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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 10/31/17

Item 1. Report to Stockholders.

Annual Report to Shareholders October 31, 2017

Invesco All Cap Market Neutral Fund

Nasdaq:
A: CPNAX ■ C: CPNCX ■ R: CPNRX ■ Y: CPNYX ■ R5: CPNFX ■ R6: CPNSX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
15	Financial Statements
17	Notes to Financial Statements
25	Financial Highlights
26	Auditor's Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Contracts
30	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

     American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco All Cap Market Neutral Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco All Cap Market Neutral Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco All Cap Market Neutral Fund (the Fund), at net asset value (NAV), outperformed the Citi US Three-Month Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.81%
Class C Shares	2.14
Class R Shares	2.63
Class Y Shares	3.10
Class R5 Shares	3.20
Class R6 Shares	3.20
Citi US Three-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.71
Lipper Alternative Equity Market Neutral Funds Index∎ (Peer Group Index)	4.34
Source(s): ▼FactSet Research Systems Inc., ∎Lipper Inc.

Market conditions and your Fund

Despite highly destructive hurricanes that threatened to derail a year-long recovery, the US economy continued to expand throughout the fiscal year ended October 31, 2017. Gross domestic product (GDP) – the value of all goods and services produced in the US – grew by 1.8% in the fourth quarter of 2016, and by 1.2% in the first quarter and 3.1% in the second quarter of 2017.1 Inflation remained subdued even as the labor market continued to strengthen. Unemployment continued its multiyear decline, hitting just 4.2% in September – a 16-year low.2

   Given signs of an improving economy, the US Federal Reserve (the Fed) raised interest rates three times during the reporting period, most recently in June 2017.3 The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.00% to 1.25% – up 75 basis points for the reporting period.3 (A basis point is 0.01%)

   Despite the Fed’s actions, major US stock market indexes repeatedly hit all-time highs throughout the reporting

Portfolio Composition
By sector, based on total net assets
	Equity Securities
	Long[1]	Short[2]	Gross Exposure[3]	Net Exposure[4]
Health Care	33.4%	32.5%	65.9%	0.9%
Information Technology	11.6	11.5	23.1	0.1
Consumer Discretionary	19.9	20.6	40.5	-0.7
Energy	6.2	7.1	13.3	-0.9
Materials	2.0	1.4	3.4	0.6
Industrials	8.4	9.0	17.4	-0.6
Financials	4.5	5.7	10.2	-1.2
Consumer Staples	2.2	1.6	3.8	0.6
Real Estate	2.0	1.1	3.1	0.9
Telecommunication Services	0.3	–	0.3	0.3
Money Market Funds Plus Other Assets Less Liabilities	9.5	–	9.5	9.5
Total	100.0	90.5	190.5	9.5
1	Represents the value of the equity securities in the portfolio.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

period. The stock market rally began immediately following the outcome of the US presidential election in November 2016, based on investors’ hopes for reduced regulation, lowered corporate and personal tax rates and increased infrastructure spending. The stock market rally continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence – even as the prospect for health care and tax reform faded somewhat.

    The Fund follows a market neutral strategy, which is intended to produce a portfolio that experiences minimal influence from the return patterns of the general US stock market. The Fund seeks neutral positioning in terms of beta (market exposure) by seeking to maintain neutral sector and industry exposures. The Fund uses a systematic model that evaluates fundamental and behavioral factors to forecast individual security returns and risks and ranks these securities based on their attractiveness relative to industry peers. Implementation occurs by establishing a portfolio with long positions in highly ranked stocks and shorting those that are poorly ranked. As such, the goal is to provide absolute risk-adjusted returns over a full market cycle, regardless of the directions of equity markets.

    In a market neutral construct, a positive spread between the top- and bottom-ranked stocks (long and short candidates for the portfolio) is intended to result in the Fund’s outperformance relative to the Citi US Three-Month Treasury Bill Index.

Total Net Assets	$128.7 million

Data presented here are as of October 31, 2017.

4 Invesco All Cap Market Neutral Fund

During the fiscal year, the Fund benefited the most from a positive long/short spread in seven of the 11 market sectors, led by the information technology (IT), consumer discretionary, materials and industrials sectors. However, the long/ short spread in the energy and financials sectors partially offset those gains and detracted from the Fund’s returns during the reporting period.

    During the fiscal year, the strongest contributors to absolute Fund performance were holdings in the consumer discretionary sector. Specifically, the long holdings in consumer services were up over 40%, while the short positions marginally declined, generating positive returns from both sides. The Fund’s short holdings in the consumer durables and apparel industry performed as expected and were also additive to Fund returns. In the strong-performing IT sector, the Fund’s short positions rose in price, detracting from returns, but were more than offset by stronger gains in the long positions. This was most evident in the computers/electronics and semiconductor industries.

    The energy sector was the largest detractor from Fund performance for the reporting period as its long/short spread was negative, mostly due to short positions in the oil, gas and consumable fuels industry. In addition, losses in long positions in the energy sector hampered Fund performance. In the financials sector, the Fund’s short positions – specifically, those in the banking and insurance industries – negatively impacted performance primarily in the fourth quarter of 2016 as the election of Donald Trump led to a broad-based rally in these industries. This rally was reversed somewhat in the following two quarters of 2017.

    Please note that the Fund may utilize derivative instruments that include equity-related total return swaps and futures contracts. During the reporting period, the Fund utilized equity-related total return swaps to efficiently implement its strategy and gain long and/or short exposure to the various sectors/ industries described above, but did not use future contracts. The implementation impact of using equity-related total return swaps is a component of transaction costs. Certain derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco All Cap Market Neutral Fund.

1	Source: Bureau of Economic Analysis
2	Source(s): Bureau of Labor Statistics, Bloomberg
3	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund. He joined Invesco in 2011.
Mr. Abata earned a BA in economics from Binghamton University.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund. He joined Invesco in 2000.
Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund. He joined Invesco in 1995.
Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund. He joined Invesco in 1987.
Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Donna Chapman Wilson Portfolio Manager and Director of Portfolio Management, is manager of Invesco All Cap Market Neutral
Fund. She joined Invesco in 1997. Ms. Chapman Wilson earned a BA in economics from Hampton University and an MBA in finance from the Wharton School of the University of Pennsylvania.

5 Invesco All Cap Market Neutral Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends,

but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The Citi US Three-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of alternative equity market neutral funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco All Cap Market Neutral Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	1.82%
1 Year	-2.84

Class C Shares
Inception (12/17/13)	2.56%
1 Year	1.14

Class R Shares
Inception (12/17/13)	3.06%
1 Year	2.63

Class Y Shares
Inception (12/17/13)	3.55%
1 Year	3.10

Class R5 Shares
Inception (12/17/13)	3.61%
1 Year	3.20

Class R6 Shares
Inception (12/17/13)	3.58%
1 Year	3.20

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	1.22%
1 Year	-3.38

Class C Shares
Inception (12/17/13)	1.98%
1 Year	0.43

Class R Shares
Inception (12/17/13)	2.47%
1 Year	1.94

Class Y Shares
Inception (12/17/13)	2.98%
1 Year	2.54

Class R5 Shares
Inception (12/17/13)	3.01%
1 Year	2.54

Class R6 Shares
Inception (12/17/13)	2.98%
1 Year	2.54

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.45%, 2.20%, 1.70%, 1.20%, 1.05% and 1.04%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.47%, 2.22%, 1.72%, 1.22%, 1.07% and 1.06%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7 Invesco All Cap Market Neutral Fund

Invesco All Cap Market Neutral Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective. In particular, there is no

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
guarantee that the portfolio manager’s stock selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to general US stock market risk, sector or industry-specific risk or market capitalization risk. In addition, the Fund’s market neutral investment strategy will likely cause the Fund to underperform the broader US equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in continued on page 6

8 Invesco All Cap Market Neutral Fund

Schedule of Investments(a)

October 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–90.57%
Aerospace & Defense–1.50%
Boeing Co. (The)	7,500	$1,934,850

Airlines–0.62%
Copa Holdings, S.A.–Class A (Panama)	6,500	800,735

Apparel Retail–1.50%
Tailored Brands, Inc.	84,000	1,297,800
Tilly’s Inc.–Class A	53,150	633,016
		1,930,816

Application Software–0.26%
Upland Software, Inc.(b)	15,000	329,550

Auto Parts & Equipment–0.44%
BorgWarner, Inc.	5,250	276,780
Stoneridge, Inc.(b)	12,725	289,367
		566,147

Biotechnology–19.97%
Acorda Therapeutics Inc.(b)	64,850	1,723,389
Akebia Therapeutics, Inc.(b)	79,400	1,441,110
Applied Genetic Technologies Corp.(b)	1,681	5,715
Arena Pharmaceuticals, Inc.(b)	58,600	1,642,558
Array BioPharma, Inc.(b)	186,050	1,944,222
BioSpecifics Technologies Corp.(b)	17,800	814,706
Calithera Biosciences, Inc.(b)	65,350	1,052,135
Celgene Corp.(b)	12,250	1,236,883
ChemoCentryx, Inc.(b)	76,450	502,277
Conatus Pharmaceuicals, Inc.(b)	48,600	223,074
CytomX Therapeutics, Inc.(b)	62,100	1,242,000
Exelixis, Inc.(b)	50,050	1,240,739
FibroGen, Inc.(b)	41,500	2,317,775
ImmunoGen, Inc.(b)	177,950	1,032,110
Ionis Pharmaceuticals, Inc.(b)	36,900	2,107,359
PDL BioPharma Inc.	96,450	285,492
Repligen Corp.(b)	6,000	223,200
Sangamo Therapeutics, Inc.(b)	140,950	1,747,780
Spectrum Pharmaceuticals, Inc.(b)	104,450	2,046,175
Verastem, Inc.(b)	60,050	229,391
Vertex Pharmaceuticals, Inc.(b)	15,200	2,222,696
Xencor, Inc.(b)	6,002	118,720
XOMA Corp.(b)	12,300	298,767
		25,698,273

Broadcasting–0.19%
Beasley Broadcast Group, Inc.–Class A	26,550	250,898

Casinos & Gaming–1.85%
Scientific Games Corp.–Class A(b)	49,900	2,375,240

Coal & Consumable Fuels–0.27%
Hallador Energy Co.	66,300	343,434

	Shares	Value
Commercial Printing–0.41%
Ennis, Inc.	9,300	$187,395
Quad/Graphics, Inc.	14,700	335,013
		522,408

Communications Equipment–0.89%
Comtech Telecommunications Corp.	43,500	935,685
PC-Tel, Inc.	31,350	208,477
		1,144,162

Computer & Electronics Retail–3.08%
Best Buy Co., Inc.	37,950	2,124,441
Conn’s, Inc.(b)	48,850	1,502,137
Rent-A-Center, Inc.	34,600	343,924
		3,970,502

Construction & Engineering–0.22%
Goldfield Corp. (The)(b)	49,350	283,763

Construction Machinery & Heavy Trucks–1.79%
Commercial Vehicle Group, Inc.(b)	45,000	365,400
Wabash National Corp.	86,050	1,936,125
		2,301,525

Consumer Electronics–0.55%
ZAGG, Inc.(b)	45,350	709,727

Consumer Finance–0.08%
Nelnet, Inc.–Class A	1,800	105,372

Copper–0.47%
Freeport-McMoRan Inc.(b)	43,700	610,926

Data Processing & Outsourced Services–0.98%
Everi Holdings Inc.(b)	127,150	1,054,073
StarTek, Inc.(b)	17,850	213,129
		1,267,202

Department Stores–0.07%
Dillard’s, Inc.–Class A	1,800	91,440

Diversified Chemicals–0.87%
Chemours Co. (The)	19,850	1,123,708

Diversified Metals & Mining–0.59%
Teck Resources Ltd.–Class B (Canada)	37,350	763,434

Education Services–0.32%
Cambium Learning Group Inc.(b)	9,300	56,916
K12 Inc.(b)	21,600	350,352
		407,268

Electronic Components–0.14%
Bel Fuse, Inc.–Class B	5,450	176,308

Electronic Equipment & Instruments–1.03%
Control4 Corp.(b)	45,200	1,331,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco All Cap Market Neutral Fund

	Shares	Value
Electronic Manufacturing Services–1.76%
KEMET Corp.(b)	88,350	$2,269,711

Financial Exchanges & Data–0.06%
Donnelley Financial Solutions, Inc.(b)	3,650	78,475

Food Distributors–0.69%
Chefs Warehouse, Inc. (The)(b)	44,600	889,770

Footwear–0.80%
Wolverine World Wide, Inc.	37,650	1,027,845

Health Care Equipment–2.73%
Cutera, Inc.(b)	23,600	927,480
Fonar Corp.(b)	1,600	51,040
LeMaitre Vascular, Inc.	18,900	604,989
Novocure Ltd.(b)	89,550	1,934,280
		3,517,789

Health Care Facilities–0.85%
Community Health Systems, Inc.(b)	185,900	1,096,810

Health Care Services–0.15%
Psychemedics Corp.	11,350	198,625

Health Care Supplies–2.92%
Lantheus Holdings, Inc.(b)	88,400	1,759,160
OraSure Technologies, Inc.(b)	100,950	1,993,762
		3,752,922

Health Care Technology–0.45%
Tabula Rasa Healthcare, Inc.(b)	19,835	572,835

Home Entertainment Software–0.15%
PolarityTE, Inc.(b)	7,650	197,906

Homebuilding–0.94%
Beazer Homes USA, Inc.(b)	57,800	1,212,644

Homefurnishing Retail–5.08%
Aaron’s, Inc.	42,900	1,578,720
Pier 1 Imports, Inc.	116,750	485,680
RH(b)	26,750	2,405,360
Select Comfort Corp.(b)	63,550	2,065,375
		6,535,135

Household Appliances–0.55%
iRobot Corp.(b)	10,450	702,136

Household Products–0.41%
HRG Group, Inc.(b)	32,300	523,906

Industrial Machinery–2.06%
Harsco Corp.(b)	106,000	2,252,500
LB Foster Co.–Class A(b)	16,050	399,645
		2,652,145

Internet & Direct Marketing Retail–2.49%
Nutrisystem, Inc.	36,750	1,835,662
PetMed Express, Inc.	38,900	1,375,504
		3,211,166

	Shares	Value
Internet Software & Services–1.23%
Blucora, Inc.(b)	43,200	$937,440
QuinStreet, Inc.(b)	72,450	644,805
		1,582,245

IT Consulting & Other Services–0.09%
Teradata Corp.(b)	3,650	122,093

Leisure Facilities–0.22%
Town Sports International Holdings, Inc.(b)	46,900	281,400

Leisure Products–0.16%
Johnson Outdoors Inc.–Class A	2,800	210,588

Life & Health Insurance–0.74%
Lincoln National Corp.	12,500	947,250

Managed Health Care–0.24%
WellCare Health Plans Inc.(b)	1,550	306,497

Marine–0.07%
Genco Shipping & Trading Ltd.(b)	7,000	84,070

Metal & Glass Containers–0.08%
Myers Industries, Inc.(b)	4,700	101,520

Office REITs–0.13%
JBG SMITH Properties(b)	5,250	163,853

Oil & Gas Drilling–1.57%
Diamond Offshore Drilling, Inc.	14,300	239,239
Noble Corp. PLC(b)	32,950	137,072
Rowan Cos. PLC–Class A(b)	64,700	927,151
Unit Corp.(b)	38,050	712,296
		2,015,758

Oil & Gas Exploration & Production–4.22%
Bill Barrett Corp.(b)	175,250	863,983
Comstock Resources, Inc.(b)	30,250	142,780
Devon Energy Corp.	31,800	1,173,420
Enerplus Corp. (Canada)	127,250	1,166,882
Evolution Petroleum Corp.	66,000	488,400
Panhandle Oil & Gas, Inc.–Class A	15,997	386,328
Whiting Petroleum Corp.(b)	200,850	1,207,108
		5,428,901

Oil & Gas Storage & Transportation–0.14%
Overseas Shipholding Group, Inc.–Class A(b)	76,500	181,305

Packaged Foods & Meats–0.48%
Sanderson Farms, Inc.	4,150	620,716

Personal Products–0.49%
Medifast, Inc.	10,200	636,480

Pharmaceuticals–6.11%
Corcept Therapeutics Inc.(b)	119,050	2,344,094
Innoviva, Inc.(b)	120,800	1,478,592
Intersect ENT, Inc.(b)	32,950	976,968
MyoKardia, Inc.(b)	33,200	1,276,540
Supernus Pharmaceuticals Inc.(b)	42,850	1,782,560
		7,858,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco All Cap Market Neutral Fund

	Shares	Value
Property & Casualty Insurance–0.35%
Ambac Financial Group, Inc.(b)	8,850	$144,078
Assured Guaranty Ltd.	8,250	306,075
		450,153

Real Estate Development–0.43%
Maui Land & Pineapple Co., Inc.(b)	35,100	559,845

Real Estate Services–0.17%
Altisource Asset Management Corp.(b)	2,650	223,594

Regional Banks–0.11%
Central Valley Community Bancorp	7,150	144,430

Reinsurance–0.29%
Blue Capital Reinsurance Holdings Ltd. (Bermuda)(b)	4,400	58,300
Third Point Reinsurance Ltd. (Bermuda)(b)	18,950	316,465
		374,765

Research & Consulting Services–0.13%
RPX Corp.(b)	12,750	166,005

Semiconductor Equipment–2.40%
Amtech Systems, Inc.(b)	21,850	318,136
SolarEdge Technologies, Inc.(b)	36,600	1,202,310
Ultra Clean Holdings, Inc.(b)	61,700	1,574,584
		3,095,030

Semiconductors–2.20%
Micron Technology, Inc.(b)	56,800	2,516,808
Pixelworks, Inc.(b)	56,950	318,350
		2,835,158

Specialized Consumer Services–1.65%
H&R Block, Inc.	13,250	327,805
Weight Watchers International, Inc.	39,850	1,790,062
		2,117,867

Specialized REITs–1.26%
CoreCivic, Inc.	65,750	1,621,395

Technology Distributors–0.25%
Systemax, Inc.(b)	11,150	318,333

	Shares	Value
Technology Hardware, Storage & Peripherals–0.24%
Intevac, Inc.(b)	27,850	$233,940
Quantum Corp.(b)	13,500	71,550
		305,490

Thrifts & Mortgage Finance–2.85%
Charter Financial Corp.	5,900	113,103
Federal Agricultural Mortgage Corp.–Class C	19,550	1,451,392
FS Bancorp, Inc.(b)	1,450	78,706
Walker & Dunlop, Inc.(b)	36,800	2,019,952
		3,663,153

Tobacco–0.13%
Alliance One International, Inc.(b)	15,050	161,035

Trading Companies & Distributors–1.25%
CAI International, Inc.(b)	35,950	1,330,869
Titan Machinery, Inc.(b)	18,550	276,209
		1,607,078

Trucking–0.38%
YRC Worldwide, Inc.(b)	35,850	482,900

Wireless Telecommunication Services–0.33%
Boingo Wireless, Inc.(b)	18,050	422,009
Total Common Stocks & Other Equity Interests (Cost $104,076,900)		116,568,318

Money Market Funds–9.11%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(c)	7,039,791	7,039,791
Invesco Treasury Portfolio–Institutional Class, 0.94%(c)	4,693,194	4,693,194
Total Money Market Funds (Cost $11,732,985)		11,732,985
TOTAL INVESTMENTS IN SECURITIES–99.68% (Cost $115,809,885)		128,301,303
OTHER ASSETS LESS LIABILITIES–0.32%		408,495
NET ASSETS–100.00%		$128,709,798

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

Open Over-The-Counter Total Return Swap Agreements — Equity Risk
Reference Entity	Counterparty	Expiration Date	Floating Rate Index(1)	Payment Frequency	Notional Amount	Upfront Payments Paid (Received)	Value		Unrealized Appreciation		Net Value of Reference Entities
Equity Securities – Short	Morgan Stanley & Co. LLC	04/24/2019	Federal Funds floating rate	Monthly	$(117,349,003)	$—	$856,299	(2)	$856,299	(2)	$(116,463,863)

(1)	The Fund receives or pays the total return on the short positions underlying the total return swap and receives a specific Federal Funds floating rate.
(2)	Amount includes $(28,841) of dividends payable and financing fees related to the reference entities.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco All Cap Market Neutral Fund

The following table represents the individual short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC, as of October 31, 2017.

	Shares	Value	Percentage of Reference Entities
Equity Securities — Short–(100.00)%
Aerospace & Defense–(1.14)%
KeyW Holding Corp. (The)	(80,800)	$(610,040)	(0.53)
Wesco Aircraft Holdings, Inc.	(75,000)	(678,750)	(0.61)
		(1,288,790)	(1.14)

Airlines–(0.19)%
Spirit Airlines, Inc.	(6,400)	(237,376)	(0.19)

Apparel Retail–(1.72)%
Boot Barn Holdings, Inc.	(42,450)	(349,364)	(0.30)
L Brands Inc.	(38,950)	(1,676,408)	(1.42)
		(2,025,772)	(1.72)

Apparel, Accessories & Luxury Goods–(2.09)%
G-III Apparel Group, Ltd.	(23,650)	(599,291)	(0.53)
Under Armour, Inc.–Class A	(73,050)	(914,586)	(1.05)
Under Armour, Inc.–Class C	(39,550)	(456,012)	(0.51)
		(1,969,889)	(2.09)

Application Software–(1.95)%
Digimarc Corp.	(18,000)	(642,600)	(0.55)
Ellie Mae, Inc.	(15,450)	(1,389,727)	(1.17)
SITO Mobile Ltd.	(35,550)	(271,957)	(0.23)
		(2,304,284)	(1.95)

Asset Management & Custody Banks–(0.58)%
Fifth Street Asset Management, Inc.	(24,250)	(99,425)	(0.08)
Safeguard Scientifics, Inc.	(10,250)	(144,525)	(0.11)
WisdomTree Investments, Inc.	(40,000)	(443,600)	(0.39)
		(687,550)	(0.58)

Automobile Manufacturers–(1.53)%
Tesla, Inc.	(5,360)	(1,777,001)	(1.53)

Automotive Retail–(5.55)%
Advance Auto Parts, Inc.	(17,300)	(1,414,102)	(1.27)
AutoZone Inc.	(2,920)	(1,721,340)	(1.46)
Monro, Inc.	(8,200)	(404,670)	(0.35)
Murphy USA Inc.	(17,100)	(1,271,556)	(1.07)
OReilly Automotive Inc.	(8,000)	(1,687,600)	(1.40)
		(6,499,268)	(5.55)

Biotechnology–(21.64)%
ACADIA Pharmaceuticals Inc.	(45,350)	(1,579,541)	(1.38)
Advaxis, Inc.	(60,650)	(206,210)	(0.18)
Agios Pharmaceuticals, Inc.	(23,500)	(1,510,345)	(1.34)
Alder Biopharmaceuticals, Inc.	(93,100)	(1,047,375)	(0.88)
Ardelyx, Inc.	(71,150)	(380,652)	(0.31)
Atara Biotherapeutics, Inc.	(20,450)	(290,390)	(0.25)
Bellicum Pharmaceuticals, Inc.	(53,750)	(506,325)	(0.44)
bluebird bio, Inc.	(12,350)	(1,717,885)	(1.48)

	Shares	Value	Percentage of Reference Entities
Biotechnology–(continued)
Cascadian Therapeutics, Inc.	(37,450)	$(171,895)	(0.14)
Coherus Biosciences, Inc.	(68,450)	(770,062)	(0.67)
Corbus Pharmaceuticals Holdings, Inc.	(79,700)	(565,870)	(0.50)
Dynavax Technologies Corp.	(80,250)	(1,765,500)	(1.36)
Eiger BioPharmaceuticals, Inc.	(11,400)	(127,110)	(0.12)
Flexion Therapeutics, Inc.	(51,800)	(1,140,118)	(0.97)
Ellie Mae Therapeutics, Inc.	(85,850)	(1,317,797)	(1.12)
Intercept Pharmaceuticals, Inc.	(12,100)	(745,723)	(0.68)
Juno Therapeutics, Inc.	(38,050)	(1,708,826)	(1.46)
La Jolla Pharmaceutical Co.	(20,375)	(700,085)	(0.59)
Mirati Therapeutics, Inc.	(39,375)	(513,844)	(0.48)
Neurocrine Biosciences, Inc.	(28,000)	(1,739,080)	(1.40)
Novavax, Inc.	(119,000)	(129,710)	(0.10)
Radius Health, Inc.	(53,550)	(1,719,491)	(1.59)
Sarepta Therapeutics, Inc.	(36,150)	(1,782,557)	(1.59)
T2 Biosystems, Inc.	(49,850)	(185,940)	(0.16)
TESARO, Inc.	(15,050)	(1,742,339)	(1.46)
Ultragenyx Pharmaceutical Inc.	(19,900)	(917,191)	(0.86)
Vital Therapies, Inc.	(27,175)	(160,332)	(0.13)
		(25,142,193)	(21.64)

Casinos & Gaming–(0.05)%
Empire Resorts, Inc.	(2,550)	(56,865)	(0.05)

Communications Equipment–(1.72)%
Finisar Corp.	(55,450)	(1,305,293)	(1.09)
Lumentum Holdings, Inc.	(11,850)	(748,328)	(0.63)
		(2,053,621)	(1.72)

Construction & Engineering–(0.33)%
Dycom Industries, Inc.	(4,350)	(382,060)	(0.33)

Construction Machinery & Heavy Trucks–(1.48)%
Wabtec Corp./DE	(22,750)	(1,740,375)	(1.48)

Distributors–(1.47)%
Core-Mark Holding Co., Inc.	(51,750)	(1,762,605)	(1.47)

Diversified Chemicals–(0.29)%
LSB Industries, Inc.	(43,950)	(331,822)	(0.29)

Diversified Metals & Mining–(0.92)%
Compass Minerals International, Inc.	(16,450)	(1,079,120)	(0.92)

Electrical Components & Equipment–(2.92)%
Acuity Brands Inc.	(10,150)	(1,697,080)	(1.38)
American Superconductor Corp.	(27,275)	(114,555)	(0.10)
Energous Corp.	(34,150)	(335,012)	(0.34)
Revolution Lighting Technologies, Inc.	(30,200)	(167,912)	(0.14)
Sunrun Inc.	(166,100)	(953,414)	(0.76)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Electrical Components & Equipment–(continued)
Vivint Solar, Inc.	(59,300)	$(222,375)	(0.20)
		(3,490,348)	(2.92)

Electronic Equipment & Instruments–(0.03)%
Mesa Laboratories, Inc.	(250)	(39,862)	(0.03)

Electronic Manufacturing Services–(1.45)%
Fabrinet (Thailand)	(46,000)	(1,710,280)	(1.45)

Environmental & Facilities Services–(0.71)%
Aqua Metals, Inc.	(32,500)	(129,350)	(0.12)
Covanta Holding Corp.	(9,550)	(153,755)	(0.12)
Team, Inc.	(45,700)	(562,110)	(0.47)
		(845,215)	(0.71)

Food Retail–(0.15)%
Natural Grocers by Vitamin Cottage, Inc.	(33,450)	(164,239)	(0.15)

General Merchandise Stores–(0.25)%
Fred’s, Inc.–Class A	(23,300)	(102,753)	(0.09)
Tuesday Morning Corp.	(65,250)	(202,275)	(0.16)
		(305,028)	(0.25)

Health Care Equipment–(6.99)%
ConforMIS Inc.	(65,100)	(230,454)	(0.20)
CytoSorbents Corp.	(43,400)	(266,910)	(0.22)
DexCom, Inc.	(39,050)	(1,756,079)	(1.49)
Entellus Medical, Inc.	(40,900)	(692,437)	(0.63)
Invacare Corp.	(51,000)	(790,500)	(0.65)
InVivo Therapeutics Holdings Corp.	(44,300)	(57,590)	(0.06)
Invuity, Inc.	(26,750)	(239,412)	(0.21)
Nevro Corp.	(14,300)	(1,252,394)	(1.12)
NuVasive, Inc.	(24,800)	(1,406,904)	(1.21)
Oxford Immunotec Global PLC	(39,200)	(518,224)	(0.53)
ViewRay Inc.	(92,350)	(636,292)	(0.54)
Viveve Medical, Inc.	(26,000)	(141,960)	(0.13)
		(7,989,156)	(6.99)

Health Care Facilities–(0.27)%
AAC Holdings, Inc.	(37,350)	(295,812)	(0.27)

Health Care Supplies–(0.99)%
Cerus Corp.	(165,650)	(475,416)	(0.41)
Endologix, Inc.	(133,000)	(704,900)	(0.58)
		(1,180,316)	(0.99)

Heavy Electrical Equipment–(0.17)%
Babcock & Wilcox Enterprises, Inc.	(46,800)	(204,984)	(0.17)

Hotels, Resorts & Cruise Lines–(0.07)%
Red Lion Hotels Corp.	(9,400)	(82,720)	(0.07)

	Shares	Value	Percentage of Reference Entities
Household Products–(0.18)%
Orchids Paper Products Co.	(16,900)	$(207,532)	(0.18)

Industrial Machinery–(0.24)%
ExOne Co. (The)	(26,700)	(283,821)	(0.24)

Internet & Direct Marketing Retail–(3.32)%
Duluth Holdings, Inc.–Class B	(42,250)	(872,885)	(0.73)
Overstock.com, Inc.	(39,800)	(1,826,820)	(1.19)
Wayfair, Inc.–Class A	(24,450)	(1,709,055)	(1.40)
		(4,408,760)	(3.32)

Internet Software & Services–(0.80)%
Liquidity Services, Inc.	(15,250)	(86,925)	(0.07)
Pandora Media, Inc.	(118,600)	(866,966)	(0.73)
		(953,891)	(0.80)

Leisure Products–(1.64)%
Mattel Inc.	(124,350)	(1,755,822)	(1.64)

Life & Health Insurance–(1.13)%
Trupanion, Inc.	(47,150)	(1,327,744)	(1.13)

Life Sciences Tools & Services–(0.47)%
Pacific Biosciences of California, Inc.	(129,550)	(547,996)	(0.47)

Movies & Entertainment–(0.87)%
Global Eagle Entertainment Inc.	(111,300)	(270,459)	(0.31)
IMAX Corp.	(31,200)	(756,600)	(0.56)
		(1,027,059)	(0.87)

Oil & Gas Equipment & Services–(1.87)%
Bristow Group, Inc.	(56,150)	(530,056)	(0.42)
Frank’s International N.V.	(80,600)	(532,766)	(0.45)
Key Energy Services, Inc.	(4,900)	(52,136)	(0.04)
US Silica Holdings, Inc.	(39,450)	(1,203,620)	(0.96)
		(2,318,578)	(1.87)

Oil & Gas Exploration & Production–(5.04)%
Callon Petroleum Co.	(95,150)	(1,055,213)	(0.85)
Gulfport Energy Corp.	(57,850)	(792,545)	(0.67)
Halcon Resources Corp.	(238,500)	(1,569,330)	(1.24)
Lilis Energy, Inc.	(82,350)	(410,103)	(0.33)
Resolute Energy Corp.	(35,350)	(1,061,561)	(0.85)
Sanchez Energy Corp.	(92,650)	(401,174)	(0.30)
SM Energy Co.	(52,550)	(1,120,892)	(0.80)
		(6,410,818)	(5.04)

Oil & Gas Storage & Transportation–(0.35)%
Frontline Ltd. (Norway)	(55,950)	(340,735)	(0.29)
Nordic American Tankers Ltd.	(15,050)	(66,822)	(0.06)
		(407,557)	(0.35)

Personal Products–(1.39)%
Coty, Inc.–Class A	(105,400)	(1,623,160)	(1.39)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Pharmaceuticals–(5.82)%
Adamis Pharmaceuticals Corp.	(47,950)	$(249,340)	(0.23)
Axsome Therapeutics, Inc.	(36,300)	(172,425)	(0.15)
Collegium Pharmaceutical, Inc.	(46,650)	(481,895)	(0.45)
Dermira, Inc.	(65,700)	(1,758,789)	(1.56)
Egalet Corp.	(35,100)	(34,398)	(0.03)
Lipocine Inc.	(31,850)	(112,430)	(0.10)
Medicines Co. (The)	(36,750)	(1,056,195)	(1.03)
Nektar Therapeutics, Inc.	(68,050)	(1,639,325)	(1.42)
Neos Therapeutics, Inc.	(42,900)	(446,160)	(0.27)
Ocular Therapeutix, Inc.	(46,500)	(267,840)	(0.22)
TherapeuticsMD, Inc.	(56,550)	(266,916)	(0.24)
WaVe Life Sciences Ltd.	(5,950)	(137,147)	(0.12)
		(6,622,860)	(5.82)

Property & Casualty Insurance–(0.98)%
AmTrust Financial Services Inc.	(83,200)	(1,044,992)	(0.98)

Real Estate Operating Companies–(0.06)%
Trinity Place Holdings, Inc.	(9,400)	(67,680)	(0.06)

Regional Banks–(1.68)%
Bank of California, Inc.	(41,600)	(875,680)	(0.72)
MidSouth Bancorp, Inc.	(26,800)	(351,080)	(0.30)
Pacific Mercantile Bancorp	(772)	(7,218)	(0.01)
United Bankshares, Inc.	(20,750)	(745,963)	(0.65)
		(1,979,941)	(1.68)

Reinsurance–(0.47)%
Maiden Holdings Ltd.	(67,600)	(557,700)	(0.47)

Research & Consulting Services–(0.34)%
Cogint, Inc.	(86,400)	(393,120)	(0.34)

Restaurants–(3.47)%
Chipotle Mexican Grill, Inc.	(6,300)	(1,712,970)	(1.68)
Habit Restaurants, Inc. (The)–Class A	(41,100)	(505,530)	(0.42)
Jamba, Inc.	(6,950)	(57,129)	(0.05)
Noodles & Co.	(65,634)	(285,508)	(0.25)
Papa John’s International, Inc.	(12,050)	(820,002)	(0.71)
Shake Shack Inc.–Class A	(1,350)	(51,246)	(0.04)
Zoe’s Kitchen, Inc.	(30,400)	(373,312)	(0.32)
		(3,805,697)	(3.47)

Retail REITs–(1.06)%
CBL & Associates Properties, Inc.	(12,200)	(95,648)	(0.09)
Pennsylvania Real Estate Investment Trust	(110,900)	(1,077,948)	(0.97)
		(1,173,596)	(1.06)

	Shares	Value	Percentage of Reference Entities
Semiconductor Equipment–(0.89)%
CyberOptics Corp.	(11,300)	$(162,720)	(0.13)
PDF Solutions, Inc.	(57,650)	(844,572)	(0.76)
		(1,007,292)	(0.89)

Semiconductors–(4.05)%
Advanced Micro Devices Inc.	(134,950)	(1,482,426)	(1.62)
Impinj, Inc.	(32,800)	(1,119,792)	(0.97)
MACOM Technology Solutions Holdings, Inc.	(30,400)	(1,242,752)	(1.02)
NeoPhotonics Corp.	(68,150)	(355,061)	(0.33)
SunPower Corp.	(19,000)	(135,280)	(0.11)
		(4,335,311)	(4.05)

Soft Drinks–(0.04)%
Celsius Holdings, Inc.	(7,750)	(40,610)	(0.04)

Specialized Finance–(0.39)%
On Deck Capital, Inc.	(91,600)	(451,588)	(0.39)

Specialized REITs–(0.15)%
Life Storage, Inc.	(2,150)	(173,763)	(0.15)

Specialty Chemicals–(0.38)%
Flotek Industries, Inc.	(92,100)	(453,132)	(0.38)

Specialty Stores–(0.78)%
MarineMax, Inc.	(38,600)	(716,030)	(0.55)
Sportsmans Warehouse Holdings, Inc.	(62,600)	(256,660)	(0.23)
		(972,690)	(0.78)

Systems Software–(0.57)%
SecureWorks Corp.–Class A	(61,900)	(620,238)	(0.57)

Technology Hardware, Storage & Peripherals–(1.58)%
3D Systems Corp.	(55,450)	(686,471)	(0.55)
Diebold Nixdorf, Inc.	(36,800)	(710,240)	(0.66)
USA Technologies, Inc.	(69,050)	(438,468)	(0.37)
		(1,835,179)	(1.58)

Thrifts & Mortgage Finance–(1.08)%
Meta Financial Group, Inc.	(15,150)	(1,321,838)	(1.08)

Trading Companies & Distributors–(0.79)%
Huttig Building Products, Inc.	(39,050)	(262,416)	(0.24)
NOW Inc.	(52,450)	(656,674)	(0.55)
		(919,090)	(0.79)

Trucking–(1.47)%
Hertz Global Holdings, Inc.	(71,100)	(1,768,257)	(1.47)
Total Equity Securities — Short		$(116,463,863)	(100.00)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco All Cap Market Neutral Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $104,076,900)	$116,568,318
Investments in affiliated money market funds, at value and cost	11,732,985
Other investments:
Unrealized appreciation on swap agreements — OTC	856,299
Deposits with brokers:
Cash collateral — OTC derivatives	50,811
Foreign currencies, at value (Cost $51)	53
Receivable for:
Investments sold	12,793,437
Fund shares sold	417,064
Dividends and interest	34,499
Investment for trustee deferred compensation and retirement plans	7,476
Other assets	58,038
Total assets	142,518,980

Liabilities:
Other investments:
Swaps payable — OTC	174,079
Payable for:
Investments purchased	13,398,032
Fund shares reacquired	153,988
Accrued fees to affiliates	25,061
Accrued trustees’ and officers’ fees and benefits	2,113
Accrued other operating expenses	48,433
Trustee deferred compensation and retirement plans	7,476
Total liabilities	13,809,182
Net assets applicable to shares outstanding	$128,709,798

Net assets consist of:
Shares of beneficial interest	$101,297,766
Undistributed net investment income (loss)	(862,941)
Undistributed net realized gain	14,927,254
Net unrealized appreciation	13,347,719
$128,709,798

Net Assets:
Class A	$11,085,105
Class C	$4,855,923
Class R	$109,368
Class Y	$40,874,699
Class R5	$10,359
Class R6	$71,774,344

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,100,478
Class C	495,633
Class R	10,963
Class Y	4,025,590
Class R5	1,018
Class R6	7,065,375
Class A:
Net asset value per share	$10.07
Maximum offering price per share
(Net asset value of $10.07 ÷ 94.50%)	$10.66
Class C:
Net asset value and offering price per share	$9.80
Class R:
Net asset value and offering price per share	$9.98
Class Y:
Net asset value and offering price per share	$10.15
Class R5:
Net asset value and offering price per share	$10.18
Class R6:
Net asset value and offering price per share	$10.16

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco All Cap Market Neutral Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $6,038)	$1,313,667
Dividends from affiliated money market funds	80,212
Total investment income	1,393,879

Expenses:
Advisory fees	1,391,916
Administrative services fees	50,000
Custodian fees	9,751
Distribution fees:
Class A	63,564
Class C	74,645
Class R	584
Transfer agent fees — A, C, R and Y	92,386
Transfer agent fees — R5	2
Transfer agent fees — R6	313
Trustees’ and officers’ fees and benefits	22,248
Registration and filing fees	90,496
Reports to shareholders	38,993
Professional services fees	62,710
Other	11,051
Total expenses	1,908,659
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(54,255)
Net expenses	1,854,404
Net investment income (loss)	(460,525)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	32,809,799
Foreign currencies	25
Swap agreements	(24,129,094)
8,680,730
Change in net unrealized appreciation (depreciation) of:
Investment securities	3,611,051
Foreign currencies	2
Swap agreements	(7,067,258)
(3,456,205)
Net realized and unrealized gain	5,224,525
Net increase in net assets resulting from operations	$4,764,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco All Cap Market Neutral Fund

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(460,525)	$(225,004)
Net realized gain (loss)	8,680,730	(31,472,934)
Change in net unrealized appreciation (depreciation)	(3,456,205)	15,439,146
Net increase (decrease) in net assets resulting from operations	4,764,000	(16,258,792)

Distributions to shareholders from net investment income:
Class A	—	(1,996,674)
Class C	—	(342,508)
Class R	—	(5,987)
Class Y	—	(2,153,585)
Class R5	—	(67,476)
Class R6	—	(84,398)
Total distributions from net investment income	—	(4,650,628)

Distributions to shareholders from net realized gains:
Class A	(23,299)	—
Class C	(5,884)	—
Class R	(63)	—
Class Y	(23,998)	—
Class R5	(290)	—
Class R6	(40,229)	—
Total distributions from net realized gains	(93,763)	—

Share transactions–net:
Class A	(32,641,294)	37,820,319
Class C	(5,491,479)	9,875,981
Class R	3,532	106,118
Class Y	(1,328,111)	30,769,232
Class R5	(484,975)	—
Class R6	(4,100,374)	77,562,633
Net increase (decrease) in net assets resulting from share transactions	(44,042,701)	156,134,283
Net increase (decrease) in net assets	(39,372,464)	135,224,863

Net assets:
Beginning of year	168,082,262	32,857,399
End of year (includes undistributed net investment income (loss) of $(862,941) and $(7,969,348), respectively)	$128,709,798	$168,082,262

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco All Cap Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco All Cap Market Neutral Fund

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

18                         Invesco All Cap Market Neutral Fund

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

19                         Invesco All Cap Market Neutral Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective January 1, 2017, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.85%
Next $250 million	0.82%
Next $500 million	0.80%
Next $1.5 billion	0.77%
Next $2.5 billion	0.75%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Over $10 billion	0.67%

20                         Invesco All Cap Market Neutral Fund

Prior to January 1, 2017, the Fund had paid an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.93%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to January 1, 2017, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $33,021 and reimbursed class level expenses of $6,723, $1,974, $31, $11,905 and $49 of Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $4,290 in front-end sales commissions from the sale of Class A shares and $1,506 and $4,574 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the

21                         Invesco All Cap Market Neutral Fund

securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$116,568,318	$—	$—	$116,568,318
Money Market Funds	11,732,985	—	—	11,732,985
	128,301,303	—	—	128,301,303
Swap Agreements*	—	856,299	—	856,299
Total Investments	$128,301,303	$856,299	$—	$129,157,602

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2017:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements — OTC	$856,299
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$856,299

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
Counterparty	Swap Agreements	Swap Agreements		Non-Cash	Cash
Morgan Stanley & Co. LLC	$856,299	$(174,079)	$682,220	$—	$—	$682,220

22                         Invesco All Cap Market Neutral Fund

Effect of Derivative Investments for the year ended October 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(24,129,094)
Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	(7,067,258)
Total	$(31,196,352)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$134,533,049

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $552.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$—	$4,597,598
Long-term capital gain	93,763	53,030
Total distributions	$93,763	$4,650,628

Tax Components of Net Assets at Period-End:

2017
Undistributed long-term gain	$15,127,768
Net unrealized appreciation — investments	12,290,905
Temporary book/tax differences	(6,641)
Shares of beneficial interest	101,297,766
Total net assets	$128,709,798

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation.

23                         Invesco All Cap Market Neutral Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $221,975,495 and $290,225,550, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$15,956,009
Aggregate unrealized (depreciation) of investments	(3,665,104)
Net unrealized appreciation of investments	$12,290,905

Cost of investments for tax purposes is $116,866,697.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and swap agreement income, on October 31, 2017, undistributed net investment income (loss) was increased by $7,566,932, undistributed net realized gain was increased by $6,818,945 and shares of beneficial interest was decreased by $14,385,877. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	450,565	$4,530,754	9,254,725	$98,705,258
Class C	58,328	578,322	1,785,156	18,630,806
Class R	3,876	38,742	25,401	266,205
Class Y	3,880,773	39,331,445	5,966,976	62,854,381
Class R6(b)	941,211	9,425,954	8,048,947	84,017,175

Issued as reinvestment of dividends:
Class A	1,971	20,639	132,014	1,395,381
Class C	573	5,875	32,714	341,201
Class R	6	57	444	4,665
Class Y	2,159	22,736	145,868	1,547,659
Class R6	3,792	39,939	1,595	16,921

Reacquired:
Class A	(3,693,539)	(37,192,687)	(6,120,260)	(62,280,320)
Class C	(618,543)	(6,075,676)	(913,301)	(9,096,026)
Class R	(3,557)	(35,267)	(17,120)	(164,752)
Class Y	(4,055,298)	(40,682,292)	(3,326,932)	(33,632,808)
Class R5	(48,983)	(484,975)	—	—
Class R6	(1,336,039)	(13,566,267)	(656,366)	(6,471,463)
Net increase (decrease) in share activity	(4,412,705)	$(44,042,701)	14,359,861	$156,134,283

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 55% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On February 18, 2016, 6,524,352 Class R6 shares valued at $68,766,670 were sold to affiliated mutual funds.

24                         Invesco All Cap Market Neutral Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$9.80	$(0.05)	$0.33	$0.28	$—	$(0.01)	$(0.01)	$10.07	2.81%	$11,085	1.43	%(d)	1.48	%(d)	1.43	%(d)	1.48	%(d)	(0.50	)%(d)	162%
Year ended 10/31/16	11.92	(0.03)	(0.76)	(0.79)	(1.33)	—	(1.33)	9.80	(7.42)	42,539	1.61		1.85		1.61		1.85		(0.26)		168
Year ended 10/31/15	10.70	(0.20)	1.42	1.22	—	—	—	11.92	11.40	12,812	3.69	(e)	4.62	(e)	1.60		2.53		(1.85)		175
Year ended 10/31/14(f)	10.00	(0.27)	0.97	0.70	—	—	—	10.70	7.00	9,742	4.53	(e)(g)	7.28	(e)(g)	1.60	(g)	4.35	(g)	(3.03	)(g)	105
Class C
Year ended 10/31/17	9.60	(0.12)	0.33	0.21	—	(0.01)	(0.01)	9.80	2.14	4,856	2.18	(d)	2.23	(d)	2.18	(d)	2.23	(d)	(1.25	)(d)	162
Year ended 10/31/16	11.76	(0.10)	(0.76)	(0.86)	(1.30)	—	(1.30)	9.60	(8.19)	10,136	2.36		2.60		2.36		2.60		(1.01)		168
Year ended 10/31/15	10.63	(0.28)	1.41	1.13	—	—	—	11.76	10.63	1,772	4.44	(e)	5.37	(e)	2.35		3.28		(2.60)		175
Year ended 10/31/14(f)	10.00	(0.34)	0.97	0.63	—	—	—	10.63	6.30	857	5.28	(e)(g)	8.03	(e)(g)	2.35	(g)	5.10	(g)	(3.78	)(g)	105
Class R
Year ended 10/31/17	9.73	(0.07)	0.33	0.26	—	(0.01)	(0.01)	9.98	2.63	109	1.68	(d)	1.73	(d)	1.68	(d)	1.73	(d)	(0.75	)(d)	162
Year ended 10/31/16	11.86	(0.05)	(0.76)	(0.81)	(1.32)	—	(1.32)	9.73	(7.66)	104	1.86		2.10		1.86		2.10		(0.51)		168
Year ended 10/31/15	10.68	(0.22)	1.40	1.18	—	—	—	11.86	11.05	23	3.94	(e)	4.87	(e)	1.85		2.78		(2.10)		175
Year ended 10/31/14(f)	10.00	(0.29)	0.97	0.68	—	—	—	10.68	6.80	40	4.78	(e)(g)	7.53	(e)(g)	1.85	(g)	4.60	(g)	(3.28	)(g)	105
Class Y
Year ended 10/31/17	9.85	(0.03)	0.34	0.31	—	(0.01)	(0.01)	10.15	3.10	40,875	1.18	(d)	1.23	(d)	1.18	(d)	1.23	(d)	(0.25	)(d)	162
Year ended 10/31/16	11.97	(0.00)	(0.77)	(0.77)	(1.35)	—	(1.35)	9.85	(7.24)	41,369	1.36		1.60		1.36		1.60		(0.01)		168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	—	—	11.97	11.66	16,907	3.44	(e)	4.37	(e)	1.35		2.28		(1.60)		175
Year ended 10/31/14(f)	10.00	(0.25)	0.97	0.72	—	—	—	10.72	7.20	14,651	4.28	(e)(g)	7.03	(e)(g)	1.35	(g)	4.10	(g)	(2.78	)(g)	105
Class R5
Year ended 10/31/17	9.86	(0.02)	0.35	0.33	—	(0.01)	(0.01)	10.18	3.30	10	1.10	(d)	1.12	(d)	1.10	(d)	1.12	(d)	(0.17	)(d)	162
Year ended 10/31/16	11.97	(0.00)	(0.76)	(0.76)	(1.35)	—	(1.35)	9.86	(7.15)	493	1.36		1.45		1.36		1.45		(0.01)		168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	—	—	11.97	11.66	599	3.44	(e)	4.28	(e)	1.35		2.19		(1.60)		175
Year ended 10/31/14(f)	10.00	(0.25)	0.97	0.72	—	—	—	10.72	7.20	648	4.28	(e)(g)	7.00	(e)(g)	1.35	(g)	4.07	(g)	(2.78	)(g)	105
Class R6
Year ended 10/31/17	9.85	(0.02)	0.34	0.32	—	(0.01)	(0.01)	10.16	3.20	71,774	1.10	(d)	1.12	(d)	1.10	(d)	1.12	(d)	(0.17	)(d)	162
Year ended 10/31/16	11.97	(0.00)	(0.77)	(0.77)	(1.35)	—	(1.35)	9.85	(7.24)	73,442	1.36		1.44		1.36		1.44		(0.01)		168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	—	—	11.97	11.66	745	3.44	(e)	4.28	(e)	1.35		2.19		(1.60)		175
Year ended 10/31/14(f)	10.00	(0.25)	0.97	0.72	—	—	—	10.72	7.20	584	4.28	(e)(g)	6.99	(e)(g)	1.35	(g)	4.06	(g)	(2.78	)(g)	105

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $25,426, $7,465, $117, $45,023, $461 and $71,930 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Ratio of interest expense and dividends on short sales to average net assets for the years ended October 31, 2015 and October 31, 2014 were 2.09% and 2.93%, respectively.
(f)	Commencement date of December 17, 2013.
(g)	Annualized.

25                         Invesco All Cap Market Neutral Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco All Cap Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco All Cap Market Neutral Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 17, 2013 (commencement of investment operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

26                         Invesco All Cap Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,003.00	$7.17	$1,018.05	$7.22	1.42%
C	1,000.00	999.00	10.93	1,014.27	11.02	2.17
R	1,000.00	1,002.00	8.43	1,016.79	8.49	1.67
Y	1,000.00	1,004.00	5.91	1,019.31	5.96	1.17
R5	1,000.00	1,004.90	5.26	1,019.96	5.30	1.04
R6	1,000.00	1,004.90	5.26	1,019.96	5.30	1.04

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco All Cap Market Neutral Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco All Cap Market Neutral Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund only had three years of performance history and compared the Fund’s investment performance during the past one and three calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Equity Market Neutral Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the first quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

28                         Invesco All Cap Market Neutral Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted how the Fund’s rate compared to the effective sub-adviser fee rate of one fund sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and its affiliates do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although

Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29                         Invesco All Cap Market Neutral Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$93,763
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30                         Invesco All Cap Market Neutral Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco All Cap Market Neutral Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	ACMN-AR-1	12202017	1506

Annual Report to Shareholders October 31, 2017

Invesco Balanced-Risk Allocation Fund

Nasdaq:
A: ABRZX ▪ B: ABRBX ▪ C: ABRCX ▪ R: ABRRX ▪ Y: ABRYX ▪ R5: ABRIX ▪ R6: ALLFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
11	Consolidated Schedule of Investments
15	Consolidated Financial Statements
17	Notes to Consolidated Financial Statements
27	Financial Highlights
28	Auditor's Report
29	Fund Expenses
30	Approval of Investment Advisory and Sub-Advisory Contracts
32	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Balanced-Risk Allocation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Balanced-Risk Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Balanced-Risk Allocation Fund (the Fund), at net asset value (NAV), underperformed the Fund’s custom style-specific benchmark, the Custom Invesco Balanced-Risk Allocation Style Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.66%
Class B Shares	6.95
Class C Shares	6.95
Class R Shares	7.48
Class Y Shares	8.06
Class R5 Shares	8.12
Class R6 Shares	8.11
S&P 500 Index▼ (Broad Market Index)	23.63
Custom Invesco Balanced-Risk Allocation Style Index∎ (Style-Specific Index)	13.58
Lipper Alternative Global Macro Funds Index [t] (Peer Group Index)	10.84
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; [t]Lipper Inc.

Market conditions and your Fund

During the fiscal year ended October 31, 2017, each of the asset classes in which the Fund invests (directly or indirectly through derivatives), with the exception of fixed income, provided positive contributions to Fund performance. For the reporting period, the Fund at NAV reported positive absolute performance. The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    The Fund’s strategic exposure to equities, obtained through the use of swaps and futures, led results for the reporting period, with all six markets in which the Fund invests posting positive returns. Asian equities were the leading contributor as Japanese equity prices were boosted by increased exports. Hong Kong equities provided further positive influence from the Asian region, rising in sympathy with emerging markets, which enjoyed a substantial rally. While the prospect of less accommodative monetary policy from the European Central Bank (ECB) and Brexit (the UK’s plan to leave the European Union) remained sources of political and economic uncertainty, European and UK equities performed strongly due to improved economic data and positive confidence surveys. US equities (both large- and small-caps) also contributed to the Fund’s

Performance. The reporting period began with most major US stock market indexes hitting record highs following the US presidential election. Investors believed the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question after the first quarter of 2017, when it appeared that enacting significant regulatory and tax reform might be more difficult than previously anticipated. Tactical positioning in US equities, obtained through the use of swaps and futures, contributed to Fund performance for the reporting period as overweight exposure to the asset class proved timely.

    The Fund’s exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also contributed to Fund performance for the fiscal year, as gains in industrial metals and energy outweighed losses in agriculture and precious metals. Strategic positioning in industrial metals was the leading performer within the asset class, with gains in both aluminum and copper. Increased industrial metals prices were supported by strong manufacturing and import growth data out of China and by indications that China intended to cut production to curb pollution. The Fund’s strategic positioning within energy was also favorable as all assets, with the exception of natural gas, experienced gains. The energy commodity sector started the fiscal year plagued by high inventory levels and rising US production and rig counts. These conditions lasted throughout much of the first half of 2017. Oil and distillate prices rebounded in the third quarter of 2017 as the US rig count declined and expectations rose for an extension of OPEC’s production cuts. Severe weather also affected energy prices in the third quarter of 2017 as

Target Risk Allocation and Notional Asset Weights as of 10/31/17
By asset class
Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	49.23%	42.33%
Fixed Income	16.67	54.08
Commodities	34.10	31.90
Total	100.00	128.31
*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$5.0 billion

4 Invesco Balanced-Risk Allocation Fund

hurricanes forced refinery shutdowns that further boosted prices. Natural gas prices rose at the beginning of the fiscal year, but those gains were not enough to outweigh the losses from rising US output at the end of the fiscal year. Strategic positioning in precious metals detracted from Fund performance with both gold and silver posting negative results. Precious metals were pressured as the US Federal Reserve raised short-term interest rates three times during the reporting period – in December 2016, and in March and June 2017 – and by expectations for another increase in December 2017. Strategic positioning in agriculture was the leading detractor within the sector. Most agriculture assets posted losses, lean hogs and live cattle posted gains, and cotton was flat. Lean hogs and live cattle rose due to strong US export demand. Sugar was by far the leading detractor as production increased despite softer global demand. Tactical positioning within commodities, obtained through the use of futures, swaps and commodity-linked notes, slightly detracted from Fund results for the reporting period.

    The Fund’s exposure to global government bonds, obtained through the use of swaps and futures, detracted from results for the reporting period. Despite expectations that the ECB would likely begin tapering its monetary policy accommodation, German government bonds were the sole contributor to performance within the fixed income asset class. Canadian government bonds were the largest detractor within the fixed income asset class as yields rose after the Central Bank of Canada raised rates in July. Yields spiked again in the third quarter of 2017 in response to a surprise rate hike by the Central Bank of Canada. The Fund’s tactical positioning within bonds detracted from performance as losses from overweight exposure to Canadian and UK government bonds, coupled with underweight exposure to German government bonds, outweighed gains from underweight exposure to Australian and US government bonds.

    Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund. He joined Invesco in

2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund. He joined Invesco in

1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund. He joined Invesco in

1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund. He joined Invesco in

2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund. He joined Invesco in

1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

5 Invesco Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 6/2/09

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (6/2/09)	6.90%
5 Years	3.22
1 Year	1.74

Class B Shares
Inception (6/2/09)	6.83%
5 Years	3.33
1 Year	1.99

Class C Shares
Inception (6/2/09)	6.81%
5 Years	3.63
1 Year	5.96

Class R Shares
Inception (6/2/09)	7.35%
5 Years	4.16
1 Year	7.48

Class Y Shares
Inception (6/2/09)	7.89%
5 Years	4.67
1 Year	8.06

Class R5 Shares
Inception (6/2/09)	7.92%
5 Years	4.72
1 Year	8.12

Class R6 Shares
Inception	7.86%
5 Years	4.79
1 Year	8.11

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C,

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/2/09)	6.66%
5 Years	2.41
1 Year	–2.33

Class B Shares
Inception (6/2/09)	6.59%
5 Years	2.52
1 Year	–2.16

Class C Shares
Inception (6/2/09)	6.58%
5 Years	2.82
1 Year	1.65

Class R Shares
Inception (6/2/09)	7.11%
5 Years	3.32
1 Year	3.11

Class Y Shares
Inception (6/2/09)	7.66%
5 Years	3.87
1 Year	3.69

Class R5 Shares
Inception (6/2/09)	7.68%
5 Years	3.88
1 Year	3.67

Class R6 Shares
Inception	7.63%
5 Years	3.97
1 Year	3.84

Class R, Class Y, Class R5 and Class R6 shares was 1.28%, 2.03%, 2.03%, 1.53%, 1.03%, 0.97% and 0.90%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.35%, 2.10%, 2.10%, 1.60%, 1.10%, 1.04% and 0.97%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7 Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of a recent announcement by the Internal Revenue Service, the Fund intends to invest in commodity-linked notes: (a) directly, generally only to the extent that it obtains an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.
∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
∎	Correlation risk. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because

8 Invesco Balanced-Risk Allocation Fund

interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.

∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve continued on page 10

9 Invesco Balanced-Risk Allocation Fund

continued from page 9

the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although the Fund’s investment strategy targets a specific volatility level, certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Balanced-Risk Allocation Style Index consists of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index. Effective December 1, 2009, the
fixed income component of the Custom Balanced-Risk Allocation Style Index changed from the JP Morgan Global (Traded) Index to the Bloomberg Barclays U.S. Aggregate Index.
∎	The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.
∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market. The index return is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The JP Morgan Global (Traded) Index is a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, the United Kingdom, Denmark, the Nether-lands and the United States.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10 Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

October 31, 2017

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–32.59%
U.S. Treasury Bills–12.64%(a)
U.S. Treasury Bills	0.94%	12/14/2017	$260,000,000	$259,700,714
U.S. Treasury Bills	1.02%	01/04/2018	100,000,000	99,815,780
U.S. Treasury Bills	1.12%	01/04/2018	61,000,000	60,887,626
U.S. Treasury Bills	1.11%	02/08/2018	62,700,000	62,507,749
U.S. Treasury Bills	1.12%	02/08/2018	150,000,000	149,540,070
				632,451,939

U.S. Treasury Notes–19.95%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.27%)(b)	1.38%	01/31/2018	413,350,000	413,674,273
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)(b)	1.30%	04/30/2018	346,240,000	346,635,198
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.19%)(b)	1.28%	07/31/2018	237,520,000	237,883,406
				998,192,877
Total U.S. Treasury Securities (Cost $1,629,564,557)				1,630,644,816

		Expiration Date

Commodity-Linked Securities–3.31%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.03% (linked to the Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index, multiplied by 2) (Canada)(c)		09/24/2018	70,700,000	74,093,485
RBC Capital Markets, LLC, Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 05 Excess Return Index)(c)		09/17/2018	96,500,000	91,468,476
Total Commodity-Linked Securities (Cost $167,200,000)				165,561,961

			Shares

Money Market Funds–59.51%
Government & Agency Portfolio–Institutional Class, 0.95%(d)			1,265,641,681	1,265,641,681
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 1.25%(d)			250,189,540	250,189,540
Treasury Obligations Portfolio–Institutional Class, 0.92%(d)			1,000,000,000	1,000,000,000
Treasury Portfolio–Institutional Class, 0.94%(d)			462,043,788	462,043,788
Total Money Market Funds (Cost $2,977,875,009)				2,977,875,009
TOTAL INVESTMENTS–95.41% (Cost $4,774,639,566)				4,774,081,786
OTHER ASSETS LESS LIABILITIES–4.59%				229,574,570
NET ASSETS–100.00%				$5,003,656,356

Open Futures Contracts(e)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Brent Crude	1,545	January-2018	$94,152,300	$7,961,917	$7,961,917
Gasoline Reformulated Blendstock Oxygenate Blending	2,132	December-2017	155,134,980	12,426,702	12,426,702
Heating Oil	725	April-2018	56,417,760	4,000,138	4,000,138
Silver	1,495	December-2017	124,780,175	(3,830,435)	(3,830,435)
WTI Crude	965	April-2018	52,756,550	3,294,384	3,294,384
Subtotal — Commodity Risk				23,852,706	23,852,706

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(e)—(continued)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	8,800	December-2017	$377,036,194	$22,260,502	$22,260,502
E-Mini Russell 2000 Index	3,600	December-2017	270,486,000	14,732,507	14,732,507
E-Mini S&P 500 Index	2,260	December-2017	290,715,100	9,815,610	9,815,610
FTSE 100 Index	3,870	December-2017	383,897,305	5,031,538	5,031,538
Hang Seng Index	1,685	November-2017	304,541,493	(148,892)	(148,892)
Tokyo Stock Price Index	2,765	December-2017	428,770,780	42,808,784	42,808,784
Subtotal — Equity Risk				94,500,049	94,500,049
Australia 10 Year Bonds	5,290	December-2017	521,721,578	(2,799,728)	(2,799,728)
Canada 10 Year Bonds	8,500	December-2017	905,476,320	(2,269,982)	(2,269,982)
Euro Bonds	1,980	December-2017	375,383,201	1,330,970	1,330,970
Long Gilt	2,530	December-2017	417,854,729	(9,532,842)	(9,532,842)
U.S. Treasury Long Bonds	2,875	December-2017	438,347,656	(7,695,778)	(7,695,778)
Subtotal — Interest Rate Risk				(20,967,360)	(20,967,360)
Total Futures Contracts				$97,385,395	$97,385,395

Open Over-The-Counter Total Return Swap Agreements(f)
Counterparty	Pay/ Receive	Reference Entity(g)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30%	Monthly	1,200,000	April-2018	$103,234,560	$—	$335,400	$335,400
Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47	Monthly	129,500	July-2018	104,968,556	—	0	0
Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	Monthly	53,500	January-2018	47,259,455	—	0	0
Goldman Sachs International	Receive	Goldman Sachs Alpha Basket B823 Excess Return Strategy	0.40	Monthly	585,000	July-2018	46,823,096	—	331,923	331,923
J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	265,000	April-2018	57,654,778	—	2,699,555	2,699,555
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	527,000	June-2018	85,447,885	—	0	0
Merrill Lynch International	Receive	MLCX Aluminum Annual Excess Return Index	0.28	Monthly	91,000	September-2018	10,907,023	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	1,200,000	September-2018	53,267,916	—	0	0
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	605,000	October-2018	70,487,280	—	667,618	667,618
Subtotal — Appreciation — Commodity Risk								—	4,034,496	4,034,496
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33	Monthly	183,500	October-2018	104,466,440	—	(2,554,504)	(2,554,504)
J.P. Morgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	660,000	October-2018	68,841,366	—	(559,020)	(559,020)
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	815,000	December-2017	48,131,048	—	(546,702)	(546,702)
Subtotal — Commodity Risk								—	(3,660,226)	(3,660,226)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(f)—(continued)
Counterparty	Pay/ Receive	Reference Entity(g)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Receive	Hang Seng Index Futures	—	Monthly	475	November-2017	$85,849,976	$—	$(101,959)	$(101,959)
Subtotal — Equity Risk								—	(101,959)	(101,959)
Subtotal — Depreciation								—	(3,762,185)	(3,762,185)
Total — Total Return Swap Agreements								$—	$272,311	$272,311

Investments Abbreviations:

EMTN	– European Medium-Term Notes

Index Information:

Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index

– a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.

RBC Enhanced Agricultural Basket 05 Excess Return Index	– a commodity index composed of futures contracts on Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.

Notes to Consolidated Schedule of Investments:

(a)	Securities traded on a discount basis. The interest rates shown represent the discount rates at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2017.
(c)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $165,561,961, which represented 3.31% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	Futures contracts collateralized by $171,220,000 cash held with Bank of America Merrill Lynch, the futures commission merchant.
(f)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(g)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts
	Copper	100.00%

Monthly Rebalance Commodity Excess Return Index
	Long Futures Contracts
	Cocoa	0.17%
	Coffee ‘C’	5.28
	Corn	7.70
	Cotton No. 2	18.88
	Lean Hogs	0.52
	Live Cattle	1.24
	Soybean Meal	18.81
	Soybean Oil	4.79
	Soybeans	18.38
	Sugar No. 11	19.42
	Wheat	4.81
	Total	100.00%

Single Commodity Index Excess Return
	Long Futures Contracts
	Gold	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Balanced-Risk Allocation Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage

Goldman Sachs Alpha Basket B823 Excess Return Strategy
	Long Futures Contracts
	Cocoa	0.17%
	Coffee ‘C’	5.28
	Corn	7.70
	Cotton No. 2	18.88
	Lean Hogs	0.52
	Live Cattle	1.24
	Soybean Meal	18.81
	Soybean Oil	4.79
	Soybeans	18.38
	Sugar No. 11	19.42
	Wheat	4.81
	Total	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts
	Gas Oil	100.00%

MLCX Aluminum Annual Excess Return Index
	Long Futures Contracts
	Aluminum	100.00%

Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100.00%
MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return
	Long Futures Contracts
	Aluminum	100.00%

Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts
	Copper	100.00%

S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100.00%

Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts
	Aluminum	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $1,796,764,557)	$1,796,206,777
Investments in affiliated money market funds, at value and cost	2,977,875,009
Other investments:
Variation margin receivable- futures	6,876,122
Swaps receivable — OTC	3,107,298
Unrealized appreciation on swap agreements — OTC	4,034,496
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	171,220,000
Cash collateral — OTC derivatives	42,311,962
Cash	12,661,544
Receivable for:
Fund shares sold	3,949,351
Dividends and interest	2,803,873
Fund expenses absorbed	39,864
Investment for trustee deferred compensation and retirement plans	631,115
Other assets	99,521
Total assets	5,021,816,932

Liabilities:
Other investments:
Swaps payable — OTC	4,560,730
Unrealized depreciation on swap agreements — OTC	3,762,185
Payable for:
Dividends	11
Fund shares reacquired	6,683,566
Accrued fees to affiliates	2,358,702
Accrued trustees’ and officers’ fees and benefits	8,807
Accrued other operating expenses	62,343
Trustee deferred compensation and retirement plans	724,232
Total liabilities	18,160,576
Net assets applicable to shares outstanding	$5,003,656,356

Net assets consist of:
Shares of beneficial interest	$4,665,229,938
Undistributed net investment income (loss)	(1,050,892)
Undistributed net realized gain	242,377,384
Net unrealized appreciation	97,099,926
$5,003,656,356

Net Assets:
Class A	$1,337,537,170
Class B	$4,902,521
Class C	$1,051,038,352
Class R	$23,518,065
Class Y	$2,147,497,289
Class R5	$119,102,862
Class R6	$320,060,097

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	118,565,480
Class B	452,699
Class C	97,052,639
Class R	2,116,142
Class Y	187,917,801
Class R5	10,418,534
Class R6	27,975,290
Class A:
Net asset value per share	$11.28
Maximum offering price per share
(Net asset value of $11.28 ÷ 94.50%)	$11.94
Class B:
Net asset value and offering price per share	$10.83
Class C:
Net asset value and offering price per share	$10.83
Class R:
Net asset value and offering price per share	$11.11
Class Y:
Net asset value and offering price per share	$11.43
Class R5:
Net asset value and offering price per share	$11.43
Class R6:
Net asset value and offering price per share	$11.44

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2017

Investment income:
Interest	$19,281,365
Dividends from affiliated money market funds	18,504,718
Total investment income	37,786,083

Expenses:
Advisory fees	44,756,087
Administrative services fees	634,340
Custodian fees	56,363
Distribution fees:
Class A	3,873,324
Class B	68,072
Class C	11,555,875
Class R	128,956
Transfer agent fees — A, B, C, R and Y	5,698,869
Transfer agent fees — R5	95,100
Transfer agent fees — R6	11,075
Trustees’ and officers’ fees and benefits	97,408
Registration and filing fees	252,689
Reports to shareholders	745,774
Professional services fees	75,304
Other	33,032
Total expenses	68,082,268
Less: Fees waived and expense offset arrangement(s)	(3,070,964)
Net expenses	65,011,304
Net investment income (loss)	(27,225,221)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(52,326,256)
Foreign currencies	(1,839,858)
Futures contracts	209,989,737
Swap agreements	58,617,311
214,440,934
Change in net unrealized appreciation (depreciation) of:
Investment securities	8,712,874
Futures contracts	192,484,930
Swap agreements	(6,469,466)
194,728,338
Net realized and unrealized gain	409,169,272
Net increase in net assets resulting from operations	$381,944,051

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(27,225,221)	$(54,791,123)
Net realized gain	214,440,934	591,803,421
Change in net unrealized appreciation (depreciation)	194,728,338	(188,727,657)
Net increase in net assets resulting from operations	381,944,051	348,284,641

Distributions to shareholders from net investment income:
Class A	(66,255,742)	(57,902,283)
Class B	(237,993)	(224,978)
Class C	(36,855,169)	(26,864,376)
Class R	(922,264)	(541,614)
Class Y	(66,982,783)	(65,220,904)
Class R5	(5,634,379)	(4,519,268)
Class R6	(11,414,824)	(12,605,397)
Total distributions from net investment income	(188,303,154)	(167,878,820)

Distributions to shareholders from net realized gains:
Class A	(74,624,430)	(83,448,580)
Class B	(342,193)	(487,027)
Class C	(52,991,448)	(58,155,269)
Class R	(1,119,513)	(878,445)
Class Y	(70,271,304)	(84,286,403)
Class R5	(5,814,960)	(5,762,170)
Class R6	(11,561,935)	(15,388,645)
Total distributions from net realized gains	(216,725,783)	(248,406,539)

Share transactions-net:
Class A	(502,289,546)	(494,455,959)
Class B	(3,444,466)	(4,653,827)
Class C	(214,072,180)	(302,047,491)
Class R	(3,615,578)	1,391,792
Class Y	376,209,099	(804,827,082)
Class R5	(24,107,384)	(13,958,529)
Class R6	32,561,955	(120,976,238)
Net increase (decrease) in net assets resulting from share transactions	(338,758,100)	(1,739,527,334)
Net increase (decrease) in net assets	(361,842,986)	(1,807,528,052)

Net assets:
Beginning of year	5,365,499,342	7,173,027,394
End of year (includes undistributed net investment income (loss) of $ (1,050,892) and $179,178,674, respectively)	$5,003,656,356	$5,365,499,342

Notes to Consolidated Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to

17                         Invesco Balanced-Risk Allocation Fund

invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

18                         Invesco Balanced-Risk Allocation Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

19                         Invesco Balanced-Risk Allocation Fund

I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

20                         Invesco Balanced-Risk Allocation Fund

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.87%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

21                         Invesco Balanced-Risk Allocation Fund

Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $3,045,950.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $287,069 in front-end sales commissions from the sale of Class A shares and $3,410, $5 and $61,915 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

22                         Invesco Balanced-Risk Allocation Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$—	$1,630,644,816	$—	$1,630,644,816
Commodity-Linked Securities	—	165,561,961	—	165,561,961
Money Market Funds	2,977,875,009	—	—	2,977,875,009
	2,977,875,009	1,796,206,777	—	4,774,081,786
Futures Contracts*	97,385,395	—	—	97,385,395
Swap Agreements*	—	272,311	—	272,311
Total Investments	$3,075,260,404	$1,796,479,088	$—	$4,871,739,492

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2017:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$27,683,141	$94,648,941	$1,330,970	$123,663,052
Unrealized appreciation on swap agreements — OTC	4,034,496	—	—	4,034,496
Total Derivative Assets	31,717,637	94,648,941	1,330,970	127,697,548
Derivatives not subject to master netting agreements	(27,683,141)	(94,648,941)	(1,330,970)	(123,663,052)
Total Derivative Assets subject to master netting agreements	$4,034,496	$—	$—	$4,034,496

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(3,830,435)	$(148,892)	$(22,298,330)	$(26,277,657)
Unrealized depreciation on swap agreements — OTC	(3,660,226)	(101,959)	—	(3,762,185)
Total Derivative Liabilities	(7,490,661)	(250,851)	(22,298,330)	(30,039,842)
Derivatives not subject to master netting agreements	3,830,435	148,892	22,298,330	26,277,657
Total Derivative Liabilities subject to master netting agreements	$(3,660,226)	$(101,959)	$—	$(3,762,185)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

23                         Invesco Balanced-Risk Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)
Parent
Goldman Sachs International	$2,229,133	$(719,695)	$1,509,438	$—	$(1,509,438)	$—

Subsidiary
Barclays Bank PLC	—	(2,563,004)	(2,563,004)	—	2,563,004	—
Canadian Imperial Bank of Commerce	361,440	(47,579)	313,861	—	(313,861)	—
Cargill, Inc.	560,502	(576,959)	(16,457)	—	16,457	—
Goldman Sachs International	352,582	(48,808)	303,774	—	(303,774)	—
J.P. Morgan Chase Bank, N.A.	2,700,195	(564,837)	2,135,358	—	—	2,135,358
Macquarie Bank Ltd.	—	(549,471)	(549,471)	—	549,471	—
Merrill Lynch International	267,631	(3,237,935)	(2,970,304)	—	2,970,304	—
Morgan Stanley Capital Services LLC	670,311	(14,627)	655,684	—	(655,684)	—
Subtotal — Subsidiary	$4,912,661	$(7,603,220)	$(2,690,559)	$—	$4,825,917	$2,135,358
Total	$7,141,794	$(8,322,915)	$(1,181,121)	$—	$3,316,479	$2,135,358

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$(22,923,979)	$358,154,308	$(125,240,592)	$209,989,737
Swap agreements	44,614,876	17,142,187	(3,139,752)	58,617,311
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	47,611,081	76,666,192	68,207,657	192,484,930
Swap agreements	(8,300,285)	1,561,370	269,449	(6,469,466)
Total	$61,001,693	$453,524,057	$(59,903,238)	$454,622,512

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$5,811,749,924	$1,017,416,903

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $25,014.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

24                         Invesco Balanced-Risk Allocation Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$276,778,756	$304,855,039
Long-term capital gain	128,250,181	111,430,320
Total distributions	$405,028,937	$416,285,359

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$150,471,658
Undistributed long-term gain	151,700,940
Net unrealized appreciation — investments	36,930,443
Temporary book/tax differences	(676,623)
Shares of beneficial interest	4,665,229,938
Total net assets	$5,003,656,356

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to futures contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $167,200,000 and $214,127,570, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $0 and $326,186,405, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$72,172,341
Aggregate unrealized (depreciation) of investments	(35,241,898)
Net unrealized appreciation of investments	$36,930,443

Cost of investments for tax purposes is $4,834,809,049.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income and distributions from the subsidiary, futures contracts, net operating losses and swap income, on October 31, 2017, undistributed net investment income (loss) was increased by $35,298,809, undistributed net realized gain was decreased by $35,298,857 and shares of beneficial interest was increased by $48. This reclassification had no effect on the net assets of the Fund.

25                         Invesco Balanced-Risk Allocation Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	18,344,979	$199,052,527	22,578,985	$245,970,130
Class B	17,226	180,479	23,520	246,424
Class C	7,991,905	83,300,692	9,157,449	95,744,113
Class R	613,374	6,597,183	854,075	9,171,029
Class Y	91,480,150	1,002,638,508	45,959,002	505,120,404
Class R5	367,417	4,048,073	713,325	7,891,295
Class R6	5,656,103	62,767,897	1,685,506	18,696,169

Issued as reinvestment of dividends:
Class A	12,977,593	136,394,509	12,003,891	123,039,883
Class B	57,085	579,412	68,184	676,382
Class C	7,791,943	79,088,220	6,816,812	67,622,773
Class R	164,218	1,702,944	117,113	1,186,352
Class Y	10,355,586	109,976,321	8,632,272	89,344,012
Class R5	1,071,434	11,378,630	972,969	10,070,231
Class R6	2,159,386	22,932,683	2,695,857	27,902,119

Automatic conversion of Class B shares to Class A shares:
Class A	254,966	2,780,044	285,285	3,100,212
Class B	(264,857)	(2,780,044)	(295,706)	(3,100,212)

Reacquired:
Class A	(77,488,915)	(840,516,626)	(80,825,479)	(866,566,184)
Class B	(135,528)	(1,424,313)	(238,135)	(2,476,421)
Class C	(35,969,659)	(376,461,092)	(44,870,865)	(465,414,377)
Class R	(1,109,646)	(11,915,705)	(833,996)	(8,965,589)
Class Y	(66,911,066)	(736,405,730)	(129,540,888)	(1,399,291,498)
Class R5	(3,647,987)	(39,534,087)	(2,976,458)	(31,920,055)
Class R6	(4,816,169)	(53,138,625)	(16,039,347)	(167,574,526)
Net increase (decrease) in share activity	(31,040,462)	$(338,758,100)	(163,056,629)	$(1,739,527,334)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

26                         Invesco Balanced-Risk Allocation Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$11.34	$(0.05)	$0.87	$0.82	$(0.41)	$(0.47)	$(0.88)	$11.28	7.76%	$1,337,537	1.22	%(d)	1.28	%(d)	(0.49	)%(d)	12%
Year ended 10/31/16	11.27	(0.10)	0.88	0.78	(0.29)	(0.42)	(0.71)	11.34	7.59	1,864,271	1.20		1.27		(0.89)		96
Year ended 10/31/15	12.36	(0.14)	(0.05)	(0.19)	(0.24)	(0.66)	(0.90)	11.27	(1.64)	2,371,657	1.21		1.26		(1.16)		10
Year ended 10/31/14	12.88	(0.14)	0.53	0.39	—	(0.91)	(0.91)	12.36	3.52	2,938,957	1.20		1.24		(1.16)		72
Year ended 10/31/13	12.88	(0.14)	0.78	0.64	(0.29)	(0.35)	(0.64)	12.88	5.15	4,229,859	1.14		1.21		(1.07)		0
Class B
Year ended 10/31/17	10.90	(0.12)	0.84	0.72	(0.32)	(0.47)	(0.79)	10.83	7.05	4,903	1.97	(d)	2.03	(d)	(1.24	)(d)	12
Year ended 10/31/16	10.85	(0.17)	0.83	0.66	(0.19)	(0.42)	(0.61)	10.90	6.67	8,491	1.95		2.02		(1.64)		96
Year ended 10/31/15	11.92	(0.22)	(0.05)	(0.27)	(0.14)	(0.66)	(0.80)	10.85	(2.40)	13,242	1.96		2.01		(1.91)		10
Year ended 10/31/14	12.53	(0.23)	0.53	0.30	—	(0.91)	(0.91)	11.92	2.85	20,853	1.95		1.99		(1.91)		72
Year ended 10/31/13	12.59	(0.22)	0.75	0.53	(0.24)	(0.35)	(0.59)	12.53	4.34	31,381	1.89		1.96		(1.82)		0
Class C
Year ended 10/31/17	10.90	(0.12)	0.84	0.72	(0.32)	(0.47)	(0.79)	10.83	7.05	1,051,038	1.97	(d)	2.03	(d)	(1.24	)(d)	12
Year ended 10/31/16	10.85	(0.17)	0.83	0.66	(0.19)	(0.42)	(0.61)	10.90	6.67	1,278,218	1.95		2.02		(1.64)		96
Year ended 10/31/15	11.91	(0.22)	(0.04)	(0.26)	(0.14)	(0.66)	(0.80)	10.85	(2.32)	1,584,982	1.96		2.01		(1.91)		10
Year ended 10/31/14	12.53	(0.23)	0.52	0.29	—	(0.91)	(0.91)	11.91	2.77	1,930,318	1.95		1.99		(1.91)		72
Year ended 10/31/13	12.59	(0.22)	0.75	0.53	(0.24)	(0.35)	(0.59)	12.53	4.34	2,550,094	1.89		1.96		(1.82)		0
Class R
Year ended 10/31/17	11.18	(0.07)	0.85	0.78	(0.38)	(0.47)	(0.85)	11.11	7.48	23,518	1.47	(d)	1.53	(d)	(0.74	)(d)	12
Year ended 10/31/16	11.12	(0.12)	0.86	0.74	(0.26)	(0.42)	(0.68)	11.18	7.26	27,359	1.45		1.52		(1.14)		96
Year ended 10/31/15	12.20	(0.16)	(0.05)	(0.21)	(0.21)	(0.66)	(0.87)	11.12	(1.86)	25,690	1.46		1.51		(1.41)		10
Year ended 10/31/14	12.75	(0.17)	0.53	0.36	—	(0.91)	(0.91)	12.20	3.30	28,166	1.45		1.49		(1.41)		72
Year ended 10/31/13	12.77	(0.17)	0.77	0.60	(0.27)	(0.35)	(0.62)	12.75	4.89	29,964	1.39		1.46		(1.32)		0
Class Y
Year ended 10/31/17	11.47	(0.02)	0.88	0.86	(0.43)	(0.47)	(0.90)	11.43	8.15	2,147,497	0.97	(d)	1.03	(d)	(0.24	)(d)	12
Year ended 10/31/16	11.41	(0.07)	0.87	0.80	(0.32)	(0.42)	(0.74)	11.47	7.75	1,755,257	0.95		1.02		(0.64)		96
Year ended 10/31/15	12.51	(0.11)	(0.05)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.40)	2,600,015	0.96		1.01		(0.91)		10
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	3,699,738	0.95		0.99		(0.91)		72
Year ended 10/31/13	12.97	(0.10)	0.78	0.68	(0.31)	(0.35)	(0.66)	12.99	5.42	4,846,950	0.89		0.96		(0.82)		0
Class R5
Year ended 10/31/17	11.48	(0.01)	0.87	0.86	(0.44)	(0.47)	(0.91)	11.43	8.12	119,103	0.92	(d)	0.98	(d)	(0.19	)(d)	12
Year ended 10/31/16	11.41	(0.06)	0.88	0.82	(0.33)	(0.42)	(0.75)	11.48	7.88	144,960	0.89		0.96		(0.58)		96
Year ended 10/31/15	12.51	(0.10)	(0.06)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.39)	158,826	0.93		0.98		(0.88)		10
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	186,943	0.93		0.97		(0.89)		72
Year ended 10/31/13	12.97	(0.10)	0.78	0.68	(0.31)	(0.35)	(0.66)	12.99	5.45	206,573	0.86		0.93		(0.79)		0
Class R6
Year ended 10/31/17	11.49	(0.00)	0.87	0.87	(0.45)	(0.47)	(0.92)	11.44	8.20	320,060	0.85	(d)	0.91	(d)	(0.12	)(d)	12
Year ended 10/31/16	11.43	(0.06)	0.88	0.82	(0.34)	(0.42)	(0.76)	11.49	7.93	286,944	0.82		0.89		(0.51)		96
Year ended 10/31/15	12.53	(0.09)	(0.05)	(0.14)	(0.30)	(0.66)	(0.96)	11.43	(1.27)	418,615	0.83		0.88		(0.78)		10
Year ended 10/31/14	12.99	(0.10)	0.55	0.45	—	(0.91)	(0.91)	12.53	3.97	480,626	0.83		0.87		(0.79)		72
Year ended 10/31/13	12.97	(0.09)	0.77	0.68	(0.31)	(0.35)	(0.66)	12.99	5.48	521,099	0.79		0.86		(0.72)		0

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,549,330, $6,807, $1,155,587, $25,791, $1,994,137, $125,508 and $287,517 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Note 13—Subsequent Event

On December 1, 2017, the Fund’s Board of Trustees approved the early conversion of the remaining assets in the Fund’s Class B shares into Class A shares to occur on or about January 26, 2018. At the close of business on or about January 26, 2018, (the “Conversion Date”) all outstanding Class B shares of the Fund will be converted to Class A shares of the Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Once the conversion is completed, Class B shares will be closed and become inactive. No contingent deferred sales charges will be payable in connection with this early conversion. The conversion of the Fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser.

27                         Invesco Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Balanced-Risk Allocation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Balanced-Risk Allocation Fund and its subsidiary (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

28                         Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017, through October 31, 2017.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
Class	Beginning Account Value (05/01/17)	Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,041.60	$6.33	$1,019.00	$6.26	1.23%
B	1,000.00	1,037.40	10.17	1,015.22	10.06	1.98
C	1,000.00	1,037.40	10.17	1,015.22	10.06	1.98
R	1,000.00	1,041.20	7.61	1,017.74	7.53	1.48
Y	1,000.00	1,042.90	5.05	1,020.27	4.99	0.98
R5	1,000.00	1,043.80	4.79	1,020.52	4.74	0.93
R6	1,000.00	1,043.80	4.43	1,020.87	4.38	0.86

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

29                         Invesco Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) Series is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Balanced-Risk Allocation Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Global Macro Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

30                         Invesco Balanced-Risk Allocation Fund

management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of one such mutual fund and below the rates of two off-shore funds. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one fund sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

31                         Invesco Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$128,250,181
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	40.36%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$88,513,706

32                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Balanced-Risk Allocation Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	IBRA-AR-1	12192017	1047

Annual Report to Shareholders October 31, 2017

Invesco

Invesco Balanced-Risk Commodity Strategy Fund

Nasdaq:
A: BRCAX ▪ B: BRCBX ▪ C: BRCCX ▪ R: BRCRX ▪ Y: BRCYX ▪ R5: BRCNX ▪ R6: IBRFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Consolidated Schedule of Investments
14	Consolidated Financial Statements
16	Notes to Consolidated Financial Statements
26	Financial Highlights
27	Auditor's Report
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Contracts
31	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Balanced-Risk Commodity Strategy Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Broce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Balanced-Risk Commodity Strategy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Balanced-Risk Commodity Strategy Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Commodity Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.47%
Class B Shares	-0.19
Class C Shares	-0.34
Class R Shares	0.35
Class Y Shares	0.80
Class R5 Shares	0.83
Class R6 Shares	1.04
Bloomberg Commodity Index▼ (Broad Market/Style-Specific Index)	2.35
Source(s): ▼Bloomberg L.P.

Market conditions and your Fund

The fiscal year ended October 31, 2017, was a strong period for industrial metals and energy but a tough year for agriculture and, to a lesser extent, precious metals. The Fund’s ability to tactically adjust its exposure to assets did not have a meaningful impact on Fund performance, as gains in energy and industrial metals were offset by losses in precious metals and agriculture. The Fund invests with a long bias in four commodity complexes – agriculture, energy, industrial metals and precious metals – and makes tactical adjustments on a monthly basis to try and take advantage of short-term market dynamics.

    Strategic positioning in industrial metals was the leading contribution to Fund performance during the fiscal year as gains in copper outpaced those of aluminum. Both metals started the fiscal year strongly due to solid Chinese manufacturing data and optimism for infrastructure spending under the newly elected Trump administration. Copper prices were further aided by mine strikes and fears of inventory shortages, as well as a weaker US dollar. Aluminum benefited from similar trends as well as indications that the Chinese government was committed to cutting aluminum production in order to curb pollution. The Fund’s tactical exposure to industrial metals, obtained through the use of swaps, futures and commodity-linked notes, contributed to Fund performance as overweight allocations to aluminum, copper and zinc out weighed minor losses from nickel. Nickel and zinc are commodities the Fund trades only to a smaller degree within our tactical allocation due to their lower liquidity.

    Strategic positioning in energy contributed to Fund performance due to gains in oil and distillates during the reporting period. Unleaded gasoline was the top contributor to Fund performance within the complex, followed by Brent crude oil. Energy prices and performance fluctuated throughout the fiscal year due to uncertainty around OPEC production cuts and a glut of global supply. The complex started the fiscal year on a positive note as OPEC agreed to cut crude oil production by 1.2 million barrels per day.1

However, high inventory levels and reports of rising US production and rig counts weighed on crude oil prices during the first half of 2017. Oil and distillate prices rebounded in the third quarter of 2017 as the rig count in the US declined and expectations for an extension of OPEC’s production cuts rose. Severe weather also affected energy prices in the third quarter of 2017 as hurricanes forced refinery shutdowns, further boosting prices. Within the energy complex, natural gas was the only asset to suffer losses, as temperate weather reduced demand. The Fund’s tactical exposure to energy, obtained through the use of swaps, futures and commodity-linked notes, contributed to performance due to an underweight position in natural gas and overweight allocations to Brent crude oil and heating oil.

    The Fund’s strategic positioning in precious metals detracted from Fund performance as both gold and silver declined in price, with silver suffering the larger net loss. Despite signs of rising global inflation, a weaker US dollar and geopolitical tensions with North Korea, precious metals were pressured by the US Federal Reserve increasing interest rates three times during the fiscal year – and expectations for another increase in December 2017. The Fund’s tactical positioning within precious metals, obtained through the use of swaps, futures and commodity-linked notes, also detracted from Fund performance due to an overweight position in both gold and silver.

    The Fund’s strategic positioning within agriculture was the main detractor from Fund performance for the fiscal year as most assets, with the exception of lean hogs and live cattle, posted losses. Lean hogs and live cattle prices rose due to strong US export demand and fears of supply shortages. Sugar was by far the worst-performing asset in the agriculture complex; prices were weighed down by

Target Risk Allocation and Notional Asset Weights as of 10/31/17
By asset class
Asset Class	Target Risk Allocation*	Notional Asset Weights**
Agriculture	28.21%	36.18%
Energy	35.76	31.72
Industrial Metals	21.88	26.59
Precious Metals	14.15	20.51
Total	100.00	115.00
*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$860.5 million

4 Invesco Balanced-Risk Commodity Strategy Fund

rising global production even as demand fell. Losses in coffee also hurt the agriculture complex as the world’s largest grower, Brazil, had a good harvest. Soybeans and soymeal came under pressure due to a record Brazilian harvest that cut into US exports. Additionally, good weather and growing conditions in the US led to another strong harvest for grains; this put additional pressure on soybeans, soymeal, corn and wheat. Tactical agriculture exposure, obtained through the use of swaps, futures and commodity-linked notes, detracted from Fund performance as gains from exposure to sugar, soybeans and cotton weren’t enough to outweigh losses from coffee, lean hogs and wheat.

    Please note that our strategy is principally implemented with derivative instruments that include futures, total return swaps and commodity-linked notes. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Commodity Strategy Fund.

1	Source: Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity Strategy Fund. He joined
Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity Strategy Fund. He joined
Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity Strategy Fund. He joined
Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity Strategy Fund. He joined
Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity Strategy Fund. He joined
Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

5 Invesco Balanced-Risk Commodity Strategy Fund

Your Fund’s Long-Term Performance

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

∎ Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/ or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.

∎ US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

About indexes used in this report

∎ The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.

∎ The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎ A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎ The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6 Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-5.87%
5 Years	-9.17
1 Year	-5.08

Class B Shares
Inception (11/30/10)	-5.76%
5 Years	-9.16
1 Year	-5.07

Class C Shares
Inception (11/30/10)	-5.81%
5 Years	-8.85
1 Year	-1.32

Class R Shares
Inception (11/30/10)	-5.29%
5 Years	-8.36
1 Year	0.35

Class Y Shares
Inception (11/30/10)	-4.81%
5 Years	-7.91
1 Year	0.80

Class R5 Shares
Inception (11/30/10)	-4.77%
5 Years	-7.84
1 Year	0.83

Class R6 Shares
Inception	-4.82%
5 Years	-7.77
1 Year	1.04

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.56%, 2.31%, 2.31%,

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-6.33%
5 Years	-10.45
1 Year	-8.53

Class B Shares
Inception (11/30/10)	-6.22%
5 Years	-10.44
1 Year	-8.56

Class C Shares
Inception (11/30/10)	-6.25%
5 Years	-10.10
1 Year	-4.81

Class R Shares
Inception (11/30/10)	-5.73%
5 Years	-9.64
1 Year	-3.38

Class Y Shares
Inception (11/30/10)	-5.26%
5 Years	-9.19
1 Year	-2.84

Class R5 Shares
Inception (11/30/10)	-5.22%
5 Years	-9.13
1 Year	-2.81

Class R6 Shares
Inception	-5.29%
5 Years	-9.09
1 Year	-2.74

1.81%, 1.31%, 1.22% and 1.12%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.64%, 2.39%, 2.39%, 1.89%, 1.39%, 1.30% and 1.20%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y,

    Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7 Invesco Balanced-Risk Commodity Strategy Fund

Invesco Balanced-Risk Commodity Strategy Fund’s investment objective is to provide total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of a recent announcement by the Internal Revenue Service, the Fund intends to invest in commodity-linked notes: (a) directly, generally only to the extent that it obtains an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.
∎	Commodity risk. The Fund will concentrate its investments in commodities markets and will therefore have investment exposure to the commodities markets and one or more sectors of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because the Fund’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

∎	Correlation risk. Because the Fund’s investment strategy seeks to balance risk across the four sectors of the commodities market and, within each commodity sector, across different commodities, to the extent either the sectors of the commodities markets or the selected commodities become correlated in a way not anticipated by the Adviser the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Balanced-Risk Commodity Strategy Fund

asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

9 Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

October 31, 2017

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–32.59%
U.S. Treasury Bills–14.00%(a)
U.S. Treasury Bills	1.06%	12/14/2017	$25,000,000	$24,971,223
U.S. Treasury Bills	1.10%	12/14/2017	14,680,000	14,663,102
U.S. Treasury Bills(b)	1.12%	01/04/2018	21,300,000	21,260,761
U.S. Treasury Bills	1.11%	02/08/2018	59,740,000	59,556,825
				120,451,911

U.S. Treasury Notes–18.59%(c)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)	1.28%	07/31/2018	43,910,000	43,977,182
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.19%)	1.30%	04/30/2018	53,010,000	53,070,506
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.27%)	1.38%	01/31/2018	62,880,000	62,929,329
				159,977,017
Total U.S. Treasury Securities (Cost $280,245,275)				280,428,928

		Expiration Date
Commodity-Linked Securities–6.21%
Barclays Bank PLC (United Kingdom) , U.S. Federal Funds (Effective) rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3)(d)		07/19/2018	21,150,000	29,378,405
International Bank for Reconstruction and Development, 6 month USD LIBOR rate minus 0.60% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 2)		04/26/2018	20,000,000	24,021,605
Total Commodity-Linked Securities (Cost $41,150,000)				53,400,010

			Shares
Exchange-Traded Fund–0.96%
PowerShares DB Gold Fund (Cost $11,674,831)(e)			205,000	8,284,050

Money Market Funds–54.32%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(f)			241,468,431	241,468,431
Invesco Treasury Portfolio–Institutional Class, 0.94%(f)			142,210,288	142,210,288
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 1.25%(f)			83,721,222	83,721,222
Total Money Market Funds (Cost $467,399,941)				467,399,941
TOTAL INVESTMENTS IN SECURITIES–94.08% (Cost $800,470,047)				809,512,929
OTHER ASSETS LESS LIABILITIES–5.92%				50,949,348
NET ASSETS–100.00%				$860,462,277

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Balanced-Risk Commodity Strategy Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Coffee C	202	December-2017	$9,476,325	$(1,296,235)	$(1,296,235)
Corn	565	December-2017	9,767,438	(1,173,008)	(1,173,008)
Cotton No. 2	1,151	December-2017	39,352,690	(2,011,364)	(2,011,364)
Lean Hogs	55	December-2017	1,496,000	145,330	145,330
LME Zinc	356	January-2018	29,156,400	370,500	370,500
NYH RBOB Gasoline (Globex)	1,000	December-2017	72,765,000	6,061,030	6,061,030
Natural Gas	450	December-2017	3,258,000	(241,380)	(241,380)
Soybean	757	July-2018	38,313,663	312,158	312,158
Wheat	575	December-2017	12,031,875	(3,508,331)	(3,508,331)
Subtotal — Long				(1,341,300)	(1,341,300)

Short Futures Contracts
Cocoa	123	March-2018	(2,569,470)	(39,293)	(39,293)
Total Futures Contracts — Commodity Risk				$(1,380,593)	$(1,380,593)

Open Over-The-Counter Total Return Swap Agreements(g)
Counterparty	Pay/ Receive	Reference Entity(h)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Heating Oil Roll Yield Excess Return Index	0.37%	Monthly	141,100	January-2018	$33,368,033	$—	$1,513,664	$1,513,664
Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47	Monthly	27,000	January-2018	3,547,600	—	121,983	121,983
Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.35	Monthly	51,200	March-2018	12,395,116	—	394,511	394,511
Canadian Imperial Bank of Commerce	Receive	CIBC Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	447,000	April-2018	38,454,874	—	124,937	124,937
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.45	Monthly	862,000	October-2018	32,752,191	—	319,378	319,378
Goldman Sachs International	Receive	Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index	0.37	Monthly	198,300	March-2018	39,773,150	—	2,102,278	2,102,278
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	92,000	April-2018	20,015,998	—	937,204	937,204
Macquarie Bank Ltd.	Receive	Modified Macquarie Single Commodity Sugar type A Excess Return Index	0.34	Monthly	114,000	January-2018	21,219,379	—	838,003	838,003
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	10,900	June-2018	1,767,328	—	0	0
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	253,600	June-2018	41,118,755	—	0	0
Merrill Lynch International	Receive	MLCX Aluminum Annual Excess Return Index	0.28	Monthly	61,500	September-2018	7,371,230	—	0	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	58,300	September-2018	38,622,601	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	666,000	September-2018	29,563,693	—	0	0
Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll Index	0.30	Monthly	95,300	April-2018	14,636,622	—	463,892	463,892
Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.35	Monthly	92,600	March-2018	26,717,656	—	0	0
Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.35	Monthly	36,900	March-2018	10,646,668	—	0	0
Royal Bank of Canada	Receive	RBC Enhanced Copper LME 01 Excess Return Index	0.28	Monthly	35,700	June-2018	22,296,792	—	0	0
Subtotal — Appreciation								—	6,815,850	6,815,850

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements—(continued)(g)
Counterparty	Pay/ Receive	Reference Entity(h)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Excess Return Index	0.30%	Monthly	80,700	May-2018	$23,435,893	$—	$(347,834)	$(347,834)
Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index	0.30	Monthly	56,700	January-2018	61,606,081	—	(722,471)	(722,471)
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	427,000	October-2018	44,538,278	—	(361,669)	(361,669)
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	1,219,000	December-2017	71,989,874	—	(817,705)	(817,705)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	Monthly	210,500	May-2018	41,465,848	—	(568,413)	(568,413)
Subtotal — Depreciation								—	(2,818,092)	(2,818,092)
Total Swap Agreements — Commodity Risk								$—	$3,997,758	$3,997,758

Investment Abbreviations:

Barclays Diversified Energy-Metals Total Return Index

— a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, Copper, Gasoil, Gold, Silver, Unleaded Gasoline, and WTI Crude Oil.

LIBOR	— London Interbank Offered Rate
USD	— U.S. Dollar

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2017.
(d)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security, at October 31, 2017, represented 3.41% of the Fund’s Net Assets.
(e)	Affiliated company. The security and the Fund are affiliated by having the same investment adviser. See Note 5.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(g)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(h)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Barclays Heating Oil Roll Yield Excess Return Index
	Long Futures Contracts
	Heating Oil	100%
Barclays Live Cattle Roll Yield Excess Return Index
	Long Futures Contracts
	Live Cattle	100%
Barclays WTI Crude Roll Yield Excess Return Index
	Long Futures Contracts
	WTI Crude	100%
CIBC Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts
	Copper	100%
Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index
	Long Futures Contracts
	Cotton No.2	100%
Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index
	Long Futures Contracts
	Sugar	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts
	Gas Oil	100%
Modified Macquarie Single Commodity Sugar type A Excess Return Index
	Long Futures Contracts
	Sugar	100%
Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100%
MLCX Aluminum Annual Excess Return Index
	Long Futures Contracts
	Aluminum	100%
MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts
	Copper	100%
MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100%
MS Soybean Oil Dynamic Roll Index
	Long Futures Contracts
	Soybean Oil	100%
RBC Enhanced Brent Crude Oil 01 Excess Return Index
	Long Futures Contracts
	Brent Crude	100%
RBC Enhanced Copper LME 01 Excess Return Index
	Long Futures Contracts
	Copper	100%
Barclays Soybeans Seasonal Excess Return Index
	Long Futures Contracts
	Soybeans	100%
S&P GSCI Soybean Meal Excess Return Index
	Long Futures Contracts
	Soybean Meal	100%
S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100%
Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts
	Aluminum	100%
Macquarie Single Commodity Silver type A Excess Return Index
	Long Futures Contracts
	Silver	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $321,395,275)	$333,828,938
Investments in affiliates, at value (Cost $479,074,772)	475,683,991
Other investments:
Variation margin receivable — futures contracts	346,393
Unrealized appreciation on LME futures contracts	370,500
Swaps receivable — OTC	5,754,430
Unrealized appreciation on swap agreements — OTC	6,815,850
Cash	4,970,383
Deposits with brokers:
Cash collateral — OTC derivatives	37,763,144
Receivable for:
Fund shares sold	1,390,595
Dividends and interest	505,035
Fund expenses absorbed	14,894
Investment for trustee deferred compensation and retirement plans	75,341
Other assets	79,629
Total assets	867,599,123

Liabilities:
Other investments:
LME futures contracts payable	1,111,204
Swaps payable — OTC	1,873,984
Unrealized depreciation on swap agreements — OTC	2,818,092
Payable for:
Fund shares reacquired	796,279
Accrued fees to affiliates	287,988
Accrued trustees’ and officers’ fees and benefits	2,800
Accrued other operating expenses	111,055
Trustee deferred compensation and retirement plans	135,444
Total liabilities	7,136,846
Net assets applicable to shares outstanding	$860,462,277

Net assets consist of:
Shares of beneficial interest	$895,985,347
Undistributed net investment income (loss)	(3,385,403)
Undistributed net realized gain (loss)	(43,797,714)
Net unrealized appreciation	11,660,047
$860,462,277

Net Assets:
Class A	$56,532,307
Class B	$62,401
Class C	$7,086,452
Class R	$1,683,242
Class Y	$577,236,107
Class R5	$205,568,275
Class R6	$12,293,493

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	8,437,543
Class B	9,723
Class C	1,106,565
Class R	254,298
Class Y	84,671,507
Class R5	30,048,389
Class R6	1,793,238
Class A:
Net asset value per share	$6.70
Maximum offering price per share
(Net asset value of $6.70 ÷ 94.50%)	$7.09
Class B:
Net asset value and offering price per share	$6.42
Class C:
Net asset value and offering price per share	$6.40
Class R:
Net asset value and offering price per share	$6.62
Class Y:
Net asset value and offering price per share	$6.82
Class R5:
Net asset value and offering price per share	$6.84
Class R6:
Net asset value and offering price per share	$6.86

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends from affiliates	$2,938,455
Interest	3,117,598
Total investment income	6,056,053

Expenses:
Advisory fees	8,659,543
Administrative services fees	224,857
Custodian fees	38,740
Distribution fees:
Class A	122,618
Class B	1,011
Class C	75,551
Class R	5,575
Transfer agent fees — A, B, C, R and Y	1,055,803
Transfer agent fees — R5	163,008
Transfer agent fees — R6	116
Trustees’ and officers’ fees and benefits	31,593
Registration and filing fees	141,811
Reports to shareholders	495,509
Professional services fees	100,815
Other	32,468
Total expenses	11,149,018
Less: Fees waived and expense offset arrangement(s)	(554,248)
Net expenses	10,594,770
Net investment income (loss)	(4,538,717)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	94,859
Futures contracts	(9,816,300)
Swap agreements	83,183
(9,638,258)
Change in net unrealized appreciation (depreciation) of:
Investment securities	11,469,638
Futures contracts	(2,206,000)
Swap agreements	7,558,759
16,822,397
Net realized and unrealized gain	7,184,139
Net increase in net assets resulting from operations	$2,645,422

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(4,538,717)	$(5,571,393)
Net realized gain (loss)	(9,638,258)	26,118,397
Change in net unrealized appreciation	16,822,397	9,295,204
Net increase in net assets resulting from operations	2,645,422	29,842,208

Distributions to shareholders from net investment income:
Class A	(1,091,128)	—
Class B	(3,367)	—
Class C	(160,205)	—
Class R	(18,396)	—
Class Y	(16,712,187)	—
Class R5	(5,253,994)	—
Class R6	(56,525)	—
Total distributions from net investment income	(23,295,802)	—

Share transactions-net:
Class A	16,448,650	3,941,729
Class B	(85,660)	(109,926)
Class C	1,425,627	3,261,855
Class R	892,561	395,187
Class Y	19,012,305	334,368,542
Class R5	12,788,459	(77,810,884)
Class R6	10,313,107	(106,334,147)
Net increase in net assets resulting from share transactions	60,795,049	157,712,356
Net increase in net assets	40,144,669	187,554,564

Net assets:
Beginning of year	820,317,608	632,763,044
End of year (includes undistributed net investment income (loss) of $(3,385,403) and $33,321,004, respectively)	$860,462,277	$820,317,608

Notes to Consolidated Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

16                         Invesco Balanced-Risk Commodity Strategy Fund

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

17                         Invesco Balanced-Risk Commodity Strategy Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

18                         Invesco Balanced-Risk Commodity Strategy Fund

J.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Consolidated Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

19                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.05%
Next $250 million	1.025%
Next $500 million	1.00%
Next $1.5 billion	0.975%
Next $2.5 billion	0.95%
Next $2.5 billion	0.925%
Next $2.5 billion	0.90%
Over $10 billion	0.875%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 1.02%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $553,213.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $18,947 in front-end sales commissions from the sale of Class A shares and $1,053, $62 and $4,720 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

20                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$—	$280,428,928	$—	$280,428,928
Commodity-Linked Securities	—	53,400,010	—	53,400,010
Exchange Traded Funds	8,284,050	—	—	8,284,050
Money Market Funds	467,399,941	—	—	467,399,941
	475,683,991	333,828,938	—	809,512,929
Futures Contracts*	(1,380,593)	—	—	(1,380,593)
Swap Agreements*	—	3,997,758	—	3,997,758
Total Investments	$474,303,398	$337,826,696	$—	$812,130,094

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2017:

Value
Derivative Assets	Commodity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$6,889,018
Unrealized appreciation on swap agreements — OTC	6,815,850
Total Derivative Assets	13,704,868
Derivatives not subject to master netting agreements	(6,889,018)
Total Derivative Assets subject to master netting agreements	$6,815,850

21                         Invesco Balanced-Risk Commodity Strategy Fund

Value
Derivative Liabilities	Commodity Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(8,269,611)
Unrealized depreciation on swap agreements — OTC	(2,818,092)
Total Derivative Liabilities	(11,087,703)
Derivatives not subject to master netting agreements	8,269,611
Total Derivative Liabilities subject to master netting agreements	$(2,818,092)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral
	Swap	Swap	Net Value of	(Received)/Pledged		Net
Counterparty	Agreements	Agreements	Derivatives	Non-Cash	Cash	Amount
Subsidiary
Barclays Bank PLC	$2,034,892	$(364,518)	$1,670,374	$—	$—	$1,670,374
Canadian Imperial Bank of Commerce	124,937	(6,637)	118,300	—	—	118,300
Goldman Sachs International	2,445,116	(782,610)	1,662,506	—	—	1,662,506
JPMorgan Chase Bank, N.A.	938,319	(365,146)	573,173	—	—	573,173
Macquarie Bank Ltd.	839,426	(1,394,484)	(555,058)	—	555,058	—
Merrill Lynch International	1,993,795	(1,761,329)	232,466	—	—	232,466
Morgan Stanley Capital Services LLC	464,023	(2,069)	461,954	—	—	461,954
Royal Bank of Canada	3,729,772	(15,283)	3,714,489	—	—	3,714,489
Total	$12,570,280	$(4,692,076)	$7,878,204	$—	$555,058	$8,433,262

Effect of Derivative Investments for the year ended October 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Commodity Risk
Realized Gain (Loss):
Futures contracts	$(9,816,300)
Swap agreements	83,183
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(2,206,000)
Swap agreements	7,558,759
Total	$(4,380,358)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$195,206,137	$636,753,584

22                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 5—Investments in Affiliates

The Fund’s Adviser and the adviser for PowerShares DB Gold Fund are subsidiaries of Invesco Ltd. and therefore, PowerShares DB Gold Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in PowerShares DB Gold Fund for the year ended October 31, 2017.

	Value 10/31/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 10/31/2017	Dividend Income
PowerShares DB Gold Fund	$15,900,500	$807,398	$(7,724,630)	$1,572,771	$(2,271,989)	$8,284,050	$—

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,035.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$23,295,802	$—

Tax Components of Net Assets at Period-End:

2017
Net unrealized appreciation — investments	$12,855,516
Temporary book/tax differences	(128,690)
Late-year ordinary loss deferrals	(2,878,673)
Capital loss carryforward	(45,371,223)
Shares of beneficial interest	895,985,347
Total net assets	$860,462,277

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and partnership adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

23                         Invesco Balanced-Risk Commodity Strategy Fund

The Fund has a capital loss carryforward as of October 31, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$40,365,516	$5,005,707	$45,371,223

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $21,957,398 and $30,313,241, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $0 and $21,091,285, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$53,479,582
Aggregate unrealized (depreciation) of investments	(40,624,066)
Net unrealized appreciation of investments	$12,855,516

Cost of investments for tax purposes is $799,274,578.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of subsidiary suspended passive losses, swap agreement income and net operating losses, on October 31, 2017, undistributed net investment income (loss) was decreased by $8,871,888, undistributed net realized gain (loss) was increased by $14,520,345 and shares of beneficial interest was decreased by $5,648,457. This reclassification had no effect on the net assets of the Fund.

24                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	4,563,865	$30,361,277	3,954,842	$26,314,513
Class B	—	—	544	3,483
Class C	632,764	4,089,805	626,084	4,046,670
Class R	210,342	1,356,759	69,351	459,130
Class Y	67,828,430	461,730,692	86,924,324	575,119,186
Class R5	2,861,151	18,947,101	1,680,206	10,775,399
Class R6	2,043,846	13,792,890	1,497,079	9,823,548

Issued as reinvestment of dividends:
Class A	149,749	1,006,312	—	—
Class B	396	2,565	—	—
Class C	22,851	147,620	—	—
Class R	2,740	18,221	—	—
Class Y	1,163,388	7,934,306	—	—
Class R5	763,850	5,224,733	—	—
Class R6	8,252	56,525	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	7,534	49,496	11,168	72,498
Class B	(7,837)	(49,496)	(11,562)	(72,498)

Reacquired:
Class A	(2,258,911)	(14,968,435)	(3,328,683)	(22,445,282)
Class B	(5,968)	(38,729)	(6,604)	(40,911)
Class C	(449,948)	(2,811,798)	(127,332)	(784,815)
Class R	(74,400)	(482,419)	(9,717)	(63,943)
Class Y	(67,046,653)	(450,652,693)	(37,010,378)	(240,750,644)
Class R5	(1,674,504)	(11,383,375)	(12,695,346)	(88,586,283)
Class R6(b)	(541,057)	(3,536,308)	(18,888,038)	(116,157,695)
Net increase in share activity	8,199,880	$60,795,049	22,685,938	$157,712,356

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 76% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	On February 18, 2016, 18,209,594 Class R6 shares valued at $111,989,004 were redeemed by affiliated mutual funds.

25                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$6.84	$(0.05)	$0.08	$0.03	$(0.17)	$6.70	0.47%	$56,532	1.49	%(d)	1.56	%(d)	(0.78	)%(d)	10%
Year ended 10/31/16	6.54	(0.07)	0.37	0.30	—	6.84	4.59	40,844	1.47		1.56		(1.11)		98
Year ended 10/31/15	8.04	(0.10)	(1.40)	(1.50)	—	6.54	(18.66)	34,892	1.55		1.59		(1.47)		17
Year ended 10/31/14	9.05	(0.11)	(0.90)	(1.01)	—	8.04	(11.16)	47,339	1.30		1.57		(1.25)		21
Year ended 10/31/13	10.73	(0.11)	(1.35)	(1.46)	(0.22)	9.05	(13.89)	69,350	1.22		1.47		(1.14)		47
Class B
Year ended 10/31/17	6.58	(0.10)	0.09	(0.01)	(0.15)	6.42	(0.19)	62	2.24	(d)	2.31	(d)	(1.53	)(d)	10
Year ended 10/31/16	6.34	(0.12)	0.36	0.24	—	6.58	3.79	152	2.22		2.31		(1.86)		98
Year ended 10/31/15	7.85	(0.16)	(1.35)	(1.51)	—	6.34	(19.24)	258	2.30		2.34		(2.22)		17
Year ended 10/31/14	8.91	(0.17)	(0.89)	(1.06)	—	7.85	(11.90)	514	2.05		2.32		(2.00)		21
Year ended 10/31/13	10.59	(0.18)	(1.33)	(1.51)	(0.17)	8.91	(14.44)	1,096	1.97		2.22		(1.89)		47
Class C
Year ended 10/31/17	6.57	(0.10)	0.08	(0.02)	(0.15)	6.40	(0.34)	7,086	2.24	(d)	2.31	(d)	(1.53	)(d)	10
Year ended 10/31/16	6.33	(0.12)	0.36	0.24	—	6.57	3.79	5,915	2.22		2.31		(1.86)		98
Year ended 10/31/15	7.84	(0.15)	(1.36)	(1.51)	—	6.33	(19.26)	2,544	2.30		2.34		(2.22)		17
Year ended 10/31/14	8.89	(0.17)	(0.88)	(1.05)	—	7.84	(11.81)	3,612	2.05		2.32		(2.00)		21
Year ended 10/31/13	10.58	(0.18)	(1.34)	(1.52)	(0.17)	8.89	(14.55)	4,948	1.97		2.22		(1.89)		47
Class R
Year ended 10/31/17	6.76	(0.07)	0.09	0.02	(0.16)	6.62	0.35	1,683	1.74	(d)	1.81	(d)	(1.03	)(d)	10
Year ended 10/31/16	6.48	(0.09)	0.37	0.28	—	6.76	4.32	782	1.72		1.81		(1.36)		98
Year ended 10/31/15	7.99	(0.12)	(1.39)	(1.51)	—	6.48	(18.90)	363	1.80		1.84		(1.72)		17
Year ended 10/31/14	9.02	(0.13)	(0.90)	(1.03)	—	7.99	(11.42)	371	1.55		1.82		(1.50)		21
Year ended 10/31/13	10.71	(0.13)	(1.36)	(1.49)	(0.20)	9.02	(14.13)	504	1.47		1.72		(1.39)		47
Class Y
Year ended 10/31/17	6.95	(0.04)	0.10	0.06	(0.19)	6.82	0.80	577,236	1.24	(d)	1.31	(d)	(0.53	)(d)	10
Year ended 10/31/16	6.63	(0.06)	0.38	0.32	—	6.95	4.83	574,878	1.22		1.31		(0.86)		98
Year ended 10/31/15	8.13	(0.09)	(1.41)	(1.50)	—	6.63	(18.45)	217,528	1.30		1.34		(1.22)		17
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	8.13	(10.95)	268,106	1.05		1.32		(1.00)		21
Year ended 10/31/13	10.81	(0.09)	(1.36)	(1.45)	(0.23)	9.13	(13.69)	250,463	0.97		1.22		(0.89)		47
Class R5
Year ended 10/31/17	6.97	(0.03)	0.09	0.06	(0.19)	6.84	0.83	205,568	1.16	(d)	1.23	(d)	(0.45	)(d)	10
Year ended 10/31/16	6.64	(0.05)	0.38	0.33	—	6.97	4.97	195,777	1.13		1.22		(0.77)		98
Year ended 10/31/15	8.13	(0.08)	(1.41)	(1.49)	—	6.64	(18.33)	259,674	1.15		1.19		(1.07)		17
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	8.13	(10.95)	269,490	1.02		1.19		(0.97)		21
Year ended 10/31/13	10.80	(0.09)	(1.35)	(1.44)	(0.23)	9.13	(13.61)	266,031	0.97		1.20		(0.89)		47
Class R6
Year ended 10/31/17	6.98	(0.02)	0.09	0.07	(0.19)	6.86	1.04	12,293	1.08	(d)	1.15	(d)	(0.37	)(d)	10
Year ended 10/31/16	6.65	(0.04)	0.37	0.33	—	6.98	4.96	1,971	1.03		1.12		(0.67)		98
Year ended 10/31/15	8.13	(0.07)	(1.41)	(1.48)	—	6.65	(18.20)	117,504	1.05		1.09		(0.97)		17
Year ended 10/31/14	9.13	(0.08)	(0.92)	(1.00)	—	8.13	(10.95)	131,076	0.99		1.10		(0.94)		21
Year ended 10/31/13	10.80	(0.08)	(1.36)	(1.44)	(0.23)	9.13	(13.61)	124,497	0.97		1.12		(0.89)		47

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $49,047, $101, $7,555, $1,115, $583,064, $198,258 and $8,064 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

NOTE 14 --Subsequent Event

On December 1, 2017, the Fund’s Board of Trustees approved the early conversion of the remaining assets in the Fund’s Class B shares into Class A shares to occur on or about January 26, 2018. At the close of business on or about January 26, 2018, (the “Conversion Date”) all outstanding Class B shares of the Fund will be converted to Class A shares of the Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Once the conversion is completed, Class B shares will be closed and become inactive. No contingent deferred sales charges will be payable in connection with this early conversion. The conversion of the Fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser.

26                         Invesco Balanced-Risk Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Balanced-Risk Commodity Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Balanced-Risk Commodity Strategy Fund and its subsidiary (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

27                         Invesco Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017, through October 31, 2017.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,030.80	$8.09	$1,017.24	$8.03	1.58%
B	1,000.00	1,027.20	11.91	1,013.46	11.82	2.33
C	1,000.00	1,025.60	11.90	1,013.46	11.82	2.33
R	1,000.00	1,029.50	9.36	1,015.98	9.30	1.83
Y	1,000.00	1,031.80	6.81	1,018.50	6.77	1.33
R5	1,000.00	1,031.70	6.09	1,019.21	6.06	1.19
R6	1,000.00	1,033.10	5.79	1,019.51	5.75	1.13

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28                         Invesco Balanced-Risk Commodity Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Balanced-Risk Commodity Strategy Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Commodities General Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

29                         Invesco Balanced-Risk Commodity Strategy Fund

Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and its affiliates do not manage other mutual funds with investment strategies comparable to those of the Fund.

The Board did consider the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts that are managed using an investment process substantially similar to the investment process use for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

30                         Invesco Balanced-Risk Commodity Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	51.11%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Balanced-Risk Commodity Strategy Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number: 811-05426 and 033-19338	Invesco Distribution, Inc.	BRCS-AR-1	12122017	1043

Annual Report to Shareholders October 31, 2017

Invesco Developing Markets Fund

Nasdaq:
A: GTDDX ■ B: GTDBX ■ C: GTDCX ■ Y: GTDYX ■ R5: GTDIX ■ R6: GTDFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor's Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Contracts
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                              Invesco Developing Markets Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                              Invesco Developing Markets Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Developing Markets Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges,which would have reduced performance.

Class A Shares	20.58%
Class B Shares	19.65
Class C Shares	19.68
Class Y Shares	20.87
Class R5 Shares	21.01
Class R6 Shares	21.07
MSCI Emerging Markets Index▼ (Broad Market/Style-Specific Index)	26.45
Lipper Emerging Market Funds Index∎ (Peer Group Index)	24.58

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The reporting period began with major US stock market indexes posting gains and most hitting record highs following the US presidential election. Investors believed that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when it appeared that enacting significant regulatory and tax reform might be more difficult than previously anticipated.

    Outside the US, Brexit (the UK’s plan to leave the European Union) remained a source of political and economic uncertainty, while improved economic data and confidence surveys raised the prospect of less accommodative monetary policy in continental Europe. In Asia, increased exports helped Japan’s economy, while China’s economy continued to stabilize. Most emerging markets performed well during the reporting period. In addition to an improving global economic outlook, other positive tailwinds for international markets included continued weakness in the US dollar and reduced expectations for a major shift in US trade policy.

    Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed US stocks in the first three quarters of 2017. International stocks had trailed US stocks for four consecutive years and in six of the last seven years. As the reporting period came to a close, both developed and emerging equity markets appeared somewhat fully valued despite material discounts to the US market. In addition, recent earnings growth and earnings revision trends improved for many non-US developed markets.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    On a geographic basis, the Fund’s holdings in Russia, Brazil, Hong Kong and Thailand delivered double-digit gains, outperforming the MSCI Emerging Markets Index in each of these markets and contributing favorably to both absolute and relative Fund performance. Not having exposure to South Africa, a relatively weak market over the reporting period, supported relative results, as well. In contrast, Fund holdings in Israel and Mexico delivered negative returns and detracted from both absolute and relative Fund performance. Although the Fund delivered double-digit gains in China and South Korea, a meaningful underweight position in these strong markets detracted from relative returns.

    From a sector perspective, the Fund’s holdings in the financials, consumer staples, consumer discretionary and energy sectors outperformed those of the MSCI Emerging Markets Index and contributed favorably to both relative and absolute returns. The Fund’s holdings in the information technology (IT) and telecommunication services sectors, however, underperformed those of the broad market/style-specific index and were among the most significant detractors from the Fund’s performance. Underweight exposure to the IT sector – one of the reporting period’s best-performing sectors – was a drag on relative returns. Within this sector, not owning two of the MSCI Emerging Markets Index’s best-performing stocks over the reporting period – China-based Tencent Holdings and Alibaba Group – was a meaningful drag on relative performance.

    The market showed little concern for valuation over the fiscal year, with investors accepting very high valuations for these types of momentum growth stocks. The Fund did not hold these stocks because we believed elevated valuations did not offer attractive risk-reward profiles.

Portfolio Composition
By sector	% of total net assets

Financials	29.3%
Consumer Staples	15.1
Information Technology	14.8
Consumer Discretionary	6.4
Telecommunication Services	4.8
Health Care	4.5
Real Estate	3.5
Materials	2.7
Energy	2.5
Industrials	1.8
Money Market Funds Plus Other Assets Less Liabilities	14.6

Top 10 Equity Holdings*
% of total net assets

1. B3 S.A. - Brasil, Bolsa, Balcao	4.0%
2. Kasikornbank PCL	3.4
3. WH Group Ltd. - REGS	3.1
4. Haci Omer Sabanci Holding A.S.	2.9
5. Sberbank of Russia PJSC - Preference Shares	2.8
6. NAVER Corp.	2.8
7. Banco Bradesco S.A. - ADR	2.8
8. Inner Mongolia Yili Industrial Group Co., Ltd. - Class A	2.8
9. Samsung Electronics Co., Ltd.	2.7
10. Arcos Dorados Holdings, Inc. - Class A	2.6

Total Net Assets	$3.4 billion

Total Number of Holdings*	54

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2017.

4                              Invesco Developing Markets Fund

    The Fund’s cash exposure (which averaged around 15% over the reporting period), in a strong up-market, was a meaningful detractor from Fund performance versus the broad market/style-specific benchmark. It is important to note that similar to the Fund’s sector and regional allocations, cash is a residual of our bottom-up investment process and not the result of any top-down tactical asset allocation or risk-management allocation decision. Over the reporting period, cash tended to be higher than the long-term average (generally less than 10% of total net assets) primarily due to the valuation component of our EQV philosophy. As the market moved higher, we trimmed and/or sold a number of stocks based on valuation. Unfortunately, it has been challenging to redeploy the proceeds because valuation is such an integral part of our EQV approach and many high-quality stocks remained very expensive.

    From an individual securities perspective, Kweichow Moutai, a Chinese spirits company, was the top contributor to Fund performance for the reporting period. Moutai’s strong performance was driven by a growing demand from young Chinese consumers for the company’s iconic grain liquor products. The company’s investment in marketing campaigns has been successful in attracting a new set of affluent consumers who buy Moutai for social events, leading to record revenues for the company. Toward the end of the reporting period, we took profits and trimmed our position in Moutai as we believed valuations started to look a little stretched.

    In contrast, Israel-based pharmaceutical maker Teva Pharmaceutical Industries was among the most significant detractors from Fund performance for the reporting period. Teva reported disappointing results, largely due to a tough pricing environment for generic drugs. Management reduced revenue and cash flow guidance for the company’s fiscal year, citing the Food and Drug Administration’s delayed approval on new generic drugs. We reduced the Fund’s position due to these deteriorating fundamentals.

    During the reporting period, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. New additions to the portfolio included Brazil-based educational company Kroton Educacional, Philippines-based shopping mall developer SM Investments, Brazil-based personal care sales company Raia Drogasil and China-based milk products manufacturer Inner Mongolia Yili Industrial Group. We trimmed or sold several of the Fund’s holdings with EQV characteristics that were no longer as compelling as when we first initiated positions in them, including Fuyao Glass Industry Group, Cetip, US Energy Development and Perusahaan Gas Negara.

    Over the reporting period, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio. As disconcerting as volatility may be, we believe it tends to create long-term opportunities for our shareholders and we caution investors against making investment decisions based on short-term performance. Our balanced EQV-focused approach aligns with our goal of delivering attractive returns over the long term.

    We thank you for your continued investment in Invesco Developing Markets Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Shuxin (Steve) Cao Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Developing Markets Fund. He joined Invesco in 1997.
Mr. Cao earned a BA in English from the Tianjin Foreign Language Institute and an MBA from Texas A&M University. He is also a Certified Public Accountant.

Borge Endresen Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Developing Markets Fund. He joined Invesco in 1999.
Mr. Endresen earned a BS in finance from the University of Oregon and an MBA from The University of Texas at Austin.

Brent Bates Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Developing Markets Fund. He joined Invesco in 1996.
Mr. Bates earned a BBA from Texas A&M University and is a Certified Public Accountant.

Mark Jason Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Developing Markets Fund. He joined Invesco in 2001.
Mr. Jason earned a BS in finance and a BS in real estate from California State University, Northridge.

5                              Invesco Developing Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/07

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index

results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                              Invesco Developing Markets Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	5.51%
10 Years	1.21
5 Years	2.52
1 Year	13.93

Class B Shares
Inception (11/3/97)	6.68%
10 Years	1.18
5 Years	2.55
1 Year	14.65

Class C Shares
Inception (3/1/99)	9.54%
10 Years	1.03
5 Years	2.92
1 Year	18.68

Class Y Shares
10 Years	2.02%
5 Years	3.94
1 Year	20.87

Class R5 Shares
Inception (10/25/05)	9.23%
10 Years	2.21
5 Years	4.08
1 Year	21.01

Class R6 Shares
10 Years	2.01%
5 Years	4.13
1 Year	21.07

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	5.52%
10 Years	2.10
5 Years	2.58
1 Year	14.11

Class B Shares
Inception (11/3/97)	6.70%
10 Years	2.06
5 Years	2.62
1 Year	14.85

Class C Shares
Inception (3/1/99)	9.58%
10 Years	1.91
5 Years	2.98
1 Year	18.88

Class Y Shares
10 Years	2.90%
5 Years	4.01
1 Year	21.05

Class R5 Shares
Inception (10/25/05)	9.28%
10 Years	3.10
5 Years	4.14
1 Year	21.20

Class R6 Shares
10 Years	2.90%
5 Years	4.19
1 Year	21.26

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.42%, 2.17%, 2.17%, 1.17%, 1.05% and 1.00%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.43%, 2.18%, 2.18%, 1.18%, 1.06% and 1.01%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7                              Invesco Developing Markets Fund

Invesco Developing Markets Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎

Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎

Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

∎

Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎

Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging market securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability,

changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎

Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.

∎

Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.

∎

Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpre-

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                              Invesco Developing Markets Fund

dictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎

Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

∎

Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

∎

Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎

The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎

The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

∎

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                              Invesco Developing Markets Fund

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–85.43%
Brazil–21.16%
Ambev S.A.–ADR	12,317,006	$77,966,648
Arcos Dorados Holdings, Inc.– Class A(a)(b)	9,068,694	90,686,940
B3 S.A. — Brasil, Bolsa, Balcão	18,778,020	137,880,366
Banco Bradesco S.A.–ADR	9,090,364	96,085,148
BR Malls Participacoes S.A.	14,496,417	56,367,323
Cielo S.A.	8,965,096	61,223,442
Duratex S.A.	8,965,842	26,311,278
Fleury S.A.	8,772,400	77,016,271
Kroton Educacional S.A.	9,792,389	54,300,717
Raia Drogasil S.A.	1,039,300	25,009,536
TOTVS S.A.	1,387,900	13,788,631
Wilson Sons Ltd.–BDR	962,600	12,358,756
		728,995,056

China–12.41%
Baidu, Inc.–ADR(b)	98,098	23,930,026
China Mobile Ltd.	6,938,000	69,678,814
Industrial & Commercial Bank of China Ltd.–Class H	58,050,000	46,059,618
Inner Mongolia Yili Industrial Group Co., Ltd.–Class A	21,385,039	95,241,583
Kweichow Moutai Co., Ltd.–Class A	614,261	57,216,537
Lee & Man Paper Manufacturing Ltd.	42,212,000	51,511,042
NetEase, Inc.–ADR	160,737	45,314,975
Stella International Holdings Ltd.	11,189,000	18,173,662
Want Want China Holdings Ltd.	24,950,000	20,404,158
		427,530,415

Egypt–0.42%
Egyptian Financial Group-Hermes Holding Co.	10,922,002	14,521,651

France–0.92%
Bollore S.A.	6,569,497	31,759,149

Hong Kong–4.62%
Galaxy Entertainment Group Ltd.	7,632,000	51,946,984
WH Group Ltd.–REGS(c)	105,929,500	107,268,317
		159,215,301

Hungary–2.24%
Richter Gedeon Nyrt	3,104,462	77,254,321

Indonesia–5.82%
PT Bank Central Asia Tbk	46,011,600	71,072,417
PT Bank Mandiri Persero Tbk	121,820,700	63,424,809
PT Telekomunikasi Indonesia Persero Tbk	221,321,600	66,096,961
		200,594,187

Israel–0.47%
Israel Chemicals Ltd.	3,907,788	16,291,698

	Shares	Value
Malaysia–1.89%
Public Bank Bhd.	13,492,400	$65,211,810

Mexico–4.19%
Bolsa Mexicana de Valores, S.A.B. de C.V.	20,598,400	34,371,137
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	894,371	78,481,055
Grupo Televisa S.A.B.–ADR	241,465	5,285,669
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	15,332,703	26,376,402
		144,514,263

Nigeria–1.04%
Zenith Bank PLC	504,865,834	35,709,612

Peru–1.33%
Credicorp Ltd.	218,960	45,858,982

Philippines–1.52%
SM Investments Corp.	964,330	17,890,778
SM Prime Holdings Inc.	47,832,400	34,369,355
		52,260,133

Russia–9.71%
Gazprom PAO–ADR	4,731,713	20,320,342
Gazprom PAO–ADR	3,300,000	14,241,810
Mobile TeleSystems PJSC–ADR	2,786,494	29,564,701
Sberbank of Russia PJSC	25,812,144	85,547,563
Sberbank of Russia PJSC–Preference Shares	35,854,175	97,197,155
Yandex N.V.–Class A(b)	2,592,126	87,691,623
		334,563,194

South Korea–5.49%
NAVER Corp.	121,105	97,005,437
Samsung Electronics Co., Ltd.	37,427	92,133,862
		189,139,299

Taiwan–2.56%
Taiwan Semiconductor Manufacturing Co. Ltd.	10,911,000	88,119,849

Thailand–3.37%
Kasikornbank PCL	16,868,700	115,977,430

Turkey–5.43%
Anadolu Efes Biracilik ve Malt Sanayii A.S.	3,181,985	18,417,604
EIS Eczacibasi Ilaç, Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S.	12,948,995	15,734,019
Haci Omer Sabanci Holding A.S.	36,448,535	101,256,605
Tupras-Turkiye Petrol Rafinerileri A.S.	1,435,357	51,641,073
		187,049,301

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Developing Markets Fund

	Shares	Value
United Arab Emirates–0.84%
Emaar Properties PJSC	12,750,000	$28,854,460
Total Common Stocks & Other Equity Interests (Cost $2,275,005,393)		2,943,420,111

Money Market Funds–15.08%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(d)	311,611,429	311,611,429
Invesco Treasury Portfolio–Institutional Class, 0.94%(d)	207,740,953	207,740,953
Total Money Market Funds (Cost $519,352,382)		519,352,382
TOTAL INVESTMENTS IN SECURITIES–100.51% (Cost $2,794,357,775)		3,462,772,493
OTHER ASSETS LESS LIABILITIES–(0.51)%		(17,452,799)
NET ASSETS–100.00%		$3,445,319,694

Investment Abbreviations:

ADR	– American Depositary Receipt
BDR	– Brazilian Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2017 represented 2.63% of the Fund’s Net Assets. See Note 4.
(b)	Non-income producing security.
(c)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2017 represented 3.11% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Developing Markets Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $2,183,196,610)	$2,852,733,171
Investments in affiliates, at value (Cost $611,161,165)	610,039,322
Foreign currencies, at value (Cost $1,321,421)	1,171,072
Receivable for:
Investments sold	624,821
Fund shares sold	4,679,547
Dividends	1,605,526
Investment for trustee deferred compensation and retirement plans	363,491
Other assets	84,275
Total assets	3,471,301,225

Liabilities:
Payable for:
Investments purchased	9,861,132
Fund shares reacquired	4,131,566
Accrued foreign taxes	9,827,132
Accrued fees to affiliates	1,117,526
Accrued trustees’ and officers’ fees and benefits	5,138
Accrued other operating expenses	629,299
Trustee deferred compensation and retirement plans	409,738
Total liabilities	25,981,531
Net assets applicable to shares outstanding	$3,445,319,694

Net assets consist of:
Shares of beneficial interest	$2,852,010,074
Undistributed net investment income	29,482,876
Undistributed net realized gain (loss)	(104,426,530)
Net unrealized appreciation	668,253,274
$3,445,319,694

Net Assets:
Class A	$878,910,065
Class B	$5,098,320
Class C	$88,231,235
Class Y	$1,575,400,979
Class R5	$470,436,189
Class R6	$427,242,906

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	23,976,134
Class B	143,067
Class C	2,479,004
Class Y	42,884,980
Class R5	12,826,942
Class R6	11,651,543
Class A:
Net asset value per share	$36.66
Maximum offering price per share
(Net asset value of $36.66 ÷ 94.50%)	$38.79
Class B:
Net asset value and offering price per share	$35.64
Class C:
Net asset value and offering price per share	$35.59
Class Y:
Net asset value and offering price per share	$36.74
Class R5:
Net asset value and offering price per share	$36.68
Class R6:
Net asset value and offering price per share	$36.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Developing Markets Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $7,001,963)	$64,430,991
Dividends from affiliates	2,825,631
Total investment income	67,256,622

Expenses:
Advisory fees	25,743,189
Administrative services fees	559,250
Custodian fees	2,448,637
Distribution fees:
Class A	2,045,413
Class B	69,929
Class C	835,866
Transfer agent fees — A, B, C and Y	3,851,186
Transfer agent fees — R5	188,796
Transfer agent fees — R6	13,357
Trustees’ and officers’ fees and benefits	62,550
Registration and filing fees	203,872
Reports to shareholders	781,849
Professional services fees	104,806
Other	52,003
Total expenses	36,960,703
Less: Fees waived and expense offset arrangement(s)	(486,605)
Net expenses	36,474,098
Net investment income	30,782,524

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	119,991,436
Foreign currencies	(351,182)
119,640,254
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $4,559,075)	435,201,431
Foreign currencies	165,126
435,366,557
Net realized and unrealized gain	555,006,811
Net increase in net assets resulting from operations	$585,789,335

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Developing Markets Fund

Statement of Changes in Net Assets

October 31, 2017

	2017	2016
Operations:
Net investment income	$30,782,524	$25,718,096
Net realized gain (loss)	119,640,254	(139,361,570)
Change in net unrealized appreciation	435,366,557	487,614,471
Net increase in net assets resulting from operations	585,789,335	373,970,997

Distributions to shareholders from net investment income:
Class A	(6,465,840)	(7,250,678)
Class B	(9,114)	—
Class C	(88,315)	—
Class Y	(11,463,530)	(12,161,332)
Class R5	(3,838,802)	(4,959,683)
Class R6	(2,041,422)	(2,633,867)
Total distributions from net investment income	(23,907,023)	(27,005,560)

Share transactions–net:
Class A	(91,568,138)	(99,784,850)
Class B	(4,910,609)	(5,494,664)
Class C	(9,310,384)	(12,607,620)
Class Y	244,683,793	(99,163,924)
Class R5	64,225,172	(69,725,261)
Class R6	217,227,291	(37,179,196)
Net increase (decrease) in net assets resulting from share transactions	420,347,125	(323,955,515)
Net increase in net assets	982,229,437	23,009,922

Net assets:
Beginning of year	2,463,090,257	2,440,080,335
End of year (includes undistributed net investment income of $29,482,876 and $22,958,558, respectively)	$3,445,319,694	$2,463,090,257

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

As of the open of business on June 8, 2017, the Fund has closed public sales of its shares to new investors.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a

14                         Invesco Developing Markets Fund

particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

15                         Invesco Developing Markets Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16                         Invesco Developing Markets Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $471,767.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $101,321 in front-end sales commissions from the sale of Class A shares and $47,086, $30 and $8,736 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Developing Markets Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were transfers from Level 1 to Level 2 of $302,880,113 and from Level 2 to Level 1 of $286,552,699 due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$728,995,056	$—	$—	$728,995,056
China	409,356,753	18,173,662	—	427,530,415
Egypt	14,521,651	—	—	14,521,651
France	31,759,149	—	—	31,759,149
Hong Kong	159,215,301	—	—	159,215,301
Hungary	77,254,321	—	—	77,254,321
Indonesia	—	200,594,187	—	200,594,187
Israel	16,291,698	—	—	16,291,698
Malaysia	—	65,211,810	—	65,211,810
Mexico	144,514,263	—	—	144,514,263
Nigeria	35,709,612	—	—	35,709,612
Peru	45,858,982	—	—	45,858,982
Philippines	—	52,260,133	—	52,260,133
Russia	137,576,666	196,986,528	—	334,563,194
South Korea	—	189,139,299	—	189,139,299
Taiwan	—	88,119,849	—	88,119,849
Thailand	—	115,977,430	—	115,977,430
Turkey	187,049,301	—	—	187,049,301
United Arab Emirates	—	28,854,460	—	28,854,460
Money Market Funds	519,352,382	—	—	519,352,382
Total Investments	$2,507,455,135	$955,317,358	$—	$3,462,772,493

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the year ended October 31, 2017.

	Value 10/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 10/31/17	Dividend Income
Arcos Dorados Holdings, Inc. — Class A	$34,984,330	$25,998,210	$—	$29,704,400	$—	$90,686,940	$—

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,838.

18                         Invesco Developing Markets Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$23,907,023	$27,005,560

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$32,055,189
Net unrealized appreciation — investments	665,249,850
Net unrealized appreciation (depreciation) — foreign currencies	(161,444)
Temporary book/tax differences	(380,994)
Capital loss carryforward	(103,452,981)
Shares of beneficial interest	2,852,010,074
Total net assets	$3,445,319,694

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to passive foreign investment companies and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2017 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$7,328,822	$96,124,159	$103,452,981

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

19                         Invesco Developing Markets Fund

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $752,735,128 and $395,217,438 respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$827,051,173
Aggregate unrealized (depreciation) of investments	(161,801,323)
Net unrealized appreciation of investments	$665,249,850

Cost of investments for tax purposes is $2,797,522,643.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and foreign currency transactions, on October 31, 2017, undistributed net investment income was decreased by $351,183, undistributed net realized gain (loss) was increased by $47,690,009 and shares of beneficial interest was decreased by $47,338,826. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	5,580,960	$179,300,415	6,223,706	$172,445,345
Class B	3,460	107,898	3,413	93,276
Class C	421,647	13,192,183	434,158	12,231,991
Class Y	23,586,261	742,795,060	16,687,212	462,805,113
Class R5	5,214,837	169,419,983	2,612,537	71,219,411
Class R6	7,776,259	262,410,342	4,221,542	115,075,056

Issued as reinvestment of dividends:
Class A	204,009	5,975,421	263,221	6,388,370
Class B	270	7,751	—	—
Class C	2,815	80,594	—	—
Class Y	224,203	6,566,919	256,399	6,222,812
Class R5	124,103	3,625,047	176,828	4,281,012
Class R6	69,519	2,029,942	108,882	2,633,867

Automatic conversion of Class B shares to Class A shares:
Class A	111,089	3,668,845	121,188	3,279,616
Class B	(113,940)	(3,668,845)	(124,281)	(3,279,616)

Reacquired:
Class A	(8,807,768)	(280,512,819)	(10,482,846)	(281,898,181)
Class B	(43,418)	(1,357,413)	(89,538)	(2,308,324)
Class C	(715,863)	(22,583,161)	(955,039)	(24,839,611)
Class Y	(15,253,958)	(504,678,186)	(21,827,088)	(568,191,849)
Class R5	(3,301,481)	(108,819,858)	(5,620,816)	(145,225,684)
Class R6	(1,435,306)	(47,212,993)	(6,069,981)	(154,888,119)
Net increase (decrease) in share activity	13,647,698	$420,347,125	(14,060,503)	$(323,955,515)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Developing Markets Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$30.67	$0.28	$5.96	$6.24	$(0.25)	$—	$(0.25)	$36.66	20.55%	$878,910	1.41	%(d)	1.43	%(d)	0.86	%(d)	16%
Year ended 10/31/16	25.84	0.27	4.80	5.07	(0.24)	—	(0.24)	30.67	19.88	824,702	1.40		1.41		1.01		3
Year ended 10/31/15	33.77	0.28	(7.32)	(7.04)	(0.33)	(0.56)	(0.89)	25.84	(21.20)	795,042	1.43		1.44		0.96		9
Year ended 10/31/14	34.42	0.38	(0.65)	(0.27)	(0.28)	(0.10)	(0.38)	33.77	(0.73)	1,251,018	1.39		1.41		1.13		13
Year ended 10/31/13	32.70	0.30	1.66	1.96	(0.24)	—	(0.24)	34.42	6.03	1,494,412	1.38		1.40		0.89		14
Class B
Year ended 10/31/17	29.82	0.03	5.82	5.85	(0.03)	—	(0.03)	35.64	19.65	5,098	2.16	(d)	2.18	(d)	0.11	(d)	16
Year ended 10/31/16	25.06	0.07	4.69	4.76	—	—	—	29.82	18.99	8,848	2.15		2.16		0.26		3
Year ended 10/31/15	32.72	0.06	(7.11)	(7.05)	(0.05)	(0.56)	(0.61)	25.06	(21.80)	12,710	2.18		2.19		0.21		9
Year ended 10/31/14	33.31	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.72	(1.46)	28,314	2.14		2.16		0.38		13
Year ended 10/31/13	31.66	0.04	1.61	1.65	—	—	—	33.31	5.21	44,403	2.13		2.15		0.14		14
Class C
Year ended 10/31/17	29.78	0.03	5.81	5.84	(0.03)	—	(0.03)	35.59	19.65	88,231	2.16	(d)	2.18	(d)	0.11	(d)	16
Year ended 10/31/16	25.03	0.07	4.68	4.75	—	—	—	29.78	18.98	82,513	2.15		2.16		0.26		3
Year ended 10/31/15	32.68	0.06	(7.10)	(7.04)	(0.05)	(0.56)	(0.61)	25.03	(21.80)	82,395	2.18		2.19		0.21		9
Year ended 10/31/14	33.27	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.68	(1.47)	137,867	2.14		2.16		0.38		13
Year ended 10/31/13	31.62	0.04	1.61	1.65	—	—	—	33.27	5.22	168,313	2.13		2.15		0.14		14
Class Y
Year ended 10/31/17	30.74	0.37	5.95	6.32	(0.32)	—	(0.32)	36.74	20.84	1,575,401	1.16	(d)	1.18	(d)	1.11	(d)	16
Year ended 10/31/16	25.92	0.35	4.79	5.14	(0.32)	—	(0.32)	30.74	20.18	1,055,132	1.15		1.16		1.26		3
Year ended 10/31/15	33.90	0.36	(7.35)	(6.99)	(0.43)	(0.56)	(0.99)	25.92	(21.00)	1,016,382	1.18		1.19		1.21		9
Year ended 10/31/14	34.55	0.46	(0.64)	(0.18)	(0.37)	(0.10)	(0.47)	33.90	(0.47)	1,463,586	1.14		1.16		1.38		13
Year ended 10/31/13	32.83	0.38	1.66	2.04	(0.32)	—	(0.32)	34.55	6.27	1,175,003	1.13		1.15		1.14		14
Class R5
Year ended 10/31/17	30.69	0.41	5.94	6.35	(0.36)	—	(0.36)	36.68	20.97	470,436	1.04	(d)	1.06	(d)	1.23	(d)	16
Year ended 10/31/16	25.90	0.38	4.79	5.17	(0.38)	—	(0.38)	30.69	20.33	331,079	1.03		1.04		1.38		3
Year ended 10/31/15	33.87	0.40	(7.33)	(6.93)	(0.48)	(0.56)	(1.04)	25.90	(20.87)	352,779	1.03		1.04		1.36		9
Year ended 10/31/14	34.52	0.51	(0.66)	(0.15)	(0.40)	(0.10)	(0.50)	33.87	(0.35)	686,180	0.99		1.01		1.53		13
Year ended 10/31/13	32.80	0.42	1.67	2.09	(0.37)	—	(0.37)	34.52	6.43	666,769	1.01		1.03		1.26		14
Class R6
Year ended 10/31/17	30.68	0.42	5.94	6.36	(0.37)	—	(0.37)	36.67	21.04	427,243	1.00	(d)	1.02	(d)	1.27	(d)	16
Year ended 10/31/16	25.90	0.39	4.78	5.17	(0.39)	—	(0.39)	30.68	20.35	160,816	0.98		0.99		1.43		3
Year ended 10/31/15	33.87	0.41	(7.33)	(6.92)	(0.49)	(0.56)	(1.05)	25.90	(20.84)	180,773	1.00		1.01		1.39		9
Year ended 10/31/14	34.52	0.52	(0.65)	(0.13)	(0.42)	(0.10)	(0.52)	33.87	(0.31)	179,467	0.97		0.99		1.55		13
Year ended 10/31/13	32.81	0.44	1.66	2.10	(0.39)	—	(0.39)	34.52	6.46	154,375	0.97		0.99		1.30		14

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $818,165, $6,993, $83,587, $1,404,398, $396,958 and $245,670 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.

Note 13—Subsequent Event

On December 1, 2017, the Fund’s Board of Trustees approved the early conversion of the remaining assets in the Fund’s Class B shares into Class A shares to occur on or about January 26, 2018. At the close of business on or about January 26, 2018, (the “Conversion Date”) all outstanding Class B shares of the Fund will be converted to Class A shares of the Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Once the conversion is completed, Class B shares will be closed and become inactive. No contingent deferred sales charges will be payable in connection with this early conversion. The conversion of the Fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser.

21                         Invesco Developing Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Developing Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Developing Markets Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

22                         Invesco Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,119.40	$7.48	$1,018.15	$7.12	1.40%
B	1,000.00	1,114.80	11.46	1,014.37	10.92	2.15
C	1,000.00	1,115.00	11.46	1,014.37	10.92	2.15
Y	1,000.00	1,120.50	6.15	1,019.41	5.85	1.15
R5	1,000.00	1,121.00	5.56	1,019.96	5.30	1.04
R6	1,000.00	1,121.40	5.35	1,020.16	5.09	1.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Developing Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Developing Markets Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Market Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

24                         Invesco Developing Markets Fund

management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of two such mutual funds.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco

Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                         Invesco Developing Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	92.83%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0743	per share
Foreign Source Income	$0.7641	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Developing Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Developing Markets Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	DVM-AR-1	12122017	0932

Annual Report to Shareholders October 31, 2017

Invesco Emerging Markets Flexible Bond Fund

Nasdaq:
A: IAEMX ■ B: IBEMX ■ C: ICEMX ■ R: IREMX ■ Y: IYEMX ■ R5: IIEMX ■ R6: IFEMX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
11	Consolidated Schedule of Investments
18	Consolidated Financial Statements
20	Notes to Consolidated Financial Statements
31	Financial Highlights
32	Auditor's Report
33	Fund Expenses
34	Approval of Investment Advisory and Sub-Advisory Contracts
36	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Emerging Markets Flexible Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Emerging Markets Flexible Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Emerging Markets Flexible Bond Fund (the Fund), at net asset value (NAV), outperformed the 3-Month USD LIBOR Index, the Fund’s style-specific index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.62%
Class B Shares	5.82
Class C Shares	5.66
Class R Shares	6.20
Class Y Shares	6.89
Class R5 Shares	6.89
Class R6 Shares	6.73
JP Morgan EMBI Global Diversified Index▼ (Broad Market Index)	6.32
3-month USD LIBOR Index∎ (Style-Specific Index)	1.12
Lipper Emerging Markets Hard Currency Debt Funds Index◆ (Peer Group Index)	7.70
Source(s): ▼FactSet Research Systems Inc.; ∎Bloomberg L.P.; ◆Lipper Inc.

Market conditions and your Fund

Emerging market debt posted strong returns over the reporting period. Hard currency sovereign debt returned 6.32%, corporate debt returned 6.18% and local currency debt returned 5.18%.1 Price appreciation for US dollar-denominated debt was driven by a credit spread tightening that offset higher US Treasury yields. US 10-year Treasuries ended the fiscal year yielding 2.38%, 56 basis points higher than a year prior.2 (A basis point is 0.01%.) Emerging market sovereign credit spreads tightened 57 basis points over the reporting period to end at 2.83%.1 Corporate credit spreads also tightened by 78 basis points.1 The change in US Treasuries reflected stronger expectations for US growth and inflation versus a year prior, while the tightening in emerging market credit spreads was largely the result of sustained flows into the asset class driven by a global hunt for yield in a low yield environment.

Portfolio Composition
By industry	% of total net assets

Sovereign Debt	41.8%
Diversified Banks	9.3
Integrated Oil & Gas	5.2
Diversified Metals & Mining	2.4
Oil & Gas Refining & Marketing	2.2
Packaged Foods & Meats	2.0
Industrial Conglomerates	2.0
Oil & Gas Storage & Transportation	2.0
Integrated Telecommunication Services	1.8
Airlines	1.8
Commodity Chemicals	1.7
Copper	1.5
Coal & Consumable Fuels	1.1
Renewable Electricity	1.1
Other Diversified Financial Services	1.0
Independent Power Producers & Energy Traders	1.0
Industry Type Each Less Than 1% of Portfolio	7.1
Money Market Funds Plus Other Assets Less Liabilities	15.0

Top Five Debt Issuers*
% of total net assets

1.	Mexican Bonos	7.9%
2.	Indonesia Treasury Bond	7.3
3.	Standard Chartered Bank	5.7
4.	Ecuador Government International Bond	4.7
5.	Brazil Notas do Tesouro Nacional	3.3

Total Net Assets	$57.9 million

Total Number of Holdings*	86

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2017.

    For local currency debt, returns were driven by local rates. The return for the asset class in local currency terms was 6.17% for the fiscal year, while depreciation of emerging market currencies against the dollar detracted from performance in US dollar terms over the reporting period.1

    Emerging market bonds had a difficult start to the fiscal year driven by the result of the US presidential election in November of 2016, which drove emerging markets broadly lower. However, the asset class rebounded strongly, delivering positive returns in 10 of the following 11 months. Over the reporting period, emerging markets benefited significantly from dovish global central bank policies, incremental improvements across several macroeconomic issues, a recovery in oil prices and continued inflows into the asset class.

    For both sovereign and corporate debt, high yield bonds significantly outperformed investment grade bonds for the reporting period.1 For sovereign debt, the top-performing regions were Latin America and Africa, while Asia lagged. The top-performing countries included Iraq, Mozambique and Belize, while Venezuela, Bolivia and Slovakia were the worst performers. For corporate debt, Africa and Latin America were the top-performing regions, while the Middle East lagged. At the sector level, metals and mining, and oil and gas were the top performers for the reporting period, while the consumer and diversified sectors lagged. For local currency-denominated debt, the top-performing countries during the reporting period were Russia, Brazil and Peru, while Turkey, the Philippines and China were the only countries to post negative returns.

    The Fund generated its return over the reporting period with less volatility than the underlying emerging markets themselves. The Fund’s returns were generated from exposure to US dollar-denominated sovereign and corporate debt, in addition to local market interest rate exposures. The Fund’s allocation to sovereign and corporate credit risk, as well as local rates risk, were positive contributors to Fund performance, while foreign exchange risk detracted from Fund returns for the reporting period. The top-contributing countries for credit were Mexico, Ecuador, Ghana and Zambia, while top-contributing local rates markets were Indonesia, India, Mexico and Russia.

4 Invesco Emerging Markets Flexible Bond Fund

    At the close of the reporting period, we believed the current backdrop of stable global growth, low inflation and accommodative financial conditions –  in spite of the US Federal Reserve beginning to unwind its balance sheet – were supportive of emerging market asset prices, and we have seen an increase in idiosyncratic credit opportunities. While the macroeconomic backdrop remains supportive for emerging markets, we are closely monitoring geopolitical events in the Middle East, NAFTA negotiations and upcoming elections in Latin America, as such events have potential to weigh on the market. Market volatility globally remained exceptionally low during the reporting period. In local debt, the Fund’s positioning became more defensive, as we reduced some long duration positions and moved to reduced emerging market currency risk exposure. We continue to look for relative value opportunities intraregionally where monetary policy divergences are growing.

    Please note that our strategy is implemented with derivative instruments. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Emerging Markets Flexible Bond Fund.

1	Source: J.P. Morgan
2	Source: US Department of the Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Avi Hooper Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco Emerging Markets Flexible Bond Fund. He joined Invesco in 2010. Mr. Hooper earned a BAS with a focus in accounting and finance from York University.

Michael Hyman Portfolio Manager, is manager of Invesco Emerging Markets Flexible Bond Fund. He joined Invesco in 2013. Mr. Hyman earned a
BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Rashique Rahman Portfolio Manager, is co-lead manager of Invesco Emerging Markets Flexible Bond Fund. Mr. Rahman is the Head of Emerging Markets for Invesco
Fixed Income. He joined Invesco in 2014. Mr. Rahman did undergraduate work at the University of California, Los Angeles, and earned an MA and an MBA from Columbia University.

Rob Turner Portfolio Manager, is manager of Invesco Emerging Markets Flexible Bond Fund. He joined Invesco in 2017. Mr. Turner earned a
BA with a focus in political science from the University of Arizona and an MBA from Georgia State University.

5 Invesco Emerging Markets Flexible Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 6/16/10

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Emerging Markets Flexible Bond Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (6/16/10)	-0.30%
5 Years	-4.30
1 Year	2.09

Class B Shares
Inception (6/16/10)	-0.47%
5 Years	-4.50
1 Year	0.82

Class C Shares
Inception (6/16/10)	-0.47%
5 Years	-4.20
1 Year	4.66

Class R Shares
Inception (6/16/10)	0.01%
5 Years	-3.72
1 Year	6.20

Class Y Shares
Inception (6/16/10)	0.54%
5 Years	-3.22
1 Year	6.89

Class R5 Shares
Inception (6/16/10)	0.54%
5 Years	-3.19
1 Year	6.89

Class R6 Shares
Inception	0.44%
5 Years	-3.22
1 Year	6.73

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/16/10)	-0.34%
5 Years	-4.24
1 Year	1.94

Class B Shares
Inception (6/16/10)	-0.52%
5 Years	-4.45
1 Year	0.67

Class C Shares
Inception (6/16/10)	-0.50%
5 Years	-4.12
1 Year	4.66

Class R Shares
Inception (6/16/10)	-0.03%
5 Years	-3.68
1 Year	6.21

Class Y Shares
Inception (6/16/10)	0.48%
5 Years	-3.18
1 Year	6.74

Class R5 Shares
Inception (6/16/10)	0.48%
5 Years	-3.16
1 Year	6.74

Class R6 Shares
Inception	0.41%
5 Years	-3.16
1 Year	6.74

R6 shares was 1.25%, 2.00%, 2.00%, 1.50%, 1.00%, 1.00% and 1.00%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.93%, 2.68%, 2.68%, 2.18%, 1.68%, 1.30% and 1.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7 Invesco Emerging Markets Flexible Bond Fund

Invesco Emerging Markets Flexible Bond Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of a recent announcement by the Internal Revenue Service, the Fund intends to invest in commodity-linked notes: (a) directly, generally only to the extent that it obtains an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality bet securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Emerging Markets Flexible Bond Fund

of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategies.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income “foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility.

Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

continued on page 10

9 Invesco Emerging Markets Flexible Bond Fund

continued from page 9

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the

Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.

About indexes used in this report

∎	The JP Morgan EMBI Global Diversified Index is an unmanaged index that tracks the traded market for US-dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
∎	The 3-month USD LIBOR Index is unmanaged index considered representative of the average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of three months.
∎	The Lipper Emerging Markets Hard Currency Debt Funds Index is an unmanaged index considered representative of emerging market debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

10 Invesco Emerging Markets Flexible Bond Fund

Consolidated Schedule of Investments

October 31, 2017

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–55.29%
Angola–0.57%
Angolan Government International Bond, REGS, Sr. Unsec. Euro Bonds, 9.50%, 11/12/2025(a)	$300,000	$327,876

Argentina–2.24%
Adecoagro S.A., Sr. Unsec. Notes, 6.00%, 09/21/2027(a)	380,000	383,990
Argentine Republic Government International Bond, Sr. Unsec. Global Bonds, 6.63%, 07/06/2028	650,000	691,600
Provincia de Córdoba, Sr. Unsec. Notes, 7.13%, 08/01/2027(a)	205,000	219,135
		1,294,725

Bahrain–2.03%
Bahrain Government International Bond Sr. Unsec. Bonds, 7.50%, 09/20/2047(a)	408,000	398,380
Sr. Unsec. Notes, 6.75%, 09/20/2029(a)	286,000	285,176
Oil and Gas Holding Company B.S.C.C. (The), Sr. Unsec. Notes, 7.50%, 10/25/2027(a)	471,000	489,849
		1,173,405

Brazil–9.14%
Banco do Brasil S.A., REGS, Jr. Unsec. Sub. Euro Notes, 9.00%(a)(b)	800,000	880,000
Banco Nacional de Desenvolvimento Economico e Social, Sr. Unsec. Notes, 4.75%, 05/09/2024(a)	324,000	328,147
Brazilian Government International Bond Sr. Unsec. Global Bonds, 5.63%, 01/07/2041	250,000	254,000
Sr. Unsec. Global Notes, 4.63%, 01/13/2028	219,000	217,741
Cosan Ltd., Sr. Unsec. Notes, 5.95%, 09/20/2024(a)	200,000	207,060
Cosan Overseas Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%(a)(b)	700,000	717,675
Klabin Finance S.A., Sr. Unsec. Gtd. Notes, 4.88%, 09/19/2027(a)	238,000	236,810
Minerva Luxembourg S.A., REGS, Sr. Unsec. Gtd. Euro Notes, 6.50%, 09/20/2026(a)	550,000	571,477

	Principal Amount	Value
Brazil–(continued)
Petrobras Global Finance B.V. Sr. Unsec. Gtd. Global Notes, 7.25%, 03/17/2044	$996,000	$1,047,045
Sr. Unsec. Gtd. Notes, 6.00%, 01/27/2028(a)	600,000	607,944
Vale Canada Ltd., Sr. Unsec. Global Bonds, 7.20%, 09/15/2032	200,000	225,500
		5,293,399

Chile–0.36%
GeoPark Ltd., Sr. Sec. First Lien Notes, 6.50%, 09/21/2024(a)	200,000	205,600

China–1.04%
Panda Green Energy Group Ltd., REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 01/25/2020(a)	300,000	306,820
Ronshine China Holdings Ltd., REGS, Sr. Unsec. Gtd. Euro Bonds, 6.95%, 12/08/2018(a)(c)	300,000	295,559
		602,379

Colombia–3.07%
Avianca Holdings S.A./ Avianca Leasing LLC/ Grupo Taca Holdings, REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(a)	1,000,000	1,023,100
Banco de Bogotá S.A., Sr. Unsec. Notes, 4.38%, 08/03/2027(a)	430,000	433,655
Colombia Telecomunicaciones S.A. ESP, REGS, Jr. Unsec. Sub. Euro Notes, 8.50%(a)(b)	300,000	321,750
		1,778,505

Costa Rica–0.65%
Instituto Costarricense de Electricidad, REGS, Sr. Unsec. Euro Notes, 6.38%, 05/15/2043(a)	400,000	377,988

Ecuador–4.67%
Ecuador Government International Bond REGS, Sr. Unsec. Euro Bonds, 10.75%, 03/28/2022(a)	950,000	1,075,875
Sr. Unsec. Bonds, 8.75%, 06/02/2023(a)	600,000	630,900
Sr. Unsec. Notes, 8.88%, 10/23/2027(a)	550,000	564,037
9.63%, 06/02/2027(a)	400,000	431,000
		2,701,812

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Emerging Markets Flexible Bond Fund

	Principal Amount	Value
El Salvador–2.06%
AES El Salvador Trust II, REGS, Sr. Unsec. Gtd. Euro Notes, 6.75%, 03/28/2023(a)	$600,000	$579,000
El Salvador Government International Bond REGS, Sr. Unsec. Euro Notes, 5.88%, 01/30/2025(a)	475,000	471,437
Sr. Unsec. Notes, 8.63%, 02/28/2029(a)	127,000	144,145
		1,194,582

Ghana–0.51%
Ghana Government International Bond, REGS, Sr. Unsec. Euro Notes, 7.88%, 08/07/2023(a)	270,000	292,592

India–1.86%
Vedanta Resources PLC REGS, Sr. Unsec. Euro Notes, 7.13%, 05/31/2023(a)	400,000	432,400
Sr. Unsec. Notes, 6.13%, 08/09/2024(a)	269,000	275,120
6.38%, 07/30/2022(a)	350,000	367,045
		1,074,565

Indonesia–0.57%
Pertamina Persero PT, REGS, Sr. Unsec. Medium-Term Euro Notes, 5.63%, 05/20/2043(a)	300,000	329,268

Iraq–1.38%
Iraq International Bond, Sr. Unsec. Notes, 6.75%, 03/09/2023(a)	793,000	796,589

Jamaica–1.76%
Jamaica Government International Bond Sr. Unsec. Global Notes, 6.75%, 04/28/2028	505,000	586,982
7.88%, 07/28/2045	346,000	429,905
		1,016,887

Jordan–0.63%
Jordan Government International Bond, Sr. Unsec. Bonds, 7.38%, 10/10/2047(a)	350,000	367,386

Mexico–6.29%
Alfa S.A.B. de C.V., REGS, Sr. Unsec. Euro Notes, 6.88%, 03/25/2044(a)	1,050,000	1,153,688
Alpek S.A.B. de C.V., REGS, Sr. Unsec. Gtd. Euro Notes, 5.38%, 08/08/2023(a)	950,000	1,007,000
Petróleos Mexicanos, Sr. Unsec. Gtd. Notes, 6.50%, 03/13/2027(a)	194,000	211,974
SixSigma Networks México, S.A. de C.V., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 11/07/2021(a)	700,000	740,250

	Principal Amount	Value
Mexico–(continued)
Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R., Sr. Unsec. Gtd. Bonds, 7.25%, 09/27/2023(a)	$500,000	$526,250
		3,639,162

Morocco–0.78%
OCP S.A., REGS, Sr. Unsec. Euro Notes, 6.88%, 04/25/2044(a)	400,000	452,400

Oman–1.02%
Oman Government International Bond, Sr. Unsec. Notes, 6.50%, 03/08/2047(a)	378,000	390,057
OmGrid Funding Ltd., Sr. Unsec. Gtd. Bonds, 5.20%, 05/16/2027(a)	200,000	201,002
		591,059

Peru–2.93%
Banco Internacional del Perú S.A.A. Interbank, REGS, Unsec. Sub. Euro Notes, 6.63%, 03/19/2029(a)	300,000	340,500
Nexa Resources S.A., Sr. Unsec. Gtd. Notes, 5.38%, 05/04/2027(a)	300,000	318,300
Peru Enhanced Pass-Through Finance Ltd., REGS, Class A-2, Sr. Sec. First Lien Pass Through Euro Ctfs., 7.33%, 06/02/2025(a)(d)	250,000	217,813
Petróleos del Perú S.A. Sr. Unsec. Notes, 4.75%, 06/19/2032(a)	595,000	609,697
5.63%, 06/19/2047(a)	200,000	211,040
		1,697,350

Senegal–0.45%
Senegal Government International Bond, Unsec. Notes, 6.25%, 05/23/2033(a)	250,000	259,162

Singapore–0.62%
Puma International Financing S.A., Sr. Unsec. Gtd. Notes, 5.13%, 10/06/2024(a)	350,000	358,400

South Africa–0.58%
Petra Diamonds US Treasury PLC, Sec. Gtd. Second Lien Notes, 7.25%, 05/01/2022(a)	340,000	338,470

Turkey–2.05%
Turkey Government International Bond Sr. Unsec. Global Bonds, 4.88%, 04/16/2043	550,000	475,697
Sr. Unsec. Global Notes, 6.88%, 03/17/2036	225,000	248,295

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Emerging Markets Flexible Bond Fund

	Principal Amount	Value
Turkey–(continued)
Turkiye Garanti Bankasi A.S., Unsec. Sub. Notes, 6.13%, 05/24/2027(a)	$235,000	$232,768
Yapi ve Kredi Bankasi A.S., Sr. Unsec. Notes, 5.85%, 06/21/2024(a)	235,000	232,290
		1,189,050

Ukraine–1.58%
Kernel Holding S.A., Sr. Unsec. Gtd. Notes, 8.75%, 01/31/2022(a)	343,000	379,066
MHP S.E., Sr. Unsec. Gtd. Notes, 7.75%, 05/10/2024(a)	200,000	216,350
Ukraine Government International Bond, REGS, Sr. Unsec. Euro Notes, 7.75%, 09/01/2021(a)	300,000	320,818
		916,234

United Arab Emirates–0.58%
Abu Dhabi Crude Oil Pipeline LLC, Sr. Sec. Notes, 3.65%, 11/02/2029(a)	332,000	333,660

United States–2.48%
NGPL PipeCo. LLC Sr. Unsec. Bonds, 4.88%, 08/15/2027(a)	112,000	116,200
Sr. Unsec. Notes, 4.38%, 08/15/2022(a)	111,000	114,469
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(b)	558,000	570,164
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(a)	600,000	633,000
		1,433,833

Zambia–3.39%
First Quantum Minerals Ltd. Sr. Unsec. Gtd. Notes,
7.25%, 04/01/2023(a)	325,000	345,312
7.50%, 04/01/2025(a)	500,000	531,250
Zambia Government International Bond REGS, Sr. Unsec. Euro Notes, 8.50%, 04/14/2024(a)	200,000	214,500
Sr. Unsec. Notes, 8.97%, 07/30/2027(a)	800,000	874,160
		1,965,222
U.S. Dollar Denominated Bonds & Notes (Cost $30,825,092)		32,001,560

	Principal Amount		Value
Non U.S. Dollar Denominated Bonds & Notes–23.32%(e)
Brazil–3.27%
Brazil Notas do Tesouro Nacional, Series F, Unsec. Notes, 10.00%, 01/01/2027	BRL	6,000,000	$1,894,395

India–1.28%
Province of British Columbia, Sr. Unsec. Bonds, 6.60%, 01/09/2020(a)	INR	47,000,000	738,818

Indonesia–7.25%
Indonesia Treasury Bond Series FR54, Sr. Unsec. Bonds, 9.50%, 07/15/2031	IDR	32,000,000,000	2,810,378
Series FR72, Sr. Unsec. Bonds, 8.25%, 05/15/2036	IDR	7,000,000,000	558,689
Sr. Unsec. Bonds, 7.50%, 05/15/2038	IDR	11,000,000,000	828,062
			4,197,129

Mexico–7.94%
Mexican Bonos, Sr. Unsec. Bonds, 6.50%, 06/09/2022	MXN	90,000,000	4,596,753

Netherlands–0.53%
IPD 3 B.V., Sr. Sec. Gtd. Notes, 4.50%, 07/15/2022(a)	EUR	250,000	307,388

Peru–1.13%
Peru Government Bond, REGS, Sr. Unsec. Bonds, 6.15%, 08/12/2032(a)	PEN	2,026,000	654,771

Russia–1.92%
Russian Federal Bond — OFZ, Series 6218, Unsec. Bonds, 8.50%, 09/17/2031	RUB	60,000,000	1,112,783
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $13,290,262)			13,502,037

Credit-Linked Securities–5.65%(e)
Standard Chartered Bank REGS, Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 8.28%, 09/21/2027), 8.28%, 09/23/2027(a)	INR	58,000,000	963,639
Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 8.12%, 12/10/2020), 8.12%, 12/14/2020(a)	INR	40,000,000	645,789
Sr. Unsec. Notes (Credit-Linked to India Government Bonds, 8.40%, 07/28/2024), 8.40%, 07/30/2024(a)	INR	100,000,000	1,662,288
Total Credit-Linked Securities (Cost $3,238,045)			3,271,716

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Emerging Markets Flexible Bond Fund

	Shares	Value
Common Stocks–0.55%
Petróleo Brasileiro S.A.–ADR (Cost $301,866)	30,000	$319,500

Money Market Funds–9.82%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(f)	3,412,001	3,412,001
Invesco Treasury Portfolio–Institutional Class, 0.94%(f)	2,274,668	2,274,668
Total Money Market Funds (Cost $5,686,669)		5,686,669

Value
Options Purchased–0.15%(g)
(Cost $95,711)	$85,601
TOTAL INVESTMENTS IN SECURITIES–94.78% (Cost $53,437,645)	54,867,083
OTHER ASSETS LESS LIABILITIES–5.22%	3,018,787
NET ASSETS–100.00%	$57,885,870

Investment Abbreviations:

ADR	– American Depositary Receipt
BRL	– Brazilian Real
Ctfs.	– Certificates
EUR	– Euro

Gtd.	– Guaranteed
IDR	– Indonesian Rupiah
INR	– Indian Rupee
Jr.	– Junior

MXN	– Mexican Peso
PEN	– Peruvian Sol
REGS	– Regulation S
RUB	– Russian Ruble

Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Consolidated Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $32,227,324, which represented 55.67% of the Fund’s Net Assets.
(b)	Perpetual bond with no specified maturity date.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(g)	The table below details options purchased. See Notes 1M and 1N.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
AUD versus JPY	Put	Goldman Sachs International	11/06/2017	JPY	86.000	AUD	1,800,000	$1,110
USD versus MXN	Put	Citigroup Global Markets Inc.	07/17/2018	MXN	18.500	USD	1,700,000	25,811
Subtotal Foreign Currency Options Purchased — Currency Risk								$26,921

Open Over-The-Counter Interest Rate Swaptions Purchased — Interest Rate Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
10 Year Interest Rate Swap	Put	Morgan Stanley & Co. LLC	2.245%	Pay	3Month USD LIBOR	Quarterly	03/26/2018	$2,600,000	$58,680
Total Options Purchased (Cost $95,711)									$85,601

Open Over-The-Counter Foreign Currency Options Written-Currency Risk
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price	Premiums Received	Notional Value	Value	Unrealized Appreciation
MXN versus USD	Call	Citigroup Global Markets Inc.	07/17/2018	MXN 22.000	$(38,411)	USD 1,700,000	$(37,453)	$958

Open Futures Contracts(h)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Copper	8	December-2017	$(620,200)	$(528)	$(528)
Subtotal — Commodity Risk				(528)	(528)
U.S. Treasury 10 Year Bonds	73	December-2017	(9,120,438)	(42,377)	(42,377)
Subtotal — Interest Rate Risk				(42,377)	(42,377)
Total Futures Contracts				$(42,905)	$(42,905)

(h)	Futures contracts collateralized by $103,588 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Emerging Markets Flexible Bond Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation
		Deliver		Receive
11/03/2017	Morgan Stanley & Co. LLC	BRL	6,200,000	USD	1,960,726	$66,211
11/30/2017	Barclays Bank PLC	AUD	700,000	USD	556,898	21,333
11/30/2017	Barclays Bank PLC	CLP	615,000,000	USD	989,144	21,455
11/30/2017	Barclays Bank PLC	CNY	4,000,000	USD	608,440	6,656
11/30/2017	Barclays Bank PLC	HUF	675,000,000	USD	2,582,734	53,744
11/30/2017	Barclays Bank PLC	IDR	25,000,000,000	USD	1,853,225	16,900
11/30/2017	Barclays Bank PLC	JPY	127,000,000	USD	1,135,064	16,574
11/30/2017	Barclays Bank PLC	MXN	15,000,000	USD	827,489	49,356
11/30/2017	Barclays Bank PLC	RUB	60,000,000	USD	1,031,460	10,584
11/30/2017	Barclays Bank PLC	SEK	9,000,000	USD	1,104,052	27,011
11/30/2017	Barclays Bank PLC	TRY	9,300,000	USD	2,543,422	113,664
11/30/2017	Barclays Bank PLC	ZAR	20,700,000	USD	1,530,532	74,375
11/30/2017	Citigroup Global Markets Inc.	HUF	301,000,000	USD	1,174,222	46,480
11/30/2017	Citigroup Global Markets Inc.	PLN	8,400,000	USD	2,311,630	3,741
11/30/2017	Citigroup Global Markets Inc.	RUB	100,000,000	USD	1,726,519	25,061
11/30/2017	Citigroup Global Markets Inc.	USD	1,143,990	INR	75,000,000	11,767
11/30/2017	Citigroup Global Markets Inc.	USD	1,166,387	KRW	1,320,000,000	14,626
11/30/2017	Citigroup Global Markets Inc.	ZAR	53,400,000	USD	3,979,887	223,424
11/30/2017	Deutsche Bank Securities Inc.	AUD	1,000,000	USD	788,775	23,683
11/30/2017	Deutsche Bank Securities Inc.	EUR	350,000	USD	413,673	5,300
11/30/2017	Deutsche Bank Securities Inc.	HUF	220,000,000	USD	849,368	25,105
11/30/2017	Goldman Sachs International	AUD	520,000	USD	405,364	7,517
11/30/2017	Goldman Sachs International	CAD	2,160,000	USD	1,721,362	46,593
11/30/2017	Goldman Sachs International	CHF	1,710,000	USD	1,737,157	19,576
11/30/2017	Goldman Sachs International	CLP	730,000,000	USD	1,150,512	1,874
11/30/2017	Goldman Sachs International	CNY	5,500,000	USD	841,960	14,506
11/30/2017	Goldman Sachs International	COP	4,200,000,000	USD	1,396,982	20,197
11/30/2017	Goldman Sachs International	HUF	370,000,000	USD	1,430,803	44,542
11/30/2017	Goldman Sachs International	JPY	130,000,000	USD	1,173,027	28,116
11/30/2017	Goldman Sachs International	MXN	202,858,189	USD	11,090,412	567,029
11/30/2017	Goldman Sachs International	PLN	2,100,000	USD	577,129	157
11/30/2017	Goldman Sachs International	TRY	18,900,000	USD	5,044,412	106,516
11/30/2017	Goldman Sachs International	USD	1,068,828	CLP	680,000,000	1,137
11/30/2017	Goldman Sachs International	USD	666,419	RUB	40,000,000	14,164
11/30/2017	Goldman Sachs International	USD	737,353	ZAR	10,500,000	1,277
11/30/2017	Goldman Sachs International	ZAR	21,000,000	USD	1,531,594	54,333
11/30/2017	Merrill Lynch International	CLP	545,000,000	USD	868,941	11,396
11/30/2017	Merrill Lynch International	CNY	5,600,000	USD	846,104	3,606
11/30/2017	Merrill Lynch International	HUF	300,000,000	USD	1,137,313	13,317
11/30/2017	Merrill Lynch International	INR	110,000,000	USD	1,698,055	2,944
11/30/2017	Merrill Lynch International	USD	741,198	CLP	480,000,000	14,071
11/30/2017	Merrill Lynch International	USD	911,300	INR	60,000,000	13,306
11/30/2017	Morgan Stanley & Co. LLC	COP	2,700,000,000	USD	891,825	6,749
11/30/2017	Morgan Stanley & Co. LLC	IDR	44,000,000,000	USD	3,236,152	4,221
11/30/2017	Morgan Stanley & Co. LLC	MXN	17,000,000	USD	935,608	53,724
11/30/2017	Morgan Stanley & Co. LLC	PLN	4,100,000	USD	1,137,499	11,029
12/01/2017	Merrill Lynch International	PHP	150,000,000	USD	2,922,953	30,036
12/04/2017	Merrill Lynch International	BRL	4,000,000	USD	1,251,564	34,246
12/04/2017	Morgan Stanley & Co. LLC	BRL	7,000,000	USD	2,147,866	17,558
12/22/2017	Goldman Sachs International	USD	2,065,131	TWD	65,000,000	97,559
Subtotal						2,098,346

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Emerging Markets Flexible Bond Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/03/2017	Morgan Stanley & Co. LLC	USD	1,914,104	BRL	6,200,000	$(19,590)
11/30/2017	Barclays Bank PLC	TWD	78,000,000	USD	2,586,207	(5,543)
11/30/2017	Barclays Bank PLC	USD	2,918,002	CLP	1,840,000,000	(22,803)
11/30/2017	Barclays Bank PLC	USD	1,147,834	HUF	300,000,000	(23,839)
11/30/2017	Barclays Bank PLC	USD	1,889,645	IDR	25,000,000,000	(53,320)
11/30/2017	Barclays Bank PLC	USD	1,142,122	JPY	125,000,000	(41,247)
11/30/2017	Barclays Bank PLC	USD	1,225,614	MXN	22,000,000	(84,352)
11/30/2017	Barclays Bank PLC	USD	2,149,681	RUB	126,000,000	(5,843)
11/30/2017	Barclays Bank PLC	USD	1,137,012	SEK	9,000,000	(59,970)
11/30/2017	Barclays Bank PLC	USD	3,969,962	TRY	14,206,658	(258,269)
11/30/2017	Barclays Bank PLC	USD	2,624,937	TWD	78,000,000	(33,187)
11/30/2017	Barclays Bank PLC	USD	1,976,225	ZAR	26,899,553	(83,956)
11/30/2017	Citigroup Global Markets Inc.	INR	290,000,000	USD	4,459,732	(9,197)
11/30/2017	Citigroup Global Markets Inc.	KRW	1,320,000,000	USD	1,167,780	(13,233)
11/30/2017	Citigroup Global Markets Inc.	USD	1,746,089	CAD	2,160,000	(71,320)
11/30/2017	Citigroup Global Markets Inc.	USD	1,183,232	COP	3,500,000,000	(35,911)
11/30/2017	Citigroup Global Markets Inc.	USD	2,903,321	CZK	63,000,000	(39,060)
11/30/2017	Citigroup Global Markets Inc.	USD	1,175,345	HUF	301,000,000	(47,603)
11/30/2017	Citigroup Global Markets Inc.	USD	2,903,238	PLN	10,500,000	(18,377)
11/30/2017	Citigroup Global Markets Inc.	USD	1,968,888	RUB	115,000,000	(12,210)
11/30/2017	Citigroup Global Markets Inc.	USD	2,738,121	ZAR	36,900,000	(142,363)
11/30/2017	Deutsche Bank Securities Inc.	USD	1,139,774	HUF	300,000,000	(15,779)
11/30/2017	Goldman Sachs International	CZK	25,000,000	USD	1,134,920	(1,691)
11/30/2017	Goldman Sachs International	USD	2,288,850	CNY	15,100,000	(17,114)
11/30/2017	Goldman Sachs International	USD	918,071	COP	2,700,000,000	(32,995)
11/30/2017	Goldman Sachs International	USD	1,197,269	JPY	132,000,000	(34,745)
11/30/2017	Goldman Sachs International	USD	4,733,020	MXN	87,000,000	(219,846)
11/30/2017	Goldman Sachs International	USD	2,021,833	TRY	7,400,000	(88,476)
11/30/2017	Morgan Stanley & Co. LLC	USD	853,242	COP	2,500,000,000	(33,727)
11/30/2017	Morgan Stanley & Co. LLC	USD	1,115,866	MXN	20,000,000	(78,355)
11/30/2017	Morgan Stanley & Co. LLC	USD	1,149,548	PLN	4,100,000	(23,078)
11/30/2017	Morgan Stanley & Co. LLC	USD	604,595	RUB	35,000,000	(9,084)
12/04/2017	Morgan Stanley & Co. LLC	USD	609,477	BRL	2,000,000	(818)
12/22/2017	Goldman Sachs International	TWD	65,000,000	USD	2,018,634	(144,056)
02/27/2018	Barclays Bank PLC	USD	666,667	EGP	12,000,000	(11,569)
Subtotal						(1,792,526)
Total Foreign Currency Contracts — Currency Risk						$305,820

Open Over-The-Counter Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(i)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Barclays Bank PLC	Republic of Turkey	Buy	1.00%	Quarterly	12/20/2022	1.84%	USD	(3,700,000)	$141,867	$146,585	$4,718
Goldman Sachs International	Republic of South Africa	Buy	1.00	Quarterly	12/20/2022	1.83	USD	(4,000,000)	138,135	157,322	19,187
Total Over-The-Counter Credit Default Swap Agreements — Credit Risk									$280,002	$303,907	$23,905

(i)	Implied credit spreads represent the current level, as of October 31, 2017, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco Emerging Markets Flexible Bond Fund

	Open Centrally Cleared Interest Rate Swap Agreements(j)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(k)
Pay	3 Month LIBOR	Quarterly	2.49%	Semi-Annually	03/28/2028	USD	247,000	$—	$1,989	$1,989
Pay	Overnight Brazil DI Rate	At Maturity	8.51	At Maturity	01/02/2018	BRL	48,000,000	—	29,461	29,461
Subtotal								—	31,450	31,450
Pay	3 Month LIBOR	Quarterly	2.37	Semi-Annually	03/28/2028	USD	259,000	—	(629)	(629)
Pay	28 Day MXN TIIE	28 Day	6.72	28 Day	06/23/2022	MXN	31,039,365	—	(33,295)	(33,295)
Pay	3 Month LIBOR	Quarterly	2.25	Semi-Annually	03/28/2028	USD	1,300,000	—	(17,980)	(17,980)
Receive	Overnight Brazil DI Rate	At Maturity	8.38	At Maturity	01/02/2019	BRL	(14,000,000)	—	(49,547)	(49,547)
Receive	6 Month BUBOR	Half Yearly	2.42	Annually	08/21/2027	HUF	(490,000,000)	—	(65,412)	(65,412)
Subtotal								—	(166,863)	(166,863)
Total Centrally Cleared Interest Rate Swap Agreements — Interest Rate Risk								$—	$(135,413)	$(135,413)

(j)	Centrally cleared swap agreements collateralized by $265,000 cash held with Credit Suisse Securities (USA) LLC.
(k)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Investment Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
BUBOR	– Budapest Interbank Offered Rate
CAD	– Canadian Dollar
CHF	– Swiss Franc
CLP	– Chilean Peso
CNY	– Chinese Yuan
COP	– Colombian Peso
CZK	– Czech Koruna
DI	– Interbank Deposit
EGP	– Egyptian Pound
EUR	– Euro
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
PHP	– Philippine Peso
PLN	– Poland Zloty
RUB	– Russian Ruble
SEK	– Swedish Krona
TIIE	– Interbank Equilibrium Interest Rate
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– U.S. Dollar
ZAR	– South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $47,750,976)	$49,180,414
Investments in affiliated money market funds, at value and cost	5,686,669
Other investments:
Variation margin receivable — futures	5,704
Variation margin receivable — centrally cleared swap agreements	415
Swaps receivable — Centrally Cleared	142
Swaps receivable — OTC	8,361
Premiums paid on swap agreements — OTC	280,002
Unrealized appreciation on forward foreign currency contracts outstanding	2,098,346
Unrealized appreciation on swap agreements — OTC (premiums paid (received) $280,002)	23,905
Cash	652,830
Deposits with brokers:
Cash collateral — exchange-traded futures	103,588
Cash collateral — centrally cleared swap agreements	265,000
Foreign currencies, at value (Cost $249,766)	248,112
Receivable for:
Investments sold	917,955
Fund shares sold	4,164
Dividends and interest	819,185
Fund expenses absorbed	13,030
Investment for trustee deferred compensation and retirement plans	27,341
Other assets	41,054
Total assets	60,376,217

Liabilities:
Other investments:
Options written, at value (premiums received $38,411)	37,453
Swaps payable — Centrally Cleared	136
Swaps payable — OTC	17,831
Unrealized depreciation on forward foreign currency contracts outstanding	1,792,526
Payable for:
Investments purchased	530,252
Fund shares reacquired	2,351
Accrued fees to affiliates	6,915
Accrued trustees’ and officers’ fees and benefits	2,328
Accrued other operating expenses	72,087
Trustee deferred compensation and retirement plans	28,468
Total liabilities	2,490,347
Net assets applicable to shares outstanding	$57,885,870

Net assets consist of:
Shares of beneficial interest	$57,637,480
Undistributed net investment income	38,436
Undistributed net realized gain (loss)	(1,358,867)
Net unrealized appreciation	1,568,821
$57,885,870

Net Assets:
Class A	$4,832,431
Class B	$68,195
Class C	$1,221,226
Class R	$282,532
Class Y	$1,976,967
Class R5	$6,860
Class R6	$49,497,659

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	720,212
Class B	10,168
Class C	181,925
Class R	42,158
Class Y	294,756
Class R5	1,023
Class R6	7,385,023
Class A:
Net asset value per share	$6.71
Maximum offering price per share
(Net asset value of $6.71 ÷ 95.75%)	$7.01
Class B:
Net asset value and offering price per share	$6.71
Class C:
Net asset value and offering price per share	$6.71
Class R:
Net asset value and offering price per share	$6.70
Class Y:
Net asset value and offering price per share	$6.71
Class R5:
Net asset value and offering price per share	$6.71
Class R6:
Net asset value and offering price per share	$6.70

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Operations

For the year ended October 31, 2017

Investment income:
Interest (net of foreign withholding taxes of $67,475)	$3,986,456
Dividends	6,485
Dividends from affiliated money market funds	23,123
Total investment income	4,016,064

Expenses:
Advisory fees	464,862
Administrative services fees	50,000
Custodian fees	59,955
Distribution fees:
Class A	11,343
Class B	772
Class C	11,780
Class R	1,335
Transfer agent fees — A, B, C, R & Y	24,856
Transfer agent fees — R6	181
Trustees’ and officers’ fees and benefits	21,191
Registration and filing fees	89,636
Reports to shareholders	24,710
Professional services fees	72,218
Other	30,846
Total expenses	863,685
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(230,880)
Net expenses	632,805
Net investment income	3,383,259

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,415,420
Foreign currencies	(124,993)
Forward foreign currency contracts	(1,758,113)
Futures contracts	132,345
Option contracts written	22,349
Swap agreements	(1,061,823)
(374,815)
Change in net unrealized appreciation (depreciation) of:
Investment securities	394,700
Foreign currencies	(12,468)
Forward foreign currency contracts	540,091
Futures contracts	(170,233)
Option contracts written	958
Swap agreements	325,536
1,078,584
Net realized and unrealized gain	703,769
Net increase in net assets resulting from operations	$4,087,028

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$3,383,259	$2,669,690
Net realized gain (loss)	(374,815)	(12,112,677)
Change in net unrealized appreciation	1,078,584	10,940,289
Net increase in net assets resulting from operations	4,087,028	1,497,302

Distributions to shareholders from net investment income:
Class A	(163,006)	—
Class B	(2,408)	—
Class C	(34,538)	—
Class R	(9,158)	—
Class Y	(46,029)	—
Class R5	(266)	—
Class R6	(2,155,646)	—
Total distributions from net investment income	(2,411,051)	—

Return of capital:
Class A	—	(225,952)
Class B	—	(6,797)
Class C	—	(37,979)
Class R	—	(10,957)
Class Y	—	(12,799)
Class R5	—	(284)
Class R6	—	(2,118,421)
Total return of capital	—	(2,413,189)

Share transactions–net:
Class A	(467,124)	(865,850)
Class B	(54,285)	(161,303)
Class C	(4,002)	(141,744)
Class R	11,179	(82,056)
Class Y	1,593,643	59,060
Class R6	(12,694,404)	23,922,971
Net increase (decrease) in net assets resulting from share transactions	(11,614,993)	22,731,078
Net increase (decrease) in net assets	(9,939,016)	21,815,191

Net assets:
Beginning of year	67,824,886	46,009,695
End of year (includes undistributed net investment income of $38,436 and $9,583, respectively)	$57,885,870	$67,824,886

Notes to Consolidated Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Emerging Markets Flexible Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Emerging Markets Flexible Bond Cayman Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

20                         Invesco Emerging Markets Flexible Bond Fund

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

21                         Invesco Emerging Markets Flexible Bond Fund

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

22                         Invesco Emerging Markets Flexible Bond Fund

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a

23                         Invesco Emerging Markets Flexible Bond Fund

closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
O.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the

24                         Invesco Emerging Markets Flexible Bond Fund

Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2017 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Q.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
R.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Next $500 million	0.67%
Over $1.5 billion	0.65%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.75%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

25                         Invesco Emerging Markets Flexible Bond Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.24%, 1.99%, 1.99%, 1.49%, 0.99%, 0.99% and 0.99%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $205,843 and reimbursed class level expenses of $15,521, $264, $4,030, $914, $3,727 and $181 of Class A, Class B, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $982 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

26                         Invesco Emerging Markets Flexible Bond Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
U.S. Dollar Denominated Bonds & Notes	$—	$32,001,560	$—	$32,001,560
Non-U.S. Dollar Denominated Bonds & Notes	—	13,502,037	—	13,502,037
Credit-Linked Securities	—	3,271,716	—	3,271,716
Common Stocks	319,500	—	—	319,500
Money Market Funds	5,686,669	—	—	5,686,669
Options Purchased	—	85,601	—	85,601
	6,006,169	48,860,914	—	54,867,083
Forward Foreign Currency Contracts*	—	305,820	—	305,820
Futures Contracts*	(42,905)	—	—	(42,905)
Options Written*	—	(37,453)	—	(37,453)
Swap Agreements*	—	(111,508)	—	(111,508)
Total Investments	$5,963,264	$49,017,773	$—	$54,981,037

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2017:

	Value
Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on swap agreements — Centrally Cleared(a)	$—	$—	$—	$31,450	$31,450
Unrealized appreciation on swap agreements — OTC	—	23,905	—	—	23,905
Options purchased, at value — OTC(b)	—	—	26,921	58,680	85,601
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	2,098,346	—	2,098,346
Total Derivative Assets	—	23,905	2,125,267	90,130	2,239,302
Derivatives not subject to master netting agreements	—	—	—	(31,450)	(31,450)
Total Derivative Assets subject to master netting agreements	$—	$23,905	$2,125,267	$58,680	$2,207,852

	Value
Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(528)	$—	$—	$(42,377)	$(42,905)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	—	—	—	(166,863)	(166,863)
Options written, at value — OTC	—	—	(37,453)	—	(37,453)
Unrealized depreciation on forward foreign currency contracts outstanding	—	—	(1,792,526)	—	(1,792,526)
Total Derivative Liabilities	(528)	—	(1,829,979)	(209,240)	(2,039,747)
Derivatives not subject to master netting agreements	528	—	—	209,240	209,768
Total Derivative Liabilities subject to master netting agreements	$—	$—	$(1,829,979)	$—	$(1,829,979)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value, as reported in the Consolidated Schedule of Investments.

27                         Invesco Emerging Markets Flexible Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/ Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Parent
Barclays Bank PLC	$411,652	$—	$154,946	$566,598	$(683,898)	$—	$(17,831)	$(701,729)	$(135,131)	$—	$—	$(135,131)
Citigroup Global Markets Inc.	325,099	25,811	—	350,910	(389,274)	(37,453)	—	(426,727)	(75,817)	—	—	(75,817)
Deutsche Bank Securities Inc.	54,088	—	—	54,088	(15,779)	—	—	(15,779)	38,309	—	—	38,309
Goldman Sachs International	1,025,093	1,110	157,322	1,183,525	(538,923)	—	—	(538,923)	644,602	—	—	644,602
Merrill Lynch International	122,922	—	—	122,922	—	—	—	—	122,922	—	—	122,922
Morgan Stanley & Co. LLC	159,492	58,680	—	218,172	(164,652)	—	—	(164,652)	53,520	—	—	53,520
Total	$2,098,346	$85,601	$312,268	$2,496,215	$(1,792,526)	$(37,453)	$(17,831)	$(1,847,810)	$648,405	$—	$—	$648,405

Effect of Derivative Investments for the year ended October 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$—	$(1,758,113)	$—	$—	$(1,758,113)
Futures contracts	116,872	—	—	(32,203)	47,676	132,345
Options purchased(a)	—	(38,067)	(82,962)	—	(7,017)	(128,046)
Options written	—	1,695	20,654	—	—	22,349
Swap agreements	—	(606,774)	—	(112,636)	(342,413)	(1,061,823)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	—	540,091	—	—	540,091
Futures contracts	(40,353)	—	—	(28,629)	(101,251)	(170,233)
Options purchased(a)	—	—	(27,450)	—	17,340	(10,110)
Options written	—	—	958	—	—	958
Swap agreements	—	426,605	—	34,344	(135,413)	325,536
Total	$76,519	$(216,541)	$(1,306,822)	$(139,124)	$(521,078)	$(2,107,046)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the five-month average notional value of options written, the ten-month average notional value of futures contracts and the twelve-month average notional value of forward foreign currency contracts, options purchased and swap agreements.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$102,931,807	$3,837,409	$119,319,421	$2,100,326	$21,907,181

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $400.

28                         Invesco Emerging Markets Flexible Bond Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$2,411,051	$—
Return of capital	—	2,413,189
Total distributions	$2,411,051	$2,413,189

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$886,199
Net unrealized appreciation — investments	1,114,567
Net unrealized appreciation (depreciation) — foreign currencies	(12,984)
Temporary book/tax differences	(25,597)
Capital loss carryforward	(1,713,795)
Shares of beneficial interest	57,637,480
Total net assets	$57,885,870

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2017, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$1,713,795	$1,713,795

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

29                         Invesco Emerging Markets Flexible Bond Fund

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $136,680,986 and $144,690,495, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $0 and $1,778,594, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,405,739
Aggregate unrealized (depreciation) of investments	(2,291,172)
Net unrealized appreciation of investments	$1,114,567

Cost of investments for tax purposes is $54,146,472.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap income and foreign currency transactions, on October 31, 2017, undistributed net investment income was decreased by $943,355, undistributed net realized gain (loss) was increased by $1,009,738 and shares of beneficial interest was decreased by $66,383. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	231,935	$1,537,198	143,177	$928,190
Class B	4,146	27,896	—	—
Class C	57,250	378,197	35,582	232,573
Class R	5,432	35,646	2,927	18,832
Class Y	319,698	2,114,044	58,493	379,745
Class R6(b)	2,029	13,232	4,090,830	25,979,109

Issued as reinvestment of dividends:
Class A	19,843	130,341	28,963	185,353
Class B	320	2,095	1,048	6,690
Class C	4,072	26,779	4,497	28,821
Class R	1,353	8,886	1,675	10,710
Class Y	4,509	29,792	1,801	11,513
Class R6	329,038	2,155,646	331,014	2,118,421

Automatic conversion of Class B shares to Class A shares:
Class A	8,303	54,831	20,241	130,337
Class B	(8,306)	(54,831)	(20,247)	(130,337)

Reacquired:
Class A	(332,849)	(2,189,494)	(326,629)	(2,109,730)
Class B	(4,555)	(29,445)	(5,922)	(37,656)
Class C	(62,177)	(408,978)	(61,797)	(403,138)
Class R	(5,144)	(33,353)	(17,762)	(111,598)
Class Y	(83,659)	(550,193)	(50,921)	(332,198)
Class R6(c)	(2,245,209)	(14,863,282)	(645,466)	(4,174,559)
Net increase (decrease) in share activity	(1,753,971)	$(11,614,993)	3,591,504	$22,731,078

(a)	85% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On February 18, 2016, 3,744,455 Class R6 shares valued at $23,739,847 were sold to affiliated mutual funds.
(c)	On May 1, 2017, 1,545,008 Class R6 shares valued at $10,243,403 were redeemed by affiliated mutual funds.

30                         Invesco Emerging Markets Flexible Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$6.53	$0.35	$0.07	$0.42	$(0.24)	$—	$(0.24)	$6.71	6.62%	$4,832	1.23	%(d)	1.91	%(d)	5.25	%(d)	245%
Year ended 10/31/16	6.77	0.27	(0.25)	0.02	—	(0.26)	(0.26)	6.53	0.45	5,182	1.23		1.91		4.16		266
Year ended 10/31/15	8.49	0.41	(1.76)	(1.35)	—	(0.37)	(0.37)	6.77	(16.20)	6,282	1.24		1.89		5.46		50
Year ended 10/31/14	9.17	0.46	(0.77)	(0.31)	(0.06)	(0.31)	(0.37)	8.49	(3.44)	9,379	1.24		1.84		5.29		69
Year ended 10/31/13	9.88	0.48	(0.79)	(0.31)	(0.29)	(0.11)	(0.40)	9.17	(3.25)	12,998	1.24		1.77		4.96		31
Class B
Year ended 10/31/17	6.53	0.30	0.07	0.37	(0.19)	—	(0.19)	6.71	5.82	68	1.98	(d)	2.66	(d)	4.50	(d)	245
Year ended 10/31/16	6.77	0.22	(0.25)	(0.03)	—	(0.21)	(0.21)	6.53	(0.37)	121	1.98		2.66		3.41		266
Year ended 10/31/15	8.48	0.35	(1.75)	(1.40)	—	(0.31)	(0.31)	6.77	(16.72)	296	1.99		2.64		4.71		50
Year ended 10/31/14	9.16	0.40	(0.78)	(0.38)	(0.05)	(0.25)	(0.30)	8.48	(4.17)	349	1.99		2.59		4.54		69
Year ended 10/31/13	9.87	0.41	(0.79)	(0.38)	(0.22)	(0.11)	(0.33)	9.16	(3.98)	570	1.99		2.52		4.21		31
Class C
Year ended 10/31/17	6.54	0.30	0.06	0.36	(0.19)	—	(0.19)	6.71	5.66	1,221	1.98	(d)	2.66	(d)	4.50	(d)	245
Year ended 10/31/16	6.77	0.22	(0.24)	(0.02)	—	(0.21)	(0.21)	6.54	(0.21)	1,195	1.98		2.66		3.41		266
Year ended 10/31/15	8.49	0.35	(1.75)	(1.40)	—	(0.32)	(0.32)	6.77	(16.82)	1,385	1.99		2.64		4.71		50
Year ended 10/31/14	9.17	0.40	(0.78)	(0.38)	(0.05)	(0.25)	(0.30)	8.49	(4.16)	2,244	1.99		2.59		4.54		69
Year ended 10/31/13	9.88	0.41	(0.79)	(0.38)	(0.22)	(0.11)	(0.33)	9.17	(3.97)	3,532	1.99		2.52		4.21		31
Class R
Year ended 10/31/17	6.53	0.33	0.07	0.40	(0.23)	—	(0.23)	6.70	6.20	283	1.48	(d)	2.16	(d)	5.00	(d)	245
Year ended 10/31/16	6.76	0.25	(0.24)	0.01	—	(0.24)	(0.24)	6.53	0.33	264	1.48		2.16		3.91		266
Year ended 10/31/15	8.48	0.39	(1.76)	(1.37)	—	(0.35)	(0.35)	6.76	(16.43)	363	1.49		2.14		5.21		50
Year ended 10/31/14	9.17	0.44	(0.78)	(0.34)	(0.06)	(0.29)	(0.35)	8.48	(3.79)	460	1.49		2.09		5.04		69
Year ended 10/31/13	9.87	0.46	(0.78)	(0.32)	(0.27)	(0.11)	(0.38)	9.17	(3.39)	776	1.49		2.02		4.71		31
Class Y
Year ended 10/31/17	6.53	0.36	0.08	0.44	(0.26)	—	(0.26)	6.71	6.89	1,977	0.98	(d)	1.66	(d)	5.50	(d)	245
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	(0.28)	(0.28)	6.53	0.72	354	0.98		1.66		4.41		266
Year ended 10/31/15	8.49	0.45	(1.78)	(1.33)	—	(0.39)	(0.39)	6.77	(15.99)	304	0.99		1.64		5.71		50
Year ended 10/31/14	9.17	0.49	(0.78)	(0.29)	(0.06)	(0.33)	(0.39)	8.49	(3.20)	2,911	0.99		1.59		5.54		69
Year ended 10/31/13	9.88	0.51	(0.79)	(0.28)	(0.32)	(0.11)	(0.43)	9.17	(3.01)	1,529	0.99		1.52		5.21		31
Class R5
Year ended 10/31/17	6.53	0.36	0.08	0.44	(0.26)	—	(0.26)	6.71	6.89	7	0.98	(d)	1.31	(d)	5.50	(d)	245
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	(0.28)	(0.28)	6.53	0.72	7	0.98		1.28		4.41		266
Year ended 10/31/15	8.48	0.45	(1.77)	(1.32)	—	(0.39)	(0.39)	6.77	(15.89)	7	0.99		1.34		5.71		50
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	(0.33)	(0.39)	8.48	(3.20)	186	0.99		1.31		5.54		69
Year ended 10/31/13	9.87	0.51	(0.79)	(0.28)	(0.32)	(0.11)	(0.43)	9.16	(3.01)	291	0.99		1.36		5.21		31
Class R6
Year ended 10/31/17	6.53	0.36	0.07	0.43	(0.26)	—	(0.26)	6.70	6.73	49,498	0.98	(d)	1.31	(d)	5.50	(d)	245
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	(0.28)	(0.28)	6.53	0.73	60,702	0.98		1.28		4.41		266
Year ended 10/31/15	8.48	0.43	(1.75)	(1.32)	—	(0.39)	(0.39)	6.77	(15.89)	37,373	0.99		1.33		5.71		50
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	(0.33)	(0.39)	8.48	(3.21)	39,617	0.99		1.30		5.54		69
Year ended 10/31/13	9.87	0.50	(0.78)	(0.28)	(0.32)	(0.11)	(0.43)	9.16	(3.01)	33,125	0.99		1.29		5.21		31

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,537, $77, $1,178, $267, $1,089, $7 and $54,826 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Note 13—Subsequent Event

On December 1, 2017, the Fund’s Board of Trustees approved the early conversion of the remaining assets in the Fund’s Class B shares into Class A shares to occur on or about January 26, 2018. At the close of business on or about January 26, 2018, (the “Conversion Date”) all outstanding Class B shares of the Fund will be converted to Class A shares of the Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Once the conversion is completed, Class B shares will be closed and become inactive. No contingent deferred sales charges will be payable in connection with this early conversion. The conversion of the Fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser.

31                         Invesco Emerging Markets Flexible Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Emerging Markets Flexible Bond Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Emerging Markets Flexible Bond Fund and its subsidiary (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

32                         Invesco Emerging Markets Flexible Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,029.40	$6.29	$1,019.00	$6.26	1.23%
B	1,000.00	1,027.10	10.12	1,015.22	10.06	1.98
C	1,000.00	1,025.60	10.11	1,015.22	10.06	1.98
R	1,000.00	1,028.20	7.57	1,017.74	7.53	1.48
Y	1,000.00	1,032.30	5.02	1,020.27	4.99	0.98
R5	1,000.00	1,032.30	5.04	1,020.25	5.01	0.98
R6	1,000.00	1,030.80	5.03	1,020.25	5.01	0.98

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

33                         Invesco Emerging Markets Flexible Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Emerging Markets Flexible Bond Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board noted that the Fund had changed its name, investment strategy and index on February 26, 2016. As a result, and since there was less than a calendar year of current performance, the Board did not consider past performance of the fund to be relevant. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was at the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed

34                         Invesco Emerging Markets Flexible Bond Fund

the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board also noted how the Fund’s rate compared to the effective advisory fee of six off-shore funds advised by Invesco Advisers and its affiliates.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the eservices provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

35                         Invesco Emerging Markets Flexible Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0.36%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.01%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

36                         Invesco Emerging Markets Flexible Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Emerging Markets Flexible Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Emerging Markets Flexible Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Emerging Markets Flexible Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Emerging Markets Flexible Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website,sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	EMFB-AR-1	12212017	1230

Annual Report to Shareholders October 31, 2017

Invesco Emerging Markets Equity Fund

Nasdaq:
A: IEMAX ▪ C: IEMCX ▪ R: IEMRX ▪ Y: IEMYX ▪ R5: IEMIX ▪ R6: EMEFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor's Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Contracts
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

     American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European

Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Emerging Markets Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Emerging Markets Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Emerging Markets Equity Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific benchmark, the MSCI Emerging Markets Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	30.57%
Class C Shares	29.56
Class R Shares	30.27
Class Y Shares	30.94
Class R5 Shares	30.94
Class R6 Shares	30.80
MSCI EAFE Index▼ (Broad Market Index)	23.44
MSCI Emerging Markets Index▼ (Style-Specific Index)	26.45
Lipper Emerging Market Funds Index∎ (Peer Group Index)	24.58
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The reporting period began with major US stock market indexes posting gains and most hitting record highs following the US presidential election. Investors believed that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when it appeared that enacting significant regulatory and tax reform might be more difficult than previously anticipated.

    Outside the US, Brexit (the UK’s plan to leave the European Union) remained a source of political and economic uncertainty, while improved economic data and confidence surveys raised the prospect of less accommodative monetary policy in continental Europe. In Asia, increased exports helped Japan’s economy, while China’s economy continued to stabilize. Most emerging markets performed well during the reporting period. In addition to

Portfolio Composition
By sector	% of total net assets

Financials	28.3%
Information Technology	28.1
Consumer Discretionary	22.7
Consumer Staples	8.6
Industrials	6.8
Energy	1.2
Telecommunication Services	1.1
Materials	0.8
Money Market Funds Plus Other Assets Less Liabilities	2.4

an improving global economic outlook, other positive tailwinds for international markets included continued weakness in the US dollar and reduced expectations for a major shift in US trade policy.

    Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed US stocks in the first three quarters of 2017. International stocks had trailed US stocks for four consecutive years and in six of the last seven years. As the reporting period came to a close, both developed and emerging equity markets appeared somewhat fully valued despite material discounts to the US market. In addition, recent earnings growth and earnings revision trends improved for many non-US developed markets.

    The Fund stayed true to its process by emphasizing its quality orientation in stock selection. Our stock selection in the consumer discretionary, financials, health care and consumer staples sectors made the largest contributions to the Fund’s results versus its style-specific

Top 10 Equity Holdings*
% of total net assets

1. Tencent Holdings Ltd.	5.4%
2. Samsung Electronics Co., Ltd.	5.2
3. Taiwan Semiconductor Manufacturing Co. Ltd.	4.7
4. Naspers Ltd.-Class N	3.1
5. Baidu, Inc.-ADR	3.0
6. Sberbank of Russia PJSC-ADR	2.7
7. Bank of China Ltd.-Class H	2.4
8. Beauty Community PCL-NVDR	2.4
9. AIA Group Ltd.	2.3
10. HDFC Bank Ltd.	2.3

benchmark. Holdings in the information technology (IT) and materials sectors detracted from relative performance for the reporting period. In addition, the Fund’s lack of holdings in the real estate sector hampered relative performance, as did the Fund’s cash position.

    From a geographic perspective, stock selection in China, Hong Kong, India, Indonesia, Malaysia, Russia and Thailand contributed to the Fund’s performance relative to its style-specific benchmark. Conversely, stock selection in Brazil and Mexico detracted from relative performance.

    The largest contributor to Fund performance was Samsung Electronics. During the fiscal year, the company reported record operating profits in spite of tumult at the management level. Also advancing within the Asia Pacific region was Tencent Holdings, which benefited from strong earnings and profits from its mobile game segment. In addition, Taiwan Semiconductor Manufacturing contributed to Fund performance due to major mobile product launches and healthy demand for its products during the reporting period.

    Conversely, Gerdau, a Brazilian steel company, was the largest individual detractor from Fund performance for the reporting period. Gerdau’s stock was hurt by poor earnings and currency fluctuations. Also detracting from Fund performance was Brazilian power company Companhia Energetica de Minas Gerais (CEMIG). The stock performed poorly after a Brazilian court effectively blocked the company from continuing to operate a hydroelectric dam, one of several assets the company was seeking to sell to raise cash. We sold our positions in Gerdau and CEMIG during the reporting period.

    Relative to its style-specific benchmark, the Fund ended the reporting period with overweight positions in the consumer discretionary, consumer staples, financials, industrials and IT sectors,

Total Net Assets	$42.4 million

Total Number of Holdings*	55

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2017.

4 Invesco Emerging Markets Equity Fund

and underweight positions in the energy, health care, materials, telecommunication services and utilities sectors.

    Geographically, the Fund maintained overweight positions in Brazil, India, Indonesia, Peru, Russia and Thailand throughout the reporting period. Conversely, the Fund maintained underweight positions in Taiwan, South Korea and Malaysia.

    As always, we continue to focus on high quality companies with attractive valuations and strong future growth prospects.

    Thank you for your investment in Invesco Emerging Markets Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ingrid Baker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Emerging Markets Equity Fund.
She joined Invesco in 1999. Ms. Baker earned a BA in international politics from Oberlin College and an MBA from the IESE Business School in Barcelona, Spain.

Assisted by Invesco’s Global Core Equity Team

5 Invesco Emerging Markets Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 5/31/11

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Emerging Markets Equity Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	-1.42%
5 Years	3.43
1 Year	23.47

Class C Shares
Inception (5/31/11)	-1.30%
5 Years	3.81
1 Year	28.56

Class R Shares
Inception (5/31/11)	-0.82%
5 Years	4.34
1 Year	30.27

Class Y Shares
Inception (5/31/11)	-0.32%
5 Years	4.87
1 Year	30.94

Class R5 Shares
Inception (5/31/11)	-0.32%
5 Years	4.87
1 Year	30.94

Class R6 Shares
Inception	-0.39%
5 Years	4.82
1 Year	30.80

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.34%, 2.09%, 1.59%, 1.09%, 1.09% and 1.09%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	-2.11%
5 Years	2.15
1 Year	16.28

Class C Shares
Inception (5/31/11)	-1.95%
5 Years	2.54
1 Year	21.29

Class R Shares
Inception (5/31/11)	-1.49%
5 Years	3.03
1 Year	22.81

Class Y Shares
Inception (5/31/11)	-0.99%
5 Years	3.58
1 Year	23.40

Class R5 Shares
Inception (5/31/11)	-0.99%
5 Years	3.55
1 Year	23.40

Class R6 Shares
Inception	-1.06%
5 Years	3.53
1 Year	23.09

2.60%, 3.35%, 2.85%, 2.35%, 2.00% and 2.00%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.

7 Invesco Emerging Markets Equity Fund

Invesco Emerging Markets Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small-and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Emerging Markets Equity Fund

∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9 Invesco Emerging Markets Equity Fund

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–97.64%
Argentina–4.23%
Banco Macro S.A.–ADR	5,423	$682,864
Grupo Financiero Galicia S.A.–ADR	11,940	655,506
MercadoLibre Inc.	1,893	454,907
		1,793,277

Brazil–7.20%
Banco do Brasil S.A.	59,900	633,186
Grendene S.A.	86,400	723,676
Multiplus S.A.	43,100	501,448
Petróleo Brasileiro S.A.–Preference Shares(a)	99,800	512,530
Raia Drogasil S.A.	28,200	678,600
		3,049,440

China–27.22%
Agricultural Bank of China Ltd.–Class H	1,362,000	640,723
Baidu, Inc.–ADR(a)	5,133	1,252,144
Bank of China Ltd.–Class H	2,076,000	1,035,153
Hangzhou Robam Appliances Co. Ltd.–Class A	128,830	903,534
Nexteer Automotive Group Ltd.	348,000	680,709
PICC Property and Casualty Co. Ltd.– Class H	352,000	697,557
Ping An Insurance (Group) Co. of China Ltd.–Class H	99,000	869,267
Shenzhou International Group Holdings Ltd.	98,000	836,619
TAL Education Group–ADR	22,844	628,210
Tencent Holdings Ltd.	50,700	2,283,633
Wuliangye Yibin Co., Ltd.–Class A	65,000	652,645
Zhengzhou Yutong Bus Co., Ltd.–Class A	152,700	585,484
Zhuzhou CRRC Times Electric Co., Ltd.–Class H	79,700	466,366
		11,532,044

Hong Kong–4.10%
AIA Group Ltd.	129,200	972,138
Techtronic Industries Co. Ltd.	130,500	765,295
		1,737,433

India–10.18%
Asian Paints Ltd.	18,779	342,487
Britannia Industries Ltd.	5,433	389,303
Eicher Motors Ltd.	814	405,236
HDFC Bank Ltd.	34,507	964,988
Housing Development Finance Corp. Ltd.	28,938	763,099
InterGlobe Aviation Ltd.–REGS(b)	20,596	396,938
Maruti Suzuki India Ltd.	3,552	450,463
Tata Consultancy Services Ltd.	14,763	598,879
		4,311,393

Indonesia–3.00%
PT Bank Rakyat Indonesia (Persero) Tbk	689,600	794,674
PT Link Net Tbk	1,295,900	476,778
		1,271,452

Malaysia–1.34%
My E.G. Services Bhd	1,096,700	568,261

	Shares	Value
Mexico–2.48%
Banregio Grupo Financiero, S.A.B. de C.V.	99,500	$530,732
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	5,906	518,252
		1,048,984

Peru–1.77%
Credicorp Ltd.	3,584	750,633

Russia–4.09%
Sberbank of Russia PJSC–ADR	78,777	1,130,450
Yandex N.V.–Class A(a)	17,803	602,275
		1,732,725

South Africa–3.90%
Clicks Group Ltd.	31,945	359,650
Naspers Ltd.–Class N	5,239	1,294,570
		1,654,220

South Korea–11.67%
Hanssem Co., Ltd.	4,517	689,286
KEPCO Plant Service & Engineering Co., Ltd.	7,961	293,473
Koh Young Technology Inc.	9,375	642,662
LOEN Entertainment, Inc.	6,848	650,974
Ottogi Corp.	715	484,393
Samsung Electronics Co., Ltd.	886	2,181,062
		4,941,850

Taiwan–8.96%
Eclat Textile Co., Ltd.	41,800	499,582
King Slide Works Co., Ltd.	55,000	735,752
President Chain Store Corp.	61,000	549,946
Taiwan Semiconductor Manufacturing Co. Ltd.	249,000	2,010,984
		3,796,264

Thailand–5.97%
Beauty Community PCL–NVDR	1,869,600	1,007,158
Delta Electronics (Thailand) PCL	250,900	649,374
Kasikornbank PCL	126,700	871,101
		2,527,633

United States–1.53%
EPAM Systems, Inc.(a)	7,116	648,622
Total Common Stocks & Other Equity Interests (Cost $32,424,591)		41,364,231

Money Market Funds–2.11%
Invesco Government & Agency Portfolio– Institutional Class, 0.95%(c)	536,134	536,134
Invesco Treasury Portfolio–Institutional Class, 0.94%(c)	357,423	357,423
Total Money Market Funds (Cost $893,557)		893,557
TOTAL INVESTMENTS IN SECURITIES–99.75% (Cost $33,318,148)		42,257,788
OTHER ASSETS LESS LIABILITIES–0.25%		105,021
NET ASSETS–100.00%		$42,362,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Emerging Markets Equity Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2017 represented less than 1% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Emerging Markets Equity Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $32,424,591)	$41,364,231
Investments in affiliated money market funds, at value and cost	893,557
Foreign currencies, at value (Cost $52,742)	52,152
Receivable for:
Fund shares sold	211,894
Dividends	6,247
Investment for trustee deferred compensation and retirement plans	20,169
Other assets	37,828
Total assets	42,586,078

Liabilities:
Payable for:
Fund shares reacquired	9,192
Accrued foreign taxes	99,045
Accrued fees to affiliates	34,017
Accrued trustees’ and officers’ fees and benefits	1,887
Accrued other operating expenses	58,146
Trustee deferred compensation and retirement plans	20,982
Total liabilities	223,269
Net assets applicable to shares outstanding	$42,362,809

Net assets consist of:
Shares of beneficial interest	$37,496,315
Undistributed net investment income	25,456
Undistributed net realized gain (loss)	(4,097,948)
Net unrealized appreciation	8,938,986
$42,362,809

Net Assets:
Class A	$24,297,254
Class C	$6,792,605
Class R	$2,189,640
Class Y	$7,111,290
Class R5	$1,960,001
Class R6	$12,019

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,613,077
Class C	751,806
Class R	237,815
Class Y	762,262
Class R5	210,073
Class R6	1,290
Class A:
Net asset value per share	$9.30
Maximum offering price per share
(Net asset value of $9.30 ÷ 94.50%)	$9.84
Class C:
Net asset value and offering price per share	$9.04
Class R:
Net asset value and offering price per share	$9.21
Class Y:
Net asset value and offering price per share	$9.33
Class R5:
Net asset value and offering price per share	$9.33
Class R6:
Net asset value and offering price per share	$9.32

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Emerging Markets Equity Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $57,520)	$517,771
Dividends from affiliated money market funds	5,183
Total investment income	522,954

Expenses:
Advisory fees	294,823
Administrative services fees	50,000
Custodian fees	55,853
Distribution fees:
Class A	38,140
Class C	42,888
Class R	8,338
Transfer agent fees — A, C, R and Y	77,516
Transfer agent fees — R5	30
Transfer agent fees — R6	59
Trustees’ and officers’ fees and benefits	20,536
Registration and filing fees	74,991
Reports to shareholders	29,123
Professional services fees	64,633
Other	12,736
Total expenses	769,666
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(331,101)
Net expenses	438,565
Net investment income	84,389

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $30,752)	1,772,349
Foreign currencies	(4,456)
1,767,893
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $47,137)	6,895,874
Foreign currencies	(447)
6,895,427
Net realized and unrealized gain	8,663,320
Net increase in net assets resulting from operations	$8,747,709

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Emerging Markets Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$84,389	$94,910
Net realized gain (loss)	1,767,893	(225,176)
Change in net unrealized appreciation	6,895,427	2,616,702
Net increase in net assets resulting from operations	8,747,709	2,486,436

Distributions to shareholders from net investment income:
Class A	(11,076)	—
Class Y	(17,401)	—
Class R5	(4,962)	—
Class R6	(22,501)	—
Total distributions from net investment income	(55,940)	—

Share transactions–net:
Class A	8,005,020	308,968
Class C	2,423,355	325,234
Class R	449,330	(42,617)
Class Y	758,252	886,210
Class R5	4,962	477,784
Class R6	(7,195,831)	(1,154,945)
Net increase in net assets resulting from share transactions	4,445,088	800,634
Net increase in net assets	13,136,857	3,287,070

Net assets:
Beginning of year	29,225,952	25,938,882
End of year (includes undistributed net investment income of $25,456 and $32,215, respectively)	$42,362,809	$29,225,952

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Emerging Markets Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

14                         Invesco Emerging Markets Equity Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

15                         Invesco Emerging Markets Equity Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16                         Invesco Emerging Markets Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to January 1, 2017, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.54%, 2.29%, 1.79%, 1.29%, 1.29% and 1.29%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $253,496 and reimbursed class level expenses of $43,584, $12,252, $4,764, $15,622, $30 and $59 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $14,584 in front-end sales commissions from the sale of Class A shares and $2,518 and $227 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Emerging Markets Equity Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were transfers from Level 1 to Level 2 of $5,779,017 and from Level 2 to Level 1 of $4,162,259, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Argentina	$1,793,277	$—	$—	$1,793,277
Brazil	3,049,440	—	—	3,049,440
China	8,344,877	3,187,167	—	11,532,044
Hong Kong	1,737,433	—	—	1,737,433
India	2,747,526	1,563,867	—	4,311,393
Indonesia	476,778	794,674	—	1,271,452
Malaysia	—	568,261	—	568,261
Mexico	1,048,984	—	—	1,048,984
Peru	750,633	—	—	750,633
Russia	1,732,725	—	—	1,732,725
South Africa	—	1,654,220	—	1,654,220
South Korea	2,071,502	2,870,348	—	4,941,850
Taiwan	1,235,334	2,560,930	—	3,796,264
Thailand	1,656,532	871,101	—	2,527,633
United States	648,622	—	—	648,622
Money Market Funds	893,557	—	—	893,557
Total Investments	$28,187,220	$14,070,568	$—	$42,257,788

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,294.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

18                         Invesco Emerging Markets Equity Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$55,940	$—

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$44,186
Net unrealized appreciation — investments	8,872,074
Net unrealized appreciation (depreciation) — foreign currencies	(654)
Temporary book/tax differences	(18,731)
Capital loss carryforward	(4,030,381)
Shares of beneficial interest	37,496,315
Total net assets	$42,362,809

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$4,030,381	$—	$4,030,381

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $21,228,108 and $17,414,416, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$9,711,413
Aggregate unrealized (depreciation) of investments	(839,339)
Net unrealized appreciation of investments	$8,872,074

Cost of investments for tax purposes is $33,385,714.

19                         Invesco Emerging Markets Equity Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign capital gain taxes, on October 31, 2017, undistributed net investment income was decreased by $35,208 and undistributed net realized gain was increased by $35,208. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	1,833,147	$14,913,268	568,397	$3,728,060
Class C	439,256	3,483,436	213,062	1,353,474
Class R	110,874	878,616	52,852	338,812
Class Y	709,532	5,538,744	176,392	1,205,752
Class R5	—	—	76,169	491,379
Class R6	51,683	344,289	98,907	603,936

Issued as reinvestment of dividends:
Class A	1,567	10,624	—	—
Class Y	2,442	16,585	—	—
Class R5	723	4,962	—	—
Class R6	3,309	22,501	—	—

Reacquired:
Class A	(885,522)	(6,918,872)	(516,029)	(3,419,092)
Class C	(139,344)	(1,060,081)	(161,069)	(1,028,240)
Class R	(51,809)	(429,286)	(56,971)	(381,429)
Class Y	(629,373)	(4,797,077)	(49,137)	(319,542)
Class R5	—	—	(2,300)	(13,595)
Class R6(b)	(976,786)	(7,562,621)	(272,981)	(1,758,881)
Net increase in share activity	469,699	$4,445,088	127,292	$800,634

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 7% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On May 1, 2017, 850,367 Class R6 shares valued at $6,658,374 were redeemed by affiliated mutual funds.

20                         Invesco Emerging Markets Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$7.13	$0.03	$2.15	$2.18	$(0.01)	$9.30	30.57%	$24,297	1.36	%(d)	2.45	%(d)	0.30	%(d)	57%
Year ended 10/31/16	6.53	0.02	0.58	0.60	—	7.13	9.19	11,855	1.66		2.59		0.33		47
Year ended 10/31/15	7.58	0.02	(1.04)	(1.02)	(0.03)	6.53	(13.45)	10,516	1.85		2.58		0.23		97
Year ended 10/31/14	7.61	0.06	(0.03)	0.03	(0.06)	7.58	0.44	10,654	1.85		2.57		0.74		94
Year ended 10/31/13	7.61	0.05	0.03	0.08	(0.08)	7.61	1.06	15,284	1.85		2.75		0.68		41
Class C
Year ended 10/31/17	6.97	(0.03)	2.10	2.07	—	9.04	29.70	6,793	2.11	(d)	3.20	(d)	(0.45	)(d)	57
Year ended 10/31/16	6.43	(0.03)	0.57	0.54	—	6.97	8.40	3,149	2.41		3.34		(0.42)		47
Year ended 10/31/15	7.49	(0.04)	(1.02)	(1.06)	—	6.43	(14.15)	2,572	2.60		3.33		(0.52)		97
Year ended 10/31/14	7.55	(0.00)	(0.03)	(0.03)	(0.03)	7.49	(0.40)	2,825	2.60		3.32		(0.01)		94
Year ended 10/31/13	7.55	(0.01)	0.04	0.03	(0.03)	7.55	0.40	2,191	2.60		3.50		(0.07)		41
Class R
Year ended 10/31/17	7.07	0.00	2.14	2.14	—	9.21	30.27	2,190	1.61	(d)	2.70	(d)	0.05	(d)	57
Year ended 10/31/16	6.50	0.01	0.56	0.57	—	7.07	8.77	1,263	1.91		2.84		0.08		47
Year ended 10/31/15	7.55	(0.00)	(1.03)	(1.03)	(0.02)	6.50	(13.71)	1,188	2.10		2.83		(0.02)		97
Year ended 10/31/14	7.59	0.04	(0.03)	0.01	(0.05)	7.55	0.17	1,341	2.10		2.82		0.49		94
Year ended 10/31/13	7.58	0.03	0.04	0.07	(0.06)	7.59	0.97	739	2.10		3.00		0.43		41
Class Y
Year ended 10/31/17	7.15	0.04	2.16	2.20	(0.02)	9.33	30.94	7,111	1.11	(d)	2.20	(d)	0.55	(d)	57
Year ended 10/31/16	6.53	0.04	0.58	0.62	—	7.15	9.49	4,858	1.41		2.34		0.58		47
Year ended 10/31/15	7.59	0.03	(1.04)	(1.01)	(0.05)	6.53	(13.28)	3,607	1.60		2.33		0.48		97
Year ended 10/31/14	7.62	0.08	(0.04)	0.04	(0.07)	7.59	0.60	3,295	1.60		2.32		0.99		94
Year ended 10/31/13	7.61	0.07	0.04	0.11	(0.10)	7.62	1.42	442	1.60		2.50		0.93		41
Class R5
Year ended 10/31/17	7.15	0.04	2.16	2.20	(0.02)	9.33	30.94	1,960	1.10	(d)	1.91	(d)	0.56	(d)	57
Year ended 10/31/16	6.53	0.04	0.58	0.62	—	7.15	9.49	1,497	1.41		1.99		0.58		47
Year ended 10/31/15	7.60	0.03	(1.05)	(1.02)	(0.05)	6.53	(13.40)	885	1.60		1.98		0.48		97
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	7.60	0.74	896	1.60		2.02		0.99		94
Year ended 10/31/13	7.61	0.07	0.04	0.11	(0.10)	7.62	1.42	366	1.60		2.26		0.93		41
Class R6
Year ended 10/31/17	7.15	0.04	2.15	2.19	(0.02)	9.32	30.80	12	1.10	(d)	1.91	(d)	0.56	(d)	57
Year ended 10/31/16	6.54	0.04	0.57	0.61	—	7.15	9.33	6,604	1.41		1.99		0.58		47
Year ended 10/31/15	7.60	0.03	(1.04)	(1.01)	(0.05)	6.54	(13.26)	7,171	1.60		1.98		0.48		97
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	7.60	0.73	8,116	1.60		2.00		0.99		94
Year ended 10/31/13	7.62	0.07	0.03	0.10	(0.10)	7.62	1.28	8,619	1.60		2.21		0.93		41

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $15,256, $4,289, $1,668, $5,468, $1,645 and $3,206 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

21                         Invesco Emerging Markets Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Emerging Markets Equity Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

22                         Invesco Emerging Markets Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,190.80	$7.34	$1,018.50	$6.77	1.33%
C	1,000.00	1,185.00	11.46	1,014.72	10.56	2.08
R	1,000.00	1,189.90	8.72	1,017.24	8.03	1.58
Y	1,000.00	1,191.60	5.97	1,019.76	5.50	1.08
R5	1,000.00	1,191.60	5.97	1,019.76	5.50	1.08
R6	1,000.00	1,190.30	5.96	1,019.76	5.50	1.08

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Emerging Markets Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Emerging Markets Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Markets Funds Index. The Board noted that the Fund’s performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the third quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

24                         Invesco Emerging Markets Equity Fund

Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one mutual fund and the same as the rate of one mutual fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one fund sub-advised by Invesco Advisers. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                         Invesco Emerging Markets Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	25.53%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Emerging Markets Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Emerging Markets Equity Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	EME-AR-1 12192017 1444

Annual Report to Shareholders October 31, 2017

Invesco Endeavor Fund

Nasdaq:
A: ATDAX ▪ B: ATDBX ▪ C: ATDCX ▪ R: ATDRX ▪ Y: ATDYX ▪ R5: ATDIX ▪ R6: ATDFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
10 Financial Statements
12 Notes to Financial Statements
19 Financial Highlights
20 Auditor's Report
21 Fund Expenses
22 Approval of Investment Advisory and Sub-Advisory Contracts
24 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the

European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Endeavor Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Endeavor Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Endeavor Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific benchmark, the Russell Midcap Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	27.44%
Class B Shares	26.54
Class C Shares	26.52
Class R Shares	27.16
Class Y Shares	27.77
Class R5 Shares	27.92
Class R6 Shares	28.04
S&P 500 Index▼ (Broad Market Index)	23.63
Russell Midcap Index▼ (Style-Specific Index)	21.09
Lipper Mid-Cap Core Funds Index∎ (Peer Group Index)	20.93
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

Despite highly destructive hurricanes that threatened to derail a years-long recovery, the US economy continued to expand throughout the fiscal year ended October 31, 2017. Gross domestic product (GDP) – the value of all goods and services produced in the US – grew by 1.8% in the fourth quarter of 2016, by 1.2% in the first quarter and by 3.1% in the second quarter of 2017.1 Inflation remained subdued even as the labor market continued to strengthen. Unemployment continued its multiyear decline, hitting just 4.2% in September – a 16-year low.2

    Given signs of an improving economy, the US Federal Reserve (the Fed) raised interest rates three times during the reporting period, most recently in June 2017.3 The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.00% to 1.25% – up 75 basis points for the reporting period.3 (A basis point is 0.01%.)

    Despite the Fed’s actions, major US stock market indexes repeatedly hit all-time highs throughout the reporting period. The stock market rally began immediately following the outcome of the US presidential election in November 2016, based on investors’ hopes for reduced regulation, lowered corporate and personal tax rates and increased infrastructure spending. The stock market rally continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence – even as the prospect for health care and tax reform faded somewhat.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on an estimate of its future free cash flows.

    Our investment approach focuses on individual businesses rather than market sectors. Therefore, the Fund shares little in common with sector weightings of various market indexes. However, if we were to broadly categorize businesses with which we had the most success during the fiscal year, select holdings in the financials and industrials sectors were among the largest absolute contributors to the Fund’s performance. Conversely, select holdings in the energy sector were among the largest absolute detractors from the Fund’s performance.

    Relative to the Fund’s style-specific benchmark, security selection in and overweight exposure to the financials and industrials sectors contributed to the Fund’s relative performance. Additionally, security selection in and underweight exposure to the consumer discretionary sector, as well as not owning any consumer staples stocks, helped the Fund’s relative performance. Conversely, the Fund’s cash holdings detracted from its relative performance. Additionally, security selection in and underweight exposure to the information technology sector, as well as security selection in the energy sector, hurt the Fund’s relative performance.

    Encore Capital Group, a financial company that buys consumer receivables from major banks and credit unions and works to collect as much of the outstanding debt as possible, was the top

Portfolio Composition
By sector	% of total net assets

Industrials	23.2%
Financials	17.3
Information Technology	10.9
Health Care	10.6
Consumer Discretionary	8.7
Real Estate	5.4
Energy	4.7
Money Market Funds Plus Other Assets Less Liabilities	19.2

Top 10 Equity Holdings*
% of total net assets

1. Brookfield Property Partners L.P.	5.5%
2. Echo Global Logistics, Inc.	4.3
3. Encore Capital Group, Inc.	4.1
4. Cognizant Technology Solutions Corp.-Class A	4.0
5. UnitedHealth Group Inc.	3.8
6. Oaktree Capital Group LLC	3.6
7. McKesson Corp.	3.5
8. Zimmer Biomet Holdings, Inc.	3.4
9. Spirit Airlines Inc.	3.2
10. Affiliated Managers Group, Inc.	3.1

Total Net Assets	$240.5 million

Total Number of Holdings*	30

The Fund’s holdings are subject to change, and

there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2017.

4 Invesco Endeavor Fund

contributor to the Fund’s performance, given solid earnings and improved outlook for the market environment.

    Also among the Fund’s top contributors was Ryanair Holdings, a European airline. The company benefited from continued execution of its low-cost strategy and improving conditions in the European passenger airline market.

    Given volatility in commodity prices and negative sentiment about the asset class, the energy sector was the largest absolute detractor from the Fund’s performance during the reporting period. Sector holdings Cenovus Energy and Newalta detracted from the Fund’s performance.

    In addition, Plantronics, a designer and manufacturer of communication headsets, was among the top detractors after reporting poor revenue and earnings during the reporting period.

    During the fiscal year, we made new investments in Spirit Airlines, an ultra-low-cost US airline operator, and Autozone, a leading retailer and distributor of auto replacement parts and accessories. We sold CDW, a global multi-brand technology solutions provider, primarily based on valuation.

    The Fund’s cash position was a result of our disciplined approach which compels us to trim and sell holdings when their stock prices reach or exceed our estimation of intrinsic value, as well as only buy new businesses when we can purchase shares at a meaningful discount to our estimation of intrinsic value. We believe any portfolio cash provides us with the opportunity to invest in attractive investment opportunities as they present themselves.

    In a market often driven by short-term factors, we continued to focus on finding quality businesses we believed were trading at attractive values relative to their long-term prospects. While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses – and we will continually strive to upgrade the quality of the Fund’s portfolio.

    As always, we thank you for your investment in Invesco Endeavor Fund and for sharing our long-term investment perspective.

1 Source: Bureau of Economic Analysis

2 Sources: Bureau of Labor Statistics,

   Bloomberg

3 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Uptigrove Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco
Endeavor Fund. He joined Invesco in 2005. Mr. Uptigrove earned a BA from the University of Western Ontario and an MBA from the Richard Ivey School of Business.

Clayton Zacharias Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Endeavor Fund.
He joined Invesco in 2002. Mr. Zacharias earned a BBA from Simon Fraser University.

5 Invesco Endeavor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/07

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Endeavor Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	9.43%
10 Years	7.17
5 Years	10.63
1 Year	20.43

Class B Shares
Inception (11/4/03)	9.41%
10 Years	7.13
5 Years	10.80
1 Year	21.54

Class C Shares
Inception (11/4/03)	9.07%
10 Years	6.98
5 Years	11.06
1 Year	25.52

Class R Shares
Inception (4/30/04)	9.29%
10 Years	7.52
5 Years	11.61
1 Year	27.16

Class Y Shares
10 Years	8.03%
5 Years	12.17
1 Year	27.77

Class R5 Shares
Inception (4/30/04)	10.06%
10 Years	8.28
5 Years	12.30
1 Year	27.92

Class R6 Shares
10 Years	8.03%
5 Years	12.41
1 Year	28.04

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	9.26%
10 Years	6.87
5 Years	10.05
1 Year	16.08

Class B Shares
Inception (11/4/03)	9.25%
10 Years	6.83
5 Years	10.23
1 Year	16.96

Class C Shares
Inception (11/4/03)	8.91%
10 Years	6.68
5 Years	10.50
1 Year	20.95

Class R Shares
Inception (4/30/04)	9.13%
10 Years	7.22
5 Years	11.04
1 Year	22.59

Class Y Shares
10 Years	7.72%
5 Years	11.60
1 Year	23.16

Class R5 Shares
Inception (4/30/04)	9.90%
10 Years	7.98
5 Years	11.74
1 Year	23.37

Class R6 Shares
10 Years	7.73%
5 Years	11.84
1 Year	23.45

principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.36%, 2.11%, 2.11%, 1.61%, 1.11%, 0.96% and 0.87%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.38%, 2.13%, 2.13%, 1.63%, 1.13%, 0.98% and 0.89%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7 Invesco Endeavor Fund

Invesco Endeavor Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Endeavor Fund

Schedule of Investments(a)

October 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–80.80%
Agricultural & Farm Machinery–2.48%
Deere & Co.	44,890	$5,964,983

Air Freight & Logistics–4.32%
Echo Global Logistics, Inc.(b)	431,609	10,380,196

Airlines–6.00%
Ryanair Holdings PLC–ADR (Ireland)(b)	60,058	6,733,103
Spirit Airlines Inc.(b)	207,235	7,686,346
		14,419,449

Apparel Retail–2.82%
Ross Stores, Inc.	106,988	6,792,668

Asset Management & Custody Banks–6.75%
Affiliated Managers Group, Inc.	40,220	7,501,030
Oaktree Capital Group LLC	190,733	8,735,571
		16,236,601

Automotive Retail–4.43%
AutoZone, Inc.(b)	9,082	5,353,839
CarMax, Inc.(b)	70,428	5,289,143
		10,642,982

Communications Equipment–2.10%
Plantronics, Inc.	111,550	5,059,908

Construction & Engineering–2.15%
Orion Group Holdings, Inc.(b)	719,419	5,179,817

Consumer Finance–4.13%
Encore Capital Group, Inc.(b)	214,068	9,943,459

Data Processing & Outsourced Services–2.26%
Alliance Data Systems Corp.	24,247	5,424,781

Diversified Banks–2.53%
Bank of America Corp.	222,226	6,086,770

Education Services–1.44%
Capella Education Co.	42,377	3,451,607

Environmental & Facilities Services–1.90%
Stericycle, Inc.(b)	64,525	4,571,596

Health Care Distributors–3.47%
McKesson Corp.	60,513	8,343,532

Health Care Equipment–3.38%
Zimmer Biomet Holdings, Inc.	66,803	8,124,581

	Shares	Value
Integrated Oil & Gas–1.75%
Cenovus Energy Inc. (Canada)	433,667	$4,208,597

IT Consulting & Other Services–4.01%
Cognizant Technology Solutions Corp.– Class A	127,596	9,655,189

Life & Health Insurance–2.07%
Unum Group	95,729	4,981,737

Managed Health Care–3.75%
UnitedHealth Group Inc.	42,947	9,028,318

Multi-Line Insurance–1.78%
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	146,205	4,285,957

Oil & Gas Equipment & Services–0.32%
Newalta Corp. (Canada)(b)	1,135,958	766,052

Oil & Gas Exploration & Production–2.59%
Devon Energy Corp.	169,120	6,240,528

Real Estate Operating Companies–5.46%
Brookfield Property Partners L.P.	563,009	13,123,740

Research & Consulting Services–2.42%
FTI Consulting, Inc.(b)	136,018	5,814,770

Systems Software–2.53%
Check Point Software Technologies Ltd. (Israel)(b)	51,600	6,073,836

Trading Companies & Distributors–3.96%
Grafton Group PLC (United Kingdom)(c)	304,859	3,330,917
Titan Machinery, Inc.(b)	416,227	6,197,620
		9,528,537
Total Common Stocks & Other Equity Interests (Cost $147,715,050)		194,330,191

Money Market Funds–19.05%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(d)	27,496,514	27,496,514
Invesco Treasury Portfolio–Institutional Class, 0.94%(d)	18,331,010	18,331,010
Total Money Market Funds (Cost $45,827,524)		45,827,524
TOTAL INVESTMENTS IN SECURITIES–99.85% (Cost $193,542,574)		240,157,715
OTHER ASSETS LESS LIABILITIES–0.15%		369,217
NET ASSETS–100.00%		$240,526,932

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Endeavor Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $147,715,050)	$194,330,191
Investments in affiliated money market funds, at value and cost	45,827,524
Foreign currencies, at value (Cost $192)	193
Receivable for:
Fund shares sold	858,044
Dividends	122,418
Investment for trustee deferred compensation and retirement plans	70,848
Other assets	55,944
Total assets	241,265,162

Liabilities:
Payable for:
Fund shares reacquired	440,546
Accrued fees to affiliates	163,502
Accrued trustees’ and officers’ fees and benefits	2,651
Accrued other operating expenses	51,760
Trustee deferred compensation and retirement plans	79,771
Total liabilities	738,230
Net assets applicable to shares outstanding	$240,526,932

Net assets consist of:
Shares of beneficial interest	$188,757,672
Undistributed net investment income (loss)	(146,239)
Undistributed net realized gain	5,298,852
Net unrealized appreciation	46,616,647
$240,526,932

Net Assets:
Class A	$132,670,358
Class B	$628,752
Class C	$31,548,316
Class R	$14,449,164
Class Y	$37,034,117
Class R5	$22,158,127
Class R6	$2,038,098

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	6,697,299
Class B	36,537
Class C	1,831,733
Class R	758,886
Class Y	1,815,560
Class R5	1,054,961
Class R6	96,552
Class A:
Net asset value per share	$19.81
Maximum offering price per share
(Net asset value of $19.81 ÷ 94.50%)	$20.96
Class B:
Net asset value and offering price per share	$17.21
Class C:
Net asset value and offering price per share	$17.22
Class R:
Net asset value and offering price per share	$19.04
Class Y:
Net asset value and offering price per share	$20.40
Class R5:
Net asset value and offering price per share	$21.00
Class R6:
Net asset value and offering price per share	$21.11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Endeavor Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $42,440)	$2,846,334
Dividends from affiliated money market funds	292,667
Total investment income	3,139,001

Expenses:
Advisory fees	1,930,259
Administrative services fees	89,635
Custodian fees	14,686
Distribution fees:
Class A	318,221
Class B	9,372
Class C	342,718
Class R	83,926
Transfer agent fees — A, B, C, R and Y	469,545
Transfer agent fees — R5	20,712
Transfer agent fees — R6	2,846
Trustees’ and officers’ fees and benefits	24,771
Registration and filing fees	97,330
Reports to shareholders	82,413
Professional services fees	55,994
Other	13,844
Total expenses	3,556,272
Less: Fees waived and expense offset arrangement(s)	(55,564)
Net expenses	3,500,708
Net investment income (loss)	(361,707)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	26,052,972
Foreign currencies	(12,708)
26,040,264
Change in net unrealized appreciation of:
Investment securities	37,826,744
Foreign currencies	18,933
37,845,677
Net realized and unrealized gain	63,885,941
Net increase in net assets resulting from operations	$63,524,234

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Endeavor Fund

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(361,707)	$(222,686)
Net realized gain	26,040,264	7,951,256
Change in net unrealized appreciation (depreciation)	37,845,677	(9,947,929)
Net increase (decrease) in net assets resulting from operations	63,524,234	(2,219,359)

Distributions to shareholders from net realized gains:
Class A	(12,424,004)	(16,953,146)
Class B	(112,920)	(267,843)
Class C	(3,915,415)	(5,458,567)
Class R	(1,786,325)	(3,009,806)
Class Y	(2,904,478)	(4,208,147)
Class R5	(2,170,163)	(3,853,359)
Class R6	(4,593,195)	(10,628,285)
Total distributions from net realized gains	(27,906,500)	(44,379,153)

Share transactions–net:
Class A	(1,049,715)	(16,330,124)
Class B	(628,934)	(752,329)
Class C	(3,264,441)	(6,649,697)
Class R	(5,371,596)	(4,522,551)
Class Y	13,558,855	(15,501,361)
Class R5	(2,388,568)	(9,049,506)
Class R6	(52,762,339)	(26,818,592)
Net increase (decrease) in net assets resulting from share transactions	(51,906,738)	(79,624,160)
Net increase (decrease) in net assets	(16,289,004)	(126,222,672)

Net assets:
Beginning of year	256,815,936	383,038,608
End of year (includes undistributed net investment income (loss) of $(146,239) and $(173,954), respectively)	$240,526,932	$256,815,936

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Endeavor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

12                         Invesco Endeavor Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

13                         Invesco Endeavor Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the

14                         Invesco Endeavor Fund

Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $50,717.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $30,929 in front-end sales commissions from the sale of Class A shares and $875 and $2,357 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

15                         Invesco Endeavor Fund

For the year ended October 31, 2017, the Fund incurred $104 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2017, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were no material transfers between valuation levels.

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the year ended October 31, 2017.

	Value 10/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 10/31/17	Dividend Income
Orion Group Holdings, Inc.(a)	$13,290,170	$—	$(8,920,928)	$(1,056,775)	$1,867,350	$5,179,817	$—

(a)	As of October 31, 2017, this security is no longer considered as an affiliate of the Fund.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,847.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco Endeavor Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$2,901,936	$8,302,567
Long-term capital gain	25,004,564	36,076,586
Total distributions	$27,906,500	$44,379,153

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$1,137,222
Undistributed long-term gain	5,558,435
Net unrealized appreciation — investments	45,145,349
Net unrealized appreciation — foreign currencies	1,506
Temporary book/tax differences	(73,252)
Shares of beneficial interest	188,757,672
Total net assets	$240,526,932

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and partnership income adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $39,682,936 and $128,528,160, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$63,206,811
Aggregate unrealized (depreciation) of investments	(18,061,462)
Net unrealized appreciation of investments	$45,145,349

Cost of investments for tax purposes is $195,012,366.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2017, undistributed net investment income (loss) was increased by $389,422 and undistributed net realized gain was decreased by $389,422. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Endeavor Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	1,807,365	$34,503,121	860,186	$14,340,623
Class B	6,048	102,352	2,418	36,076
Class C	530,870	8,932,756	178,482	2,641,468
Class R	245,467	4,520,273	207,312	3,306,725
Class Y	1,335,758	26,384,134	343,957	5,943,184
Class R5	182,739	3,694,560	202,044	3,521,471
Class R6	92,237	1,821,200	336,427	6,002,904

Issued as reinvestment of dividends:
Class A	646,548	12,001,370	1,016,193	16,015,191
Class B	6,665	108,737	18,509	260,602
Class C	230,746	3,755,445	365,900	5,155,537
Class R	99,570	1,782,309	196,832	3,007,596
Class Y	142,134	2,700,939	197,663	3,184,354
Class R5	110,165	2,160,340	229,868	3,792,828
Class R6	233,120	4,593,195	642,192	10,628,285

Automatic conversion of Class B shares to Class A shares:
Class A	28,063	538,538	41,420	690,224
Class B	(32,635)	(538,538)	(46,444)	(690,224)

Reacquired:
Class A	(2,510,541)	(48,092,744)	(2,835,913)	(47,376,162)
Class B	(17,410)	(301,485)	(23,972)	(358,783)
Class C	(951,649)	(15,952,642)	(973,922)	(14,446,702)
Class R	(637,158)	(11,674,178)	(676,277)	(10,836,872)
Class Y	(794,777)	(15,526,218)	(1,464,934)	(24,628,899)
Class R5	(411,566)	(8,243,468)	(944,280)	(16,363,805)
Class R6(b)	(3,022,821)	(59,176,734)	(2,719,196)	(43,449,781)
Net increase (decrease) in share activity	(2,681,062)	$(51,906,738)	(4,845,535)	$(79,624,160)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	On May 5, 2017, 2,459,627 Class R6 shares valued at $47,864,341 and on February 18, 2016, 2,004,623 Class R6 shares valued at $30,931,333 were redeemed by affiliated mutual funds.

18                         Invesco Endeavor Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$17.19	$(0.03)	$4.57	$4.54	$—	$(1.92)	$(1.92)	$19.81	27.44%	$132,670	1.34	%(d)	1.36	%(d)	(0.13	)%(d)	19%
Year ended 10/31/16	19.30	(0.02)	0.21	0.19	—	(2.30)	(2.30)	17.19	2.08	115,588	1.34		1.36		(0.12)		28
Year ended 10/31/15	22.57	(0.01)	(1.25)	(1.26)	—	(2.01)	(2.01)	19.30	(5.80)	147,504	1.26		1.29		(0.04)		27
Year ended 10/31/14	21.18	(0.09)	2.35	2.26	(0.01)	(0.86)	(0.87)	22.57	11.13	192,326	1.26		1.29		(0.43)		27
Year ended 10/31/13	18.19	(0.00)	4.78	4.78	(0.06)	(1.73)	(1.79)	21.18	28.78	180,568	1.26		1.30		(0.02)		20
Class B
Year ended 10/31/17	15.25	(0.15)	4.03	3.88	—	(1.92)	(1.92)	17.21	26.54	629	2.09	(d)	2.11	(d)	(0.88	)(d)	19
Year ended 10/31/16	17.52	(0.13)	0.16	0.03	—	(2.30)	(2.30)	15.25	1.28	1,127	2.09		2.11		(0.87)		28
Year ended 10/31/15	20.82	(0.15)	(1.14)	(1.29)	—	(2.01)	(2.01)	17.52	(6.50)	2,161	2.01		2.04		(0.79)		27
Year ended 10/31/14	19.74	(0.24)	2.18	1.94	—	(0.86)	(0.86)	20.82	10.27	4,855	2.01		2.04		(1.18)		27
Year ended 10/31/13	17.16	(0.14)	4.49	4.35	(0.04)	(1.73)	(1.77)	19.74	27.89	5,921	2.01		2.05		(0.77)		20
Class C
Year ended 10/31/17	15.26	(0.15)	4.03	3.88	—	(1.92)	(1.92)	17.22	26.52	31,548	2.09	(d)	2.11	(d)	(0.88	)(d)	19
Year ended 10/31/16	17.53	(0.13)	0.16	0.03	—	(2.30)	(2.30)	15.26	1.27	30,857	2.09		2.11		(0.87)		28
Year ended 10/31/15	20.83	(0.15)	(1.14)	(1.29)	—	(2.01)	(2.01)	17.53	(6.49)	42,965	2.01		2.04		(0.79)		27
Year ended 10/31/14	19.75	(0.24)	2.18	1.94	—	(0.86)	(0.86)	20.83	10.27	53,542	2.01		2.04		(1.18)		27
Year ended 10/31/13	17.17	(0.14)	4.49	4.35	(0.04)	(1.73)	(1.77)	19.75	27.87	49,344	2.01		2.05		(0.77)		20
Class R
Year ended 10/31/17	16.62	(0.07)	4.41	4.34	—	(1.92)	(1.92)	19.04	27.16	14,449	1.59	(d)	1.61	(d)	(0.38	)(d)	19
Year ended 10/31/16	18.78	(0.06)	0.20	0.14	—	(2.30)	(2.30)	16.62	1.83	17,469	1.59		1.61		(0.37)		28
Year ended 10/31/15	22.08	(0.06)	(1.23)	(1.29)	—	(2.01)	(2.01)	18.78	(6.09)	24,855	1.51		1.54		(0.29)		27
Year ended 10/31/14	20.77	(0.14)	2.31	2.17	—	(0.86)	(0.86)	22.08	10.89	34,634	1.51		1.54		(0.68)		27
Year ended 10/31/13	17.91	(0.05)	4.69	4.64	(0.05)	(1.73)	(1.78)	20.77	28.43	34,556	1.51		1.55		(0.27)		20
Class Y
Year ended 10/31/17	17.61	0.02	4.69	4.71	—	(1.92)	(1.92)	20.40	27.77	37,034	1.09	(d)	1.11	(d)	0.12	(d)	19
Year ended 10/31/16	19.66	0.02	0.23	0.25	—	(2.30)	(2.30)	17.61	2.37	19,938	1.09		1.11		0.13		28
Year ended 10/31/15	22.91	0.04	(1.28)	(1.24)	—	(2.01)	(2.01)	19.66	(5.61)	40,425	1.01		1.04		0.21		27
Year ended 10/31/14	21.48	(0.04)	2.38	2.34	(0.05)	(0.86)	(0.91)	22.91	11.39	71,898	1.01		1.04		(0.18)		27
Year ended 10/31/13	18.38	0.05	4.84	4.89	(0.06)	(1.73)	(1.79)	21.48	29.15	92,483	1.01		1.05		0.23		20
Class R5
Year ended 10/31/17	18.06	0.05	4.81	4.86	—	(1.92)	(1.92)	21.00	27.92	22,158	0.96	(d)	0.98	(d)	0.25	(d)	19
Year ended 10/31/16	20.08	0.05	0.23	0.28	—	(2.30)	(2.30)	18.06	2.49	21,192	0.94		0.96		0.28		28
Year ended 10/31/15	23.32	0.07	(1.30)	(1.23)	—	(2.01)	(2.01)	20.08	(5.46)	33,854	0.89		0.92		0.33		27
Year ended 10/31/14	21.84	(0.02)	2.43	2.41	(0.07)	(0.86)	(0.93)	23.32	11.51	49,356	0.90		0.93		(0.07)		27
Year ended 10/31/13	18.65	0.07	4.92	4.99	(0.07)	(1.73)	(1.80)	21.84	29.24	31,593	0.91		0.95		0.33		20
Class R6
Year ended 10/31/17	18.13	0.07	4.83	4.90	—	(1.92)	(1.92)	21.11	28.04	2,038	0.88	(d)	0.90	(d)	0.33	(d)	19
Year ended 10/31/16	20.13	0.06	0.24	0.30	—	(2.30)	(2.30)	18.13	2.59	50,645	0.85		0.87		0.37		28
Year ended 10/31/15	23.35	0.09	(1.30)	(1.21)	—	(2.01)	(2.01)	20.13	(5.36)	91,275	0.80		0.83		0.42		27
Year ended 10/31/14	21.86	0.01	2.42	2.43	(0.08)	(0.86)	(0.94)	23.35	11.62	100,410	0.81		0.84		0.02		27
Year ended 10/31/13	18.65	0.08	4.93	5.01	(0.07)	(1.73)	(1.80)	21.86	29.37	90,291	0.82		0.86		0.42		20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $127,288, $937, $34,272, $16,785, $30,743, $23,160 and $26,097 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

NOTE 13—Subsequent Event

On December 1, 2017, the Fund’s Board of Trustees approved the early conversion of the remaining assets in the Fund’s Class B shares into Class A shares to occur on or about January 26, 2018. At the close of business on or about January 26, 2018, (the “Conversion Date”) all outstanding Class B shares of the Fund will be converted to Class A shares of the Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Once the conversion is completed, Class B shares will be closed and become inactive. No contingent deferred sales charges will be payable in connection with this early conversion. The conversion of the Fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser.

19                         Invesco Endeavor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Endeavor Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Endeavor Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

20                         Invesco Endeavor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,083.00	$7.09	$1,018.40	$6.87	1.35%
B	1,000.00	1,078.90	11.00	1,014.62	10.66	2.10
C	1,000.00	1,078.80	11.00	1,014.62	10.66	2.10
R	1,000.00	1,081.70	8.40	1,017.14	8.13	1.60
Y	1,000.00	1,084.40	5.78	1,019.66	5.60	1.10
R5	1,000.00	1,085.10	5.10	1,020.32	4.94	0.97
R6	1,000.00	1,085.80	4.68	1,020.72	4.53	0.89

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                         Invesco Endeavor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Endeavor Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Mid-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, fourth quintile for the three year period and fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset

22                         Invesco Endeavor Fund

level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23                         Invesco Endeavor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$25,004,564
Qualified Dividend Income*	64.02%
Corporate Dividends Received Deduction*	55.35%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$2,901,936

24                         Invesco Endeavor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Endeavor Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	END-AR-1	12112017	1201

Annual Report to Shareholders | October 31, 2017

Invesco Global Health Care Fund

Nasdaq:
A: GGHCX ▪ B: GTHBX ▪ C: GTHCX ▪ Y: GGHYX ▪ Investor: GTHIX ▪ R6: GGHSX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Schedule of Investments
12 Financial Statements
14 Notes to Financial Statements
21 Financial Highlights
22 Auditor's Report
23 Fund Expenses
24 Approval of Investment Advisory and Sub-Advisory Contracts
26 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European

Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Global Health Care Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Global Health Care Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Global Health Care Fund (the Fund), underperformed the MSCI World Health Care Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.73%
Class B Shares	16.87
Class C Shares	16.84
Class Y Shares	18.01
Investor Class Shares	17.72
Class R6 Shares*	17.94
MSCI World Index▼ (Broad Market Index)	22.77
MSCI World Health Care Index▼ (Style-Specific Index)	19.18
Lipper Global Health/Biotechnology Funds Index∎ (Peer Group Index)	17.49
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc. *Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

The reporting period began with major US stock market indexes posting gains and most hitting record highs following the US presidential election. Investors believed that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when it appeared that enacting significant regulatory and tax reform might be more difficult than previously anticipated.

    Outside the US, Brexit (the UK’s plan to leave the European Union) remained a source of political and economic uncertainty, while improved economic data and confidence surveys raised the prospect of less accommodative monetary policy in continental Europe. In Asia, increased exports helped Japan’s economy, while China’s economy continued to stabilize.

Most emerging markets performed well during the reporting period. In addition to an improving global economic outlook, other positive tailwinds for international markets included continued weakness in the US dollar and reduced expectations for a major shift in US trade policy.

    Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed US stocks in the first three quarters of 2017. International stocks had trailed US stocks for four consecutive years and in six of the last seven years. As the reporting period came to a close, both developed and emerging equity markets appeared somewhat fully valued despite material discounts to the US market. In addition, recent earnings growth and earnings revision trends improved for many non-US developed markets.

    In this environment, the MSCI World Index, the Fund’s broad market index,

gained 22.77% and health care stocks, as represented by the MSCI World Health Care Index, the Fund’s style-specific index, returned 19.18% for the reporting period.

    Underweight exposure to and stock selection in the pharmaceuticals industry was the largest contributor to the Fund’s relative return as the industry lagged the MSCI World Health Care Index, the style-specific benchmark for the reporting period. However, the industry included a number of the Fund’s largest individual detractors, including Endo International, and Teva Pharmaceuticals. Pricing pressures and increased competition within the generic drug market negatively affected shares of both companies during the reporting period.

    The Fund’s overweight exposure to the managed health care industry also contributed to relative returns. Two of the Fund’s largest individual contributors for the reporting period were managed health care companies Aetna and UnitedHealth Group. Aetna’s shares rose sharply late in the reporting period following an announcement that CVS Health (not a Fund holding) was in talks to buy the insurer for more than $66 billion. No deal had been reached by the end of the reporting period.

    The Fund’s underweight exposure to the health care services and health care distributors industries, and its overweight exposure to the life science tools and services industry, aided performance. The Fund’s outperformance in the life science tools and services industry was primarily due to Thermo Fisher Scientific, a company that markets scientific instruments and lab equipment. During the reporting period, the company reported strong earnings and gave a favorable outlook for underlying business trends.

    Security selection in the biotechnology industry was the primary driver of the Fund’s underperformance during the

Portfolio Composition
By sector	% of total net assets

Health Care	96.4%
Consumer Staples	0.6
Money Market Funds Plus Other Assets Less Liabilities	3.0

Top 10 Equity Holdings*
% of total net assets

1. Celgene Corp.	4.7%
2. Thermo Fisher Scientific, Inc.	4.3
3. Novartis AG-ADR	4.0
4. Aetna Inc.	3.8
5. Bristol-Myers Squibb Co.	3.4
6. UnitedHealth Group Inc.	3.1
7. Alexion Pharmaceuticals, Inc.	3.1
8. Eli Lilly and Co.	3.0
9. Biogen Inc.	2.9
10. BioMarin Pharmaceutical Inc.	2.7

Total Net Assets	$1.4 billion

Total Number of Holdings*	66

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2017.

4 Invesco Global Health Care Fund

reporting period; however, the industry also held a number of the Fund’s largest individual contributors and detractors. The Fund’s top contributor for the reporting period was Vertex Pharmaceuticals, a company focused on developing and commercializing therapies for the treatment of cystic fibrosis. Shares of the company increased sharply in March due to positive results from a late-stage clinical trial for the company’s combination drug therapy for cystic fibrosis.

    Shire, a UK-based biotechnology firm, was a significant detractor from Fund performance for the reporting period. Shares of Shire suffered due to investor concerns about increased competition within the company’s hematology franchise.

    The Fund’s underweight exposure to the health care equipment industry and its overweight exposure to the health care facilities industry also detracted from relative returns. The Fund’s cash position, while less than 3% on average, also detracted in a strong equity market environment.

    During the reporting period, we trimmed our exposure to a number of pharmaceutical holdings, and increased our exposure to managed care, health care equipment and health care supplies. The Fund’s largest industry exposure and relative overweight exposure was in biotechnology where – in our opinion – valuations are attractive, growth is robust and pipelines are strong. Many of the Fund’s biotechnology holdings have the potential - in our opinion - to be acquired, but the market seems to underappreciate this possibility. We believe that US tax reform legislation, depending on the final provisions, could set the stage for additional mergers or acquisitions within the biotechnology industry.

    Similarly, we believe any clarification of the Trump administration’s policies about drug pricing would lift a major sector overhang and enable biotechnology stocks to trade more on their intrinsic value. We believe this development may also trigger a rotation out of health care devices and areas of health care services where the Fund is underweight.

    As always, thank you for your continued investment in Invesco Global Health Care Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Derek Taner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Health Care Fund. He joined
Invesco in 2005. Mr. Taner earned a BS in business administration with an emphasis in accounting and finance and an MBA from the University of California, Berkeley Haas School of Business.

Henry Wu Portfolio Manager, is manager of Invesco Global Health Care Fund. He joined Invesco in 2014. Mr. Wu earned a BS degree, with honors, in biological sciences and an MS degree in engineering-economic systems and operations research from Stanford University. He also earned an MBA from Harvard University.

5 Invesco Global Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/07

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Global Health Care Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	10.47%
10 Years	7.30
5 Years	11.63
1 Year	11.24

Class B Shares
Inception (4/1/93)	10.63%
10 Years	7.26
5 Years	11.81
1 Year	11.87

Class C Shares
Inception (3/1/99)	7.93%
10 Years	7.10
5 Years	12.06
1 Year	15.84

Class Y Shares
10 Years	8.15%
5 Years	13.18
1 Year	18.01

Investor Class Shares
Inception (7/15/05)	8.34%
10 Years	7.91
5 Years	12.90
1 Year	17.72

Class R6 Shares
10 Years	7.93%
5 Years	12.95
1 Year	17.94

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	10.66%
10 Years	8.04
5 Years	12.08
1 Year	6.26

Class B Shares
Inception (4/1/93)	10.84%
10 Years	8.00
5 Years	12.26
1 Year	6.62

Class C Shares
Inception (3/1/99)	8.20%
10 Years	7.84
5 Years	12.51
1 Year	10.64

Class Y Shares
10 Years	8.90%
5 Years	13.63
1 Year	12.74

Investor Class Shares
Inception (7/15/05)	8.75%
10 Years	8.65
5 Years	13.36
1 Year	12.45

Class R6 Shares
10 Years	8.67%
5 Years	13.39
1 Year	12.64

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Class R6 shares was 1.09%, 1.84%, 1.84%, 0.84%, 1.09% and 0.72%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares, Investor Class shares and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco Global Health Care Fund

Invesco Global Health Care Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility,

political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Global Health Care Fund

∎	Health care sector risk. The Fund will concentrate its investments in the securities of domestic and foreign issuers in the health care sector. The health care sector is subject to significant government regulations, increases or decreases in the cost of medical products and services, and competitive forces that could negatively impact a health care company’s profitability. The health care sector may also be affected by government health care programs.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Health/Biotechnology Funds Index is an unmanaged index considered representative of global health/biotechnology funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9 Invesco Global Health Care Fund

Schedule of Investments(a)

October 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–97.01%
Biotechnology–34.56%
ACADIA Pharmaceuticals Inc.(b)	181,196	$6,311,057
Alexion Pharmaceuticals, Inc.(b)	368,186	44,057,137
Array BioPharma Inc.(b)	1,273,524	13,308,326
BioCryst Pharmaceuticals, Inc.(b)	639,339	2,877,025
Biogen Inc.(b)	131,962	41,127,277
BioMarin Pharmaceutical Inc.(b)	466,514	38,296,134
bluebird bio, Inc.(b)	89,453	12,442,912
Celgene Corp.(b)	659,778	66,617,785
Clovis Oncology Inc.(b)	234,518	17,675,622
DBV Technologies S.A.–ADR (France)(b)	353,836	8,286,839
Exact Sciences Corp.(b)	464,547	25,545,439
Gilead Sciences, Inc.	454,043	34,035,063
Heron Therapeutics, Inc.(b)	387,434	5,947,112
Incyte Corp.(b)	197,263	22,340,035
Loxo Oncology, Inc.(b)	80,588	6,943,462
Neurocrine Biosciences, Inc.(b)	177,885	11,048,437
Prothena Corp. PLC (Ireland)(b)	168,684	9,792,106
REGENXBIO Inc.(b)	199,588	5,977,661
Sarepta Therapeutics, Inc.(b)	219,373	10,817,283
Seattle Genetics, Inc.(b)	213,206	13,071,660
Shire PLC–ADR	242,526	35,804,113
Spark Therapeutics, Inc.(b)	82,758	6,695,122
TESARO, Inc.(b)	113,910	13,187,361
Ultragenyx Pharmaceutical Inc.(b)	171,354	7,897,706
Vertex Pharmaceuticals Inc.(b)	193,468	28,290,826
		488,393,500

Drug Retail–0.56%
Raia Drogasil S.A. (Brazil)	331,578	7,979,036

Health Care Equipment–9.44%
Boston Scientific Corp.(b)	726,564	20,445,511
Edwards Lifesciences Corp.(b)	150,439	15,379,379
Koninklijke Philips N.V. (Netherlands)	406,717	16,561,142
Olympus Corp. (Japan)	421,700	15,712,249
ResMed Inc.	95,192	8,013,263
Wright Medical Group N.V.(b)	799,968	20,967,161
Zimmer Biomet Holdings, Inc.	299,150	36,382,623
		133,461,328

Health Care Facilities–1.44%
HCA Healthcare, Inc.(b)	164,633	12,454,486
Tenet Healthcare Corp.(b)	553,317	7,901,367
		20,355,853

Health Care Services–0.79%
Envision Healthcare Corp.(b)	262,819	11,196,089

Health Care Supplies–3.98%
Align Technology, Inc.(b)	101,047	24,148,212
DENTSPLY SIRONA Inc.	525,126	32,069,445
		56,217,657

	Shares	Value
Life Sciences Tools & Services–6.07%
Agilent Technologies, Inc.	110,427	$7,512,349
Illumina, Inc.(b)	86,681	17,786,074
Thermo Fisher Scientific, Inc.	311,763	60,429,022
		85,727,445

Managed Health Care–14.80%
Aetna Inc.	315,657	53,671,160
Anthem, Inc.	110,623	23,143,438
Centene Corp.(b)	203,348	19,047,607
Cigna Corp.	75,306	14,851,849
HealthEquity, Inc.(b)	164,469	8,259,633
Humana Inc.	124,402	31,766,051
Molina Healthcare, Inc.(b)	103,908	7,048,080
Qualicorp S.A. (Brazil)	667,900	7,141,852
UnitedHealth Group Inc.	210,381	44,226,294
		209,155,964

Pharmaceuticals–25.37%
Aclaris Therapeutics, Inc.(b)	391,396	9,867,093
Aerie Pharmaceuticals, Inc.(b)	215,058	13,279,832
Allergan PLC	138,376	24,524,378
AstraZeneca PLC–ADR (United Kingdom)	492,172	16,979,934
Bayer AG (Germany)	284,484	37,158,346
Bristol-Myers Squibb Co.	772,686	47,643,819
Dermira, Inc.(b)	355,028	9,504,100
Eli Lilly and Co.	512,367	41,983,352
Jazz Pharmaceuticals PLC(b)	95,110	13,460,918
Merck & Co., Inc.	561,618	30,939,536
Nippon Shinyaku Co., Ltd. (Japan)	223,500	15,858,795
Novartis AG–ADR (Switzerland)	688,804	56,881,434
Roche Holding AG (Switzerland)	86,253	19,929,146
Supernus Pharmaceuticals Inc.(b)	237,033	9,860,573
Zogenix, Inc.(b)	283,235	10,621,313
		358,492,569
Total Common Stocks & Other Equity Interests (Cost $964,090,205)		1,370,979,441

Preferred Stock–0.00%
Health Care Equipment–0.00%
Intact Medical Corp., Series C, Pfd. (Acquired 03/26/2001; Cost $2,000,000)(c)(d)(e)	2,439,026	0

Money Market Funds–3.56%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(f)	30,183,530	30,183,530
Invesco Treasury Portfolio–Institutional Class, 0.94%(f)	20,122,353	20,122,353
Total Money Market Funds (Cost $50,305,883)		50,305,883
TOTAL INVESTMENTS IN SECURITIES–100.57% (Cost $1,016,396,088)		1,421,285,324
OTHER ASSETS LESS LIABILITIES–(0.57)%		(8,084,835)
NET ASSETS–100.00%		$1,413,200,489

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Health Care Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security is considered venture capital. See Note 1K.
(d)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2017 represented less than 1% of the Fund’s Net Assets.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Health Care Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $966,090,205)	$1,370,979,441
Investments in affiliated money market funds, at value and cost	50,305,883
Foreign currencies, at value (Cost $1,202,016)	1,154,626
Receivable for:
Fund shares sold	184,953
Dividends	1,223,098
Investment for trustee deferred compensation and retirement plans	289,954
Other assets	142,449
Total assets	1,424,280,404

Liabilities:
Payable for:
Investments purchased	8,616,560
Fund shares reacquired	1,230,533
Accrued fees to affiliates	822,372
Accrued trustees’ and officers’ fees and benefits	3,408
Accrued other operating expenses	31,790
Trustee deferred compensation and retirement plans	375,252
Total liabilities	11,079,915
Net assets applicable to shares outstanding	$1,413,200,489

Net assets consist of:
Shares of beneficial interest	$919,747,733
Undistributed net investment income (loss)	(2,346,168)
Undistributed net realized gain	90,954,159
Net unrealized appreciation	404,844,765
$1,413,200,489

Net Assets:
Class A	$722,642,919
Class B	$2,077,184
Class C	$56,741,449
Class Y	$35,924,279
Investor Class	$595,800,918
Class R6	$13,740

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	19,099,235
Class B	76,772
Class C	2,093,829
Class Y	933,755
Investor Class	15,741,896
Class R6	357
Class A:
Net asset value per share	$37.84
Maximum offering price per share
(Net asset value of $37.84 ÷ 94.50%)	$40.04
Class B:
Net asset value and offering price per share	$27.06
Class C:
Net asset value and offering price per share	$27.10
Class Y:
Net asset value and offering price per share	$38.47
Investor Class:
Net asset value and offering price per share	$37.85
Class R6:
Net asset value and offering price per share	$38.49

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Health Care Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $942,823)	$13,950,344
Dividends from affiliated money market funds	260,474
Total investment income	14,210,818

Expenses:
Advisory fees	8,912,415
Administrative services fees	351,682
Custodian fees	61,110
Distribution fees:
Class A	1,848,775
Class B	34,133
Class C	616,255
Investor Class	1,487,405
Transfer agent fees — A, B,C, Y and Investor	2,458,551
Transfer agent fees — R6	6
Trustees’ and officers’ fees and benefits	42,829
Registration and filing fees	105,005
Reports to shareholders	355,697
Professional services fees	83,378
Other	27,254
Total expenses	16,384,495
Less: Fees waived and expense offset arrangement(s)	(71,134)
Net expenses	16,313,361
Net investment income (loss)	(2,102,543)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $3,617,275)	91,341,001
Foreign currencies	14,822
91,355,823
Change in net unrealized appreciation (depreciation) of:
Investment securities	141,459,846
Foreign currencies	(22,365)
141,437,481
Net realized and unrealized gain	232,793,304
Net increase in net assets resulting from operations	$230,690,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Health Care Fund

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(2,102,543)	$3,016,869
Net realized gain	91,355,823	31,491,611
Change in net unrealized appreciation (depreciation)	141,437,481	(258,791,207)
Net increase (decrease) in net assets resulting from operations	230,690,761	(224,282,727)

Distributions to shareholders from net investment income:
Class A	(1,607,275)	—
Class Y	(118,323)	—
Investor Class	(1,255,558)	—
Total distributions from net investment income	(2,981,156)	—

Distributions to shareholders from net realized gains:
Class A	(15,823,825)	(127,967,635)
Class B	(135,902)	(1,855,636)
Class C	(1,930,498)	(18,225,035)
Class Y	(507,868)	(5,234,942)
Investor Class	(12,361,129)	(93,924,558)
Total distributions from net realized gains	(30,759,222)	(247,207,806)

Share transactions–net:
Class A	(105,311,767)	(11,048,725)
Class B	(3,051,588)	(3,591,164)
Class C	(17,796,792)	(9,986,290)
Class Y	9,660,440	(7,490,433)
Investor Class	(49,623,544)	30,971,871
Class R6	13,272	—
Net increase (decrease) in net assets resulting from share transactions	(166,109,979)	(1,144,741)
Net increase (decrease) in net assets	30,840,404	(472,635,274)

Net assets:
Beginning of year	1,382,360,085	1,854,995,359
End of year (includes undistributed net investment income (loss) of $(2,346,168) and $2,597,623, respectively)	$1,413,200,489	$1,382,360,085

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Global Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Class R6. On April 4, 2017, the Fund began offering Class R6 shares. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

14                         Invesco Global Health Care Fund

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

15                         Invesco Global Health Care Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation)

16                         Invesco Global Health Care Fund

until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75% of average daily net assets (the “expense limits”), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $40,059.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

17                         Invesco Global Health Care Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $66,772 in front-end sales commissions from the sale of Class A shares and $4,667, $389 and $5,212 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended October 31, 2017, the Fund incurred $10,184 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were transfers from Level 1 to Level 2 of $68,729,390 and from Level 2 to Level 1 of $19,929,146 due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Equity Interests	$1,302,250,051	$68,729,390	$—	$1,370,979,441
Preferred Stocks	—	—	0	0
Money Market Funds	50,305,883	—	—	50,305,883
Total Investments	$1,352,555,934	$68,729,390	$0	$1,421,285,324

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2017, the Fund engaged in securities sales of $12,976,407, which resulted in net realized gains of $3,617,275.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $31,075.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of -the Fund.

18                         Invesco Global Health Care Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$2,952,595	$15,102,427
Long-term capital gain	30,787,783	232,105,379
Total distributions	$33,740,378	$247,207,806

Tax Components of Net Assets at Period-End:

2017
Undistributed long-term gain	$91,419,812
Net unrealized appreciation — investments	404,423,583
Net unrealized appreciation (depreciation) — foreign currencies	(44,471)
Temporary book/tax differences	(350,025)
Late-Year ordinary loss deferral	(1,996,143)
Shares of beneficial interest	919,747,733
Total net assets	$1,413,200,489

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $499,295,386 and $718,466,069, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$445,896,869
Aggregate unrealized (depreciation) of investments	(41,473,286)
Net unrealized appreciation of investments	$404,423,583

Cost of investments for tax purposes is $1,016,861,741.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating loss and foreign currency transactions, on October 31, 2017, undistributed net investment income (loss) was increased by $139,908, undistributed net realized gain was decreased by $43,382 and shares of beneficial interest was decreased by $96,526. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Global Health Care Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	1,046,320	$37,489,570	1,843,602	$67,167,477
Class B	6,634	167,650	11,075	289,683
Class C	310,753	8,133,539	404,498	10,787,866
Class Y	640,928	23,573,301	341,967	12,813,669
Investor Class	183,690	6,634,297	389,082	14,740,822
Class R6(b)	357	13,272	—	—

Issued as reinvestment of dividends:
Class A	512,170	16,973,305	3,396,181	125,115,293
Class B	5,664	135,083	68,337	1,836,894
Class C	79,740	1,904,968	668,972	18,015,422
Class Y	16,752	563,212	131,892	4,930,137
Investor Class	396,403	13,140,754	2,469,246	90,991,726

Automatic conversion of Class B shares to Class A shares:
Class A	66,739	2,401,525	94,832	3,351,350
Class B	(92,917)	(2,401,525)	(129,996)	(3,351,350)

Reacquired:
Class A	(4,546,739)	(162,176,167)	(5,783,954)	(206,682,845)
Class B	(37,363)	(952,796)	(90,684)	(2,366,391)
Class C	(1,086,586)	(27,835,299)	(1,500,972)	(38,789,578)
Class Y	(397,427)	(14,476,073)	(691,953)	(25,234,239)
Investor Class	(1,944,467)	(69,398,595)	(2,094,161)	(74,760,677)
Net increase (decrease) in share activity	(4,839,349)	$(166,109,979)	(472,036)	$(1,144,741)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

20                         Invesco Global Health Care Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$32.93	$(0.05)	$5.77	$5.72	$(0.07)	$(0.74)	$(0.81)	$37.84	17.73%	$722,643	1.12	%(d)	1.12	%(d)	(0.12	)%(d)	36%
Year ended 10/31/16	43.70	0.08	(5.09)	(5.01)	—	(5.76)	(5.76)	32.93	(12.87)	725,053	1.09		1.09		0.23		21
Year ended 10/31/15	47.08	0.02	1.53	1.55	—	(4.93)	(4.93)	43.70	3.56	981,963	1.04		1.05		0.04		47
Year ended 10/31/14	40.38	0.01	10.15	10.16	(0.01)	(3.45)	(3.46)	47.08	27.20	906,858	1.07		1.08		0.04		24
Year ended 10/31/13	32.09	0.07	10.63	10.70	(0.17)	(2.24)	(2.41)	40.38	35.79	737,071	1.10		1.11		0.21		37
Class B
Year ended 10/31/17	23.87	(0.22)	4.15	3.93	—	(0.74)	(0.74)	27.06	16.87	2,077	1.87	(d)	1.87	(d)	(0.87	)(d)	36
Year ended 10/31/16	33.51	(0.14)	(3.74)	(3.88)	—	(5.76)	(5.76)	23.87	(13.52)	4,649	1.84		1.84		(0.52)		21
Year ended 10/31/15	37.50	(0.25)	1.19	0.94	—	(4.93)	(4.93)	33.51	2.76	11,262	1.79		1.80		(0.71)		47
Year ended 10/31/14	33.06	(0.24)	8.13	7.89	—	(3.45)	(3.45)	37.50	26.26	14,239	1.82		1.83		(0.71)		24
Year ended 10/31/13	26.72	(0.16)	8.74	8.58	—	(2.24)	(2.24)	33.06	34.81	17,101	1.85		1.86		(0.54)		37
Class C
Year ended 10/31/17	23.91	(0.22)	4.15	3.93	—	(0.74)	(0.74)	27.10	16.84	56,741	1.87	(d)	1.87	(d)	(0.87	)(d)	36
Year ended 10/31/16	33.56	(0.14)	(3.75)	(3.89)	—	(5.76)	(5.76)	23.91	(13.53)	66,699	1.84		1.84		(0.52)		21
Year ended 10/31/15	37.54	(0.25)	1.20	0.95	—	(4.93)	(4.93)	33.56	2.78	107,976	1.79		1.80		(0.71)		47
Year ended 10/31/14	33.09	(0.24)	8.14	7.90	—	(3.45)	(3.45)	37.54	26.26	81,439	1.82		1.83		(0.71)		24
Year ended 10/31/13	26.75	(0.16)	8.74	8.58	—	(2.24)	(2.24)	33.09	34.76	57,536	1.85		1.86		(0.54)		37
Class Y
Year ended 10/31/17	33.48	0.05	5.85	5.90	(0.17)	(0.74)	(0.91)	38.47	18.01	35,924	0.87	(d)	0.87	(d)	0.13	(d)	36
Year ended 10/31/16	44.24	0.17	(5.17)	(5.00)	—	(5.76)	(5.76)	33.48	(12.67)	22,548	0.84		0.84		0.48		21
Year ended 10/31/15	47.51	0.14	1.53	1.67	(0.01)	(4.93)	(4.94)	44.24	3.82	39,443	0.79		0.80		0.29		47
Year ended 10/31/14	40.71	0.13	10.22	10.35	(0.10)	(3.45)	(3.55)	47.51	27.52	31,016	0.82		0.83		0.29		24
Year ended 10/31/13	32.34	0.16	10.70	10.86	(0.25)	(2.24)	(2.49)	40.71	36.10	15,502	0.85		0.86		0.46		37
Investor Class
Year ended 10/31/17	32.94	(0.04)	5.76	5.72	(0.07)	(0.74)	(0.81)	37.85	17.72	595,801	1.12	(d)	1.12	(d)	(0.12	)(d)	36
Year ended 10/31/16	43.71	0.08	(5.09)	(5.01)	—	(5.76)	(5.76)	32.94	(12.87)	563,411	1.09		1.09		0.23		21
Year ended 10/31/15	47.09	0.02	1.53	1.55	—	(4.93)	(4.93)	43.71	3.57	714,351	1.04		1.05		0.04		47
Year ended 10/31/14	40.39	0.01	10.15	10.16	(0.01)	(3.45)	(3.46)	47.09	27.19	730,280	1.07		1.08		0.04		24
Year ended 10/31/13	32.10	0.07	10.63	10.70	(0.17)	(2.24)	(2.41)	40.39	35.78	607,408	1.10		1.11		0.21		37
Class R6
Year ended 10/31/17(e)	36.35	0.05	2.09	2.14	—	—	—	38.49	5.89	14	0.78	(d)(f)	0.78	(d)(f)	0.22	(d)(f)	36

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $739,510, $3,413, $61,626, $30,013, $594,962 and $10 for Class A, Class B, Class C, Class Y, Investor Class and Class R6 shares, respectively.
(e)	Commencement date of April 4, 2017 for Class R6 shares.
(f)	Annualized.

NOTE 13—Subsequent Event

On December 1, 2017, the Fund’s Board of Trustees approved the early conversion of the remaining assets in the Fund’s Class B shares into Class A shares to occur on or about January 26, 2018. At the close of business on or about January 26, 2018, (the “Conversion Date”) all outstanding Class B shares of the Fund will be converted to Class A shares of the Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Once the conversion is completed, Class B shares will be closed and become inactive. No contingent deferred sales charges will be payable in connection with this early conversion. The conversion of the Fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser.

21                         Invesco Global Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and

Shareholders of Invesco Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Health Care Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

22                         Invesco Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,036.10	$5.65	$1,019.66	$5.60	1.10%
B	1,000.00	1,032.00	9.48	1,015.88	9.40	1.85
C	1,000.00	1,032.00	9.48	1,015.88	9.40	1.85
Y	1,000.00	1,037.20	4.36	1,020.92	4.33	0.85
Investor	1,000.00	1,035.80	5.64	1,019.66	5.60	1.10
R6	1,000.00	1,037.50	4.06	1,021.22	4.02	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Global Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Health Care Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Global Health/Biotechnology Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, fifth quintile for the three year period and fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the

24                         Invesco Global Health Care Fund

Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the effective advisory fee rate of one off-shore fund advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                         Invesco Global Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$30,787,783
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Global Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Health Care Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GHC-AR-1 12112017 1423

Invesco

Annual Report to Shareholders October 31, 2017

Invesco Global Infrastructure Fund

Nasdaq:
A: GIZAX ■ C: GIZCX ■ R: GIZRX ■ Y: GIZYX ■ R5: GIZFX ■ R6: GIZSX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor's Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Contracts
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European

Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Global Infrastructure Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Global Infrastructure Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Global Infrastructure Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific benchmark, the Dow Jones Brookfield Global Infrastructure Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.74%
Class C Shares	12.92
Class R Shares	13.47
Class Y Shares	14.02
Class R5 Shares	14.02
Class R6 Shares	14.02
MSCI World Index▼ (Broad Market Index)	22.77
Dow Jones Brookfield Global Infrastructure Index▼ (Style-Specific Index)	12.66
Lipper Global Infrastructure Funds Classification Average∎ (Peer Group)	14.07
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper, Inc.

Market conditions and your Fund

The reporting period began with major US stock market indexes posting gains and most hitting record highs following the US presidential election. Investors believed that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when it appeared that enacting significant regulatory and tax reform might be more difficult than previously anticipated.

    Outside the US, Brexit (the UK’s plan to leave the European Union) remained a source of political and economic uncertainty, while improved economic data and confidence surveys raised the prospect of less accommodative monetary policy in continental Europe. In Asia, increased exports helped Japan’s economy, while China’s economy continued to stabilize. Most emerging markets performed well during the reporting period. In addition to an improving global economic outlook, other positive tailwinds for international markets included continued weakness in the US dollar and reduced expectations for a major shift in US trade policy.

    Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed US stocks in the first three quarters of 2017. International stocks had trailed US stocks for four consecutive years and in six of the last seven years. As the reporting period came to a close, we believed both developed and emerging equity markets appeared somewhat fully valued despite material discounts to the US market. In addition, recent earnings growth and earnings revision trends improved for many non-US developed markets.

    In general, global infrastructure stocks – which are heavily concentrated in the energy and utilities sectors – produced positive returns but underperformed broad market equities during the reporting period. The Fund also produced positive returns and, at NAV, outperformed its style-specific benchmark, due to a combination of security selection and market allocation.

    Relative to the Fund’s style-specific benchmark, security selection contributed to the Fund’s performance in the following infrastructure sectors: electric utilities, midstream services, telecom, airports, ports, gas distribution and diversified. Additionally, underweight allocations in the electric utilities, airports and ports infrastructure sectors, as well as overweight allocations in the telecom and diversified infrastructure sectors, added to the Fund’s relative performance. Conversely, security selection in the satellites, tolls, water and rail infrastructure sectors detracted from the Fund’s relative performance. Additionally, overweight allocation in the satellites infrastructure sector and exposure to ancillary cash were also detractors from the Fund’s relative performance.

    Top individual contributors to the Fund’s absolute performance included American Tower, SBA Communications and Vinci. Both American Tower and SBA Communications are owners/operators of wireless infrastructure, and both are structured as real estate investment trusts. Both companies reported favorable earnings during the reporting period and raised their guidance for the full 2017 calendar year. We believed telecom companies were favorably positioned from a fundamental standpoint, with positive cash flow growth and strong demand due to the continued adoption of smartphones. Vinci is a global company involved in every step of infrastructure from finance and design to buildout and daily operations. During the fiscal year, Vinci completed a number of acquisitions and was awarded a number of new projects, including concession agreements at

Portfolio Composition
By infrastructure sector	% of total net assets

Midstream Services	24.2%
Gas Utilities	18.3
Telecom	18.3
Diversified	7.7
Water	7.1
Tolls	6.5
Electric Utilities	6.4
Airports	4.9
Rail	3.2
Ports & Satellites	2.7
Money Market Funds Plus Other Assets Less Liabilities	0.8

Top 10 Equity Holdings*
% of total net assets

1. American Tower Corp.-Class A	7.6%
2. Enbridge Inc.	7.3
3. Sempra Energy	5.6
4. Crown Castle International Corp.	5.2
5. Vinci S.A.	4.8
6. Pembina Pipeline Corp.	4.1
7. Williams Cos., Inc. (The)	3.8
8. PG&E Corp.	3.0
9. Severn Trent PLC	3.0
10. Cheniere Energy, Inc.	2.9

Total Net Assets	$22.1 million

Total Number of Holdings*	62

The Fund’s holdings are subject to change, and

there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2017.

4 Invesco Global Infrastructure Fund

airports in France and Japan, pipeline construction in Australia, plumbing installations in a Belgium hospital and an office skyline building in Warsaw.

    Although our position in the midstream services infrastructure sector added to the Fund’s relative performance, select holdings, including Enbridge and Kinder Morgan, were the largest detractors from the Fund’s absolute performance. The companies detracted due to volatility in the energy sector. In general, we believed the lifting of the US crude oil export ban would be beneficial in the long term for continued US midstream infrastructure buildout. During the reporting period, we also found the growth characteristics for the midstream services infrastructure sector to be relatively attractive and anticipated an increase in US energy production in 2017 and 2018. This increase in volume would be beneficial for midstream services companies, which tend to be influenced more by the volume of energy, rather than by the price.

    SES, a Luxembourg-domiciled provider of satellite communications and broadcasting services, was also among the top detractors from the Fund’s absolute performance. During the third quarter of 2017, SES reported a decrease in its revenue and profit margin. We continued to hold the stock as we believed in its long term value and cash flow generating capabilities. The SES Video division, which represents a significant portion of the company, renewed a multi-year contract with Sky Deutschland (not a Fund holding) in Germany during the reporting period. Additionally, SES has had a history of progressive dividend increases over each of the last 10 years.

    At the close of the reporting period, the Fund held underweight allocations relative to its style-specific benchmark in the more regulated infrastructure sectors, mainly gas distribution and electric utilities. The Fund held overweight allocations in the more competitive and user-pay infrastructure sectors, such as telecom, rail, tolls and ports – where we believed the growth characteristics to be relatively attractive. The Fund remained focused on companies that we believed had above-average earnings growth characteristics, sound balance sheets and strategic infrastructure assets, providing a relatively stable underlying earnings stream.

    As always, we thank you for your investment in Invesco Global Infrastructure Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr.
Portfolio Manager, is lead manager of Invesco Global Infrastructure Fund. He is Head of Global Securities with
Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

James Cowen Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 2000. Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 2005.
Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund.
She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5 Invesco Global Infrastructure Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 5/2/14

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Dow Jones Brookfield Global Infrastructure Index is designed to measure the stock performance of infrastructure companies domiciled globally and covers all sectors of the infrastructure market.
∎	The Lipper Global Infrastructure Funds Classification Average represents an average of all of the funds in the Lipper Global Infrastructure Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6 Invesco Global Infrastructure Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (5/2/2014)	2.26%
1 Year	7.48

Class C Shares
Inception (5/2/2014)	3.14%
1 Year	11.92

Class R Shares
Inception (5/2/2014)	3.65%
1 Year	13.47

Class Y Shares
Inception (5/2/2014)	4.16%
1 Year	14.02

Class R5 Shares
Inception (5/2/2014)	4.16%
1 Year	14.02

Class R6 Shares
Inception (5/2/2014)	4.16%
1 Year	14.02

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 4.29%, 5.04%, 4.54%, 4.04%, 4.02% and 4.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/2/2014)	2.32%
1 Year	3.61

Class C Shares
Inception (5/2/2014)	3.25%
1 Year	7.83

Class R Shares
Inception (5/2/2014)	3.77%
1 Year	9.37

Class Y Shares
Inception (5/2/2014)	4.27%
1 Year	9.91

Class R5 Shares
Inception (5/2/2014)	4.27%
1 Year	9.91

Class R6 Shares
Inception (5/2/2014)	4.27%
1 Year	9.91

charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2018. See current prospectus for more information.

7 Invesco Global Infrastructure Fund

Invesco Global Infrastructure Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Global Infrastructure Fund

exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Infrastructure-related companies risk. The Fund will concentrate its investments in the infrastructure industry. Infrastructure-related companies are subject to a variety of risk factors, including costs associated with environmental, governmental and other regulations, high interest costs for capital construction programs, high leverage, the effects of economic slowdowns, surplus capacity, increased competition, fluctuations of fuel prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies, environmental damage, difficulty in raising capital, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	MLP risk. The Fund invests in securities of MLPs, which are subject to the following risks:
–	Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code of 1986, as amended (the Code). Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP.
–	Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.
–	Interest rate risk. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
–	General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.

Additionally, if the Fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause the Fund to lose its status as regulated investment company under Subchapter M of the Code.

∎	MLP tax risk. MLPs taxed as partnerships do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for U.S. federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

continued on page 6

9 Invesco Global Infrastructure Fund

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–99.25%
Australia–5.55%
APA Group	17,809	$116,760
Macquarie Atlas Roads Group	49,886	227,569
Spark Infrastructure Group	162,972	318,210
Sydney Airport	11,076	60,276
Transurban Group	54,044	503,422
		1,226,237

Canada–15.51%
Canadian Pacific Railway Ltd.	629	109,057
Enbridge Inc.	42,230	1,622,947
Keyera Corp.	2,340	68,889
Pembina Pipeline Corp.	27,466	908,011
TransCanada Corp.	11,612	551,302
Westshore Terminals Investment Corp.	8,811	168,079
		3,428,285

China–3.20%
Beijing Enterprises Water Group Ltd.	260,000	218,294
China Merchants Port Holdings Co. Ltd.	80,000	250,212
China Resources Gas Group Ltd.	31,335	114,674
ENN Energy Holdings Ltd.	17,000	124,644
		707,824

France–9.87%
Aéroports de Paris	546	91,971
Eiffage S.A.	4,267	445,816
Eutelsat Communications S.A.	4,010	100,479
Groupe Eurotunnel S.E.	38,904	488,995
Vinci S.A.	10,759	1,053,412
		2,180,673

Germany–0.33%
Fraport AG Frankfurt Airport Services Worldwide	763	72,591

Hong Kong–0.69%
China Gas Holdings Ltd.	50,000	151,896

Italy–4.19%
Atlantia S.p.A.	10,540	343,513
Infrastrutture Wireless Italiane S.p.A.-REGS(a)	11,509	78,631
Terna — Rete Elettrica Nazionale S.p.A.	83,400	503,251
		925,395

Japan–1.62%
Japan Airport Terminal Co., Ltd.	4,300	151,914
Kyushu Railway Co.	2,100	67,370
Toho Gas Co., Ltd.	1,100	30,823
Tokyo Gas Co., Ltd.	2,600	64,802
West Japan Railway Co.	600	42,315
		357,224

	Shares	Value
Luxembourg–0.31%
SES S.A.	4,228	$68,756

Mexico–0.53%
Grupo Aeroportuario del Pacifico S.A.B. de C.V.–ADR	1,247	118,365

New Zealand–1.24%
Auckland International Airport Ltd.	63,849	273,157

Spain–4.77%
Abertis Infraestructuras S.A.	16,843	364,351
Aena SME, S.A.–REGS(a)	1,018	186,774
Cellnex Telecom S.A.–REGS(a)	4,549	112,951
Ferrovial, S.A.	4,122	89,552
Red Eléctrica Corp. S.A.	13,565	300,394
		1,054,022

Switzerland–0.57%
Flughafen Zürich AG	581	126,380

United Kingdom–6.92%
John Laing Group PLC(a)	28,997	110,012
National Grid PLC	43,542	524,041
Pennon Group PLC	14,260	150,407
Severn Trent PLC	23,441	657,345
United Utilities Group PLC	7,892	87,329
		1,529,134

United States–43.95%
American Tower Corp.–Class A	11,673	1,677,060
American Water Works Co., Inc.	5,110	448,454
Atmos Energy Corp.	2,836	247,413
Cheniere Energy, Inc.(b)	13,503	631,130
CMS Energy Corp.	4,798	232,079
Crown Castle International Corp.	10,775	1,153,787
Dominion Energy, Inc.	2,524	204,797
Edison International	5,014	400,869
Kinder Morgan, Inc.	11,568	209,496
NiSource Inc.	12,178	321,134
ONEOK, Inc.	4,890	265,380
PG&E Corp.	11,474	662,853
Public Service Enterprise Group Inc.	4,551	223,909
SBA Communications Corp.–Class A(b)	3,213	505,019
Sempra Energy	10,614	1,247,145
Targa Resources Corp.	6,202	257,383
WEC Energy Group, Inc.	2,689	181,212
Williams Cos., Inc. (The)	29,638	844,683
		9,713,803
Total Common Stocks & Other Equity Interests (Cost $20,087,967)		21,933,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Infrastructure Fund

	Shares	Value
Money Market Funds–0.77%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(c)	102,283	$102,283
Invesco Treasury Portfolio–Institutional Class, 0.94%(c)	68,189	68,189
Total Money Market Funds (Cost $170,472)		170,472
TOTAL INVESTMENTS IN SECURITIES–100.02% (Cost $20,258,439)		22,104,214
OTHER ASSETS LESS LIABILITIES–(0.02)%		(3,606)
NET ASSETS–100.00%		$22,100,608

Investment Abbreviations:

ADR	– American Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $488,368, which represented 2.21% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Infrastructure Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $20,087,967)	$21,933,742
Investments in affiliated money market funds, at value and cost	170,472
Foreign currencies, at value (Cost $56,425)	55,714
Receivable for:
Investments sold	94,537
Fund shares sold	15,115
Dividends	35,981
Investment for trustee deferred compensation and retirement plans	6,194
Other assets	32,759
Total assets	22,344,514

Liabilities:
Payable for:
Investments purchased	144,540
Fund shares reacquired	135
Accrued fees to affiliates	31,835
Accrued trustees’ and officers’ fees and benefits	2,157
Accrued other operating expenses	59,045
Trustee deferred compensation and retirement plans	6,194
Total liabilities	243,906
Net assets applicable to shares outstanding	$22,100,608

Net assets consist of:
Shares of beneficial interest	$20,426,941
Undistributed net investment income	108,797
Undistributed net realized gain (loss)	(280,136)
Net unrealized appreciation	1,845,006
$22,100,608

Net Assets:
Class A	$8,898,986
Class C	$2,015,646
Class R	$295,750
Class Y	$10,685,371
Class R5	$10,753
Class R6	$194,102

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	828,802
Class C	188,104
Class R	27,562
Class Y	994,848
Class R5	1,001
Class R6	18,071
Class A:
Net asset value per share	$10.74
Maximum offering price per share
(Net asset value of $10.74 ÷ 94.50%)	$11.37
Class C:
Net asset value and offering price per share	$10.72
Class R:
Net asset value and offering price per share	$10.73
Class Y:
Net asset value and offering price per share	$10.74
Class R5:
Net asset value and offering price per share	$10.74
Class R6:
Net asset value and offering price per share	$10.74

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Infrastructure Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $34,408)	$642,518
Dividends from affiliated money market funds	1,789
Total investment income	644,307

Expenses:
Advisory fees	146,513
Administrative services fees	50,000
Custodian fees	44,540
Distribution fees:
Class A	17,625
Class C	14,544
Class R	1,040
Transfer agent fees — A, C, R and Y	30,195
Transfer agent fees — R5	10
Transfer agent fees — R6	157
Trustees’ and officers’ fees and benefits	20,406
Registration and filing fees	71,830
Reports to shareholders	18,000
Professional services fees	63,032
Other	12,129
Total expenses	490,021
Less: Fees waived and expenses reimbursed	(275,285)
Net expenses	214,736
Net investment income	429,571

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	713,062
Foreign currencies	(1,407)
711,655
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,300,654
Foreign currencies	(458)
1,300,196
Net realized and unrealized gain	2,011,851
Net increase in net assets resulting from operations	$2,441,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Infrastructure Fund

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$429,571	$154,889
Net realized gain (loss)	711,655	(444,964)
Change in net unrealized appreciation	1,300,196	550,489
Net increase in net assets resulting from operations	2,441,422	260,414

Distributions to shareholders from net investment income:
Class A	(133,550)	(58,780)
Class C	(16,079)	(3,050)
Class R	(3,225)	(583)
Class Y	(179,756)	(83,322)
Class R5	(215)	(179)
Class R6	(3,330)	(1,566)
Total distributions from net investment income	(336,155)	(147,480)

Share transactions-net:
Class A	3,866,129	896,696
Class C	1,400,904	142,834
Class R	202,316	40,880
Class Y	4,473,703	885,878
Class R6	60,864	43,676
Net increase in net assets resulting from share transactions	10,003,916	2,009,964
Net increase in net assets	12,109,183	2,122,898

Net assets:
Beginning of year	9,991,425	7,868,527
End of year (includes undistributed net investment income of $108,797 and $13,008, respectively)	$22,100,608	$9,991,425

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

14                         Invesco Global Infrastructure Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

15                         Invesco Global Infrastructure Fund

E.	Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
F.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16                         Invesco Global Infrastructure Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2.5 billion	0.84%
Next $2 billion	0.80%
Next $3.5 billion	0.785%
Over $8 billion	0.77%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.84%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively, of average daily net assets (the “expense limits”). Prior to January 1, 2017, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees and reimbursed fund level expenses of $244,923 and reimbursed class level expenses of $12,325, $2,542, $364, $14,964, $10 and $157 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $7,101 in front-end sales commissions from the sale of Class A shares and $4 from Class C shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Global Infrastructure Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the year ended October 31, 2017, there were transfers from Level 1 to Level 2 of $425,071 and from Level 2 to Level 1 of $3,787,279, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$287,845	$938,392	$—	$1,226,237
Canada	3,428,285	—	—	3,428,285
China	707,824	—	—	707,824
France	2,180,673	—	—	2,180,673
Germany	—	72,591	—	72,591
Hong Kong	151,896	—	—	151,896
Italy	581,882	343,513	—	925,395
Japan	—	357,224	—	357,224
Luxembourg	68,756	—	—	68,756
Mexico	118,365	—	—	118,365
New Zealand	—	273,157	—	273,157
Spain	1,054,022	—	—	1,054,022
Switzerland	126,380	—	—	126,380
United Kingdom	1,529,134	—	—	1,529,134
United States	9,713,803	—	—	9,713,803
Money Market Funds	170,472	—	—	170,472
Total Investments	$20,119,337	$1,984,877	$—	$22,104,214

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Global Infrastructure Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$336,155	$147,480

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$259,630
Undistributed long-term gain	334,781
Net unrealized appreciation — investments	1,321,964
Net unrealized appreciation (depreciation) — foreign currencies	(769)
Temporary book/tax differences	(5,503)
Capital loss carryforward	(236,436)
Shares of beneficial interest	20,426,941
Total net assets	$22,100,608

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$236,436	$—	$236,436

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $27,038,805 and $16,987,951, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,640,411
Aggregate unrealized (depreciation) of investments	(318,447)
Net unrealized appreciation of investments	$1,321,964

Cost of investments for tax purposes is $20,782,250.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships and prior year real estate investment trust reclassification, on October 31, 2017, undistributed net investment income was increased by $2,373, undistributed net realized gain (loss) was decreased by $2,003 and shares of beneficial interest was decreased by $370. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Global Infrastructure Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	540,397	$5,370,212	150,770	$1,439,352
Class C	167,142	1,644,192	27,743	259,588
Class R	27,781	281,761	5,110	47,978
Class Y	604,953	5,980,042	199,905	1,858,567
Class R6	9,889	97,616	9,451	87,462

Issued as reinvestment of dividends:
Class A	10,009	103,226	3,637	33,164
Class C	1,522	15,805	309	2,803
Class R	292	3,060	48	450
Class Y	13,517	139,417	5,820	53,018
Class R6	304	3,114	151	1,386

Reacquired:
Class A	(157,736)	(1,607,309)	(61,640)	(575,820)
Class C	(25,138)	(259,093)	(12,940)	(119,557)
Class R	(7,704)	(82,505)	(812)	(7,548)
Class Y	(161,852)	(1,645,756)	(111,869)	(1,025,707)
Class R6	(4,001)	(39,866)	(4,938)	(45,172)
Net increase in share activity	1,019,375	$10,003,916	210,745	$2,009,964

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 16% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

20                         Invesco Global Infrastructure Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$9.62	$0.25	(d)	$1.06	$1.31	$(0.19)	$—	$(0.19)	$10.74	13.74%	$8,899	1.29	%(e)	2.87	%(e)	2.40	%(d)(e)	99%
Year ended 10/31/16	9.50	0.17		0.11	0.28	(0.16)	—	(0.16)	9.62	3.01	4,194	1.40		4.29		1.76		85
Year ended 10/31/15	10.66	0.17		(1.11)	(0.94)	(0.21)	(0.01)	(0.22)	9.50	(8.85)	3,262	1.40		6.36		1.68		84
Year ended 10/31/14(f)	10.00	0.08		0.63	0.71	(0.05)	—	(0.05)	10.66	7.12	2,497	1.39	(g)	8.60	(g)	1.51	(g)	19
Class C
Year ended 10/31/17	9.60	0.17	(d)	1.06	1.23	(0.11)	—	(0.11)	10.72	12.92	2,016	2.04	(e)	3.62	(e)	1.65	(d)(e)	99
Year ended 10/31/16	9.48	0.10		0.11	0.21	(0.09)	—	(0.09)	9.60	2.24	428	2.15		5.04		1.01		85
Year ended 10/31/15	10.64	0.09		(1.10)	(1.01)	(0.14)	(0.01)	(0.15)	9.48	(9.56)	279	2.15		7.11		0.93		84
Year ended 10/31/14(f)	10.00	0.04		0.63	0.67	(0.03)	—	(0.03)	10.64	6.71	181	2.14	(g)	9.35	(g)	0.76	(g)	19
Class R
Year ended 10/31/17	9.61	0.22	(d)	1.06	1.28	(0.16)	—	(0.16)	10.73	13.47	296	1.54	(e)	3.12	(e)	2.15	(d)(e)	99
Year ended 10/31/16	9.49	0.14		0.11	0.25	(0.13)	—	(0.13)	9.61	2.76	69	1.65		4.54		1.51		85
Year ended 10/31/15	10.66	0.14		(1.11)	(0.97)	(0.19)	(0.01)	(0.20)	9.49	(9.18)	27	1.65		6.61		1.43		84
Year ended 10/31/14(f)	10.00	0.07		0.64	0.71	(0.05)	—	(0.05)	10.66	7.05	13	1.64	(g)	8.85	(g)	1.26	(g)	19
Class Y
Year ended 10/31/17	9.62	0.27	(d)	1.06	1.33	(0.21)	—	(0.21)	10.74	14.02	10,685	1.04	(e)	2.62	(e)	2.65	(d)(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	—	(0.18)	9.62	3.27	5,177	1.15		4.04		2.01		85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	4,223	1.15		6.11		1.93		84
Year ended 10/31/14(f)	10.00	0.09		0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	2,287	1.14	(g)	8.35	(g)	1.76	(g)	19
Class R5
Year ended 10/31/17	9.62	0.27	(d)	1.06	1.33	(0.21)	—	(0.21)	10.74	14.02	11	1.04	(e)	2.54	(e)	2.65	(d)(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	—	(0.18)	9.62	3.27	10	1.15		4.02		2.01		85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	10	1.15		6.00		1.93		84
Year ended 10/31/14(f)	10.00	0.09		0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	11	1.14	(g)	8.34	(g)	1.76	(g)	19
Class R6
Year ended 10/31/17	9.62	0.27	(d)	1.06	1.33	(0.21)	—	(0.21)	10.74	14.02	194	1.04	(e)	2.54	(e)	2.65	(d)(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	—	(0.18)	9.62	3.27	114	1.15		4.02		2.01		85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	69	1.15		6.00		1.93		84
Year ended 10/31/14(f)	10.00	0.09		0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	38	1.14	(g)	8.34	(g)	1.76	(g)	19

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.20 and 1.88%, $0.12 and 1.13%, $0.17 and 1.63%, $0.22 and 2.13%, $0.22 and 2.13% and $0.22 and 2.13% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $7,050, $1,454, $208, $8,560, $10 and $160 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of May 2, 2014.
(g)	Annualized.

21                         Invesco Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Infrastructure Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 2, 2014 (commencement of investment operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

22                         Invesco Global Infrastructure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,066.80	$6.67	$1,018.75	$6.51	1.28%
C	1,000.00	1,062.90	10.56	1,014.97	10.31	2.03
R	1,000.00	1,065.50	7.97	1,017.49	7.78	1.53
Y	1,000.00	1,067.10	5.37	1,020.01	5.24	1.03
R5	1,000.00	1,067.10	5.37	1,020.01	5.24	1.03
R6	1,000.00	1,067.10	5.37	1,020.01	5.24	1.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Global Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Infrastructure Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board noted that the Fund had only two years of performance history and compared the Fund’s investment performance during the past one and two calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Global Infrastructure Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the fifth quintile for the two year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and two year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual

24                         Invesco Global Infrastructure Fund

management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through February 28, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco

Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the

Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                         Invesco Global Infrastructure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	86.25%
Corporate Dividends Received Deduction*	32.22%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Global Infrastructure Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Infrastructure Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GBLI-AR-1	12132017 1112

Invesco

Annual Report to Shareholders October 31, 2017

Invesco Global Market Neutral Fund

Nasdaq:
A: MKNAX ▪ C: MKNCX ▪ R: MKNRX ▪ Y: MKNYX ▪ R5: MKNFX ▪ R6: MKNSX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
15	Financial Statements
18	Notes to Financial Statements
26	Financial Highlights
27	Auditor's Report
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                          Invesco Global Market Neutral Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

   We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Global Market Neutral Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Global Market Neutral Fund (the Fund), at net asset value (NAV), outperformed the Citi US Three-Month Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.51%
Class C Shares	0.72
Class R Shares	1.22
Class Y Shares	1.81
Class R5 Shares	1.81
Class R6 Shares	1.71
Citi US Three-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.71
Lipper Alternative Equity Market Neutral Funds Index∎ (Peer Group Index)	4.34

Source(s): ▼FactSet Research Systems Inc., ∎Lipper Inc.

Market conditions and your Fund

The reporting period began with major US stock market indexes posting gains and most hitting record highs following the US presidential election. Investors believed that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when it appeared that enacting significant regulatory and tax reform might be more difficult than previously anticipated.

    Outside the US, Brexit (the UK’s plan to leave the European Union) remained a source of political and economic uncertainty, while improved economic data and confidence surveys raised the prospect of less accommodative monetary policy in continental Europe. In Asia, increased exports helped Japan’s economy, while China’s economy continued to stabilize. Most international markets, including emerging markets, performed well during the reporting period. In addition to an improving global economic outlook, other positive tailwinds for international markets included continued weakness in the US dollar and reduced expectations for a major shift in US trade policy.

    Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed US stocks in the first three quarters of 2017, primarily due to a weaker US dollar. Previously, international stocks had trailed US stocks for four consecutive years and in six of the last seven years. As the reporting period came to a close, both developed and emerging equity markets appeared somewhat fully valued despite material discounts to the US market. In addition, recent earnings growth and earnings revision trends improved for many non-US developed markets.

    The Fund follows a market neutral strategy, which is intended to produce a portfolio that experiences minimal influence from the return patterns of the general global stock market. The Fund seeks neutral positioning in terms of beta (market exposure) by seeking to maintain neutral country, sector and industry exposures. The Fund uses a systematic model that evaluates fundamental and behavioral factors to forecast individual security returns and risks and ranks these securities based on their attractiveness relative to industry peers. Implementation occurs by establishing a portfolio with long positions in highly ranked stocks and shorting those that are poorly ranked. As such, the goal is to provide absolute risk adjusted returns over a full market cycle, regardless of the direction of the equity markets.

Portfolio Composition
By sector, based on total net assets
	Equity Securities		Gross	Net
	Long[1]	Short[2]	Exposure[3]	Exposure[4]
Industrials	19.9%	17.8%	37.7%	2.1%
Information Technology	17.2	15.9	33.1	1.3
Consumer Discretionary	14.7	14.5	29.2	0.2
Health Care	10.5	10.3	20.8	0.2
Materials	10.2	8.9	19.1	1.3
Energy	7.5	6.6	14.1	0.9
Financials	4.9	4.9	9.8	0.0
Consumer Staples	3.9	3.8	7.7	0.1
Utilities	2.6	2.7	5.3	-0.1
Real Estate	1.9	5.4	7.3	-3.5
Telecommunication Services	0.8	2.0	2.8	-1.2
Money Market Funds Plus Other Assets Less Liabilities	5.9	0.0	5.9	5.9
Total	100.0	92.8	192.8	7.2

1	Represents the value of the equity securities in the portfolio.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swaps.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

Total Net Assets	$17.0 million
Data presented here are as of October 31, 2017.

4                         Invesco Global Market Neutral Fund

    In a market neutral construct, a positive spread between the top- and bottom-ranked stocks (long and short candidates for the portfolio) is intended to result in the Fund’s outperformance relative to the Citi US Three-Month Treasury Bill Index. The largest contributors to Fund performance for the fiscal year were holdings in the health care, consumer discretionary and information technology (IT) sectors. Holdings in the industrials and telecommunication services sectors were key detractors from Fund performance during the reporting period.

    In the health care sector, both the long and short positions in the health care equipment/services industry performed as expected and aided absolute Fund performance. In the consumer discretionary sector, stock selection on both the long and short side of the Fund contributed to Fund performance – primarily due to long holdings in the automobile industry. Finally, long holdings in the IT sector, specifically in the internet software/services and IT services industries, also contributed to Fund performance during the reporting period.

    Holdings in the industrials sector were key detractors from Fund performance for the reporting period. These included holdings in the commercial and professional services and transportation (non-airline) industries. Within telecommunication services, both long and short holdings failed to perform as expected.

    Please note that the Fund may utilize derivative instruments that include equity-related total return swaps and futures contracts. During the reporting period, the Fund utilized equity-related total return swaps to efficiently implement its strategy and gain long and/or short exposure to the various sectors/ industries described above, but did not use futures contracts. The implementation impact of using equity-related total return swaps is a component of transaction costs. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Global Market Neutral Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Market Neutral Fund.
He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Uwe Draeger Portfolio Manager, is manager of Invesco Global Market Neutral Fund. He joined Invesco in 2005.
Mr. Draeger earned a Diplom-Ökonom degree from Hochschule für Ökonomie Berlin, an MA from City of London Polytechnic and an MBA from Anglia Business School (Cambridge).

Nils Huter Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Market Neutral Fund.
He joined Invesco in 2007. Mr. Huter earned a business administration degree, Diplom Kaufmann (FH), the University of Applied Sciences and Arts in Hildesheim.

Donna Chapman Wilson Portfolio Manager and Director of Portfolio Management, is manager of Invesco Global Market Neutral Fund. She joined
Invesco in 1997. Ms. Chapman Wilson earned a BA in economics from Hampton University and an MBA in finance from the Wharton School of the University of Pennsylvania.

5                          Invesco Global Market Neutral Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

1  Source: Lipper Inc.

2  Source: FactSet Research Systems Inc.

*Includes the effect of the Adviser pay-in for an economic loss of $0.52 per share

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                          Invesco Global Market Neutral Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	–0.75%*
1 Year	–4.10

Class C Shares
Inception (12/19/13)	0.01%*
1 Year	–0.28

Class R Shares
Inception (12/19/13)	0.49%*
1 Year	1.22

Class Y Shares
Inception (12/19/13)	0.97%*
1 Year	1.81

Class R5 Shares
Inception (12/19/13)	0.97%*
1 Year	1.81

Class R6 Shares
Inception (12/19/13)	0.97%*
1 Year	1.71

*   Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns were estimated at -0.66%, -1.39%, -0.90%, -0.39%, -0.39% and -0.39% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.60%, 3.35%, 2.85%, 2.35%, 2.27% and 2.27%, respectively. The expense ratios presented above may vary from the expense ratios presented in other

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	–1.00%**
1 Year	–3.95

Class C Shares
Inception (12/19/13)	–0.21%**
1 Year	–0.17

Class R Shares
Inception (12/19/13)	0.26%**
1 Year	1.33

Class Y Shares
Inception (12/19/13)	0.73%**
1 Year	1.83

Class R5 Shares
Inception (12/19/13)	0.76%**
1 Year	1.93

Class R6 Shares
Inception (12/19/13)	0.76%**
1 Year	1.82

** Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns were estimated at -0.92%, -1.65%, -1.17%, -0.68%, -0.65% and -0.65% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7                          Invesco Global Market Neutral Fund

Invesco Global Market Neutral Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with the stock market investing.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective. In particular, there is no guarantee that the portfolio manager’s stock selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to general US stock market risk, sector or industry-specific risk or market capitalization risk. In addition, the Fund’s market neutral investment strategy will likely

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                          Invesco Global Market Neutral Fund

cause the Fund to underperform the broader US equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The Citi US Three-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of alternative equity market neutral funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                          Invesco Global Market Neutral Fund

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–94.06%
Australia–1.78%
BlueScope Steel Ltd.	10,533	$103,891
Cochlear Ltd.	862	116,384
Metcash Ltd.	40,564	83,518
		303,793

Austria–1.25%
OMV AG	3,552	213,424

Canada–5.11%
ARC Resources Ltd.	7,526	91,763
Barrick Gold Corp.	7,933	114,620
Canadian National Railway Co.	933	75,075
Capital Power Corp.	5,332	100,970
Enerplus Corp.	16,411	150,486
Kinross Gold Corp.(a)	20,800	82,226
Russel Metals Inc.	4,133	92,393
West Fraser Timber Co., Ltd.	2,674	162,645
		870,178

China–1.29%
Yangzijiang Shipbuilding Holdings Ltd.	190,600	220,230

Denmark–1.77%
Dfds A/S	709	41,124
Vestas Wind Systems A/S	2,957	260,860
		301,984

Finland–1.23%
Outokumpu Oyj	5,419	51,258
UPM-Kymmene Oyj	5,261	158,117
		209,375

France–3.08%
Faurecia	1,325	96,329
Nexity S.A.	2,200	135,187
Peugeot S.A.	12,324	292,365
		523,881

Germany–4.83%
Covestro AG–REGS(b)	2,625	252,559
Hochtief AG	1,070	189,283
RWE AG(a)	4,530	113,244
Siltronic AG(a)	316	46,823
Software AG	3,775	192,215
Suedzucker AG	1,367	27,156
		821,280

Ireland–0.40%
Smurfit Kappa Group PLC	2,282	68,025

Japan–22.24%
AEON Mall Co., Ltd.	1,900	33,921
Asahi Glass Co., Ltd.	1,000	39,299

	Shares	Value
Japan–(continued)
Benesse Holdings, Inc.	1,000	$33,985
Brother Industries, Ltd.	13,000	313,723
Dai Nippon Printing Co., Ltd.	10,000	240,372
Daiichikosho Co., Ltd.	2,400	113,221
Daiwa House Industry Co., Ltd.	2,500	91,702
Denka Co., Ltd.	2,200	73,590
Fujitsu Ltd.	37,000	285,872
Haseko Corp.	6,300	91,499
Ibiden Co., Ltd.	17,300	290,230
JTEKT Corp.	4,800	79,310
K’s Holdings Corp.	6,200	142,230
Konica Minolta Inc.	4,000	35,078
Marubeni Corp.	17,400	116,571
Mazda Motor Corp.	6,100	88,042
Miraca Holdings Inc.	2,000	92,708
Mitsubishi Corp.	3,200	74,989
Mitsui & Co., Ltd.	11,700	174,995
mixi, Inc.	4,800	234,913
Nichirei Corp.	1,300	33,298
Nippon Express Co., Ltd.	500	31,793
Nippon Telegraph & Telephone Corp.	900	43,613
Nishimatsu Construction Co., Ltd.	3,600	109,180
Penta-Ocean Construction Co., Ltd.	43,000	285,042
TDK Corp.	600	46,318
Tokyo Gas Co., Ltd.	8,000	199,391
Toppan Printing Co., Ltd.	19,000	192,224
West Japan Railway Co.	2,800	197,471
		3,784,580

Netherlands–0.87%
BE Semiconductor Industries N.V.	626	49,187
PostNL N.V.	10,140	43,244
Randstad Holding N.V.	895	55,069
		147,500

Norway–0.50%
SalMar ASA	2,873	85,715

Panama–0.30%
Copa Holdings, S.A.–Class A	408	50,261

Singapore–0.50%
Genting Singapore PLC	58,400	52,269
SATS Ltd.	9,300	32,067
		84,336

Spain–1.97%
Distribuidora Internacional de Alimentacion S.A.(a)	39,314	192,347
Endesa, S.A.	1,144	26,186
Mediaset Espana Comunicacion S.A.	10,715	116,481
		335,014

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Market Neutral Fund

	Shares	Value
Sweden–1.39%
Intrum Justitia AB	4,910	$171,734
JM AB	2,433	64,201
		235,935

Switzerland–2.36%
Adecco Group AG	413	32,807
Georg Fischer AG	31	38,238
Lonza Group AG	899	238,808
Oriflame Holding AG	1,337	48,090
STMicroelectronics N.V.	1,848	43,485
		401,428

United Kingdom–9.32%
Electrocomponents PLC	15,299	141,040
Fiat Chrysler Automobiles N.V.(a)	16,858	291,426
GlaxoSmithKline PLC	7,162	128,695
Indivior PLC(a)	11,018	54,389
Moneysupermarket.com Group PLC	35,999	155,371
PageGroup PLC	10,980	68,130
Persimmon PLC	5,061	188,379
QinetiQ Group PLC	33,661	109,150
Rio Tinto PLC	1,171	55,199
Royal Dutch Shell PLC–Class B	1,828	58,846
Subsea 7 S.A.	9,666	162,475
Synthomer PLC	8,800	57,257
WH Smith PLC	4,232	115,078
		1,585,435

United States–33.87%
Aaron’s, Inc.	3,713	136,638
AGNC Investment Corp.	1,494	30,074
Amgen Inc.	506	88,661
Assured Guaranty Ltd.	1,540	57,134
AT&T Inc.	2,603	87,591
Baxter International Inc.	1,018	65,630
Best Buy Co., Inc.	3,195	178,856
Biogen Inc.(a)	717	223,460
Boeing Co. (The)	1,223	315,510
Cabot Corp.	1,843	112,349
Chemours Co. (The)	3,058	173,113
Cisco Systems, Inc.	6,385	218,048
Citigroup Inc.	4,090	300,615
Darden Restaurants, Inc.	1,562	128,506
Devon Energy Corp.	3,743	138,117
E*TRADE Financial Corp.(a)	942	41,062
Gilead Sciences, Inc.	3,045	228,253

	Shares	Value
United States–(continued)
Greif, Inc.–Class A	726	$40,315
HP Inc.	15,013	323,530
HRG Group, Inc.(a)	5,688	92,259
Humana Inc.	263	67,157
InterDigital, Inc.	1,220	89,487
Juniper Networks, Inc.	1,671	41,491
Lear Corp.	806	141,526
Lincoln National Corp.	678	51,379
LyondellBasell Industries N.V.–Class A	800	82,824
Navient Corp.	8,176	101,873
NCR Corp.(a)	784	25,159
Newmont Mining Corp.	3,910	141,386
Office Depot, Inc.	38,457	119,217
Pitney Bowes Inc.	3,700	50,838
Potlatch Corp.	1,165	60,347
Royal Caribbean Cruises Ltd.	264	32,675
Sanderson Farms, Inc.	323	48,311
Teradyne, Inc.	3,812	163,497
Transocean Ltd.(a)	13,091	137,455
Tupperware Brands Corp.	1,471	86,421
United Therapeutics Corp.(a)	404	47,910
Valero Energy Corp.	2,887	227,755
VeriSign, Inc.(a)	1,349	145,044
Vertex Pharmaceuticals Inc.(a)	642	93,880
VMware, Inc.–Class A(a)	769	92,042
Voya Financial, Inc.	6,177	248,068
Wal-Mart Stores, Inc.	634	55,355
WellCare Health Plans Inc.(a)	1,689	333,983
Whiting Petroleum Corp.(a)	5,717	34,359
Williams Cos., Inc. (The)	2,247	64,040
		5,763,200
Total Common Stocks & Other Equity Interests (Cost $12,585,369)		16,005,574

Money Market Funds–5.81%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(c)	593,079	593,079
Invesco Treasury Portfolio–Institutional Class, 0.94%(c)	395,386	395,386
Total Money Market Funds (Cost $988,465)		988,465
TOTAL INVESTMENTS IN SECURITIES–99.87% (Cost $13,573,834)		16,994,039
OTHER ASSETS LESS LIABILITIES–0.13%		22,949
NET ASSETS–100.00%		$17,016,988

Investment Abbreviations:

REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2017 was $252,559, which represented 1.48% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Market Neutral Fund

Open Over–The–Counter Total Return Swap Agreements
Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments (Received)	Value(2)(3)	Unrealized Appreciation (Depreciation)(2)(3)	Net Value of Reference Entities
Euro Area Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	$(2,126,515)	$—	$73,892	$73,892	$(2,052,890)
Canada Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(798,927)	—	14,647	14,647	(784,424)
Denmark Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(179,294)	—	5,842	5,842	(173,478)
Sweden Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(271,622)	—	4,871	4,871	(266,791)
Australia Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(190,705)	—	3,013	3,013	(187,720)
Hong Kong Equity Securities-Short	Morgan Stanley & Co. LLC	10/17/2019	Federal Funds floating rate	Monthly	(30,010)	—	259	259	(29,745)
Norway Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(160,312)	—	145	145	(160,191)
Subtotal — Appreciation						—	102,669	102,669	(3,655,239)
Japan Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(3,857,840)	—	(63,805)	(63,805)	(3,922,082)
Switzerland Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(411,319)	—	(60,018)	(60,018)	(471,390)
United States Equity Securities-Short	Morgan Stanley & Co. LLC	12/22/2017	Federal Funds floating rate	Monthly	(5,919,261)	—	(36,368)	(36,368)	(5,939,809)
United Kingdom Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(1,192,079)	—	(20,623)	(20,623)	(1,212,846)
Spain Equity Securities-Short	Morgan Stanley & Co. LLC	02/25/2019	Federal Funds floating rate	Monthly	(318,812)	—	(9,597)	(9,597)	(328,456)
Singapore Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(254,425)	—	(4,580)	(4,580)	(259,042)
Subtotal — Depreciation						—	(194,991)	(194,991)	(12,133,625)
Total Return Swap Agreements — Equity Risk						$—	$(92,322)	$(92,322)	$(15,788,864)

(1)	The Fund receives or pays the total return on the short positions underlying the total return swap, and receives a specific Federal Funds floating rate. The total return swaps are settled in U.S. Dollars.
(2)	Amount includes $(14,579) of dividends payable and financing fees related to the reference entities.
(3)	Swaps are collateralized by $83,397 cash held with Morgan Stanley & Co. LLC, the Counterparty.

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of October 31, 2017.

	Shares	Value	Percentage of Reference Entities
Equity Securities — Short–100.00%
Australia–1.21%
Bank of Queensland Ltd.	(12,361)	$(126,400)	0.83
Brambles Ltd.	(4,096)	(29,658)	0.19
Crown Resorts Ltd.	(3,563)	(31,662)	0.19
		(187,720)	1.21

Canada–5.09%
Enbridge Inc.	(927)	(35,626)	0.23
Gildan Activewear Inc.	(4,462)	(136,547)	0.89
Hydro One Ltd.	(5,009)	(88,563)	0.57
Osisko Gold Royalties Ltd.	(2,380)	(29,960)	0.19
Ritchie Bros. Auctioneers Inc.	(6,252)	(175,333)	1.14
Stella–Jones Inc.	(4,910)	(191,818)	1.25
Wheaton Precious Metals Corp.	(6,100)	(126,577)	0.82
		(784,424)	5.09

Denmark–1.14%
Genmab A/S	(859)	(173,478)	1.14

Euro Area–13.53%
Amer Sports Oyj	(1,359)	(33,831)	0.22
Anheuser–Busch InBev S.A./N.V.	(1,322)	(161,777)	1.06
Banco BPM S.p.A.	(25,730)	(89,739)	0.60
Banco Comercial Portugues, S.A.	(233,456)	(69,756)	0.44
Bayerische Motoren Werke AG	(1,367)	(139,337)	0.88
Bollore S.A.	(25,568)	(123,604)	0.77

	Shares	Value	Percentage of Reference Entities
Euro Area–(continued)
Daimler AG	(3,584)	$(297,636)	1.84
DBV Technologies S.A.	(3,079)	(139,039)	1.03
GEA Group AG	(1,792)	(86,412)	0.54
Groupe Eurotunnel SE	(5,916)	(74,360)	0.47
IMMOFINANZ AG	(16,814)	(42,523)	0.28
MorphoSys AG	(3,893)	(338,126)	2.15
Nokia Oyj	(50,911)	(250,035)	1.97
SBM Offshore N.V.	(9,393)	(167,630)	1.03
Unipol Gruppo S.p.A.	(8,661)	(39,085)	0.25
		(2,052,890)	13.53

Hong Kong–0.19%
MGM China Holdings Ltd.	(13,200)	(29,745)	0.19

Japan–24.55%
Asahi Intecc Co., Ltd.	(1,400)	(80,781)	0.49
Daifuku Co., Ltd.	(3,500)	(169,628)	1.05
Fast Retailing Co., Ltd.	(100)	(33,081)	0.21
Hamamatsu Photonics K.K.	(8,400)	(270,050)	1.69
JGC Corp.	(15,200)	(252,553)	1.61
Kansai Paint Co., Ltd.	(8,500)	(217,341)	1.33
Keihan Holdings Co., Ltd.	(4,400)	(133,908)	0.85
Keyence Corp.	(500)	(276,322)	1.70
Kintetsu Group Holdings Co., Ltd.	(800)	(30,610)	0.20
Koito Manufacturing Co., Ltd.	(2,000)	(132,641)	0.85
Kyushu Electric Power Co., Inc.	(6,100)	(69,215)	0.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Japan–(continued)
Maruichi Steel Tube Ltd.	(1,400)	$(42,484)	0.26
MISUMI Group Inc.	(11,800)	(321,752)	1.96
Nidec Corp.	(1,600)	(211,030)	1.33
Nihon M&A Center Inc.	(3,500)	(166,549)	1.04
Nintendo Co., Ltd.	(300)	(115,578)	0.73
Nippon Paint Holdings Co., Ltd.	(7,600)	(266,057)	1.68
Nitori Holdings Co., Ltd.	(500)	(72,368)	0.47
Ryohin Keikaku Co., Ltd.	(300)	(88,134)	0.55
Shimadzu Corp.	(5,000)	(103,263)	0.65
Shimano Inc.	(600)	(81,643)	0.52
SoftBank Group Corp.	(1,300)	(113,740)	0.73
Start Today Co., Ltd.	(1,000)	(27,179)	0.20
Topcon Corp.	(9,200)	(192,837)	1.17
Tsuruha Holdings Inc.	(1,100)	(135,746)	0.86
Welcia Holdings Co., Ltd.	(4,400)	(166,418)	1.05
Yamaha Motor Co., Ltd.	(5,100)	(151,174)	0.94
		(3,922,082)	24.55

Norway–1.02%
Schibsted ASA–Class A	(3,999)	(103,104)	0.66
Schibsted ASA–Class B	(2,435)	(57,087)	0.36
		(160,191)	1.02

Singapore–1.62%
Sembcorp Industries Ltd.	(107,000)	(259,042)	1.62

Spain–2.03%
Acerinox S.A.	(3,936)	(56,557)	0.37
Cellnex Telecom S.A.	(4,843)	(120,251)	0.75
Inmobiliaria Colonial Socimi S.A.	(15,936)	(151,648)	0.91
		(328,456)	2.03

Sweden–1.73%
Fastighets AB Balder–Class B	(8,015)	(208,719)	1.38
Lundin Petroleum AB	(2,469)	(58,072)	0.35
		(266,791)	1.73

Switzerland–2.62%
ams AG	(2,115)	(192,822)	0.89
Panalpina Welttransport Holding AG	(770)	(105,975)	0.65
Vifor Pharma AG	(1,342)	(172,593)	1.08
		(471,390)	2.62

United Kingdom–7.59%
BBA Aviation PLC	(58,194)	(245,984)	1.50
Cobham PLC	(20,730)	(38,277)	0.24
Dixons Carphone PLC	(11,903)	(27,418)	0.18
Essentra PLC	(21,356)	(150,925)	0.92
Fresnillo PLC	(6,116)	(105,781)	0.71
GVC Holdings PLC	(3,157)	(39,317)	0.24
Hikma Pharmaceuticals PLC	(4,038)	(62,438)	0.40
Just Eat PLC	(15,709)	(162,769)	0.95
Mediclinic International PLC	(13,055)	(100,932)	0.68

	Shares	Value	Percentage of Reference Entities
United Kingdom–(continued)
Paddy Power Betfair PLC	(2,265)	$(231,830)	1.47
Serco Group PLC	(30,457)	(47,175)	0.30
		(1,212,846)	7.59

United States–37.68%
Acadia Healthcare Co., Inc.	(1,159)	(36,346)	0.33
ACADIA Pharmaceuticals Inc.	(2,185)	(76,103)	0.50
Advance Auto Parts, Inc.	(427)	(34,903)	0.23
Alnylam Pharmaceuticals, Inc.	(408)	(49,711)	0.30
Alphabet Inc.–Class A	(32)	(33,057)	0.20
Alphabet Inc.–Class C	(189)	(192,145)	1.16
Avnet, Inc.	(1,462)	(58,187)	0.37
Ball Corp.	(4,734)	(203,230)	1.29
Bank of the Ozarks	(864)	(40,280)	0.25
Callon Petroleum Co.	(6,190)	(68,647)	0.41
Cavium Inc.	(3,003)	(207,177)	1.31
Charter Communications, Inc.–Class A	(146)	(48,789)	0.32
Cheniere Energy, Inc.	(3,164)	(147,885)	0.92
Chipotle Mexican Grill, Inc.	(256)	(69,606)	0.52
Compass Minerals International, Inc.	(1,348)	(88,429)	0.57
Coty Inc.–Class A	(10,215)	(157,311)	1.00
Cousins Properties, Inc.	(3,835)	(34,592)	0.23
Dentsply Sirona Inc.	(1,433)	(87,513)	0.56
DexCom Inc.	(2,411)	(108,423)	0.69
Diamondback Energy Inc.	(1,567)	(167,920)	1.00
Diebold Nixdorf, Inc.	(3,500)	(67,550)	0.47
Dominion Energy, Inc.	(2,127)	(172,585)	1.09
Education Realty Trust, Inc.	(1,480)	(51,652)	0.34
Ellie Mae, Inc.	(582)	(52,351)	0.33
Envision Healthcare Corp.	(4,911)	(209,209)	1.38
Equinix, Inc.	(115)	(53,303)	0.34
Fastenal Co.	(2,401)	(112,775)	0.75
FireEye, Inc.	(3,073)	(51,995)	0.33
Gulfport Energy Corp.	(12,210)	(167,277)	1.05
Hexcel Corp.	(2,100)	(127,449)	0.84
Howard Hughes Corp. (The)	(1,625)	(207,399)	1.30
Johnson Controls International PLC	(5,548)	(229,632)	1.47
Kennedy–Wilson Holdings Inc.	(8,592)	(167,114)	1.06
Kroger Co. (The)	(1,301)	(26,931)	0.18
LCI Industries	(283)	(35,035)	0.22
MACOM Technology Solutions Holdings, Inc.	(1,035)	(42,311)	0.26
Markel Corp.	(210)	(227,703)	1.44
Mattel, Inc.	(8,358)	(118,015)	0.82
Monro, Inc.	(2,191)	(108,126)	0.70
Murphy USA Inc.	(980)	(72,873)	0.46
National Instruments Corp.	(751)	(33,795)	0.21
Neurocrine Biosciences, Inc.	(1,780)	(110,556)	0.66
O’Reilly Automotive, Inc.	(222)	(46,831)	0.29

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
United States–(continued)
Parsley Energy, Inc.–Class A	(7,579)	$(201,601)	1.17
Schlumberger Ltd.	(800)	(51,200)	0.32
SM Energy Co.	(2,991)	(63,798)	0.34
Tesla Inc.	(136)	(45,088)	0.29
Tractor Supply Co.	(3,034)	(182,829)	1.13
Ultimate Software Group, Inc. (The)	(400)	(81,036)	0.49
United Bankshares, Inc.	(4,117)	(148,006)	0.96
ViaSat, Inc.	(3,193)	(207,864)	1.31
Visa Inc.–Class A	(961)	(105,691)	0.66
Vulcan Materials Co.	(260)	(31,655)	0.20
Wabtec Corp.	(1,185)	(90,653)	0.58
WEC Energy Group, Inc.	(1,989)	(134,039)	0.85
Western Alliance Bancorp	(1,700)	(94,860)	0.60
Zayo Group Holdings, Inc.	(2,739)	(98,768)	0.63
		(5,939,809)	37.68
Total Equity Securities — Short		$(15,788,864)	100.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Market Neutral Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $12,585,369)	$16,005,574
Investments in affiliated money market funds, at value and cost	988,465
Other investments:
Unrealized appreciation on swap agreements — OTC	102,669
Deposits with brokers:
Cash Collateral — OTC derivatives	83,397
Foreign currencies, at value (Cost $18,186)	18,189
Receivable for:
Fund shares sold	11,485
Dividends	43,061
Investment for trustee deferred compensation and retirement plans	7,291
Other assets	56,752
Total assets	17,316,883

Liabilities:
Other investments:
Unrealized depreciation on swap agreements — OTC	194,991
Payable for:
Accrued fees to affiliates	9,217
Accrued trustees’ and officers’ fees and benefits	1,871
Accrued other operating expenses	86,525
Trustee deferred compensation and retirement plans	7,291
Total liabilities	299,895
Net assets applicable to shares outstanding	$17,016,988

Net assets consist of:
Shares of beneficial interest	$12,653,838
Undistributed net investment income	(57,750)
Undistributed net realized gain	1,093,127
Net unrealized appreciation	3,327,773
$17,016,988

Net Assets:
Class A	$7,654,356
Class C	$381,347
Class R	$32,240
Class Y	$7,476,400
Class R5	$507,016
Class R6	$965,629

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	760,732
Class C	38,875
Class R	3,231
Class Y	737,486
Class R5	50,001
Class R6	95,209
Class A:
Net asset value per share	$10.06
Maximum offering price per share
(Net asset value of $10.06 ÷ 94.50%)	$10.65
Class C:
Net asset value and offering price per share	$9.81
Class R:
Net asset value and offering price per share	$9.98
Class Y:
Net asset value and offering price per share	$10.14
Class R5:
Net asset value and offering price per share	$10.14
Class R6:
Net asset value and offering price per share	$10.14

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Market Neutral Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $20,898)	$366,538
Dividends from affiliated money market funds	7,994
Total investment income	374,532

Expenses:
Advisory fees	186,554
Administrative services fees	50,000
Custodian fees	10,000
Distribution fees:
Class A	18,913
Class C	4,221
Class R	139
Transfer agent fees — A, C, R and Y	14,795
Transfer agent fees — R5	55
Transfer agent fees — R6	97
Trustees’ and officers’ fees and benefits	20,361
Registration and filing fees	80,222
Reports to shareholders	25,687
Professional services fees	92,457
Other	13,555
Total expenses	517,056
Less: Fees waived and expenses reimbursed	(259,916)
Net expenses	257,140
Net investment income	117,392

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,512,587
Foreign currencies	5,291
Swap agreements	(2,933,067)
(1,415,189)
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,894,379
Foreign currencies	2,483
Swap agreements	(270,324)
1,626,538
Net realized and unrealized gain	211,349
Net increase in net assets resulting from operations	$328,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Market Neutral Fund

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$117,392	$245,562
Net realized gain (loss)	(1,415,189)	(2,575,111)
Change in net unrealized appreciation	1,626,538	1,445,322
Net increase (decrease) in net assets resulting from operations	328,741	(884,227)

Distributions to shareholders from net realized gains:
Class A	—	(14,354)
Class C	—	(1,226)
Class R	—	(43)
Class Y	—	(31,654)
Class R5	—	(1,295)
Class R6	—	(1,692)
Total distributions from net realized gains	—	(50,264)

Share transactions–net:
Class A	(190,910)	2,295,064
Class C	(256,799)	115,558
Class R	8,513	8,382
Class Y	(4,966,606)	480,103
Class R6	162,755	144,850
Net increase (decrease) in net assets resulting from share transactions	(5,243,047)	3,043,957
Net increase (decrease) in net assets	(4,914,306)	2,109,466

Net assets:
Beginning of year	21,931,294	19,821,828
End of year (includes undistributed net investment income of $(57,750) and $(183,040), respectively)	$17,016,988	$21,931,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Global Market Neutral Fund

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Global Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

18                         Invesco Global Market Neutral Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the

19                         Invesco Global Market Neutral Fund

Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

20                         Invesco Global Market Neutral Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective January 1, 2017, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.93%
Next $500 million	0.91%
Next $1.5 billion	0.89%
Next $2.5 billion	0.87%
Next $2.5 billion	0.85%
Next $2.5 billion	0.83%
Over $10 billion	0.81%

Prior to January 1, 2017, the Fund paid an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 1.01%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets (the “expense limits”), respectively. Prior to January 1, 2017, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $244,969 and reimbursed class level expenses of $6,545, $365, $24, $7,861, $55 and $97 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

21                         Invesco Global Market Neutral Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $116 in front-end sales commissions from the sale of Class A shares and $5 from Class C shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were transfers from Level 1 to Level 2 of $1,727,914 and from Level 2 to Level 1 of $1,331,139, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$83,518	$220,275	$—	$303,793
Austria	213,424	—	—	213,424
Canada	870,178	—	—	870,178
China	220,230	—	—	220,230
Denmark	301,984	—	—	301,984
Finland	209,375	—	—	209,375
France	523,881	—	—	523,881
Germany	352,282	468,998	—	821,280
Ireland	68,025	—	—	68,025
Japan	411,878	3,372,702	—	3,784,580
Netherlands	147,500	—	—	147,500
Norway	85,715	—	—	85,715
Panama	50,261	—	—	50,261
Singapore	84,336	—	—	84,336
Spain	335,014	—	—	335,014
Sweden	64,201	171,734	—	235,935
Switzerland	282,294	119,134	—	401,428
United Kingdom	1,188,724	396,711	—	1,585,435
United States	5,763,200	—	—	5,763,200
Money Market Funds	988,465	—	—	988,465
	12,244,485	4,749,554	—	16,994,039
Swap Agreements*	—	(92,322)	—	(92,322)
Total Investments	$12,244,485	$4,657,232	$—	$16,901,717

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

22                         Invesco Global Market Neutral Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2017:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements — OTC	$102,669
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$102,669

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on swap agreements — OTC	$(194,991)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(194,991)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
Counterparty	Swap Agreements	Swap Agreements		Non-Cash	Cash
Morgan Stanley & Co. LLC	$102,669	$(194,991)	$(92,322)	$—	$83,397	$(8,925)

Effect of Derivative Investments for the year ended October 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(2,933,067)
Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	$(270,324)
Total	$(3,203,391)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$17,218,041

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

23                         Invesco Global Market Neutral Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Long-term capital gain	$—	$50,264

Tax Components of Net Assets at Period-End:

2017
Undistributed long-term gain	$1,153,027
Net unrealized appreciation — investments	3,215,807
Net unrealized appreciation — other investments	793
Temporary book/tax differences	(6,477)
Shares of beneficial interest	12,653,838
Total net assets	$17,016,988

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to passive foreign investment companies and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2017.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $6,097,949 and $13,707,144, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,890,967
Aggregate unrealized (depreciation) of investments	(675,160)
Net unrealized appreciation of investments	$3,215,807

Cost of investments for tax purposes is $13,685,910.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreements and net operating loss, on October 31, 2017, undistributed net investment income was increased by $7,898, undistributed net realized gain was increased by $2,900,770 and shares of beneficial interest was decreased by $2,908,668. This reclassification had no effect on the net assets of the Fund.

24                         Invesco Global Market Neutral Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	50,956	$506,412	323,878	$3,282,254
Class C	8,688	84,771	197,014	1,998,263
Class R	863	8,513	2,586	26,252
Class Y	87,656	880,836	442,472	4,518,995
Class R6	32,982	330,711	22,473	224,372

Issued as reinvestment of dividends:
Class A	—	—	264	2,697
Class C	—	—	119	1,200
Class R	—	—	2	16
Class Y	—	—	1,953	20,025
Class R6	—	—	39	397

Reacquired:
Class A	(69,912)	(697,322)	(98,828)	(989,887)
Class C	(34,891)	(341,570)	(191,138)	(1,883,905)
Class R	—	—	(1,854)	(17,886)
Class Y	(581,028)	(5,847,442)	(404,130)	(4,058,917)
Class R6	(16,681)	(167,956)	(7,869)	(79,919)
Net increase (decrease) in share activity	(521,367)	$(5,243,047)	286,981	$3,043,957

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 62% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

25                         Invesco Global Market Neutral Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$9.91	$0.05	$0.10	$0.15	$—	$—	$—	$10.06	1.51%		$7,654	1.52	%(d)	2.93	%(d)	0.51	%(d)	35%
Year ended 10/31/16	10.31	0.10	(0.47)	(0.37)	—	(0.03)	(0.03)	9.91	(3.64)		7,729	1.61		2.89		1.00		79
Year ended 10/31/15	10.49	0.07	(0.06)	0.01	(0.18)	(0.01)	(0.19)	10.31	0.16	(e)	5,716	1.61		3.28		0.69		77
Year ended 10/31/14(f)	10.00	0.04	0.45	0.49	—	—	—	10.49	4.90	(g)	5,197	1.61	(h)	4.61	(h)	0.43	(h)	46
Class C
Year ended 10/31/17	9.74	(0.02)	0.09	0.07	—	—	—	9.81	0.72		381	2.27	(d)	3.68	(d)	(0.24	)(d)	35
Year ended 10/31/16	10.20	0.03	(0.46)	(0.43)	—	(0.03)	(0.03)	9.74	(4.27)		634	2.36		3.64		0.25		79
Year ended 10/31/15	10.41	(0.01)	(0.03)	(0.04)	(0.16)	(0.01)	(0.17)	10.20	(0.35	)(e)	603	2.36		4.03		(0.06)		77
Year ended 10/31/14(f)	10.00	(0.03)	0.44	0.41	—	—	—	10.41	4.10	(g)	123	2.36	(h)	5.36	(h)	(0.32	)(h)	46
Class R
Year ended 10/31/17	9.86	0.03	0.09	0.12	—	—	—	9.98	1.22		32	1.77	(d)	3.18	(d)	0.26	(d)	35
Year ended 10/31/16	10.27	0.08	(0.46)	(0.38)	—	(0.03)	(0.03)	9.86	(3.75)		23	1.86		3.14		0.75		79
Year ended 10/31/15	10.46	0.05	(0.05)	(0.00)	(0.18)	(0.01)	(0.19)	10.27	(0.01	)(e)	17	1.86		3.53		0.44		77
Year ended 10/31/14(f)	10.00	0.02	0.44	0.46	—	—	—	10.46	4.60	(g)	14	1.86	(h)	4.86	(h)	0.18	(h)	46
Class Y
Year ended 10/31/17	9.96	0.08	0.10	0.18	—	—	—	10.14	1.81		7,476	1.27	(d)	2.68	(d)	0.76	(d)	35
Year ended 10/31/16	10.34	0.13	(0.48)	(0.35)	—	(0.03)	(0.03)	9.96	(3.43)		12,261	1.36		2.64		1.25		79
Year ended 10/31/15	10.52	0.10	(0.06)	0.04	(0.21)	(0.01)	(0.22)	10.34	0.38	(e)	12,305	1.36		3.03		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.46	0.52	—	—	—	10.52	5.20	(g)	7,311	1.36	(h)	4.36	(h)	0.68	(h)	46
Class R5
Year ended 10/31/17	9.96	0.08	0.10	0.18	—	—	—	10.14	1.81		507	1.26	(d)	2.60	(d)	0.77	(d)	35
Year ended 10/31/16	10.34	0.13	(0.48)	(0.35)	—	(0.03)	(0.03)	9.96	(3.43)		498	1.36		2.56		1.25		79
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	(0.22)	10.34	0.47	(e)	517	1.36		2.97		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.45	0.51	—	—	—	10.51	5.10	(g)	671	1.36	(h)	4.33	(h)	0.68	(h)	46
Class R6
Year ended 10/31/17	9.97	0.08	0.09	0.17	—	—	—	10.14	1.71		966	1.26	(d)	2.60	(d)	0.77	(d)	35
Year ended 10/31/16	10.34	0.13	(0.47)	(0.34)	—	(0.03)	(0.03)	9.97	(3.33)		786	1.36		2.56		1.25		79
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	(0.22)	10.34	0.47	(e)	664	1.36		2.97		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.45	0.51	—	—	—	10.51	5.10	(g)	573	1.36	(h)	4.33	(h)	0.68	(h)	46

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $7,565, $422, $28, $9,086, $500 and $878 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.11 per share. Had the pay-in not been made, the total return would have been (0.91)%, (1.42)%, (1.09)%, (0.69)%, (0.60)% and (0.60)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement December 19, 2013.
(g)	Amount includes the effect of the Adviser pay-in for the economic loss of $0.41 per share. Had the pay-in not been made, the total return would have been 0.80%, 0.10%, 0.60%, 1.00%, 1.00% and 1.00% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(h)	Annualized.

26                         Invesco Global Market Neutral Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Global Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Market Neutral Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 19, 2013 (commencement of investment operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

27                         Invesco Global Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,003.00	$7.52	$1,017.69	$7.58	1.49%
C	1,000.00	999.00	11.29	1,013.91	11.37	2.24
R	1,000.00	1,002.00	8.78	1,016.43	8.84	1.74
Y	1,000.00	1,004.00	6.26	1,018.95	6.31	1.24
R5	1,000.00	1,004.00	6.26	1,018.95	6.31	1.24
R6	1,000.00	1,004.00	6.26	1,108.95	6.31	1.24

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28                         Invesco Global Market Neutral Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Market Neutral Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Deutschland GmbH currently manages assets of the Fund.

The Board noted that the Fund had only three years of performance history and compared the Fund’s investment performance during the past one and three calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Equity Market Neutral Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

29                         Invesco Global Market Neutral Fund

management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The

Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30                         Invesco Global Market Neutral Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Market Neutral Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GMN-AR-1 12202017 1347

Annual Report to Shareholders October 31, 2017

Invesco

Invesco Global Targeted Returns Fund

Nasdaq:
A: GLTAX ▪ C: GLTCX ▪ R: GLTRX ▪ Y: GLTYX ▪ R5: GLTFX ▪ R6: GLTSX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
11	Consolidated Schedule of Investments
54	Consolidated Financial Statements
57	Notes to Consolidated Financial Statements
68	Financial Highlights
69	Auditor's Report
70	Fund Expenses
71	Approval of Investment Advisory and Sub-Advisory Contracts
73	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European

Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Global Targeted Returns Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Global Targeted Returns Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Global Targeted Returns Fund (the Fund), at net asset value (NAV), outperformed the Citi US Three-Month Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.32%
Class C Shares	0.52
Class R Shares	0.99
Class Y Shares	1.48
Class R5 Shares	1.58
Class R6 Shares	1.59
Citi US Three-Month Treasury Bill Index▼ (Broad Market/Style Specific Index)*	0.71
U.S. 3-Month Treasury Bill Index∎ (Former Broad Market/Style-Specific Index)*	0.80

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

*The Fund has elected to use the Citi US Three-Month Treasury Bill Index rather than the U.S. 3-Month Treasury Bill Index as its broad market/style-specific index because the Citi US Three-Month Treasury Bill Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

The Fund targets an annual gross return of 5% above three-month US Treasury bills and aims to achieve this with less than half the volatility of global equities (as represented by the MSCI World Index), over a rolling three-year period. The Fund seeks to achieve these targets by investing in good long-term investment ideas

(typically 20-30) that are combined through a robust risk-managed process into a single portfolio. There is no guarantee that the Fund will achieve either a positive return or its target return, and an investor may lose money by investing in the Fund. Each idea reflects a fundamental macroeconomic view with regard to asset classes, geographies, currencies or sectors globally that have the potential to

Portfolio Composition
By asset type
	Risk Allocation[1]	Notional Value as % of Total Net Assets[2]	Value as % of Total Net Assets[3]
Commodity	5.10%	23.65%	-0.01%
Credit	7.03	27.33	16.12
Currency	25.73	295.87	2.00
Equity	30.90	285.21	44.02
Inflation	9.31	196.87	0.03
Interest Rate	17.94	198.23	11.41
Volatility[4]	3.99	1.22	-0.63
Money Market Funds Plus Other Assets Less Liabilities	–	–	27.06

deliver a positive return over a two- to three-year time horizon. We then identify what we believe is the best way to implement these ideas. This can include investments in a wide range of asset types including derivative instruments and physical securities, including underlying investment companies.

    The reporting period began with major US stock market indexes posting gains and most hitting record highs following the US presidential election. Investors believed that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when it appeared that enacting significant regulatory and tax reform might be more difficult than previously anticipated.

    Outside the US, Brexit (the UK’s plan to leave the European Union) remained a source of political and economic uncertainty, while improved economic data and confidence surveys raised the prospect of less accommodative monetary policy in continental Europe. In Asia, increased exports helped Japan’s economy, while China’s economy continued to stabilize. Most emerging markets performed well during the reporting period. In addition to an improving global economic outlook, other positive tailwinds for international markets included continued weakness in the US dollar and reduced expectations for a major shift in US trade policy.

    One of the significant contributors to Fund performance during the reporting period was the Equity – Selective Asia

Total Net Assets	$148.4 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of October 31, 2017.

1	The values in this column represent the Adviser’s proprietary measure of risk that each asset type contributes to the Fund. The risk associated with each asset type is calculated by aggregating the independent risk, as of the end of the fiscal period, of each of the Fund’s investment ideas that are included in that asset type. Independent risk is determined by measuring the historical price volatility of the assets or asset classes that comprise the investment idea using a statistical measurement called standard deviation. Standard deviation measures how much historical prices vary from their average over a certain period of time. The risk of each investment idea takes into account the Adviser’s evaluation of the risk dynamics and expected correlation of the components of the investment idea based on historical price movements. Historical price movements may not be representative of future price movements and, therefore, the actual risk of each asset type may be much greater or lower than the values shown. In addition, there are ways to measure risk other than standard deviation which, if used, may have resulted in a different risk allocation.
2	The values in this column represent the gross notional amount of the derivative instruments and other investments held by the Fund, including purchased and written options, futures, forwards, swaps and investment companies. The notional amount of a derivative is the nominal or face amount used to calculate payments made on the instrument. The gross notional amount does not reflect any offsetting or netting of long and short positions. The notional amounts of derivatives and other investments denominated in foreign currencies have been adjusted to the US dollar equivalent using spot exchange rates. See the Consolidated Schedule of Investments for a complete list of derivative instruments held by the Fund as of October 31, 2017.
3	The percentages in this column were calculated by adding the market value of purchased options and sovereign debt securities, the net unrealized appreciation/depreciation of written options, futures, swaps and forwards, and the net asset value of investments in affiliated issuers held by the Fund. See the Consolidated Schedule of Investments for the complete list of derivative instruments held by the Fund as of October 31, 2017.
4	Includes the volatility and variance swaps held by the Fund, the gains and losses on which are driven by the volatility (i.e., the positive and negative changes in value over time) of a particular asset, such as stocks or currencies, and not by the asset itself.

4 Invesco Global Targeted Returns Fund

Exposure idea. We implemented the idea by reflecting two Asian equity strategies managed by our Invesco colleagues and tailored this idea by using index futures. The idea benefited from the strong performance of the underlying strategies as well as its overweight exposure to the Taiwanese equity market, which performed well on an improved outlook for global growth. In the Interest Rates – Swap Spreads idea, we sought to capitalize on long-dated UK gilts and US Treasuries, which appeared to be trading at historically cheap levels versus other similar interest rate swaps. Midway through the reporting period, this idea benefited as spreads between long-dated government bonds and interest rate swaps narrowed in both the US and the UK. Our Equity – Japan idea was a solid performer during the reporting period, particularly during the latter half. This idea was rewarded by strong gains in Japanese equity markets during the run-up to Prime Minister Abe’s landslide re-election win.

    Among the most significant detractors from Fund performance for the reporting period was the Currency – Japanese Yen vs Korean Won idea, which favored the Japanese yen against the relatively more expensive Korean won. The yen depreciated early in the reporting period as Japanese authorities maintained their quantitative easing efforts despite increasing pressure on bond yields globally. Later in the reporting period, the yen and won remained relatively range bound as tensions between the US and North Korea put some pressure on the South Korean won. The Currency – US Dollar vs Euro idea, which seeks to benefit from the US dollar strengthening versus the euro due to relatively favorable long-term economic growth dynamics in the US, was a detractor in the latter half of the reporting period. Several European events proved accretive for the euro, including broadly positive European economic data, markets speculating the European Central Bank would begin unwinding its accommodative monetary policy and the election of a pro-European French president. The US dollar was also under pressure because of concerns over a slowdown in tax reform and other pro-growth policies of the Trump administration. Our Equity – US Staples vs Discretionary idea detracted from the Fund’s performance early in the reporting period. While the idea provided diversification with negative correlation to equity markets and low correlation with other ideas in the strategy, it was already under review and ultimately removed from the Fund in November 2016 following the

Trump presidential election victory and his administration’s pro-growth agenda.

    While the Fund is focused on the return and risk attributes of each idea individually and its impact on the other ideas in the Fund, there were some shifts in positioning during the reporting period that could be identified more broadly. We lowered the number of total investment ideas in the portfolio over the reporting period and increased risk-on positioning while maintaining diversification across seven asset classes and continuing to have broad geographic representation. After adding our first commodity idea to the portfolio last year, it was supplemented with another commodity idea which seeks to take advantage of the shape of the commodity curve and potentially benefit from rising energy prices.

    On March 28, 2017, the Fund transitioned the manner in which it obtains equity and fixed income market exposure from a fund-of-funds structure to a sleeved structure. Pursuant to a sleeve structure, the Fund invests directly in individual securities rather than investing in underlying funds.

    We believe economic growth is being boosted by cyclical factors such as consumption and trade, but structural issues such as high debt and declining global liquidity could hinder it. We believe low inflation may persist due to a lack of pricing power and debt overhang. Policy conflicts are influencing decision making, which could drive uncertainty both for the US dollar and for core bond markets. A weakened US dollar is a boon to emerging markets, but its popularity as a borrowed currency typically indicates that it still has support. Credit markets look expensive and vulnerable to policy changes, and equity returns are dominated by income. For these reasons, diversified alpha through actively-managed equity and credit strategies is a useful source of potential value. Volatility remains stubbornly low, but macroeconomic uncertainties suggest this may be unsustainable and may rise.

    As indicated throughout this report, the investment ideas make significant use of derivative instruments. Therefore, the performance of the Fund, both positive and negative, can be attributed largely to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We thank you for your investment in Invesco Global Targeted Returns Fund.

1	Source: Bloomberg L.P.
2	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

David Millar Portfolio Manager, is lead manager of Invesco Global Targeted Returns Fund. He joined
Invesco in 2013. Mr. Millar earned a BSc (Hons) degree in mathematical statistics from the University of Cape Town. He is a Fellow of the Institute and Faculty of Actuaries.

Richard Batty Portfolio Manager, is manager of Invesco Global Targeted Returns Fund. He joined Invesco in 2013.
Mr. Batty earned a PhD in financial economics from Brunel University.

Dave Jubb Portfolio Manager, is manager of Invesco Global Targeted Returns Fund. He joined Invesco in 2013.
Mr. Jubb earned a Bsc (Hons) in mathematics from St. Andrews University. He is a Fellow of the Institute and Faculty of Actuaries.

5 Invesco Global Targeted Returns Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund elected to use the Citi US Three-Month Treasury Bill Index rather than the U.S. 3-Month Treasury Bill Index as its broad market/style-specific index because the Citi US Three-Month Treasury Bill Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 10

∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6 Invesco Global Targeted Returns Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	0.61%
1 Year	-4.25

Class C Shares
Inception (12/19/13)	1.31%
1 Year	-0.45

Class R Shares
Inception (12/19/13)	1.83%
1 Year	0.99

Class Y Shares
Inception (12/19/13)	2.33%
1 Year	1.48

Class R5 Shares
Inception (12/19/13)	2.36%
1 Year	1.58

Class R6 Shares
Inception (12/19/13)	2.33%
1 Year	1.59

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.37%, 3.12%, 2.62%, 2.12%, 2.11% and 2.02%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	0.41%
1 Year	-5.28

Class C Shares
Inception (12/19/13)	1.15%
1 Year	-1.55

Class R Shares
Inception (12/19/13)	1.68%
1 Year	0.08

Class Y Shares
Inception (12/19/13)	2.17%
1 Year	0.48

Class R5 Shares
Inception (12/19/13)	2.20%
1 Year	0.48

Class R6 Shares
Inception (12/19/13)	2.17%
1 Year	0.48

charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.42% for Invesco Global Targeted Returns Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.
3	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7 Invesco Global Targeted Returns Fund

Invesco Global Targeted Returns Fund’s investment objective is to seek a positive total return over the long term in all market environments.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of a recent announcement by the Internal Revenue Service, the Fund intends to invest in commodity-linked notes: (a) directly, generally only to the extent that it obtains an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Global Targeted Returns Fund

rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.

∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.
∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎

Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption

9 Invesco Global Targeted Returns Fund

of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although the Fund’s investment strategy targets a specific volatility level, certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

∎	The Citi US Three-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The U.S. 3-Month Treasury Bill Index is tracked by Lipper to provide performance for the three-month US Treasury bill.
∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

continued on page 6

10 Invesco Global Targeted Returns Fund

Consolidated Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–40.60%
Australia–0.22%
Alumina Ltd.	14,874	$26,707
Amcor Ltd.	7,370	89,353
Fairfax Media Ltd.	26,574	22,404
Metcash Ltd.	20,095	41,374
Mineral Resources Ltd.	1,240	16,604
Newcrest Mining Ltd.	2,180	37,193
Origin Energy Ltd.(a)	6,118	37,289
Woodside Petroleum Ltd.	2,516	59,358
		330,282

Austria–0.07%
OMV AG	1,815	109,055

Belgium–0.06%
Proximus S.A.	2,812	93,390

Brazil–0.15%
BRF S.A.(a)	4,300	58,257
EZ Tec Empreendimentos e Participacoes S.A.	10,500	69,266
Kroton Educacional S.A.	6,800	37,707
Telefonica Brasil S.A.–Preference Shares	3,300	50,923
		216,153

Canada–0.30%
Canadian Natural Resources Ltd.	6,572	229,340
Goldcorp, Inc.	5,683	74,220
Methanex Corp.	1,453	70,834
PrairieSky Royalty Ltd.	2,657	70,724
		445,118

China–2.18%
51job, Inc.–ADR (a)	2,402	148,684
Alibaba Group Holding Ltd.–ADR(a)	1,044	193,025
Autohome Inc.–ADR(a)	1,059	60,903
Baidu, Inc.–ADR(a)	1,600	390,304
Changyou.com Ltd.–ADR(a)	465	18,014
China Biologic Products Holdings, Inc.(a)	510	39,632
China Communications Services Corp. Ltd.–Class H	8,000	4,851
China Conch Venture Holdings Ltd.	44,000	89,676
China Literature Ltd.(a)(b)	8	57
China Mobile Ltd.	34,000	341,464
China Resources Power Holdings Co. Ltd.	46,000	88,446
CNOOC Ltd.	144,000	196,972
ENN Energy Holdings Ltd.	16,000	117,312
FIH Mobile Ltd.	38,000	11,963
Fuyao Glass Industry Group Co., Ltd.–REGS–Class H(b)	9,600	36,658

	Shares	Value
China–(continued)
Industrial & Commercial Bank of China Ltd.–Class H	234,000	$185,667
JD.com, Inc.–ADR(a)	4,031	151,243
Minth Group Ltd.	32,000	172,687
NetEase, Inc.–ADR	1,537	433,311
Qingdao Port International Co., Ltd.–REGS–Class H (b)	83,000	58,904
Sohu.com Inc.(a)	471	26,955
Tencent Holdings Ltd.	9,400	423,396
Zhejiang Expressway Co., Ltd.–Class H	34,000	42,183
		3,232,307

Denmark–0.45%
Carlsberg A/S–Class B	604	68,980
Danske Bank A/S	4,300	164,054
GN Store Nord A/S	1,331	44,029
H. Lundbeck A/S	1,698	100,908
ISS A/S	1,990	84,241
Novo Nordisk A/S–Class B	3,548	176,523
Rockwool International A/S–Class B	76	20,643
Sydbank A/S	391	15,254
		674,632

Finland–0.74%
Nokia Oyj	47,793	234,722
Orion Oyj–Class B	462	18,944
Stora Enso Oyj–Class R	27,029	422,858
UPM-Kymmene Oyj	14,230	427,674
		1,104,198

France–2.98%
Airbus SE	5,331	544,935
Atos SE	1,121	174,201
AXA S.A.	3,752	113,332
BNP Paribas S.A.	2,454	191,843
Capgemini SE	2,644	321,398
Cie Generale des Etablissements Michelin	2,735	395,701
Faurecia	2,526	183,644
Ipsen S.A.	455	55,017
Legrand S.A.	706	52,446
Neopost S.A.	516	19,018
Nexity S.A.	260	15,977
Orange S.A.	26,293	431,405
Peugeot S.A.	7,352	174,413
Safran S.A.	1,305	137,471
Sanofi	1,897	179,636
Société Générale S.A.	2,939	163,650
SPIE S.A.	926	24,357
Teleperformance	125	18,224
TOTAL S.A.	21,871	1,219,609
		4,416,277

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Targeted Returns Fund

	Shares	Value
Germany–2.07%
Allianz S.E.	524	$121,685
BASF S.E.	3,217	350,839
Bayer AG	3,135	409,483
Beiersdorf AG	354	39,712
Covestro AG–REGS(b)	2,013	193,677
Deutsche Boerse AG	1,927	199,066
Deutsche Post AG	15,466	708,403
Deutsche Telekom AG	8,543	155,645
E.ON S.E.	13,451	158,728
Fraport AG Frankfurt Airport Services Worldwide	1,071	101,894
HOCHTIEF AG	458	81,020
Rheinmetall AG	349	41,163
RWE AG(a)	6,884	172,091
SAP S.E.	886	100,795
Siltronic AG(a)	407	60,307
Software AG	775	39,461
TUI AG	2,639	47,677
Volkswagen AG–Preference Shares	502	91,167
		3,072,813

Hong Kong–0.71%
AIA Group Ltd.	48,000	361,166
CK Asset Holdings Ltd.	19,000	156,235
CK Hutchison Holdings Ltd.	23,000	292,018
Jardine Strategic Holdings Ltd.	1,400	58,716
Pacific Basin Shipping Ltd.(a)	65,000	14,831
Standard Chartered PLC(a)	11,250	112,235
Yue Yuen Industrial (Holdings) Ltd.	14,500	55,741
		1,050,942

India–0.73%
Adani Ports & Special Economic Zone Ltd.	11,324	75,266
Godrej Consumer Products Ltd.	5,850	84,379
HDFC Bank Ltd.–ADR	3,540	326,742
Housing Development Finance Corp. Ltd.	1,894	49,945
ICICI Bank Ltd.–ADR	12,773	116,875
Infosys Ltd.–ADR	9,263	137,555
Tata Consultancy Services Ltd.	605	24,542
UPL Ltd.	14,646	180,803
Zee Entertainment Enterprises Ltd.	9,890	82,774
		1,078,881

Indonesia–0.12%
PT Bank Negara Indonesia (Persero) Tbk	201,400	112,854
PT Bank Rakyat Indonesia (Persero) Tbk	27,200	31,344
PT Telekomunikasi Indonesia Persero Tbk	92,700	27,685
		171,883

	Shares	Value
Ireland–0.15%
Kingspan Group PLC	4,481	$187,395
UDG Healthcare PLC	2,467	30,297
		217,692

Italy–0.77%
A2A S.p.A.	10,600	18,213
Banco BPM S.p.A.(a)	52,111	181,402
Eni S.p.A.	12,608	206,065
Intesa Sanpaolo S.p.A.	133,710	449,520
Mediaset S.p.A.(a)	6,765	24,855
Recordati S.p.A.	2,246	104,349
Telecom Italia S.p.A.(a)	183,420	159,022
		1,143,426

Japan–0.37%
INPEX Corp.	3,400	36,182
Mitsubishi Estate Co., Ltd.	3,100	56,228
NEXON Co., Ltd.(a)	7,400	197,871
Sumitomo Mitsui Financial Group, Inc.	2,100	84,512
Toyota Motor Corp.	2,700	167,678
		542,471

Malaysia–0.01%
British American Tobacco Malaysia Bhd.	1,900	17,620

Mali–0.08%
Randgold Resources Ltd.	1,208	118,668

Mexico–0.08%
Fibra Uno Administracion S.A. de C.V.	73,100	114,694

Netherlands–0.93%
ASM International N.V.	801	53,671
ASR Nederland N.V.	1,000	41,005
BE Semiconductor Industries N.V.	384	30,172
Heineken Holding N.V.	188	17,454
ING Groep N.V.	25,775	476,201
Koninklijke Ahold Delhaize N.V.	21,680	407,995
Philips Lighting N.V.–REGS(b)	705	26,671
SBM Offshore N.V.	8,716	155,548
Wolters Kluwer N.V.	3,348	164,116
		1,372,833

Norway–0.62%
Norsk Hydro ASA	15,068	116,492
Orkla ASA	7,543	73,830
Statoil ASA	24,833	503,813
Telenor ASA	3,427	72,792
TGS NOPEC Geophysical Co. ASA	2,212	50,776
Yara International ASA	2,014	95,617
		913,320

Philippines–0.03%
Robinsons Retail Holdings, Inc.	27,160	51,106

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Targeted Returns Fund

	Shares	Value
Russia–0.04%
MMC Norilsk Nickel PJSC–ADR	3,214	$59,138

Singapore–0.21%
DBS Group Holdings Ltd.	5,200	86,902
Parkway Life REIT	5,900	12,336
Singapore Telecommunications Ltd.	20,200	55,667
United Overseas Bank Ltd.	9,000	162,556
		317,461

South Africa–0.10%
Mondi PLC	6,391	154,599

South Korea–1.57%
E-MART Inc.	174	34,789
Hyundai Motor Co.	1,310	188,255
Hyundai Motor Co.–Preference Shares	1,690	170,457
Kangwon Land, Inc.	1,442	44,148
KB Financial Group Inc.	3,216	167,920
Korea Electric Power Corp.	5,860	205,038
Korea Investment Holdings Co., Ltd.	1,254	70,852
LG Corp.	1,718	131,878
LG Uplus Corp.	1,543	17,698
POSCO	472	137,448
Samsung Electronics Co., Ltd.	292	718,815
Samsung Electronics Co., Ltd.–Preference Shares	159	317,903
Shinhan Financial Group Co., Ltd.	2,776	124,964
		2,330,165

Spain–0.74%
Amadeus IT Group S.A.	2,855	193,727
Atresmedia Corp. de Medios de Comunicación, S.A.	7,830	80,449
Banco Bilbao Vizcaya Argentaria, S.A.	17,630	154,296
Bankia S.A.	27,481	131,217
CaixaBank S.A.	65,154	304,958
Ebro Foods, S.A.	580	13,955
Endesa, S.A.	2,937	67,229
Mediaset Espana Comunicacion S.A.	4,781	51,973
Merlin Properties Socimi, S.A.	4,788	63,194
Obrascon Huarte Lain, S.A.(a)	7,770	43,645
		1,104,643

Sweden–0.45%
Electrolux AB–Series B	4,511	159,502
Intrum Justitia AB	1,033	36,131
Loomis AB–Class B	482	19,340
Lundin Petroleum AB(a)	2,731	64,235
Nordea Bank AB	7,413	89,614
Saab AB–Class B	739	37,765
Sandvik AB	1,128	20,550
SSAB AB–Class A(a)	8,911	43,670
SSAB AB–Class B(a)	16,134	64,931
Swedish Match AB	3,414	128,541
		664,279

	Shares	Value
Switzerland–2.68%
Adecco Group AG	3,661	$290,815
Barry Callebaut AG	27	42,140
Bucher Industries AG	59	23,135
Coca-Cola HBC AG	2,856	96,555
Flughafen Zürich AG	229	49,813
Georg Fischer AG	46	56,740
Glencore PLC	92,545	445,666
LafargeHolcim Ltd.	804	45,414
Logitech International S.A.	4,062	145,118
Lonza Group AG	705	187,274
Nestle S.A.	869	73,085
Novartis AG	7,470	616,181
Roche Holding AG	2,995	692,008
SGS S.A.	75	185,245
Sika AG	22	163,023
STMicroelectronics N.V.	5,315	125,067
Straumann Holding AG	102	71,214
Temenos Group AG	1,076	124,253
UBS Group AG	14,611	248,908
VAT Group AG–REGS(b)	166	21,615
Zurich Insurance Group AG	877	267,937
		3,971,206

Taiwan–1.00%
Asustek Computer Inc.	6,000	51,988
China Life Insurance Co., Ltd.	15,170	14,369
Delta Electronics Inc.	3,000	14,466
Gigabyte Technology Co., Ltd.	15,000	23,348
Hon Hai Precision Industry Co., Ltd.	67,000	249,911
MediaTek Inc.	14,000	158,970
Quanta Computer Inc.	13,000	30,679
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR	15,851	670,973
Taiwan Semiconductor Manufacturing Co. Ltd.	30,000	242,287
Yageo Corp.	3,193	25,560
		1,482,551

Thailand–0.12%
Bangkok Bank PCL–NVDR	4,500	26,169
Bangkok Bank PCL	22,300	135,306
CPN Retail Growth Leasehold Property Fund	27,600	18,108
		179,583

United Kingdom–16.00%
Ashtead Group PLC	2,631	67,803
AstraZeneca PLC	6,844	463,866
Aviva PLC	130,505	876,024
Babcock International Group PLC	24,404	263,236
BAE Systems PLC	148,403	1,170,017
Balfour Beatty PLC	43,314	157,655
Barclays PLC	326,088	805,489

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Targeted Returns Fund

	Shares	Value
United Kingdom–(continued)
Barratt Developments PLC	20,332	$176,774
Beazley PLC	36,242	243,367
Bellway PLC	2,073	100,513
Booker Group PLC	49,407	132,052
BP PLC	305,390	2,069,780
British American Tobacco PLC	14,904	962,581
BT Group PLC	203,746	704,518
BTG PLC (a)	36,361	364,197
Bunzl PLC	7,592	236,628
Capita PLC	22,255	154,913
Centrica PLC	75,360	169,984
Compass Group PLC	8,910	195,657
Dairy Crest Group PLC	19,009	153,403
Derwent London PLC	6,001	213,323
easyJet PLC	34,521	614,035
Electrocomponents PLC	5,943	54,788
Essentra PLC	7,849	55,470
esure Group PLC	41,222	147,029
Experian PLC	1,618	34,089
Fevertree Drinks PLC	1,038	29,246
Fiat Chrysler Automobiles N.V.(a)	1,174	20,295
G4S PLC	127,839	477,198
GlaxoSmithKline PLC	8,722	156,727
Hays PLC	18,810	46,576
Hiscox Ltd.	22,843	433,321
HSBC Holdings PLC	12,000	117,303
Imperial Brands PLC	9,199	375,214
Inchcape PLC	3,164	32,847
Indivior PLC (a)	10,821	53,416
InterContinental Hotels Group PLC	1,729	95,966
International Consolidated Airlines Group, S.A.	21,294	179,839
International Consolidated Airlines Group, S.A.	39,663	335,098
Intertek Group PLC	1,861	133,996
J D Wetherspoon PLC	16,348	270,373
J Sainsbury PLC	121,852	392,530
Lancashire Holdings Ltd.	16,386	163,580
Legal & General Group PLC	319,259	1,132,357
Lloyds Banking Group PLC	307,593	279,037
London Stock Exchange Group PLC	4,114	205,540
Marks & Spencer Group PLC	97,192	444,267
Moneysupermarket.com Group PLC	8,014	34,588
N Brown Group PLC	31,737	126,984
NEX Group PLC	2,392	20,161
Next PLC	3,861	252,396
PageGroup PLC	5,499	34,121
Persimmon PLC	4,745	176,617
Provident Financial PLC	10,852	134,283
RELX N.V.	5,694	128,613
RELX PLC	23,345	537,076
Rentokil Initial PLC	83,901	374,263

	Shares	Value
United Kingdom–(continued)
Rightmove PLC	1,201	$66,273
Rolls-Royce Holdings PLC–Preference Shares(a)	1,448,402	1,924
Rolls-Royce Holdings PLC	31,487	406,980
Royal Bank of Scotland Group PLC (The)(a)	70,548	264,748
Royal Dutch Shell PLC–Class A	40,856	1,283,081
Royal Dutch Shell PLC–Class A	13,100	412,251
Royal Dutch Shell PLC–Class B	10,509	338,298
RSA Insurance Group PLC	37,172	310,596
Saga PLC	20,417	51,830
Shaftesbury PLC	12,600	165,705
Spirax-Sarco Engineering PLC	352	26,419
SSP Group PLC	4,072	31,644
Stagecoach Group PLC	43,880	97,228
Standard Chartered PLC(a)	6,777	67,555
Subsea 7 S.A.	8,287	139,295
TalkTalk Telecom Group PLC	121,090	343,427
TechnipFMC PLC(a)	1,094	29,745
Tesco PLC	40,623	97,890
Thomas Cook Group PLC	312,268	496,951
TP ICAP PLC	28,102	203,266
Unilever N.V.	2,931	170,392
Vectura Group PLC(a)	58,706	77,985
Vodafone Group PLC	240,851	689,222
WH Smith PLC	1,900	51,665
Wm Morrison Supermarkets PLC	43,683	130,100
		23,735,489

United States–3.76%
Allergan PLC	371	65,752
Altria Group, Inc.	5,544	356,036
American Express Co.	1,416	135,256
Amgen Inc.	935	163,831
Aon PLC	772	110,728
Apache Corp.	2,083	86,174
Berkshire Hathaway Inc.–Class B(a)	584	109,173
Carnival PLC	2,445	161,130
Chevron Corp.	2,688	311,512
Citigroup Inc.	6,032	443,352
eBay Inc.(a)	4,018	151,237
First Republic Bank	1,751	170,547
Gilead Sciences, Inc.	2,790	209,138
JPMorgan Chase & Co.	4,721	474,980
Las Vegas Sands Corp.	3,451	218,724
Markel Corp.(a)	38	41,203
Mastercard Inc.–Class A	1,078	160,374
Microsoft Corp.	3,376	280,816
Monsanto Co.	111	13,442
Nasdaq, Inc.	2,452	178,138
National Oilwell Varco Inc.	2,218	75,833
Newmont Mining Corp.	980	35,437

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Targeted Returns Fund

	Shares		Value
United States–(continued)
Nielsen Holdings PLC		4,859	$180,123
PayPal Holdings, Inc.(a)		1,421	103,108
Pfizer Inc.		7,060	247,524
Priceline Group Inc. (The)(a)		59	112,806
Samsonite International S.A.		19,200	80,675
TE Connectivity Ltd.		1,478	134,454
Union Pacific Corp.		1,102	127,601
United Rentals, Inc.(a)		421	59,563
United Technologies Corp.		2,076	248,622
Wells Fargo & Co.		4,397	246,848
Williams-Sonoma, Inc.		1,574	81,218
			5,575,355

Zambia–0.11%
First Quantum Minerals Ltd.		14,547	162,711
Total Common Stocks & Other Equity Interests (Cost $53,940,535)			60,224,941

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–16.97%(c)
Australia–0.08%
Origin Energy Finance Ltd., REGS, Unsec. Sub. Gtd. Euro Bonds, 4.00%, 09/16/2074(b)	EUR	100,000	122,282

Belgium–0.10%
Solvay Finance S.A., REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 5.87%(b)(d)	EUR	100,000	140,953

Bermuda–0.05%
Fidelity International Ltd., REGS, Sr. Unsec. Medium-Term Euro Notes, 6.75%, 10/19/2020(b)	GBP	50,000	75,688

Brazil–0.02%
Notas do Tesouro Nacional, Series F, Unsec. Notes, 10.00%, 01/01/2018	BRL	75,000	23,831

Canada–0.02%
Parkland Fuel Corp., Sr. Unsec. Gtd. Notes, 5.63%, 05/09/2025	CAD	40,000	31,160

France–0.44%
Burger King France S.A.S., Sr. Sec. Gtd. Floating Rate Bonds, 5.25% (3 mo. EURIBOR + 5.25%), 05/01/2023(b)(e)	EUR	100,000	120,128
Électricité de France S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 5.88%(b)(d)	GBP	100,000	140,060
La Financière ATALIAN S.A.S., Sr. Unsec. Gtd. Bonds, 4.00%, 05/15/2024(b)	EUR	100,000	122,664
Orange S.A., REGS, Jr. Unsec. Sub. Euro Notes, 5.88%(b)(d)	GBP	100,000	148,588

	Principal Amount		Value
France–(continued)
TOTAL S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 2.25%(b)(d)	EUR	100,000	$122,320
			653,760

Germany–0.33%
CBR Fashion Finance B.V., Sr. Sec. Gtd. Bonds, 5.13%, 10/01/2022(b)	EUR	100,000	117,284
PrestigeBidCo GmbH, Sr. Sec. Gtd. Bonds, 6.25%, 12/15/2023(b)	EUR	100,000	126,951
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 4.63%, 02/15/2026(b)	EUR	100,000	127,993
WEPA Hygieneprodukte GmbH, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 3.75%, 05/15/2024(b)	EUR	100,000	122,047
			494,275

Hungary–0.75%
Hungary Government Bond, Series 2027A, Unsec. Bonds, 3.00%, 10/27/2027	HUF	283,870,000	1,115,689

Italy–0.31%
Enel S.p.A., REGS, Jr. Unsec. Sub. Euro Bonds, 6.63%, 09/15/2076(b)	GBP	100,000	150,970
Italy Buoni Poliennali del Tesoro, Sr. Unsec. Euro Bonds, 1.25%, 12/01/2026	EUR	55,000	61,906
Mercury Bondco PLC, Sr. Sec. Gtd. PIK Bonds, 7.88% PIK Rate, 7.13% Cash Rate, 05/30/2021(b)(f)	EUR	100,000	121,813
Wind Tre S.p.A., Sr. Sec. Gtd. Floating Rate Notes, 2.47% (3 mo. EURIBOR + 2.75%), 01/20/2024(b)(e)	EUR	100,000	117,189
			451,878

Mexico–1.70%
Mexican Bonos, Series M, Sr. Unsec. Bonds, 5.75%, 03/05/2026	MXN	2,113,000	100,198
10.00%, 12/05/2024	MXN	38,706,700	2,343,583
Petróleos Mexicanos, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 8.25%, 06/02/2022(b)	GBP	50,000	83,086
			2,526,867

Netherlands–0.16%
HEMA Bondco I B.V., Sr. Sec. Gtd. Floating Rate Bonds, 6.25% (3 mo. EURIBOR + 6.25%), 07/15/2022(b)(e)	EUR	100,000	121,150

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Targeted Returns Fund

	Principal Amount		Value
Netherlands–(continued)
UPC Holding B.V., REGS, Sr. Sec. First Lien Euro Bonds, 3.88%, 06/15/2029(b)	EUR	100,000	$112,896
			234,046

Poland–3.08%
Republic of Poland Government Bond, Series 0726, Unsec. Bonds, 2.50%, 07/25/2026	PLN	17,343,000	4,460,956
Series 0727, Unsec. Bonds, 2.50%, 07/25/2027	PLN	440,000	111,684
			4,572,640

Portugal–0.05%
Portugal Obrigações do Tesouro, REGS, Sr. Unsec. Euro Bonds, 2.88%, 10/15/2025(b)	EUR	60,000	75,999

Spain–0.40%
Iberdrola International B.V., REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 1.13%, 04/21/2026(b)	EUR	100,000	118,189
Naviera Armas, S.A., Sr. Sec. Gtd. Floating Rate Bonds, 6.50% (3 mo. EURIBOR + 6.50%), 07/31/2023(b)(e)	EUR	100,000	125,567
Spain Government Bond, REGS, Sr. Unsec. Euro Bonds, 1.95%, 04/30/2026(b)	EUR	55,000	68,088
2.75%, 10/31/2024(b)	EUR	55,000	72,486
Spain Government Inflation Linked Bond, REGS, Sr. Unsec. Euro Bonds, 0.55%, 11/30/2019(b)	EUR	50,000	60,773
Telefónica Europe B.V., REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 6.75%(b)(d)	GBP	100,000	147,476
			592,579

Supranational–0.07%
European Investment Bank (The), REGS, Sr. Unsec. Medium-Term Euro Notes, 1.50%, 02/01/2019(b)	GBP	80,000	107,499

Switzerland–0.19%
ELM B.V. for Swiss Reinsurance Co. Ltd., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.30%(b)(d)	GBP	100,000	142,099
LafargeHolcim Sterling Finance (Netherlands) B.V., REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.00%, 05/12/2032(b)	GBP	100,000	130,281
			272,380

United Kingdom–8.67%
AA Bond Co. Ltd., REGS, Sr. Sec. First Lien Medium-Term Euro Notes, 4.25%, 07/31/2043(b)	GBP	100,000	140,502

	Principal Amount		Value
United Kingdom–(continued)
Anglian Water (Osprey) Financing PLC, REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 7.00%, 01/31/2018(b)	GBP	100,000	$134,834
B.A.T. International Finance PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.25%, 09/09/2052(b)	GBP	100,000	107,302
Barclays Bank PLC, Series RCI, REGS, Jr. Unsec. Sub. Euro Bonds, 14.00%(b)(d)	GBP	150,000	234,870
Boparan Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 5.50%, 07/15/2021(b)	GBP	100,000	126,367
BP Capital Markets PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 1.18%, 08/12/2023(b)	GBP	100,000	128,997
Centrica PLC, REGS, Jr. Unsec. Sub. Euro Bonds, 5.25%, 04/10/2075(b)	GBP	100,000	141,961
CYBG PLC, REGS, Unsec. Sub. Euro Bonds, 5.00%, 02/09/2026(b)	GBP	100,000	139,795
Ei Group PLC, Sr. Sec. First Mortgage Euro Bonds, 6.50%, 12/06/2018	GBP	50,000	69,904
HBOS Capital Funding L.P., REGS, Jr. Unsec. Sub. Gtd. Euro Notes, 6.46%(b)(d)	GBP	100,000	139,434
Heathrow Finance PLC, REGS, Sr. Sec. First Lien Euro Notes, 5.75%, 03/03/2025(b)	GBP	100,000	150,763
InterContinental Hotels Group PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.13%, 08/24/2026(b)	GBP	100,000	127,064
Jaguar Land Rover Automotive PLC, REGS, Sr. Unsec. Gtd. Euro Notes, 3.88%, 03/01/2023(b)	GBP	100,000	139,581
John Lewis PLC, REGS, Sr. Unsec. Euro Bonds, 4.25%, 12/18/2034(b)	GBP	100,000	140,009
Lloyds Banking Group PLC, REGS, Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(d)	GBP	200,000	321,694
Marks & Spencers PLC, REGS, Sr. Unsec. Medium-Term Euro Notes, 4.75%, 06/12/2025(b)	GBP	100,000	149,142
Nationwide Building Society, REGS, Jr. Unsec. Sub. Bonds, 10.25%(b)(d)	GBP	68,000	142,046
Jr. Unsec. Sub. Medium-Term Euro Notes, 6.88%(b)(d)	GBP	100,000	140,648
New Look Secured Issuer PLC, REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 6.50%, 07/01/2022(b)	GBP	100,000	80,838
Next PLC, REGS, Sr. Unsec. Euro Bonds, 3.63%, 05/18/2028(b)	GBP	100,000	137,219
Ocado Group PLC, Sr. Sec. Gtd. Notes, 4.00%, 06/15/2024(b)	GBP	100,000	130,515

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Targeted Returns Fund

	Principal Amount		Value
United Kingdom–(continued)
Phoenix Group Holdings, REGS, Sr. Unsec. Euro Bonds, 5.75%, 07/07/2021(b)	GBP	100,000	$149,104
RAC Bond Co. PLC, REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 4.87%, 05/06/2026(b)	GBP	100,000	146,112
RL Finance Bonds No. 3 PLC, REGS, Unsec. Gtd. Sub. Euro Bonds, 6.13%, 11/13/2028(b)	GBP	100,000	155,354
Rothesay Life PLC, REGS, Unsec. Sub. Euro Bonds, 8.00%, 10/30/2025(b)	GBP	100,000	155,820
Royal Bank of Scotland Group PLC (The), REGS, Jr. Unsec. Sub. Variable Rate Euro Notes, 2.00% (3 mo. EURIBOR + 2.33%)(b)(d)(e)	EUR	100,000	113,545
Royal Bank of Scotland PLC (The), Series 352, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.20%(d)	GBP	13,000	18,919
Sky PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.88%, 11/24/2020(b)	GBP	100,000	139,094
SSE PLC, REGS, Jr. Unsec. Sub. Euro Bonds, 3.88%(b)(d)	GBP	100,000	138,055
Tesco Property Finance 2 PLC, REGS, Sr. Sec. First Lien Mortgage-Backed Euro Bonds, 6.05%, 10/13/2039(b)	GBP	44,037	70,717
Thames Water Utilities Cayman Finance Ltd., REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 1.88%, 01/24/2024(b)	GBP	100,000	130,607
Travis Perkins PLC, REGS, Sr. Unsec. Gtd. Euro Bonds, 4.50%, 09/07/2023(b)	GBP	100,000	139,733
United Kingdom Gilt, REGS, Unsec. Bonds, 1.50%, 07/22/2047(b)	GBP	2,667,080	3,223,382
3.50%, 01/22/2045(b)	GBP	2,454,934	4,334,954
United Kingdom Gilt Inflation-Linked, REGS, Unsec. Bonds, 0.13%, 03/22/2026(b)	GBP	60,000	93,302
Virgin Media Finance PLC, REGS, Sr. Unsec. Gtd. Euro Notes, 7.00%, 04/15/2023(b)	GBP	100,000	141,300
Virgin Media Secured Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.25%, 03/28/2029(b)	GBP	100,000	145,299
Vodafone Group PLC, REGS, Sr. Unsec. Medium-Term Euro Notes, 3.38%, 08/08/2049(b)	GBP	100,000	122,490
Whitbread Group PLC, REGS, Sr. Unsec. Gtd. Euro Bonds, 3.38%, 10/16/2025(b)	GBP	100,000	139,546
William Hill PLC, REGS, Sr. Unsec. Gtd. Euro Bonds, 4.88%, 09/07/2023(b)	GBP	100,000	139,017
Yorkshire Building Society (The), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.50%, 04/21/2026(b)	GBP	100,000	143,262
			12,863,097

	Principal Amount		Value
United States–0.55%
Adient Global Holdings Ltd., Sr. Unsec. Gtd. Notes, 3.50%, 08/15/2024(b)	EUR	100,000	$123,348
Belden Inc., Sr. Unsec. Sub. Gtd. Notes, 4.13%, 10/15/2026(b)	EUR	100,000	125,897
International Business Machines Corp., Sr. Unsec. Euro Notes, 2.63%, 08/05/2022	GBP	100,000	140,882
Johnson & Johnson, Sr. Unsec. Global Notes, 5.50%, 11/06/2024	GBP	50,000	84,165
Netflix, Inc., Sr. Unsec. Notes, 3.63%, 05/15/2027(b)	EUR	100,000	119,827
Spectrum Brands, Inc., Sr. Unsec. Gtd. Bonds, 4.00%, 10/01/2026(b)	EUR	100,000	123,912
Valeant Pharmaceuticals International, Inc., REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 05/15/2023(b)	EUR	100,000	99,287
			817,318
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $24,374,720)			25,171,941

U.S. Dollar Denominated Bonds & Notes–10.28%
Belgium–0.07%
Anheuser-Busch InBev Finance, Inc., Sr. Unsec. Gtd. Global Notes, 3.70%, 02/01/2024		$100,000	104,839

Brazil–0.20%
CBC Ammo LLC/CBC FinCo Inc., Sr. Unsec. Notes, 7.25%, 11/15/2021(b)		14,000	14,245
JBS USA Lux S.A./JBS USA Finance, Inc., REGS, Sr. Unsec. Gtd. Euro Notes, 5.75%, 06/15/2025(b)		45,000	43,875
MARB BondCo PLC, Sr. Unsec. Gtd. Notes, 7.00%, 03/15/2024(b)		200,000	202,000
Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes, 8.75%, 05/23/2026		25,000	30,344
			290,464

Canada–0.27%
1011778 BC ULC/ New Red Finance, Inc., Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)		59,000	60,180
5.00%, 10/15/2025(b)		24,000	24,480
Air Canada, Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)		25,000	28,688
Bombardier Inc., Sr. Unsec. Notes, 6.00%, 10/15/2022(b)		65,000	64,350
Cott Holdings Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2025(b)		50,000	51,687
HudBay Minerals, Inc., Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)		31,000	34,333

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
Canada–(continued)
Precision Drilling Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	$65,000	$61,100
6.50%, 12/15/2021	15,000	15,225
Teck Resources Ltd., Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	25,000	26,500
Sr. Unsec. Notes, 6.13%, 10/01/2035	33,000	37,537
		404,080

France–0.36%
AXA S.A., Series A, Jr. Unsec. Sub. Notes, 6.46%(b)(d)	100,000	102,938
BNP Paribas S.A., REGS, Jr. Unsec. Sub. Euro Notes, 7.38%(b)(d)	200,000	231,250
Societe Generale S.A., Unsec. Sub. Notes, 4.25%, 04/14/2025(b)	200,000	205,690
		539,878

Germany–0.13%
Allianz S.E., REGS, Series DIP, Jr. Unsec. Sub. Medium-Term Euro Notes, 3.88%(b)(d)	200,000	187,722

Italy–0.32%
Intesa Sanpaolo S.p.A., Jr. Unsec. Gtd. Sub. Notes, 7.70%(b)(d)	200,000	219,500
Telecom Italia Capital S.A., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	16,000	18,640
7.20%, 07/18/2036	16,000	19,904
Telecom Italia S.p.A., Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	200,000	216,250
		474,294

Luxembourg–0.24%
Altice Financing S.A., Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	200,000	220,250
ArcelorMittal, Sr. Unsec. Global Notes, 7.50%, 10/15/2039	16,000	20,060
Intelsat Jackson Holdings S.A., Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	22,000	18,838
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	76,000	73,507
7.50%, 04/01/2021	29,000	27,622
		360,277

Mexico–0.10%
Fomento Economico Mexicano S.A.B. de C.V., Sr. Unsec. Global Notes, 2.88%, 05/10/2023	150,000	149,125

New Zealand–0.06%
Reynolds Group Issuer Inc./LLC, Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	80,000	85,550

	Principal Amount	Value
Spain–0.24%
Codere Finance 2 (Luxembourg) S.A., Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	$200,000	$202,890
Telefónica Emisiones, S.A.U., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/08/2027	150,000	154,825
		357,715

Switzerland–0.15%
Cloverie PLC for Zurich Insurance Co. Ltd., REGS, Unsec. Sub. Medium-Term Euro Notes, 5.63%, 06/24/2046(b)	200,000	222,529

United Kingdom–0.58%
Barclays Bank PLC, Unsec. Sub. Global Notes, 7.75%, 04/10/2023	200,000	204,750
HSBC Holdings PLC, Jr. Unsec. Sub. Global Bonds, 6.00%(d)	200,000	213,000
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	28,000	25,200
Royal Bank of Scotland Group PLC (The), Jr. Unsec. Sub. Bonds, 7.50%(d)	200,000	214,800
Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	100,000	107,146
Series U, Jr. Unsec. Sub. Variable Rate Global Notes, 3.66% (3 mo. USD LIBOR + 2.32%)(d)(e)	100,000	97,510
		862,406

United States–7.52%
AES Corp. (The), Sr. Unsec. Global Notes, 8.00%, 06/01/2020	3,000	3,435
Sr. Unsec. Notes, 5.50%, 04/15/2025	85,000	90,312
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	10,000	11,113
Sr. Unsec. Notes, 5.00%, 04/01/2023	78,000	82,680
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	47,000	44,415
Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 05/19/2022	125,000	132,500
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	30,000	33,788
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	70,000	68,425
5.88%, 11/15/2026	30,000	29,363
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	60,000	61,237

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/20/2026	$75,000	$78,375
Andeavor Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	60,000	66,000
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	65,000	68,087
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	48,000	50,520
Apple Inc., Sr. Unsec. Global Notes, 3.45%, 02/09/2045	50,000	47,641
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	30,000	32,138
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	15,000	14,981
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	60,000	63,462
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	24,000	23,880
6.88%, 02/15/2021(b)	36,000	37,125
AT&T Inc., Sr. Unsec. Global Notes, 4.50%, 05/15/2035	50,000	48,855
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	18,000	17,663
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	16,000	16,380
Ball Corp. Sr. Unsec. Gtd. Global Bonds, 4.00%, 11/15/2023	50,000	51,562
Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	60,000	66,150
Bank of America Corp., Series M, Jr. Unsec. Sub. Bonds, 8.13%(d)	100,000	103,285
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 03/15/2025	40,000	42,512
8.75%, 03/15/2022	25,000	27,843
Sr. Unsec. Notes, 5.88%, 10/15/2027(b)	6,000	6,015
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	45,000	47,250
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	80,000	88,000
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	40,000	39,900
Builders FirstSource, Inc., Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	47,000	53,580

	Principal Amount	Value
United States–(continued)
CalAtlantic Group, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026	$23,000	$24,581
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	60,000	62,700
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	25,000	24,406
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Notes, 8.00%, 05/01/2022(b)	13,000	13,796
Catalent Pharma Solutions, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2026(b)	7,000	7,123
CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	6,000	6,225
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	20,000	20,775
5.75%, 01/15/2024	25,000	26,031
Sr. Unsec. Notes, 5.13%, 05/01/2027(b)	100,000	101,125
5.75%, 02/15/2026(b)	95,000	99,546
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	65,000	68,331
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	60,000	63,450
CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	38,000	40,284
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	30,000	31,950
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	90,000	100,800
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	40,000	40,000
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/01/2023	76,000	82,399
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	50,000	52,000
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	60,000	60,150
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	65,000	65,162
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	85,000	90,100
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	40,000	38,900
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	63,000	60,716
Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/2019	30,000	28,688

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	$70,000	$68,337
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	40,000	40,600
Crown Americas LLC/Crown Americas Capital Corp. V, Sr. Unsec. Gtd. Global Notes, 4.25%, 09/30/2026	20,000	20,150
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Notes, 5.38%, 03/15/2027(b)	50,000	53,562
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	60,000	63,600
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	31,000	30,613
Dell International LLC/ EMC Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	85,000	93,853
Delphi Jersey Holdings PLC, Sr. Unsec. Notes, 5.00%, 10/01/2025(b)	12,000	12,120
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	35,000	36,969
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(d)	21,000	21,446
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	120,000	120,600
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	20,000	21,475
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(f)	33,000	34,155
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	104,000	113,360
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	60,000	63,150
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	60,000	49,500
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	60,000	61,500
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	85,000	92,331
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	25,000	23,813
First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	150,000	160,878
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	40,000	39,200

	Principal Amount	Value
United States–(continued)
Frontier Communications Corp., Sr. Unsec. Global Notes, 10.50%, 09/15/2022	$60,000	$52,782
11.00%, 09/15/2025	60,000	51,075
Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.50%, 10/01/2025	16,000	16,280
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.13%, 08/15/2024	50,000	52,000
4.88%, 11/15/2022	60,000	64,200
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	65,000	65,325
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 09/01/2025(b)	51,000	53,996
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	141,000	150,517
Sr. Unsec. Gtd. Notes, 5.88%, 02/15/2026	75,000	79,031
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	65,000	67,356
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	41,000	45,202
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	112,000	117,062
Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/2019	30,000	30,094
7.38%, 01/15/2021	3,000	3,023
Hewlett Packard Enterprise Co., Sr. Unsec. Global Notes, 4.90%, 10/15/2025	50,000	53,245
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	39,000	40,072
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	53,000	52,867
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	30,000	31,575
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	60,000	50,025
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	35,000	35,922
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	50,000	56,306
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	64,000	63,200

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	$127,000	$134,302
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	35,000	36,750
J.C. Penney Corp., Inc., Sr. Unsec. Gtd. Deb., 7.40%, 04/01/2037	50,000	30,750
Sr. Unsec. Gtd. Notes, 6.38%, 10/15/2036	50,000	29,625
Jaguar Holding Co., II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	15,000	15,694
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	23,000	26,738
Kenan Advantage Group Inc., (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	60,000	62,550
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	16,000	16,460
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	35,000	37,625
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	40,000	45,600
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	70,000	75,215
6.88%, 11/01/2035	30,000	29,925
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	90,000	97,425
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	60,000	63,000
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	50,000	53,000
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	100,000	103,595
Levi Strauss & Co., Sr. Unsec. Global Notes, 5.00%, 05/01/2025	50,000	52,810
LifePoint Health, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	60,000	60,450
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	17,000	17,871
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	32,000	33,360
McDonald’s Corp., Sr. Unsec. Medium-Term Notes, 3.25%, 06/10/2024	75,000	77,289
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	55,000	57,337

	Principal Amount	Value
United States–(continued)
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	$51,000	$55,080
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	60,000	64,425
MGM Resorts International, Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	110,000	110,550
Microsoft Corp., Sr. Unsec. Global Bonds, 2.40%, 08/08/2026	80,000	77,365
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	24,000	23,880
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	60,000	64,725
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2025(b)	50,000	54,250
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	25,000	25,813
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	42,000	44,677
Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	25,000	27,219
8.00%, 03/25/2020	45,000	49,725
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	45,000	48,319
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	48,000	52,140
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 03/01/2025	10,000	9,525
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	7,000	7,263
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	50,000	52,875
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 03/15/2023	23,000	23,863
6.63%, 01/15/2027	32,000	34,240
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	60,000	61,650
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	30,000	31,950
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	65,000	69,225
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	27,000	27,844
Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	60,000	62,250

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	$34,000	$34,808
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	65,000	70,200
Priceline Group Inc. (The), Sr. Unsec. Global Notes, 3.60%, 06/01/2026	100,000	102,387
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	80,000	88,856
QEP Resources, Inc., Sr. Unsec. Notes, 6.88%, 03/01/2021	60,000	64,050
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	34,000	32,980
5.88%, 07/01/2022	29,000	29,870
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025(b)	65,000	66,462
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	65,000	66,950
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	50,000	55,437
SemGroup Corp./ Rose Rock Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 11/15/2023	30,000	29,475
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	65,000	69,550
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	90,000	92,925
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	61,000	62,677
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 07/15/2026(b)	55,000	58,094
6.00%, 07/15/2024(b)	34,000	36,380
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	35,000	36,094
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	36,000	36,360
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	80,000	79,000
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	60,000	64,031
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	40,000	50,300
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	35,000	38,238
7.88%, 09/15/2023	150,000	168,000

	Principal Amount	Value
United States–(continued)
Standard Industries Inc., Sr. Unsec. Notes, 6.00%, 10/15/2025(b)	$30,000	$32,588
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	35,000	37,100
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	79,000	79,000
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	30,000	31,650
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	6,000	5,490
8.88%, 04/15/2021(b)	7,000	7,175
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	150,000	166,330
Sr. Unsec. Gtd. Notes, 6.00%, 04/15/2024	50,000	53,625
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	74,000	76,497
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	30,000	32,269
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	8,000	8,440
5.25%, 06/15/2024	3,000	3,188
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 06/15/2023	100,000	94,250
8.13%, 04/01/2022	30,000	30,150
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	65,000	69,306
Time Warner Cable LLC, Sr. Sec. Gtd. First Lien Global Bonds, 5.88%, 11/15/2040	50,000	54,371
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	80,000	82,550
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	87,000	89,936
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	40,000	35,900
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	60,000	64,500
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	60,000	62,550

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
TriMas Corp., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2025(b)	$14,000	$14,184
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	18,000	18,990
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	75,000	80,437
Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2026	12,000	13,133
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	58,000	59,124
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	60,000	63,675
Valeant Pharmaceuticals International, Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	8,000	8,190
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	60,000	54,975
6.13%, 04/15/2025(b)	65,000	54,844
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	60,000	63,750
Venator Finance S.a.r.l./Venator Materials Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/2025(b)	14,000	14,840
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/2034	50,000	50,449
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	12,000	12,510
Wal-Mart Stores, Inc., Sr. Unsec. Notes, 2.65%, 12/15/2024	100,000	99,917
Walt Disney Co. (The), Sr. Unsec. Global Notes, 3.00%, 02/13/2026	50,000	50,550
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	45,000	37,688
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	60,000	63,300
Western Digital Corp., Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/2024	55,000	64,680
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	75,000	75,187
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	40,000	42,000
Sr. Unsec. Notes, 7.88%, 09/01/2021	22,000	25,960
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	65,000	65,569

	Principal Amount		Value
United States–(continued)
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	$4,000		$4,110
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(b)	17,000		17,383
			11,151,735

Zambia–0.04%
First Quantum Minerals Ltd., Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	60,000		62,475
Total U.S. Dollar Denominated Bonds & Notes (Cost $14,920,760)			15,253,089

U.S. Treasury Securities–0.77%
U.S. Treasury Notes–0.71%
1.25%, 12/31/2018	957,900		955,169
1.63%, 05/15/2026	100,000		94,529
			1,049,698

U.S. Treasury Inflation–Indexed Notes–0.06%
0.13%, 04/15/2021	97,159	(g)	97,344
Total U.S. Treasury Securities (Cost $1,148,772)			1,147,042

	Shares
Preferred Stocks–0.01%
United States–0.01%
CIT Group Inc., Series A, 5.80% Pfd. (Cost $10,000)	10,000		10,384

Money Market Funds–19.27%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(h)	15,019,647		15,019,647
Invesco Treasury Portfolio– Institutional Class, 0.94%(h)	10,013,098		10,013,098
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 1.25%(h)	3,552,118		3,552,118
Total Money Market Funds (Cost $28,584,863)			28,584,863

Options Purchased–5.63%
(Cost $15,721,188)			8,355,949
TOTAL INVESTMENTS IN SECURITIES–93.53% (Cost $138,700,838)			138,748,209
OTHER ASSETS LESS LIABILITIES–6.47%			9,604,646
NET ASSETS–100.00%			$148,352,855

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23                         Invesco Global Targeted Returns Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
BRL	– Brazilian Real
CAD	– Canadian Dollar
Deb.	– Debentures
DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
Gtd.	– Guaranteed
HUF	– Hungarian Forint
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
NVDR	– Non-Voting Depositary Receipt
Pfd.	– Preferred
PIK	– Pay-in-Kind
PLN	– Polish Zloty
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar

Notes to Consolidated Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $22,665,674, which represented 15.28% of the Fund’s Net Assets.
(c)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2017.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

Investments in Affiliated Issuers–0.00%(i)(j)

	% of Net Assets 10/31/17	Value 10/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 10/31/17	Value 10/31/17
Domestic Equity Funds–0.00%
Invesco Diversified Dividend Fund-Class R6	0.00%	$13,366,203	$476,778	$(14,403,531)	$(588,272)	$1,484,858	$140,742	—	$—

Fixed-Income Funds–0.00%
Invesco High Yield Fund-Class R6	0.00%	26,657,031	440,042	(27,218,858)	420,945	(299,160)	531,905	—	—

Foreign Equity Funds–0.00%
Invesco Asia Pacific Growth Fund-Class Y	0.00%	17,011,618	372,011	(17,573,784)	(811,960)	1,175,184	198,943	—	—
Invesco European Growth Fund-Class Y	0.00%	21,099,716	1,265,954	(23,699,220)	1,739,215	(405,665)	388,692	—	—
Invesco International Growth Fund-Class R6	0.00%	21,348,075	998,806	(23,374,700)	790,723	237,096	340,861	—	—
Total Foreign Equity Funds		59,459,409	2,636,771	(64,647,704)	1,717,978	1,006,615	928,496	—	—
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $—)	0.00%	$99,482,643	$3,553,591	$(106,270,093)	$1,550,651	$2,192,313 (k)	$1,601,143	—	$—

Notes to Consolidated Schedule of Investments:

(i)	The Fund has transitioned its investments in certain affiliated underlying funds to direct investments in the underlying securities of those funds or other investment securities that align with the Fund’s investment objective. The investment objective of the Fund did not change.
(j)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(k)	Includes $336,036 and $173,069 of capital gains distributions from Invesco Diversified Dividend Fund and Invesco Asia Pacific Growth Fund, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value(l)		Value
HSCEI Index	Call	J.P. Morgan Chase Bank, N.A.	12/28/2018	21	HKD	11,200	HKD	11,760,000	$137,765
HSCEI Index	Call	Societe Generale S.A.	12/28/2018	73	HKD	11,200	HKD	40,880,000	478,899
HSCEI Index	Call	UBS	12/28/2018	56	HKD	11,200	HKD	31,360,000	367,374
RTY Index	Call	Goldman Sachs International	12/15/2017	1	USD	1,580	USD	158,000	317
SPX Index	Call	Citigroup Global Markets Inc.	12/15/2017	18	USD	2,645	USD	4,761,000	6,549
SPX Index	Call	Goldman Sachs International	12/15/2017	36	USD	2,660	USD	9,576,000	8,423
SPX Index	Call	Goldman Sachs International	09/21/2018	26	USD	2,625	USD	6,825,000	235,035
SPX Index	Call	J.P. Morgan Chase Bank, N.A.	09/21/2018	51	USD	2,625	USD	13,387,500	461,031
VIX Index	Call	Bank of America Merrill Lynch	03/21/2018	337	USD	16	USD	539,200	70,724
VIX Index	Call	Morgan Stanley Capital Services LLC	12/20/2017	396	USD	16	USD	633,600	31,719
VIX Index	Call	Morgan Stanley Capital Services LLC	02/14/2018	399	USD	16	USD	638,400	64,977
VIX Index	Call	Morgan Stanley Capital Services LLC	04/18/2018	365	USD	15	USD	547,500	99,805
Subtotal — Over-The-Counter Index Call Options Purchased				1,779					1,962,618
HSCEI Index	Put	BNP Paribas S.A.	12/28/2017	11	HKD	9,800	HKD	5,390,000	1,778
HSCEI Index	Put	BNP Paribas S.A.	12/28/2017	18	HKD	10,200	HKD	9,180,000	4,909
HSCEI Index	Put	BNP Paribas S.A.	12/28/2017	7	HKD	10,600	HKD	3,710,000	3,403
HSCEI Index	Put	Citigroup Global Markets Inc.	12/28/2017	35	HKD	9,800	HKD	17,150,000	5,658
HSCEI Index	Put	Citigroup Global Markets Inc.	12/28/2017	29	HKD	10,200	HKD	14,790,000	7,908
HSCEI Index	Put	Citigroup Global Markets Inc.	12/28/2017	90	HKD	10,600	HKD	47,700,000	43,748
HSCEI Index	Put	Deutsche Bank Securities Inc.	12/28/2017	43	HKD	9,800	HKD	21,070,000	6,952
HSCEI Index	Put	Deutsche Bank Securities Inc.	12/28/2018	16	HKD	10,000	HKD	8,000,000	49,174
HSCEI Index	Put	Deutsche Bank Securities Inc.	12/28/2018	14	HKD	10,400	HKD	7,280,000	54,086
HSCEI Index	Put	Goldman Sachs International	12/28/2017	11	HKD	9,800	HKD	5,390,000	1,778
HSCEI Index	Put	Goldman Sachs International	12/28/2017	10	HKD	10,200	HKD	5,100,000	2,727
HSCEI Index	Put	Goldman Sachs International	12/28/2017	10	HKD	10,600	HKD	5,300,000	4,861
HSCEI Index	Put	J.P. Morgan Chase Bank, N.A.	12/28/2017	94	HKD	9,400	HKD	44,180,000	9,346
HSCEI Index	Put	J.P. Morgan Chase Bank, N.A.	12/28/2017	96	HKD	9,800	HKD	47,040,000	15,520
HSCEI Index	Put	J.P. Morgan Chase Bank, N.A.	12/28/2017	23	HKD	10,200	HKD	11,730,000	6,271
HSCEI Index	Put	J.P. Morgan Chase Bank, N.A.	12/28/2017	19	HKD	10,600	HKD	10,070,000	9,235
HSCEI Index	Put	J.P. Morgan Chase Bank, N.A.	12/28/2018	21	HKD	10,800	HKD	11,340,000	101,321
HSCEI Index	Put	Societe Generale S.A.	12/28/2017	6	HKD	9,400	HKD	2,820,000	597
HSCEI Index	Put	Societe Generale S.A.	12/28/2018	73	HKD	10,800	HKD	39,420,000	352,211
HSCEI Index	Put	UBS	12/28/2017	21	HKD	9,800	HKD	10,290,000	3,395
HSCEI Index	Put	UBS	12/28/2017	20	HKD	10,200	HKD	10,200,000	5,454
HSCEI Index	Put	UBS	12/28/2017	9	HKD	10,600	HKD	4,770,000	4,375
HSCEI Index	Put	UBS	12/28/2018	56	HKD	10,800	HKD	30,240,000	270,190
NKY Index	Put	Bank of America Merrill Lynch	12/08/2017	124	JPY	20,000	JPY	2,480,000,000	44,494
NKY Index	Put	J.P. Morgan Chase Bank, N.A.	06/08/2018	3	JPY	21,000	JPY	63,000,000	19,019
NKY Index	Put	UBS	12/08/2017	5	JPY	20,250	JPY	101,250,000	2,239
NKY Index	Put	UBS	12/08/2017	15	JPY	20,875	JPY	313,125,000	12,442
RTY Index	Put	Citigroup Global Markets Inc.	11/17/2017	1	USD	1,435	USD	143,500	350
SMI Index	Put	Citigroup Global Markets Inc.	12/15/2017	45	CHF	8,400	CHF	3,780,000	5,305
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	9	CHF	8,000	CHF	720,000	10,995
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	9	CHF	8,200	CHF	738,000	13,810
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	7	CHF	8,600	CHF	602,000	16,921
SMI Index	Put	Goldman Sachs International	12/15/2017	54	CHF	8,400	CHF	4,536,000	6,366
SMI Index	Put	Goldman Sachs International	12/15/2017	10	CHF	8,600	CHF	860,000	1,831
SMI Index	Put	Goldman Sachs International	06/15/2018	31	CHF	8,000	CHF	2,480,000	37,872
SMI Index	Put	Goldman Sachs International	06/15/2018	30	CHF	8,200	CHF	2,460,000	46,033
SMI Index	Put	Goldman Sachs International	06/15/2018	54	CHF	8,600	CHF	4,644,000	130,536

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased—(continued)
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value(l)		Value
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	12/15/2017	10	CHF	8,200	CHF	820,000	$801
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	12/15/2017	11	CHF	8,400	CHF	924,000	1,297
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	8	CHF	7,700	CHF	616,000	7,004
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	7	CHF	8,000	CHF	560,000	8,552
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	6	CHF	8,200	CHF	492,000	9,207
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	61	CHF	8,600	CHF	5,246,000	147,458
SMI Index	Put	UBS	12/15/2017	49	CHF	8,600	CHF	4,214,000	8,971
SMI Index	Put	UBS	06/15/2018	12	CHF	7,700	CHF	924,000	10,505
SMI Index	Put	UBS	06/15/2018	24	CHF	8,000	CHF	1,920,000	29,320
SMI Index	Put	UBS	06/15/2018	21	CHF	8,200	CHF	1,722,000	32,223
SMI Index	Put	UBS	06/15/2018	11	CHF	8,600	CHF	946,000	26,590
SPX Index	Put	Goldman Sachs International	09/21/2018	27	USD	2,375	USD	6,412,500	182,039
SPX Index	Put	J.P. Morgan Chase Bank, N.A.	09/21/2018	57	USD	2,375	USD	13,537,500	384,304
SX7E Index	Put	Citigroup Global Markets Inc.	12/15/2017	45	EUR	110	EUR	247,500	136
SX7E Index	Put	Citigroup Global Markets Inc.	12/15/2017	258	EUR	115	EUR	1,483,500	1,789
SX7E Index	Put	Citigroup Global Markets Inc.	12/15/2017	253	EUR	120	EUR	1,518,000	4,055
SX7E Index	Put	Goldman Sachs International	12/15/2017	206	EUR	115	EUR	1,184,500	1,428
SX7E Index	Put	Goldman Sachs International	12/15/2017	397	EUR	120	EUR	2,382,000	6,363
SX7E Index	Put	Goldman Sachs International	12/15/2017	97	EUR	130	EUR	630,500	8,131
SX7E Index	Put	Goldman Sachs International	12/21/2018	88	EUR	110	EUR	484,000	26,772
SX7E Index	Put	Goldman Sachs International	12/21/2018	72	EUR	120	EUR	432,000	34,727
SX7E Index	Put	Goldman Sachs International	12/21/2018	152	EUR	130	EUR	988,000	110,804
SX7E Index	Put	J.P. Morgan Chase Bank, N.A.	12/15/2017	7	EUR	110	EUR	38,500	21
SX7E Index	Put	J.P. Morgan Chase Bank, N.A.	12/15/2017	255	EUR	115	EUR	1,466,250	1,769
SX7E Index	Put	J.P. Morgan Chase Bank, N.A.	12/15/2017	7	EUR	120	EUR	42,000	112
SX7E Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	155	EUR	110	EUR	852,500	47,154
SX7E Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	170	EUR	120	EUR	1,020,000	81,995
SX7E Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	161	EUR	130	EUR	1,046,500	117,364
SX7E Index	Put	Bank of America Merrill Lynch	12/21/2018	34	EUR	110	EUR	187,000	10,344
SX7E Index	Put	Bank of America Merrill Lynch	12/21/2018	28	EUR	120	EUR	168,000	13,505
SX7E Index	Put	Bank of America Merrill Lynch	12/21/2018	27	EUR	130	EUR	175,500	19,682
UKX Index	Put	Barclays Bank PLC	06/15/2018	8	GBP	7,150	GBP	572,000	22,630
UKX Index	Put	Citigroup Global Markets Inc.	06/15/2018	9	GBP	7,150	GBP	643,500	25,459
UKX Index	Put	Deutsche Bank Securities Inc.	12/15/2017	188	GBP	7,125	GBP	13,395,000	45,926
UKX Index	Put	Deutsche Bank Securities Inc.	06/15/2018	22	GBP	7,150	GBP	1,573,000	62,232
UKX Index	Put	Goldman Sachs International	12/15/2017	12	GBP	7,125	GBP	855,000	2,931
UKX Index	Put	HSBC New York	06/15/2018	11	GBP	7,150	GBP	786,500	31,116
UKX Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	25	GBP	7,150	GBP	1,787,500	70,719
VIX Index	Put	Bank of America Merrill Lynch	12/20/2017	337	USD	14	USD	471,800	96,134
VIX Index	Put	Morgan Stanley Capital Services LLC	11/15/2017	399	USD	14	USD	558,600	124,120
VIX Index	Put	Morgan Stanley Capital Services LLC	01/17/2018	365	USD	13	USD	474,500	61,137
Subtotal – Over-The-Counter Index Put Options Purchased				5,221					$3,189,936
Total Over-The-Counter Index Options Purchased				7,000					$5,152,554

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(l)		Value
SMI Index	Put	12/15/2017	25	CHF	7,200	CHF	1,800,000	$476
SMI Index	Put	12/15/2017	24	CHF	7,400	CHF	1,776,000	649
SMI Index	Put	12/15/2017	123	CHF	7,700	CHF	9,471,000	5,302
SMI Index	Put	12/15/2017	79	CHF	8,200	CHF	6,478,000	7,602

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26                         Invesco Global Targeted Returns Fund

Open Exchange-Traded Index Options Purchased—(continued)
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(l)		Value
SMI Index	Put	12/15/2017	73	CHF	8,400	CHF	6,132,000	$10,025
SX7E Index	Put	12/15/2017	92	EUR	110	EUR	506,000	268
SX7E Index	Put	12/15/2017	88	EUR	115	EUR	506,000	769
SX7E Index	Put	12/15/2017	87	EUR	120	EUR	522,000	1,774
Total Exchange-Traded Index Options Purchased			591					26,865
Total Index Options Purchased — Equity Risk			7,591					$5,179,419

(l)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
EUR versus USD	Call	Barclays Bank PLC	06/17/2021	USD	1.175	EUR	562,501	$72,907
EUR versus USD	Call	Citigroup Global Markets Inc.	06/17/2021	USD	1.175	EUR	567,334	73,533
EUR versus USD	Call	Citigroup Global Markets Inc.	06/17/2021	USD	1.189	EUR	632,455	76,181
EUR versus USD	Call	Citigroup Global Markets Inc.	06/17/2021	USD	1.284	EUR	112,906	7,979
EUR versus USD	Call	Goldman Sachs International	11/15/2019	USD	1.227	EUR	2,792,791	141,563
EUR versus USD	Call	Goldman Sachs International	02/14/2020	USD	1.234	EUR	1,659,309	91,672
EUR versus USD	Call	Goldman Sachs International	05/15/2020	USD	1.240	EUR	2,609,579	155,115
EUR versus USD	Call	Goldman Sachs International	08/25/2020	USD	1.200	EUR	1,348,907	120,412
EUR versus USD	Call	Goldman Sachs International	06/17/2021	USD	1.177	EUR	530,238	68,210
EUR versus USD	Call	Goldman Sachs International	06/17/2021	USD	1.228	EUR	1,684,483	164,900
EUR versus USD	Call	J.P. Morgan Securities LLC	05/28/2020	USD	1.259	EUR	795,507	41,591
EUR versus USD	Call	J.P. Morgan Securities LLC	06/17/2021	USD	1.281	EUR	379,616	27,317
EUR versus USD	Call	Morgan Stanley Capital Services LLC	05/28/2020	USD	1.251	EUR	1,759,196	98,034
EUR versus USD	Call	Morgan Stanley Capital Services LLC	05/28/2020	USD	1.257	EUR	879,599	46,905
EUR versus USD	Call	Morgan Stanley Capital Services LLC	05/28/2020	USD	1.259	EUR	879,599	45,987
USD versus BRL	Call	Goldman Sachs International	03/20/2018	BRL	3.750	USD	586,600	3,596
USD versus BRL	Call	Morgan Stanley Capital Services LLC	03/20/2018	BRL	3.750	USD	2,712,400	16,626
USD versus CAD	Call	Goldman Sachs International	11/13/2017	CAD	1.335	USD	13,011,300	1,061
Subtotal — Over-The-Counter Foreign Currency Call Options Purchased								1,253,589
EUR versus USD	Put	Bank of America Merrill Lynch	08/25/2020	USD	1.217	EUR	798,120	39,741
EUR versus USD	Put	Barclays Bank PLC	01/13/2020	USD	1.270	EUR	338,440	26,066
EUR versus USD	Put	Barclays Bank PLC	01/27/2020	USD	1.222	EUR	640,440	32,555
EUR versus USD	Put	Barclays Bank PLC	03/12/2020	USD	1.170	EUR	132,118	4,125
EUR versus USD	Put	Barclays Bank PLC	04/22/2020	USD	1.172	EUR	783,356	25,245
EUR versus USD	Put	Barclays Bank PLC	05/12/2020	USD	1.225	EUR	119,640	6,298
EUR versus USD	Put	Barclays Bank PLC	06/03/2020	USD	1.218	EUR	509,824	25,323
EUR versus USD	Put	Barclays Bank PLC	06/26/2020	USD	1.220	EUR	578,405	29,261
EUR versus USD	Put	Barclays Bank PLC	07/10/2020	USD	1.213	EUR	477,259	22,791
EUR versus USD	Put	Barclays Bank PLC	07/16/2020	USD	1.188	EUR	437,856	16,839
EUR versus USD	Put	Barclays Bank PLC	08/25/2020	USD	1.177	EUR	754,643	26,692
EUR versus USD	Put	Citigroup Global Markets Inc.	08/25/2020	USD	1.194	EUR	363,370	14,841
EUR versus USD	Put	Citigroup Global Markets Inc.	08/25/2020	USD	1.228	EUR	353,889	19,276
EUR versus USD	Put	Citigroup Global Markets Inc.	06/17/2021	USD	1.184	EUR	1,126,229	46,442
EUR versus USD	Put	Deutsche Bank Securities Inc.	07/01/2020	USD	1.210	EUR	358,640	16,691
EUR versus USD	Put	Deutsche Bank Securities Inc.	08/25/2020	USD	1.205	EUR	320,544	14,440
EUR versus USD	Put	Goldman Sachs International	12/12/2019	USD	1.350	EUR	2,792,791	378,815
EUR versus USD	Put	Goldman Sachs International	01/21/2020	USD	1.253	EUR	310,284	20,748
EUR versus USD	Put	Goldman Sachs International	02/06/2020	USD	1.234	EUR	238,027	13,473
EUR versus USD	Put	Goldman Sachs International	04/15/2020	USD	1.159	EUR	618,354	17,612
EUR versus USD	Put	Goldman Sachs International	07/29/2020	USD	1.204	EUR	200,000	8,884

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Purchased—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.171	EUR	565,767	$18,974
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.181	EUR	840,208	30,648
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.182	EUR	940,625	34,613
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.192	EUR	1,446,909	58,086
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.199	EUR	949,393	40,474
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.203	EUR	1,678,227	74,335
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.210	EUR	422,926	19,787
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.176	EUR	953,186	37,038
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.195	EUR	798,801	35,711
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.202	EUR	948,543	44,614
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.205	EUR	599,775	28,827
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.208	EUR	842,323	41,365
EUR versus USD	Put	J.P. Morgan Securities LLC	06/17/2021	USD	1.208	EUR	385,953	18,953
USD versus JPY	Put	Barclays Bank PLC	01/17/2018	JPY	113.500	USD	1,833,000	29,768
USD versus JPY	Put	Goldman Sachs International	01/17/2018	JPY	107.700	USD	11,251,000	31,779
USD versus JPY	Put	Goldman Sachs International	01/17/2018	JPY	113.500	USD	7,403,000	120,224
USD versus JPY	Put	Goldman Sachs International	01/17/2018	JPY	119.000	USD	5,576,000	293,194
USD versus JPY	Put	Goldman Sachs International	06/20/2018	JPY	111.000	USD	2,751,000	65,257
USD versus KRW	Put	Citigroup Global Markets Inc.	01/17/2018	KRW	1,190.000	USD	1,366,372	93,136
Subtotal — Over-The-Counter Foreign Currency Put Options Purchased								1,922,941
Total — Foreign Currency Options Purchased — Currency Risk								3,176,530
Total — Options Purchased (Cost $15,721,188)								$8,355,949

Open Over-The-Counter Index Options Written
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(m)		Value	Unrealized Appreciation (Depreciation)
CBOE SPX Volatility Index	Call	Bank of America Merrill Lynch	December-2017	396	USD	16	$(59,004)	USD	633,600	$(31,719)	$27,285
CBOE SPX Volatility Index	Call	Morgan Stanley Capital Services LLC	February-2018	17	USD	16	(2,873)	USD	27,200	(2,768)	105
CBOE SPX Volatility Index	Call	Morgan Stanley Capital Services LLC	March-2018	17	USD	16	(3,587)	USD	27,200	(3,568)	19
CBOE SPX Volatility Index	Call	Morgan Stanley Capital Services LLC	April-2018	17	USD	15	(4,692)	USD	25,500	(4,648)	44
Hang Seng China Enterprises Index	Call	J.P. Morgan Chase Bank, N.A.	December-2018	23	HKD	11,200	(151,684)	HKD	12,880,000	(150,886)	798
Russell 2000 Index Mini	Call	Goldman Sachs International	December-2017	20	USD	1,580	(9,788)	USD	3,160,000	(6,349)	3,439
S&P 500 Index	Call	Citigroup Global Markets Inc.	December-2017	1	USD	2,645	(455)	USD	264,500	(364)	91
S&P 500 Index	Call	Goldman Sachs International	December-2017	2	USD	2,660	(620)	USD	532,000	(468)	152
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	September-2018	3	USD	2,625	(28,335)	USD	787,500	(27,119)	1,216
Subtotal — Over-The-Counter Index Call Options Written							(261,038)			(227,889)	33,149
CBOE SPX Volatility Index	Put	Morgan Stanley Capital Services LLC	November-2017	17	USD	14	(5,372)	USD	23,800	(5,288)	84
CBOE SPX Volatility Index	Put	Morgan Stanley Capital Services LLC	December-2017	17	USD	14	(5,168)	USD	23,800	(4,850)	318
CBOE SPX Volatility Index	Put	Morgan Stanley Capital Services LLC	January-2018	17	USD	13	(3,009)	USD	22,100	(2,847)	162
FTSE 100 Index	Put	UBS	December-2017	39	GBP	7,125	(88,856)	GBP	2,778,750	(9,528)	79,328
FTSE 100 Index	Put	UBS	June-2018	7	GBP	7,150	(29,352)	GBP	500,500	(19,801)	9,551

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(m)		Value	Unrealized Appreciation (Depreciation)
FTSE 100 Index	Put	Deutsche Bank Securities Inc.	June-2018	5	GBP	7,150	$(13,733)	GBP	357,500	$(14,144)	$(411)
Hang Seng China Enterprises Index	Put	J.P. Morgan Chase Bank, N.A.	December-2018	24	HKD	10,800	(118,665)	HKD	12,960,000	(115,795)	2,870
Nikkei 225 Index	Put	Goldman Sachs International	December-2017	34	JPY	20,000	(246,679)	JPY	680,000,000	(12,200)	234,479
Nikkei 225 Index	Put	UBS	December-2017	19	JPY	20,000	(129,801)	JPY	380,000,000	(6,817)	122,984
Nikkei 225 Index	Put	Bank of America Merrill Lynch	December-2017	16	JPY	20,250	(118,206)	JPY	324,000,000	(7,166)	111,040
Nikkei 225 Index	Put	J.P. Morgan Chase Bank, N.A.	December-2017	3	JPY	20,000	(1,668)	JPY	60,000,000	(1,076)	592
Nikkei 225 Index	Put	Bank of America Merrill Lynch	June-2018	60	JPY	42,000	(618,823)	JPY	1,260,000,000	(380,384)	238,439
Nikkei 225 Index	Put	UBS	June-2018	15	JPY	22,000	(138,007)	JPY	330,000,000	(149,824)	(11,817)
Russell 2000 Index Mini	Put	Citigroup Global Markets Inc.	November-2017	11	USD	1,435	(6,215)	USD	1,578,500	(3,855)	2,360
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	September-2018	3	USD	2,375	(20,490)	USD	712,500	(20,226)	264
SMI Index	Put	Goldman Sachs International	December-2017	112	CHF	7,700	(87,694)	CHF	8,624,000	(4,012)	83,682
SMI Index	Put	UBS	December-2017	23	CHF	8,400	(38,232)	CHF	1,932,000	(2,711)	35,521
SMI Index	Put	UBS	December-2017	21	CHF	8,600	(45,816)	CHF	1,806,000	(3,845)	41,971
SMI Index	Put	Goldman Sachs International	June-2018	2	CHF	8,000	(5,147)	CHF	160,000	(2,443)	2,704
SMI Index	Put	Goldman Sachs International	June-2018	2	CHF	8,200	(5,462)	CHF	164,000	(3,069)	2,393
SMI Index	Put	Goldman Sachs International	June-2018	2	CHF	8,600	(8,403)	CHF	172,000	(4,835)	3,568
SMI Index	Put	Deutsche Bank Securities Inc.	June-2018	10	CHF	8,000	(13,033)	CHF	800,000	(12,217)	816
SMI Index	Put	Deutsche Bank Securities Inc.	June-2018	8	CHF	8,200	(12,992)	CHF	656,000	(12,275)	717
SMI Index	Put	Deutsche Bank Securities Inc.	June-2018	6	CHF	8,600	(15,347)	CHF	516,000	(14,504)	843
SX7E Index	Put	UBS	December-2017	30	EUR	115	(7,850)	EUR	172,500	(208)	7,642
SX7E Index	Put	UBS	December-2017	26	EUR	120	(9,072)	EUR	156,000	(417)	8,655
SX7E Index	Put	UBS	December-2017	23	EUR	130	(13,461)	EUR	149,500	(1,928)	11,533
SX7E Index	Put	UBS	December-2018	20	EUR	110	(8,703)	EUR	110,000	(6,084)	2,619
SX7E Index	Put	UBS	December-2018	17	EUR	120	(10,947)	EUR	102,000	(8,200)	2,747
SX7E Index	Put	UBS	December-2018	16	EUR	130	(14,631)	EUR	104,000	(11,664)	2,967
Subtotal — Over-The-Counter Index Put Options Written							(1,840,834)			(842,213)	998,621
Total — Index Options Written—Equity Risk							$(2,101,872)			$(1,070,102)	$1,031,770

(m)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
EUR versus USD	Call	Barclays Bank PLC	January-2020	USD	1.270	$(33,953)	EUR	338,440	$(12,883)	$21,070
EUR versus USD	Call	Barclays Bank PLC	January-2020	USD	1.222	(66,630)	EUR	640,440	(37,968)	28,662
EUR versus USD	Call	Barclays Bank PLC	March-2020	USD	1.170	(13,404)	EUR	132,118	(12,339)	1,065
EUR versus USD	Call	Barclays Bank PLC	April-2020	USD	1.172	(44,779)	EUR	431,984	(40,926)	3,853
EUR versus USD	Call	Barclays Bank PLC	April-2020	USD	1.172	(36,888)	EUR	351,372	(33,289)	3,599
EUR versus USD	Call	Barclays Bank PLC	May-2020	USD	1.225	(12,182)	EUR	119,640	(7,966)	4,216

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Written—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
EUR versus USD	Call	Barclays Bank PLC	June-2020	USD	1.218	$(52,930)	EUR	509,824	$(36,716)	$16,214
EUR versus USD	Call	Barclays Bank PLC	June-2020	USD	1.220	(57,422)	EUR	578,405	(42,186)	15,236
EUR versus USD	Call	Barclays Bank PLC	July-2020	USD	1.213	(48,840)	EUR	477,259	(37,156)	11,684
EUR versus USD	Call	Barclays Bank PLC	July-2020	USD	1.188	(42,457)	EUR	437,856	(40,668)	1,789
EUR versus USD	Call	Barclays Bank PLC	August-2020	USD	1.177	(79,273)	EUR	754,643	(77,790)	1,483
EUR versus USD	Call	Citigroup Global Markets Inc.	August-2020	USD	1.194	(36,552)	EUR	363,370	(33,732)	2,820
EUR versus USD	Call	Citigroup Global Markets Inc.	August-2020	USD	1.228	(36,638)	EUR	353,889	(26,039)	10,599
EUR versus USD	Call	Citigroup Global Markets Inc.	June-2021	USD	1.184	(113,043)	EUR	1,126,229	(139,475)	(26,432)
EUR versus USD	Call	Deutsche Bank Securities Inc.	July-2020	USD	1.210	(36,515)	EUR	358,640	(28,215)	8,300
EUR versus USD	Call	Deutsche Bank Securities Inc.	August-2020	USD	1.205	(32,515)	EUR	320,544	(27,592)	4,923
EUR versus USD	Call	Goldman Sachs International	December-2019	USD	1.350	(283,731)	EUR	2,792,791	(47,326)	236,405
EUR versus USD	Call	Goldman Sachs International	January-2020	USD	1.253	(30,213)	EUR	310,284	(13,952)	16,261
EUR versus USD	Call	Goldman Sachs International	February-2020	USD	1.234	(22,003)	EUR	238,027	(12,963)	9,040
EUR versus USD	Call	Goldman Sachs International	April-2020	USD	1.159	(63,718)	EUR	618,354	(64,092)	(374)
EUR versus USD	Call	Goldman Sachs International	July-2020	USD	1.204	(19,856)	EUR	200,000	(16,878)	2,978
EUR versus USD	Call	Goldman Sachs International	August-2020	USD	1.171	(58,508)	EUR	565,767	(60,519)	(2,011)
EUR versus USD	Call	Goldman Sachs International	August-2020	USD	1.181	(88,316)	EUR	840,208	(84,738)	3,578
EUR versus USD	Call	Goldman Sachs International	August-2020	USD	1.182	(99,575)	EUR	940,625	(94,271)	5,304
EUR versus USD	Call	Goldman Sachs International	August-2020	USD	1.192	(150,346)	EUR	1,446,909	(136,065)	14,281
EUR versus USD	Call	Goldman Sachs International	August-2020	USD	1.199	(107,205)	EUR	949,393	(85,307)	21,898
EUR versus USD	Call	Goldman Sachs International	August-2020	USD	1.203	(172,877)	EUR	1,678,227	(146,390)	26,487
EUR versus USD	Call	Goldman Sachs International	August-2020	USD	1.210	(42,969)	EUR	422,926	(35,325)	7,644
EUR versus USD	Call	Goldman Sachs International	June-2021	USD	1.176	(78,167)	EUR	953,186	(122,926)	(44,759)
EUR versus USD	Call	Goldman Sachs International	June-2021	USD	1.195	(59,194)	EUR	798,801	(93,457)	(34,263)
EUR versus USD	Call	Goldman Sachs International	June-2021	USD	1.202	(111,513)	EUR	948,543	(106,960)	4,553
EUR versus USD	Call	Goldman Sachs International	June-2021	USD	1.205	(72,564)	EUR	599,775	(66,561)	6,003
EUR versus USD	Call	Goldman Sachs International	June-2021	USD	1.208	(97,442)	EUR	842,323	(91,990)	5,452
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	June-2021	USD	1.208	(39,433)	EUR	385,953	(42,150)	(2,717)
EUR versus USD	Call	Bank of America Merrill Lynch	August-2020	USD	1.217	(85,895)	EUR	798,120	(63,360)	22,535
USD versus BRL	Call	Barclays Bank PLC	March-2018	BRL	3.750	(1,459)	USD	300,000	(1,839)	(380)
USD versus BRL	Call	Morgan Stanley Capital Services LLC	March-2018	BRL	3.750	(6,085)	USD	263,000	(1,612)	4,473
Subtotal — Over-The-Counter Foreign Currency Call Options Written						(2,435,090)			(2,023,621)	411,469
EUR versus USD	Put	Barclays Bank PLC	June-2021	USD	1.175	(51,880)	EUR	562,501	(21,694)	30,186
EUR versus USD	Put	Citigroup Global Markets Inc.	June-2021	USD	1.175	(59,017)	EUR	567,334	(21,881)	37,136
EUR versus USD	Put	Citigroup Global Markets Inc.	June-2021	USD	1.189	(67,932)	EUR	632,455	(27,139)	40,793
EUR versus USD	Put	Citigroup Global Markets Inc.	June-2021	USD	1.284	(9,707)	EUR	112,906	(9,239)	468
EUR versus USD	Put	Goldman Sachs International	November-2019	USD	1.227	(161,037)	EUR	2,792,791	(147,771)	13,266
EUR versus USD	Put	Goldman Sachs International	February-2020	USD	1.234	(102,489)	EUR	1,659,309	(93,708)	8,781
EUR versus USD	Put	Goldman Sachs International	May-2020	USD	1.240	(171,527)	EUR	2,609,579	(156,210)	15,317
EUR versus USD	Put	Goldman Sachs International	August-2020	USD	1.200	(151,201)	EUR	1,348,907	(57,998)	93,203
EUR versus USD	Put	Goldman Sachs International	June-2021	USD	1.177	(58,344)	EUR	530,238	(20,680)	37,664
EUR versus USD	Put	Goldman Sachs International	June-2021	USD	1.228	(134,703)	EUR	1,684,483	(95,249)	39,454
EUR versus USD	Put	J.P. Morgan Chase Bank, N.A.	May-2020	USD	1.259	(49,987)	EUR	795,507	(55,281)	(5,294)
EUR versus USD	Put	J.P. Morgan Chase Bank, N.A.	June-2021	USD	1.281	(29,802)	EUR	379,616	(30,486)	(684)
EUR versus USD	Put	Morgan Stanley Capital Services LLC	May-2020	USD	1.251	(112,376)	EUR	1,759,196	(114,668)	(2,292)
EUR versus USD	Put	Morgan Stanley Capital Services LLC	May-2020	USD	1.257	(54,393)	EUR	879,599	(59,938)	(5,545)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Written—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
EUR versus USD	Put	Morgan Stanley Capital Services LLC	May-2020	USD	1.259	$(54,773)	EUR	879,599	$(61,125)	$(6,352)
USD versus JPY	Put	Barclays Bank PLC	January-2018	JPY	113.500	(27,424)	USD	709,000	(11,514)	15,910
USD versus JPY	Put	Goldman Sachs International	January-2018	JPY	113.500	(152,738)	USD	3,638,499	(59,089)	93,649
USD versus JPY	Put	UBS	January-2018	JPY	113.500	(67,234)	USD	1,838,000	(29,849)	37,385
USD versus KRW	Put	Goldman Sachs International	January-2018	KRW	1,190.000	(53,603)	USD	1,366,372	(93,136)	(39,533)
USD versus KRW	Put	Goldman Sachs International	January-2018	KRW	1,250.000	(409,404)	USD	5,702,000	(682,540)	(273,136)
Subtotal — Over-The-Counter Foreign Currency Put Options Written						(1,979,571)			(1,849,195)	130,376
Total — Foreign Currency Options Written — Currency Risk						$(4,414,661)			$(3,872,816)	$541,845
Total — Options Written						$(6,516,533)			$(4,942,918)	$1,573,615

Open Futures Contracts(n)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
CAA Index	388	December-2017	$3,062,173	$178,896	$178,896
CAC 40 Index	184	November-2017	11,792,003	301,061	301,061
E-Mini S&P 500 Index	6	December-2017	771,810	91,509	91,509
Mini MSCI Emerging Markets Index	34	December-2017	1,911,140	48,522	48,522
MSCI Taiwan Index	101	November-2017	4,110,700	33,901	33,901
Swiss Market Index	108	December-2017	10,006,455	268,325	268,325
Subtotal — Equity Risk				922,214	922,214
Euro-Buxl 30 Year Bonds	2	December-2017	387,026	5,325	5,325
U.S. Treasury Long Bonds	2	December-2017	304,938	438	438
U.S. Treasury Ultra Bonds	82	December-2017	13,512,063	(275,006)	(275,006)
Subtotal — Interest Rate Risk				(269,243)	(269,243)
Subtotal — Long Futures Contracts				652,971	652,971

Short Futures Contracts
Bovespa Index	115	December-2017	(2,631,786)	94,981	94,981
DAX Index	30	December-2017	(11,551,731)	(838,756)	(838,756)
EURO STOXX 50 Index	236	December-2017	(10,111,425)	(647,533)	(647,533)
E-Mini Russell 2000 Index	133	December-2017	(9,992,955)	(784,336)	(784,336)
FTSE 100 Index	123	December-2017	(12,201,387)	(148,655)	(148,655)
Hang Seng China Enterprises Index	42	November-2017	(3,098,828)	33,186	33,186
Mexican Bolsa IPC Index	87	December-2017	(2,210,691)	88,402	88,402
MSCI AC Asia ex Japan Index	37	December-2017	(1,804,294)	(88,046)	(88,046)
Nikkei 225 Index	9	December-2017	(869,008)	(115,082)	(115,082)
Russell UK Mid 150 Futures Index	57	December-2017	(2,910,865)	(101,230)	(101,230)
Subtotal — Equity Risk				(2,507,069)	(2,507,069)
Long Gilt	8	December-2017	(1,321,280)	14,913	14,913
U.S. Treasury 2 Year Notes	8	December-2017	(1,722,875)	0	0
U.S. Treasury 10 Year Bonds	9	December-2017	(1,124,438)	109	109
Subtotal — Interest Rate Risk				15,022	15,022
Subtotal — Short Futures Contracts				(2,492,047)	(2,492,047)
Total — Futures Contracts				$(1,839,076)	$(1,839,076)

(n)	Futures contracts collateralized by $4,456,843 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Credit Default Swap Agreements(o)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(p)		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(q)
Markit CDX North America Investment Grade Index, Series 29, Version 1	Sell	1.00%	Quarterly	12/20/2022	0.52%	USD	735,000	$16,915	$17,000	$85
Markit iTraxx Europe Index, Series 28, Version 1	Sell	1.00	Quarterly	12/20/2022	0.50	EUR	2,040,000	43,672	60,560	16,888
Markit iTraxx Europe Index, Series 27, Version 1	Sell	1.00	Quarterly	06/20/2022	0.42	EUR	35,000	807	1,102	295
Subtotal — Appreciation								61,394	78,662	17,268
Markit CDX North America Investment Grade Index, Series 29, Version 1	Buy	(1.00)	Quarterly	12/20/2022	0.52	USD	11,375,000	(221,428)	(263,093)	(41,665)
Markit iTraxx Europe Crossover Index, Series 28, Version 1	Buy	(5.00)	Quarterly	12/20/2022	2.25	EUR	675,000	(93,326)	(102,246)	(8,920)
Markit iTraxx Europe Index, Series 28, Version 1	Buy	(1.00)	Quarterly	12/20/2022	0.50	EUR	300,000	(7,928)	(8,906)	(978)
Markit iTraxx Europe Index, Series 27, Version 1	Buy	(1.00)	Quarterly	06/20/2022	0.42	EUR	21,358,000	(343,977)	(672,529)	(328,552)
Subtotal — Depreciation								(666,659)	(1,046,774)	(380,115)
Total Credit Default Swap Agreements — Credit Risk								$(605,265)	$(968,112)	$(362,847)

(p)	Implied credit spreads represent the current level as of October 31, 2017 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit spread markets generally.
(q)	The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

Open Centrally Cleared Interest Rate Swap Agreements(o)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(r)
Pay	3 Month CDOR	Semi-Annually	2.140%	Semi-Annually	09/18/2022	CAD	509,225	$—	$2,421	$2,421
Pay	3 Month CDOR	Semi-Annually	2.145	Semi-Annually	09/15/2022	CAD	1,261,963	—	6,255	6,255
Pay	3 Month CDOR	Semi-Annually	2.150	Semi-Annually	09/15/2022	CAD	1,261,963	—	6,496	6,496
Pay	3 Month CDOR	Semi-Annually	2.153	Semi-Annually	09/15/2022	CAD	1,261,962	—	6,616	6,616
Pay	3 Month CDOR	Semi-Annually	2.155	Semi-Annually	09/18/2022	CAD	1,261,963	—	6,725	6,725
Pay	3 Month CDOR	Semi-Annually	2.160	Semi-Annually	09/18/2022	CAD	1,261,962	—	6,966	6,966
Pay	3 Month CDOR	Semi-Annually	2.163	Semi-Annually	09/18/2022	CAD	1,261,962	—	7,087	7,087
Pay	3 Month CDOR	Semi-Annually	2.169	Semi-Annually	12/20/2022	CAD	1,245,463	—	5,901	5,901
Pay	3 Month CDOR	Semi-Annually	2.170	Semi-Annually	12/20/2022	CAD	1,245,462	—	5,949	5,949
Pay	3 Month CDOR	Semi-Annually	2.174	Semi-Annually	12/20/2022	CAD	1,245,463	—	6,118	6,118
Pay	3 Month CDOR	Semi-Annually	2.175	Semi-Annually	12/20/2022	CAD	2,878,150	—	14,322	14,322
Pay	3 Month CDOR	Semi-Annually	2.190	Semi-Annually	12/20/2022	CAD	1,245,462	—	6,916	6,916
Pay	3 Month STIBOR	Quarterly	0.478	Annually	12/20/2022	SEK	12,413,000	—	4,235	4,235
Pay	3 Month STIBOR	Quarterly	2.305	Annually	07/21/2025	SEK	18,514,281	—	99,517	99,517
Pay	3 Month STIBOR	Quarterly	2.275	Annually	10/02/2025	SEK	10,606,000	—	51,429	51,429
Pay	3 Month STIBOR	Quarterly	2.373	Annually	11/24/2025	SEK	13,133,000	—	67,505	67,505
Pay	3 Month STIBOR	Quarterly	2.470	Annually	11/17/2025	SEK	14,717,000	—	84,127	84,127
Pay	3 Month STIBOR	Quarterly	2.534	Annually	12/17/2025	SEK	36,231,000	—	215,301	215,301
Pay	3 Month STIBOR	Quarterly	2.313	Annually	01/19/2026	SEK	21,817,000	—	98,842	98,842
Pay	3 Month STIBOR	Quarterly	2.655	Annually	01/04/2026	SEK	34,380,000	—	224,894	224,894
Pay	3 Month STIBOR	Quarterly	2.060	Annually	03/10/2026	SEK	11,083,000	—	31,640	31,640
Pay	3 Month STIBOR	Quarterly	2.033	Annually	06/16/2026	SEK	15,348,000	—	33,948	33,948
Pay	3 Month STIBOR	Quarterly	2.053	Annually	06/16/2026	SEK	15,954,000	—	37,124	37,124
Pay	3 Month STIBOR	Quarterly	1.927	Annually	06/15/2027	SEK	5,530,800	—	144	144

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(o)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(r)
Pay	3 Month STIBOR	Quarterly	1.948%	Annually	06/15/2027	SEK	3,687,200	$—	$506	$506
Pay	3 Month STIBOR	Quarterly	1.968	Annually	06/15/2027	SEK	16,029,000	—	3,993	3,993
Pay	3 Month USD LIBOR	Quarterly	2.584	Semi-Annually	03/15/2027	USD	4,739,000	—	95,553	95,553
Pay	3 Month USD LIBOR	Quarterly	2.417	Semi-Annually	12/20/2027	USD	823,000	—	1,467	1,467
Pay	3 Month USD LIBOR	Quarterly	2.644	Semi-Annually	11/15/2043	USD	1,118,000	—	2,409	2,409
Pay	3 Month USD LIBOR	Quarterly	2.649	Semi-Annually	11/15/2043	USD	393,000	—	2,025	2,025
Pay	3 Month USD LIBOR	Quarterly	2.677	Semi-Annually	11/15/2043	USD	762,000	—	8,126	8,126
Pay	3 Month USD LIBOR	Quarterly	2.788	Semi-Annually	12/15/2047	USD	400,000	—	426	426
Pay	6 Month AUD BBSW	Semi-Annually	2.942	Semi-Annually	12/21/2026	AUD	3,891,534	—	36,244	36,244
Pay	6 Month AUD BBSW	Semi-Annually	2.943	Semi-Annually	12/21/2026	AUD	3,113,633	—	29,141	29,141
Pay	6 Month AUD BBSW	Semi-Annually	2.965	Semi-Annually	12/21/2026	AUD	3,113,633	—	33,381	33,381
Pay	6 Month AUD BBSW	Semi-Annually	2.970	Semi-Annually	12/21/2026	AUD	1,659,717	—	18,296	18,296
Pay	6 Month AUD BBSW	Semi-Annually	3.052	Semi-Annually	12/21/2026	AUD	3,080,074	—	49,185	49,185
Pay	6 Month AUD BBSW	Semi-Annually	3.091	Semi-Annually	12/21/2026	AUD	1,270,417	—	23,240	23,240
Pay	6 Month AUD BBSW	Semi-Annually	3.135	Semi-Annually	12/21/2026	AUD	3,266,992	—	68,423	68,423
Pay	6 Month AUD BBSW	Semi-Annually	2.889	Semi-Annually	03/15/2027	AUD	1,205,040	—	6,372	6,372
Pay	6 Month AUD BBSW	Semi-Annually	2.905	Semi-Annually	03/15/2027	AUD	2,190,995	—	13,854	13,854
Pay	6 Month AUD BBSW	Semi-Annually	2.913	Semi-Annually	03/15/2027	AUD	1,755,322	—	11,939	11,939
Pay	6 Month AUD BBSW	Semi-Annually	2.914	Semi-Annually	03/15/2027	AUD	1,755,322	—	12,078	12,078
Pay	6 Month AUD BBSW	Semi-Annually	2.918	Semi-Annually	03/15/2027	AUD	1,755,321	—	12,498	12,498
Pay	6 Month AUD BBSW	Semi-Annually	2.884	Semi-Annually	06/21/2027	AUD	664,000	—	2,644	2,644
Pay	6 Month AUD BBSW	Semi-Annually	2.926	Semi-Annually	12/20/2027	AUD	1,369,340	—	5,951	5,951
Pay	6 Month AUD BBSW	Semi-Annually	2.930	Semi-Annually	12/20/2027	AUD	2,738,320	—	12,588	12,588
Pay	6 Month AUD BBSW	Semi-Annually	2.932	Semi-Annually	12/20/2027	AUD	1,369,340	—	6,525	6,525
Pay	6 Month EUR LIBOR	Semi-Annually	1.442	Annually	06/15/2027	EUR	1,443,000	—	2,188	2,188
Pay	6 Month EUR LIBOR	Semi-Annually	1.498	Annually	09/21/2027	EUR	2,041,000	—	2,134	2,134
Pay	6 Month EUR LIBOR	Semi-Annually	1.585	Annually	12/21/2027	EUR	1,596,000	—	4,679	4,679
Pay	6 Month EUR LIBOR	Semi-Annually	1.642	Annually	12/21/2027	EUR	1,095,000	—	6,723	6,723
Pay	6 Month EUR LIBOR	Semi-Annually	1.937	Annually	12/15/2047	EUR	179,000	—	127	127
Pay	6 Month GBP LIBOR	Semi-Annually	1.634	Semi-Annually	09/20/2047	GBP	626,383	—	7,845	7,845
Pay	6 Month GBP LIBOR	Semi-Annually	1.635	Semi-Annually	09/20/2047	GBP	917,042	—	11,816	11,816
Pay	6 Month GBP LIBOR	Semi-Annually	1.669	Semi-Annually	09/20/2047	GBP	862,575	—	20,502	20,502
Pay	6 Month GBP LIBOR	Semi-Annually	1.670	Semi-Annually	09/15/2047	GBP	538,000	—	647	647
Pay	6 Month GBP LIBOR	Semi-Annually	1.622	Semi-Annually	12/20/2047	GBP	291,000	—	2,535	2,535
Pay	6 Month GBP LIBOR	Semi-Annually	1.661	Semi-Annually	12/15/2047	GBP	643,000	—	763	763
Pay	6 Month GBP LIBOR	Semi-Annually	1.676	Semi-Annually	12/20/2047	GBP	230,000	—	6,110	6,110
Receive	3 Month STIBOR	Quarterly	0.036	Annually	09/21/2021	SEK	10,167,000	—	7,709	7,709
Receive	3 Month STIBOR	Quarterly	0.020	Annually	09/21/2021	SEK	11,493,000	—	5,688	5,688
Receive	3 Month STIBOR	Quarterly	0.020	Annually	12/21/2021	SEK	16,053,000	—	12,406	12,406
Receive	3 Month USD LIBOR	Quarterly	2.333	Semi-Annually	12/21/2026	USD	4,390,500	—	1,687	1,687
Receive	3 Month USD LIBOR	Quarterly	2.271	Semi-Annually	03/15/2027	USD	776,000	—	5,103	5,103
Receive	3 Month USD LIBOR	Quarterly	2.299	Semi-Annually	03/15/2027	USD	1,130,000	—	4,759	4,759
Receive	3 Month USD LIBOR	Quarterly	2.311	Semi-Annually	03/15/2027	USD	1,408,000	—	4,488	4,488
Receive	3 Month USD LIBOR	Quarterly	2.315	Semi-Annually	03/15/2027	USD	1,130,000	—	3,216	3,216
Receive	3 Month USD LIBOR	Quarterly	2.317	Semi-Annually	03/15/2027	USD	1,130,000	—	3,023	3,023
Receive	3 Month USD LIBOR	Quarterly	2.310	Semi-Annually	06/21/2027	USD	204,000	—	901	901
Receive	3 Month USD LIBOR	Quarterly	2.309	Semi-Annually	10/19/2027	USD	700,456	—	4,155	4,155
Receive	3 Month USD LIBOR	Quarterly	2.332	Semi-Annually	12/20/2027	USD	700,456	—	4,085	4,085
Receive	3 Month USD LIBOR	Quarterly	2.334	Semi-Annually	12/20/2027	USD	350,316	—	2,002	2,002

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(o)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(r)
Receive	3 Month USD LIBOR	Quarterly	2.337%	Semi-Annually	12/20/2027	USD	350,140	$—	$1,906	$1,906
Receive	3 Month USD LIBOR	Quarterly	2.338	Semi-Annually	12/20/2027	USD	350,316	—	1,860	1,860
Receive	3 Month USD LIBOR	Quarterly	2.341	Semi-Annually	12/20/2027	USD	350,316	—	1,765	1,765
Receive	3 Month USD LIBOR	Quarterly	2.453	Semi-Annually	11/15/2043	USD	1,670,208	—	56,193	56,193
Receive	3 Month USD LIBOR	Quarterly	2.458	Semi-Annually	11/15/2043	USD	4,124,697	—	134,793	134,793
Receive	3 Month USD LIBOR	Quarterly	2.460	Semi-Annually	11/15/2043	USD	4,979,453	—	160,012	160,012
Receive	3 Month USD LIBOR	Quarterly	2.475	Semi-Annually	11/15/2043	USD	2,856,567	—	83,282	83,282
Receive	3 Month USD LIBOR	Quarterly	2.494	Semi-Annually	11/15/2043	USD	910,000	—	23,063	23,063
Receive	3 Month USD LIBOR	Quarterly	2.555	Semi-Annually	11/15/2043	USD	1,769,000	—	23,940	23,940
Receive	3 Month USD LIBOR	Quarterly	2.558	Semi-Annually	11/15/2043	USD	817,000	—	10,513	10,513
Receive	3 Month USD LIBOR	Quarterly	2.671	Semi-Annually	09/15/2047	USD	1,083,000	—	10,538	10,538
Receive	3 Month USD LIBOR	Quarterly	2.678	Semi-Annually	09/15/2047	USD	428,000	—	3,903	3,903
Receive	6 Month AUD BBSW	Semi-Annually	2.653	Semi-Annually	06/21/2027	AUD	1,353,000	—	14,732	14,732
Receive	6 Month AUD BBSW	Semi-Annually	2.818	Semi-Annually	09/20/2027	AUD	670,000	—	942	942
Receive	6 Month EUR LIBOR	Semi-Annually	1.370	Annually	06/15/2027	EUR	878,000	—	2,032	2,032
Receive	6 Month EUR LIBOR	Semi-Annually	1.414	Annually	06/15/2027	EUR	4,151,500	—	418	418
Receive	6 Month EUR LIBOR	Semi-Annually	1.407	Annually	09/21/2027	EUR	169,000	—	625	625
Receive	6 Month GBP LIBOR	Semi-Annually	1.144	Semi-Annually	09/21/2046	GBP	234,000	—	31,596	31,596
Receive	6 Month GBP LIBOR	Semi-Annually	1.615	Semi-Annually	09/17/2046	GBP	4,229,880	—	55,172	55,172
Receive	6 Month GBP LIBOR	Semi-Annually	1.693	Semi-Annually	09/17/2046	GBP	1,178,120	—	2,230	2,230
Receive	6 Month GBP LIBOR	Semi-Annually	1.004	Semi-Annually	12/21/2046	GBP	493,000	—	88,884	88,884
Receive	6 Month GBP LIBOR	Semi-Annually	1.210	Semi-Annually	12/21/2046	GBP	758,000	—	89,272	89,272
Receive	6 Month GBP LIBOR	Semi-Annually	1.294	Semi-Annually	12/21/2046	GBP	517,000	—	48,261	48,261
Receive	6 Month GBP LIBOR	Semi-Annually	1.395	Semi-Annually	12/21/2046	GBP	220,000	—	14,043	14,043
Receive	6 Month GBP LIBOR	Semi-Annually	1.533	Semi-Annually	03/15/2047	GBP	1,237,709	—	27,451	27,451
Receive	6 Month GBP LIBOR	Semi-Annually	1.569	Semi-Annually	03/15/2047	GBP	1,028,291	—	11,889	11,889
Receive	6 Month GBP LIBOR	Semi-Annually	1.440	Semi-Annually	06/21/2047	GBP	643,000	—	31,852	31,852
Receive	6 Month GBP LIBOR	Semi-Annually	1.415	Semi-Annually	09/20/2047	GBP	240,000	—	13,706	13,706
Receive	6 Month GBP LIBOR	Semi-Annually	1.494	Semi-Annually	09/15/2047	GBP	86,000	—	2,078	2,078
Receive	6 Month GBP LIBOR	Semi-Annually	1.523	Semi-Annually	09/15/2047	GBP	589,211	—	11,821	11,821
Receive	6 Month GBP LIBOR	Semi-Annually	1.544	Semi-Annually	09/15/2047	GBP	1,206,492	—	20,606	20,606
Receive	6 Month GBP LIBOR	Semi-Annually	1.545	Semi-Annually	09/15/2047	GBP	566,313	—	9,566	9,566
Receive	6 Month GBP LIBOR	Semi-Annually	1.549	Semi-Annually	09/15/2047	GBP	1,206,492	—	19,786	19,786
Receive	6 Month GBP LIBOR	Semi-Annually	1.558	Semi-Annually	09/15/2047	GBP	1,206,492	—	18,203	18,203
Receive	6 Month GBP LIBOR	Semi-Annually	1.598	Semi-Annually	12/15/2047	GBP	570,000	—	4,544	4,544
Receive	6 Month GBP LIBOR	Semi-Annually	1.608	Semi-Annually	12/15/2047	GBP	571,000	—	3,685	3,685
Receive	6 Month GBP LIBOR	Semi-Annually	1.648	Semi-Annually	12/15/2047	GBP	586,000	—	421	421
Subtotal — Appreciation								—	2,648,216	2,648,216
Pay	28 Day MXN TIIE	Monthly	6.925	Monthly	06/16/2021	MXN	1,500,000	—	(174)	(174)
Pay	3 Month CDOR	Semi-Annually	2.030	Semi-Annually	12/20/2022	CAD	351,536	—	(91)	(91)
Pay	3 Month CDOR	Semi-Annually	2.038	Semi-Annually	12/20/2022	CAD	1,282,813	—	(240)	(240)
Pay	3 Month CDOR	Semi-Annually	2.040	Semi-Annually	12/20/2022	CAD	1,282,814	—	(139)	(139)
Pay	3 Month STIBOR	Quarterly	1.327	Annually	06/16/2026	SEK	10,167,000	—	(18,174)	(18,174)
Pay	3 Month STIBOR	Quarterly	1.360	Annually	09/15/2026	SEK	15,350,000	—	(30,181)	(30,181)
Pay	3 Month STIBOR	Quarterly	1.560	Annually	09/15/2026	SEK	8,210,000	—	(7,015)	(7,015)
Pay	3 Month STIBOR	Quarterly	1.613	Annually	09/15/2026	SEK	16,053,000	—	(9,589)	(9,589)
Pay	3 Month USD LIBOR	Quarterly	2.347	Semi-Annually	03/15/2027	USD	616,000	—	(28)	(28)
Pay	3 Month USD LIBOR	Quarterly	2.147	Semi-Annually	06/21/2027	USD	770,000	—	(14,401)	(14,401)
Pay	3 Month USD LIBOR	Quarterly	2.248	Semi-Annually	06/21/2027	USD	1,102,000	—	(10,828)	(10,828)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(o)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(r)
Pay	3 Month USD LIBOR	Quarterly	2.179%	Semi-Annually	09/20/2027	USD	363,000	$—	$(6,245)	$(6,245)
Pay	3 Month USD LIBOR	Quarterly	2.449	Semi-Annually	11/15/2043	USD	796,000	—	(27,408)	(27,408)
Pay	3 Month USD LIBOR	Quarterly	2.469	Semi-Annually	11/15/2043	USD	313,000	—	(9,518)	(9,518)
Pay	3 Month USD LIBOR	Quarterly	2.475	Semi-Annually	11/15/2043	USD	2,341,000	—	(68,361)	(68,361)
Pay	3 Month USD LIBOR	Quarterly	2.453	Semi-Annually	03/24/2046	USD	4,233,688	—	(137,571)	(137,571)
Pay	3 Month USD LIBOR	Quarterly	2.625	Semi-Annually	04/28/2046	USD	574,000	—	(9,357)	(9,357)
Pay	3 Month USD LIBOR	Quarterly	2.510	Semi-Annually	06/18/2046	USD	491,000	—	(13,121)	(13,121)
Pay	3 Month USD LIBOR	Quarterly	2.155	Semi-Annually	09/17/2046	USD	751,000	—	(44,255)	(44,255)
Pay	3 Month USD LIBOR	Quarterly	2.163	Semi-Annually	09/17/2046	USD	1,123,000	—	(65,349)	(65,349)
Pay	3 Month USD LIBOR	Quarterly	2.623	Semi-Annually	06/16/2047	USD	376,000	—	(5,472)	(5,472)
Pay	3 Month USD LIBOR	Quarterly	2.713	Semi-Annually	06/16/2047	USD	959,000	—	(6,144)	(6,144)
Pay	3 Month USD LIBOR	Quarterly	2.591	Semi-Annually	09/15/2047	USD	131,000	—	(2,226)	(2,226)
Pay	3 Month USD LIBOR	Quarterly	2.691	Semi-Annually	12/15/2047	USD	515,531	—	(3,890)	(3,890)
Pay	3 Month USD LIBOR	Quarterly	2.697	Semi-Annually	12/15/2047	USD	515,735	—	(3,640)	(3,640)
Pay	3 Month USD LIBOR	Quarterly	2.703	Semi-Annually	12/15/2047	USD	515,734	—	(3,372)	(3,372)
Pay	6 Month EUR LIBOR	Semi-Annually	1.816	Annually	09/15/2047	EUR	652,000	—	(10,569)	(10,569)
Pay	6 Month EUR LIBOR	Semi-Annually	1.821	Annually	09/15/2047	EUR	1,304,000	—	(20,269)	(20,269)
Pay	6 Month EUR LIBOR	Semi-Annually	1.822	Annually	09/15/2047	EUR	654,000	—	(10,062)	(10,062)
Pay	6 Month EUR LIBOR	Semi-Annually	1.824	Annually	09/15/2047	EUR	653,000	—	(9,897)	(9,897)
Pay	6 Month EUR LIBOR	Semi-Annually	1.830	Annually	09/15/2047	EUR	652,000	—	(9,408)	(9,408)
Pay	6 Month EUR LIBOR	Semi-Annually	1.841	Annually	09/15/2047	EUR	1,305,000	—	(16,849)	(16,849)
Pay	6 Month EUR LIBOR	Semi-Annually	1.893	Annually	12/15/2047	EUR	353,048	—	(1,785)	(1,785)
Pay	6 Month EUR LIBOR	Semi-Annually	1.899	Annually	12/15/2047	EUR	685,952	—	(2,866)	(2,866)
Pay	6 Month GBP LIBOR	Semi-Annually	1.470	Semi-Annually	03/17/2047	GBP	229,000	—	(6,950)	(6,950)
Pay	6 Month GBP LIBOR	Semi-Annually	1.566	Semi-Annually	03/17/2047	GBP	187,000	—	(3,223)	(3,223)
Pay	6 Month GBP LIBOR	Semi-Annually	1.468	Semi-Annually	06/16/2047	GBP	260,000	—	(7,527)	(7,527)
Pay	6 Month GBP LIBOR	Semi-Annually	1.474	Semi-Annually	09/20/2047	GBP	285,000	—	(11,037)	(11,037)
Receive	3 Month CDOR	Semi-Annually	2.113	Semi-Annually	12/20/2022	CAD	792,000	—	(2,053)	(2,053)
Receive	3 Month STIBOR	Quarterly	0.390	Annually	04/29/2021	SEK	111,635,138	—	(167,791)	(167,791)
Receive	3 Month STIBOR	Quarterly	0.385	Annually	05/02/2021	SEK	170,366,862	—	(250,717)	(250,717)
Receive	3 Month STIBOR	Quarterly	0.348	Annually	06/21/2022	SEK	14,426,000	—	(3,720)	(3,720)
Receive	3 Month STIBOR	Quarterly	0.354	Annually	06/21/2022	SEK	5,530,800	—	(1,581)	(1,581)
Receive	3 Month STIBOR	Quarterly	0.365	Annually	06/21/2022	SEK	3,687,200	—	(1,278)	(1,278)
Receive	3 Month STIBOR	Quarterly	2.071	Annually	12/21/2027	SEK	12,413,000	—	(2,208)	(2,208)
Receive	3 Month USD LIBOR	Quarterly	2.371	Semi-Annually	12/21/2026	USD	4,390,500	—	(12,274)	(12,274)
Receive	3 Month USD LIBOR	Quarterly	2.381	Semi-Annually	12/21/2026	USD	2,958,000	—	(10,655)	(10,655)
Receive	3 Month USD LIBOR	Quarterly	2.384	Semi-Annually	12/21/2026	USD	482,000	—	(1,854)	(1,854)
Receive	3 Month USD LIBOR	Quarterly	2.389	Semi-Annually	12/21/2026	USD	963,000	—	(4,107)	(4,107)
Receive	3 Month USD LIBOR	Quarterly	2.391	Semi-Annually	12/21/2026	USD	1,101,000	—	(4,861)	(4,861)
Receive	3 Month USD LIBOR	Quarterly	2.791	Semi-Annually	12/15/2047	USD	439,000	—	(585)	(585)
Receive	6 Month AUD BBSW	Semi-Annually	2.960	Semi-Annually	03/15/2027	AUD	1,151,000	—	(11,289)	(11,289)
Receive	6 Month AUD BBSW	Semi-Annually	3.040	Semi-Annually	03/15/2027	AUD	762,000	—	(11,426)	(11,426)
Receive	6 Month AUD BBSW	Semi-Annually	2.903	Semi-Annually	09/20/2027	AUD	1,593,000	—	(7,284)	(7,284)
Receive	6 Month AUD BBSW	Semi-Annually	2.947	Semi-Annually	12/20/2027	AUD	1,629,000	—	(9,488)	(9,488)
Receive	6 Month EUR LIBOR	Semi-Annually	1.423	Annually	06/15/2027	EUR	830,300	—	(305)	(305)
Receive	6 Month EUR LIBOR	Semi-Annually	1.425	Annually	06/15/2027	EUR	3,321,200	—	(1,529)	(1,529)
Receive	6 Month EUR LIBOR	Semi-Annually	1.429	Annually	06/15/2027	EUR	732,000	—	(10,256)	(10,256)
Receive	6 Month EUR LIBOR	Semi-Annually	1.433	Annually	06/15/2027	EUR	2,490,900	—	(2,232)	(2,232)
Receive	6 Month EUR LIBOR	Semi-Annually	1.438	Annually	06/15/2027	EUR	5,812,100	—	(6,784)	(6,784)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

35                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(o)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(r)
Receive	6 Month EUR LIBOR	Semi-Annually	1.611%	Annually	09/21/2027	EUR	2,138,758	$—	$(16,108)	$(16,108)
Receive	6 Month EUR LIBOR	Semi-Annually	1.613	Annually	09/21/2027	EUR	703,153	—	(5,375)	(5,375)
Receive	6 Month EUR LIBOR	Semi-Annually	1.622	Annually	09/21/2027	EUR	1,406,307	—	(11,475)	(11,475)
Receive	6 Month EUR LIBOR	Semi-Annually	1.624	Annually	09/21/2027	EUR	703,153	—	(5,816)	(5,816)
Receive	6 Month EUR LIBOR	Semi-Annually	1.626	Annually	09/21/2027	EUR	1,406,307	—	(11,789)	(11,789)
Receive	6 Month EUR LIBOR	Semi-Annually	1.639	Annually	09/21/2027	EUR	916,736	—	(8,351)	(8,351)
Receive	6 Month EUR LIBOR	Semi-Annually	1.653	Annually	09/21/2027	EUR	3,490,569	—	(34,572)	(34,572)
Receive	6 Month EUR LIBOR	Semi-Annually	1.654	Annually	09/21/2027	EUR	1,347,710	—	(13,357)	(13,357)
Receive	6 Month EUR LIBOR	Semi-Annually	1.658	Annually	09/21/2027	EUR	1,406,307	—	(14,288)	(14,288)
Receive	6 Month EUR LIBOR	Semi-Annually	1.940	Annually	09/15/2047	EUR	199,000	—	(18)	(18)
Receive	6 Month EUR LIBOR	Semi-Annually	1.952	Annually	12/15/2047	EUR	391,000	—	(1,003)	(1,003)
Receive	6 Month GBP LIBOR	Semi-Annually	1.972	Semi-Annually	12/02/2045	GBP	737,000	—	(100,855)	(100,855)
Receive	6 Month GBP LIBOR	Semi-Annually	2.045	Semi-Annually	12/03/2045	GBP	1,090,000	—	(175,202)	(175,202)
Receive	6 Month GBP LIBOR	Semi-Annually	2.050	Semi-Annually	01/06/2046	GBP	301,000	—	(47,801)	(47,801)
Receive	6 Month GBP LIBOR	Semi-Annually	1.636	Semi-Annually	03/08/2046	GBP	402,000	—	(7,966)	(7,966)
Receive	6 Month GBP LIBOR	Semi-Annually	1.643	Semi-Annually	03/18/2046	GBP	243,000	—	(5,302)	(5,302)
Receive	6 Month GBP LIBOR	Semi-Annually	1.850	Semi-Annually	04/26/2046	GBP	172,000	—	(15,969)	(15,969)
Receive	6 Month GBP LIBOR	Semi-Annually	1.443	Semi-Annually	06/16/2047	GBP	264,000	—	(2,830)	(2,830)
Subtotal — Depreciation								—	(1,609,585)	(1,609,585)
Total — Interest Rate Swap Agreements — Interest Rate Risk								$—	$1,038,631	$1,038,631

(o)	Centrally cleared swap agreements collateralized by $2,014,886 cash held with Credit Suisse Securities (USA) LLC.
(r)	The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

Open Over-The-Counter Inflation Swap Agreements(s)
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.955%	At Maturity	10/18/2026	USD	1,314,000	$—	$20,667	$20,667
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.960	At Maturity	10/18/2026	USD	1,314,000	—	20,016	20,016
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.995	At Maturity	10/19/2026	USD	1,314,000	—	15,480	15,480
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.000	At Maturity	10/19/2026	USD	1,288,000	—	14,533	14,533
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.010	At Maturity	10/20/2026	USD	1,314,000	—	13,556	13,556
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.993	At Maturity	10/21/2026	USD	1,288,000	—	15,568	15,568
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.010	At Maturity	10/21/2026	USD	1,314,000	—	13,594	13,594
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.995	At Maturity	10/24/2026	USD	1,314,000	—	15,676	15,676
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.233	At Maturity	12/19/2026	USD	2,578,000	—	33,308	33,308
Goldman Sachs International	Receive	United States CPI Urban Consumers NSA	At Maturity	2.040	At Maturity	11/01/2026	USD	1,320,000	—	10,136	10,136
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.048	At Maturity	11/01/2026	USD	1,299,000	—	9,002	9,002
Subtotal — Appreciation									—	181,536	181,536
Barclays Bank PLC	Pay	United Kingdom RPI	At Maturity	3.106	At Maturity	06/15/2026	GBP	1,294,000	—	(70,719)	(70,719)
Barclays Bank PLC	Receive	United Kingdom RPI	At Maturity	3.574	At Maturity	12/15/2026	GBP	3,132,000	—	(55,889)	(55,889)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

36                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Inflation Swap Agreements(s)—(continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.225%	At Maturity	11/16/2026	USD	1,825,000	$—	$(20,507)	$(20,507)
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.255	At Maturity	11/17/2026	USD	1,867,000	—	(26,699)	(26,699)
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	At Maturity	2.949	At Maturity	09/15/2025	GBP	840,423	—	(41,525)	(41,525)
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	At Maturity	2.801	At Maturity	05/15/2026	GBP	1,018,000	—	(94,646)	(94,646)
Goldman Sachs International	Pay	United Kingdom RPI	At Maturity	3.060	At Maturity	12/29/2025	GBP	3,450,000	—	(146,814)	(146,814)
Goldman Sachs International	Pay	United Kingdom RPI	At Maturity	2.964	At Maturity	03/15/2026	GBP	2,298,000	—	(150,447)	(150,447)
Goldman Sachs International	Receive	United States CPI Urban Consumers NSA	At Maturity	2.218	At Maturity	11/16/2026	USD	1,762,000	—	(18,460)	(18,460)
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	At Maturity	2.923	At Maturity	02/27/2025	GBP	11,857,170	—	(369,182)	(369,182)
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	At Maturity	3.250	At Maturity	07/10/2025	GBP	830,852	—	(322)	(322)
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.249	At Maturity	11/16/2026	USD	1,493,000	—	(20,411)	(20,411)
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.259	At Maturity	11/16/2026	USD	1,276,000	—	(18,741)	(18,741)
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.284	At Maturity	11/16/2026	USD	2,776,000	—	(47,835)	(47,835)
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.255	At Maturity	11/17/2026	USD	1,867,000	—	(26,604)	(26,604)
Subtotal — Depreciation									—	(1,108,801)	(1,108,801)
Subtotal — Over-The-Counter Inflation Swap Agreements									$—	$(927,265)	$(927,265)

Centrally Cleared Inflation Swap Agreements(s)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(t)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.105%	At Maturity	04/15/2022	EUR	8,303,000	$—	$60,962	$60,962
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.114	At Maturity	03/15/2022	EUR	6,642,400	—	50,524	50,524
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.127	At Maturity	03/15/2022	EUR	1,660,600	—	11,469	11,469
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.128	At Maturity	06/15/2022	EUR	338,000	—	2,995	2,995
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.134	At Maturity	04/15/2022	EUR	1,755,000	—	10,065	10,065
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.140	At Maturity	03/15/2022	EUR	4,981,800	—	30,644	30,644
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.141	At Maturity	03/15/2022	EUR	11,624,200	—	74,519	74,519
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.176	At Maturity	07/15/2022	EUR	2,754,047	—	13,785	13,785

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

37                         Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(s)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(t)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.180%	At Maturity	07/15/2022	EUR	2,666,152	$—	$12,707	$12,707
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.202	At Maturity	07/15/2022	EUR	3,984,578	—	13,822	13,822
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.208	At Maturity	07/15/2022	EUR	1,321,356	—	4,085	4,085
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.217	At Maturity	07/15/2022	EUR	2,666,151	—	6,721	6,721
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.222	At Maturity	07/15/2022	EUR	3,999,227	—	8,781	8,781
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.385	At Maturity	06/15/2027	EUR	2,887,000	—	24,738	24,738
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.421	At Maturity	08/15/2027	EUR	4,082,000	—	24,959	24,959
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.455	At Maturity	09/15/2027	EUR	2,191,000	—	5,759	5,759
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.475	At Maturity	10/15/2027	EUR	3,191,000	—	2,182	2,182
Receive	United States CPI Urban Consumers NSA	At Maturity	2.069	At Maturity	08/25/2027	USD	220,120	—	1,927	1,927
Receive	United States CPI Urban Consumers NSA	At Maturity	2.074	At Maturity	08/23/2027	USD	436,000	—	3,597	3,597
Receive	United States CPI Urban Consumers NSA	At Maturity	2.079	At Maturity	08/22/2027	USD	237,000	—	1,833	1,833
Receive	United States CPI Urban Consumers NSA	At Maturity	2.082	At Maturity	08/24/2027	USD	436,000	—	3,247	3,247
Receive	United States CPI Urban Consumers NSA	At Maturity	2.093	At Maturity	08/21/2027	USD	474,000	—	3,000	3,000
Receive	United States CPI Urban Consumers NSA	At Maturity	2.093	At Maturity	08/21/2027	USD	474,000	—	3,000	3,000
Receive	United States CPI Urban Consumers NSA	At Maturity	2.123	At Maturity	10/19/2027	USD	617,000	—	2,990	2,990
Receive	United States CPI Urban Consumers NSA	At Maturity	2.131	At Maturity	10/19/2027	USD	617,000	—	2,475	2,475
Receive	United States CPI Urban Consumers NSA	At Maturity	2.131	At Maturity	10/23/2027	USD	308,000	—	1,174	1,174
Receive	United States CPI Urban Consumers NSA	At Maturity	2.148	At Maturity	10/20/2027	USD	617,000	—	1,448	1,448
Receive	United States CPI Urban Consumers NSA	At Maturity	2.150	At Maturity	10/20/2027	USD	308,000	—	647	647
Receive	United Kingdom RPI	At Maturity	3.353	At Maturity	10/15/2027	GBP	1,269,000	—	4,263	4,263
Receive	United Kingdom RPI	At Maturity	3.390	At Maturity	09/15/2027	GBP	1,479,000	—	2,392	2,392
Receive	United Kingdom RPI	At Maturity	3.420	At Maturity	06/15/2047	GBP	23,000	—	1,335	1,335
Receive	United Kingdom RPI	At Maturity	3.423	At Maturity	06/15/2027	GBP	1,100,000	—	2,568	2,568
Receive	United Kingdom RPI	At Maturity	3.443	At Maturity	08/15/2047	GBP	34,066	—	1,388	1,388
Receive	United Kingdom RPI	At Maturity	3.453	At Maturity	08/15/2047	GBP	34,463	—	1,173	1,173
Receive	United Kingdom RPI	At Maturity	3.453	At Maturity	08/15/2047	GBP	34,463	—	1,173	1,173

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

38                         Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(s)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(t)
Receive	United Kingdom RPI	At Maturity	3.454%	At Maturity	08/15/2047	GBP	67,943	$—	$2,255	$2,255
Receive	United Kingdom RPI	At Maturity	3.458	At Maturity	08/15/2047	GBP	34,463	—	1,055	1,055
Receive	United Kingdom RPI	At Maturity	3.478	At Maturity	08/15/2047	GBP	80,661	—	1,338	1,338
Receive	United Kingdom RPI	At Maturity	3.480	At Maturity	08/15/2047	GBP	80,661	—	1,235	1,235
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.302	At Maturity	10/15/2022	EUR	3,191,000	—	928	928
Pay	United States CPI Urban Consumers NSA	At Maturity	2.120	At Maturity	05/12/2027	USD	950,000	—	1,963	1,963
Pay	United States CPI Urban Consumers NSA	At Maturity	2.120	At Maturity	05/12/2027	USD	2,281,000	—	4,712	4,712
Pay	United States CPI Urban Consumers NSA	At Maturity	2.133	At Maturity	05/15/2027	USD	1,117,000	—	3,049	3,049
Pay	United States CPI Urban Consumers NSA	At Maturity	2.135	At Maturity	05/11/2027	USD	236,000	—	869	869
Pay	United States CPI Urban Consumers NSA	At Maturity	2.135	At Maturity	05/11/2027	USD	654,000	—	2,409	2,409
Pay	United States CPI Urban Consumers NSA	At Maturity	2.138	At Maturity	05/11/2027	USD	1,574,000	—	6,189	6,189
Pay	United States CPI Urban Consumers NSA	At Maturity	2.144	At Maturity	05/11/2027	USD	1,574,000	—	7,207	7,207
Pay	United States CPI Urban Consumers NSA	At Maturity	2.281	At Maturity	03/01/2027	USD	919,000	—	16,693	16,693
Pay	United Kingdom RPI	At Maturity	3.381	At Maturity	10/15/2027	GBP	1,700,380	—	1,929	1,929
Pay	United Kingdom RPI	At Maturity	3.388	At Maturity	10/15/2027	GBP	2,280,760	—	5,214	5,214
Pay	United Kingdom RPI	At Maturity	3.483	At Maturity	10/15/2047	GBP	111,000	—	137	137
Pay	United Kingdom RPI	At Maturity	3.505	At Maturity	09/15/2047	GBP	131,000	—	1,380	1,380
Pay	United Kingdom RPI	At Maturity	3.630	At Maturity	01/15/2027	GBP	644,421	—	17,435	17,435
Pay	United Kingdom RPI	At Maturity	3.633	At Maturity	01/15/2027	GBP	885,159	—	24,349	24,349
Pay	United Kingdom RPI	At Maturity	3.635	At Maturity	01/15/2027	GBP	644,420	—	17,922	17,922
Subtotal — Appreciation								—	516,615	516,615
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.190	At Maturity	05/15/2022	EUR	1,465,000	—	(3,412)	(3,412)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.310%	At Maturity	08/15/2022	EUR	6,650,145	—	(7,059)	(7,059)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.315	At Maturity	08/15/2022	EUR	2,996,344	—	(4,158)	(4,158)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.147	At Maturity	04/25/2027	USD	198,000	—	(1,234)	(1,234)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.199	At Maturity	04/26/2027	USD	397,000	—	(4,543)	(4,543)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.294	At Maturity	01/12/2027	USD	866,000	—	(16,559)	(16,559)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.300	At Maturity	01/12/2027	USD	866,000	—	(17,087)	(17,087)
Pay	United Kingdom RPI	At Maturity	3.495	At Maturity	10/15/2047	GBP	85,540	—	(826)	(826)
Pay	United Kingdom RPI	At Maturity	3.505	At Maturity	02/15/2027	GBP	1,235,000	—	(14,717)	(14,717)
Pay	United Kingdom RPI	At Maturity	3.518	At Maturity	10/15/2047	GBP	143,957	—	(3,715)	(3,715)
Pay	United Kingdom RPI	At Maturity	3.524	At Maturity	05/15/2047	GBP	458,250	—	(7,895)	(7,895)
Pay	United Kingdom RPI	At Maturity	3.531	At Maturity	10/15/2047	GBP	200,503	—	(7,149)	(7,149)
Pay	United Kingdom RPI	At Maturity	3.549	At Maturity	05/15/2047	GBP	458,250	—	(15,982)	(15,982)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

39                         Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(s)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(t)
Pay	United Kingdom RPI	At Maturity	3.552%	At Maturity	05/15/2047	GBP	458,250	$—	$(16,900)	$(16,900)
Pay	United Kingdom RPI	At Maturity	3.564	At Maturity	05/15/2047	GBP	458,250	—	(20,906)	(20,906)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.198	At Maturity	06/15/2022	EUR	2,887,000	—	(13,679)	(13,679)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.253	At Maturity	08/15/2022	EUR	4,082,000	—	(10,216)	(10,216)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.282	At Maturity	09/15/2022	EUR	2,191,000	—	(2,145)	(2,145)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.333	At Maturity	04/15/2027	EUR	8,303,000	—	(90,111)	(90,111)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.334	At Maturity	06/15/2027	EUR	338,000	—	(4,956)	(4,956)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.339	At Maturity	03/15/2027	EUR	6,642,400	—	(69,638)	(69,638)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.360	At Maturity	03/15/2027	EUR	1,660,600	—	(13,506)	(13,506)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.364	At Maturity	04/15/2027	EUR	1,755,000	—	(12,701)	(12,701)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.375	At Maturity	07/15/2027	EUR	2,754,047	—	(25,173)	(25,173)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.377	At Maturity	03/15/2027	EUR	11,624,200	—	(69,334)	(69,334)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.380	At Maturity	07/15/2027	EUR	2,666,152	—	(22,748)	(22,748)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.381	At Maturity	03/15/2027	EUR	4,981,800	—	(28,710)	(28,710)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.388	At Maturity	07/15/2027	EUR	3,984,578	—	(29,963)	(29,963)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.391	At Maturity	07/15/2027	EUR	1,321,356	—	(9,470)	(9,470)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.405	At Maturity	07/15/2027	EUR	2,666,151	—	(14,615)	(14,615)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.406	At Maturity	07/15/2027	EUR	3,999,227	—	(21,497)	(21,497)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.420	At Maturity	05/15/2027	EUR	1,465,000	—	(1,340)	(1,340)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.462	At Maturity	08/15/2027	EUR	6,650,145	—	(5,579)	(5,579)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

40                         Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(s)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(t)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.465%	At Maturity	08/15/2027	EUR	2,996,344	$—	$(1,524)	$(1,524)
Receive	United States CPI Urban Consumers NSA	At Maturity	2.055	At Maturity	06/08/2027	USD	3,860,000	—	(27,485)	(27,485)
Receive	United States CPI Urban Consumers NSA	At Maturity	2.081	At Maturity	05/18/2027	USD	3,154,000	—	(7,484)	(7,484)
Receive	United States CPI Urban Consumers NSA	At Maturity	2.093	At Maturity	06/07/2027	USD	819,000	—	(2,750)	(2,750)
Receive	United States CPI Urban Consumers NSA	At Maturity	2.165	At Maturity	10/25/2027	USD	693,000	—	(286)	(286)
Receive	United States CPI Urban Consumers NSA	At Maturity	2.170	At Maturity	09/18/2027	USD	437,000	—	(32)	(32)
Receive	United Kingdom RPI	At Maturity	3.321	At Maturity	08/15/2027	GBP	334,383	—	(5,782)	(5,782)
Receive	United Kingdom RPI	At Maturity	3.335	At Maturity	08/15/2027	GBP	839,930	—	(12,721)	(12,721)
Receive	United Kingdom RPI	At Maturity	3.343	At Maturity	08/15/2027	GBP	426,036	—	(5,962)	(5,962)
Receive	United Kingdom RPI	At Maturity	3.343	At Maturity	08/15/2027	GBP	426,035	—	(5,961)	(5,961)
Receive	United Kingdom RPI	At Maturity	3.352	At Maturity	10/15/2027	GBP	1,109,860	—	(3,752)	(3,752)
Receive	United Kingdom RPI	At Maturity	3.353	At Maturity	08/15/2027	GBP	426,036	—	(5,305)	(5,305)
Receive	United Kingdom RPI	At Maturity	3.370	At Maturity	06/15/2027	GBP	255,000	—	(2,703)	(2,703)
Receive	United Kingdom RPI	At Maturity	3.374	At Maturity	08/15/2027	GBP	972,670	—	(8,915)	(8,915)
Receive	United Kingdom RPI	At Maturity	3.378	At Maturity	08/15/2027	GBP	972,670	—	(8,350)	(8,350)
Receive	United Kingdom RPI	At Maturity	3.411	At Maturity	05/15/2027	GBP	1,022,000	—	(447)	(447)
Receive	United Kingdom RPI	At Maturity	3.485	At Maturity	06/15/2047	GBP	102,000	—	(1,533)	(1,533)
Subtotal — Depreciation								—	(688,515)	(688,515)
Subtotal — Centrally Cleared Inflation Swap Agreements								—	(171,900)	(171,900)
Total — Interest Rate and Inflation Swap Agreements — Interest Rate Risk								$—	$(60,534)	$(60,534)

(s)	Inflation swap agreements collateralized by $1,673,548 cash held with Deutsche Bank Securities Inc., Goldman Sachs International and Morgan Stanley Capital Services, LLC.
(t)	The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

Open Over-The-Counter Variance Swap Agreements
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	S&P 500 Index	Pay	17.25%	December-2017	USD	7,143	$49,023
BNP Paribas S.A.	S&P 500 Index	Pay	17.65	December-2018	USD	6,188	15,596
BNP Paribas S.A.	S&P 500 Index	Pay	17.75	December-2018	USD	2,071	5,232
BNP Paribas S.A.	S&P 500 Index	Pay	19.80	December-2017	USD	7,175	60,578
Citigroup Global Markets Inc.	KOSPI 200 Index	Pay	17.60	December-2017	KRW	4,414,436	21,789
Citigroup Global Markets Inc.	S&P 500 Index	Pay	13.50	December-2017	USD	3,601	15,420
Citigroup Global Markets Inc.	S&P 500 Index	Pay	14.05	December-2017	USD	3,112	14,626
Citigroup Global Markets Inc.	S&P 500 Index	Pay	15.40	June-2018	USD	2,788	6,002
Citigroup Global Markets Inc.	S&P 500 Index	Pay	16.26	June-2018	USD	2,334	7,065
Citigroup Global Markets Inc.	S&P 500 Index	Pay	16.65	December-2018	USD	3,485	4,870
Citigroup Global Markets Inc.	S&P 500 Index	Pay	17.41	December-2018	USD	3,890	8,549
Citigroup Global Markets Inc.	S&P 500 Index	Pay	17.55	December-2018	USD	3,886	10,887
Goldman Sachs International	S&P 500 Index	Pay	14.80	December-2017	USD	6,535	34,357

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

41                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	S&P 500 Index	Pay	18.75%	December-2017	USD	2,659	$20,841
Goldman Sachs International	S&P 500 Index	Pay	20.50	December-2017	USD	9,024	78,760
Goldman Sachs International	S&P 500 Index	Pay	20.60	December-2017	USD	8,661	74,634
Goldman Sachs International	S&P 500 Index	Pay	21.15	December-2017	USD	5,408	48,530
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Pay	22.30	December-2017	HKD	109,308	48,552
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Pay	26.65	December-2017	HKD	316,698	361,228
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Pay	26.75	December-2017	HKD	105,566	121,443
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Pay	16.90	December-2017	KRW	26,414,363	110,965
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	13.93	December-2017	USD	3,713	16,975
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	13.98	December-2017	USD	4,951	22,800
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	14.80	December-2017	USD	3,297	17,530
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	14.90	December-2017	USD	3,732	19,517
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	14.96	December-2017	USD	2,994	15,873
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	15.11	December-2017	USD	9,149	49,796
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.00	December-2017	USD	1,536	9,268
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.32	December-2017	USD	3,242	20,150
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.45	December-2017	USD	7,659	49,099
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.56	December-2017	USD	17,560	113,539
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.70	December-2018	USD	5,204	1,311
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.90	December-2018	USD	6,548	5,106
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.10	December-2017	USD	3,333	22,574
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.31	December-2018	USD	2,784	3,533
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.45	December-2018	USD	4,851	7,605
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.70	December-2017	USD	10,317	74,178
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.95	December-2018	USD	23,318	74,150
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	18.80	December-2017	USD	6,094	47,751
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.55	December-2017	USD	7,945	66,153
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.90	December-2017	USD	8,054	68,384
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.09	December-2017	USD	4,958	41,407
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.20	December-2017	USD	15,837	136,325
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.36	December-2017	USD	19,225	166,538
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.60	December-2017	USD	11,548	99,512
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.65	December-2017	USD	9,155	80,825
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.73	December-2017	USD	8,762	75,916
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.79	December-2017	USD	11,417	100,382
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	21.25	December-2017	USD	14,422	130,247
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	24.58	December-2017	USD	17,827	182,447
Societe Generale	Hang Seng China Enterprise Index	Pay	20.40	December-2017	HKD	54,619	11,385
Societe Generale	Hang Seng China Enterprise Index	Pay	21.65	December-2017	HKD	81,877	29,607
Societe Generale	Hang Seng China Enterprise Index	Pay	22.56	December-2017	HKD	54,690	25,823
Societe Generale	Hang Seng Index	Pay	22.01	December-2017	HKD	136,738	135,285
Societe Generale	KOSPI 200 Index	Pay	17.25	December-2017	KRW	17,608,798	77,909
Societe Generale	KOSPI 200 Index	Pay	17.50	December-2017	KRW	8,794,672	42,469
Societe Generale	KOSPI 200 Index	Pay	17.60	December-2017	KRW	8,824,892	43,558
Societe Generale	KOSPI 200 Index	Pay	20.00	December-2018	KRW	7,789,108	14,220
Societe Generale	S&P 500 Index	Pay	14.90	December-2017	USD	15,056	80,834
Societe Generale	S&P 500 Index	Pay	14.95	June-2018	USD	3,269	5,275
Societe Generale	S&P 500 Index	Pay	15.85	December-2017	USD	15,469	92,692
Societe Generale	S&P 500 Index	Pay	15.90	December-2017	USD	2,048	12,230
Societe Generale	S&P 500 Index	Pay	15.90	June-2018	USD	2,617	6,181

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

42                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
Societe Generale	S&P 500 Index	Pay	15.95%	December-2018	USD	5,448	$3,468
Societe Generale	S&P 500 Index	Pay	16.85	December-2018	USD	4,362	6,081
Societe Generale	S&P 500 Index	Pay	17.36	December-2018	USD	9,742	12,993
Societe Generale	S&P 500 Index	Pay	17.70	December-2018	USD	23,318	69,233
Societe Generale	S&P 500 Index	Pay	17.80	December-2018	USD	7,772	23,365
Societe Generale	S&P 500 Index	Pay	18.15	December-2018	USD	2,666	8,072
Societe Generale	S&P 500 Index	Pay	18.40	December-2017	USD	5,224	39,670
Societe Generale	S&P 500 Index	Pay	18.50	December-2017	USD	4,654	35,800
Societe Generale	S&P 500 Index	Pay	19.00	December-2017	USD	2,285	18,170
Societe Generale	S&P 500 Index	Pay	19.25	December-2017	USD	14,636	119,079
Societe Generale	S&P 500 Index	Pay	19.30	December-2017	USD	18,815	153,567
Societe Generale	S&P 500 Index	Pay	19.85	December-2017	USD	4,602	38,942
Societe Generale	S&P 500 Index	Pay	20.00	December-2017	USD	4,100	35,084
Societe Generale	S&P 500 Index	Pay	20.15	December-2017	USD	10,986	93,843
Societe Generale	S&P 500 Index	Pay	20.20	December-2017	USD	11,548	96,825
Societe Generale	S&P 500 Index	Pay	20.30	December-2017	USD	16,022	138,241
Societe Generale	S&P 500 Index	Pay	20.45	December-2017	USD	15,792	137,377
Societe Generale	S&P 500 Index	Pay	20.65	December-2017	USD	6,524	56,835
Societe Generale	S&P 500 Index	Pay	20.75	December-2017	USD	3,410	30,351
Societe Generale	S&P 500 Index	Pay	20.90	December-2017	USD	5,007	43,850
Societe Generale	S&P 500 Index	Pay	21.20	December-2017	USD	12,125	111,090
UBS	Hang Seng China Enterprise Index	Pay	20.15	December-2017	HKD	40,283	7,204
UBS	Hang Seng China Enterprise Index	Pay	21.77	December-2017	HKD	81,877	30,698
UBS	KOSPI 200 Index	Pay	16.40	December-2017	KRW	10,458,789	43,793
UBS	KOSPI 200 Index	Pay	16.70	December-2017	KRW	17,588,568	76,164
UBS	KOSPI 200 Index	Pay	17.50	December-2017	KRW	4,414,527	21,519
UBS	KOSPI 200 Index	Pay	19.00	December-2018	KRW	7,721,467	7,188
UBS	KOSPI 200 Index	Pay	19.60	December-2018	KRW	7,712,584	13,089
UBS	KOSPI 200 Index	Pay	19.70	December-2018	KRW	4,834,372	8,585
UBS	KOSPI 200 Index	Pay	20.30	December-2018	KRW	13,155,600	40,414
UBS	S&P 500 Index	Pay	14.60	December-2017	USD	2,898	14,714
UBS	S&P 500 Index	Pay	14.71	December-2017	USD	1,873	9,851
UBS	S&P 500 Index	Pay	14.80	June-2018	USD	4,359	6,454
UBS	S&P 500 Index	Pay	14.85	December-2017	USD	2,245	11,743
UBS	S&P 500 Index	Pay	14.90	December-2017	USD	7,528	40,417
UBS	S&P 500 Index	Pay	15.25	June-2018	USD	2,091	4,233
UBS	S&P 500 Index	Pay	15.61	June-2018	USD	2,701	6,576
UBS	S&P 500 Index	Pay	15.90	June-2018	USD	3,490	8,243
UBS	S&P 500 Index	Pay	16.10	December-2017	USD	8,644	52,547
UBS	S&P 500 Index	Pay	16.20	December-2017	USD	2,560	15,765
UBS	S&P 500 Index	Pay	16.96	December-2018	USD	4,501	7,913
UBS	S&P 500 Index	Pay	17.20	December-2018	USD	9,701	13,027
UBS	S&P 500 Index	Pay	17.40	December-2018	USD	3,742	10,020
UBS	S&P 500 Index	Pay	17.60	December-2018	USD	3,887	11,050
UBS	S&P 500 Index	Pay	18.00	December-2018	USD	24,915	78,886
UBS	Hang Seng China Enterprise Index	Receive	25.00	December-2018	HKD	51,858	1,227
Subtotal — Appreciation							5,228,562
BNP Paribas S.A.	Hang Seng China Enterprise Index	Receive	29.09	December-2017	HKD	38,937	(52,837)
BNP Paribas S.A.	Hang Seng China Enterprise Index	Receive	34.67	December-2017	HKD	27,121	(48,612)
BNP Paribas S.A.	Hang Seng Index	Receive	20.29	December-2017	HKD	22,171	(18,306)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

43                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	KOSPI 200 Index	Receive	17.19%	December-2017	KRW	7,833,404	$(35,979)
BNP Paribas S.A.	KOSPI 200 Index	Receive	19.89	December-2018	KRW	3,322,882	(8,615)
BNP Paribas S.A.	KOSPI 200 Index	Receive	20.05	December-2017	KRW	7,086,103	(46,150)
BNP Paribas S.A.	KOSPI 200 Index	Receive	20.19	December-2018	KRW	3,470,917	(9,304)
Citigroup Global Markets Inc.	Hang Seng China Enterprise Index	Receive	20.54	December-2017	HKD	21,612	(8,281)
Citigroup Global Markets Inc.	Hang Seng China Enterprise Index	Receive	20.83	December-2017	HKD	20,528	(8,929)
Citigroup Global Markets Inc.	Hang Seng China Enterprise Index	Receive	22.72	June-2018	HKD	20,501	(2,911)
Citigroup Global Markets Inc.	Hang Seng Index	Receive	19.87	June-2018	HKD	19,853	(5,969)
Citigroup Global Markets Inc.	KOSPI 200 Index	Receive	18.72	December-2018	KRW	1,008,074	(1,389)
Citigroup Global Markets Inc.	KOSPI 200 Index	Receive	19.59	December-2018	KRW	2,276,485	(4,997)
Citigroup Global Markets Inc.	KOSPI 200 Index	Receive	19.85	December-2018	KRW	4,414,436	(12,917)
Citigroup Global Markets Inc.	S&P 500 Index	Receive	15.00	December-2017	USD	3,886	(20,703)
Citigroup Global Markets Inc.	S&P 500 Index	Receive	17.62	December-2018	USD	14,398	(25,353)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	29.65	December-2017	HKD	33,595	(45,387)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.20	December-2017	HKD	38,165	(53,135)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.85	December-2017	HKD	24,602	(35,667)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	34.93	December-2017	HKD	15,094	(27,354)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	35.59	December-2017	HKD	100,975	(188,052)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	35.90	December-2017	HKD	27,237	(51,364)
Goldman Sachs International	KOSPI 200 Index	Receive	17.25	December-2017	KRW	7,697,003	(33,909)
Goldman Sachs International	KOSPI 200 Index	Receive	20.30	December-2017	KRW	8,164,924	(52,971)
Goldman Sachs International	KOSPI 200 Index	Receive	21.10	December-2017	KRW	6,109,726	(42,177)
HSBC New York	Hang Seng China Enterprise Index	Receive	42.60	December-2017	HKD	54,382	(129,415)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	20.92	December-2017	HKD	34,859	(16,093)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	21.13	December-2017	HKD	24,681	(12,698)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	21.14	December-2017	HKD	42,525	(24,173)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	21.15	December-2017	HKD	7,957	(4,646)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	21.26	December-2017	HKD	39,552	(23,173)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	23.99	June-2018	HKD	15,696	(3,811)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	24.04	December-2017	HKD	20,690	(18,493)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	24.39	December-2017	HKD	20,265	(18,487)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.04	December-2017	HKD	25,867	(25,417)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.45	December-2017	HKD	12,935	(13,242)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.59	December-2018	HKD	13,305	(653)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.64	December-2017	HKD	13,930	(14,513)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	26.94	December-2017	HKD	51,698	(60,070)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	29.06	December-2017	HKD	19,469	(26,275)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	29.74	December-2017	HKD	26,799	(37,754)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	30.09	December-2017	HKD	111,934	(156,383)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	30.50	December-2017	HKD	42,751	(60,775)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	30.63	December-2017	HKD	27,067	(38,624)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	31.29	December-2017	HKD	25,465	(38,957)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	31.45	December-2017	HKD	62,123	(95,823)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	31.64	December-2017	HKD	39,789	(61,970)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	34.19	December-2017	HKD	11,861	(20,824)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	34.29	December-2017	HKD	33,920	(59,813)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	35.24	December-2017	HKD	15,305	(28,097)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	17.05	December-2017	HKD	26,949	(11,062)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	17.19	December-2017	HKD	33,901	(17,178)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	17.53	December-2017	HKD	14,889	(7,182)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

44                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	19.26%	December-2017	HKD	29,385	$(20,893)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	19.39	December-2017	HKD	31,669	(23,488)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	20.29	December-2017	HKD	19,271	(15,982)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	20.64	December-2017	HKD	15,035	(13,093)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.50	December-2018	HKD	35,751	(2,666)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.85	December-2018	HKD	25,293	(1,994)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	22.39	December-2018	HKD	40,215	(8,222)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	22.44	December-2018	HKD	11,809	(2,237)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	24.95	December-2017	HKD	36,337	(44,775)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	25.08	December-2017	HKD	64,715	(77,185)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	25.25	December-2017	HKD	27,496	(33,848)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	25.60	December-2017	HKD	51,286	(63,679)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	26.40	December-2017	HKD	23,155	(30,153)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	18.79	December-2018	KRW	26,414,363	(54,229)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	18.94	December-2017	KRW	2,999,226	(17,493)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	19.75	December-2017	KRW	3,826,805	(24,401)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	19.98	December-2017	KRW	4,400,800	(28,353)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	20.28	December-2017	KRW	9,543,941	(61,826)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	20.64	December-2017	KRW	3,928,560	(26,342)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	20.74	December-2017	KRW	5,313,225	(35,741)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	21.19	December-2017	KRW	9,170,873	(63,401)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	21.28	December-2017	KRW	8,385,612	(58,734)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	21.30	December-2017	KRW	5,469,899	(38,279)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	21.45	December-2017	KRW	4,600,846	(32,649)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Receive	14.94	December-2017	USD	12,700	(65,323)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Receive	15.42	December-2017	USD	23,318	(131,509)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Receive	17.34	December-2017	USD	4,031	(27,819)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	32.25	December-2017	HKD	10,902	(17,502)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	34.80	December-2017	HKD	52,850	(95,253)
Societe Generale	Hang Seng China Enterprise Index	Receive	22.69	December-2017	HKD	63,701	(46,966)
Societe Generale	Hang Seng China Enterprise Index	Receive	23.33	December-2017	HKD	15,692	(12,911)
Societe Generale	Hang Seng China Enterprise Index	Receive	25.95	December-2018	HKD	25,936	(3,245)
Societe Generale	Hang Seng China Enterprise Index	Receive	26.00	December-2018	HKD	25,936	(3,388)
Societe Generale	Hang Seng China Enterprise Index	Receive	26.09	December-2017	HKD	30,953	(33,270)
Societe Generale	Hang Seng China Enterprise Index	Receive	27.78	December-2017	HKD	8,840	(10,966)
Societe Generale	Hang Seng China Enterprise Index	Receive	28.54	December-2017	HKD	44,220	(57,787)
Societe Generale	Hang Seng China Enterprise Index	Receive	29.10	December-2017	HKD	27,362	(37,076)
Societe Generale	Hang Seng China Enterprise Index	Receive	29.55	December-2017	HKD	5,905	(8,211)
Societe Generale	Hang Seng China Enterprise Index	Receive	29.89	December-2017	HKD	40,573	(56,188)
Societe Generale	Hang Seng China Enterprise Index	Receive	29.93	December-2017	HKD	27,320	(38,241)
Societe Generale	Hang Seng China Enterprise Index	Receive	30.42	December-2017	HKD	40,377	(57,491)
Societe Generale	Hang Seng China Enterprise Index	Receive	30.73	December-2017	HKD	38,467	(56,062)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.10	December-2017	HKD	10,130	(16,144)
Societe Generale	Hang Seng China Enterprise Index	Receive	33.25	December-2017	HKD	31,530	(53,072)
Societe Generale	Hang Seng China Enterprise Index	Receive	35.10	December-2017	HKD	12,873	(23,496)
Societe Generale	Hang Seng China Enterprise Index	Receive	35.35	December-2017	HKD	33,179	(61,188)
Societe Generale	Hang Seng China Enterprise Index	Receive	36.75	December-2017	HKD	49,130	(95,793)
Societe Generale	Hang Seng China Enterprise Index	Receive	39.80	December-2017	HKD	45,162	(98,272)
Societe Generale	Hang Seng Index	Receive	17.68	December-2017	HKD	27,957	(15,759)
Societe Generale	Hang Seng Index	Receive	18.69	December-2017	HKD	15,973	(10,688)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

45                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
Societe Generale	Hang Seng Index	Receive	19.00%	June-2018	HKD	29,185	$(4,452)
Societe Generale	Hang Seng Index	Receive	20.63	June-2018	HKD	12,274	(3,934)
Societe Generale	Hang Seng Index	Receive	21.52	December-2017	HKD	26,531	(24,971)
Societe Generale	Hang Seng Index	Receive	22.23	December-2017	HKD	33,234	(33,467)
Societe Generale	Hang Seng Index	Receive	22.78	December-2017	HKD	20,626	(21,731)
Societe Generale	Hang Seng Index	Receive	23.48	December-2017	HKD	53,065	(58,988)
Societe Generale	Hang Seng Index	Receive	24.09	December-2017	HKD	26,533	(30,910)
Societe Generale	Hang Seng Index	Receive	24.28	December-2017	HKD	90,205	(106,121)
Societe Generale	Hang Seng Index	Receive	24.80	December-2017	HKD	64,593	(77,570)
Societe Generale	Hang Seng Index	Receive	24.99	December-2017	HKD	50,717	(61,115)
Societe Generale	Hang Seng Index	Receive	25.08	December-2017	HKD	38,488	(47,098)
Societe Generale	Hang Seng Index	Receive	25.15	December-2017	HKD	58,617	(70,348)
Societe Generale	Hang Seng Index	Receive	25.35	December-2017	HKD	50,597	(61,593)
Societe Generale	Hang Seng Index	Receive	25.52	December-2017	HKD	63,930	(79,487)
Societe Generale	Hang Seng Index	Receive	25.85	December-2017	HKD	41,245	(51,710)
Societe Generale	Hang Seng Index	Receive	25.98	December-2017	HKD	47,871	(61,634)
Societe Generale	KOSPI 200 Index	Receive	16.73	December-2017	KRW	2,447,572	(10,299)
Societe Generale	KOSPI 200 Index	Receive	16.90	December-2017	KRW	8,664,244	(36,340)
Societe Generale	KOSPI 200 Index	Receive	17.05	December-2017	KRW	5,320,074	(24,211)
Societe Generale	KOSPI 200 Index	Receive	18.35	December-2018	KRW	3,878,625	(4,037)
Societe Generale	KOSPI 200 Index	Receive	18.59	December-2017	KRW	4,902,073	(27,398)
Societe Generale	KOSPI 200 Index	Receive	18.95	December-2017	KRW	13,267,226	(77,865)
Societe Generale	KOSPI 200 Index	Receive	19.00	December-2018	KRW	17,608,798	(38,968)
Societe Generale	KOSPI 200 Index	Receive	19.40	December-2018	KRW	8,794,672	(22,767)
Societe Generale	KOSPI 200 Index	Receive	19.53	December-2017	KRW	8,117,144	(50,049)
Societe Generale	KOSPI 200 Index	Receive	19.90	December-2018	KRW	8,824,892	(26,143)
Societe Generale	KOSPI 200 Index	Receive	19.97	December-2018	KRW	4,560,014	(12,597)
Societe Generale	KOSPI 200 Index	Receive	20.28	December-2018	KRW	4,951,830	(12,449)
Societe Generale	KOSPI 200 Index	Receive	20.38	December-2017	KRW	7,005,983	(47,008)
Societe Generale	KOSPI 200 Index	Receive	20.83	December-2017	KRW	7,959,537	(53,996)
Societe Generale	KOSPI 200 Index	Receive	21.10	December-2017	KRW	9,222,065	(62,919)
Societe Generale	KOSPI 200 Index	Receive	21.35	December-2017	KRW	7,267,477	(51,485)
Societe Generale	KOSPI 200 Index	Receive	26.85	December-2017	KRW	21,545,172	(211,592)
Societe Generale	S&P 500 Index	Receive	14.30	December-2017	USD	6,350	(30,496)
Societe Generale	S&P 500 Index	Receive	14.60	December-2017	USD	9,525	(46,561)
Societe Generale	S&P 500 Index	Receive	15.20	December-2017	USD	21,895	(118,752)
Societe Generale	S&P 500 Index	Receive	15.30	December-2017	USD	15,545	(86,488)
UBS	Hang Seng China Enterprise Index	Receive	21.09	December-2017	HKD	37,745	(16,594)
UBS	Hang Seng China Enterprise Index	Receive	21.40	December-2017	HKD	53,251	(32,423)
UBS	Hang Seng China Enterprise Index	Receive	22.28	June-2018	HKD	51,884	(3,530)
UBS	Hang Seng China Enterprise Index	Receive	23.80	December-2017	HKD	34,282	(29,179)
UBS	Hang Seng China Enterprise Index	Receive	24.35	June-2018	HKD	16,365	(4,813)
UBS	Hang Seng China Enterprise Index	Receive	25.30	December-2018	HKD	51,871	(4,362)
UBS	Hang Seng China Enterprise Index	Receive	26.04	December-2018	HKD	103,115	(16,698)
UBS	Hang Seng Index	Receive	17.25	December-2017	HKD	27,471	(13,391)
UBS	Hang Seng Index	Receive	17.29	December-2017	HKD	9,378	(4,855)
UBS	Hang Seng Index	Receive	17.49	December-2017	HKD	17,390	(7,795)
UBS	Hang Seng Index	Receive	19.29	June-2018	HKD	21,916	(4,442)
UBS	Hang Seng Index	Receive	19.49	June-2018	HKD	18,235	(4,476)
UBS	Hang Seng Index	Receive	21.68	December-2018	HKD	28,721	(2,220)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

46                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
UBS	Hang Seng Index	Receive	21.79%	December-2018	HKD	18,601	$(2,680)
UBS	KOSPI 200 Index	Receive	17.30	December-2017	KRW	5,836,060	(25,920)
UBS	KOSPI 200 Index	Receive	18.60	December-2018	KRW	17,588,568	(34,916)
UBS	KOSPI 200 Index	Receive	19.00	December-2017	KRW	7,406,340	(40,954)
UBS	KOSPI 200 Index	Receive	19.30	December-2018	KRW	10,458,789	(26,008)
UBS	KOSPI 200 Index	Receive	19.44	December-2018	KRW	1,758,023	(3,565)
UBS	KOSPI 200 Index	Receive	19.80	December-2018	KRW	4,414,527	(12,756)
UBS	KOSPI 200 Index	Receive	19.95	December-2018	KRW	5,617,288	(16,243)
UBS	S&P 500 Index	Receive	14.30	December-2017	USD	5,346	(25,674)
UBS	S&P 500 Index	Receive	14.60	December-2017	USD	9,525	(46,561)
UBS	S&P 500 Index	Receive	15.05	December-2017	USD	3,887	(20,833)
UBS	S&P 500 Index	Receive	15.10	December-2017	USD	9,370	(50,138)
UBS	S&P 500 Index	Receive	15.60	December-2017	USD	15,545	(89,163)
Subtotal — Depreciation							(6,167,890)
Total — Variance Swap Agreements—Equity Risk							$(939,328)

Open Over-The-Counter Total Return Swap Agreements(u)
Counterparty	Pay/Receive	Reference Entity(v)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value(w)	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15%	Monthly	14,389	June-2018	$4,276,493	$—	$5,438	$5,438
Macquarie Bank Ltd.	Pay	Macquarie MQCP575 Index	0.25	Monthly	8,756	February-2018	1,572,852	—	669	669
Macquarie Bank Ltd.	Receive	Macquarie MQCP252 Index	0.12	Monthly	2,710	February-2018	283,491	—	1,286	1,286
Subtotal — Commodity Risk								—	7,393	7,393
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley Systematic 6-Month European Dispersion Index	0.10	Monthly	281	September-2018	EUR 46,343	—	124	124
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley Systematic 6-Month European Dispersion (Wednesday) Index	0.10	Monthly	276	September-2018	EUR 45,822	—	93	93
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 5-Month Dispersion Index	0.10	Monthly	48,357	April-2018	10,174,312	—	193,428	193,428
Subtotal — Equity Risk								—	193,645	193,645
Subtotal — Appreciation								—	201,038	201,038
BNP Paribas S.A.	Pay	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	1,580	June-2018	468,946	—	(597)	(597)
Macquarie Bank Ltd.	Pay	Macquarie MQCP252 Index	0.12	Monthly	39,342	February-2018	4,115,539	—	(18,672)	(18,672)
Macquarie Bank Ltd.	Receive	Macquarie MQCP575 Index	0.25	Monthly	135,639	February-2018	24,365,010	—	(10,363)	(10,363)
Subtotal — Commodity Risk								—	(29,632)	(29,632)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley Systematic 5-Month Dispersion Index	0.10	Monthly	12,499	April-2018	2,632,901	—	(46,886)	(46,886)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

47                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements(u)—(continued)
Counterparty	Pay/Receive	Reference Entity(v)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value(w)	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 6-Month European Dispersion Index	0.10%	Monthly	4,181	September-2018	EUR 692,206	$—	$ (5,065)	$(5,065)
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 6-Month European Dispersion (Wednesday) Index	0.10	Monthly	4,148	September-2018	EUR 691,347	—	(4,542)	(4,542)
Subtotal — Equity Risk								—	(56,493)	(56,493)
Subtotal — Depreciation								—	(86,125)	(86,125)
Total — Total Return Swap Agreements								$—	$114,913	$114,913

Index Information:

Morgan Stanley Systematic 5-Month Dispersion Index	– An index comprising cash, equity securities, options on equity securities and stock market index futures.
Morgan Stanley Systematic 6-Month European Dispersion Index	– An index comprising cash, equity securities, options on equity securities and stock market index futures.
Morgan Stanley Systematic 6-Month European Dispersion (Wednesday) Index	– An index comprising cash, equity securities, options on equity securities and stock market index futures.

(u)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(v)	The tables below include additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Macquarie MQCP575 Index
	Long Futures Contracts
	Aluminum	13.76%
	Heating Oil	8.57
	High Grade Copper	19.16
	Natural Gas	19.02
	Nickel	6.75
	Unleaded Gasoline	8.73
	WTI Crude	16.18
	Zinc	7.83

	Short Futures Contracts
	Aluminum	(13.76)%
	Heating Oil	(8.57)
	High Grade Copper	(19.16)
	Natural Gas	(19.02)
	Nickel	(6.75)
	Unleaded Gasoline	(8.73)
	WTI Crude	(16.18)
	Zinc	(7.83)
Macquarie MQCP252 Index
	Short Futures Contracts
	Aluminum	(13.76)%
	Heating Oil	(8.57)
	High Grade Copper	(19.16)
	Natural Gas	(19.02)
	Nickel	(6.75)
	Unleaded Gasoline	(8.73)
	WTI Crude	(16.18)
	Zinc	(7.83)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

48                         Invesco Global Targeted Returns Fund

Reference Entity
Morgan Stanley Systematic 5-Month Dispersion Index

Top 50 Underlying Reference Entity Components
Description				Percentage

Currencies
U.S. Dollars				(203.09)%

Long Futures Contracts		Expiration Month
SPX Index		December–2017		412.20%

Short Equity Securities
AbbVie Inc.				(3.33)%
Alphabet Inc. — Class A				(3.87)
Alphabet Inc. — Class C				(4.02)
Amazon.com, Inc.				(6.69)
Apple Inc.				(12.36)
Bank of America Corp.				(5.08)
Berkshire Hathaway Inc.				(4.67)
Boeing Co. (The)				(2.84)
Chevron Corp.				(2.81)
Cisco Systems, Inc.				(2.24)
Citigroup Inc.				(2.54)
Exxon Mobil Corp.				(2.86)
Facebook, Inc.				(6.00)
Home Depot, Inc. (The)				(3.16)
Intel Corp.				(4.50)
Johnson & Johnson				(3.29)
JPMorgan Chase & Co.				(5.62)
McDonald’s Corp.				(2.05)
Microsoft Corp.				(11.01)
UnitedHealth Group Inc.				(3.36)
Visa Inc.				(3.15)
Wells Fargo & Co.				(2.05)

Options Purchased
	Type of Contract	Expiration Date	Exercise Price
Apple Inc.	Call	11/17/2017	$160	(12.36)%
Apple Inc.	Call	02/16/2018	175	(3.33)
Apple Inc.	Call	01/19/2018	180	(6.69)
Johnson & Johnson	Call	01/19/2018	140	(2.84)
Microsoft Corp.	Call	12/15/2017	78	(5.08)
Microsoft Corp.	Call	01/19/2018	80	(4.67)

Options Written
SPX Index	Call	12/17/2017	$2,475	(0.33)%
SPX Index	Call	12/15/2017	2,500	(1.88)
SPX Index	Call	12/15/2017	2,525	(1.69)
SPX Index	Call	12/15/2017	2,600	(0.24)
SPX Index	Call	12/15/2017	2,625	(0.54)
SPX Index	Call	12/15/2017	2,650	(0.04)
SPX Index	Call	01/19/2018	2,500	(1.59)
SPX Index	Call	01/19/2018	2,525	(1.23)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

49                         Invesco Global Targeted Returns Fund

Top 50 Underlying Reference Entity Components—(continued)
Options Written—(continued)
Description	Type of Contract	Expiration Date	Exercise Price	Percentage
SPX Index	Call	01/19/2018	$2,550	(1.15)%
SPX Index	Call	01/19/2018	2,575	(0.16)
SPX Index	Call	01/19/2018	2,600	(0.86)
SPX Index	Call	01/19/2018	2,625	(0.63)
SPX Index	Call	01/19/2018	2,650	(0.30)
SPX Index	Call	01/19/2018	2,675	(0.04)
SPX Index	Call	03/16/2018	2,575	(0.62)
SPX Index	Call	03/16/2018	2,600	(0.14)
SPX Index	Call	03/16/2018	2,610	(0.30)
SPX Index	Call	03/16/2018	2,625	(0.77)
SPX Index	Call	03/16/2018	2,700	(0.22)
SPX Index	Call	03/16/2018	2,725	(0.42)

(w)	Notional value is denominated in U.S. Dollars unless otherwise noted.

Open Over-The-Counter Total Return Swap Agreements(x)
Counterparty	Pay/Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value(y)	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Chase Bank, N.A.	Receive	Hang Seng China Enterprises Total Return Index	3 mo. HIBOR + 0.32%	Monthly	1,674	January-2018	HKD 32,859,850	$—	$246,437	$246,437
UBS	Receive	MSCI World Energy Sector Total Return Index	3 mo. USD LIBOR –0.385%	Monthly	12,621	September-2018	$3,991,099	—	54,972	54,972
Subtotal — Appreciation								—	301,409	301,409
UBS	Pay	MSCI World Energy Sector Total Return Index	3 mo. USD LIBOR –0.385%	Monthly	597	September-2018	188,569	—	(2,966)	(2,966)
Subtotal — Depreciation								—	(2,966)	(2,966)
Total — Total Return Swap Agreements — Equity Risk								$—	$298,443	$298,443

(x)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(y)	Notional value is denominated in U.S. Dollars unless otherwise noted.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
			Deliver		Receive
11/07/2017	RBC Capital Markets LLC	USD	41,857	ARS	771,000	$1,627
11/10/2017	Barclays Bank PLC	AUD	1,708,667	USD	1,352,839	45,201
11/10/2017	Barclays Bank PLC	CAD	5,701,041	USD	4,508,516	89,024
11/10/2017	Barclays Bank PLC	EUR	1,900,860	USD	2,261,833	46,330
11/10/2017	Barclays Bank PLC	JPY	81,178,000	USD	725,536	11,205
11/10/2017	Barclays Bank PLC	MXN	4,412,000	USD	246,264	16,551
11/10/2017	Barclays Bank PLC	USD	930,300	CNY	6,293,853	17,717
11/10/2017	Barclays Bank PLC	USD	600,916	KRW	679,366,000	5,956
11/10/2017	Barclays Bank PLC	USD	985,058	RUB	61,075,081	57,635
11/10/2017	Deutsche Bank Securities Inc.	USD	420,183	KRW	474,092,000	3,320
11/10/2017	Goldman Sachs International	BRL	500,000	USD	157,893	5,252
11/10/2017	Goldman Sachs International	CAD	3,014,650	USD	2,413,554	76,574
11/10/2017	Goldman Sachs International	JPY	656,001,000	USD	5,825,199	52,677
11/10/2017	Goldman Sachs International	MXN	2,610,000	USD	145,961	10,070
11/10/2017	Goldman Sachs International	NZD	1,693,000	USD	1,252,067	93,809
11/10/2017	Goldman Sachs International	USD	3,278,573	CLP	2,141,400,000	91,561

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

50                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
			Deliver		Receive
11/10/2017	Goldman Sachs International	USD	250,413	GBP	194,254	$7,706
11/10/2017	Goldman Sachs International	USD	693,305	KRW	780,446,546	3,861
11/10/2017	Morgan Stanley Capital Services LLC	EUR	4,837,937	USD	5,708,094	69,348
11/10/2017	Morgan Stanley Capital Services LLC	MXN	10,221,000	USD	565,978	33,816
11/10/2017	State Street Bank & Trust Co.	INR	27,415,800	USD	424,249	1,138
11/10/2017	State Street Bank & Trust Co.	SEK	4,208,000	EUR	441,724	11,874
11/10/2017	UBS	JPY	59,782,000	USD	532,434	6,378
11/27/2017	Goldman Sachs International	EUR	235,000	USD	276,538	2,389
11/29/2017	Barclays Bank PLC	IDR	2,372,868,000	USD	174,990	674
11/29/2017	Barclays Bank PLC	USD	79,020	TWD	2,380,000	56
11/29/2017	Goldman Sachs International	USD	34,253	INR	2,229,000	99
11/29/2017	Goldman Sachs International	USD	991,667	KRW	1,121,209,000	11,406
11/29/2017	State Street Bank & Trust Co.	AUD	684,646	USD	534,824	10,999
11/29/2017	State Street Bank & Trust Co.	BRL	410,000	USD	128,394	3,543
11/29/2017	State Street Bank & Trust Co.	CAD	216,000	USD	172,428	4,952
11/29/2017	State Street Bank & Trust Co.	CHF	4,419,913	USD	4,508,611	69,401
11/29/2017	State Street Bank & Trust Co.	CNY	18,274,976	USD	2,753,999	4,436
11/29/2017	State Street Bank & Trust Co.	DKK	4,769,671	USD	756,249	8,242
11/29/2017	State Street Bank & Trust Co.	EUR	14,847,656	USD	17,603,273	280,242
11/29/2017	State Street Bank & Trust Co.	HKD	26,828,732	USD	3,440,612	294
11/29/2017	State Street Bank & Trust Co.	JPY	68,612,161	USD	605,823	1,581
11/29/2017	State Street Bank & Trust Co.	MXN	1,249,000	USD	65,722	918
11/29/2017	State Street Bank & Trust Co.	NOK	9,464,071	USD	1,186,273	26,836
11/29/2017	State Street Bank & Trust Co.	SEK	7,956,934	USD	974,814	22,655
11/29/2017	State Street Bank & Trust Co.	SGD	482,518	USD	354,657	595
11/29/2017	State Street Bank & Trust Co.	USD	2,093,360	GBP	1,587,000	16,511
11/29/2017	State Street Bank & Trust Co.	USD	55,602	JPY	6,314,000	3
11/29/2017	State Street Bank & Trust Co.	USD	251,602	KRW	284,276,000	2,722
11/29/2017	State Street Bank & Trust Co.	USD	50,997	TWD	1,542,000	236
11/30/2017	Goldman Sachs International	CAD	40,000	USD	31,970	955
11/30/2017	Morgan Stanley Capital Services LLC	CAD	40,000	USD	31,857	843
12/04/2017	Barclays Bank PLC	USD	1,053,675	CNY	7,010,100	626
12/04/2017	State Street Bank & Trust Co.	USD	586,205	CNY	3,923,200	3,834
12/11/2017	Barclays Bank PLC	NZD	3,969,000	USD	2,835,295	121,649
12/11/2017	Deutsche Bank Securities Inc.	EUR	1,900,860	USD	2,275,892	56,402
12/11/2017	Goldman Sachs International	AUD	3,863,667	USD	3,059,568	103,773
12/11/2017	Goldman Sachs International	BRL	371,000	USD	116,906	4,093
12/11/2017	Goldman Sachs International	CAD	4,658,386	USD	3,733,877	121,429
12/11/2017	Goldman Sachs International	RUB	9,544,662	USD	163,202	1,177
12/11/2017	Goldman Sachs International	USD	21,743	KRW	24,596,178	264
12/11/2017	Morgan Stanley Capital Services LLC	CLP	169,400,000	USD	269,616	3,117
12/11/2017	State Street Bank & Trust Co.	SEK	4,207,000	EUR	438,969	8,699
01/12/2018	Barclays Bank PLC	BRL	729,000	USD	225,480	4,706
01/12/2018	Barclays Bank PLC	EUR	1,900,860	USD	2,244,530	20,521
01/12/2018	Barclays Bank PLC	MXN	2,327,000	USD	120,900	1,086
01/12/2018	Barclays Bank PLC	RUB	19,495,182	USD	334,784	5,617
01/12/2018	Citigroup Global Markets Inc.	CLP	671,500,000	USD	1,063,678	7,830
01/12/2018	Citigroup Global Markets Inc.	MXN	2,781,000	USD	144,470	1,280
01/12/2018	Deutsche Bank Securities Inc.	AUD	4,218,667	USD	3,269,551	42,964
01/12/2018	Deutsche Bank Securities Inc.	NZD	4,982,000	USD	3,517,965	113,435

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

51                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
			Deliver		Receive
01/12/2018	Deutsche Bank Securities Inc.	USD	3,722,657	INR	246,130,907	$52,521
01/12/2018	Goldman Sachs International	USD	283,524	GBP	214,573	2,190
01/12/2018	State Street Bank & Trust Co.	SEK	6,455,000	EUR	669,105	8,081
01/26/2018	Goldman Sachs International	USD	383,189	GBP	290,000	3,132
Subtotal — Appreciation						1,917,644
11/10/2017	Barclays Bank PLC	CLP	474,700,000	USD	737,799	(9,283)
11/10/2017	Barclays Bank PLC	CNY	40,651,331	USD	6,008,711	(114,431)
11/10/2017	Barclays Bank PLC	EUR	2,643,628	SEK	25,367,000	(49,190)
11/10/2017	Barclays Bank PLC	KRW	5,630,895,862	USD	4,924,953	(105,080)
11/10/2017	Barclays Bank PLC	USD	409,562	AUD	518,000	(13,138)
11/10/2017	Barclays Bank PLC	USD	783,381	CAD	950,736	(46,363)
11/10/2017	Barclays Bank PLC	USD	485,756	EUR	402,731	(16,363)
11/10/2017	Barclays Bank PLC	USD	8,897,483	GBP	6,695,223	(1,076)
11/10/2017	Barclays Bank PLC	USD	4,093,142	JPY	450,867,000	(125,710)
11/10/2017	Barclays Bank PLC	USD	445,346	NZD	612,000	(26,649)
11/10/2017	Deutsche Bank Securities Inc.	USD	824,704	CAD	1,040,703	(17,942)
11/10/2017	Goldman Sachs International	USD	2,765,512	CAD	3,489,302	(60,578)
11/10/2017	Goldman Sachs International	USD	5,228,753	EUR	4,435,206	(59,401)
11/10/2017	Goldman Sachs International	USD	6,353,146	INR	408,094,307	(54,989)
11/10/2017	Goldman Sachs International	USD	1,964,337	JPY	222,093,000	(10,016)
11/10/2017	Morgan Stanley Capital Services LLC	USD	432,987	JPY	49,194,000	(101)
11/10/2017	State Street Bank & Trust Co.	KRW	29,818,850	USD	26,291	(346)
11/10/2017	State Street Bank & Trust Co.	RUB	12,307,742	USD	205,180	(4,941)
11/10/2017	State Street Bank & Trust Co.	USD	175,421	CAD	220,300	(4,643)
11/10/2017	State Street Bank & Trust Co.	USD	270,978	EUR	229,196	(3,844)
11/10/2017	UBS	USD	319,322	JPY	35,774,000	(4,527)
11/27/2017	Goldman Sachs International	USD	86,206	EUR	72,098	(2,097)
11/29/2017	Goldman Sachs International	INR	34,545,000	USD	529,101	(3,281)
11/29/2017	Goldman Sachs International	KRW	2,629,532,643	USD	2,325,723	(26,750)
11/29/2017	Goldman Sachs International	TWD	25,602,602	USD	847,347	(3,301)
11/29/2017	Goldman Sachs International	USD	13,099	IDR	178,256,000	(4)
11/29/2017	State Street Bank & Trust Co.	GBP	20,344,046	USD	26,816,197	(230,624)
11/29/2017	State Street Bank & Trust Co.	INR	273,000	USD	4,182	(25)
11/29/2017	State Street Bank & Trust Co.	USD	57,591	AUD	74,000	(973)
11/29/2017	State Street Bank & Trust Co.	USD	15,797	CAD	20,000	(290)
11/29/2017	State Street Bank & Trust Co.	USD	431,302	CHF	425,000	(4,446)
11/29/2017	State Street Bank & Trust Co.	USD	74,389	DKK	470,000	(681)
11/29/2017	State Street Bank & Trust Co.	USD	1,662,188	EUR	1,415,000	(11,281)
11/29/2017	State Street Bank & Trust Co.	USD	1,234,633	HKD	9,628,000	(9)
11/29/2017	State Street Bank & Trust Co.	USD	16,843	IDR	229,186,000	(6)
11/29/2017	State Street Bank & Trust Co.	USD	121,548	NOK	971,000	(2,591)
11/29/2017	State Street Bank & Trust Co.	USD	156,618	SEK	1,286,000	(2,730)
11/29/2017	State Street Bank & Trust Co.	USD	35,244	SGD	48,000	(23)
12/04/2017	Barclays Bank PLC	CNY	587,401	USD	88,291	(52)
12/04/2017	Goldman Sachs International	CNY	52,534,362	USD	7,641,811	(259,222)
12/04/2017	Goldman Sachs International	USD	262,246	CNY	1,724,500	(2,886)
12/04/2017	State Street Bank & Trust Co.	CNY	270,835	USD	40,468	(265)
12/08/2017	Goldman Sachs International	GBP	313,495	USD	413,171	(3,748)
12/08/2017	Goldman Sachs International	USD	326,405	GBP	240,000	(7,228)
12/11/2017	Barclays Bank PLC	USD	3,131,448	BRL	9,940,000	(108,912)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

52                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
			Deliver		Receive
12/11/2017	Barclays Bank PLC	USD	3,552,454	INR	229,669,707	$(17,430)
12/11/2017	Barclays Bank PLC	USD	6,872,868	MXN	124,367,999	(433,091)
12/11/2017	Goldman Sachs International	EUR	3,239,422	SEK	30,723,000	(102,890)
12/11/2017	Goldman Sachs International	USD	1,553,734	CLP	974,300,000	(20,969)
12/11/2017	Goldman Sachs International	USD	656,855	GBP	487,613	(8,303)
12/11/2017	Goldman Sachs International	USD	1,799,045	RUB	105,810,848	(2,855)
12/11/2017	Morgan Stanley Capital Services LLC	USD	1,355,631	CAD	1,643,736	(80,960)
01/10/2018	RBC Capital Markets LLC	USD	81,133	ARS	1,475,000	(1,122)
01/12/2018	Barclays Bank PLC	USD	275,804	CAD	348,300	(5,602)
01/12/2018	Barclays Bank PLC	GBP	13,363,265	USD	17,641,488	(152,338)
01/12/2018	Barclays Bank PLC	INR	64,090,900	USD	976,847	(6,185)
01/12/2018	Barclays Bank PLC	KRW	59,459,905	USD	52,605	(607)
01/12/2018	Barclays Bank PLC	USD	74,828	BRL	247,000	(25)
01/12/2018	Barclays Bank PLC	USD	7,121,881	CLP	4,486,500,000	(67,430)
01/12/2018	Barclays Bank PLC	USD	1,576,447	RUB	93,362,681	(62)
01/12/2018	Citigroup Global Markets Inc.	EUR	2,008,698	SEK	19,231,414	(41,894)
01/12/2018	Citigroup Global Markets Inc.	USD	606,184	AUD	777,000	(11,906)
01/12/2018	Citigroup Global Markets Inc.	USD	360,435	NZD	518,000	(6,451)
01/12/2018	Deutsche Bank Securities Inc.	EUR	5,936,081	SEK	56,548,000	(157,948)
01/12/2018	Deutsche Bank Securities Inc.	USD	98,018	BRL	314,000	(2,925)
01/12/2018	Deutsche Bank Securities Inc.	USD	229,345	MXN	4,343,000	(5,731)
01/12/2018	Goldman Sachs International	AUD	164,000	USD	125,391	(42)
01/12/2018	Goldman Sachs International	EUR	275,417	SEK	2,631,392	(6,401)
01/12/2018	Goldman Sachs International	USD	24,497	MXN	475,000	(40)
01/12/2018	Morgan Stanley Capital Services LLC	EUR	452,148	SEK	4,320,195	(10,475)
01/12/2018	Morgan Stanley Capital Services LLC	NZD	155,000	USD	105,875	(47)
01/12/2018	State Street Bank & Trust Co.	USD	619,856	EUR	525,157	(5,421)
01/26/2018	Goldman Sachs International	EUR	2,277,000	USD	2,656,303	(10,048)
01/26/2018	Goldman Sachs International	GBP	5,700,000	USD	7,485,069	(108,134)
01/26/2018	Goldman Sachs International	USD	330,924	EUR	280,000	(3,046)
Subtotal — Depreciation						(2,670,414)
Total — Forward Foreign Currency Contracts — Currency Risk						$(752,770)

Abbreviations:

ARS	– Argentine Peso
AUD	– Australian Dollar
BBSW	– Australian Bank Bill Swap Rate
BRL	– Brazilian Real
CAD	– Canadian Dollar
CDOR	– Canadian Dealer Offered Rate
CHF	– Swiss Franc
CLP	– Chilean Peso
CNY	– Chinese Yuan
CPI	– Consumer Price Index
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
HIBOR	– Hong Kong Interbank Offered Rate
HICP	– Harmonised Index of Consumer Prices
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah

INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
LIBOR	– London Interbank Offered Rate
MXN	– Mexican New Peso
NOK	– Norwegian Krone
NSA	– Non-Seasonally Adjusted
NZD	– New Zealand Dollar
RPI	– Retail Price Index
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
STIBOR	– Stockholm Interbank Offered Rate
TIIE	– Interbank Equilibrium Interest Rate
TWD	– New Taiwan Dollar
USD	– U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

53                         Invesco Global Targeted Returns Fund

Consolidated Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $110,115,975)	$110,163,346
Investments in affiliated money market funds, at value and cost	28,584,863
Other investments:
Variation margin receivable — futures contracts	309,774
Variation margin receivable — centrally cleared swap agreements	86,843
Swaps receivable — OTC	268,393
Unrealized appreciation on forward foreign currency contracts outstanding	1,917,644
Unrealized appreciation on swap agreements — OTC	5,912,545
Foreign currencies, at value (Cost $5,576,350)	5,571,923
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	4,456,843
Cash collateral — exchange-traded option contracts	505,000
Cash collateral — exchange-traded swap agreements	3,688,434
Cash collateral OTC Derivatives	2,475,000
Receivable for:
Investments sold	382,046
Fund shares sold	85,138
Dividends and interest	665,751
Investment for trustee deferred compensation and retirement plans	7,623
Other assets	244,867
Total assets	165,326,033

Liabilities:
Other investments:
Options written, at value (premiums received $6,516,533)	4,942,918
Swaps payable — centrally cleared	20
Swaps payable — OTC	19,779
Unrealized depreciation on forward foreign currency contracts outstanding	2,670,414
Unrealized depreciation on swap agreements — OTC	7,365,782
Payable for:
Investments purchased	1,003,098
Fund shares reacquired	198,124
Amount due to custodian	201,748
Accrued fees to affiliates	147,876
Accrued trustees’ and officers’ fees and benefits	2,499
Accrued other operating expenses	413,297
Trustee deferred compensation and retirement plans	7,623
Total liabilities	16,973,178
Net assets applicable to shares outstanding	$148,352,855

Net assets consist of:
Shares of beneficial interest	$153,697,702
Undistributed net investment income	31,662
Undistributed net realized gain (loss)	(3,438,236)
Net unrealized appreciation (depreciation)	(1,938,273)
$148,352,855

Net Assets:
Class A	$19,360,140
Class C	$12,262,705
Class R	$26,026
Class Y	$108,067,800
Class R5	$10,045
Class R6	$8,626,139

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,936,605
Class C	1,251,050
Class R	2,619
Class Y	10,763,111
Class R5	1,000
Class R6	859,426
Class A:
Net asset value per share	$10.00
Maximum offering price per share
(Net asset value of $10.00 ÷ 94.50%)	$10.58
Class C:
Net asset value and offering price per share	$9.80
Class R:
Net asset value and offering price per share	$9.94
Class Y:
Net asset value and offering price per share	$10.04
Class R5:
Net asset value and offering price per share	$10.05
Class R6:
Net asset value and offering price per share	$10.04

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

54                         Invesco Global Targeted Returns Fund

Consolidated Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $98,062)	$1,492,828
Dividends from affiliated underlying funds	1,706,329
Interest Income	1,342,023
Total investment income	4,541,180

Expenses:
Advisory fees	2,115,216
Administrative services fees	50,000
Custodian fees	202,578
Distribution fees:
Class A	56,060
Class C	139,526
Class R	108
Transfer agent fees — A, C, R and Y	169,778
Transfer agent fees — R5	33
Transfer agent fees — R6	119
Trustees’ and officers’ fees and benefits	22,644
Registration and filing fees	103,865
Reports to shareholders	51,850
Professional services fees	118,082
Pricing fees	577,821
Other	15,125
Total expenses	3,622,805
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,567,481)
Net expenses	2,055,324
Net investment income	2,485,856

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(11,376,345)
Investment securities — affiliated funds (includes distributions from affiliated funds of $509,105)	2,192,313
Foreign currencies	716,232
Forward foreign currency contracts	(1,422,634)
Futures contracts	(1,319,371)
Option contracts written	6,708,405
Swap agreements	17,787
(4,483,613)
Change in net unrealized appreciation (depreciation) of:
Investment securities	5,813,086
Investment securities — affiliated funds	1,550,651
Foreign currencies	(668)
Forward foreign currency contracts	(2,440,788)
Futures contracts	(1,843,132)
Option contracts written	(445,312)
Swap agreements	1,384,519
4,018,356
Net realized and unrealized gain (loss)	(465,257)
Net increase in net assets resulting from operations	$2,020,599

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

55                         Invesco Global Targeted Returns Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$2,485,856	$1,242,462
Net realized gain (loss)	(4,483,613)	6,872,259
Change in net unrealized appreciation (depreciation)	4,018,356	(4,359,787)
Net increase in net assets resulting from operations	2,020,599	3,754,934

Distributions to shareholders from net investment income:
Class A	(302,695)	(146,529)
Class C	(93,125)	(38,269)
Class R	(177)	(47)
Class Y	(2,306,952)	(947,623)
Class R5	(921)	(528)
Class R6	(151)	(68,481)
Total distributions from net investment income	(2,704,021)	(1,201,477)

Return of capital:
Class A	(11,454)	—
Class C	(3,524)	—
Class R	(7)	—
Class Y	(87,296)	—
Class R5	(35)	—
Class R6	(6)	—
Total return of capital	(102,322)	—

Distributions to shareholders from net realized gains:
Class A	(757,865)	(319,531)
Class C	(493,617)	(139,306)
Class R	(538)	(138)
Class Y	(4,799,192)	(1,480,056)
Class R5	(1,917)	(825)
Class R6	(314)	(106,958)
Total distributions from net realized gains	(6,053,443)	(2,046,814)

Share transactions–net:
Class A	(9,083,175)	5,549,639
Class C	(3,618,751)	4,942,790
Class R	10,007	6,231
Class Y	(61,768,547)	77,180,742
Class R5	(51,152)	1,126
Class R6	8,592,340	(8,126,492)
Net increase (decrease) in net assets resulting from share transactions	(65,919,278)	79,554,036
Net increase (decrease) in net assets	(72,758,465)	80,060,679

Net assets:
Beginning of year	221,111,320	141,050,641
End of year (includes undistributed net investment income of $31,662 and $1,324,142, respectively)	$148,352,855	$221,111,320

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

56                         Invesco Global Targeted Returns Fund

Notes to Consolidated Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive total return over the long term in all market environments.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

57                         Invesco Global Targeted Returns Fund

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

58                         Invesco Global Targeted Returns Fund

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The

59                         Invesco Global Targeted Returns Fund

primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
N.	Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed exercise price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
P.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps

60                         Invesco Global Targeted Returns Fund

are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2017 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

61                         Invesco Global Targeted Returns Fund

R.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
S.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective January 1, 2017, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.10%
Next $250 million	1.08%
Next $500 million	1.05%
Next $1.5 billion	1.03%
Next $2.5 billion	1.00%
Next $2.5 billion	0.98%
Next $2.5 billion	0.95%
Over $10 billion	0.93%

Prior to January 1, 2017, the Fund paid an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.50%
Over $10 billion	1.25%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 1.18%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 0.42% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). Prior to January 1, 2017, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.65%, 2.40%, 1.90%, 1.40%, 1.40% and 1.40%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $1,397,551 and reimbursed class level expenses of $21,674, $13,486, $21, $134,390, $33 and $119 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

62                         Invesco Global Targeted Returns Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $596 in front-end sales commissions from the sale of Class A shares and $678 and $2,256 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$45,564,446	$14,660,495	$—	$60,224,941
Non-U.S. Dollar Denominated Bonds	—	25,171,941	—	25,171,941
U.S. Government Sponsored Agency Securities	—	15,253,089	—	15,253,089
U.S. Treasury Securities	—	1,147,042	—	1,147,042
Preferred Stocks	—	10,384	—	10,384
Money Market Funds	28,584,863	—	—	28,584,863
Options Purchased	26,865	8,329,084	—	8,355,949
	74,176,174	64,572,035	—	138,748,209
Forward Foreign Currency Contracts*	—	(752,770)	—	(752,770)
Futures Contracts*	(1,839,076)	—	—	(1,839,076)
Options Written*	—	(4,942,918)	—	(4,942,918)
Swap Agreements*	—	(949,353)	—	(949,353)
Total Investments	$72,337,098	$57,926,994	$—	$130,264,092

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

63                         Invesco Global Targeted Returns Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2017:

	Value
Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$—	$—	$1,138,783	$20,785	$1,159,568
Unrealized appreciation on swap agreements — Centrally Cleared(a)	—	17,268	—	—	3,164,831	3,182,099
Unrealized appreciation on swap agreements — OTC	7,393	—	—	5,723,616	181,536	5,912,545
Options purchased, at value — Exchange-Traded(b)	—	—	—	26,865	—	26,865
Options purchased, at value — OTC(b)	—	—	3,176,530	5,152,554	—	8,329,084
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	1,917,644	—	—	1,917,644
Total Derivative Assets	7,393	17,268	5,094,174	12,041,818	3,367,152	20,527,805
Derivatives not subject to master netting agreements	—	(17,268)	—	(1,165,648)	(3,185,616)	(4,368,532)
Total Derivative Assets subject to master netting agreements	$7,393	$—	$5,094,174	$10,876,170	$181,536	$16,159,273

	Value
Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$—	$—	$(2,723,638)	$(275,006)	$(2,998,644)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	—	(380,115)	—	—	(2,298,100)	(2,678,215)
Unrealized depreciation on swap agreements — OTC	(29,632)	—	—	(6,227,349)	(1,108,801)	(7,365,782)
Options written, at value — OTC	—	—	(3,872,816)	(1,070,102)	—	(4,942,918)
Unrealized depreciation on forward foreign currency contracts outstanding	—	—	(2,670,414)	—	—	(2,670,414)
Total Derivative Liabilities	(29,632)	(380,115)	(6,543,230)	(10,021,089)	(3,681,907)	(20,655,973)
Derivatives not subject to master netting agreements	—	380,115	—	2,723,638	2,573,106	5,676,859
Total Derivative Liabilities subject to master netting agreements	$(29,632)	$—	$(6,543,230)	$(7,297,451)	$(1,108,801)	$(14,979,114)

(a)	The variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

64                         Invesco Global Targeted Returns Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount(a)
	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities
Counterparty										Non-Cash	Cash
Fund
Bank of America Merrill Lynch	$—	$294,624	$—	$294,624	$—	$(482,629)	$—	$(482,629)	$(188,005)	$—	$188,005	$—
Barclays Bank PLC	444,554	340,500	—	785,054	(1,299,017)	(414,934)	—	(1,713,951)	(928,897)	—	810,000	(118,897)
BNP Paribas S.A.	—	10,090	130,429	140,519	—	—	(219,803)	(219,803)	(79,284)	—	79,284	—
Citigroup Global Markets Inc.	9,110	474,071	89,208	572,389	(60,251)	(261,724)	(91,449)	(413,424)	158,965	—	(158,965)	—
Deutsche Bank Securities Inc.	268,642	249,501	—	518,143	(184,546)	(108,947)	—	(293,493)	224,650	—	(150,000)	74,650
Goldman Sachs International	592,417	3,009,961	257,122	3,859,500	(756,229)	(2,719,477)	(530,016)	(4,005,722)	(146,222)	—	—	(146,222)
HSBC New York	—	31,116	—	31,116	—	—	(129,415)	(129,415)	(98,299)	—	80,000	(18,299)
J.P. Morgan Chase Bank, N.A.	—	1,725,126	2,678,538	4,403,664	—	(443,019)	(1,915,290)	(2,358,309)	2,045,355	—	(1,810,000)	235,355
Morgan Stanley & Co. LLC	107,124	589,310	182,447	878,881	(91,583)	(261,312)	(112,755)	(465,650)	413,231	—	(413,231)	—
RBC Capital Markets LLC	1,627	—	—	1,627	(1,122)	—	—	(1,122)	505	—	—	505
State Street Bank & Trust Co.	487,792	—	—	487,792	(273,139)	—	—	(273,139)	214,653	—	—	214,653
Societe Generale	—	831,707	1,849,404	2,681,111	—	—	(2,643,763)	(2,643,763)	37,348	—	—	37,348
UBS	6,378	773,078	596,375	1,375,831	(4,527)	(250,876)	(543,594)	(798,997)	576,834	—	(270,000)	306,834
Subtotal — Fund	1,917,644	8,329,084	5,783,523	16,030,251	(2,670,414)	(4,942,918)	(6,186,085)	(13,799,417)	2,230,834	—	(1,644,907)	585,927

Subsidiary
Barclays Bank PLC	—	—	162,398	162,398	—	—	(173,814)	(173,814)	(11,416)	—	—	(11,416)
BNP Paribas S.A.	—	—	5,438	5,438	—	—	(597)	(597)	4,841	—	—	4,841
Citigroup Global Markets Inc.	—	—	—	—	—	—	(136,171)	(136,171)	(136,171)	—	136,171	—
Goldman Sachs International	—	—	10,136	10,136	—	—	(315,721)	(315,721)	(305,585)	—	280,000	(25,585)
Macquarie Bank Ltd.	—	—	1,955	1,955	—	—	(29,035)	(29,035)	(27,080)	—	27,080	—
Morgan Stanley Capital Services LLC	—	—	217,488	217,488	—	—	(544,138)	(544,138)	(326,650)	—	320,000	(6,650)
Subtotal — Subsidiary	$—	$—	$397,415	$397,415	$—	$—	$(1,199,476)	$(1,199,476)	$(802,061)	$—	$763,251	$(38,810)
Total	$1,917,644	$8,329,084	$6,180,938	$16,427,666	$(2,670,414)	$(4,942,918)	$(7,385,561)	$(14,998,893)	$1,428,773	$—	$(881,656)	$547,117

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$—	$(1,422,634)	$—	$—	$(1,422,634)
Futures contracts	—	—	—	359,323	(1,678,694)	(1,319,371)
Options purchased(a)	—	—	(5,745,238)	(8,049,388)	(1,022)	(13,795,648)
Options written	—	—	4,690,159	1,944,922	73,324	6,708,405
Swap agreements	242,242	(844,292)	—	413,842	205,995	17,787
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	—	(2,440,788)	—	—	(2,440,788)
Futures contracts	—	—	—	(2,626,139)	783,007	(1,843,132)
Options purchased(a)	—	—	(1,341,203)	(2,148,528)	—	(3,489,731)
Options written	—	—	20,246	(465,558)	—	(445,312)
Swap agreements	(125,532)	(239,520)	289,012	(328,401)	1,788,960	1,384,519
Total	$116,710	$(1,083,812)	$(5,950,446)	$(10,899,927)	$1,171,570	$(16,645,905)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

65                         Invesco Global Targeted Returns Fund

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Index Options Written	Foreign Currency Options	Swaptions(a)	Swap Agreements
Average notional value	$302,246,870	$116,314,191	$224,654,420	$46,000,905	$165,986,057	$4,077,667	$633,255,204
Average contracts	—	—	7,834	977	—	—	—

(a)	Summarizes the three month average notional value of swaptions contracts outstanding during the period.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $207.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$4,586,711	$2,702,286
Return of capital	102,322	—
Long-term capital gain	4,170,753	546,005
Total distributions	$8,859,786	$3,248,291

Tax Components of Net Assets at Period-End:

2017
Net unrealized appreciation — investments	$1,013,115
Net unrealized appreciation (depreciation) — other investments	(18,060)
Temporary book/tax differences	(6,772)
Capital loss carryforward	(6,333,130)
Shares of beneficial interest	153,697,702
Total net assets	$148,352,855

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to derivative investments, straddles and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2017, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$6,333,130	$6,333,130

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

66                         Invesco Global Targeted Returns Fund

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $139,504,774 and $178,210,920, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $4,154,735 and $3,021,067, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$25,860,934
Aggregate unrealized (depreciation) of investments	(24,847,819)
Net unrealized appreciation (depreciation) of investments	$1,013,115

Cost of investments for tax purposes is $129,250,977.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses, straddles and income from derivative investments, on October 31, 2017, undistributed net investment income was decreased by $971,993, undistributed net realized gain (loss) was increased by $1,635,541 and shares of beneficial interest was decreased by $663,548. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	432,607	$4,320,006	1,819,533	$18,661,287
Class C	170,628	1,667,723	1,066,269	10,770,226
Class R	981	9,707	606	6,231
Class Y	5,299,391	52,987,480	12,374,104	127,479,975
Class R6	869,493	8,703,963	—	—

Issued as reinvestment of dividends:
Class A	109,618	1,068,780	46,420	466,060
Class C	60,540	582,399	17,883	177,399
Class R	31	300	—	—
Class Y	736,278	7,193,440	221,333	2,226,608
Class R5	246	2,402	112	1,126
Class R6	—	—	17,417	175,272

Reacquired:
Class A	(1,444,640)	(14,471,961)	(1,319,854)	(13,577,708)
Class C	(601,188)	(5,868,873)	(593,471)	(6,004,835)
Class Y	(12,178,368)	(121,949,467)	(5,106,862)	(52,525,841)
Class R5	(5,347)	(53,554)	—	—
Class R6	(11,067)	(111,623)	(793,730)	(8,301,764)
Net increase (decrease) in share activity	(6,560,797)	$(65,919,278)	7,749,760	$79,554,036

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 6% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

67                         Invesco Global Targeted Returns Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/17	$10.32	$0.12	$0.00	$0.12	$(0.12)	$(0.01)	$(0.31)	$(0.44)	$10.00	1.32%	$19,360	1.29	%(f)	2.16	%(f)	1.24	%(f)	121%
Year ended 10/31/16	10.33	0.05	0.14	0.19	(0.06)	—	(0.14)	(0.20)	10.32	1.90	29,309	1.31	(c)	2.35		0.51		23
Year ended 10/31/15	10.44	0.01	0.04	0.05	(0.06)	—	(0.10)	(0.16)	10.33	0.49	23,688	1.33	(c)	2.38		0.05		79
Year ended 10/31/14(e)	10.00	(0.02)	0.46	0.44	—	—	—	—	10.44	4.40	13,504	1.29	(c)(g)	3.16	(g)	(0.18	)(g)	20
Class C
Year ended 10/31/17	10.13	0.05	(0.01)	0.04	(0.06)	(0.00)	(0.31)	(0.37)	9.80	0.52	12,263	2.04	(f)	2.91	(f)	0.49	(f)	121
Year ended 10/31/16	10.19	(0.02)	0.14	0.12	(0.04)	—	(0.14)	(0.18)	10.13	1.17	16,428	2.06	(c)	3.10		(0.24)		23
Year ended 10/31/15	10.37	(0.07)	0.04	(0.03)	(0.05)	—	(0.10)	(0.15)	10.19	(0.27)	11,524	2.08	(c)	3.13		(0.70)		79
Year ended 10/31/14(e)	10.00	(0.08)	0.45	0.37	—	—	—	—	10.37	3.70	444	2.04	(c)(g)	3.91	(g)	(0.93	)(g)	20
Class R
Year ended 10/31/17	10.27	0.10	(0.01)	0.09	(0.10)	(0.01)	(0.31)	(0.42)	9.94	0.99	26	1.54	(f)	2.41	(f)	0.99	(f)	121
Year ended 10/31/16	10.29	0.03	0.14	0.17	(0.05)	—	(0.14)	(0.19)	10.27	1.65	17	1.56	(c)	2.60		0.26		23
Year ended 10/31/15	10.42	(0.02)	0.04	0.02	(0.05)	—	(0.10)	(0.15)	10.29	0.27	10	1.58	(c)	2.63		(0.20)		79
Year ended 10/31/14(e)	10.00	(0.04)	0.46	0.42	—	—	—	—	10.42	4.20	10	1.54	(c)(g)	3.41	(g)	(0.43	)(g)	20
Class Y
Year ended 10/31/17	10.37	0.15	(0.01)	0.14	(0.15)	(0.01)	(0.31)	(0.47)	10.04	1.48	108,068	1.04	(f)	1.91	(f)	1.49	(f)	121
Year ended 10/31/16	10.37	0.08	0.15	0.23	(0.09)	—	(0.14)	(0.23)	10.37	2.24	175,284	1.06	(c)	2.10		0.76		23
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	—	(0.10)	(0.16)	10.37	0.72	97,703	1.08	(c)	2.13		0.30		79
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	—	—	—	—	10.46	4.60	16,352	1.04	(c)(g)	2.91	(g)	0.07	(g)	20
Class R5
Year ended 10/31/17	10.37	0.15	0.00	0.15	(0.15)	(0.01)	(0.31)	(0.47)	10.05	1.58	10	1.04	(f)	1.87	(f)	1.49	(f)	121
Year ended 10/31/16	10.38	0.08	0.14	0.22	(0.09)	—	(0.14)	(0.23)	10.37	2.15	63	1.06	(c)	2.09		0.76		23
Year ended 10/31/15	10.46	0.03	0.05	0.08	(0.06)	—	(0.10)	(0.16)	10.38	0.82	62	1.08	(c)	2.07		0.30		79
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	—	—	—	—	10.46	4.60	2,724	1.04	(c)(g)	2.87	(g)	0.07	(g)	20
Class R6
Year ended 10/31/17	10.36	0.15	0.00	0.15	(0.15)	(0.01)	(0.31)	(0.47)	10.04	1.59	8,626	1.04	(f)	1.81	(f)	1.49	(f)	121
Year ended 10/31/16	10.37	0.08	0.14	0.22	(0.09)	—	(0.14)	(0.23)	10.36	2.14	10	1.06	(c)	2.00		0.76		23
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	—	(0.10)	(0.16)	10.37	0.73	8,063	1.08	(c)	2.07		0.30		79
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	—	—	—	—	10.46	4.60	9,298	1.04	(c)(g)	2.87	(g)	0.07	(g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.44%, 0.44% and 0.50% for the years ended October 31, 2016 and 2015 and the period ended October 31, 2014.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of December 19, 2013.
(f)	Ratios are based on average daily net assets (000’s omitted) of 22,424, $13,953, $22, $139,042, $58 and $4,328 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Annualized.

68                         Invesco Global Targeted Returns Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Targeted Returns Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Global Targeted Returns Fund and its subsidiary (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Fund), hereafter referred to as the “Fund”) as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 19, 2013 (commencement of investment operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

69                         Invesco Global Targeted Returns Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period [2]
A	$1,000.00	$1,002.00	$7.06	$1,018.15	$7.12	1.40%
C	1,000.00	996.90	10.82	1,014.37	10.92	2.15
R	1,000.00	1,000.00	8.32	1,016.89	8.39	1.65
Y	1,000.00	1,003.00	5.81	1,019.41	5.85	1.15
R5	1,000.00	1,003.00	5.81	1,019.41	5.85	1.15
R6	1,000.00	1,003.00	5.81	1,019.41	5.85	1.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

70                         Invesco Global Targeted Returns Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Targeted Returns Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board noted that the Fund was new and compared the Fund’s performance during the past one and three calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Absolute Return Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual

71                         Invesco Global Targeted Returns Fund

management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted how the Fund’s rate compared to the rates of off-shore funds with investment strategies comparable to those of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

72                         Invesco Global Targeted Returns Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,170,753
Qualified Dividend Income*	19.66%
Corporate Dividends Received Deduction*	1.57%
U.S. Treasury Obligations*	0.21%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$1,747,491

73                         Invesco Global Targeted Returns Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Targeted Returns Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GTR-AR-1	12212017	0848

Annual Report to Shareholders October 31, 2017

Invesco Greater China Fund

Nasdaq:
A: AACFX ■ B: ABCFX ■ C: CACFX ■ Y: AMCYX ■ R5: IACFX ■ R6: CACSX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Schedule of Investments
12 Financial Statements
14 Notes to Financial Statements
21 Financial Highlights
22 Auditor's Report
23 Fund Expenses
24 Approval of Investment Advisory and Sub-Advisory Contracts
26 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Phillip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European

Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Greater China Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Greater China Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Greater China Fund (the Fund), at net asset value (NAV), outperformed the MSCI Golden Dragon Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	33.25%
Class B Shares	32.25
Class C Shares	32.20
Class Y Shares	33.59
Class R5 Shares	33.80
Class R6 Shares*	33.53
MSCI Golden Dragon Index▼ (Broad Market/ Style-Specific Index)	32.46
Lipper China Region Funds Index∎ (Peer Group Index)	36.27

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

*Class R6 shares incepted on April 4, 2017. See page 7 for more details.

Market conditions and your Fund

For the fiscal year ended October 31, 2017, Chinese equity markets rebounded on the back of rising investor confidence, resulting from a number of robust economic indicators and positive developments. China’s economy accelerated in the first quarter of 2017, with growth beating expectations as both the industrials and telecommunication services sectors improved. The Chinese government’s efforts to rebalance China’s economy from being manufacturing-led to more consumer-driven remained on track. Macroeconomic data remained strong, as official manufacturing Purchasing Managers’ Index and industrial profits data provided indications of a robust Chinese economy. During the fiscal year, the Hong Kong equity market benefited from the positive spill-over from Chinese equities. Taiwanese equities also moved higher, led by

growth in the information technology (IT) and industrials sectors.

    From a sector perspective, the IT and consumer discretionary sectors led market gains, posting double-digit returns for the fiscal year.

    For the reporting period ended October 31, 2017, Class A shares of the Fund at NAV outperformed the MSCI Golden Dragon Index, its broad market/style-specific index. Sector allocation and stock selection had a positive impact on Fund performance. The Fund’s relative outperformance was driven by stock selection in the utilities sector. In particular, natural gas companies Towngas China Company and ENN Energy Holdings were notable contributors to Fund performance. Fund holdings in the utilities sector rose on better-than-expected tariff regulation.

Underweight exposure to the financials sector supported relative results during the reporting period.

Stock selection in the industrials and consumer staples sectors also contributed to the Fund’s performance versus the broad market/style-specific index. The top contributor in the industrials sector was Zhuzhou CRRC Times Electric, a manufacturer of railway power and control systems for various users in China and overseas. The stock rose on strengthening order book visibility. In the consumer staples sector, Hong Kong-based Sun Art Retail Group, an operator of supermarkets and hypermarkets, was a key contributor to relative performance during the reporting period. The company stepped up its online and new business formats to improve margins and increase sales.

In contrast, select holdings in the consumer discretionary sector detracted from the Fund’s performance versus the broad market/style-specific benchmark during the reporting period. In particular, Vipshop Holdings, an online discount retailer in China, was the leading detractor due to lower-than-expected earnings and a decline in active customers. We sold Vipshop Holdings before the close of the reporting period. Sportswear retailer Pou Sheng International Holdings was another key detractor from Fund performance within the sector.

Stock selection in and overweight exposure to the telecommunication services sector detracted from the Fund’s absolute and relative performance versus the broad market/style-specific index during the reporting period. This was mainly due to the Fund’s holding in China Mobile, the largest telecommunication services

Portfolio Composition
By sector	% of total net assets

Information Technology	36.4%
Consumer Discretionary	20.6
Consumer Staples	12.8
Industrials	9.7
Telecommunication Services	6.6
Health Care	5.3
Materials	4.4
Utilities	3.8
Financials	0.4
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top 10 Equity Holdings*
% of total net assets

1. TencentHoldings Ltd.	9.4%
2. AlibabaGroup Holding Ltd.-ADR	8.8
3. ChinaMobile Ltd.	5.9
4. TaiwanSemiconductor ManufacturingCo. Ltd.	4.5
5. HUAYUAutomotive Systems Co.,Ltd.-Class A	3.9
6. HenganInternational Group Co., Ltd.	3.8
7. HonHai Precision Industry Co., Ltd.	3.6
8. LarganPrecision Co., Ltd.	3.2
9. ZhuzhouCRRC Times Electric Co.,Ltd.-Class H	2.9
10. JD.com, Inc.-ADR	2.8

Total Net Assets	$95.7 million

Total Number of Holdings*	51

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Data presented here are as of October 31, 2017.

4 Invesco Greater China Fund

company in China. The company’s annual performance retreated from strong gains the previous quarter.

    Despite lagging stock selection in the consumer discretionary and telecommunication services sectors, strong stock selection in other sectors benefited Fund performance relative to the broad market/style-specific benchmark.

We continue to seek companies with sustainable industry leadership and competitive advantages using an active bottom-up investment process. This approach has led to significant exposure to consumer-related sectors, including the consumer discretionary, consumer staples and telecommunication services sectors in China. In our view, the growth drivers for these sectors are diverse and not strongly correlated. We continue to favor private enterprises over state-owned enterprises, as private enterprises tend to have interests that we believe better align with investors. At the same time, we believe that per-capita health care spending in China must increase significantly to catch up with health care spending in other developed market economies.

We remain cautious towards Chinese banks due to various industry headwinds. However, during the fiscal year, we witnessed steady progress in the Chinese government’s attempts to limit previously fast-growing and less-transparent shadow banking activities.

The Chinese government has also managed to curb excess capacity in the coal and steel industries. We believe that conditions will remain broadly stable moving forward. The latest macroeconomic data continue to reflect economic resilience as these changes take place. While headline growth is expected to moderate, the Chinese economy is on track to deliver the Chinese government’s target of 6.5% growth.1 Regarding future reforms, we believe that deleveraging will remain a high priority of the Chinese government. From a bottom-up perspective, at the close of the reporting period, Chinese companies continued to see earnings upgrades across all sectors. Valuations were still attractive relative to long-term historical levels and Chinese equities were trading at a discount to those in developed markets. Finally, liquidity was robust as investor fund flows into Hong Kong via the Shenzhen-Hong Kong Stock Connect program remained strong during the reporting period.

Thank you for your continued investment in Invesco Greater China Fund.

1	Source: Xihuanet

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mike Shiao Portfolio Manager and Chief Investment Officer of Invesco’s Greater China Equities Team,
is manager of Invesco Greater China Fund. He joined Invesco in 2002. Mr. Shiao earned a bachelor’s degree from National Chung Hsing University, Taiwan and an MS in finance from Drexel University.

5 Invesco Greater China Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/07

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Greater China Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	10.14%
10 Years	0.61
5 Years	10.05
1 Year	25.94

Class B Shares
Inception (3/31/06)	10.12%
10 Years	0.59
5 Years	10.20
1 Year	27.25

Class C Shares
Inception (3/31/06)	9.85%
10 Years	0.43
5 Years	10.47
1 Year	31.20

Class Y Shares
10 Years	1.41%
5 Years	11.57
1 Year	33.59

Class R5 Shares
Inception (3/31/06)	11.20%
10 Years	1.68
5 Years	11.81
1 Year	33.80

Class R6 Shares
10 Years	1.21%
5 Years	11.35
1 Year	33.53

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	9.89%
10 Years	1.68
5 Years	10.88
1 Year	18.19

Class B Shares
Inception (3/31/06)	9.87%
10 Years	1.66
5 Years	11.05
1 Year	19.17

Class C Shares
Inception (3/31/06)	9.60%
10 Years	1.50
5 Years	11.32
1 Year	23.15

Class Y Shares
10 Years	2.49%
5 Years	12.43
1 Year	25.40

Class R5 Shares
Inception (3/31/06)	10.95%
10 Years	2.77
5 Years	12.66
1 Year	25.62

Class R6 Shares
10 Years	2.28%
5 Years	12.20
1 Year	25.34

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.93%, 2.68%, 2.68%, 1.68%, 1.45% and 1.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                Invesco Greater China Fund

Invesco Greater China Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic o taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                Invesco Greater China Fund

in those countries may therefore have a significant negative impact on the Fund’s investment performance.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Participation notes risk. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market they seek to replicate, and, in addition, subject the Fund to the credit-worthiness of the bank or broker-dealer that issued the participation notes.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Unique economic and political risks of investing in Greater China. Investments in companies located or operating in Greater China involve risks not associated with investments in Western nations, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Certain securities issued by companies located or operating in Greater China, such as China A- shares, are subject to trading restrictions, quota limitations and less market liquidity. Additionally, developing countries, such as those in Greater China, may subject the Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes inapplicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

About indexes used in this report

∎	The MSCI Golden Dragon Index captures the equity market performance of large- and mid-cap China securities and non-domestic China securities listed in Hong Kong and Taiwan. The index is computed using the net return, which withholds applicable taxes for non-residents.
∎	The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                Invesco Greater China Fund

Schedule of Investments(a)

October 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–99.97%(b)
Apparel Retail–1.37%
Pou Sheng International (Holdings) Ltd. (Hong Kong)	7,171,000	$1,314,447

Auto Parts & Equipment–6.52%
HUAYU Automotive Systems Co., Ltd.–Class A	966,004	3,702,409
Minth Group Ltd.	470,000	2,536,339
		6,238,748

Automobile Manufacturers–0.62%
Jiangling Motors Corp., Ltd.–Class B	311,100	596,567

Commodity Chemicals–3.39%
Formosa Chemicals & Fibre Corp. (Taiwan)	532,000	1,618,923
Formosa Plastics Corp. (Taiwan)	534,000	1,626,980
		3,245,903

Diversified Banks–0.43%
BOC Hong Kong (Holdings) Ltd.	86,500	411,910

Education Services–1.42%
New Oriental Education & Technology Group, Inc.–ADR	16,281	1,355,230

Electrical Components & Equipment–4.03%
Voltronic Power Technology Corp. (Taiwan)	59,150	1,113,855
Zhuzhou CRRC Times Electric Co., Ltd.–Class H	468,300	2,740,264
		3,854,119

Electronic Components–4.61%
Chin-Poon Industrial Co., Ltd. (Taiwan)	647,000	1,354,079
Largan Precision Co., Ltd. (Taiwan)	16,000	3,052,656
		4,406,735

Electronic Equipment & Instruments–0.65%
Flytech Technology Co., Ltd. (Taiwan)	220,000	620,101

Electronic Manufacturing Services–3.84%
FIH Mobile Ltd.	877,000	276,083
Hon Hai Precision Industry Co., Ltd. (Taiwan)	911,000	3,398,051
		3,674,134

Food Retail–2.60%
President Chain Store Corp. (Taiwan)	276,000	2,488,279

Footwear–1.18%
Stella International Holdings Ltd.	698,000	1,133,722

Gas Utilities–3.75%
ENN Energy Holdings Ltd.	257,000	1,884,329
Towngas China Co. Ltd.	2,082,000	1,708,001
		3,592,330

Health Care Equipment–1.90%
MicroPort Scientific Corp.	1,832,000	1,815,081

	Shares	Value
Health Care Supplies–1.16%
Shandong Weigao Group Medical Polymer Co. Ltd.–Class H	1,540,000	$1,105,443

Home Entertainment Software–2.29%
Changyou.com Ltd.–ADR(c)	56,500	2,188,810

Hotels, Resorts & Cruise Lines–0.64%
China International Travel Service Corp Ltd.–Class A	90,100	561,784
Shanghai Jinjiang International Hotels Development Co., Ltd.–Class B	22,948	54,754
		616,538

Hypermarkets & Super Centers–2.66%
Sun Art Retail Group Ltd. (Hong Kong)	2,515,000	2,540,339

Industrial Conglomerates–2.31%
Beijing Enterprises Holdings Ltd.	247,000	1,467,486
CK Hutchison Holdings Ltd. (Hong Kong)	58,500	742,742
		2,210,228

Industrial Machinery–1.03%
CIMC Enric Holdings Ltd.(c)	1,454,000	984,070

Internet & Direct Marketing Retail–5.23%
Ctrip.com International, Ltd.–ADR(c)	48,360	2,315,960
JD.com, Inc.–ADR(c)	71,500	2,682,680
		4,998,640

Internet Software & Services–20.45%
Alibaba Group Holding Ltd.–ADR(c)	45,589	8,428,950
Autohome Inc.–ADR(c)	21,800	1,253,718
PChome Online Inc. (Taiwan)	159,305	921,617
Tencent Holdings Ltd.	198,900	8,958,869
		19,563,154

Leisure Products–0.82%
Goodbaby International Holdings Ltd.	1,430,000	783,648

Marine Ports & Services–2.37%
China Merchants Port Holdings Co. Ltd.	692,000	2,164,330
Qingdao Port International Co., Ltd.–Class H–REGS(d)	144,000	102,195
		2,266,525

Packaged Foods & Meats–3.75%
Qinqin Foodstuffs Group (Cayman) Co. Ltd.(c)	55,600	14,824
Tingyi (Cayman Islands) Holding Corp.	1,440,000	2,274,855
Uni-President China Holdings Ltd.	1,548,000	1,293,737
		3,583,416

Personal Products–3.78%
Hengan International Group Co. Ltd.	366,500	3,612,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Greater China Fund

	Shares	Value
Pharmaceuticals–2.20%
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd.–Class H	128,000	$70,044
Sino Biopharmaceutical Ltd.	1,744,000	2,036,537
		2,106,581

Restaurants–1.90%
Ajisen (China) Holdings Ltd. (Hong Kong)	2,540,000	1,191,632
Café de Coral Holdings Ltd. (Hong Kong)	100,000	308,141
Xiabuxiabu Catering Management China Holdings Co. Ltd.–REGS(d)	217,000	316,541
		1,816,314

Semiconductors–4.53%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	536,000	4,328,864

	Shares	Value
Steel–1.02%
Baoshan Iron & Steel Co., Ltd.–Class A(c)	840,698	$973,516

Tires & Rubber–0.92%
Cheng Shin Rubber Industry Co., Ltd. (Taiwan)	447,000	882,345

Wireless Telecommunication Services–6.60%
China Mobile Ltd.	564,000	5,664,291
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	521,500	649,084
		6,313,375
TOTAL INVESTMENTS IN SECURITIES–99.97% (Cost $76,360,489)		95,621,778
OTHER ASSETS LESS LIABILITIES–0.03%		29,610
NET ASSETS–100.00%		$95,651,388

Investment Abbreviations:

ADR	– American Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $418,736, which represented less than 1% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Greater China Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $76,360,489)	$95,621,778
Receivable for:
Fund shares sold	107,855
Dividends	118,063
Investment for trustee deferred compensation and retirement plans	54,776
Other assets	30,653
Total assets	95,933,125

Liabilities:
Payable for:
Fund shares reacquired	16,942
Amount due custodian	69,193
Accrued fees to affiliates	66,444
Accrued trustees’ and officers’ fees and benefits	2,192
Accrued other operating expenses	66,569
Trustee deferred compensation and retirement plans	60,397
Total liabilities	281,737
Net assets applicable to shares outstanding	$95,651,388

Net assets consist of:
Shares of beneficial interest	$76,555,511
Undistributed net investment income	(21,973)
Undistributed net realized gain (loss)	(143,414)
Net unrealized appreciation	19,261,264
$95,651,388

Net Assets:
Class A	$69,843,091
Class B	$763,947
Class C	$13,421,987
Class Y	$11,443,635
Class R5	$71,733
Class R6	$106,995

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,375,699
Class B	26,804
Class C	471,768
Class Y	388,731
Class R5	2,435
Class R6	3,633
Class A:
Net asset value per share	$29.40
Maximum offering price per share
(Net asset value of $29.40 ÷ 94.50%)	$31.11
Class B:
Net asset value and offering price per share	$28.50
Class C:
Net asset value and offering price per share	$28.45
Class Y:
Net asset value and offering price per share	$29.44
Class R5:
Net asset value and offering price per share	$29.46
Class R6:
Net asset value and offering price per share	$29.45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Greater China Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $146,156)	$1,628,575
Dividends from affiliated money market funds	10,310
Total investment income	1,638,885

Expenses:
Advisory fees	713,091
Administrative services fees	50,000
Custodian fees	71,604
Distribution fees:
Class A	141,309
Class B	10,122
Class C	118,406
Transfer agent fees — A, B, C and Y	220,950
Transfer agent fees — R5	60
Transfer agent fees — R6	12
Trustees’ and officers’ fees and benefits	21,764
Registration and filing fees	79,384
Reports to shareholders	54,907
Professional services fees	60,940
Other	14,988
Total expenses	1,557,537
Less: Fees waived and expense offset arrangement(s)	(4,708)
Net expenses	1,552,829
Net investment income	86,056

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	3,545,342
Foreign currencies	(37,170)
3,508,172
Change in net unrealized appreciation (depreciation) of:
Investment securities	18,738,836
Foreign currencies	(162)
18,738,674
Net realized and unrealized gain	22,246,846
Net increase in net assets resulting from operations	$22,332,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Greater China Fund

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$86,056	$419,905
Net realized gain (loss)	3,508,172	(228,375)
Change in net unrealized appreciation	18,738,674	3,807,846
Net increase in net assets resulting from operations	22,332,902	3,999,376

Distributions to shareholders from net investment income:
Class A	(354,279)	(545,985)
Class B	—	(3,961)
Class C	—	(23,094)
Class Y	(45,730)	(47,018)
Class R5	(619)	(1,312)
Total distributions from net investment income	(400,628)	(621,370)

Share transactions–net:
Class A	1,136,916	(3,173,106)
Class B	(720,092)	(1,402,208)
Class C	(1,792,194)	(2,541,266)
Class Y	4,144,381	1,472,686
Class R5	243	(21,707)
Class R6	104,144	—
Net increase (decrease) in net assets resulting from share transactions	2,873,398	(5,665,601)
Net increase (decrease) in net assets	24,805,672	(2,287,595)

Net assets:
Beginning of year	70,845,716	73,133,311
End of year (includes undistributed net investment income of $(21,973) and $327,427, respectively)	$95,651,388	$70,845,716

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Greater China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Effective April 4, 2017, the Fund began offering Class R6 shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based

14                         Invesco Greater China Fund

on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among

15                         Invesco Greater China Fund

the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16                         Invesco Greater China Fund

K.	Other Risks — Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $1,381.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $18,874 in

17                         Invesco Greater China Fund

front-end sales commissions from the sale of Class A shares and $9 and $458 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were transfers from Level 1 to Level 2 of $14,454,611 and from Level 2 to Level 1 of $8,452,091, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$61,182,326	$34,439,452	$—	$95,621,778

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,327.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Greater China Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$400,628	$621,370

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$456,196
Net unrealized appreciation — investments	18,694,927
Net unrealized appreciation (depreciation) — foreign currencies	(25)
Temporary book/tax differences	(55,221)
Shares of beneficial interest	76,555,511
Total net assets	$95,651,388

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and the treatment of passive foreign investments companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2017.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $44,540,951 and $41,713,820, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$22,883,194
Aggregate unrealized (depreciation) of investments	(4,188,267)
Net unrealized appreciation of investments	$18,694,927

Cost of investments for tax purposes is $76,926,851.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on October 31, 2017, undistributed net investment income was decreased by $34,828, undistributed net realized gain (loss) was increased by $7,935,395 and shares of beneficial interest was decreased by $7,900,567. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Greater China Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	569,913	$14,502,235	249,846	$5,170,461
Class B	1,033	23,318	838	16,774
Class C	45,152	1,130,270	41,490	846,424
Class Y	346,947	8,827,823	337,898	6,881,781
Class R5	—	—	2,145	43,338
Class R6(b)	3,633	104,144	—	—

Issued as reinvestment of dividends:
Class A	15,781	339,129	26,127	514,692
Class B	—	—	196	3,776
Class C	—	—	1,066	20,460
Class Y	1,898	40,746	2,144	42,201
Class R5	20	432	55	1,072

Automatic conversion of Class B shares to Class A shares:
Class A	21,353	537,044	50,077	1,019,667
Class B	(21,965)	(537,044)	(51,484)	(1,019,667)

Reacquired:
Class A	(592,344)	(14,241,492)	(481,297)	(9,877,926)
Class B	(8,760)	(206,366)	(20,343)	(403,091)
Class C	(125,409)	(2,922,464)	(173,247)	(3,408,150)
Class Y	(194,454)	(4,724,188)	(268,901)	(5,451,296)
Class R5	(8)	(189)	(3,336)	(66,117)
Net increase (decrease) in share activity	62,790	$2,873,398	(286,726)	$(5,665,601)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

20                         Invesco Greater China Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$22.23	$0.05	$7.27	$7.32	$(0.15)	$29.40	33.19%	$69,843	1.93	%(d)	1.93	%(d)	0.22	%(d)	56%
Year ended 10/31/16	21.10	0.15	1.20	1.35	(0.22)	22.23	6.51	52,479	1.93		1.93		0.74		52
Year ended 10/31/15	19.93	0.18	1.08	1.26	(0.09)	21.10	6.36	53,087	1.88		1.88		0.85		130
Year ended 10/31/14	20.31	(0.03)	(0.13)	(0.16)	(0.22)	19.93	(0.87)	62,957	1.85		1.85		(0.15)		124
Year ended 10/31/13	17.90	0.09	2.44	2.53	(0.12)	20.31	14.18	76,691	1.78		1.78		0.50		148
Class B
Year ended 10/31/17	21.56	(0.13)	7.07	6.94	—	28.50	32.19	764	2.68	(d)	2.68	(d)	(0.53	)(d)	56
Year ended 10/31/16	20.43	(0.00)	1.16	1.16	(0.03)	21.56	5.72	1,218	2.68		2.68		(0.01)		52
Year ended 10/31/15	19.35	0.02	1.06	1.08	—	20.43	5.58	2,600	2.63		2.63		0.10		130
Year ended 10/31/14	19.71	(0.18)	(0.14)	(0.32)	(0.04)	19.35	(1.61)	5,303	2.60		2.60		(0.90)		124
Year ended 10/31/13	17.39	(0.05)	2.37	2.32	—	19.71	13.34	7,411	2.53		2.53		(0.25)		148
Class C
Year ended 10/31/17	21.52	(0.13)	7.06	6.93	—	28.45	32.20	13,422	2.68	(d)	2.68	(d)	(0.53	)(d)	56
Year ended 10/31/16	20.39	(0.00)	1.16	1.16	(0.03)	21.52	5.73	11,879	2.68		2.68		(0.01)		52
Year ended 10/31/15	19.32	0.02	1.05	1.07	—	20.39	5.54	13,922	2.63		2.63		0.10		130
Year ended 10/31/14	19.68	(0.18)	(0.14)	(0.32)	(0.04)	19.32	(1.62)	15,978	2.60		2.60		(0.90)		124
Year ended 10/31/13	17.36	(0.05)	2.37	2.32	—	19.68	13.36	21,366	2.53		2.53		(0.25)		148
Class Y
Year ended 10/31/17	22.26	0.12	7.27	7.39	(0.21)	29.44	33.53	11,444	1.68	(d)	1.68	(d)	0.47	(d)	56
Year ended 10/31/16	21.14	0.21	1.19	1.40	(0.28)	22.26	6.77	5,216	1.68		1.68		0.99		52
Year ended 10/31/15	19.98	0.23	1.08	1.31	(0.15)	21.14	6.62	3,449	1.63		1.63		1.10		130
Year ended 10/31/14	20.36	0.02	(0.13)	(0.11)	(0.27)	19.98	(0.62)	4,494	1.60		1.60		0.10		124
Year ended 10/31/13	17.95	0.14	2.44	2.58	(0.17)	20.36	14.43	4,531	1.53		1.53		0.75		148
Class R5
Year ended 10/31/17	22.28	0.16	7.28	7.44	(0.26)	29.46	33.80	72	1.50	(d)	1.50	(d)	0.65	(d)	56
Year ended 10/31/16	21.17	0.25	1.19	1.44	(0.33)	22.28	7.00	54	1.45		1.45		1.22		52
Year ended 10/31/15	20.01	0.28	1.08	1.36	(0.20)	21.17	6.88	75	1.41		1.41		1.32		130
Year ended 10/31/14	20.38	0.06	(0.14)	(0.08)	(0.29)	20.01	(0.46)	104	1.39		1.39		0.31		124
Year ended 10/31/13	17.97	0.18	2.45	2.63	(0.22)	20.38	14.71	411	1.33		1.33		0.95		148
Class R6
Year ended 10/31/17(e)	23.28	0.25	5.92	6.17	—	29.45	26.50	107	1.47	(d)(f)	1.47	(d)(f)	0.68	(d)(f)	56

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $56,524, $1,012, $11,841, $6,818, $60, and $20 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of April 4, 2017 for Class R6 shares.
(f)	Annualized.

Note 12—Subsequent Event

On December 1, 2017, the Fund’s Board of Trustees approved the early conversion of the remaining assets in the Fund’s Class B shares into Class A shares to occur on or about January 26, 2018. At the close of business on or about January 26, 2018, (the “Conversion Date”) all outstanding Class B shares of the Fund will be converted to Class A shares of the Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Once the conversion is completed, Class B shares will be closed and become inactive. No contingent deferred sales charges will be payable in connection with this early conversion. The conversion of the Fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser.

21                         Invesco Greater China Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Greater China Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Greater China Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

22                         Invesco Greater China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,224.00	$10.48	$1,015.78	$9.50	1.87%
B	1,000.00	1,219.50	14.66	1,012.00	13.29	2.62
C	1,000.00	1,219.50	14.66	1,012.00	13.29	2.62
Y	1,000.00	1,225.60	9.09	1,017.04	8.24	1.62
R5	1,000.00	1,227.00	8.20	1,017.85	7.43	1.46
R6	1,000.00	1,226.60	8.19	1,017.85	7.43	1.46

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Greater China Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Greater China Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper China Region Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term

24                         Invesco Greater China Fund

“contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board also noted that the Fund’s rate was below rate of two off-shore funds advised by Invesco Advisers.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco

Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the

Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                         Invesco Greater China Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	95.46%
Corporate Dividends Received Deduction*	0.06%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Greater China Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Greater China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Greater China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Greater China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Greater China Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	CHI-AR-1	12122017	0940

Invesco

Annual Report to Shareholders | October 31, 2017

Invesco Long/Short Equity Fund

Nasdaq:
A: LSQAX ■ C: LSQCX ■ R: LSQRX ■ Y: LSQYX ■ R5: LSQFX ■ R6: LSQSX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
15 Financial Statements
18 Notes to Financial Statements
25 Financial Highlights
26 Auditor's Report
27 Fund Expenses
28 Approval of Investment Advisory and Sub-Advisory Contracts
30 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European

Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                              Invesco Long/Short Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                              Invesco Long/Short Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Long/Short Equity Fund (the Fund), at net asset value (NAV), outperformed the S&P 500 Index and the Citi US Three-Month Treasury Bill Index, the Fund’s broad market and style-specific benchmarks, respectively.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	26.62%
Class C Shares	25.65
Class R Shares	26.37
Class Y Shares	26.85
Class R5 Shares	27.07
Class R6 Shares	27.17
S&P 500 Index▼ (Broad Market Index)	23.63
Citi US Three-Month Treasury Bill Index▼ (Style-Specific Index)	0.71
Lipper Alternative Long/Short Equity Funds Index∎ (Peer Group Index)	9.01
Source(s):▼Factset Research Systems Inc., ∎Lipper Inc.

Market conditions and your Fund

Despite highly destructive hurricanes that threatened to derail a years-long recovery, the US economy continued to expand throughout the fiscal year ended October 31, 2017. Gross domestic product (GDP) – the value of all goods and services produced in the US – grew by 1.8% in the fourth quarter of 2016, and by 1.2% in the first quarter and 3.1% in the second quarter of 2017.1 Inflation remained subdued even as the labor market continued to strengthen.

    Unemployment continued its multi-year decline, hitting just 4.2% in September – a 16-year low.2

    Given signs of an improving economy, the US Federal Reserve (the Fed) raised interest rates three times during the reporting period, most recently in June 2017.3 The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.00% to 1.25% – up 75 basis points for the reporting period.3 (A basis point is 0.01%.)

    Despite the Fed’s actions, major US stock market indexes repeatedly hit all-time highs throughout the reporting period. The stock market rally began immediately following the outcome of the US presidential election in November 2016, based on investors’ hopes for reduced regulation, lowered corporate and personal tax rates and increased infrastructures pending. The stock market rally continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence – even as the prospect for health care and tax reform faded somewhat.

    As part of our investment process, we evaluate fundamental and behavioral factors to forecast individual securities’ returns and risks and rank these securities based on their attractiveness relative to industry peers. The Fund generally maintains a net long bias and implements its strategy by purchasing what we consider to be highly-ranked stocks as long positions, and selling short what we consider to be poorly-ranked stocks within their respective industries. The Fund seeks to add value primarily from stock selection and secondarily by dynamically changing the level of its beta, or market exposure based upon predicted levels of risk in the equity markets. Additionally, the Fund’s net long market position may result in net

Total Net Assets	$73.8 million

Data presented here are as of October 31, 2017.

Portfolio Composition
By sector, based on total net assets
	Equity Securities
	Long[1]	Short[2]	Gross Exposure[3]	Net Exposure[4]
Financials	33.0%	15.7%	48.7%	17.3%
Health Care	32.7	7.0	39.7	25.7
Consumer Discretionary	30.7	27.5	58.2	3.2
Information Technology	28.2	7.1	35.3	21.1
Energy	17.3	9.5	26.8	7.8
Industrials	16.3	19.5	35.8	-3.2
Materials	11.3	6.4	17.7	4.9
Real Estate	9.9	3.8	13.7	6.1
Utilities	7.5	–	7.5	7.5
Consumer Staples	6.3	2.9	9.2	3.4
Telecommunication Services	0.5	–	0.5	0.5
Money Market Funds Plus Other Assets Less Liabilities	5.7	–	5.7	5.7
Total	199.4	99.4	298.8	100.0

1	Represents the value of equity securities in the portfolio and the equity securities underlying the Fund’s equity long portfolio swap.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

4                              Invesco Long/Short Equity Fund

long/net short exposure in sectors where there is an imbalance between highly-ranked and poorly-ranked stocks. In a long/short construct, a positive spread between the top-and bottom-ranked stocks (long and short candidates for the portfolio), plus a return from market/sector exposure, is intended to result in the Fund achieving attractive risk-adjusted performance relative to its broad market benchmark over a full market cycle.

    During the fiscal year, Fund performance relative to the broad market benchmark benefited most from a positive long/short spread in eight of 11 sectors with both long and short holdings adding value. Relative Fund performance was led by stock selection in the information technology (IT), financials and industrials sectors. Stock selection in the energy and materials sectors detracted from the Fund’s absolute and relative performance for the reporting period.

    The top-contributing sector to Fund performance was the financials sector. Within this sector, the Fund benefited from a meaningful net long allocation and positive results from long holdings in the banking and diversified financials industries. The Fund also benefited from a net long allocation in the IT sector and stock selection in the semiconductor industry. Long holdings within the industrials sector, specifically the capital goods industry, also contributed to Fund performance for the reporting period.

    Holdings within the energy sector, particularly the long positions in the oil and gas exploration and production industry, performed poorly during the reporting period. Within the materials sector, both long and short holdings underperformed our expectations and detracted from Fund returns.

    At the end of the reporting period, the Fund’s largest net long sector allocations were in the health care, financials and IT sectors. The Fund did not have any sectors with net short positions.

    Please note that the Fund may utilize derivative instruments that include equity total return swaps and futures contracts. During the reporting period, the Fund utilized equity total return swaps to efficiently implement its strategy, but did not use futures contracts. The implementation impact of using equity total return swaps is a component of transaction costs. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Long/Short Equity Fund.

1	Source: Bureau of Economic Analysis
2	Sources: Bureau of Labor Statistics, Bloomberg
3	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined
Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined
Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined
Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined
Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Donna Chapman Wilson Portfolio Manager and Director of Portfolio Management, is manager of Invesco Long/Short Equity Fund. She joined
Invesco in 1997. Ms. Chapman Wilson earned a BA in economics from Hampton University and an MBA in finance from the Wharton School of the University of Pennsylvania.

5                              Invesco Long/Short Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Citi US Three-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The Lipper Alternative Long/Short Equity Funds Index is an unmanaged index considered representative of alternative long/short equity funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for share holder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                              Invesco Long/Short Equity Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	7.47%
1 Year	19.64

Class C Shares
Inception (12/19/13)	8.25%
1 Year	24.65

Class R Shares
Inception (12/19/13)	8.80%
1 Year	26.37

Class Y Shares
Inception (12/19/13)	9.34%
1 Year	26.85

Class R5 Shares
Inception (12/19/13)	9.36%
1 Year	27.07

Class R6 Shares
Inception (12/19/13)	9.38%
1 Year	27.17

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.59%, 2.34%, 1.84%, 1.34%, 1.26% and 1.26%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.65%, 2.40%, 1.90%, 1.40%, 1.28% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	6.57%
1 Year	14.56

Class C Shares
Inception (12/19/13)	7.36%
1 Year	19.26

Class R Shares
Inception (12/19/13)	7.91%
1 Year	20.93

Class Y Shares
Inception (12/19/13)	8.45%
1 Year	21.49

Class R5 Shares
Inception (12/19/13)	8.47%
1 Year	21.58

Class R6 Shares
Inception (12/19/13)	8.47%
1 Year	21.58

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7                              Invesco Long/Short Equity Fund

Invesco Long/Short Equity Fund’s investment objective is to seek long-term capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through inter-mediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the
∎	Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategies.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There is no guarantee that the Fund’s mixture of long and short positions or the portfolio manager’s stock selection process will produce a portfolio with reduced exposure to stock market risk. In addition, the Fund’s long/short investment strategy may cause the Fund to underperform the broader equity markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                              Invesco Long/Short Equity Fund

Schedule of Investments(a)

October 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–94.32%
Aerospace & Defense–1.59%
Spirit AeroSystems Holdings, Inc.–Class A	14,650	$1,173,465

Agricultural Products–0.26%
Bunge Ltd.	2,750	189,145

Apparel Retail–1.71%
Gap, Inc. (The)	48,600	1,263,114

Apparel, Accessories & Luxury Goods–3.39%
PVH Corp.	11,150	1,413,931
Ralph Lauren Corp.	12,150	1,086,575
		2,500,506

Application Software–3.16%
ANSYS, Inc.(b)	6,650	909,121
Cadence Design Systems, Inc.(b)	33,000	1,424,280
		2,333,401

Auto Parts & Equipment–3.16%
BorgWarner, Inc.	25,300	1,333,816
Lear Corp.	5,700	1,000,863
		2,334,679

Biotechnology–3.28%
United Therapeutics Corp.(b)	8,650	1,025,804
Vertex Pharmaceuticals, Inc.(b)	9,550	1,396,496
		2,422,300

Building Products–1.78%
Owens Corning	15,900	1,314,771

Cable & Satellite–0.26%
Liberty Global PLC–Series C (United Kingdom)(b)	6,300	188,307

Communications Equipment–1.33%
Juniper Networks, Inc.	39,500	980,785

Computer & Electronics Retail–0.16%
Best Buy Co., Inc.	2,050	114,759

Construction Machinery & Heavy Trucks–2.98%
Allison Transmission Holdings, Inc.	34,200	1,453,158
Cummins Inc.	4,200	742,896
		2,196,054

Consumer Electronics–1.50%
Garmin Ltd.	19,600	1,109,556

Consumer Finance–1.86%
Ally Financial Inc.	52,600	1,374,438

Copper–0.22%
Freeport-McMoRan Inc.(b)	11,550	161,469

Department Stores–3.03%
Kohl’s Corp.	30,550	1,275,768
Macy’s, Inc.	51,400	964,264
		2,240,032

	Shares	Value
Diversified Chemicals–1.63%
Eastman Chemical Co.	13,250	$1,203,233

Diversified Metals & Mining–1.61%
Teck Resources Ltd.–Class B (Canada)	58,250	1,190,630

Electric Utilities–0.45%
Entergy Corp.	3,820	329,513

Electrical Components & Equipment–0.50%
Rockwell Automation, Inc.	1,850	371,517

Gold–0.32%
Barrick Gold Corp. (Canada)	3,350	48,408
Newmont Mining Corp.	5,150	186,224
		234,632

Health Care Distributors–0.14%
McKesson Corp.	750	103,410

Health Care Equipment–1.19%
IDEXX Laboratories, Inc.(b)	5,300	880,701

Health Care Services–1.38%
DaVita Inc.(b)	16,800	1,020,432

Health Care Supplies–1.50%
Cooper Cos., Inc. (The)	4,600	1,105,196

Homebuilding–3.90%
NVR, Inc.(b)	450	1,476,616
Toll Brothers, Inc.	30,450	1,401,918
		2,878,534

Hotel and Resort REIT’s–0.13%
Host Hotels & Resorts Inc.	5,050	98,778

Human Resource & Employment Services–1.95%
ManpowerGroup Inc.	11,700	1,442,376

Independent Power Producers & Energy Traders–1.96%
NRG Energy, Inc.	58,000	1,450,000

Internet & Direct Marketing Retail–3.05%
Liberty Interactive Corp. QVC Group–Class A(b)	48,250	1,096,240
Liberty Ventures–Series A(b)	20,250	1,153,440
		2,249,680

Internet Software & Services–3.10%
IAC/InterActiveCorp.(b)	6,800	877,540
VeriSign, Inc.(b)	13,150	1,413,888
		2,291,428

Investment Banking & Brokerage–0.14%
E*TRADE Financial Corp.(b)	2,350	102,437

IT Consulting & Other Services–0.05%
Teradata Corp.(b)	1,200	40,140

Life & Health Insurance–3.16%
Lincoln National Corp.	16,350	1,239,003
Unum Group	21,050	1,095,442
		2,334,445

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Long/Short Equity Fund

	Shares	Value
Managed Health Care–1.78%
WellCare Health Plans Inc.(b)	6,650	$1,314,971

Multi-Utilities–0.42%
CenterPoint Energy, Inc.	10,600	313,548

Oil & Gas Exploration & Production–5.30%
ConocoPhillips	14,500	741,675
Devon Energy Corp.	10,650	392,985
Marathon Oil Corp.	102,550	1,458,261
Murphy Oil Corp.	49,250	1,317,437
		3,910,358

Oil & Gas Refining & Marketing–1.52%
HollyFrontier Corp.	30,450	1,125,128

Oil & Gas Storage & Transportation–1.25%
Williams Cos., Inc. (The)	32,300	920,550

Packaged Foods & Meats–1.45%
Conagra Brands, Inc.	10,600	362,096
Pilgrim’s Pride Corp.(b)	22,350	710,283
		1,072,379

Property & Casualty Insurance–0.23%
CNA Financial Corp.	3,150	170,510

Regional Banks–8.46%
Citizens Financial Group, Inc.	34,950	1,328,449
Comerica Inc.	14,950	1,174,622
East West BanCorp., Inc.	19,250	1,151,920
Regions Financial Corp.	87,200	1,349,856
SunTrust Banks, Inc.	20,600	1,240,326
		6,245,173

Residential REIT’s–3.18%
Equity Lifestyle Properties, Inc.	13,300	1,176,784
Essex Property Trust, Inc.	4,450	1,167,813
		2,344,597

Semiconductor Equipment–1.84%
KLA-Tencor Corp.	12,500	1,361,125

	Shares	Value
Semiconductors–1.76%
Marvell Technology Group Ltd. (Bermuda)	70,200	$1,296,594

Specialized Consumer Services–1.56%
H&R Block, Inc.	46,550	1,151,647

Specialized REIT’s–1.65%
American Tower Corp.	7,200	1,034,424
Four Corners Property Trust, Inc.	7,400	182,632
		1,217,056

Specialty Stores–0.46%
Tiffany & Co.	3,600	337,032

Systems Software–2.10%
Dell Technologies Inc.–Class V(b)	13,150	1,088,426
Red Hat, Inc.(b)	3,800	459,154
		1,547,580

Technology Hardware, Storage & Peripherals–3.56%
HP Inc.	66,900	1,441,695
Xerox Corp.	39,150	1,186,636
		2,628,331

Trading Companies & Distributors–1.45%
United Rentals, Inc.(b)	7,550	1,068,174

Wireless Telecommunication Services–0.52%
Rogers Communications, Inc.–Class B (Canada)	7,400	384,060
Total Common Stocks & Other Equity Interests (Cost $60,313,933)		69,632,676

Money Market Funds–4.32%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(c)	1,914,340	1,914,340
Invesco Treasury Portfolio–Institutional Class, 0.94%(c)	1,276,227	1,276,227
Total Money Market Funds (Cost $3,190,567)		3,190,567
TOTAL INVESTMENTS IN SECURITIES–98.64% (Cost $63,504,500)		72,823,243
OTHER ASSETS LESS LIABILITIES–1.36%		1,001,779
NET ASSETS–100.00%		$73,825,022

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Maturity Dates	Floating Rate Index(1)	Payment Frequency	Notional Amount	Upfront Payments Paid (Received)	Value		Unrealized Appreciation (Depreciation)		Net Value of Reference Entities
Equity Securities — Long	Morgan Stanley & Co. LLC	12/21/2017	Federal Funds floating rate	Monthly	$74,007,762	$—	$(300,992	)(2)	$(300,992	)(2)	$73,673,336
Equity Securities — Short	Morgan Stanley & Co. LLC	12/21/2017	Federal Funds floating rate	Monthly	(73,782,640)	—	610,240	(3)	610,240	(3)	(73,161,244)
Total Return Swap Agreements — Equity Risk					$225,122	$—	$309,248		$309,248		$512,092

(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $33,434 of dividends receivable and financing fees related to the reference entities.
(3)	Amount includes $(11,156) of dividends payable and financing fees related to the reference entities.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of October 31, 2017.

	Shares	Value	Percentage of Reference Entities
Equity Securities — Long–100.00%
Aerospace & Defense–2.36%
Boeing Co. (The)	5,650	$1,457,587	2.00
Spirit AeroSystems Holdings, Inc.–Class A	3,350	268,335	0.36
		1,725,922	2.36

Agricultural Products–1.17%
Bunge Ltd.	12,150	835,677	1.17

Apparel, Accessories & Luxury Goods–0.04%
PVH Corp.	250	31,703	0.04

Asset Management & Custody Banks–5.06%
Ameriprise Financial Inc.	8,600	1,346,244	1.79
Franklin Resources Inc.	24,850	1,046,930	1.50
State Street Corp.	13,600	1,251,200	1.77
		3,644,374	5.06

Auto Parts & Equipment–0.62%
Lear Corp.	2,650	465,314	0.62

Biotechnology–12.32%
AbbVie Inc.	15,650	1,412,412	2.00
Alexion Pharmaceuticals Inc.	8,550	1,023,093	1.56
Amgen Inc.	7,150	1,252,823	1.75
Biogen Inc.	4,140	1,290,272	1.84
Bioverativ Inc.	2,030	114,695	0.16
Celgene Corp.	11,250	1,135,912	1.78
Gilead Sciences, Inc.	16,900	1,266,824	1.83
Regeneron Pharmaceuticals, Inc.	2,400	966,288	1.40
		8,462,319	12.32

Cable & Satellite–1.27%
Liberty Global PLC (United Kingdom)–Class C	30,950	925,096	1.27

Commodity Chemicals–1.49%
LyondellBasell Industries N.V.–Class A	11,150	1,154,360	1.49

Communications Equipment–0.02%
Juniper Networks, Inc.	700	17,381	0.02

Computer & Electronics Retail–1.65%
Best Buy Co., Inc.	21,800	1,220,364	1.65

Construction Machinery & Heavy Trucks–0.76%
Cummins Inc.	3,150	557,172	0.76

Consumer Electronics–0.03%
Garmin Ltd.	350	19,814	0.03

Copper–1.64%
Freeport-McMoRan Inc.	81,800	1,143,564	1.64

	Shares	Value	Percentage of Reference Entities
Department Stores–0.05%
Macy’s Inc.	1,850	$34,706	0.05

Diversified Banks–8.49%
Bank of America Corp.	52,850	1,447,561	1.94
Bank of Montreal (Canada)	4,950	379,219	0.52
Bank of Nova Scotia (The) (Canada)	19,250	1,242,010	1.67
Canadian Imperial Bank of Commerce (Canada)	7,900	695,595	0.95
Citigroup Inc.	19,500	1,433,250	1.94
Toronto-Dominion Bank (The) (Canada)	19,250	1,094,363	1.47
		6,291,998	8.49

Electric Utilities–3.39%
Entergy Corp.	180	15,527	0.02
Exelon Corp.	31,550	1,268,625	1.69
FirstEnergy Corp.	35,650	1,174,667	1.55
Fortis Inc. (Canada)	2,550	93,916	0.13
		2,552,735	3.39

Electrical Components & Equipment–1.27%
Rockwell Automation Inc.	5,000	1,004,100	1.27

Fertilizers & Agricultural Chemicals–1.69%
FMC Corp.	13,250	1,230,395	1.69

General Merchandise Stores–1.69%
Target Corp.	20,000	1,180,800	1.69

Gold–2.97%
Barrick Gold Corp. (Canada)	69,900	1,010,055	1.53
Newmont Mining Corp.	28,600	1,034,176	1.44
		2,044,231	2.97

Health Care Distributors–1.48%
McKesson Corp.	7,400	1,020,312	1.48

Health Care Equipment–2.05%
Baxter International Inc.	22,350	1,440,904	1.94
IDEXX Laboratories Inc.	500	83,085	0.11
		1,523,989	2.05

Hotel and Resort REIT’s–1.50%
Host Hotels & Resorts Inc.	57,500	1,124,700	1.50

Hotels, Resorts & Cruise Lines–3.20%
Hilton Worldwide Holdings Inc.	17,700	1,279,356	1.68
Royal Caribbean Cruises Ltd.	9,250	1,144,873	1.52
		2,424,229	3.20

Hypermarkets & Super Centers–1.89%
Wal-Mart Stores Inc.	15,800	1,379,498	1.89

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Industrial REIT’s–1.56%
Prologis Inc.	17,900	$1,155,982	1.56

Integrated Oil & Gas–1.50%
Suncor Energy, Inc. (Canada)	32,700	1,110,492	1.50

Internet Software & Services–2.20%
eBay Inc.	30,000	1,129,200	1.50
IAC/InterActiveCorp.	4,200	542,010	0.70
		1,671,210	2.20

Investment Banking & Brokerage–1.44%
E*TRADE Financial Corp.	24,900	1,085,391	1.44

IT Consulting & Other Services–0.42%
Teradata Corp.	9,700	324,465	0.42

Life & Health Insurance–1.79%
Aflac Inc.	15,450	1,296,100	1.76
Lincoln National Corp.	300	22,734	0.03
		1,318,834	1.79

Managed Health Care–8.36%
Anthem Inc.	6,200	1,297,102	1.64
Centene Corp.	11,550	1,081,888	1.53
Cigna Corp.	6,750	1,331,235	1.76
Humana Inc.	4,700	1,200,145	1.56
UnitedHealth Group Inc.	6,700	1,408,474	1.87
		6,318,844	8.36

Multi-Utilities–1.24%
CenterPoint Energy Inc.	30,900	914,022	1.24

Oil & Gas Equipment & Services–1.65%
Halliburton Co.	28,850	1,233,049	1.65

Oil & Gas Exploration & Production–3.61%
Canadian Natural Resources Ltd. (Canada)	36,650	1,279,085	1.61
ConocoPhillips	11,500	588,225	0.78
Devon Energy Corp.	26,150	964,935	1.22
		2,832,245	3.61

Oil & Gas Refining & Marketing–1.95%
Valero Energy Corp.	18,600	1,467,354	1.95

	Shares	Value	Percentage of Reference Entities
Oil & Gas Storage & Transportation–0.26%
Williams Cos, Inc. (The)	6,600	$188,100	0.26

Packaged Foods & Meats–1.63%
Conagra Brands, Inc.	23,500	802,760	1.09
Pilgrim’s Pride Corp.	13,000	413,140	0.54
		1,215,900	1.63

Property & Casualty Insurance–2.24%
CNA Financial Corp.	10,050	544,006	0.68
Progressive Corp. (The)	23,650	1,150,573	1.56
		1,694,579	2.24

Railroads–1.64%
Norfolk Southern Corp.	9,200	1,209,064	1.64

Regional Banks–0.22%
Citizens Financial Group Inc.	650	24,706	0.03
Comerica Inc.	1,200	94,284	0.13
Regions Financial Corp.	1,550	23,994	0.03
SunTrust Banks, Inc.	350	21,074	0.03
		164,058	0.22

Semiconductor Equipment–3.97%
Applied Materials, Inc.	25,900	1,461,537	1.97
KLA-Tencor Corp.	250	27,223	0.04
Lam Research Corp.	7,050	1,470,419	1.96
		2,959,179	3.97

Semiconductors–2.02%
Micron Technology, Inc.	35,950	1,592,945	2.02

Specialized REIT’s–1.83%
American Tower Corp.	1,650	237,055	0.31
SBA Communications Corp.	7,600	1,194,568	1.52
		1,431,623	1.83

Systems Software–0.87%
Red Hat Inc.	5,350	646,441	0.87

Technology Hardware, Storage & Peripherals–1.50%
HP Inc.	1,450	31,248	0.04
Western Digital Corp.	12,250	1,093,558	1.46
		1,124,806	1.50
Total Equity Securities — Long		$73,673,336	100.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Equity Securities — Short–(100.00)%
Advertising–(1.47)%
Interpublic Group of Cos Inc. (The)	(56,000)	$(1,078,000)	(1.47)

Aerospace & Defense–(1.41)%
TransDigm Group Inc.	(3,900)	(1,082,250)	(1.41)

Air Freight & Logistics–(2.92)%
CH Robinson Worldwide Inc.	(13,800)	(1,083,714)	(1.47)
FedEx Corp.	(4,750)	(1,072,597)	(1.45)
		(2,156,311)	(2.92)

Apparel Retail–(1.43)%
L Brands Inc.	(24,650)	(1,060,936)	(1.43)

Apparel, Accessories & Luxury Goods–(3.09)%
Lululemon Athletica Inc.	(17,450)	(1,073,349)	(1.51)
Under Armour, Inc.–Class A	(10,650)	(133,338)	(0.24)
Under Armour, Inc.–Class C	(64,950)	(748,874)	(1.34)
		(1,955,561)	(3.09)

Application Software–(4.31)%
Splunk Inc.	(16,100)	(1,083,530)	(1.40)
Tyler Technologies, Inc.	(6,050)	(1,072,605)	(1.46)
Ultimate Software Group Inc. (The)	(5,550)	(1,124,375)	(1.45)
		(3,280,510)	(4.31)

Asset Management & Custody Banks–(1.49)%
Brookfield Asset Management Inc. (Canada)–Class A	(25,800)	(1,082,052)	(1.49)

Automobile Manufacturers–(1.56)%
Tesla, Inc.	(3,420)	(1,133,833)	(1.56)

Automotive Retail–(5.80)%
Advance Auto Parts, Inc.	(13,450)	(1,099,403)	(1.55)
AutoNation Inc.	(22,400)	(1,061,760)	(1.39)
AutoZone Inc.	(1,840)	(1,084,680)	(1.47)
OReilly Automotive Inc.	(5,000)	(1,054,750)	(1.39)
		(4,300,593)	(5.80)

Biotechnology–(2.94)%
Seattle Genetics Inc.	(17,550)	(1,075,991)	(1.48)
TESARO, Inc.	(9,500)	(1,099,815)	(1.46)
		(2,175,806)	(2.94)

Brewers–(1.42)%
Molson Coors Brewing Co.–Class B	(12,500)	(1,010,875)	(1.42)

Building Products–(1.46)%
Johnson Controls International plc	(25,950)	(1,074,070)	(1.46)

Communications Equipment–(1.29)%
Palo Alto Networks, Inc.	(6,400)	(942,080)	(1.29)

Construction Machinery & Heavy Trucks–(1.48)%
Wabtec Corp./DE	(14,350)	(1,097,775)	(1.48)

	Shares	Value	Percentage of Reference Entities
Construction Materials–(2.91)%
Martin Marietta Materials, Inc.	(5,050)	$(1,095,093)	(1.46)
Vulcan Materials Co.	(8,850)	(1,077,488)	(1.45)
		(2,172,581)	(2.91)

Data Processing & Outsourced Services–(0.09)%
Sabre Corp.	(3,650)	(71,394)	(0.09)

Distributors–(1.38)%
Genuine Parts Co.	(11,450)	(1,010,233)	(1.38)

Electrical Components & Equipment–(1.50)%
Acuity Brands Inc.	(6,900)	(1,153,680)	(1.50)

Financial Exchanges & Data–(2.89)%
FactSet Research Systems Inc.	(5,100)	(968,337)	(1.29)
MarketAxess Holdings Inc.	(6,250)	(1,087,500)	(1.60)
		(2,055,837)	(2.89)

Footwear–(1.43)%
NIKE Inc.–Class B	(19,650)	(1,080,554)	(1.43)

Health Care Distributors–(0.95)%
Cardinal Health, Inc.	(10,550)	(653,045)	(0.95)

Health Care Equipment–(1.50)%
DexCom, Inc.	(24,700)	(1,110,759)	(1.50)

Health Care Services–(0.13)%
MEDNAX Inc.	(2,200)	(96,338)	(0.13)

Health Care Supplies–(1.47)%
DENTSPLY SIRONA Inc.	(17,550)	(1,071,779)	(1.47)

Home Furnishings–(1.48)%
Leggett & Platt, Inc.	(22,250)	(1,051,535)	(1.48)

Housewares & Specialties–(1.50)%
Newell Brands Inc.	(27,550)	(1,123,489)	(1.50)

Industrial Conglomerates–(2.98)%
Carlisle Cos Inc.	(9,900)	(1,087,317)	(1.40)
General Electric Co.	(53,000)	(1,068,480)	(1.58)
		(2,155,797)	(2.98)

Industrial Machinery–(4.44)%
Flowserve Corp.	(24,250)	(1,068,697)	(1.47)
Middleby Corp. (The)	(9,400)	(1,089,460)	(1.49)
Snap-on Inc.	(6,950)	(1,096,571)	(1.48)
		(3,254,728)	(4.44)

Internet & Direct Marketing Retail–(2.70)%
Amazon.com, Inc.	(1,000)	(1,105,280)	(1.31)
TripAdvisor, Inc.	(25,800)	(967,500)	(1.39)
		(2,072,780)	(2.70)

Leisure Products–(1.65)%
Mattel Inc.	(78,700)	(1,111,244)	(1.65)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Metal & Glass Containers–(1.49)%
Ball Corp.	(25,650)	$(1,101,154)	(1.49)

Movies & Entertainment–(0.13)%
Liberty Media Corp. Liberty Braves	(3,800)	(89,224)	(0.13)

Multi-Sector Holdings–(0.77)%
FNFV Group	(32,150)	(554,587)	(0.77)

Oil & Gas Drilling–(1.43)%
Helmerich & Payne Inc.	(20,250)	(1,099,777)	(1.43)

Oil & Gas Equipment & Services–(1.26)%
Core Laboratories NV	(10,600)	(1,058,940)	(1.26)

Oil & Gas Exploration & Production–(4.18)%
Antero Resources Corp.	(50,600)	(981,640)	(1.31)
Diamondback Energy Inc.	(10,500)	(1,125,180)	(1.43)
Parsley Energy Inc.–Class A	(43,550)	(1,158,430)	(1.44)
		(3,265,250)	(4.18)

Oil & Gas Storage & Transportation–(2.05)%
Cheniere Energy, Inc.	(21,600)	(1,009,584)	(1.33)
Pembina Pipeline Corp. (Canada)	(16,300)	(539,041)	(0.72)
		(1,548,625)	(2.05)

Personal Products–(1.54)%
Coty, Inc.–Class A	(73,900)	(1,138,060)	(1.54)

Property & Casualty Insurance–(5.64)%
Axis Capital Holdings Ltd.	(16,800)	(913,752)	(1.24)
Cincinnati Financial Corp.	(14,050)	(985,888)	(1.45)
Markel Corp.	(985)	(1,068,035)	(1.44)
XL Group Ltd. (Bermuda)	(27,000)	(1,092,690)	(1.51)
		(4,060,365)	(5.64)

Real Estate Development–(1.45)%
Howard Hughes Corp. (The)	(8,500)	(1,084,855)	(1.45)

Regional Banks–(2.83)%
PacWest Bancorp	(20,650)	(997,808)	(1.35)
Signature Bank/New York NY	(8,150)	(1,059,582)	(1.48)
		(2,057,390)	(2.83)

	Shares	Value	Percentage of Reference Entities
Reinsurance–(0.96)%
Alleghany Corp.	(1,260)	$(713,437)	(0.96)

Research & Consulting Services–(2.86)%
IHS Markit Ltd.	(23,500)	(1,001,335)	(1.40)
Verisk Analytics Inc.	(12,700)	(1,080,135)	(1.46)
		(2,081,470)	(2.86)

Residential REIT’s–(0.92)%
American Campus Communities Inc.	(16,250)	(675,675)	(0.92)

Restaurants–(3.14)%
Chipotle Mexican Grill, Inc.	(3,980)	(1,082,162)	(1.69)
Starbucks Corp.	(19,650)	(1,077,606)	(1.45)
		(2,159,768)	(3.14)

Retail REIT’s–(1.48)%
Macerich Co. (The)	(18,950)	(1,034,670)	(1.48)

Semiconductors–(1.62)%
Advanced Micro Devices Inc.	(85,000)	(933,725)	(1.62)

Silver–(0.52)%
Wheaton Precious Metals Corp. (Canada)	(18,200)	(377,468)	(0.52)

Specialty Chemicals–(1.48)%
International Flavors & Fragrances Inc.	(7,300)	(1,076,166)	(1.48)

Specialty Stores–(1.36)%
Tractor Supply Co.	(17,200)	(1,036,472)	(1.36)

Thrifts & Mortgage Finance–(1.45)%
New York Community Bancorp Inc.	(84,000)	(1,055,040)	(1.45)

Trucking–(0.37)%
AMERCO	(720)	(282,701)	(0.37)
Total Equity Securities — Short		$(73,161,244)	(100.00)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Long/Short Equity Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $60,313,933)	$69,632,676
Investments in affiliated money market funds, at value and cost	3,190,567
Other investments:
Swaps receivable — OTC	38,395
Unrealized appreciation on swap agreements — OTC	610,240
Deposits with brokers:
Cash Collateral — OTC derivatives	50,175
Receivable for:
Investments sold	5,555,857
Fund shares sold	224,562
Dividends and interest	37,998
Investment for trustee deferred compensation and retirement plans	7,371
Other assets	56,205
Total assets	79,404,046

Liabilities:
Other investments:
Swaps payable — OTC	101,938
Unrealized depreciation on swap agreements — OTC	300,992
Payable for:
Investments purchased	5,063,596
Fund shares reacquired	15,966
Accrued fees to affiliates	8,923
Accrued trustees’ and officers’ fees and benefits	1,933
Accrued other operating expenses	78,305
Trustee deferred compensation and retirement plans	7,371
Total liabilities	5,579,024
Net assets applicable to shares outstanding	$73,825,022

Net assets consist of:
Shares of beneficial interest	$53,980,448
Undistributed net investment income	4,976,325
Undistributed net realized gain	5,240,258
Net unrealized appreciation	9,627,991
$73,825,022

Net Assets:
Class A	$11,457,304
Class C	$2,812,372
Class R	$131,549
Class Y	$12,144,985
Class R5	$46,762
Class R6	$47,232,050

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	870,975
Class C	218,741
Class R	10,075
Class Y	916,414
Class R5	3,526
Class R6	3,560,657
Class A:
Net asset value per share	$13.15
Maximum offering price per share
(Net asset value of $13.15 ÷ 94.50%)	$13.92
Class C:
Net asset value and offering price per share	$12.86
Class R:
Net asset value and offering price per share	$13.06
Class Y:
Net asset value and offering price per share	$13.25
Class R5:
Net asset value and offering price per share	$13.26
Class R6:
Net asset value and offering price per share	$13.26

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Long/Short Equity Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $3,457)	$1,311,269
Dividends from affiliated money market funds	35,872
Total investment income	1,347,141

Expenses:
Advisory fees	639,607
Administrative services fees	50,000
Custodian fees	5,582
Distribution fees:
Class A	32,324
Class C	24,972
Class R	518
Transfer agent fees — A, C, R and Y	30,753
Transfer agent fees — R5	5
Transfer agent fees — R6	393
Trustees’ and officers’ fees and benefits	21,020
Registration and filing fees	80,113
Reports to shareholders	25,325
Professional services fees	85,238
Other	10,117
Total expenses	1,005,967
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(25,680)
Net expenses	980,287
Net investment income	366,854

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	5,399,609
Swap agreements	6,044,089
11,443,698
Change in net unrealized appreciation (depreciation) of:
Investment securities	6,775,199
Swap agreements	(1,126,421)
5,648,778
Net realized and unrealized gain	17,092,476
Net increase in net assets resulting from operations	$17,459,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Long/Short Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$366,854	$413,490
Net realized gain (loss)	11,443,698	(5,154,166)
Change in net unrealized appreciation	5,648,778	3,611,483
Net increase (decrease) in net assets resulting from operations	17,459,330	(1,129,193)

Distributions to shareholders from net investment income:
Class A	—	(600,522)
Class C	—	(125,377)
Class R	—	(2,120)
Class Y	—	(392,484)
Class R5	—	(29,196)
Class R6	—	(30,735)
Total distributions from net investment income	—	(1,180,434)

Distributions to shareholders from net realized gains:
Class A	(81,636)	(61,333)
Class C	(16,680)	(14,863)
Class R	(593)	(227)
Class Y	(52,325)	(37,978)
Class R5	(3,814)	(2,825)
Class R6	(296,699)	(2,974)
Total distributions from net realized gains	(451,747)	(120,200)

Share transactions-net:
Class A	(2,845,486)	(131,605)
Class C	(155,873)	319,228
Class R	25,428	47,832
Class Y	2,198,569	641,681
Class R5	(614,953)	18,068
Class R6	(10,273,941)	45,877,671
Net increase (decrease) in net assets resulting from share transactions	(11,666,256)	46,772,875
Net increase in net assets	5,341,327	44,343,048

Net assets:
Beginning of year	68,483,695	24,140,647
End of year (includes undistributed net investment income of $4,976,325 and $(1,441,667), respectively)	$73,825,022	$68,483,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Long/Short Equity Fund

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Long/Short Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

18                         Invesco Long/Short Equity Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

19                         Invesco Long/Short Equity Fund

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

J.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective January 1, 2017, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.77%
Next $500 million	0.75%
Next $1.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.67%
Next $2.5 billion	0.65%
Over $10 billion	0.62%

Prior to January 1, 2017, the Fund paid an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.59%, 2.34%, 1.84%, 1.34%, 1.34% and 1.34%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to January 1, 2017, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.87%, 2.62%, 2.12%,

20                         Invesco Long/Short Equity Fund

1.62%, 1.62% and 1.62%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $20,252 and reimbursed class level expenses of $2,556, $494, $20, $2,019, $1 and $98 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $2,343 in front-end sales commissions from the sale of Class A shares and $412 from Class C shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$69,632,676	$—	$—	$69,632,676
Money Market Funds	3,190,567	—	—	3,190,567
	72,823,243	—	—	72,823,243
Swap Agreements*	—	309,248	—	309,248
Total Investments	$72,823,243	$309,248	$—	$73,132,491

*	Unrealized appreciation.

21                         Invesco Long/Short Equity Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2017:

Value
Derivative Assets	Equity Risk
Unrealized depreciation on swap agreements — OTC	$610,240
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$610,240

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on swap agreements — OTC	$(300,992)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(300,992)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Morgan Stanley & Co. LLC	$648,635	$(402,930)	$245,705	$—	$—	$245,705
Effect of Derivative Investments for the year ended October 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Swap agreements	$6,044,089
Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	(1,126,421)
Total	$4,917,668

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$145,950,985

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $240.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

22                         Invesco Long/Short Equity Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$—	$1,132,066
Long-term capital gain	451,747	168,568
Total distributions	$451,747	$1,300,634

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$6,913,626
Undistributed long-term gain	3,627,444
Net unrealized appreciation — investments	9,310,053
Temporary book/tax differences	(6,549)
Shares of beneficial interest	53,980,448
Total net assets	$73,825,022

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to swap agreements and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $62,935,954 and $70,940,542, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$10,821,412
Aggregate unrealized (depreciation) of investments	(1,511,359)
Net unrealized appreciation of investments	$9,310,053

Cost of investments for tax purposes is $63,822,438.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreements, on October 31, 2017, undistributed net investment income was increased by $6,051,138, undistributed net realized gain was decreased by $6,037,991 and shares of beneficial interest was decreased by $13,147. This reclassification had no effect on the net assets of the Fund.

23                         Invesco Long/Short Equity Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	304,596	$3,646,029	485,055	$5,239,306
Class C	46,302	524,043	122,278	1,335,132
Class R	3,850	46,256	4,388	46,734
Class Y	431,307	5,111,591	237,370	2,565,330
Class R5	1,004	11,943	1,739	18,068
Class R6(b)	278,872	3,188,531	4,517,701	47,595,766

Issued as reinvestment of dividends:
Class A	5,622	66,343	33,564	364,508
Class C	1,371	15,922	11,487	123,718
Class R	44	519	162	1,762
Class Y	1,371	16,268	12,205	132,915
Class R5	11	129	—	—
Class R6	24,685	293,014	155	1,688

Reacquired:
Class A	(545,259)	(6,557,858)	(529,912)	(5,735,419)
Class C	(60,626)	(695,838)	(109,262)	(1,139,622)
Class R	(1,834)	(21,347)	(63)	(664)
Class Y	(240,137)	(2,929,290)	(192,505)	(2,056,564)
Class R5	(49,229)	(627,025)	—	—
Class R6	(1,150,985)	(13,755,486)	(162,427)	(1,719,783)
Net increase (decrease) in share activity	(949,035)	$(11,666,256)	4,431,935	$46,772,875

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 70% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On February 18, 2016, 4,184,012 Class R6 shares valued at $44,099,486 were sold to affiliated mutual funds.

24                         Invesco Long/Short Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$10.45	$0.03		$2.74	$2.77	$—	$(0.07)	$(0.07)	$13.15	26.62%	$11,457	1.57	%(d)	1.62	%(d)	0.27	%(d)	95%
Year ended 10/31/16	11.50	0.06	(e)	(0.50)	(0.44)	(0.55)	(0.06)	(0.61)	10.45	(4.03)	11,562	1.85		2.08		0.58	(e)	102
Year ended 10/31/15	11.00	0.01		0.49	0.50	—	(0.00)	—	11.50	4.57	12,854	1.85		2.76		0.11		89
Year ended 10/31/14(f)	10.00	(0.02)		1.02	1.00	—	—	—	11.00	10.00	16,796	1.85	(g)	3.04	(g)	(0.25	)(g)	102
Class C
Year ended 10/31/17	10.30	(0.06)		2.69	2.63	—	(0.07)	(0.07)	12.86	25.65	2,812	2.32	(d)	2.37	(d)	(0.48	)(d)	95
Year ended 10/31/16	11.34	(0.02	)(e)	(0.48)	(0.50)	(0.48)	(0.06)	(0.54)	10.30	(4.68)	2,385	2.60		2.83		(0.17	)(e)	102
Year ended 10/31/15	10.92	(0.07)		0.49	0.42	—	(0.00)	—	11.34	3.87	2,350	2.60		3.51		(0.64)		89
Year ended 10/31/14(f)	10.00	(0.10)		1.02	0.92	—	—	—	10.92	9.20	2,618	2.60	(g)	3.79	(g)	(1.00	)(g)	102
Class R
Year ended 10/31/17	10.40	0.00		2.73	2.73	—	(0.07)	(0.07)	13.06	26.37	132	1.82	(d)	1.87	(d)	0.02	(d)	95
Year ended 10/31/16	11.45	0.04	(e)	(0.50)	(0.46)	(0.53)	(0.06)	(0.59)	10.40	(4.27)	83	2.10		2.33		0.33	(e)	102
Year ended 10/31/15	10.98	(0.02)		0.49	0.47	—	(0.00)	—	11.45	4.31	40	2.10		3.01		(0.14)		89
Year ended 10/31/14(f)	10.00	(0.04)		1.02	0.98	—	—	—	10.98	9.80	27	2.10	(g)	3.29	(g)	(0.50	)(g)	102
Class Y
Year ended 10/31/17	10.51	0.06		2.75	2.81	—	(0.07)	(0.07)	13.25	26.85	12,145	1.32	(d)	1.37	(d)	0.52	(d)	95
Year ended 10/31/16	11.56	0.09	(e)	(0.50)	(0.41)	(0.58)	(0.06)	(0.64)	10.51	(3.74)	7,604	1.60		1.83		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	—	(0.00)	—	11.56	4.93	7,709	1.60		2.51		0.36		89
Year ended 10/31/14(f)	10.00	0.00		1.02	1.02	—	—	—	11.02	10.20	12,389	1.60	(g)	2.79	(g)	0.00	(g)	102
Class R5
Year ended 10/31/17	10.50	0.07		2.76	2.83	—	(0.07)	(0.07)	13.26	27.07	47	1.22	(d)	1.25	(d)	0.62	(d)	95
Year ended 10/31/16	11.56	0.09	(e)	(0.51)	(0.42)	(0.58)	(0.06)	(0.64)	10.50	(3.83)	543	1.60		1.71		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	—	(0.00)	—	11.56	4.93	578	1.60		2.38		0.36		89
Year ended 10/31/14(f)	10.00	0.00		1.02	1.02	—	—	—	11.02	10.20	718	1.60	(g)	2.69	(g)	0.00	(g)	102
Class R6
Year ended 10/31/17	10.50	0.07		2.76	2.83	—	(0.07)	(0.07)	13.26	27.07	47,232	1.22	(d)	1.25	(d)	0.62	(d)	95
Year ended 10/31/16	11.56	0.09	(e)	(0.51)	(0.42)	(0.58)	(0.06)	(0.64)	10.50	(3.83)	46,305	1.60		1.71		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	—	(0.00)	—	11.56	4.93	609	1.60		2.38		0.36		89
Year ended 10/31/14(f)	10.00	0.00		1.02	1.02	—	—	—	11.02	10.20	562	1.60	(g)	2.69	(g)	0.00	(g)	102

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $12,930, $2,497, $104, $10,214, $563 and $46,933 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.00) and (0.00)%, $(0.08) and (0.75)%, $(0.02) and (0.25)%, $0.03 and 0.25%, $0.03 and 0.25% and $0.03 and 0.25% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of December 19, 2013.
(g)	Annualized.

25                         Invesco Long/Short Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Long/Short Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Long/Short Equity Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 19, 2013 (commencement of investment operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

26                         Invesco Long/Short Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,125.90	$8.20	$1,017.49	$7.78	1.53%
C	1,000.00	1,122.20	12.20	1,013.71	11.57	2.28
R	1,000.00	1,124.90	9.53	1,016.23	9.05	1.78
Y	1,000.00	1,127.70	6.86	1,018.75	6.51	1.28
R5	1,000.00	1,127.60	6.22	1,019.36	5.90	1.16
R6	1,000.00	1,128.40	6.22	1,019.36	5.90	1.16

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco Long/Short Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Long/Short Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted the Fund had only three years of performance history and compared the Fund’s investment performance during the past one and three calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Long/Short Equity Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the first quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

28                         Invesco Long/Short Equity Fund

Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29                         Invesco Long/Short Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$451,747
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30                         Invesco Long/Short Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Long/Short Equity Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec. gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	LSE-AR-1	12212017	0957

Invesco

Annual Report to Shareholders October 31, 2017

Invesco Low Volatility Emerging Markets Fund

Nasdaq:
A: LVLAX ▪ C: LVLCX ▪ R: LVLRX ▪ Y: LVLYX ▪ R5: LVLFX ▪ R6: LVLSX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
22	Financial Highlights
23	Auditor's Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Contracts
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Low Volatility Emerging Markets Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Low Volatility Emerging Markets Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Low Volatility Emerging Markets Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the MSCI Emerging Markets Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.29%
Class C Shares	17.38
Class R Shares	17.91
Class Y Shares	18.51
Class R5 Shares	18.51
Class R6 Shares	18.53
MSCI All Country World Index▼ (Broad Market Index)	23.20
MSCI Emerging Markets Index▼ (Style-Specific Index)	26.45
Lipper Emerging Market Funds Index∎ (Peer Group Index)	24.58
Source(s): ▼FactSet Research Systems Inc., ∎Lipper Inc.

Market conditions and your Fund

The reporting period began with major US stock market indexes posting gains and most hitting record highs following the US presidential election. Investors believed that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when it appeared that enacting significant regulatory and tax reform might be more difficult than previously anticipated.

    Outside the US, Brexit (the UK’s plan to leave the European Union) remained a source of political and economic uncertainty, while improved economic data and confidence surveys raised the prospect of less accommodative monetary policy in continental Europe. In Asia, increased exports helped Japan’s economy, while China’s economy continued to stabilize. Most international markets, including emerging markets, performed well during the reporting period. In addition to an improving global economic outlook, other positive tailwinds for international markets included continued weakness in the US dollar and reduced expectations for a major shift in US trade policy.

    Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed US stocks in the first three quarters of 2017 due primarily to a weaker dollar. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, were also aided by a weaker dollar and outperformed broad US markets. Prior to 2017, international stocks had trailed US stocks for four consecutive years and in six of the last seven years. As the reporting period came to a close, we held the view that both non-US developed and emerging equity markets appeared somewhat fully valued despite material discounts to the US market. In addition, recent earnings growth and earnings revision trends improved for many non-US developed markets.

    The Fund seeks to provide long-term growth of capital while achieving a lower volatility level than its style-specific benchmark over a full market cycle. The Fund seeks long-term capital growth through stock selection using a proprietary multi-factor model based on fundamental and behavioral factors to forecast individual security returns and risk and rank companies relative to peers within their respective countries and sectors. The multi-factor model forecasts a return for each stock in the investable universe and is based on four concepts: Earnings Expectations, Market Sentiment, Management and Quality, and Value.1 For the reporting period, the Fund had a lower volatility level than its style-specific benchmark, the MSCI Emerging Markets Index.

    For the reporting period, stock selection in both the consumer discretionary and materials sectors, along with the Fund’s overweight exposure in these sectors, contributed to the Fund’s performance relative to its style-specific benchmark. This contribution was offset by adverse stock selection in the financials and consumer staples sectors. The largest detractor from relative returns during the reporting period was significant underweight exposure to the information technology (IT) sector. In addition, a large overweight exposure to the utilities sector held back the Fund’s relative returns.

    From a geographic perspective, underweight allocation in China and overweight exposure to Mexico hindered Fund performance relative to the style-specific benchmark. An overweight allocation in Brazil and Thailand added to Fund performance, as did stock selection in India.

Portfolio Composition
By sector	% of total net assets

Industrials	14.7%
Financials	13.3
Materials	13.2
Consumer Discretionary	11.5
Consumer Staples	10.6
Utilities	8.8
Health Care	6.6
Information Technology	5.9
Energy	4.8
Real Estate	4.3
Telecommunication Services	2.0
Money Market Funds Plus Other Assets Less Liabilities	4.3

Top 10 Equity Holdings*
% of total net assets

1. InterGlobe Aviation Ltd.-REGS	1.6%
2. Braskem S.A.-Preference Shares-ADR	1.6
3. Thai Oil PCL	1.5
4. HITEJINRO Co., Ltd.	1.5
5. KT&G Corp.	1.5
6. Lotte Himart Co., Ltd.	1.5
7. Sun TV Network Ltd.	1.5
8. Kuala Lumpur Kepong Bhd.	1.4
9. Samsung Electronics Co., Ltd.	1.4
10. China Shenhua Energy Co. Ltd.-ClassH	1.4

Total Net Assets	$46.2 million

Total Number of Holdings*	107

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2017.

4 Invesco Low Volatility Emerging Markets Fund

Stock selection in South Africa and South Korea detracted from Fund performance during the reporting period.

    The top individual contributor to Fund performance for the fiscal year was Magazine Luiza, a Brazilian retailer. The company’s stock price almost quadrupled during the fiscal year on the heels of growing revenue, declining borrowing costs and a nascent economic recovery in Brazil. Despite underperforming in South Korea as a whole, two large IT conglomerates, SK Hynix and Samsung Electronics, delivered strong absolute performance. Even with issues in Samsung’s smart phone division, the company’s stock rose based on a large cash reserve, as well as favorably viewed organizational changes.

    A key detractor from Fund performance during the reporting period was Alrosa PJSC, a Russian company engaged in the exploration, mining and sales of diamonds. Yuzhou Properties, a Chinese investment holding company that engages in property development and home construction within mainland China, also detracted from Fund performance.

    At the close of the reporting period, relative to the Fund’s style-specific index, the Fund held overweight positions in the consumer discretionary, consumer staples, industrials, materials and utilities sectors, and underweight positions in the financials, IT and telecommunication services sectors. Geographically, the Fund held overweight positions in Brazil, Mexico, South Africa and India, and under- weight positions in China, South Korea and Taiwan.

    Please note, the Fund’s strategy is principally implemented through equity investments, but the Fund may also use futures contracts, a derivative instrument, to gain exposure to the equity market. During the reporting period, the Fund invested in MSCI Emerging Markets Index futures contracts, which generated a positive return. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Low Volatility Emerging Markets Fund.

1	The Model’s investment concepts – Earnings Expectations, Market Sentiment, Management and Quality, and Value are the foundation of the Fund’s stock selection process. Factors considered in the Earnings Expectations concept include, but are not limited to, earnings momentum and earnings revisions. Similarly, Market Sentiment evaluates measures of stock price momentum, while the Management and Quality concept assesses capital efficiency. Lastly, the Value concept evaluates cash flow, dividend and earnings yield.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund.
He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Uwe Draeger Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund.
He joined Invesco in 2005. Mr. Draeger earned a Diplom-Ökonom degree from Hoch-schule für Ökonomie Berlin, an MA from City of London Polytechnic and an MBA from Anglia Business School (Cambridge).

Nils Huter Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund.
He joined Invesco in 2007. Mr. Huter earned a business administration degree, Diplom Kaufmann (FH), the University of Applied Sciences and Arts in Hildesheim.

Donna Chapman Wilson Portfolio Manager and Director of Portfolio Management, is manager of Invesco Low Volatility Emerging Markets Fund.
She joined Invesco in 1997. Ms. Chapman Wilson earned a BA in economics from Hampton University and an MBA in finance from the Wharton School of the University of Pennsylvania.

5 Invesco Low Volatility Emerging Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Low Volatility Emerging Markets Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	0.66%
1 Year	11.82

Class C Shares
Inception (12/17/13)	1.36%
1 Year	16.38

Class R Shares
Inception (12/17/13)	1.88%
1 Year	17.91

Class Y Shares
Inception (12/17/13)	2.38%
1 Year	18.51

Class R5 Shares
Inception (12/17/13)	2.38%
1 Year	18.51

Class R6 Shares
Inception (12/17/13)	2.36%
1 Year	18.53

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.34%, 2.09%, 1.59%, 1.09%, 1.09% and 1.09%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.28%, 3.03%, 2.53%, 2.03%, 1.88% and 1.88%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	0.45%
1 Year	11.26

Class C Shares
Inception (12/17/13)	1.20%
1 Year	15.81

Class R Shares
Inception (12/17/13)	1.73%
1 Year	17.46

Class Y Shares
Inception (12/17/13)	2.21%
1 Year	17.94

Class R5 Shares
Inception (12/17/13)	2.21%
1 Year	17.94

Class R6 Shares
Inception (12/17/13)	2.19%
1 Year	17.96

charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.

7 Invesco Low Volatility Emerging Markets Fund

Invesco Low Volatility Emerging Markets Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There is no guarantee that the portfolio manager’s stock selection process will produce lower volatility than the broader markets in which the Fund invests. In addition, the Fund’s investment strategy to seek lower volatility may cause the Fund to underperform the broader markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Low Volatility Emerging Markets Fund

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9 Invesco Low Volatility Emerging Markets Fund

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–95.73%
Brazil–9.80%
Braskem S.A.–Preference Shares–ADR(a)	45,700	$726,439
CPFL Energia S.A.	71,500	601,061
Ecorodovias Infraestrutura e Logistica S.A.	156,900	585,623
Estacio Participacoes S.A.	29,600	266,385
Magazine Luiza S.A.	17,100	333,501
MRV Engenharia e Participacoes S.A.	121,800	471,741
Qualicorp S.A.	47,300	505,779
Smiles Fidelidade S.A.	22,800	588,661
Transmissora Alianca de Energia Eletrica S.A.(b)	71,000	446,015
		4,525,205

Chile–3.78%
Banco de Chile	2,391,811	367,539
Embotelladora Andina S.A.–Preference Shares–Class B	23,201	119,153
Enel Américas S.A.–ADR	61,586	652,812
Enel Chile S.A.	3,530,159	412,224
Enel Generación Chile S.A.	220,605	192,667
		1,744,395

China–7.28%
China Shenhua Energy Co. Ltd.–Class H	274,500	655,867
Chongqing Rural Commercial Bank Co., Ltd.–Class H	925,000	629,091
Guangzhou Automobile Group Co., Ltd.–Class H	240,000	596,816
Jiangsu Expressway Co. Ltd.–Class H	134,000	205,891
Longfor Properties Co. Ltd.	204,000	478,565
Yantai Changyu Pioneer Wine Co. Ltd.–Class B	64,900	168,044
Yuzhou Properties Co. Ltd.	1,275,000	629,214
		3,363,488

Colombia–0.24%
Cemex Latam Holdings S.A.(a)	31,898	113,040

Hong Kong–0.35%
Kingboard Laminates Holdings Ltd.	96,000	161,202

India–13.03%
Bharat Electronics Ltd.	90,072	256,803
Hero MotoCorp Ltd.	9,468	562,969
Hindustan Petroleum Corp. Ltd.	15,949	110,559
InterGlobe Aviation Ltd.–REGS(c)	39,345	758,279
KEC International Ltd.	94,406	426,921
NHPC Ltd.	660,346	291,689
NMDC Ltd.	289,228	572,448
Power Finance Corp. Ltd.	265,111	570,164
Rural Electrification Corp. Ltd.	208,383	557,426
Sun TV Network Ltd.	51,067	675,530
Tata Steel Ltd.	54,124	588,323
Vedanta Ltd.	126,484	648,268
		6,019,379

	Shares	Value
Malaysia–5.96%
AirAsia Bhd.	756,000	$596,654
Kuala Lumpur Kepong Bhd.	114,800	667,316
Petronas Dagangan Bhd.	31,300	177,209
PPB Group Bhd.	45,300	179,616
Public Bank Bhd.	110,500	534,071
Telekom Malaysia Bhd.	116,900	175,405
Tenaga Nasional Bhd.	47,800	169,423
Top Glove Corp. Bhd.	166,800	252,250
		2,751,944

Mexico–5.15%
Coca-Cola FEMSA, S.A.B. de C.V.–Series L	60,300	407,632
Gruma, S.A.B. de C.V.–Class B	15,260	200,292
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	106,800	539,532
Industrias Bachoco, S.A.B. de C.V.–Series B	36,100	177,794
Megacable Holdings S.A.B. de C.V.–Series CPO(d)	68,400	271,011
Nemak, S.A.B. de C.V.–REGS(c)	181,300	136,462
Wal-Mart de México, S.A.B. de C.V.–Series V	288,900	646,775
		2,379,498

Philippines–0.36%
Aboitiz Equity Ventures Inc.	114,090	165,768

Poland–2.24%
Powszechny Zaklad Ubezpieczen S.A.	45,554	588,028
Tauron Polska Energia S.A.(a)	462,192	447,016
		1,035,044

Qatar–0.35%
Qatar Islamic Bank (S.A.Q)	6,376	162,756

Russia–5.88%
Alrosa PJSC	395,466	508,577
Inter RAO UES PJSC	10,032,000	614,019
LUKOIL PJSC–ADR	11,302	599,345
Magnitogorsk Iron & Steel Works PJSC	783,800	591,788
Novolipetsk Steel PSJC–GDR–REGS(c)	17,448	402,176
		2,715,905

South Africa–9.23%
AECI Ltd.	17,036	127,364
AVI Ltd.	69,594	487,617
Barclays Africa Group Ltd.	57,603	571,022
Bidvest Group Ltd. (The)	23,931	290,316
Kumba Iron Ore Ltd.	8,952	172,240
Liberty Holdings Ltd.	55,324	434,549
Mondi Ltd.	18,236	438,963
Nedbank Group Ltd.	32,148	471,570
Netcare Ltd.	50,563	89,542
Reunert Ltd.	54,452	267,852
Sappi Ltd.	85,625	573,583
Super Group Ltd.(a)	68,235	192,587
Tsogo Sun Holdings Ltd.	98,915	146,116
		4,263,321

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Low Volatility Emerging Markets Fund

	Shares	Value
South Korea–16.07%
Chong Kun Dang Pharmaceutical Corp.	4,232	$424,960
Daewon Pharmaceutical Co., Ltd.	7,978	127,111
Hankook Tire Co. Ltd.	5,033	242,589
Hanwha Corp.	16,405	653,804
HITEJINRO Co., Ltd.	29,177	692,743
Hyundai Development Co.	13,904	497,662
Korea United Pharm., Inc.	8,850	191,600
KT&G Corp.	7,250	685,952
Kwang Dong Pharmaceutical Co., Ltd.	14,396	104,082
LG Display Co., Ltd.	16,550	435,832
Lotte Chemical Corp.	315	103,890
Lotte Himart Co., Ltd.	10,330	683,233
Samsung Electronics Co., Ltd.	267	657,273
Samyang Corp.	1,631	140,712
SK Hynix Inc.	8,136	598,259
SL Corp.	8,141	166,767
Woori Bank	43,423	635,644
Yuhan Corp.	2,074	378,345
		7,420,458

Taiwan–4.26%
Chunghwa Telecom Co., Ltd.	150,000	512,217
General Interface Solution Holding Ltd.	29,000	267,158
Powertech Technology Inc.	192,000	601,246
St. Shine Optical Co., Ltd.	24,000	587,102
		1,967,723

Thailand–5.92%
Airports of Thailand PCL	267,700	477,345
Intouch Holdings PCL	134,752	235,212
Krung Thai Bank PCL	1,138,500	623,592

	Shares	Value
Thailand–(continued)
Mega Lifesciences PCL	305,400	$386,024
Ratchaburi Electricity Generating Holding PCL	133,300	223,651
Thai Oil PCL	226,900	697,214
Thai Vegetable Oil PCL(a)	108,500	90,613
		2,733,651

Turkey–3.94%
BIM Birlesik Magazalar A.S.	10,397	212,188
Soda Sanayii A.S.	381,007	527,223
TAV Havalimanlari Holding A.S.	96,990	482,394
Tekfen Holding A.S.	177,701	599,987
		1,821,792

United Arab Emirates–1.89%
Aldar Properties PJSC	876,734	568,083
DAMAC Properties Dubai Co. PJSC	284,236	305,663
		873,746
Total Common Stocks & Other Equity Interests (Cost $37,535,815)		44,218,315

Money Market Funds–1.16%
Invesco Government & Agency Portfolio– Institutional Class, 0.95%(e)	320,527	320,527
Invesco Treasury Portfolio–Institutional Class, 0.94%(e)	213,684	213,684
Total Money Market Funds (Cost $534,211)		534,211
TOTAL INVESTMENTS IN SECURITIES–96.89% (Cost $38,070,026)		44,752,526
OTHER ASSETS LESS LIABILITIES–3.11%		1,434,883
NET ASSETS–100.00%		$46,187,409

Investment Abbreviations:

ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
GDR	– Global Depositary Receipt
PJSC	- Private Joint Stock Company
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each unit represents two preferred shares and one common shares.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $1,296,917, which represented 2.81% of the Fund's Net Assets.
(d)	Each CPO represents two Series A shares.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

Open Futures Contracts–Equity Risk(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
MSCI Emerging Markets Mini Index	9	December-2017	$505,890	$11,710	$11,710

(a)	Futures contracts collateralized by $18,900 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Low Volatility Emerging Markets Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $37,535,815)	$44,218,315
Investments in affiliated money market funds, at value and cost	534,211
Other investments:
Variation margin receivable — futures	4,365
Foreign currencies, at value (Cost $1,496,840)	1,486,082
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	18,900
Receivable for:
Fund shares sold	6,516
Dividends	19,676
Fund expenses absorbed	27,811
Investment for trustee deferred compensation and retirement plans	7,273
Other assets	56,420
Total assets	46,379,569

Liabilities:
Payable for:
Investments purchased	8,761
Fund shares reacquired	20,212
Accrued foreign taxes	84,851
Accrued fees to affiliates	4,834
Accrued trustees’ and officers’ fees and benefits	1,584
Accrued other operating expenses	64,645
Trustee deferred compensation and retirement plans	7,273
Total liabilities	192,160
Net assets applicable to shares outstanding	$46,187,409

Net assets consist of:
Shares of beneficial interest	$32,881,780
Undistributed net investment income	917,833
Undistributed net realized gain	5,704,362
Net unrealized appreciation	6,683,434
$46,187,409

Net Assets:
Class A	$7,471,009
Class C	$323,314
Class R	$23,499
Class Y	$1,823,187
Class R5	$9,929
Class R6	$36,536,471

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	768,705
Class C	33,496
Class R	2,422
Class Y	187,111
Class R5	1,019
Class R6	3,753,021
Class A:
Net asset value per share	$9.72
Maximum offering price per share
(Net asset value of $9.72 ÷ 94.50%)	$10.29
Class C:
Net asset value and offering price per share	$9.65
Class R:
Net asset value and offering price per share	$9.70
Class Y:
Net asset value and offering price per share	$9.74
Class R5:
Net asset value and offering price per share	$9.74
Class R6:
Net asset value and offering price per share	$9.74

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Low Volatility Emerging Markets Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $158,229)	$1,513,319
Dividends from affiliated money market funds	2,875
Total investment income	1,516,194

Expenses:
Advisory fees	431,734
Administrative services fees	50,000
Custodian fees	74,010
Distribution fees:
Class A	15,733
Class C	1,940
Class R	119
Transfer agent fees —A, C, R and Y	17,549
Transfer agent fees —R5	1
Transfer agent fees —R6	164
Trustees’ and officers’ fees and benefits	20,425
Registration and filing fees	78,143
Reports to shareholders	24,304
Professional services fees	68,157
Other	15,193
Total expenses	797,472
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(254,089)
Net expenses	543,383
Net investment income	972,811

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $157,799)	5,486,137
Foreign currencies	(28,914)
Futures contracts	266,686
5,723,909
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $134,971)	1,368,212
Foreign currencies	(5,950)
Futures contracts	10,492
1,372,754
Net realized and unrealized gain	7,096,663
Net increase in net assets resulting from operations	$8,069,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Low Volatility Emerging Markets Fund

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$972,811	$710,549
Net realized gain	5,723,909	1,795,098
Change in net unrealized appreciation	1,372,754	5,700,909
Net increase in net assets resulting from operations	8,069,474	8,206,556

Distributions to shareholders from net investment income:
Class A	(35,912)	(15,051)
Class C	(179)	(69)
Class R	(235)	(137)
Class Y	(29,372)	(14,541)
Class R5	(1,859)	(1,322)
Class R6	(563,343)	(1,322)
Total distributions from net investment income	(630,900)	(32,442)

Distributions to shareholders from net realized gains:
Class A	(103,932)	—
Class C	(3,794)	—
Class R	(935)	—
Class Y	(72,517)	—
Class R5	(4,589)	—
Class R6	(1,390,853)	—
Total distributions from net realized gains	(1,576,620)	—

Share transactions-net:
Class A	3,026,098	1,857,102
Class C	59,423	189,226
Class R	(5,494)	1,464
Class Y	(543,569)	556,260
Class R5	(138,308)	—
Class R6	(5,053,148)	29,026,790
Net increase (decrease) in net assets resulting from share transactions	(2,654,998)	31,630,842
Net increase in net assets	3,206,956	39,804,956

Net assets:
Beginning of year	42,980,453	3,175,497
End of year (includes undistributed net investment income of $917,833 and $615,905, respectively)	$46,187,409	$42,980,453

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Low Volatility Emerging Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

14                         Invesco Low Volatility Emerging Markets Fund

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

15                         Invesco Low Volatility Emerging Markets Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are

16                         Invesco Low Volatility Emerging Markets Fund

measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund's average daily net assets (the “expense limits”). Prior to January 1, 2017, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.72%, 2.47%, 1.97%, 1.47%, 1.47% and 1.47%, respectively, of the Fund's average daily net assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $236,375 and reimbursed class level expenses of $11,992, $370, $45, $4,813, $1, and $164 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

17                         Invesco Low Volatility Emerging Markets Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $2,884 in front-end sales commissions from the sale of Class A shares and $31 from Class C shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were transfers from Level 1 to Level 2 of $4,513,773 and from Level 2 to Level 1 of $6,559,066, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$4,525,205	$—	$—	$4,525,205
Chile	1,744,395	—	—	1,744,395
China	2,049,941	1,313,547	—	3,363,488
Colombia	113,040	—	—	113,040
Hong Kong	161,202	—	—	161,202
India	5,617,132	402,247	—	6,019,379
Malaysia	2,217,872	534,072	—	2,751,944
Mexico	2,379,498	—	—	2,379,498
Philippines	165,768	—	—	165,768
Poland	1,035,044	—	—	1,035,044
Qatar	162,756	—	—	162,756
Russian Federation	1,001,521	1,714,384	—	2,715,905
South Africa	3,101,083	1,162,238	—	4,263,321
South Korea	5,018,438	2,402,020	—	7,420,458

18                         Invesco Low Volatility Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Taiwan, Province of China	$512,217	$1,455,506	$—	$1,967,723
Thailand	2,036,437	697,214	—	2,733,651
Turkey	1,609,604	212,188	—	1,821,792
United Arab Emirates	873,746	—	—	873,746
Money Market Funds	534,211	—	—	534,211
	34,859,110	9,893,416	—	44,752,526
Futures Contracts*	11,710	—	—	11,710
Total Investments	$34,870,820	$9,893,416	$—	$44,764,236

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2017:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$11,710
Derivatives not subject to master netting agreement	(11,710)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2017

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$266,686
Change in Net Unrealized Appreciation :
Futures contracts	10,492
Total	$277,178

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$928,159

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $329.

NOTE 6—Trustees' and Officers' Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

19                         Invesco Low Volatility Emerging Markets Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$2,207,520	$32,442

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$3,493,027
Undistributed long-term gain	3,176,841
Net unrealized appreciation — investments	6,652,998
Net unrealized appreciation (depreciation) — foreign currencies	(10,776)
Temporary book/tax differences	(6,461)
Shares of beneficial interest	32,881,780
Total net assets	$46,187,409

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, passive foreign investment companies and futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $23,974,881 and $29,192,766, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$7,790,804
Aggregate unrealized (depreciation) of investments	(1,137,806)
Net unrealized appreciation of investments	$6,652,998

Cost of investments for tax purposes is $38,111,238.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies and foreign capital gain, on October 31, 2017, undistributed net investment income was decreased by $39,983 and undistributed net realized gain (loss) was increased by $39,983. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Low Volatility Emerging Markets Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	1,066,732	$9,578,200	275,849	$2,238,184
Class C	38,430	348,928	30,165	236,911
Class R	459	4,242	2,519	20,393
Class Y	199,976	1,764,679	75,991	652,971
Class R6(b)	1,113,879	9,802,466	5,111,134	36,140,706

Issued as reinvestment of dividends:
Class A	9,568	76,541	561	3,960
Class C	456	3,652	8	55
Class R	98	786	13	89
Class Y	5,460	43,731	387	2,735
Class R6	243,469	1,947,749	—	—

Reacquired:
Class A	(726,230)	(6,628,643)	(47,244)	(385,042)
Class C	(34,600)	(293,157)	(6,119)	(47,740)
Class R	(1,163)	(10,522)	(2,323)	(19,018)
Class Y	(247,850)	(2,351,979)	(11,902)	(99,446)
Class R5	(13,982)	(138,308)	—	—
Class R6	(1,877,418)	(16,803,363)	(853,044)	(7,113,916)
Net increase (decrease) in share activity	(222,716)	$(2,654,998)	4,575,995	$31,630,842

(a)	79% of the outstanding shares of the Fund are owned by the Adviser.
(b)	On February 18, 2016, 4,986,532 Class R6 shares valued at $35,254,781 were sold to affiliated mutual funds.

21                         Invesco Low Volatility Emerging Markets Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000's omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$8.64	$0.17	$1.32	$1.49	$(0.10)	$(0.31)	$(0.41)	$9.72	18.29%	$7,471	1.39	%(d)	2.09	%(d)	1.89	%(d)	54%
Year ended 10/31/16	8.08	0.17	0.46	0.63	(0.07)	—	(0.07)	8.64	7.98	3,617	1.72		2.27		2.08		63
Year ended 10/31/15	10.32	0.14	(1.91)	(1.77)	(0.35)	(0.12)	(0.47)	8.08	(17.67)	1,531	1.72		7.99		1.52		105
Year ended 10/31/14(e)	10.00	0.15	0.17	0.32	—	—	—	10.32	3.20	1,705	1.71	(f)	10.36	(f)	1.69	(f)	38
Class C
Year ended 10/31/17	8.55	0.10	1.32	1.42	(0.01)	(0.31)	(0.32)	9.65	17.38	323	2.14	(d)	2.84	(d)	1.14	(d)	54
Year ended 10/31/16	8.00	0.11	0.45	0.56	(0.01)	—	(0.01)	8.55	7.08	250	2.47		3.02		1.33		63
Year ended 10/31/15	10.26	0.07	(1.90)	(1.83)	(0.31)	(0.12)	(0.43)	8.00	(18.29)	41	2.47		8.74		0.77		105
Year ended 10/31/14(e)	10.00	0.09	0.17	0.26	—	—	—	10.26	2.60	57	2.46	(f)	11.11	(f)	0.94	(f)	38
Class R
Year ended 10/31/17	8.62	0.14	1.32	1.46	(0.07)	(0.31)	(0.38)	9.70	17.91	23	1.64	(d)	2.34	(d)	1.64	(d)	54
Year ended 10/31/16	8.06	0.15	0.46	0.61	(0.05)	—	(0.05)	8.62	7.68	26	1.97		2.52		1.83		63
Year ended 10/31/15	10.30	0.12	(1.90)	(1.78)	(0.34)	(0.12)	(0.46)	8.06	(17.81)	23	1.97		8.24		1.27		105
Year ended 10/31/14(e)	10.00	0.13	0.17	0.30	—	—	—	10.30	3.00	14	1.96	(f)	10.61	(f)	1.44	(f)	38
Class Y
Year ended 10/31/17	8.66	0.19	1.32	1.51	(0.12)	(0.31)	(0.43)	9.74	18.51	1,823	1.14	(d)	1.84	(d)	2.14	(d)	54
Year ended 10/31/16	8.10	0.19	0.46	0.65	(0.09)	—	(0.09)	8.66	8.25	1,987	1.47		2.02		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	1,337	1.47		7.74		1.77		105
Year ended 10/31/14(e)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	1,411	1.46	(f)	10.11	(f)	1.94	(f)	38
Class R5
Year ended 10/31/17	8.66	0.19	1.32	1.51	(0.12)	(0.31)	(0.43)	9.74	18.51	10	1.14	(d)	1.65	(d)	2.14	(d)	54
Year ended 10/31/16	8.10	0.18	0.47	0.65	(0.09)	—	(0.09)	8.66	8.25	130	1.47		1.87		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47		7.64		1.77		105
Year ended 10/31/14(e)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	477	1.46	(f)	10.06	(f)	1.94	(f)	38
Class R6
Year ended 10/31/17	8.65	0.19	1.33	1.52	(0.12)	(0.31)	(0.43)	9.74	18.65	36,536	1.14	(d)	1.65	(d)	2.14	(d)	54
Year ended 10/31/16	8.10	0.19	0.45	0.64	(0.09)	—	(0.09)	8.65	8.12	36,970	1.47		1.87		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47		7.64		1.77		105
Year ended 10/31/14(e)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	155	1.46	(f)	10.06	(f)	1.94	(f)	38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000's omitted) of $6,293, $194, $24, $2,526, $119, and $37,018 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 17, 2013.
(f)	Annualized.

22                         Invesco Low Volatility Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Low Volatility Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Low Volatility Emerging Markets Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 17, 2013 (commencement of investment operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

23                         Invesco Low Volatility Emerging Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,072.80	$6.95	$1,018.50	$6.77	1.33%
Class C	1,000.00	1,068.70	10.85	1,014.72	10.56	2.08
Class R	1,000.00	1,071.80	8.25	1,017.24	8.03	1.58
Class Y	1,000.00	1,073.90	5.65	1,019.76	5.50	1.08
Class R5	1,000.00	1,073.90	5.65	1,019.76	5.50	1.08
Class R6	1,000.00	1,073.90	5.65	1,019.76	5.50	1.08

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Low Volatility Emerging Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Low Volatility Emerging Markets Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Deutschland GmbH currently manages assets of the Fund.

The Board noted that the Fund had only three years of performance history and compared the Fund’s investment performance during the past one and three calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Markets Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

25                         Invesco Low Volatility Emerging Markets Fund

Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one such mutual fund and the same as the rate of one such mutual fund. The Board noted that Invesco Advisers and its affiliates do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26                         Invesco Low Volatility Emerging Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	39.10%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0332	per share
Foreign Income	$0.3538	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Low Volatility Emerging Markets Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	LVEM-AR-1	12152017	1148

Annual Report to Shareholders October 31, 2017

Invesco Macro Allocation Strategy Fund

Nasdaq:
A: GMSDX ■ C: GMSEX ■ R: GMSJX ■ Y: GMSHX ■ R5: GMSKX ■ R6: GMSLX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
11	Consolidated Schedule of Investments
14	Consolidated Financial Statements
16	Notes to Consolidated Financial Statements
25	Financial Highlights
26	Auditor's Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Contracts
30	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Macro Allocation Strategy Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Macro Allocation Strategy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Macro Allocation Strategy Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays 3-Month Treasury Bellwether Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.55%
Class C Shares	5.90
Class R Shares	6.32
Class Y Shares	6.82
Class R5 Shares	6.93
Class R6 Shares	6.83
Bloomberg Barclays 3-Month Treasury Bellwether Index▼ (Broad Market/Style-Specific Index)	0.73
Lipper Absolute Return Funds Index∎ (Peer Group Index)	6.18
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

During the fiscal year ended October 31, 2017, each of the strategic asset classes in which the Fund invests (directly or indirectly through derivatives), with the exception of fixed income, provided positive contributions to Fund performance. Within the tactical allocation process, equities contributed to Fund performance while bonds and commodities detracted. For the reporting period, the Fund at NAV reported positive absolute performance.

    The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international equity, fixed income and commodity markets. The strategic allocation portion of the investment process, which is designed to drive approximately 20% of the Fund’s results over time, involves first selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 investments. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to the Fund’s portfolio, which are designed to drive the majority of the Fund’s results over time, are made on a monthly basis to try and take advantage of short-term market dynamics.

    The results from the smaller strategic allocation were positive for the reporting period as the risk-balanced exposure to equities and commodities proved beneficial and outperformed the Fund’s strategic exposure to bonds, the prices of which fell throughout the fiscal year.

    Results from the Fund’s tactical allocation process were beneficial in the aggregate for the reporting period, but exhibited mixed results across the different asset classes.

    The Fund’s tactical exposure to developed equity markets, achieved through futures and swaps, was the largest contributor to Fund results for the reporting period. Our long bias to the six developed equity markets (Europe, Asia ex-Japan, Japan, the UK, and US small- and large-caps) that are used in the strategy benefited Fund performance. From a regional perspective, the Fund’s overweight exposure to Asian equities led results in the asset class. Hong Kong equities posted strong gains and traded in sympathy with emerging markets, while Japanese equities powered higher throughout the reporting period based on increased exports. Overweight exposure to US large- and small-cap equities also boosted Fund performance as stocks surged after the US presidential election on the belief that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question after the first quarter of 2017, when it appeared that enacting significant regulatory and tax reform might be more difficult than previously anticipated. Despite the prospect of less accommodative monetary policy from the European Central Bank and uncertainty surrounding Brexit (the UK’s plan to leave the European Union), European and UK equities performed strongly during the reporting period due to improved economic data and positive confidence surveys, rewarding our overweight exposure to these markets.

    Tactical exposure to bonds detracted from Fund performance for the reporting period, and results were mixed across the different bond markets in which the strategy invests. Our short bias to Australian and US government bonds, particularly early in the reporting period, proved beneficial as yields jumped in the latter months of 2016; this produced a positive contribution from these two markets. Positioning across German, UK and Canadian government bonds suffered in February and June. In February, the strategy was short these markets when prices rallied meaningfully as fears of a renewed Greek financial crisis and fears of nationalist candidates gaining ground in European polls prompted investors to seek so-called “safe havens.”1 In June, major central banks indicated the need to increase interest rates and remove excessive monetary accommodation. These actions drove yields higher and hurt Fund performance, due to our overweight stance. These market events resulted in losses that outweighed our gains in the US and Australia.

Target Risk Allocation and
Notional Asset Weights as of 10/31/17
By asset class
Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	72.20%	53.37%
Fixed Income	3.60	-13.23
Commodities	24.20	18.29
Total	100.00	58.43
*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$43.1 million

4 Invesco Macro Allocation Strategy Fund

    The Fund’s tactical exposure to commodities also detracted from Fund performance for the reporting period. Commodity markets have been mired in an extended bear market, with many individual commodities struggling with oversupply and weak demand. While results for the asset class overall were negative, not all of the commodity sectors produced negative results. The largest detractor from Fund results within the asset class was our positioning in agricultural commodities. Many of these commodities, including grains and meats, were in a state of oversupply, which depressed prices, but not in a persistent fashion. Price trends across many of these commodities were very choppy, making tactical positioning difficult. Our general bias to be underweight or short these assets resulted in losses across most agricultural commodity exposures for the reporting period.

    Our exposure to energy commodities also weighed on Fund results. The energy commodity sector started the fiscal year plagued by high inventories and rising US production and rig counts. These conditions lasted throughout much of the first half of 2017. Oil and distillate prices then rebounded in the third quarter of 2017 as the US rig count declined and expectations rose for an extension of OPEC’s production cuts. Severe weather also affected energy prices in the third quarter of 2017 as hurricanes forced refinery shutdowns that further boosted prices. Natural gas prices rose at the beginning of the fiscal year, but those gains were not enough to outweigh the losses from rising US output at the end of the fiscal year. These countervailing forces produced choppy price action across energy commodities during the reporting period, again making positioning difficult. Our general long bias to these assets produced mixed results, with gains in heating oil and gas oil, but losses in Brent crude and West Texas Intermediate crude, natural gas and gasoline.

    Our exposure to precious metals also detracted from Fund results as we maintained a long bias over the reporting period, but prices of gold and silver declined. The metals were pressured as the US Federal Reserve raised short-term interest rates three times during the reporting period – in December 2016, and in March and June 2017 – and by expectations for another increase in December 2017. The Fund’s positioning in industrial metals produced positive results, which helped to offset tactical losses incurred in other commodity sectors. Increased industrial metals prices during the reporting period were supported by strong manufacturing and import growth data out of China and by indications that China intended to cut production to curb pollution. The Fund’s general overweight exposure to copper and aluminum benefited from these trends.

    Please note that our strategy is principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We thank you for your investment in Invesco Macro Allocation Strategy Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Macro Allocation
Strategy Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Allocation Strategy
Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Allocation Strategy
Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Allocation Strategy
Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Allocation Strategy
Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Assisted by the Invesco Global Asset Allocation Team

5 Invesco Macro Allocation Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 9/26/12

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Macro Allocation Strategy Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception	3.07%
5 Years	3.31
1 Year	0.66

Class C Shares
Inception	3.47%
5 Years	3.75
1 Year	4.96

Class R Shares
Inception	4.01%
5 Years	4.28
1 Year	6.32

Class Y Shares
Inception (9/26/12)	4.51%
5 Years	4.78
1 Year	6.82

Class R5 Shares
Inception	4.53%
5 Years	4.81
1 Year	6.93

Class R6 Shares
Inception	4.49%
5 Years	4.77
1 Year	6.83

On August 28, 2013, Class H1 shares converted to Class Y shares.

    Class A shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class C shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R5 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results;

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception	2.69%
5 Years	2.66
1 Year	-2.25

Class C Shares
Inception	3.12%
5 Years	3.09
1 Year	1.88

Class R Shares
Inception	3.64%
5 Years	3.61
1 Year	3.20

Class Y Shares
Inception (9/26/12)	4.15%
5 Years	4.12
1 Year	3.70

Class R5 Shares
Inception	4.17%
5 Years	4.14
1 Year	3.81

Class R6 Shares
Inception	4.13%
5 Years	4.10
1 Year	3.70

current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.45%, 2.20%, 1.70%, 1.20%, 1.20% and 1.20%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.87%, 2.62%, 2.12%, 1.62%, 1.51% and 1.51%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7 Invesco Macro Allocation Strategy Fund

Invesco Macro Allocation Strategy Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of a recent announcement by the Internal Revenue Service, the Fund intends to invest in commodity-linked notes: (a) directly, generally only to the extent that it obtains an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a) (36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
∎	Correlation risk. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |   MAY LOSE VALUE  |   NO BANK GUARANTEE

8 Invesco Macro Allocation Strategy Fund

on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency

9 Invesco Macro Allocation Strategy Fund

exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although the Fund’s investment strategy targets a specific volatility level, certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

∎	The Bloomberg Barclays 3-Month Treasury Bellwether Index measures the performance of Treasury bills with maturities of less than three months.
∎	The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10 Invesco Macro Allocation Strategy Fund

Consolidated Schedule of Investments

October 31, 2017

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–29.99%
U.S. Treasury Bills–12.53%(a)(b)
U.S. Treasury Bills	1.12%	01/04/2018	$585,000	$583,922
U.S. Treasury Bills	1.11%	02/08/2018	2,710,000	2,701,690
U.S. Treasury Bills	1.12%	02/08/2018	2,120,000	2,113,500
				5,399,112

U.S. Treasury Notes–17.46%(c)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate +0.27%)	1.38%	01/31/2018	2,640,000	2,642,071
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate +0.19%)	1.30%	04/30/2018	2,380,000	2,382,717
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate +0.17%)	1.28%	07/31/2018	2,500,000	2,503,825
				7,528,613
Total U.S. Treasury Securities (Cost $12,920,802)				12,927,725

			Shares

Money Market Funds–69.60%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(d)			17,033,082	17,033,082
Invesco STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 1.00%(d)			4,633,049	4,633,049
Treasury Portfolio–Institutional Class, 0.94%(d)			8,336,721	8,336,721
Total Money Market Funds (Cost $30,002,852)				30,002,852
TOTAL INVESTMENTS IN SECURITIES–99.59% (Cost $42,923,654)				42,930,577
OTHER ASSETS LESS LIABILITIES–0.41%				177,598
NET ASSETS–100.00%				$43,108,175

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Brent Crude	16	January-2018	$975,040	$85,807	$85,807
Cotton No. 2	17	December-2017	581,230	(37,370)	(37,370)
Gas Oil	19	December-2017	1,040,725	128,457	128,457
Gasoline Reformulated Blendstock Oxygenate Blending	19	December-2017	1,382,535	111,048	111,048
Heating Oil	13	April-2018	1,011,629	71,694	71,694
Silver	4	December-2017	333,860	(18,618)	(18,618)
Soybeans	2	July-2018	101,225	1,860	1,860
WTI Crude	7	April-2018	382,690	24,939	24,939
Subtotal — Commodity Risk				367,817	367,817
Dow Jones EURO STOXX 50 Index	96	December-2017	4,113,122	239,603	239,603
E-Mini Russell 2000 Index	40	December-2017	3,005,400	151,891	151,891
E-Mini S&P 500 Index	24	December-2017	3,087,240	104,236	104,236
FTSE 100 Index	42	December-2017	4,166,327	52,289	52,289
Hang Seng Index	23	November-2017	4,156,946	(2,040)	(2,040)
Tokyo Stock Price Index	30	December-2017	4,652,124	462,999	462,999
Subtotal — Equity Risk				1,008,978	1,008,978
U.S. Treasury Long Bonds	3	December-2017	457,406	(9,187)	(9,187)
Subtotal — Interest Rate Risk				(9,187)	(9,187)
Subtotal — Long Futures Contracts				$1,367,608	$1,367,608

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco  Macro Allocation Strategy Fund

Open Futures Contracts–(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Cocoa	14	March-2018	$(292,460)	$(1,032)	$(1,032)
Coffee	10	December-2017	(469,125)	8,290	8,290
Corn	21	December-2017	(363,038)	6,563	6,563
Wheat	7	December-2017	(146,475)	7,912	7,912
Subtotal — Commodity Risk				21,733	21,733
Australia 10 Year Bonds	2	December-2017	(197,248)	1,049	1,049
Canada 10 Year Bonds	8	December-2017	(852,213)	(3,114)	(3,114)
Euro Bonds	14	December-2017	(2,654,225)	(23,916)	(23,916)
Long Gilt	15	December-2017	(2,477,400)	(1,783)	(1,783)
Subtotal — Interest Rate Risk				(27,764)	(27,764)
Subtotal — Short Futures Contracts				(6,031)	(6,031)
Total Futures Contracts				$1,361,577	$1,361,577

Open Over-The-Counter Total Return Swap Agreements(e)
Counterparty	Pay/ Receive	Reference Entity(f)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47%	Monthly	1,460	January-2018	$191,833	$—	$6,596	$6,596
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	1,980	June-2018	321,038	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	14,600	September-2018	648,093	—	0	0
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	7,000	October-2018	815,555	—	7,725	7,725
Subtotal — Appreciation								—	14,321	14,321
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33	Monthly	2,200	October-2018	1,252,459	—	(30,626)	(30,626)
Barclays Bank PLC	Receive	Barclays Soybean Meal S2 Nearby Excess Return Index	0.30	Monthly	120	March-2018	121,440	—	(4,753)	(4,753)
Goldman Sachs International	Pay	Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index	0.15	Monthly	830	October-2018	171,468	—	(3,805)	(3,805)
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	4,780	October-2018	498,578	—	(4,049)	(4,049)
Subtotal — Depreciation								—	(43,233)	(43,233)
Total–Open Over-The-Counter Total Return Swap Agreements — Commodity Risk								$—	$(28,912)	$(28,912)

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2017.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(e)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(f)	The table below includes additional information regarding the underlying components of certain reference entities that are not publically available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco  Macro Allocation Strategy Fund

	Reference Entity Components
Reference Entity	Underlying Components	%
	Barclays Live Cattle Roll Yield Excess Return Index
	Long Futures Contracts
	Live Cattle	100%

	Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100%

	MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100%

	S&P GSCI Aluminum Dynamic Roll Index Excess Return Index
	Long Futures Contracts
	Aluminum	100%

	Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts
	Copper	100%

	Barclays Soybean Meal S2 Nearby Excess Return Index
	Long Futures Contracts
	Soybean Meal	100%

	Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index
	Long Futures Contracts
	Sugar	100%

	S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco  Macro Allocation Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $12,920,802)	$12,927,725
Investments in affiliated money market funds, at value and cost	30,002,852
Other investments:
Variation margin receivable — futures contracts	66,702
Swaps receivable — OTC	525
Unrealized appreciation on swap agreements — OTC	14,321
Deposits with brokers:
Cash collateral — OTC derivatives	40,000
Receivable for:
Fund shares sold	218,857
Dividends and interest	25,128
Investment for trustee deferred compensation and retirement plans	15,812
Other assets	52,144
Total assets	43,364,066

Liabilities:
Other investments:
Swaps payable — OTC	31,618
Unrealized depreciation on swap agreements — OTC	43,233
Payable for:
Fund shares reacquired	53,854
Accrued fees to affiliates	33,712
Accrued trustees’ and officers’ fees and benefits	1,897
Accrued other operating expenses	74,747
Trustee deferred compensation and retirement plans	16,830
Total liabilities	255,891
Net assets applicable to shares outstanding	$43,108,175

Net assets consist of:
Shares of beneficial interest	$41,620,027
Undistributed net investment income (loss)	13,744
Undistributed net realized gain	134,816
Net unrealized appreciation	1,339,588
$43,108,175

Net Assets:
Class A	$4,645,126
Class C	$7,398,210
Class R	$54,012
Class Y	$30,656,751
Class R5	$9,186
Class R6	$344,890

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	483,721
Class C	773,250
Class R	5,620
Class Y	3,179,841
Class R5	952
Class R6	35,804
Class A:
Net asset value per share	$9.60
Maximum offering price per share
(Net asset value of $9.60 ÷ 94.50%)	$10.16
Class C:
Net asset value and offering price per share	$9.57
Class R:
Net asset value and offering price per share	$9.61
Class Y:
Net asset value and offering price per share	$9.64
Class R5:
Net asset value and offering price per share	$9.65
Class R6:
Net asset value and offering price per share	$9.63

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco  Macro Allocation Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends from affiliated money market funds	$196,254
Interest	127,542
Total investment income	323,796

Expenses:
Advisory fees	508,419
Administrative services fees	50,000
Custodian fees	8,686
Distribution fees:
Class A	12,858
Class C	70,988
Class R	238
Transfer agent fees — A, C, R and Y	50,382
Transfer agent fees — R5	4
Transfer agent fees — R6	131
Trustees’ and officers’ fees and benefits	20,398
Registration and filing fees	115,195
Reports to shareholders	30,705
Professional services fees	81,622
Other	16,400
Total expenses	966,026
Less: Fees waived and expenses reimbursed	(383,109)
Net expenses	582,917
Net investment income (loss)	(259,121)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	22,167
Foreign currencies	(55,635)
Futures contracts	2,394,862
Swap agreements	(171,603)
2,189,791
Change in net unrealized appreciation (depreciation) of:
Investment securities	(15,347)
Futures contracts	1,079,946
Swap agreements	3,442
1,068,041
Net realized and unrealized gain	3,257,832
Net increase in net assets resulting from operations	$2,998,711

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco  Macro Allocation Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(259,121)	$(955,375)
Net realized gain	2,189,791	11,224,512
Change in net unrealized appreciation (depreciation)	1,068,041	(3,205,189)
Net increase in net assets resulting from operations	2,998,711	7,063,948

Distributions to shareholders from net investment income:
Class A	(772,744)	(166,666)
Class C	(831,705)	(98,610)
Class R	(5,116)	(476)
Class Y	(4,694,776)	(1,082,051)
Class R5	(1,244)	(236)
Class R6	(30,239)	(2,605,719)
Total distributions from net investment income	(6,335,824)	(3,953,758)

Share transactions–net:
Class A	(789,636)	(1,863,678)
Class C	283,439	(1,087,693)
Class R	14,526	15,171
Class Y	(4,893,657)	(11,607,532)
Class R6	121,068	(100,961,921)
Net increase (decrease) in net assets resulting from share transactions	(5,264,260)	(115,505,653)
Net increase (decrease) in net assets	(8,601,373)	(112,395,463)

Net assets:
Beginning of year	51,709,548	164,105,011
End of year (includes undistributed net investment income (loss) of $13,744 and $6,320,075, respectively)	$43,108,175	$51,709,548

Notes to Consolidated Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Macro Allocation Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

16                         Invesco  Macro Allocation Strategy Fund

trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

17                         Invesco  Macro Allocation Strategy Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually

18                         Invesco  Macro Allocation Strategy Fund

received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

19                         Invesco  Macro Allocation Strategy Fund

N.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective January 1, 2017, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.10%
Next $250 million	1.08%
Next $500 million	1.05%
Next $1.5 billion	1.03%
Next $2.5 billion	1.00%
Next $2.5 billion	0.98%
Next $2.5 billion	0.95%
Over $10 billion	0.93%

Prior to January 1, 2017, the Fund paid an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.50%
Over $10 billion	1.25%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 1.18%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). Prior to January 1, 2017, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.65%, 2.40%, 1.90%, 1.40%, 1.40% and 1.40%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $332,592 and reimbursed class level expenses of $6,053, $8,354, $56, $35,919, $4 and $131 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

20                         Invesco  Macro Allocation Strategy Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $893 in front-end sales commissions from the sale of Class A shares and $174 from Class C shares, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$—	$12,927,725	$—	$12,927,725
Money Market Funds	30,002,852	—	—	30,002,852
	30,002,852	12,927,725	—	42,930,577
Futures Contracts*	1,361,577	—	—	1,361,577
Swap Agreements*	—	(28,912)	—	(28,912)
Total Investments	$31,364,429	$12,898,813	$—	$44,263,242

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

21                         Invesco  Macro Allocation Strategy Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2017:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$446,570	$1,011,018	$1,049	$1,458,637
Unrealized appreciation on swap agreements — OTC	14,321	—	—	14,321
Total Derivative Assets	460,891	1,011,018	1,049	1,472,958
Derivatives not subject to master netting agreements	(446,570)	(1,011,018)	(1,049)	(1,458,637)
Total Derivative Assets subject to master netting agreements	$14,321	$—	$—	$14,321

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(57,020)	$(2,040)	$(38,000)	$(97,060)
Unrealized depreciation on swap agreements — OTC	(43,233)	—	—	(43,233)
Total Derivative Liabilities	(100,253)	(2,040)	(38,000)	(140,293)
Derivatives not subject to master netting agreements	57,020	2,040	38,000	97,060
Total Derivative Liabilities subject to master netting agreements	$(43,233)	$—	$—	$(43,233)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)
Subsidiary
Barclays Bank PLC	$6,604	$(35,536)	$(28,932)	$—	$—	$(28,932)
Goldman Sachs International	40	(3,875)	(3,835)	—	—	(3,835)
JPMorgan Chase Bank, N.A.	35	(4,092)	(4,057)	—	4,057	—
Merrill Lynch International	442	(31,212)	(30,770)	—	20,000	(10,770)
Morgan Stanley & Co. LLC	7,725	(136)	7,589	—	—	7,589
Total	$14,846	$(74,851)	$(60,005)	$—	$24,057	(35,948)

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$(1,184,298)	$4,159,321	$(580,161)	$2,394,862
Swap agreements	(171,603)	—	—	(171,603)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	196,282	811,060	72,604	1,079,946
Swap agreements	3,442	—	—	3,442
Total	$(1,156,177)	$4,970,381	$(507,557)	$3,306,647

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$43,814,416	$5,222,302

22                         Invesco  Macro Allocation Strategy Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$6,335,824	$3,953,758

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$791,026
Undistributed long-term gain	1,082,571
Net unrealized appreciation —investments	465,608
Temporary book/tax differences	(15,172)
Capital loss carryforward	(835,885)
Shares of beneficial interest	41,620,027
Total net assets	$43,108,175

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to futures contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2017, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$835,885	$—	$835,885

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

23                         Invesco  Macro Allocation Strategy Fund

NOTE 8—Investment Transactions

The aggregate amount of long-term U.S. Treasury obligations purchased and sold by the Fund during the year ended October 31, 2017 was $2,143,641 and $7,032,975, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$605,931
Aggregate unrealized (depreciation) of investments	(140,323)
Net unrealized appreciation of investments	$465,608

Cost of investments for tax purposes is $43,797,634.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of futures contracts, swap agreement income and subsidiary suspended passive losses, on October 31, 2017, undistributed net investment income (loss) was increased by $288,614, undistributed net realized gain was increased by $906,525 and shares of beneficial interest was decreased by $1,195,139. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	262,417	$2,502,087	129,199	$1,279,591
Class C	318,952	2,978,514	315,795	3,058,442
Class R	1,140	10,600	1,530	14,874
Class Y	2,196,857	20,535,016	2,456,126	24,345,778
Class R6	24,701	230,307	373,114	3,591,990

Issued as reinvestment of dividends:
Class A	75,549	698,067	16,934	161,717
Class C	68,885	638,566	9,852	94,186
Class R	423	3,926	31	297
Class Y	392,090	3,630,752	82,229	786,117
Class R6	3,135	28,995	272,540	2,605,482

Reacquired:
Class A	(426,075)	(3,989,790)	(339,177)	(3,304,986)
Class C	(353,558)	(3,333,641)	(434,039)	(4,240,321)
Class Y	(3,102,594)	(29,059,425)	(3,749,930)	(36,739,427)
Class R6(b)	(14,790)	(138,234)	(10,975,099)	(107,159,393)
Net increase (decrease) in share activity	(552,868)	$(5,264,260)	(11,840,895)	$(115,505,653)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 78% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	On February 18, 2016, 10,015,047 Class R6 shares valued at $97,847,008 were redeemed by affiliated mutual funds.

24                         Invesco  Macro Allocation Strategy Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$10.26	$(0.06)	$0.68	$0.62	$(1.28)	$—	$(1.28)	$9.60	6.55%	$4,645	1.41	%(d)	2.30	%(d)	(0.66	)%(d)	25%
Year ended 10/31/16	9.70	(0.13)	0.91	0.78	(0.22)	—	(0.22)	10.26	8.21	5,865	1.63		2.19		(1.31)		75
Year ended 10/31/15	10.02	(0.16)	0.18	0.02	(0.15)	(0.19)	(0.34)	9.70	0.18	7,418	1.70	(e)	2.03	(e)	(1.64	)(e)	0
Year ended 10/31/14	10.78	(0.17)	0.09	(0.08)	—	(0.68)	(0.68)	10.02	(0.64)	6,996	1.73		2.06		(1.68)		0
Year ended 10/31/13(f)	10.52	(0.04)	0.30	0.26	—	—	—	10.78	2.47	607	1.99	(g)	2.04	(g)	(1.92	)(g)	0
Class C
Year ended 10/31/17	10.20	(0.13)	0.69	0.56	(1.19)	—	(1.19)	9.57	5.90	7,398	2.16	(d)	3.05	(d)	(1.41	)(d)	25
Year ended 10/31/16	9.62	(0.20)	0.90	0.70	(0.12)	—	(0.12)	10.20	7.41	7,540	2.38		2.94		(2.06)		75
Year ended 10/31/15	9.94	(0.24)	0.18	(0.06)	(0.07)	(0.19)	(0.26)	9.62	(0.63)	8,155	2.45	(e)	2.78	(e)	(2.39	)(e)	0
Year ended 10/31/14	10.78	(0.24)	0.08	(0.16)	—	(0.68)	(0.68)	9.94	(1.42)	12,136	2.48		2.81		(2.43)		0
Year ended 10/31/13(f)	10.52	(0.05)	0.31	0.26	—	—	—	10.78	2.47	818	2.74	(g)	2.79	(g)	(2.67	)(g)	0
Class R
Year ended 10/31/17	10.25	(0.09)	0.70	0.61	(1.25)	—	(1.25)	9.61	6.42	54	1.66	(d)	2.55	(d)	(0.91	)(d)	25
Year ended 10/31/16	9.69	(0.15)	0.90	0.75	(0.19)	—	(0.19)	10.25	7.86	42	1.88		2.44		(1.56)		75
Year ended 10/31/15	10.00	(0.19)	0.20	0.01	(0.13)	(0.19)	(0.32)	9.69	0.00	24	1.95	(e)	2.28	(e)	(1.89	)(e)	0
Year ended 10/31/14	10.78	(0.19)	0.09	(0.10)	—	(0.68)	(0.68)	10.00	(0.83)	24	1.98		2.31		(1.93)		0
Year ended 10/31/13(f)	10.52	(0.04)	0.30	0.26	—	—	—	10.78	2.47	10	2.24	(g)	2.29	(g)	(2.17	)(g)	0
Class Y
Year ended 10/31/17	10.29	(0.04)	0.70	0.66	(1.31)	—	(1.31)	9.64	6.93	30,657	1.16	(d)	2.05	(d)	(0.41	)(d)	25
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.29	8.51	38,019	1.38		1.94		(1.06)		75
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	47,740	1.45	(e)	1.78	(e)	(1.39	)(e)	0
Year ended 10/31/14	10.79	(0.14)	0.08	(0.06)	—	(0.68)	(0.68)	10.05	(0.44)	36,645	1.48		1.81		(1.43)		0
Year ended 10/31/13	9.91	(0.19)	1.07	0.88	—	—	—	10.79	8.88	6,972	1.82		1.87		(1.75)		0
Class R5
Year ended 10/31/17	10.30	(0.04)	0.70	0.66	(1.31)	—	(1.31)	9.65	6.93	9	1.15	(d)	1.97	(d)	(0.40	)(d)	25
Year ended 10/31/16	9.74	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.30	8.50	10	1.38		1.83		(1.06)		75
Year ended 10/31/15	10.06	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.74	0.44	9	1.45	(e)	1.65	(e)	(1.39	)(e)	0
Year ended 10/31/14	10.79	(0.14)	0.09	(0.05)	—	(0.68)	(0.68)	10.06	(0.34)	10	1.48		1.69		(1.43)		0
Year ended 10/31/13(f)	10.52	(0.03)	0.30	0.27	—	—	—	10.79	2.57	10	1.75	(g)	1.80	(g)	(1.68	)(g)	0
Class R6
Year ended 10/31/17	10.29	(0.04)	0.69	0.65	(1.31)	—	(1.31)	9.63	6.83	345	1.15	(d)	1.97	(d)	(0.40	)(d)	25
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.29	8.51	234	1.38		1.83		(1.06)		75
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	100,759	1.45	(e)	1.65	(e)	(1.39	)(e)	0
Year ended 10/31/14	10.80	(0.14)	0.07	(0.07)	—	(0.68)	(0.68)	10.05	(0.53)	112,019	1.48		1.69		(1.43)		0
Year ended 10/31/13(f)	10.52	(0.03)	0.31	0.28	—	—	—	10.80	2.66	109,848	1.71	(g)	1.76	(g)	(1.64	)(g)	0

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $5,143, $7,099, $48, $30,521, $9 and $297 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11%.
(f)	Commencement date of August 28, 2013 for Class A, Class C, Class R, Class R5 and Class R6 shares, respectively.
(g)	Annualized.

25                         Invesco  Macro Allocation Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Macro Allocation Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Macro Allocation Strategy Fund and its subsidiary (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

26                         Invesco  Macro Allocation Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
1,Class	Beginning Account Value (05/01/17)	Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,034.50	$7.03	$1,018.30	$6.97	1.37%
C	1,000.00	1,031.30	10.85	1,014.52	10.76	2.12
R	1,000.00	1,033.30	8.30	1,017.04	8.24	1.62
Y	1,000.00	1,036.60	5.75	1,019.56	5.70	1.12
R5	1,000.00	1,036.50	5.75	1,019.56	5.70	1.12
R6	1,000.00	1,035.50	5.75	1,019.56	5.70	1.12

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco  Macro Allocation Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Macro Allocation Strategy Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund recently began operations and that comparative performance data for only the past four calendar years was available. The Board compared the Fund’s investment performance during the past one and three calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Absolute Return Funds Index. The Board noted that performance of Class Y shares of the Fund was in the first quintile of its performance universe for the one and three year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class Y shares of the Fund was above the performance of the Index for the one and three year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

28                         Invesco  Macro Allocation Strategy Fund

management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class Y shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearding costs to purchase research that shifts the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The

Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29                         Invesco  Macro Allocation Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	47.91%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30                         Invesco  Macro Allocation Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco  Macro Allocation Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco  Macro Allocation Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco  Macro Allocation Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  Macro Allocation Strategy Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MAS-AR-1	12192017	0934

Annual Report to Shareholders October 31, 2017

Invesco MLP Fund

Nasdaq:
A: ILPAX ▪ C: ILPCX ▪ R: ILPRX ▪ Y: ILPYX ▪ R5: ILPFX ▪ R6: ILPQX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Schedule of Investments
11 Financial Statements
13 Notes to Financial Statements
20 Financial Highlights
26 Auditor's Report
27 Fund Expenses
28 Approval of Investment Advisory and Sub-Advisory Contracts
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco MLP Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco MLP Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco MLP Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Alerian MLP Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.88%
Class C Shares	-5.45
Class R Shares	-5.12
Class Y Shares	-4.61
Class R5 Shares	-4.63
Class R6 Shares	-4.63
S&P 500 Index▼ (Broad Market Index)	23.63
Alerian MLP Index▼ (Style-Specific Index)	-3.39
Lipper Energy MLP Funds Index∎ (Peer Group Index)	-2.32
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper, Inc.

Market conditions and your Fund

Despite highly destructive hurricanes that threatened to derail a years-long recovery, the US economy continued to expand throughout the fiscal year ended October 31, 2017. Gross domestic product (GDP) – the value of all goods and services produced in the US – grew by 1.8% in the fourth quarter of 2016, by 1.2% in the first quarter and by 3.1% in the second quarter of 2017.1 Inflation remained subdued even as the labor market continued to strengthen. Unemployment continued its multiyear decline, hitting just 4.2% in September – a 16-year low.2

    Given signs of an improving economy, the US Federal Reserve (the Fed) raised interest rates three times during the reporting period, most recently in June 2017.3 The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.00% to 1.25% – up 75 basis points for the reporting period.3 (A basis point is 0.01%.)

    Despite the Fed’s actions, major US stock market indexes repeatedly hit all-time highs throughout the reporting period. The stock market rally began immediately following the outcome of the US presidential election in November 2016, based on investors’ hopes for reduced regulation, lowered corporate

Portfolio Composition
By MILP sector	% of total net assets

Refined Products Pipelines & Terminals	29.5%
Pipelines & Midstream Diversified	22.3
Gathering & Processing MLP	16.2
Midstream Diversified	10.5
Natural Gas Pipelines & Storage	8.1
Marine	3.1
General Partner (C-Corp.)	2.6
Refinery Logistics	1.5
Non-Traditional	1.4
Oilfield Services	1.1
Global Infrastructure	1.0
Gathering & Processing	0.9
General Partner (MLP)	0.8
Money Market Funds Plus Other Assets Less Liabilities	1.0

Top 10 Equity Holdings*
% of total net assets

1. Energy Transfer Partners, L.P.	10.5%
2. Magellan Midstream Partners, L.P.	9.3
3. MPLX L.P.	9.0
4. Enterprise Products Partners L.P.	8.2
5. Williams Partners L.P.	6.3
6. Plains All American Pipeline, L.P.	5.1
7. EQT Midstream Partners L.P.	3.6
8. GasLog Partners L.P.	3.1
9. Phillips 66 Partners L.P.	3.0
10. Rice Midstream Partners L.P.	2.8

Total Net Assets	$9.98 billion

Total Number of Holdings*	33

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2017.

and personal tax rates and increased infrastructure spending. The stock market rally continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence – even as the prospect for health care and tax reform faded somewhat.

    Given investor sentiment toward volatile commodity prices and uncertainty surrounding energy companies, master limited partnership (MLP) equities experienced losses during the reporting period, underperforming broad market equities. Additionally, Hurricane Harvey disrupted operations for companies with exposure to Gulf Coast infrastructure, though very little damage was seen at the asset level.

    A combination of effective OPEC production cuts and evidence of demand growth supported crude oil prices – from $48.14 per barrel at the beginning of the reporting period to $61.37 per barrel at the end. Natural gas prices, which aver aged $3.07 per million cubic feet, were essentially flat during the fiscal year.4

    In this environment, the Fund had a negative return and underperformed its style-specific benchmark during the reporting period. On an absolute basis, Fund holdings in the marine MLP sector contributed to the Fund’s performance. Pipelines and midstream diversified, as well as gathering and processing MLP sectors, were the largest detractors from the Fund’s absolute performance.

    The Fund underperformed its style-specific benchmark primarily due to security selection and overweight position in the pipelines and midstream diversified MLP sector. Security selection in the gathering and processing MLP sector, out-of-benchmark exposure to the general partner MLP sector, as well as a combination of security selection and overweight allocation in the natural gas pipelines and storage MLP sector also hurt the Fund’s relative performance.

    Positive contributors to the Fund’s performance relative to its style-specific benchmark included: security selection in and underweight exposure to the refined products pipelines and terminals MLP sector, security selection in and overweight exposure to the marine MLP sector, underweight exposure to the non-traditional MLP sector, and a lack of exposure to the propane MLP sector. Ancillary cash held by the Fund was also beneficial during the reporting period, given the overall decline in MLP equities.

4 Invesco MLP Fund

    Individual contributors to the Fund’s absolute performance included Enterprise Products Partners and ONEOK, Inc. (formerly, ONEOK Partners, L.P.). Enterprise Products Partners is one of the largest publicly traded MLPs with over 50,000 miles of pipelines carrying natural gas, natural gas liquid (NGL), crude oil, refined products and petrochemicals. It also owns salt dome storage capacity, natural gas processing plants, NGL fractionators and NGL import/export terminals in the Houston Ship Channel. During the fiscal year, Enterprise announced plans to develop an ethylene marine export terminal that would be connected to its existing Houston Ship Channel storage and systems, as well as plans to expand capacity at an existing natural gas processing facility in West Texas. Additionally, Enterprise increased its quarterly distribution during the fiscal year. ONEOK Partners was an owner of a premier NGL system that connects supply in the midcontinent, Permian and Rocky Mountains with key market centers. During the fiscal year, ONEOK Partners announced a definitive merger agreement in which ONEOK, Inc. would acquire all of its outstanding common stock at a significant increase to its previous day’s closing price. The acquisition completed at the end of the second quarter 2017, thus the Fund held a position in ONEOK, Inc. as of the end of the reporting period.

    Individual detractors from the Fund’s absolute performance included Energy Transfer Partners and Plains All American Pipeline. Energy Transfer Partners suffered setbacks and a halt in the development of its Rover natural gas pipeline in Ohio, which was set to deliver gas from the Marcellus shale to the Midwest in the second half of 2017. Plains All American Pipeline detracted following lower-than-expected second quarter 2017 earnings. Additionally, Plains reduced earnings guidance for the full year 2017 and 2018 and noted a potential distribution cut. During the reporting period, we viewed Plains as owning key pipeline infrastructure in the Permian basin and we added to the Fund’s position on share price weakness.

    During the reporting period, the Fund held overweight positions relative to its style-specific benchmark in the following MLP sectors: pipelines and midstream diversified, gathering and processing, natural gas pipelines and storage, and marine. The Fund held underweight positions in the following MLP sectors: non-traditional, coal, and refined products pipelines and terminals. Out-of-benchmark exposures included the following MLP sectors: general partner and oilfield services. The Fund lacked exposure to the propane MLP sector in which the style-specific benchmark had minor exposure.

    In general, we believed OPEC’s agreement to limit crude oil production to be beneficial for US production growth throughout 2017 and into 2018. Further, we believed the presidential administration’s focus on reducing overall regulation could benefit certain midstream energy companies in the process of receiving approvals for new projects. Additionally, we viewed the lifting of the US crude oil export ban as being instrumental for continued US midstream infrastructure buildout, which would also be beneficial for midstream services companies that tend to be influenced more by the volume, rather than by the price of energy.

    We believed that the Permian and Marcellus basins remained the strongest basins with drilling economics that were relatively attractive and production volumes insulated from downward pressure. Despite distribution cuts from upstream MLPs, our expectations for distribution growth among companies focused on refined products, natural gas pipelines and storage remained positive, given the contractual nature of existing cash flows, combined with a healthy project backlog. In general, the Fund remained focused on companies that exhibit a relatively high fee-based cash flow, have access to a growing asset base through both organic capital expenditures and acquisitions, and operate in what we view to be the most attractive natural resource basins in the US.

    As always, we thank you for your investment in Invesco MLP Fund.

1	Source: Bureau of Economic Analysis
2	Sources: Bureau of Labor Statistics, Bloomberg L.P.
3	Source: US Federal Reserve
4	Source: Bloomberg L.P.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr. Portfolio Manager, is lead manager of Invesco MLP Fund. He is Head of Global Securities with

Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund. He joined
Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.
James Cowen Portfolio Manager, is manager of Invesco MLP Fund. He joined Invesco in 2000. Mr. Cowen earned a
Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.
Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund. He joined
Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.
Darin Turner Portfolio Manager, is manager of Invesco MLP Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.
Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund. She joined
Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5 Invesco MLP Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 8/29/14

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.

Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco MLP Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (8/29/14)	-14.78%
1 Year	-10.07

Class C Shares
Inception (8/29/14)	-13.89%
1 Year	-6.35

Class R Shares
Inception (8/29/14)	-13.47%
1 Year	-5.12

Class Y Shares
Inception (8/29/14)	-12.99%
1 Year	-4.61

Class R5 Shares
Inception (8/29/14)	-13.04%
1 Year	-4.63

Class R6 Shares
Inception (8/29/14)	-13.04%
1 Year	-4.63

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.98%, 2.73%, 2.23%, 1.73%, 1.73% and 1.73%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 5.45%, 6.20%, 5.70%, 5.20%, 5.14% and 5.14%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/29/14)	-13.97%
1 Year	-10.58

Class C Shares
Inception (8/29/14)	-13.04%
1 Year	-6.86

Class R Shares
Inception (8/29/14)	-12.60%
1 Year	-5.47

Class Y Shares
Inception (8/29/14)	-12.16%
1 Year	-5.14

Class R5 Shares
Inception (8/29/14)	-12.16%
1 Year	-5.14

Class R6 Shares
Inception (8/29/14)	-12.16%
1 Year	-5.14

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2018. See current prospectus for more information.

7 Invesco MLP Fund

Invesco MLP Fund’s investment objective is capital appreciation and, secondarily, income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Deferred tax risk. The Fund is classified for federal tax purposes as a taxable regular corporation or so-called Sub-chapter “C” corporation. As a “C” corporation, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The Fund will not benefit from the current favorable federal income tax rates on long-term capital gains and Fund income, losses and expenses will not be passed through to the Fund’s shareholders. An investment strategy whereby a fund is taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively recent strategy for open-end registered investment companies such as the Fund. This strategy involves complicated accounting, tax, net asset value (NAV) and share valuation aspects that would cause the Fund to differ significantly from most other open-end registered investment companies.
∎	Energy infrastructure MLP risk. The Fund will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors, including reduced volumes of energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of the natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates which could drive investors into other investment opportunities; environmental damage claims; and threats of attack by terrorists on energy assets.
In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	MLP risk. The Fund invests principally in securities of MLPs, which are subject to the following risks:
-	Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code of 1986, as amended (the Code). Although the characteristics of MLPs closely resemble a

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco MLP Fund

traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP.
-	Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.
-	Interest rate risk. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
-	General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.
∎	MLP tax risk. MLPs taxed as partnerships do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for U.S. federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Alerian MLP Index is designed to capture the performance of energy master limited partnerships (MLPs).
∎	The Lipper Energy MLP Funds Index is an unmanaged index considered representative of energy MLP funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Sector classifications used in this report are generally according to the Energy MLP Classification Standard, which was developed by and is the exclusive property and a service mark of Alerian.

9 Invesco MLP Fund

Schedule of Investments(a)

October 31, 2017

	Units	Value
Master Limited Partnerships–93.42%
Gathering & Processing MLP–16.22%
Antero Midstream Partners L.P.	8,360	$239,932
DCP Midstream, L.P.	8,196	271,124
Enable Midstream Partners, L.P.	4,316	65,128
EnLink Midstream Partners, L.P.	8,023	122,832
EQT Midstream Partners L.P.	4,966	362,816
Rice Midstream Partners L.P.	13,634	282,769
Western Gas Partners, L.P.	5,720	273,931
		1,618,532

General Partner (MLP)–0.75%
Energy Transfer Equity, L.P.	4,245	75,349

Marine–3.09%
GasLog Partners L.P. (Monaco)	12,968	307,990

Midstream Diversified–10.48%
Energy Transfer Partners, L.P.	60,025	1,045,035

Natural Gas Pipelines & Storage–8.08%
Boardwalk Pipeline Partners, L.P.	14,983	210,062
Cheniere Energy Partners, L.P.	9,117	255,185
Tallgrass Energy Partners L.P.	5,799	253,068
TC Pipelines, L.P.	1,643	87,555
		805,870

Non-Traditional–1.43%
Westlake Chemical Partners L.P.	6,394	142,266

Pipelines & Midstream Diversified–22.32%
Enbridge Energy Partners, L.P.	17,719	267,203
Enterprise Products Partners L.P.	33,340	816,830
Plains All American Pipeline, L.P.	25,630	511,831
Williams Partners L.P.	17,023	630,532
		2,226,396

Refined Products Pipelines & Terminals–29.51%
Andeavor Logistics L.P.	5,372	242,707
Buckeye Partners, L.P.	3,065	162,782
Delek Logistics Partners L.P.	4,086	125,440
Genesis Energy, L.P.	7,192	167,502

	Units	Value
Refined Products Pipelines & Terminals–(continued)
Magellan Midstream Partners, L.P.	13,541	$930,402
MPLX L.P.	25,352	893,912
PBF Logistics L.P.	6,113	120,426
Phillips 66 Partners L.P.	5,973	301,099
		2,944,270

Refinery Logistics–1.54%
Shell Midstream Partners, L.P.	6,064	154,086
Total Master Limited Partnerships (Cost $9,925,985)		9,319,794

	Shares
Common Stocks–5.57%
Gathering & Processing–0.90%
Targa Resources Corp.	2,164	89,806

General Partner (C-Corp.)–2.63%
ONEOK, Inc.	1,329	72,110
Williams Cos., Inc. (The)	6,662	189,867
		261,977

Global Infrastructure–0.99%
Cheniere Energy, Inc.(b)	2,104	98,341

Oilfield Services–1.05%
U.S. Silica Holdings, Inc.	3,449	105,229
Total Common Stocks (Cost $599,737)		555,353

Money Market Funds–0.96%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(c)	57,682	57,682
Invesco Treasury Portfolio–Institutional Class, 0.94%(c)	38,455	38,455
Total Money Market Funds (Cost $96,137)		96,137
TOTAL INVESTMENTS IN SECURITIES–99.95% (Cost $10,621,859)		9,971,284
OTHER ASSETS LESS LIABILITIES–0.05%		4,620
NET ASSETS–100.00%		$9,975,904

Notes to Schedule of Investments:

(a)	Sector classifications used in this report are generally according to the Energy MLP Classification Standard, which was developed by and is the exclusive property and a service mark of Alerian.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco MLP Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $10,525,722)	$9,875,147
Investments in affiliated money market funds, at value and cost	96,137
Receivable for:
Fund shares sold	6,446
Dividends	44,642
Fund expenses absorbed	186,958
Deferred tax asset, net	0
Other assets	44,904
Total assets	10,254,234

Liabilities:
Payable for:
Fund shares reacquired	1,190
Accrued fees to affiliates	10,348
Accrued trustees’ and officers’ fees and benefits	1,955
Accrued other operating expenses	264,837
Total liabilities	278,330
Net assets applicable to shares outstanding	$9,975,904

Net assets consist of:
Shares of beneficial interest	$13,521,155
Undistributed net investment income (loss), net of taxes	(1,422,768)
Undistributed net realized gain (loss), net of taxes	(1,471,908)
Net unrealized appreciation (depreciation), net of taxes	(650,575)
$9,975,904

Net Assets:
Class A	$3,618,679
Class C	$1,087,529
Class R	$347,249
Class Y	$4,911,507
Class R5	$5,470
Class R6	$5,470

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	662,333
Class C	199,327
Class R	63,569
Class Y	898,704
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$5.46
Maximum offering price per share
(Net asset value of $5.46 ÷ 94.50%)	$5.78
Class C:
Net asset value and offering price per share	$5.46
Class R:
Net asset value and offering price per share	$5.46
Class Y:
Net asset value and offering price per share	$5.47
Class R5:
Net asset value and offering price per share	$5.46
Class R6:
Net asset value and offering price per share	$5.46

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco MLP Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends (net of return of capital distributions of $669,624)	$41,332
Dividends from affiliated money market funds	881
Total investment income	42,213

Expenses:
Advisory fees	110,203
Administrative services fees	50,000
Custodian fees	8,136
Distribution fees:
Class A	11,462
Class C	12,233
Class R	1,455
Transfer agent fees — A, C, R and Y	19,973
Transfer agent fees — R5	6
Transfer agent fees — R6	6
Trustees’ and officers’ fees and benefits	20,392
Registration and filing fees	82,968
Reports to shareholders	19,804
Professional services fees	189,888
Taxes	2,072
Other	9,123
Total expenses, before waivers and taxes	537,721
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(393,687)
Net expenses, before taxes	144,034
Net investment income (loss), before taxes	(101,821)
Net tax expense (benefit)	0
Net investment income (loss), net of taxes	(101,821)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	282,901
Net tax expense (benefit)	0
Net realized gain, net of taxes	282,901
Change in net unrealized appreciation (depreciation) of:
Investment securities	(882,581)
Net tax expense (benefit)	0
Net change in net unrealized appreciation (depreciation) of investment securities, net of taxes	(882,581)
Net realized and unrealized gain (loss), net of taxes	(599,680)
Net increase (decrease) in net assets resulting from operations	$(701,501)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco MLP Fund

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss), net of taxes	$(101,821)	$(80,805)
Net realized gain (loss), net of taxes	282,901	(575,663)
Change in net unrealized appreciation (depreciation), net of taxes	(882,581)	1,016,948
Net increase (decrease) in net assets resulting from operations	(701,501)	360,480

Return of Capital:
Class A	(241,759)	(182,591)
Class C	(55,987)	(25,040)
Class R	(14,486)	(8,321)
Class Y	(273,122)	(163,922)
Class R5	(344)	(358)
Class R6	(344)	(358)
Total return of capital	(586,042)	(380,590)

Share transactions–net:
Class A	23,111	1,616,085
Class C	(55,702)	1,089,108
Class R	139,522	176,423
Class Y	2,025,103	1,433,308
Net increase in net assets resulting from share transactions	2,132,034	4,314,924
Net increase in net assets	844,491	4,294,814

Net assets:
Beginning of year	9,131,413	4,836,599
End of year (includes undistributed net investment income (loss), net of taxes of $(1,422,768) and $(725,036), respectively)	$9,975,904	$9,131,413

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco MLP Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is capital appreciation and secondarily income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

13                         Invesco  MLP Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions, if any, are declared and paid quarterly and are recorded on the ex-dividend date. The estimated characterization of the distribution paid will be either ordinary income or a return of capital. The actual tax character of a distribution made by the Fund will not be determined until after the Fund’s fiscal year end. It is anticipated that a significant portion of a distribution will be return of capital.

14                         Invesco  MLP Fund

E.	Master Limited Partnerships — The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.	Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded. For the year ended October 31, 2017, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
G.	Federal Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a regular corporation, the Fund may be subject to state and local taxes in jurisdictions in which the MLPs operate. The estimate state tax rate is based on a periodic analysis of the Fund’s holdings. The Fund may also be subject to a federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.

Taxes include current and deferred taxes. Current taxes reflect the estimated tax liability of the Fund as of a measurement date based on taxable income. Deferred taxes reflect estimates of (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (iii) the net tax benefit of accumulated net operating losses, capital loss carryforwards and other tax attributes.

The Fund’s deferred tax asset (“DTA”) and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A DTA will be recognized for temporary book/tax differences, net of unrealized losses, and carryforwards (net operating losses, capital loss carryforward, or tax credits). To the extent the Fund has a DTA, the Fund will assess whether a valuation allowance is required to offset the value of a portion, or all, of the DTA. Prior year ordinary income or capital gains (carrybacks), unrealized net gains, future reversals of existing taxable timing differences, forecast of future profitability (based on historical evidence), potential tax planning strategies, unsettled circumstances, and other evidence will be used in determining the valuation allowance. The valuation allowance is reviewed periodically and the Fund may modify its estimates or assumptions regarding the net deferred tax asset or liability balances and any applicable valuation allowance.

The Fund recognizes interest and penalties associated with underpayment of federal and state income taxes, if any, in tax expense. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

15                         Invesco  MLP Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1.0 billion	1.00%
Next $1.5 billion	0.95%
Next $2.0 billion	0.93%
Next $3.5 billion	0.91%
Over $8 billion	0.90%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 1.00%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to January 1, 2017, The Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees and reimbursed fund level expenses of $373,701 and reimbursed class level expenses of $8,182, $2,183, $519, $8,760, $6 and $6 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $1,826 in front-end sales commissions from the sale of Class A shares and $84 from Class C shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco  MLP Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2017, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were no material transfers between valuation levels.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $330.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Total taxes have been computed by applying the federal statutory tax rate of 34% plus a blended state and other tax rate of 2.73%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before taxes in computing its total tax expense (benefit).

The provision for taxes differs from the amount derived from applying the statutory tax rate to net investment income (loss) and realized and unrealized gains (losses) before taxes at period-end as follows:

Provision at statutory rates	$(239,191)	34.00%
State and other taxes, net of federal tax benefit	(15,288)	2.17
Permanent differences, current period	(3,356)	0.48
Valuation allowance	256,663	(36.48)
Return to provision	1,172	(0.17)
Total	$0	0.00%

17                         Invesco  MLP Fund

Components of the Fund’s Net Deferred Tax Asset at Period-End:

Deferred Tax Assets:
Net operating loss carryforward	$149,267
Capital loss carryforward	580,544
Unrealized gains on investment securities	126,629
Total Deferred Tax Assets	856,440
Valuation allowance	(856,440)
Deferred Tax Asset, Net	$0

The Fund has a capital loss carryforward as of October 31, 2017, of $1,621,958. Capital losses may be carried forward for 5 years and accordingly, would begin to expire as of October 31, 2019.

The Fund has a federal net operating loss carryforward as of October 31, 2017, of $417,212, which expires in 2034. As of October 31, 2017, the Fund has state net operating losses of approximately $412,030. If not utilized, these net operating losses will expire in various years through October 31, 2037.

At October 31, 2017, based on the net unrealized losses on the Fund’s investment securities, the Fund has recorded a valuation allowance to offset the DTA as the Fund has determined at October 31, 2017 based on historical evidence it is unlikely the DTA will be realized.

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Return of capital	$586,042	$380,590

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $12,182,875 and $10,086,269, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$138,624
Aggregate unrealized (depreciation) of investments	(491,081)
Net unrealized appreciation (depreciation) of investments	$(352,457)

Cost of investments for tax purposes is $10,323,741.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dividends received, on October 31, 2017, undistributed net investment income (loss) was decreased by $9,869 and shares of beneficial interest was increased by $9,869. This reclassification had no effect on the net assets of the Fund.

18                         Invesco  MLP Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	296,058	$1,878,977	320,430	$1,847,014
Class C	87,078	549,317	182,453	1,102,203
Class R	29,368	173,908	33,865	174,013
Class Y	640,024	4,089,555	292,748	1,626,732

Issued as reinvestment of dividends:
Class A	27,561	166,884	20,756	117,814
Class C	7,831	47,155	3,359	19,487
Class R	2,368	14,173	1,379	7,992
Class Y	20,960	126,518	11,016	63,540

Reacquired:
Class A	(329,385)	(2,022,750)	(58,763)	(348,743)
Class C	(107,583)	(652,174)	(5,647)	(32,582)
Class R	(7,876)	(48,559)	(944)	(5,582)
Class Y(b)	(346,686)	(2,190,970)	(43,714)	(256,964)
Net increase in share activity	319,718	$2,132,034	756,938	$4,314,924

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 16% of the outstanding shares of the Fund are owned by the Adviser or an affiliated of the Adviser.
(b)	On March 14, 2017, 175,247 Class Y shares valued at $1,140,858 were sold by the Adviser or an affiliate of the Adviser.

19                         Invesco  MLP Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Years ended October 31,
	2017		2016	2015	2014(a)
Net asset value, beginning of period	$6.06		$6.45	$9.35	$10.00
Net investment income (loss)(b)	(0.06)		(0.07)	(0.09)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.21)		0.02	(2.51)	(0.64)
Total from investment operations	(0.27)		(0.05)	(2.60)	(0.65)
Less:
Return of capital	(0.33)		(0.34)	(0.30)	—
Net asset value, end of period	$5.46		$6.06	$6.45	$9.35
Total return(c)	(4.88)%		(0.14)%	(28.30)%	(6.50)%
Net assets, end of period (000’s omitted)	$3,619		$4,050	$2,489	$1,931
Portfolio turnover rate(d)	93%		57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.33	%(e)	1.50%	1.50%	1.49	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.33	%(e)	1.50%	1.50%	1.49	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	4.90	%(e)	4.75%	6.37%	72.56	%(f)
Ratio of net investment income (loss), before taxes	(0.95	)%(e)	(1.28)%	(1.16)%	(0.54	)%(f)
Ratio of net investment income (loss), after taxes(h)	(0.95	)%(e)	(1.28)%	(1.16)%	(0.54	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $4,585.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

20                         Invesco  MLP Fund

NOTE 11—Financial Highlights—(continued)

	Class C
	Years ended October 31,
	2017		2016	2015	2014(a)
Net asset value, beginning of period	$6.05		$6.45	$9.34	$10.00
Net investment income (loss)(b)	(0.10)		(0.12)	(0.16)	(0.02)
Net gains (losses) on securities (both realized and unrealized)	(0.21)		0.02	(2.49)	(0.64)
Total from investment operations	(0.31)		(0.10)	(2.65)	(0.66)
Less:
Return of capital	(0.28)		(0.30)	(0.24)	—
Net asset value, end of period	$5.46		$6.05	$6.45	$9.34
Total return(c)	(5.45)%		(1.08)%	(28.78)%	(6.60)%
Net assets, end of period (000’s omitted)	$1,088		$1,283	$205	$1,713
Portfolio turnover rate(d)	93%		57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	2.08	%(e)	2.25%	2.25%	2.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	2.08	%(e)	2.25%	2.25%	2.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	5.65	%(e)	5.50%	7.12%	73.31	%(f)
Ratio of net investment income (loss), before taxes	(1.70	)%(e)	(2.03)%	(1.91)%	(1.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.70	)%(e)	(2.03)%	(1.91)%	(1.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,223.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

21                         Invesco  MLP Fund

NOTE 11—Financial Highlights—(continued)

	Class R
	Years ended October 31,
	2017		2016	2015	2014(a)
Net asset value, beginning of period	$6.06		$6.45	$9.35	$10.00
Net investment income (loss)(b)	(0.07)		(0.09)	(0.11)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.22)		0.03	(2.51)	(0.64)
Total from investment operations	(0.29)		(0.06)	(2.62)	(0.65)
Less:
Return of capital	(0.31)		(0.33)	(0.28)	—
Net asset value, end of period	$5.46		$6.06	$6.45	$9.35
Total return(c)	(5.12)%		(0.39)%	(28.48)%	(6.50)%
Net assets, end of period (000’s omitted)	$347		$241	$35	$21
Portfolio turnover rate(d)	93%		57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.58	%(e)	1.75%	1.75%	1.74	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.58	%(e)	1.75%	1.75%	1.74	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	5.15	%(e)	5.00%	6.62%	72.80	%(f)
Ratio of net investment income (loss), before taxes	(1.20	)%(e)	(1.53)%	(1.41)%	(0.79	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.20	)%(e)	(1.53)%	(1.41)%	(0.79	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $291.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

22                         Invesco  MLP Fund

NOTE 11—Financial Highlights—(continued)

	Class Y
	Years ended October 31,
	2017		2016	2015	2014(a)
Net asset value, beginning of period	$6.07		$6.46	$9.36	$10.00
Net investment income (loss)(b)	(0.04)		(0.06)	(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.22)		0.03	(2.51)	(0.63)
Total from investment operations	(0.26)		(0.03)	(2.58)	(0.64)
Less:
Return of capital	(0.34)		(0.36)	(0.32)	—
Net asset value, end of period	$5.47		$6.07	$6.46	$9.36
Total return(c)	(4.61)%		0.14%	(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$4,912		$3,545	$2,094	$1,628
Portfolio turnover rate(d)	93%		57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.08	%(e)	1.25%	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.08	%(e)	1.25%	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	4.65	%(e)	4.50%	6.12%	72.31	%(f)
Ratio of net investment income (loss), before taxes	(0.70	)%(e)	(1.03)%	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(0.70	)%(e)	(1.03)%	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $4,909.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

23                         Invesco  MLP Fund

NOTE 11—Financial Highlights—(continued)

	Class R5
	Years ended October 31,
	2017		2016	2015	2014(a)
Net asset value, beginning of period	$6.06		$6.46	$9.36	$10.00
Net investment income (loss)(b)	(0.04)		(0.06)	(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.22)		0.02	(2.51)	(0.63)
Total from investment operations	(0.26)		(0.04)	(2.58)	(0.64)
Less:
Return of capital	(0.34)		(0.36)	(0.32)	—
Net asset value, end of period	$5.46		$6.06	$6.46	$9.36
Total return(c)	(4.63)%		(0.03)%	(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$5		$6	$6	$9
Portfolio turnover rate(d)	93%		57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.08	%(e)	1.25%	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.08	%(e)	1.25%	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	4.57	%(e)	4.44%	6.10%	72.28	%(f)
Ratio of net investment income (loss), before taxes	(0.70	)%(e)	(1.03)%	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(0.70	)%(e)	(1.03)%	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $6.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

24                         Invesco  MLP Fund

NOTE 11—Financial Highlights—(continued)

	Class R6
	Years ended October 31,
	2017		2016	2015	2014(a)
Net asset value, beginning of period	$6.06		$6.46	$9.36	$10.00
Net investment income (loss)(b)	(0.04)		(0.06)	(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.22)		0.02	(2.51)	(0.63)
Total from investment operations	(0.26)		(0.04)	(2.58)	(0.64)
Less:
Return of capital	(0.34)		(0.36)	(0.32)	—
Net asset value, end of period	$5.46		$6.06	$6.46	$9.36
Total return(c)	(4.63)%		(0.03)%	(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$5		$6	$6	$9
Portfolio turnover rate(d)	93%		57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.08	%(e)	1.25%	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.08	%(e)	1.25%	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	4.57	%(e)	4.44%	6.10%	72.23	%(f)
Ratio of net investment income (loss), before taxes	(0.70	)%(e)	(1.03)%	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(0.70	)%(e)	(1.03)%	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $6.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

25                         Invesco  MLP Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco MLP Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco MLP Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period August 29, 2014 (commencement of investment operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

26                         Invesco MLP Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (05/01/17)	Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$877.40	$6.06	$1,018.75	$6.51	1.28%
C	1,000.00	875.40	9.60	1,014.97	10.31	2.03
R	1,000.00	876.30	7.24	1,017.49	7.78	1.53
Y	1,000.00	878.80	4.88	1,020.01	5.24	1.03
R5	1,000.00	878.50	4.88	1,020.01	5.24	1.03
R6	1,000.00	878.50	4.88	1,020.01	5.24	1.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco  MLP Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco MLP Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board noted that the Fund had only two years of performance history and compared the Fund’s investment performance during the past one and two calendar years to the performance of funds in the Broadridge performance universe and against Lipper Energy MLP Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and two year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and two year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the

28                         Invesco MLP Fund

Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29                         Invesco MLP Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco MLP Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MLP-AR-1	12182017	1002

Annual Report to Shareholders October 31, 2017

Invesco Multi-Asset Income Fund

Nasdaq:
A: PIAFX ▪ C: PICFX ▪ R: PIRFX ▪ Y: PIYFX ▪ R5: IPNFX ▪ R6: PIFFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
13	Schedule of Investments
31	Financial Statements
33	Notes to Financial Statements
43	Financial Highlights
44	Auditor's Report
45	Fund Expenses
46	Approval of Investment Advisory and Sub-Advisory Contracts
48	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Multi-Asset Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Multi-Asset Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Multi-Asset Income Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Multi-Asset Income Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.64%
Class C Shares	8.83
Class R Shares	9.37
Class Y Shares	9.91
Class R5 Shares	9.81
Class R6 Shares	9.91
Bloomberg Barclays U.S. Aggregate Index▼ (Broad Market Index)	0.90
Custom Invesco Multi-Asset Income Index∎ (Style-Specific Index)	12.27
Lipper Mixed-Asset Target Allocation Conservative Funds Index◆ (Peer Group Index)	7.82

Source(s): ▼FactSet Research Systems, Inc.; ∎Invesco, FactSet Research Systems, Inc.; ◆Lipper Inc.

Market conditions and your Fund

For the fiscal year ended October 31, 2017, Invesco Multi-Asset Income Fund, at NAV, provided positive returns, led by gains in US large-cap preferred equities, US high yield securities, US mortgage real estate investment trusts (REITs), emerging market government bonds and master limited partnerships (MLPs). Conversely, equity REITs and US 30-year STRIPS were the only strategic asset classes that detracted from Fund performance. Tactical allocation shifts helped Fund performance, with the strategy maintaining a consistent overweight allocation to equity risk, which proved timely. The tactical step of the investment process allows the Fund to adapt to short-term market dynamics by shifting its sensitivity to equity or fixed income markets, which are used as proxies for risk metrics incurred within the strategic allocation.

    Preferred securities were the top contributor to Fund performance for the reporting period. Over the fiscal year, the asset class experienced a positive change in overall sentiment after a dismal 2016. The tide turned on multiple fronts. Bank and insurance fundamentals were strong and improving, and capital levels appeared likely to remain healthy and supportive for preferred investors. While markets were potentially underestimating the speed of future US Federal Reserve (the Fed) interest rate hikes, recent rate hikes by the Fed point to a cautious approach.

    The US high yield market also contributed to Fund performance for the fiscal year. This was consistent with a market environment in which investors favored riskier investments. Moreover, tightening credit spreads across the rating spectrum enhanced the Fund’s coupon income. Additionally, energy prices, which rallied substantially over the reporting period, exerted positive influence on the performance of high yield securities, leading to firmer prices and tightening credit spreads in the high yield energy sub-sector.

    Mortgage REITs (i.e., bundles of mortgages that pass homeowners’ payments on to investors) also contributed to Fund performance for the reporting period. Despite the Fed moving toward a tightening stance in monetary policy, many conditions improved for the asset class during the reporting period. Chief among them were steadily falling mortgage default rates, rising housing prices, a stronger economy and a declining unemployment rate. All these factors enhanced the ability of homeowners to service their debt, which in turn aided mortgage REIT dividend payments and security prices.

    Exposure to emerging market debt also contributed to Fund performance. The asset class’ performance often exhibits an inherent inverse correlation with the valuation of the US dollar. This feature stems from the fact that dollar-denominated debt becomes more expensive to service with a weaker local currency. This phenomenon was experienced at the beginning of the reporting period, given expectations of higher growth and inflation in the US. Weakening of the dollar due to softening economic data points, concerns about the implementation of increased infrastructure spending, the possibility of a major tax overhaul and efforts to repeal the Affordable Care Act by the new administration all proved supportive of emerging market debt. During the reporting period, market participants acknowledged the widespread and synchronized growth in emerging economies, with aggregate manufacturing data exhibiting signs of expansion. While a global normalization of monetary policy

Portfolio Composition
By security type	% of total net assets

U.S. Dollar-Denominated Bonds & Notes	40.0%
Preferred Stocks	22.0
Common Stocks & Other Equity Interests	14.4
U.S. Treasury Securities	8.3
Exchange-Traded Notes	8.2
Non-U.S. Dollar-Denominated Bonds & Notes	0.2
Variable Rate Senior Loan Interests	0.1
Money Market Funds Plus Other Assets Less Liabilities	6.8

Top Five Debt Issuers
% of total net assets

1.	U.S. Treasury Securities	8.3%
2.	El Salvador Government International Bond	0.6
3.	Kazakhstan Government International Bond	0.6
4.	Argentine Republic Government International Bond	0.6
5.	Mexico Government International Bond	0.6

Total Net Assets	$657.1 million

Total Number of Holdings*	709

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2017.

4                         Invesco Multi-Asset Income Fund

could temporarily hamper performance in emerging market assets, a more gradual approach to this normalization process should be supportive.

    MLPs, another contributor to Fund performance, tend to perform in unison with energy commodities. With the outcome of last year’s presidential election outcome elevating expectations of increased infrastructure spending, prices of West Texas Intermediate crude oil recovered from its early 2016 lows, which in turn pushed valuations of MLPs higher. While crude prices remained fairly range bound for the remainder of the reporting period, rig counts and production trends continued to improve the supply/demand balance, further supporting MLPs.

    The top detractor from Fund performance was our exposure to 30-year US STRIPS. By the nature of its design, this type of security tends to exhibit significant sensitivity to changes in interest rates. This is the role this asset plays in the portfolio: providing some protection in the event of market contraction leading to lower interest rates. With the Fed gradually raising rates, US STRIPS struggled for most of the reporting period.

    The Fund’s tactical allocation was a net contributor to overall results. While overweight exposure to equity markets proved beneficial to Fund performance, the Fund’s sovereign debt exposure represented a challenge. Canadian government bonds, in particular, struggled, following two 50-basis point rate increases during the reporting period. (A basis point is 0.01%.) German bunds and UK gilts also suffered as the European Central Bank and the Bank of England indicated potentially more conservative monetary policies, including curbing or even abandoning their quantitative easing programs.

    We expect positive global economic growth to continue going forward, with improving employment and rising personal incomes likely to spur consumer spending and business investment. We anticipate the Fed will continue to tighten monetary policy at a gradual pace and to begin reducing the size of its balance sheet. Although not representing an immediate threat to global economic growth yet, geopolitical tensions with North Korea continue. Unexpected inflationary pressures might also be on the horizon as extremely expansive monetary policies have created imbalances. Nevertheless, the high income rates and yield-spreads relative to US Treasuries and corporate bonds could help to cushion the impact of rising interest rates over time.

    Please note that our strategy utilizes derivative instruments that include futures and total return swaps. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Multi-Asset Income Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Multi-Asset Income
Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Multi-Asset Income Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Multi-Asset Income Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Multi-Asset Income Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Peter Hubbard Portfolio Manager, is manager of Invesco Multi-Asset Income Fund. He joined Invesco in 2005.
Mr. Hubbard earned a BA in business and economics from Wheaton College.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Multi-Asset Income Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

5                         Invesco Multi-Asset Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/14/11

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Multi-Asset Income Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	5.95%
5 Years	4.51
1 Year	3.62

Class C Shares
Inception (12/14/11)	6.17%
5 Years	4.90
1 Year	7.83

Class R Shares
Inception (12/14/11)	6.70%
5 Years	5.43
1 Year	9.37

Class Y Shares
Inception (12/14/11)	7.23%
5 Years	5.94
1 Year	9.91

Class R5 Shares
Inception (12/14/11)	7.23%
5 Years	5.94
1 Year	9.81

Class R6 Shares
Inception	7.20%
5 Years	5.94
1 Year	9.91

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y,

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	6.09%
5 Years	4.71
1 Year	2.01

Class C Shares
Inception (12/14/11)	6.32%
5 Years	5.12
1 Year	6.19

Class R Shares
Inception (12/14/11)	6.86%
5 Years	5.64
1 Year	7.72

Class Y Shares
Inception (12/14/11)	7.38%
5 Years	6.15
1 Year	8.16

Class R5 Shares
Inception (12/14/11)	7.40%
5 Years	6.19
1 Year	8.26

Class R6 Shares
Inception	7.35%
5 Years	6.17
1 Year	8.16

Class R5 and Class R6 shares was 1.14%, 1.89%, 1.39%, 0.89%, 0.76% and 0.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7                         Invesco Multi-Asset Income Fund

Invesco Multi-Asset Income Fund’s investment objective is to provide current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Bank loan risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.

The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of a recent announcement by the Internal Revenue Service, the Fund intends to invest in commodity-linked notes: (a) directly, generally only to the extent that it obtains an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, live-stock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Multi-Asset Income Fund

be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract.

Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategies.

∎	Dividend paying security risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of such companies and the capital resources available for such companies’ dividend payments may affect the fund.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded continued on page 10

9                         Invesco Multi-Asset Income Fund

continued from page 9

note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.
∎	Financial services sector risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Indexing risk. Certain portions of the Fund’s assets are managed pursuant to an indexing approach (Indexed Assets) and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Indexed Assets. Ordinarily, the Fund will not sell portfolio securities of the Indexed Assets except to reflect additions or deletions of the securities that comprise the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Indexed Assets, and therefore the Fund, will be negatively affected by declines in the securities represented by the Underlying Index. Also, there is no guarantee that the Fund will be able to correlate the performance of the Indexed Assets with that of the Underlying Index.
∎	Investment companies risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose the Fund to the risks of owning the underlying investments that the other investment company holds.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

∎	Management risk. Certain portions of the Fund’s assets are actively managed and depend heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	MLP risk. The Fund invests in securities of MLPs, which are subject to the following risks:
-	Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code of 1986, as amended (the Code). Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than

10                         Invesco Multi-Asset Income Fund

investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP.
-	Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.
-	Interest rate risk. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
-	General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.

    Additionally, if the Fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause the Fund to lose its status as regulated investment company under Subchapter M of the Code.

∎	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.

∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	Non-correlation risk. The return of the Fund’s assets managed pursuant to an indexing approach (Indexed Assets) may not match the return of the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Indexed Assets and the Underlying Index may vary due to asset valuation differences and differences between the Indexed Assets and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
∎	Sampling risk. The Fund’s use of a sampling methodology with respect to assets managed pursuant to an indexing approach (Indexed Assets) may result in the Indexed Assets including a smaller number of securities than are in the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), and in the Indexed Assets including securities that are not included in the Underlying Index. As a result, an adverse development to an issuer of securities included in the Indexed Assets could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Underlying Index were included in the Indexed Assets. The Fund’s use of a sampling methodology may also include the risk that the Indexed Assets may not track the return of the Underlying Index as well as they would have if the Indexed Assets included all of the securities in the Underlying Index. To the extent the assets in the Indexed Assets are smaller, these risks will be greater.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent

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11                         Invesco Multi-Asset Income Fund

continued from page 11

the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Custom Invesco Multi-Asset Income Index, created by Invesco to serve as a benchmark for Invesco Multi-Asset Income Fund, comprises the following indexes: S&P 500 (50%) and Bloomberg Barclays U.S. Universal (50%).
∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Bloomberg Barclays U.S. Universal Index is an unmanaged index comprising US dollar-denominated, taxable bonds that are rated investment grade or below investment grade.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

12                         Invesco Multi-Asset Income Fund

Schedule of Investments(a)

October 31, 2017

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–40.52%
Advertising–0.16%
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$945,000	$1,022,963

Aerospace & Defense–0.32%
Arconic Inc., Sr. Unsec. Global Notes, 5.13%, 10/01/2024	300,000	322,907
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.00%, 10/15/2022(b)	390,000	386,100
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	245,000	253,575
6.50%, 05/15/2025	1,126,000	1,164,002
		2,126,584

Agricultural & Farm Machinery–0.07%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	459,000	473,631

Air Freight & Logistics–0.03%
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	200,000	210,786

Airlines–0.07%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	425,000	487,688

Alternative Carriers–0.31%
CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	535,000	567,159
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	377,000	401,505
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	727,000	753,135
5.38%, 05/01/2025	296,000	310,060
		2,031,859

Aluminum–0.21%
Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	550,000	614,086
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	731,000	773,032
		1,387,118

Apparel Retail–0.32%
Gap, Inc. (The), Sr. Unsec. Global Bonds, 5.95%, 04/12/2021	289,000	312,404
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	481,000	401,034

	Principal Amount	Value
Apparel Retail–(continued)
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	$1,146,000	$1,231,377
6.75%, 07/01/2036	30,000	29,475
6.88%, 11/01/2035	120,000	119,700
		2,093,990

Asset Management & Custody Banks–0.22%
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	1,287,000	1,429,471

Auto Parts & Equipment–0.16%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	100,000	106,250
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	520,000	551,200
Delphi Jersey Holdings PLC, Sr. Unsec. Notes, 5.00%, 10/01/2025(b)	152,000	153,520
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/2024	250,000	263,438
		1,074,408

Automotive Retail–0.18%
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	177,000	186,071
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	590,000	627,613
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	371,000	382,594
		1,196,278

Broadcasting–0.56%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/01/2025	86,000	86,107
5.00%, 04/01/2024	565,000	576,653
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	335,000	348,400
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	1,070,000	1,072,675
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	529,000	568,014
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	492,000	506,145
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	490,000	510,825
		3,668,819

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Building Products–0.21%
Builders FirstSource, Inc., Sr. Sec. Gtd. First Lien Notes, 5.63%, 09/01/2024(b)	$195,000	$206,700
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	426,000	485,640
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	314,000	328,036
6.00%, 10/15/2025(b)	350,000	380,187
		1,400,563

Cable & Satellite–2.39%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	400,000	440,500
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.63%, 02/15/2025(b)	750,000	816,562
Altice US Finance I Corp., Sr. Sec. Notes, 5.50%, 05/15/2026(b)	415,000	432,637
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	510,000	529,762
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,830,000	1,917,565
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	365,000	403,325
Sr. Unsec. Gtd. Notes, 6.63%, 10/15/2025(b)	200,000	219,700
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	1,250,000	1,434,375
10.88%, 10/15/2025(b)	400,000	491,000
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	1,627,000	1,635,135
6.75%, 06/01/2021	150,000	157,875
7.88%, 09/01/2019	725,000	785,175
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Notes, 8.00%, 02/15/2024(b)	175,000	186,813
Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	420,000	359,625
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	901,000	871,447
7.50%, 04/01/2021	333,000	317,183
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	2,000	2,113
5.38%, 07/15/2026(b)	419,000	442,569
6.00%, 07/15/2024(b)	673,000	720,110
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	500,000	523,750

	Principal Amount	Value
Cable & Satellite–(continued)
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	$200,000	$199,500
UPCB Finance IV Ltd. (Netherlands), Sr. Sec. First Lien Notes, 5.38%, 01/15/2025(b)	400,000	411,000
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	200,000	210,250
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	800,000	839,000
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	600,000	637,650
Ziggo Secured Finance B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	700,000	715,750
		15,700,371

Casinos & Gaming–0.78%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	628,000	690,800
6.88%, 05/15/2023	220,000	237,050
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	400,000	405,780
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	45,000	50,400
Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	899,000	903,495
6.00%, 03/15/2023	230,000	252,747
7.75%, 03/15/2022	188,000	218,841
Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	721,000	748,038
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	703,000	779,451
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(b)	470,000	480,575
5.50%, 03/01/2025(b)	334,000	351,535
		5,118,712

Coal & Consumable Fuels–0.07%
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	463,000	488,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Commodity Chemicals–0.12%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	$356,000	$382,700
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	403,000	428,188
		810,888

Communications Equipment–0.35%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	1,140,000	1,208,400
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	686,000	704,062
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	357,000	402,027
		2,314,489

Construction & Engineering–0.06%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	396,000	408,375

Construction Machinery & Heavy Trucks–0.24%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	658,000	706,527
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	368,000	391,920
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	459,000	489,409
		1,587,856

Consumer Finance–0.53%
Ally Financial Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/2024	1,675,000	1,838,312
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	280,000	315,350
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(c)	316,000	322,715
Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	230,000	250,413
8.00%, 03/25/2020	705,000	779,025
		3,505,815

Copper–0.21%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	810,000	843,412
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	570,000	558,600
		1,402,012

	Principal Amount	Value
Data Processing & Outsourced Services–0.35%
First Data Corp., Sec. Gtd. Second Lien Notes, 5.75%, 01/15/2024(b)	$225,000	$236,250
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	60,000	62,550
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	1,850,000	1,984,162
		2,282,962

Diversified Banks–0.23%
Bank of America Corp., Series K, Jr. Unsec. Sub. Global Notes, 8.00%(c)	173,000	175,604
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	100,000	130,626
JPMorgan Chase & Co., Series 1, Jr. Unsec. Sub. Global Notes, 7.90%(c)	235,000	241,286
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	600,000	642,875
6.13%, 12/15/2022	285,000	317,202
		1,507,593

Diversified Chemicals–0.28%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	1,278,000	1,361,070
7.00%, 05/15/2025	70,000	78,400
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	354,000	373,470
		1,812,940

Diversified Metals & Mining–0.18%
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	437,000	483,978
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	291,000	308,460
Sr. Unsec. Notes, 6.13%, 10/01/2035	330,000	375,375
		1,167,813

Diversified Support Services–0.02%
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	125,000	130,781

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Electric Utilities–0.34%
NextEra Energy Capital Holdings Inc., Jr. Unsec. Gtd. Sub. Investment Units, 5.00%, 01/15/2073	$32,700	$826,983
Series K, Jr. Unsec. Gtd. Sub. Investment Units, 5.25%, 06/01/2076	50,000	1,284,500
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	84,000	89,434
		2,200,917

Electrical Components & Equipment–0.28%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	919,000	967,248
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	99,000	104,321
5.00%, 10/01/2025(b)	709,000	758,630
		1,830,199

Environmental & Facilities Services–0.10%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	112,000	116,760
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	478,000	485,170
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	50,000	51,375
		653,305

Financial Exchanges & Data–0.10%
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	500,000	531,250
5.75%, 08/15/2025(b)	100,000	108,500
		639,750

Food Distributors–0.12%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	717,000	760,916

Food Retail–0.22%
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	587,000	554,715
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	904,000	892,700
		1,447,415

Gas Utilities–0.34%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	144,000	152,460
5.88%, 08/20/2026	875,000	914,375
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	230,000	219,075

	Principal Amount	Value
Gas Utilities–(continued)
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 03/01/2025	$10,000	$9,525
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	937,000	937,000
		2,232,435

General Merchandise Stores–0.06%
Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	370,000	390,813

Health Care Equipment–0.09%
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	495,000	508,613
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	56,000	59,080
5.25%, 06/15/2024	22,000	23,375
		591,068

Health Care Facilities–1.27%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	575,000	608,781
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	450,000	437,625
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	612,000	589,815
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	122,470	90,015
8.00%, 11/15/2019	370,000	353,813
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	200,000	219,500
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	1,907,000	2,035,722
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/2023	45,000	48,319
7.50%, 02/15/2022	116,000	131,950
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	270,000	278,354
5.88%, 02/15/2026	790,000	832,462
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	540,000	559,575
LifePoint Health, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	345,000	347,588
Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	261,000	269,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Health Care Facilities–(continued)
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	$31,000	$32,744
Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	100,000	105,375
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	1,266,000	1,193,205
8.13%, 04/01/2022	195,000	195,975
		8,330,026

Health Care Services–0.49%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	210,000	217,350
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	396,000	391,050
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(d)	679,000	702,765
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	626,000	652,605
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	772,000	832,795
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	55,000	50,325
8.88%, 04/15/2021(b)	77,000	78,925
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	315,000	291,375
		3,217,190

Home Improvement Retail–0.12%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	771,000	769,073

Homebuilding–0.70%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	494,000	491,530
6.88%, 02/15/2021(b)	245,000	252,656
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 03/15/2025	745,000	791,786
8.75%, 03/15/2022	250,000	278,425
Sr. Unsec. Notes, 5.88%, 10/15/2027(b)	72,000	72,180
CalAtlantic Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 01/15/2021	50,000	58,375
Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026	130,000	138,938
5.38%, 10/01/2022	702,000	767,812
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	223,000	259,237

	Principal Amount	Value
Homebuilding–(continued)
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	$250,000	$265,000
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	516,000	557,280
7.15%, 04/15/2020	65,000	71,663
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	569,000	612,028
		4,616,910

Household Products–0.30%
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	41,000	42,743
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	1,038,000	1,110,011
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	635,000	677,659
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	106,000	109,445
		1,939,858

Independent Power Producers & Energy Traders–0.38%
AES Corp. (The), Sr. Unsec. Global Notes, 8.00%, 06/01/2020	30,000	34,350
Sr. Unsec. Notes, 5.50%, 04/15/2025	1,029,000	1,093,312
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	234,000	228,442
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	260,000	279,175
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	504,000	536,760
6.63%, 03/15/2023	205,000	212,688
6.63%, 01/15/2027	113,000	120,910
		2,505,637

Industrial Machinery–0.19%
CBC Ammo LLC/CBC FinCo Inc. (Brazil), Sr. Unsec. Notes, 7.25%, 11/15/2021(b)	205,000	208,588
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	309,000	319,042
Stanley Black & Decker Inc., Jr. Unsec. Sub. Investment Units, 5.75%, 07/25/2052	22,500	571,050
TriMas Corp., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2025(b)	178,000	180,336
		1,279,016

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Integrated Telecommunication Services–0.89%
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	$502,000	$502,000
Frontier Communications Corp., Sr. Unsec. Global Notes, 8.50%, 04/15/2020	194,000	192,303
10.50%, 09/15/2022	855,000	752,143
11.00%, 09/15/2025	725,000	617,156
SFR Group S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	925,000	965,469
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	400,000	431,500
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	1,665,000	1,846,269
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	114,000	132,810
7.20%, 07/18/2036	320,000	398,080
		5,837,730

Leisure Facilities–0.22%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2027(b)	700,000	741,125
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	689,000	710,531
		1,451,656

Managed Health Care–0.17%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	237,000	245,295
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	192,000	191,040
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	670,000	706,850
		1,143,185

Metal & Glass Containers–0.24%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	600,000	638,250
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	505,000	556,762
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 5.13%, 07/15/2023	256,000	269,760
6.00%, 10/15/2022	85,000	90,313
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	15,000	15,581
		1,570,666

	Principal Amount	Value
Movies & Entertainment–0.20%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	$925,000	$904,188
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	395,000	420,675
		1,324,863

Multi-Utilities–0.14%
Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Investment Units, 5.25%, 07/30/2076	36,100	914,413

Oil & Gas Drilling–0.32%
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	631,000	520,575
Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	547,000	492,300
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	610,000	573,400
6.50%, 12/15/2021	136,000	138,040
7.75%, 12/15/2023	25,000	25,750
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	355,000	318,612
		2,068,677

Oil & Gas Equipment & Services–0.26%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	510,000	509,362
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	487,000	500,392
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	365,000	305,688
8.25%, 06/15/2023	405,000	408,038
		1,723,480

Oil & Gas Exploration & Production–1.85%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	721,000	758,852
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	328,000	218,530
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	699,000	730,455
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	425,000	449,505
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	735,000	717,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	$198,000	$125,235
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	461,000	472,525
Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.50%, 10/01/2025	179,000	182,133
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	416,000	418,080
6.63%, 05/01/2023	230,000	236,900
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	707,000	767,979
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	647,000	664,792
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	795,000	846,675
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	383,000	380,128
Sr. Unsec. Notes, 6.88%, 03/01/2021	278,000	296,765
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	1,016,000	985,520
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025(b)	709,000	724,952
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	265,000	267,650
6.75%, 09/15/2026	225,000	232,031
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	742,000	732,725
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	850,000	852,125
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2025(b)	503,000	500,485
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	569,000	573,979
		12,135,565

Oil & Gas Storage & Transportation–0.94%
Andeavor Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	372,000	409,200
Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025	193,000	208,199

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	$729,000	$763,627
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	844,000	919,960
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	537,000	565,192
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	320,000	332,000
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	351,000	358,652
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 03/01/2025	545,000	606,339
SemGroup Corp., Sr. Unsec. Gtd. Notes, 6.38%, 03/15/2025(b)	535,000	529,650
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	542,000	560,292
5.25%, 05/01/2023	114,000	117,563
Sr. Unsec. Gtd. Global Notes, 6.75%, 03/15/2024	150,000	161,813
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	591,000	620,550
		6,153,037

Other Diversified Financial Services–0.11%
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	200,000	212,250
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	390,000	406,575
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	101,000	105,293
		724,118

Packaged Foods & Meats–0.26%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	191,000	195,536
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	590,000	584,838
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	555,000	582,750
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	315,000	338,625
		1,701,749

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Paper Packaging–0.12%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	$303,000	$324,210
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	461,000	471,949
		796,159

Paper Products–0.16%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	515,000	516,287
Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/2024	329,000	348,740
7.75%, 12/01/2022	98,000	104,064
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	100,000	101,625
		1,070,716

Pharmaceuticals–0.32%
Catalent Pharma Solutions, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2026(b)	97,000	98,698
Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	163,000
Valeant Pharmaceuticals International, Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	112,000	114,660
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	1,380,000	1,264,425
6.13%, 04/15/2025(b)	100,000	84,375
7.25%, 07/15/2022(b)	155,000	149,575
7.50%, 07/15/2021(b)	250,000	247,187
		2,121,920

Railroads–0.14%
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	876,000	913,230

Regional Banks–0.17%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	806,000	868,465
5.00%, 08/01/2023	210,000	227,682
		1,096,147

Restaurants–0.37%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	295,000	300,900
5.00%, 10/15/2025(b)	1,094,000	1,115,880

	Principal Amount	Value
Restaurants–(continued)
Aramark Services, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2026	$165,000	$172,999
Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	211,000	226,034
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	256,000	271,680
Sec. Gtd. Second Lien Notes, 8.00%, 05/01/2022(b)	118,000	125,227
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	240,000	246,900
		2,459,620

Security & Alarm Services–0.01%
ADT Corp. (The), Sr. Sec. Gtd. First Lien Global Notes, 6.25%, 10/15/2021	70,000	77,797

Semiconductors–0.12%
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	442,000	471,835
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 3.88%, 09/01/2022(b)	300,000	312,375
		784,210

Sovereign Debt–16.18%
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds, 7.13%, 07/06/2036	1,200,000	1,293,600
7.63%, 04/22/2046	1,250,000	1,405,000
REGS, Sr. Unsec. Euro Notes, 7.13%, 06/28/2117(b)	1,200,000	1,234,200
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 5.63%, 01/07/2041	1,200,000	1,219,200
7.13%, 01/20/2037	1,100,000	1,317,800
8.25%, 01/20/2034	1,025,000	1,334,550
Chile Government International Bond (Chile), Sr. Unsec. Global Notes, 3.13%, 03/27/2025	1,100,000	1,133,000
3.13%, 01/21/2026	1,200,000	1,230,000
3.86%, 06/21/2047	1,200,000	1,217,250
Colombia Government International Bond (Colombia), Sr. Unsec. Global Bonds, 5.63%, 02/26/2044	1,100,000	1,228,150
6.13%, 01/18/2041	1,050,000	1,238,475
7.38%, 09/18/2037	900,000	1,192,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Croatia Government International Bond (Croatia), REGS, Sr. Unsec. Euro Notes, 5.50%, 04/04/2023(b)	$1,100,000	$1,216,706
6.00%, 01/26/2024(b)	1,100,000	1,254,726
6.38%, 03/24/2021(b)	1,100,000	1,215,875
Dominican Republic International Bond (Dominican Repubic), REGS, Sr. Unsec. Euro Bonds, 7.45%, 04/30/2044(b)	1,100,000	1,311,750
Sr. Unsec. Euro Notes, 5.95%, 01/25/2027(b)	1,200,000	1,294,800
6.85%, 01/27/2045(b)	1,150,000	1,285,125
El Salvador Government International Bond (El Salvador), REGS, Sr. Unsec. Euro Notes, 7.63%, 02/01/2041(b)	1,350,000	1,414,125
7.65%, 06/15/2035(b)	1,300,000	1,361,750
8.25%, 04/10/2032(b)	1,200,000	1,341,000
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 03/25/2024	1,050,000	1,195,536
5.75%, 11/22/2023	1,050,000	1,208,490
7.63%, 03/29/2041	790,000	1,220,352
Indonesia Government International Bond (Indonesia), REGS, Sr. Unsec. Euro Bonds, 6.63%, 02/17/2037(b)	1,000,000	1,287,455
7.75%, 01/17/2038(b)	850,000	1,215,166
8.50%, 10/12/2035(b)	850,000	1,273,909
Kazakhstan Government International Bond (Kazakhstan), REGS, Sr. Unsec. Euro Notes, 4.88%, 10/14/2044(b)	1,350,000	1,407,210
Sr. Unsec. Medium-Term Euro Notes, 5.13%, 07/21/2025(b)	1,150,000	1,280,746
6.50%, 07/21/2045(b)	1,100,000	1,379,838
Korea International Bond (South Korea), Sr. Unsec. Global Bonds, 2.75%, 01/19/2027	1,170,000	1,146,395
Sr. Unsec. Global Notes, 3.88%, 09/11/2023	1,200,000	1,270,476
4.13%, 06/10/2044	1,000,000	1,151,470
Lebanon Government International Bond (Lebanon), REGS, Sr. Unsec. Euro Bonds, 7.25%, 03/23/2037(b)	1,100,000	1,051,930
Sr. Unsec. Euro Notes, 6.75%, 11/29/2027(b)	1,150,000	1,111,374
Sr. Unsec. Medium-Term Global Euro Notes, 6.65%, 02/26/2030(b)	1,200,000	1,129,939
Lithuania Government International Bond (Lithuania), REGS, Sr. Unsec. Euro Notes, 6.13%, 03/09/2021(b)	1,600,000	1,794,800
6.63%, 02/01/2022(b)	1,550,000	1,815,183

	Principal Amount	Value
Sovereign Debt–(continued)
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.60%, 01/23/2046	$1,350,000	$1,322,325
5.55%, 01/21/2045	1,170,000	1,313,617
Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/2040	1,100,000	1,292,225
Pakistan Government International Bond (Pakistan), REGS, Sr. Unsec. Euro Notes, 8.25%, 04/15/2024(b)	1,600,000	1,788,878
8.25%, 09/30/2025(b)	900,000	1,013,707
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 3.88%, 03/17/2028	1,200,000	1,257,000
7.13%, 01/29/2026	950,000	1,225,500
8.88%, 09/30/2027	850,000	1,234,625
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 4.13%, 08/25/2027	1,070,000	1,175,395
5.63%, 11/18/2050	1,000,000	1,264,500
8.75%, 11/21/2033	850,000	1,336,625
Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 6.38%, 10/23/2034	850,000	1,140,714
9.50%, 02/02/2030	725,000	1,152,386
Sr. Unsec. Global Notes, 7.75%, 01/14/2031	800,000	1,152,181
Qatar Government International Bond (Qatar), REGS, Sr. Unsec. Euro Bonds, 4.63%, 06/02/2046(b)	1,100,000	1,133,440
Sr. Unsec. Euro Notes, 5.75%, 01/20/2042(b)	1,025,000	1,223,537
6.40%, 01/20/2040(b)	1,000,000	1,279,050
Republic of Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.00%, 03/17/2023	1,150,000	1,175,835
Sr. Unsec. Global Notes, 3.25%, 04/06/2026	1,175,000	1,204,136
4.00%, 01/22/2024	1,220,000	1,309,197
Republic of South Africa Government International Bond (South Africa), Sr. Unsec. Global Bonds, 5.00%, 10/12/2046	1,200,000	1,071,065
5.38%, 07/24/2044	1,150,000	1,084,153
Sr. Unsec. Global Notes, 6.25%, 03/08/2041	1,000,000	1,051,459
Romanian Government International Bond (Romania), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.38%, 08/22/2023(b)	1,170,000	1,253,719
4.88%, 01/22/2024(b)	1,100,000	1,210,736
6.13%, 01/22/2044(b)	1,030,000	1,310,252

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Russian Foreign Bond (Russia), REGS, Sr. Unsec. Euro Bonds, 4.88%, 09/16/2023(b)	$1,200,000	$1,307,662
5.63%, 04/04/2042(b)	1,200,000	1,326,301
5.88%, 09/16/2043(b)	1,000,000	1,144,916
Serbia International Bond (Serbia), REGS, Sr. Unsec. Euro Notes, 7.25%, 09/28/2021(b)	3,200,000	3,685,834
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	1,100,000	1,253,296
5.50%, 10/26/2022(b)	1,100,000	1,247,105
5.85%, 05/10/2023(b)	1,050,000	1,213,637
Sri Lanka Government International Bond (Sri Lanka), REGS, Sr. Unsec. Euro Bonds, 6.83%, 07/18/2026(b)	1,150,000	1,278,050
6.85%, 11/03/2025(b)	1,150,000	1,279,358
Sr. Unsec. Euro Notes, 6.13%, 06/03/2025(b)	1,150,000	1,230,038
Third Pakistan International Sukuk Co. Ltd. (The) (Pakistan), REGS, Sr. Unsec. Euro Bonds, 5.50%, 10/13/2021(b)	900,000	918,412
Turkey Government International Bond (Turkey), Sr. Unsec. Global Notes, 6.88%, 03/17/2036	1,050,000	1,158,712
7.25%, 03/05/2038	1,030,000	1,185,923
8.00%, 02/14/2034	1,020,000	1,248,526
Ukraine Government International Bond (Ukraine), Sr. Unsec. Notes, 7.75%, 09/01/2025(b)	1,100,000	1,146,706
REGS, Sr. Unsec. Euro Notes, 7.75%, 09/01/2022(b)	1,200,000	1,284,724
7.75%, 09/01/2025(b)	200,000	208,492
7.75%, 09/01/2026(b)	1,200,000	1,239,636
Venezuela Government International Bond (Venezuela), REGS, Sr. Unsec. Euro Bonds, 6.00%, 12/09/2020(b)	2,015,000	800,963
8.25%, 10/13/2024(b)	2,300,000	787,750
9.00%, 05/07/2023(b)	2,150,000	747,125
		106,349,274

Specialized Consumer Services–0.16%
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	742,000	766,115
Sr. Unsec. Notes, 7.45%, 08/15/2027	254,000	277,495
		1,043,610

Specialized Finance–0.22%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	200,000	219,000

	Principal Amount	Value
Specialized Finance–(continued)
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	$70,000	$77,787
Sr. Unsec. Notes, 5.00%, 04/01/2023	883,000	935,980
5.50%, 02/15/2022	187,000	201,960
		1,434,727

Specialized REIT’s–0.70%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/2024(b)	60,000	63,075
5.38%, 03/15/2027(b)	310,000	332,087
Equinix Inc., Sr. Unsec. Notes, 5.75%, 01/01/2025	18,000	19,395
5.88%, 01/15/2026	1,220,000	1,325,225
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	300,000	325,500
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	203,000	214,673
Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	115,000	118,450
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	653,000	685,650
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	534,000	520,650
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	79,000	81,765
4.88%, 09/01/2024	891,000	917,730
		4,604,200

Specialty Chemicals–0.45%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	480,000	507,696
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	300,000	314,250
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	265,000	297,462
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	402,000	458,280
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	572,000	617,760
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	315,000	341,775
Venator Finance S.a.r.l./Venator Materials Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/2025(b)	370,000	392,200
		2,929,423

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Steel–0.24%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.50%, 10/15/2039	$335,000	$420,006
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	224,000	237,440
5.50%, 10/01/2024	75,000	80,511
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	821,000	836,907
		1,574,864

Systems Software–0.06%
Symantec Corp., Sr. Unsec. Notes, 5.00%, 04/15/2025(b)	362,000	379,195

Technology Distributors–0.09%
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	552,000	580,290

Technology Hardware, Storage & Peripherals–0.45%
Dell International LLC/ EMC Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	1,335,000	1,474,051
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	439,000	463,694
Western Digital Corp., Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/2024	839,000	986,664
		2,924,409

Trading Companies & Distributors–0.44%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	426,000	447,300
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.38%, 10/15/2021	200,000	209,250
6.75%, 12/15/2020	200,000	208,260
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 09/01/2025(b)	717,000	759,124
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	501,000	552,352
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	50,000	53,625
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	151,000	161,948
5.88%, 09/15/2026	475,000	519,828
		2,911,687

Trucking–0.15%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	180,000	176,625
6.38%, 04/01/2024(b)	230,000	239,775

	Principal Amount	Value
Trucking–(continued)
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	$134,000	$140,057
Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/2019	330,000	331,031
7.38%, 01/15/2021	79,000	79,593
		967,081

Wireless Telecommunication Services–0.64%
CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	72,000	74,700
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	235,000	295,512
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	1,004,000	1,096,870
7.88%, 09/15/2023	1,858,000	2,080,960
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Second Lien Notes, 7.38%, 04/23/2021(b)	450,000	468,585
Wind Tre S.p.A. (Italy), Sr. Sec. Gtd. Notes, 5.00%, 01/20/2026(b)	200,000	201,549
		4,218,176
Total U.S. Dollar Denominated Bonds & Notes (Cost $262,710,217)		266,233,632

	Shares

Preferred Stocks–21.46%
Alternative Carriers–0.82%
Qwest Corp., 6.13% Pfd.	21,800	553,284
Qwest Corp., 6.50% Pfd.	47,600	1,201,900
Qwest Corp., 6.63% Pfd.	33,300	853,812
Qwest Corp., 6.75% Pfd.	50,000	1,275,000
Qwest Corp., 6.88% Pfd.	23,800	611,898
Qwest Corp., 7.00% Pfd.	12,000	304,200
Qwest Corp., 7.00% Pfd.	16,300	413,531
Qwest Corp., 7.50% Pfd.	6,256	161,843
		5,375,468

Asset Management & Custody Banks–1.03%
Apollo Investment Corp., 6.88% Pfd.	13,100	338,504
Ares Management, L.P., Series A, 7.00% Pfd.	12,600	337,932
Bank of New York Mellon Corp. (The), 5.20% Pfd.	25,400	641,096
Carlyle Group LP (The), Series A, 5.88% Pfd.	18,100	457,749
KKR & Co. L.P., Series A, 6.75% Sr. Pfd.	9,800	269,402
KKR & Co. L.P., Series B, 6.50% Pfd.	9,800	268,030
Legg Mason, Inc., 5.45% Pfd.	21,800	548,270
Legg Mason, Inc., 6.38% Pfd.	11,300	302,049
Northern Trust Corp., Series C, 5.85% Pfd.	18,500	490,805

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Multi-Asset Income Fund

	Shares	Value
Asset Management & Custody Banks–(continued)
OM Asset Management PLC, 5.13% Pfd.	4,200	$104,790
Prospect Capital Corp., 6.25% Pfd.	7,400	189,440
State Street Corp., Series C, 5.25% Pfd.	13,000	327,340
State Street Corp., Series D, 5.90% Pfd.	23,100	640,101
State Street Corp., Series E, 6.00% Pfd.	42,900	1,155,297
State Street Corp., Series G, 5.35% Pfd.	26,200	712,640
		6,783,445

Cable & Satellite–0.05%
Comcast Corp., 5.00% Pfd.	12,500	318,625

Consumer Finance–0.74%
Capital One Financial Corp., Series B, 6.00% Pfd.	26,100	662,679
Capital One Financial Corp., Series C, 6.25% Pfd.	19,000	507,300
Capital One Financial Corp., Series D, 6.70% Pfd.	18,500	500,425
Capital One Financial Corp., Series F, 6.20% Pfd.	18,500	499,870
Capital One Financial Corp., Series G, 5.20% Pfd.	36,100	899,251
Capital One Financial Corp., Series H, 6.00% Pfd.	31,600	841,508
Discover Financial Services, Series B, 6.50% Pfd.	24,000	609,600
Navient Corp., 6.00% Pfd.	14,300	346,775
		4,867,408

Diversified Banks–6.83%
Bank of America Corp., Series 3, 6.38% Pfd.	3,300	85,800
Bank of America Corp., Series I, 6.63% Pfd.	20,451	531,931
Bank of America Corp., Series W, 6.63% Pfd.	109,500	2,956,500
Bank of America Corp., Series Y, 6.50% Pfd.	95,200	2,547,552
Bank of America Corp., Class CC, 6.20% Pfd.	92,300	2,473,640
Bank of America Corp., Series EE, 6.00% Pfd.	85,700	2,265,051
Barclays Bank PLC (United Kingdom), Series 5, 8.13% Pfd.	40,000	1,067,200
Citigroup Inc., Series J, 7.13% Pfd.	55,400	1,595,520
Citigroup Inc., Series K, 6.88% Pfd.	50,800	1,467,612
Citigroup Inc., Series L, 6.88% Pfd.	26,200	707,138
Citigroup Inc., Series S, 6.30% Pfd.	64,600	1,748,722
HSBC Holdings PLC (United Kingdom), Series 2, 8.00% Pfd.	68,000	1,829,200
ING Groep NV (Netherlands), 6.38% Pfd.	30,000	771,000

	Shares	Value
Diversified Banks–(continued)
JPMorgan Chase & Co., Series O, 5.50% Pfd.	12,400	$311,240
JPMorgan Chase & Co., Series P, 5.45% Pfd.	18,100	455,396
JPMorgan Chase & Co., Series T, 6.70% Pfd.	14,300	382,525
JPMorgan Chase & Co., Series W, 6.30% Pfd.	19,000	505,590
JPMorgan Chase & Co., Series Y, 6.13% Pfd.	76,200	2,042,160
JPMorgan Chase & Co., Series AA, 6.10% Pfd.	104,800	2,817,024
JPMorgan Chase & Co., Series BB, 6.15% Pfd.	104,800	2,831,696
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series S, 6.60% Pfd.	17,600	451,440
Santander Finance Preferred SAU (Spain), 6.50% Pfd.	3,400	87,448
US Bancorp, Series F, 6.50% Pfd.	69,300	1,994,454
Wells Fargo & Co., 5.20% Pfd.	64,600	1,618,876
Wells Fargo & Co., 6.63% Pfd.	35,700	1,021,377
Wells Fargo & Co., Series J, 8.00% Pfd.	14,900	380,248
Wells Fargo & Co., Series O, 5.13% Pfd.	60,000	1,501,800
Wells Fargo & Co., Series P, 5.25% Pfd.	22,600	567,486
Wells Fargo & Co., Series Q, 5.85% Pfd.	33,300	907,092
Wells Fargo & Co., Series T, 6.00% Pfd.	50,800	1,327,912
Wells Fargo & Co., Series V, 6.00% Pfd.	38,100	1,005,840
Wells Fargo & Co., Series W, 5.70% Pfd.	38,100	981,837
Wells Fargo & Co., Series X, 5.50% Pfd.	92,900	2,360,589
Wells Fargo & Co., Series Y, 5.63% Pfd.	50,800	1,315,847
		44,914,743

Diversified Capital Markets–0.73%
Deutsche Bank Contingent Capital Trust III (Germany), 7.60% Pfd.	78,600	2,046,744
Deutsche Bank Contingent Capital Trust V (Germany), 8.05% Pfd.	104,800	2,763,576
		4,810,320

Diversified REIT’s–0.37%
PS Business Parks, Inc., Series T, 6.00% Pfd.	4,531	114,453
PS Business Parks, Inc., Series U, 5.75% Pfd.	13,100	330,513
PS Business Parks, Inc., Series W, 5.20% Pfd.	13,100	331,430
PS Business Parks, Inc., Series X, 5.25% Pfd.	10,400	261,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Multi-Asset Income Fund

	Shares	Value
Diversified REIT’s–(continued)
Spirit Realty Capital Inc., Series A, 6.00% Pfd.	7,800	$192,192
VEREIT Inc., Series F, 6.70% Pfd.	46,200	1,181,334
		2,411,482

Electric Utilities–1.23%
Alabama Power Co., Series A, 5.00% Pfd.	11,300	288,489
Duke Energy Corp., 5.13% Pfd.	23,100	590,898
Entergy Arkansas, Inc., 4.88% Pfd.	16,700	418,335
Entergy Arkansas, Inc., 4.90% Pfd.	11,500	289,455
Entergy Louisiana, LLC, 4.88% Pfd.	18,500	461,390
Entergy Louisiana, LLC, 5.25% Pfd.	8,000	200,800
Entergy Mississippi, Inc., 4.90% Pfd.	12,200	304,512
Entergy Texas Inc., 5.63% Pfd.	9,200	239,752
Georgia Power Co., Series 2017A, 5.00% Pfd.	12,200	305,000
Interstate Power & Light Co., Series D, 5.10% Pfd.	9,000	230,580
Pacific Gas & Electric Co., Series A, 6.00% Pfd.	3,200	96,736
PPL Capital Funding, Inc., Series B, 5.90% Pfd.	21,400	545,486
SCE Trust IV, Series J, 5.38% Pfd.	24,000	648,480
SCE Trust V, Series K, 5.45% Pfd.	17,600	482,768
SCE Trust VI, 5.00% Pfd.	33,800	851,760
Southern Co. (The), 5.25% Pfd.	46,200	1,172,094
Southern Co. (The), 6.25% Pfd.	35,700	963,186
		8,089,721

Health Care REIT’s–0.15%
Senior Housing Properties Trust, 5.63% Pfd.	27,700	697,763
Ventas Realty L.P. / Ventas Capital Corp., 5.45% Pfd.	12,300	311,067
		1,008,830

Industrial Conglomerates–0.36%
General Electric Co., 4.70% Pfd.	29,300	742,755
General Electric Co., 4.88% Pfd.	32,300	809,115
General Electric Co., 4.88% Pfd.	31,600	792,844
		2,344,714

Integrated Telecommunication Services–0.09%
Verizon Communications Inc., 5.90% Pfd.	23,100	621,390

Internet Software & Services–0.15%
eBay Inc., 6.00% Pfd.	35,700	966,756

Investment Banking & Brokerage–1.91%
BGC Partners Inc., 8.13% Pfd.	4,400	114,180
Charles Schwab Corp. (The), Series B, 6.00% Pfd.	12,400	314,712
Charles Schwab Corp. (The), Series C, 6.00% Pfd.	26,200	718,142

	Shares	Value
Investment Banking & Brokerage–(continued)
Charles Schwab Corp. (The), Series D, 5.95% Pfd.	42,900	$1,175,460
Goldman Sachs Group, Inc. (The), Series I, 5.95% Pfd.	7,800	195,156
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	31,600	848,460
Goldman Sachs Group, Inc. (The), Series K, 6.38% Pfd.	57,700	1,657,144
Goldman Sachs Group, Inc. (The), Series N, 6.30% Pfd.	71,600	1,955,396
Morgan Stanley, Series E, 7.13% Pfd.	12,500	361,875
Morgan Stanley, Series F, 6.88% Pfd.	23,100	659,505
Morgan Stanley, Series G, 6.63% Pfd.	23,100	618,618
Morgan Stanley, Series I, 6.38% Pfd.	69,300	1,940,400
Morgan Stanley, Series K, 5.85% Pfd.	57,700	1,557,900
Stifel Financial Corp., 5.20% Pfd.	9,200	229,816
Stifel Financial Corp., Series A, 6.25% Pfd.	6,500	173,875
		12,520,639

Life & Health Insurance–0.62%
Aegon N.V. (Netherlands), 6.38% Pfd.	6,700	173,530
Aegon N.V. (Netherlands), 8.00% Pfd.	45,100	1,185,228
Aflac Inc., 5.50% Pfd.	23,100	583,506
Prudential Financial Inc., 5.70% Pfd.	29,500	758,150
Prudential Financial Inc., 5.75% Pfd.	24,800	630,416
Prudential PLC (United Kingdom), 6.75% Pfd.	12,300	325,950
Torchmark Corp., 5.88% Pfd.	3,900	99,177
Torchmark Corp., 6.13% Pfd.	12,500	339,875
		4,095,832

Mortgage REIT’s–0.06%
Wells Fargo Real Estate Investment Corp., Series A, 6.38% Pfd.	14,600	386,900

Multi-Line Insurance–0.20%
American Financial Group, Inc., 6.00% Pfd.	12,200	319,274
Hartford Financial Services Group Inc. (The), 7.88% Pfd.	28,600	855,998
Kemper Corp., 7.38% Pfd.	5,300	140,238
		1,315,510

Multi-Utilities–0.21%
DTE Energy Co., Series B, 5.38% Pfd.	19,900	512,226
DTE Energy Co., Series F, 6.00% Pfd.	14,600	398,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Multi-Asset Income Fund

	Shares	Value
Multi-Utilities–(continued)
Integrys Holding, Inc., 6.00% Pfd.	15,450	$437,428
		1,348,234

Office REIT’s–0.33%
Boston Properties, Inc., 5.25% Pfd.	9,000	234,990
Equity Commonwealth, 5.75% Pfd.	5,900	148,090
Government Properties Income Trust, 5.88% Pfd.	12,900	333,465
SL Green Realty Corp., Series I, 6.50% Pfd.	9,300	235,104
Vornado Realty Trust, Series L, 5.40% Pfd.	49,400	1,249,820
		2,201,469

Office Services & Supplies–0.08%
Pitney Bowes Inc., 6.70% Pfd.	19,600	503,916

Oil & Gas Refining & Marketing–0.11%
NuStar Energy L.P., Series A, 8.50% Pfd.	27,600	724,500

Oil & Gas Storage & Transportation–0.01%
Targa Resources Partners LP, Series A, 9.00% Pfd.	3,600	95,076

Other Diversified Financial Services–0.07%
KKR Financial Holdings LLC, Series A, 7.38% Pfd.	16,900	428,753

Property & Casualty Insurance–1.01%
Allstate Corp. (The), 5.10% Pfd.	13,100	349,508
Allstate Corp. (The), 5.63% Pfd.	13,100	335,360
Allstate Corp. (The), Series C, 6.75% Pfd.	13,100	344,268
Allstate Corp. (The), Series E, 6.63% Pfd.	33,800	906,854
Allstate Corp. (The), Series F, 6.25% Pfd.	20,800	560,976
Arch Capital Group Ltd., Series E, 5.25% Pfd.	28,300	704,953
Arch Capital Group Ltd., Series F, 5.45% Pfd.	11,900	301,546
Argo Group U.S. Inc., 6.50% Pfd.	6,800	172,448
Aspen Insurance Holdings Ltd. (Bermuda), 5.63% Pfd.	12,500	316,625
Aspen Insurance Holdings Ltd. (Bermuda), 5.95% Pfd.	11,500	309,810
Assured Guaranty Municipal Holdings Inc., 6.25% Pfd.	9,900	260,667
AXIS Capital Holdings Ltd., Series E, 5.50% Pfd.	36,900	934,677
Hanover Insurance Group, Inc. (The), 6.35% Pfd.	5,900	150,361
Selective Insurance Group, Inc., 5.88% Pfd.	5,900	151,040
W. R. Berkley Corp., 5.63% Pfd.	13,100	327,238
W. R. Berkley Corp., 5.75% Pfd.	19,600	515,480
		6,641,811

	Shares	Value
Regional Banks–2.06%
Associated Banc-Corp, Series D, 5.38% Pfd.	4,100	$101,516
BB&T Corp., Series D, 5.85% Pfd.	23,800	610,232
BB&T Corp., Series E, 5.63% Pfd.	53,100	1,356,174
BB&T Corp., Series H, 5.63% Pfd.	60,000	1,605,000
BOK Financial Corp., 5.38% Pfd.	7,100	180,837
CIT Group Inc., Series A, 5.80% Pfd.	70,000	72,692
Commerce Bancshares Inc., Series B, 6.00% Pfd.	6,900	182,574
Cullen/Frost Bankers, Inc., 5.38% Pfd.	7,100	180,269
Fifth Third Bancorp, Series I, 6.63% Pfd.	20,800	592,592
First Horizon National Corp., Series A, 6.20% Pfd.	3,500	89,670
First Republic Bank, Series D, 5.50% Pfd.	10,100	255,227
First Republic Bank, Series E, 7.00% Pfd.	4,500	119,925
First Republic Bank, Series F, 5.70% Pfd.	7,900	209,903
First Republic Bank, Series G, 5.50% Pfd.	9,500	244,530
First Republic Bank, Series H, 5.13% Pfd.	7,100	179,275
FNB Corp., 7.25% Pfd.	3,400	98,566
Hancock Holding Co., 5.95% Pfd.	4,700	123,093
Huntington Bancshares, Inc., Series C, 5.88% Pfd.	7,900	204,847
Huntington Bancshares, Inc., Series D, 6.25% Pfd.	17,000	471,920
KeyCorp, Series E, 6.13% Pfd.	23,100	674,289
People’s United Financial, Inc., Series A, 5.63% Pfd.	11,500	310,040
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	85,700	2,418,454
Regions Financial Corp., Series A, 6.38% Pfd.	19,000	482,600
Regions Financial Corp., Series B, 6.38% Pfd.	28,600	810,810
Sterling Bancorp., Series A, 6.50% Pfd.	4,100	107,174
SunTrust Banks, Inc., Series E, 5.88% Pfd.	21,400	547,626
TCF Financial Corp., Series B, 6.45% Pfd.	3,700	95,090
TCF Financial Corp., Series C, 5.70% Pfd.	7,900	203,030
Texas Capital Bancshares, Inc., Series A, 6.50% Pfd.	12,400	317,440
Valley National Bancorp, Series A, 6.25% Pfd.	9,400	258,970
Valley National Bancorp., Series B, 5.50% Pfd.	3,900	102,960
Webster Financial Corp., Series E, 6.40% Pfd.	3,900	98,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Multi-Asset Income Fund

	Shares	Value
Regional Banks–(continued)
Wintrust Financial Corp., Series D, 6.50% Pfd.	4,100	$114,759
Zions Bancorp., Series G, 6.30% Pfd.	4,900	135,987
		13,556,858

Reinsurance–0.52%
Maiden Holdings, Ltd., 6.63% Pfd.	3,600	94,428
Maiden Holdings, Ltd., Series A, 8.25% Pfd.	9,100	75,075
Maiden Holdings, Ltd., Series C, 7.13% Pfd.	9,000	233,640
Maiden Holdings, Ltd., Series D, 6.70% Pfd.	11,900	297,500
PartnerRe Ltd. (Bermuda), Series H, 7.25% Pfd.	27,700	806,624
Reinsurance Group of America, Inc., 5.75% Pfd.	23,100	642,180
Reinsurance Group of America, Inc., 6.20% Pfd.	12,200	342,210
RenaissanceRe Holdings Ltd. (Bermuda), Series E, 5.38% Pfd.	18,500	473,600
Validus Holdings Ltd., Series B, 5.80% Pfd.	10,700	270,389
Validus Holdings, Ltd., Series A, 5.88% Pfd.	6,900	177,192
		3,412,838

Residential REIT’s–0.04%
American Homes 4 Rent, Series F, 5.88% Pfd.	5,600	144,200
American Homes 4 Rent, Series G, 5.88% Pfd.	4,500	117,000
		261,200

Retail REIT’s–0.36%
CBL & Associates Properties, Inc., Series D, 7.38% Pfd.	27,000	666,360
DDR Corp., Series A, 6.38% Pfd.	11,500	292,560
DDR Corp., Series J, 6.50% Pfd.	11,000	277,530
Kimco Realty Corp., Series I, 6.00% Pfd.	3,762	94,802
Kimco Realty Corp., Series L, 5.13% Pfd.	9,100	226,044
National Retail Properties, Inc., Series E, 5.70% Pfd.	9,200	240,028
National Retail Properties, Inc., Series F, 5.20% Pfd.	19,000	477,090
Washington Prime Group Inc., Series H, 7.50% Pfd.	4,400	110,924
		2,385,338

Specialized REIT’s–0.90%
Digital Realty Trust Inc., Series C, 6.63% Pfd.	8,400	233,604
Digital Realty Trust, Inc., Series G, 5.88% Pfd.	17,400	444,048

	Shares	Value
Specialized REIT’s–(continued)
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	16,700	$445,723
Digital Realty Trust Inc., Series J, 5.25% Pfd.	18,100	452,319
EPR Properties, Series F, 6.63% Pfd.	3,900	98,553
Public Storage, Series A, 5.88% Pfd.	8,400	224,952
Public Storage, Series B, 5.40% Pfd.	27,100	700,264
Public Storage, Series C, 5.13% Pfd.	30,400	774,288
Public Storage, Series D, 4.95% Pfd.	33,800	847,366
Public Storage, Series E, 4.90% Pfd.	38,100	950,595
Public Storage, Series F, 5.15% Pfd.	8,100	204,120
Public Storage, Series G, 5.05% Pfd.	11,800	298,894
Public Storage, Series Y, 6.38% Pfd.	8,100	214,650
		5,889,376

Thrifts & Mortgage Finance–0.10%
New York Community Bancorp Inc., Series A, 6.38% Pfd.	23,200	647,976

Trading Companies & Distributors–0.03%
GATX Corp., 5.63% Pfd.	6,800	175,855

Wireless Telecommunication Services–0.29%
Telephone & Data Systems Inc., 5.88% Pfd.	12,200	308,416
Telephone & Data Systems Inc., 7.00% Pfd.	21,700	550,312
United States Cellular Corp., 6.95% Pfd.	5,000	126,900
United States Cellular Corp., 7.25% Pfd.	16,700	447,727
United States Cellular Corp., 7.25% Pfd.	17,300	460,872
		1,894,227
Total Preferred Stocks (Cost $139,267,269)		140,999,210

Common Stocks & Other Equity Interests–14.37%
Diversified REIT’s–0.98%
Gladstone Commercial Corp.	63,921	1,384,533
Global Net Lease, Inc.	87,666	1,893,585
Gramercy Property Trust	31,551	937,065
Investors Real Estate Trust	138,554	810,541
Lexington Realty Trust	140,517	1,422,032
		6,447,756

Health Care REIT’s–1.20%
Global Medical REIT, Inc.	206,371	1,745,899
Medical Properties Trust Inc.	108,178	1,431,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Multi-Asset Income Fund

	Shares	Value
Health Care REIT’s–(continued)
New Senior Investment Group Inc.	235,720	$2,107,337
Sabra Health Care REIT, Inc.	58,846	1,172,212
Senior Housing Properties Trust	78,288	1,440,499
		7,897,142

Hotel and Resort REIT’s–1.69%
Apple Hospitality REIT, Inc.	70,857	1,342,032
Ashford Hospitality Trust, Inc.	242,908	1,707,643
Chatham Lodging Trust	62,636	1,362,333
Chesapeake Lodging Trust	47,682	1,330,328
Hospitality Properties Trust	54,227	1,549,808
LaSalle Hotel Properties	43,615	1,230,379
MGM Growth Properties LLC–Class A	32,930	971,764
RLJ Lodging Trust	21,086	456,723
Xenia Hotels & Resorts, Inc.	53,883	1,172,494
		11,123,504

Industrial REIT’s–0.15%
STAG Industrial, Inc.	35,123	958,858

Mortgage REIT’s–8.17%
AG Mortgage Investment Trust, Inc.	86,982	1,636,131
AGNC Investment Corp.	210,510	4,237,566
Annaly Capital Management, Inc.	181,618	2,081,342
Anworth Mortgage Asset Corp.	278,977	1,559,481
Apollo Commercial Real Estate Finance, Inc.	92,431	1,670,228
Blackstone Mortgage Trust, Inc.–Class A	71,890	2,288,259
Capstead Mortgage Corp.	114,907	1,013,480
Cherry Hill Mortgage Investment Corp.	58,964	1,073,735
Chimera Investment Corp.	293,583	5,372,569
CYS Investments, Inc.	321,527	2,572,216
Ellington Residential Mortgage REIT	39,186	524,309
Ladder Capital Corp.	82,766	1,112,375
MFA Financial, Inc.	571,539	4,709,481
MTGE Investment Corp.	116,820	2,114,442
New Residential Investment Corp.	335,975	5,923,239
Orchid Island Capital Inc.	233,885	2,329,495
PennyMac Mortgage Investment Trust	64,084	1,029,189
Redwood Trust, Inc.	65,585	1,030,340
Starwood Property Trust, Inc.	201,074	4,325,102
Two Harbors Investment Corp.	559,066	5,478,847
Western Asset Mortgage Capital Corp.	160,213	1,613,345
		53,695,171

Office REIT’s–0.47%
Franklin Street Properties Corp.	149,213	1,492,130
Government Properties Income Trust	87,951	1,598,070
		3,090,200

	Shares	Value
Residential REIT’s–0.37%
Independence Realty Trust, Inc.	132,705	$1,346,956
Preferred Apartment Communities, Inc.–Class A	55,443	1,100,543
		2,447,499

Retail REIT’s–0.98%
CBL & Associates Properties, Inc.	319,810	2,507,310
Whitestone REIT	130,102	1,738,163
Washington Prime Group Inc.	276,944	2,168,472
		6,413,945

Specialized REIT’s–0.36%
CoreCivic, Inc.	45,648	1,125,679
Geo Group Inc. (The)	48,025	1,246,236
		2,371,915
Total Common Stocks & Other Equity Interests (Cost $91,788,053)		94,445,990

	Principal Amount
U.S. Treasury Securities–8.33%
U.S. Treasury Bills–0.04%
1.05%, 02/01/2018(e)(f)	$10,000	9,971
1.09%, 02/01/2018(e)(f)	130,000	129,625
1.11%, 02/01/2018(e)(f)	125,000	124,639
		264,235

U.S. Treasury STRIPS–8.29%
2.71%, 11/15/2045(e)(g)	28,685,000	12,602,743
2.88%, 11/15/2045(e)(g)	4,900,000	2,152,813
2.91%, 11/15/2045(e)(g)	3,000,000	1,318,049
2.94%, 11/15/2045(e)(g)	4,800,000	2,108,878
2.96%, 11/15/2045(e)(g)	19,000,000	8,347,642
2.97%, 11/15/2045(e)(g)	5,200,000	2,284,618
2.98%, 11/15/2045(e)(g)	4,300,000	1,889,203
2.99%, 11/15/2045(e)(g)	2,300,000	1,010,505
3.02%, 11/15/2045(e)(g)	7,100,000	3,119,382
3.03%, 11/15/2045(e)(g)	1,500,000	659,024
3.08%, 11/15/2045(e)(g)	5,900,000	2,592,162
3.10%, 11/15/2045(e)(g)	900,000	395,415
3.13%, 11/15/2045(e)(g)	2,100,000	922,634
3.14%, 11/15/2045(e)(g)	7,000,000	3,075,447
3.17%, 11/15/2045(e)(g)	2,800,000	1,230,179
3.19%, 11/15/2045(e)(g)	3,000,000	1,318,049
3.23%, 11/15/2045(e)(g)	5,200,000	2,284,618
3.24%, 11/15/2045(e)(g)	2,200,000	966,569
3.27%, 11/15/2045(e)(g)	11,015,000	4,839,436
3.31%, 11/15/2045(e)(g)	3,100,000	1,361,984
		54,479,350
Total U.S. Treasury Securities (Cost $54,670,603)		54,743,585

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Multi-Asset Income Fund

	Shares		Value
Exchange-Traded Notes–8.16%
ETRACS Alerian MLP Infrastructure Index ETN, 7.27%, 04/02/2040(h)		1,067,000	$25,063,830
JPMorgan Alerian MLP Index ETN, 6.28%, 05/24/2024(h)		1,056,000	28,575,360
Total Exchange-Traded Notes (Cost $58,354,690)			53,639,190

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.25%(i)
Cable & Satellite–0.08%
SES S.A. (Luxembourg), REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 4.63%(b)(c)	EUR	400,000	505,275

Electric Utilities–0.04%
Enel S.p.A. (Italy), REGS, Jr. Unsec. Sub. Euro Bonds, 6.63%, 09/15/2076(b)	GBP	200,000	301,940

Food Retail–0.05%
Iceland Bondco PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 4.63%, 03/15/2025(b)	GBP	250,000	322,926

Health Care Services–0.04%
Synlab Unsecured Bondco PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 07/01/2023(b)	EUR	200,000	256,783

	Principal Amount		Value
Restaurants–0.04%
PizzaExpress Financing 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 6.63%, 08/01/2021(b)	GBP	200,000	$259,476
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,540,698)			1,646,400

Variable Rate Senior Loan Interests–0.12%(j)
Food & Drug Retailers–0.12%
Albertson’s LLC, Term Loan B-4, 3.99% (3 mo. USD LIBOR + 2.75%), 08/25/2021 (Cost $770,597)		$802,988	780,219

	Shares
Money Market Funds–5.31%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(k)		20,955,834	20,955,834
Invesco Treasury Portfolio–Institutional Class, 0.94%(k)		13,970,556	13,970,556
Total Money Market Funds (Cost $34,926,390)			34,926,390
TOTAL INVESTMENTS IN SECURITIES–98.52% (Cost $644,028,517)			647,414,616
OTHER ASSETS LESS LIABILITIES–1.48%			9,705,894
NET ASSETS–100.00%			$657,120,510

Investment Abbreviations:

Deb.	– Debentures
ETN	– Exchange-Traded Notes
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
MLP	– Master Limited Partnership
Pfd.	– Preferred

PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
STRIPS	– Separately Traded Registered Interest and Principal Security
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– United States Dollar

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $124,563,216, which represented 18.96% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open swap agreements. See Note 1L.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2017.
(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Multi-Asset Income Fund

Open Futures Contracts
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts
Dow Jones Euro STOXX 50 Index	512	December-2017	$21,936,651	$1,156,335	$1,156,335
E-Mini Russell 2000	215	December-2017	16,154,025	673,443	673,443
E-Mini S&P 500 Index	126	December-2017	16,208,010	520,833	520,833
FTSE 100 Index	219	December-2017	21,724,421	262,708	262,708
Hang Seng Index	119	November-2017	21,507,678	(12,393)	(12,393)
Topix Stock Price Index	150	December-2017	23,260,621	2,256,291	2,256,291
Subtotal — Equity Risk				4,857,217	4,857,217
Subtotal — Long				4,857,217	4,857,217

Short Futures Contracts
Euro Bonds	110	December-2017	(20,854,622)	(193,373)	(193,373)
Long Gilt	127	December-2017	(20,975,316)	60,288	60,288
U.S. Treasury Long Bonds	66	December-2017	(10,062,938)	77,999	77,999
Subtotal — Interest Rate Risk				(55,086)	(55,086)
Subtotal — Short				(55,086)	(55,086)
Total Futures Contracts					$4,802,131

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty					Unrealized Appreciation (Depreciation)
		Contract to
		Deliver		Receive
11/30/2017	Barclays Bank PLC	GBP	244,000	USD	324,614	$214
11/30/2017	Deutsche Bank Securities Inc.	EUR	793,994	USD	938,440	12,023
Subtotal						12,237
11/30/2017	Citigroup Global Markets Inc.	GBP	365,156	USD	468,438	(17,039)
11/30/2017	Goldman Sachs International	USD	248,152	EUR	210,000	(3,128)
Subtotal						(20,167)
Total Forward Foreign Currency Contracts — Currency Risk						$(7,930)

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid	Value	Unrealized Appreciation(b)
Markit iTraxx Europe Index	Sell	5.00%	Quarterly	06/20/2022	2.80%	$4,950,000	$326,949	$446,129	$119,180

(a)	Implied credit spreads represent the current level, as of October 31, 2017, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Multi-Asset Income Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $609,102,127)	$612,488,226
Investments in affiliated money market funds, at value and cost	34,926,390
Other investments:
Variation margin receivable — futures	160,219
Variation margin receivable — centrally cleared swap agreements	6,903
Unrealized appreciation on forward foreign currency contracts outstanding	12,237
Cash	315,493
Foreign currencies, at value (Cost $21,245)	21,051
Receivable for:
Investments sold	108,063
Fund shares sold	7,487,093
Dividends and interest	4,361,188
Fund expenses absorbed	43,981
Investment for trustee deferred compensation and retirement plans	27,195
Other assets	101,820
Total assets	660,059,859

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	20,167
Payable for:
Investments purchased	1,494,087
Fund shares reacquired	1,007,724
Accrued fees to affiliates	202,676
Accrued trustees’ and officers’ fees and benefits	2,352
Accrued other operating expenses	181,386
Trustee deferred compensation and retirement plans	30,957
Total liabilities	2,939,349
Net assets applicable to shares outstanding	$657,120,510

Net assets consist of:
Shares of beneficial interest	$647,671,396
Undistributed net investment income	(67,769)
Undistributed net realized gain	1,216,949
Net unrealized appreciation	8,299,934
$657,120,510

Net Assets:
Class A	$191,394,898
Class C	$74,211,353
Class R	$1,608,370
Class Y	$328,798,342
Class R5	$30,109
Class R6	$61,077,438

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	17,387,561
Class C	6,747,676
Class R	146,140
Class Y	29,862,697
Class R5	2,734
Class R6	5,547,189
Class A:
Net asset value per share	$11.01
Maximum offering price per share
(Net asset value of $11.01 ÷ 94.50%)	$11.65
Class C:
Net asset value and offering price per share	$11.00
Class R:
Net asset value and offering price per share	$11.01
Class Y:
Net asset value and offering price per share	$11.01
Class R5:
Net asset value and offering price per share	$11.01
Class R6:
Net asset value and offering price per share	$11.01

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Multi-Asset Income Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Interest	$9,496,846
Dividends (net of foreign withholding taxes of $1,613)	10,652,046
Dividends from affiliated money market funds	176,061
Total investment income	20,324,953

Expenses:
Advisory fees	1,936,678
Administrative services fees	111,786
Custodian fees	62,619
Distribution fees:
Class A	314,667
Class C	443,920
Class R	5,340
Transfer agent fees — A, C, R and Y	389,667
Transfer agent fees — R5	7
Transfer agent fees — R6	666
Trustees’ and officers’ fees and benefits	25,091
Registration and filing fees	118,658
Licensing Fees	165,700
Reports to shareholders	85,162
Professional services fees	67,079
Other	32,601
Total expenses	3,759,641
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(689,891)
Net expenses	3,069,750
Net investment income	17,255,203

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(2,979))	2,988,245
Foreign currencies	(135,646)
Forward foreign currency contracts	(37,157)
Futures contracts	7,520,571
Swap agreements	252,372
10,588,385
Change in net unrealized appreciation (depreciation) of:
Investment securities	$(1,295,125)
Foreign currencies	2,485
Forward foreign currency contracts	(59,546)
Futures contracts	4,487,348
Swap agreements	86,727
3,221,889
Net realized and unrealized gain	13,810,274
Net increase in net assets resulting from operations	$31,065,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Multi-Asset Income Fund

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$17,255,203	$6,729,718
Net realized gain	10,588,385	981,215
Change in net unrealized appreciation	3,221,889	1,893,239
Net increase in net assets resulting from operations	31,065,477	9,604,172

Distributions to shareholders from net investment income:
Class A	(5,659,946)	(2,847,881)
Class C	(1,660,348)	(751,745)
Class R	(45,346)	(17,519)
Class Y	(7,006,185)	(825,464)
Class R5	(1,289)	(587)
Class R6	(2,679,432)	(2,805,712)
Total distributions from net investment income	(17,052,546)	(7,248,908)

Share transactions–net:
Class A	94,789,727	37,737,567
Class C	48,232,871	6,501,206
Class R	1,023,387	194,926
Class Y	293,115,564	18,353,047
Class R5	9,180	9,064
Class R6	9,119,307	(18,420,097)
Net increase in net assets resulting from share transactions	446,290,036	44,375,713
Net increase in net assets	460,302,967	46,730,977

Net assets:
Beginning of year	196,817,543	150,086,566
End of year (includes undistributed net investment income of $(67,769) and $(145,929), respectively)	$657,120,510	$196,817,543

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Multi-Asset Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than

33                         Invesco Multi-Asset Income Fund

institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

34                         Invesco Multi-Asset Income Fund

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

35                         Invesco Multi-Asset Income Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

36                         Invesco Multi-Asset Income Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2017 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Effective January 1, 2017, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Next $500 million	0.45%
Next $500 million	0.40%
Over $1.5 billion	0.39%

Prior to January 1, 2017, the Fund had paid an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.65%
Next $500 million	0.60%
Next $500 million	0.55%
Over $1.5 billion	0.54%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.51%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%,

37                         Invesco Multi-Asset Income Fund

0.60% and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to January 1, 2017, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.05%, 1.80%, 1.30%, 0.80%, 0.80% and 0.80%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $299,551 and reimbursed class level expenses of $152,248, $53,696, $1,292, $181,296, $8 and $666 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $111,254 in front-end sales commissions from the sale of Class A shares and $4,334 and $6,559 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

38                         Invesco Multi-Asset Income Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
U.S. Dollar Denominated Bonds & Notes	$—	$266,233,632	$—	$266,233,632
Preferred Stocks	139,037,256	1,961,954	—	140,999,210
Common Stocks & Other Equity Interests	94,445,990	—	—	94,445,990
U.S. Treasury Securities	—	54,743,585	—	54,743,585
Exchange-Traded Notes	53,639,190	—	—	53,639,190
Non-U.S. Dollar Denominated Bonds & Notes	—	1,646,400	—	1,646,400
Variable Rate Senior Loan Interests	—	780,219	—	780,219
Money Market Funds	34,926,390	—	—	34,926,390
	322,048,826	325,365,790	—	647,414,616
Futures Contracts*	4,802,131	—	—	4,802,131
Forward Foreign Currency Contracts*	—	(7,930)	—	(7,930)
Swap Agreements*	—	119,180	—	119,180
Total Investments	$326,850,957	$325,477,040	$—	$652,327,997

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2017:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$—	$4,869,610	$138,287	$5,007,897
Unrealized appreciation on swap agreements — Centrally Cleared(a)	119,180	—	—	—	119,180
Unrealized appreciation on forward foreign currency contracts outstanding	—	12,237	—	—	12,237
Total Derivative Assets	119,180	12,237	4,869,610	138,287	5,139,314
Derivatives not subject to master netting agreements	(119,180)	—	(4,869,610)	(138,287)	(5,127,077)
Total Derivative Assets subject to master netting agreements	$—	$12,237	$—	$—	$12,237

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$—	$(12,393)	$(193,373)	$(205,766)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(20,167)	—	—	(20,167)
Total Derivative Liabilities	—	(20,167)	(12,393)	(193,373)	(225,933)
Derivatives not subject to master netting agreements	—	—	12,393	193,373	205,766
Total Derivative Liabilities subject to master netting agreements	$—	$(20,167)	$—	$—	$(20,167)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

39                         Invesco Multi-Asset Income Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$214	$—	$214	$—	$—	$214
Citigroup Global Markets Inc.	—	(17,039)	(17,039)	—	—	(17,039)
Deutsche Bank Securities Inc.	12,023	—	12,023	—	—	12,023
Goldman Sachs International	—	(3,128)	(3,128)	—	—	(3,128)
Total	$12,237	$(20,167)	$(7,930)	$—	$—	$(7,930)

Effect of Derivative Investments for the year ended October 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(37,157)	$—	$—	$(37,157)
Futures contracts	—	—	8,688,524	(1,167,953)	7,520,571
Swap agreements	252,372	—	—	—	252,372
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	(59,546)	—	—	(59,546)
Futures contracts	—	—	4,731,182	(243,834)	4,487,348
Swap agreements	86,727	—	—	—	86,727
Total	$339,099	$(96,703)	$13,419,706	$(1,411,787)	$12,250,315
The table below summarizes the twelve month average notional value of forward foreign currency contracts and futures contracts and the nine month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$1,574,873	$114,503,648	$3,858,556

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2017, the Fund engaged in securities sales of $90,781, which resulted in net realized gains (losses) of $(2,979).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,134.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

40                         Invesco Multi-Asset Income Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$17,052,546	$7,248,908

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$2,432,277
Undistributed long-term gain	4,502,172
Net unrealized appreciation — investments	2,542,543
Net unrealized appreciation — foreign currencies	454
Temporary book/tax differences	(28,332)
Shares of beneficial interest	647,671,396
Total net assets	$657,120,510

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond premiums.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2017.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $512,889,248 and $118,008,255, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $58,456,126 and $20,287,595, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$11,938,903
Aggregate unrealized (depreciation) of investments	(9,396,360)
Net unrealized appreciation of investments	$2,542,543

Cost of investments for tax purposes is $650,112,403.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, foreign currency transactions, futures contracts and swap agreements income, on October 31, 2017, undistributed net investment income was decreased by $124,497 undistributed net realized gain was increased by $189,149 and shares of beneficial interest was decreased by $64,652. This reclassification had no effect on the net assets of the Fund.

41                         Invesco Multi-Asset Income Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	14,849,703	$161,218,349	5,267,027	$55,774,372
Class C	4,808,469	52,215,702	973,923	10,215,089
Class R	107,694	1,162,484	35,654	374,579
Class Y	31,062,629	338,133,338	2,466,882	25,860,783
Class R5	1,574	16,577	838	9,002
Class R6	628,573	6,736,724	949,592	9,507,580

Issued as reinvestment of dividends:
Class A	466,849	5,048,168	250,608	2,538,721
Class C	119,493	1,292,176	64,533	650,905
Class R	4,152	44,882	1,661	16,789
Class Y	521,000	5,680,154	71,597	730,390
Class R5	72	771	6	62
Class R6	248,948	2,679,432	275,154	2,746,085

Reacquired:
Class A	(6,642,263)	(71,476,790)	(2,020,290)	(20,575,526)
Class C	(488,324)	(5,275,007)	(430,535)	(4,364,788)
Class R	(16,941)	(183,979)	(19,673)	(196,442)
Class Y	(4,673,930)	(50,697,928)	(816,554)	(8,238,126)
Class R5	(757)	(8,168)	—	—
Class R6(b)	(27,712)	(296,849)	(3,221,075)	(30,673,762)
Net increase in share activity	40,969,229	$446,290,036	3,849,348	$44,375,713

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 9% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On February 18, 2016, 3,221,845 Class R6 shares valued at $30,671,968 were redeemed by affiliated mutual funds.

42                         Invesco Multi-Asset Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$10.51	$0.49	$0.50	$0.99	$(0.49)	$—	$(0.49)	$11.01	9.64%	$191,395	0.86	%(d)	1.06	%(d)	4.53	%(d)	40%
Year ended 10/31/16	10.09	0.47	0.45	0.92	(0.50)	—	(0.50)	10.51	9.44	91,585	1.04		1.28		4.60		101
Year ended 10/31/15	10.37	0.46	(0.25)	0.21	(0.49)	—	(0.49)	10.09	2.02	52,613	0.99		1.27		4.52		120
Year ended 10/31/14	10.04	0.48	0.37	0.85	(0.52)	—	(0.52)	10.37	8.66	42,104	0.88		1.28		4.69		89
Year ended 10/31/13	10.83	0.50	(0.58)	(0.08)	(0.55)	(0.16)	(0.71)	10.04	(0.83)	40,515	0.88		1.22		4.83		86
Class C
Year ended 10/31/17	10.50	0.41	0.50	0.91	(0.41)	—	(0.41)	11.00	8.83	74,211	1.61	(d)	1.81	(d)	3.78	(d)	40
Year ended 10/31/16	10.08	0.39	0.45	0.84	(0.42)	—	(0.42)	10.50	8.62	24,238	1.79		2.03		3.85		101
Year ended 10/31/15	10.36	0.39	(0.26)	0.13	(0.41)	—	(0.41)	10.08	1.26	17,133	1.74		2.02		3.77		120
Year ended 10/31/14	10.03	0.40	0.37	0.77	(0.44)	—	(0.44)	10.36	7.85	14,854	1.63		2.03		3.94		89
Year ended 10/31/13	10.82	0.42	(0.58)	(0.16)	(0.47)	(0.16)	(0.63)	10.03	(1.58)	16,592	1.63		1.97		4.08		86
Class R
Year ended 10/31/17	10.51	0.46	0.50	0.96	(0.46)	—	(0.46)	11.01	9.37	1,608	1.11	(d)	1.31	(d)	4.28	(d)	40
Year ended 10/31/16	10.08	0.44	0.46	0.90	(0.47)	—	(0.47)	10.51	9.28	538	1.29		1.53		4.35		101
Year ended 10/31/15	10.36	0.44	(0.26)	0.18	(0.46)	—	(0.46)	10.08	1.77	339	1.24		1.52		4.27		120
Year ended 10/31/14	10.03	0.46	0.36	0.82	(0.49)	—	(0.49)	10.36	8.39	141	1.13		1.53		4.44		89
Year ended 10/31/13	10.83	0.47	(0.59)	(0.12)	(0.52)	(0.16)	(0.68)	10.03	(1.17)	51	1.13		1.47		4.58		86
Class Y
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	—	(0.52)	11.01	9.91	328,798	0.61	(d)	0.81	(d)	4.78	(d)	40
Year ended 10/31/16	10.09	0.50	0.44	0.94	(0.52)	—	(0.52)	10.51	9.71	31,049	0.79		1.03		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	12,424	0.74		1.02		4.77		120
Year ended 10/31/14	10.05	0.51	0.35	0.86	(0.54)	—	(0.54)	10.37	8.82	6,725	0.63		1.03		4.94		89
Year ended 10/31/13	10.84	0.53	(0.58)	(0.05)	(0.58)	(0.16)	(0.74)	10.05	(0.57)	7,409	0.63		0.97		5.08		86
Class R5
Year ended 10/31/17	10.52	0.52	0.49	1.01	(0.52)	—	(0.52)	11.01	9.81	30	0.61	(d)	0.72	(d)	4.78	(d)	40
Year ended 10/31/16	10.09	0.50	0.45	0.95	(0.52)	—	(0.52)	10.52	9.82	19	0.79		0.90		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	10	0.74		0.89		4.77		120
Year ended 10/31/14	10.05	0.50	0.36	0.86	(0.54)	—	(0.54)	10.37	8.82	10	0.63		0.90		4.94		89
Year ended 10/31/13	10.84	0.54	(0.59)	(0.05)	(0.58)	(0.16)	(0.74)	10.05	(0.57)	10	0.63		0.90		5.08		86
Class R6
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	—	(0.52)	11.01	9.91	61,077	0.61	(d)	0.69	(d)	4.78	(d)	40
Year ended 10/31/16	10.09	0.49	0.45	0.94	(0.52)	—	(0.52)	10.51	9.71	49,388	0.79		0.90		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	67,568	0.74		0.89		4.77		120
Year ended 10/31/14	10.04	0.50	0.37	0.87	(0.54)	—	(0.54)	10.37	8.93	51,057	0.63		0.90		4.94		89
Year ended 10/31/13	10.84	0.53	(0.59)	(0.06)	(0.58)	(0.16)	(0.74)	10.04	(0.67)	171,140	0.63		0.85		5.08		86

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $125,867, $44,392, $1,068, $149,881, $27 and $56,095 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

43                         Invesco Multi-Asset Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Multi-Asset Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Multi-Asset Income Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

44                         Invesco Multi-Asset Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,033.30	$4.31	$1,020.97	$4.28	0.84%
C	1,000.00	1,029.40	8.13	1,017.19	8.08	1.59
R	1,000.00	1,032.00	5.58	1,019.71	5.55	1.09
Y	1,000.00	1,034.60	3.03	1,022.23	3.01	0.59
R5	1,000.00	1,033.60	3.02	1,022.23	3.01	0.59
R6	1,000.00	1,034.60	3.03	1,022.23	3.01	0.59

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

45                         Invesco Multi-Asset Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Multi-Asset Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target Allocation Conservative Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual

46                         Invesco Multi-Asset Income Fund

management fee rate for Class A shares of the Fund was at the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and its affiliates manage two other mutual funds using an investment process substantially similar to the investment process used for the Fund. The Board noted that both of the other mutual funds are fund of funds and Invesco Advisers does not charge advisory fees at the fund level. Invesco Advisors and the Affiliated Sub-Advisers do not manage other client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco

Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fud to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

47                         Invesco Multi-Asset Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	3.94%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

48                         Invesco Multi-Asset Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Multi-Asset Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Multi-Asset Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Multi-Asset Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Multi-Asset Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MAIN-AR-1	12212017	1141

Invesco

Annual Report to Shareholders October 31, 2017

Invesco Pacific Growth Fund

Nasdaq:
A: TGRAX ▪ B: TGRBX ▪ C: TGRCX ▪ R: TGRRX ▪ Y: TGRDX ▪ R5: TGRSX ▪ R6: TGRUX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Schedule of Investments
12 Financial Statements
14 Notes to Financial Statements
21 Financial Highlights
22 Auditor's Report
23 Fund Expenses
24 Approval of Investment Advisory and Sub-Advisory Contracts
26 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

     American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Pacific Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Pacific Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Pacific Growth Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country Asia Pacific Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	28.09%
Class B Shares	27.08
Class C Shares	27.11
Class R Shares	27.75
Class Y Shares	28.43
Class R5 Shares	28.53
Class R6 Shares*	28.33
MSCI EAFE Index▼ (Broad Market Index)	23.44
MSCI All Country Asia Pacific Index▼ (Style-Specific Index)	23.70
Lipper Pacific Region Funds Index∎ (Peer Group Index)	22.30
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.
*Class R6 shares incepted on April 4, 2017. See page 7 for more details.

Market conditions and your Fund

For the fiscal year ended October 31, 2017, Asia Pacific markets were strong amid favorable earnings and discounted valuations compared to developed markets. The reporting period started off with Asia Pacific markets exhibiting weakness at the end of 2016, as increasing concerns about possible US protectionist policies overshadowed the region’s positive economic developments. A strong US dollar also had a negative impact, with most Asian currencies trending lower.

    In the first half of 2017, Asia Pacific markets strengthened, posting double-digit gains across key markets. India’s market ended the first quarter as the best-performing Asian market, with its economy gradually recovering from the temporary disruption caused by a demonetization of its currency. Asia Pacific markets extended their gains in the second quarter as economic conditions further improved. Corporate earnings were strong as sales rose and lower costs expanded profit margins.

    In the second half of 2017, Asia Pacific markets continued their year-to-date gains. Macroeconomic data remained strong, with official manufacturing Purchasing Managers’ Index and industrial profits data indicating robust domestic economies. Japanese stocks rallied in September as investors finally stepped into the markets with hope that strong corporate earnings, combined with a decent macro economy and Prime Minister Abe’s decision to call a snap election, would push Japanese stocks higher.

    On a geographic basis, positive stock selection in Japan was the leading contributor to Fund performance versus the MSCI All Country Asia Pacific Index. Stock selection in China and India contributed to Fund outperformance versus the style-specific index, as well.

    In contrast, negative stock selection in South Korea was the leading detractor from the Fund’s performance versus the style-specific index. Holdings in Thailand, Indonesia and Singapore detracted from relative results. An underweight position in Indonesia was also a drag on the Fund’s relative performance.

    At the sector level, stock selection in and overweight exposure to the information technology (IT) sector led out performance versus the MSCI All Country Asia Pacific Index. Contributors included China-based internet gaming leader Tencent Holdings and Japan-based Yaskawa Electric, which both delivered solid earnings for the reporting period.

    Stock selection in the industrials and financials sectors also contributed to Fund performance relative to its style-specific index during the reporting period. Airport owner and operator Beijing Capital International Airport was the largest contributor within the industrials sector. We sold our position in Beijing Capital International Airport before the close of the reporting period. Bajaj Finance, an Indian financial services company, was a leading contributor within the financials sector. The consumer finance company recovered strongly from a fourth quarter 2016 correction due to temporary disruption from demonetization.

    Conversely, stock selection in the utilities sector detracted from both absolute and relative Fund performance. Guangdong Investment, a Chinese company that operates utilities through its subsidiaries, was the leading detractor from relative Fund performance within the sector. Australia-based APA Group, a company that owns and operates natural gas and electricity assets, also detracted from the Fund’s relative performance during the reporting period. We sold our positions in Guangdong Investment and APA Group before the close of the reporting period.

Portfolio Composition
By sector	% of total net assets

Information Technology	35.6%
Industrials	17.4
Consumer Discretionary	14.1
Financials	11.3
Consumer Staples	9.9
Materials	5.6
Real Estate	1.7
Health Care	1.1
Telecommunication Services	0.8

Money Market Funds Plus Other Assets Less Liabilities	2.5

Top 10 Equity Holdings*
% of total net assets

1.	Tencent Holdings Ltd.	9.0%
2.	Taiwan Semiconductor Manufacturing Co. Ltd.	5.1
3.	Samsung Electronics Co., Ltd.	4.9
4.	AIA Group Ltd.	3.1
5.	Maruti Suzuki India Ltd.	2.6
6.	Britannia Industries Ltd.	2.3
7.	Sumitomo Metal Mining Co., Ltd.	2.3
8.	Bajaj Finance Ltd.	2.2
9.	Komatsu Ltd.	2.1
10.	Baidu, Inc.-ADR	2.1

Total Net Assets	$104.8 million
Total Number of Holdings*	58

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2017.

4 Invesco Pacific Growth Fund

    Underweight exposure to the relatively strong materials sector was another detractor from Fund performance versus the style-specific index.

    The Fund’s cash position, which averaged around 3.5% during the reporting period, was a key detractor from relative Fund performance, given rising equity markets.

    During the reporting period, the Fund’s Asia Pacific ex-Japan allocation favored consumer-related sectors, with overweight positions in the IT, consumer discretionary and consumer staples sectors and underweight positions in the financials and energy sectors. The Fund’s Japan position focused on attractively priced stocks across a broad range of sectors that have sound corporate governance and competent management and are transforming to create sustainable corporate value.

    We continue to look for stocks that have a competitive edge to successfully expand businesses over the long term, and stocks with positive fundamentals and prospects across a broad range of sectors.

    We thank you for your continued investment in Invesco Pacific Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Paul Chan Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pacific Growth Fund. He joined Invesco in 2001. Mr. Chan earned a BS in economics from the University of Manitoba.

Daiji Ozawa Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pacific Growth Fund. He joined Invesco in 2010. Mr. Ozawa earned a BA in political science from Waseda University.

5 Invesco Pacific Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/07

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Pacific Growth Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	3.06%
10 Years	1.50
5 Years	10.16
1 Year	21.05

Class B Shares
Inception (11/30/90)	5.50%
10 Years	1.47
5 Years	10.31
1 Year	22.08

Class C Shares
Inception (7/28/97)	2.60%
10 Years	1.34
5 Years	10.58
1 Year	26.11

Class R Shares
Inception (3/31/08)	4.19%
5 Years	11.12
1 Year	27.75

Class Y Shares
Inception (7/28/97)	3.60%
10 Years	2.35
5 Years	11.69
1 Year	28.43

Class R5 Shares
10 Years	2.33%
5 Years	11.84
1 Year	28.53

Class R6 Shares
10 Years	2.10%
5 Years	11.46
1 Year	28.33

Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Pacific Growth Fund Inc., advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Pacific Growth Fund. Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Pacific Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	2.78%
10 Years	1.81
5 Years	9.17
1 Year	11.44

Class B Shares
Inception (11/30/90)	5.29%
10 Years	1.78
5 Years	9.31
1 Year	12.04

Class C Shares
Inception (7/28/97)	2.33%
10 Years	1.65
5 Years	9.59
1 Year	16.04

Class R Shares
Inception (3/31/08)	3.62%
5 Years	10.13
1 Year	17.63

Class Y Shares
Inception (7/28/97)	3.32%
10 Years	2.66
5 Years	10.68
1 Year	18.22

Class R5 Shares
10 Years	2.64%
5 Years	10.84
1 Year	18.37

Class R6 Shares
10 Years	2.41%
5 Years	10.45
1 Year	18.12

fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.64%, 2.39%, 2.37%, 1.89%, 1.39%, 1.28% and 1.22%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco Pacific Growth Fund

Invesco Pacific Growth’s Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Asia Pacific region (including Japan) risk. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. The Fund’s Japanese investments may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts and natural disasters, as well as by commodity markets fluctuations related to Japan’s limited natural resource supply.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Pacific Growth Fund

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market

About indexes used in this report

∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI All Country Asia Pacific Index is an unmanaged index considered representative of Asia Pacific region stock markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Pacific Region Funds Index is an unmanaged index considered representative of Pacific region funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9 Invesco Pacific Growth Fund

Schedule of Investments

October 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–97.52%
Australia–5.40%
Cochlear Ltd.	8,261	$1,115,365
Commonwealth Bank of Australia	484	28,758
National Australia Bank Ltd.	30,256	759,482
Orora Ltd.	823,356	2,142,669
Treasury Wine Estates Ltd.	133,597	1,610,045
		5,656,319

China–15.48%
Baidu, Inc.–ADR(a)	8,820	2,151,551
China Animal Healthcare Ltd.(a)(b)	349,000	58,156
China Literature Ltd.(a)(c)	165	1,175
Ping An Insurance (Group) Co. of China Ltd.–Class H	237,000	2,080,973
Semiconductor Manufacturing International Corp.(a)	349,500	535,804
Sunny Optical Technology Group Co., Ltd.	67,000	980,773
Tencent Holdings Ltd.	208,100	9,373,256
ZTE Corp.–Class H(a)	300,600	1,042,278
		16,223,966

Hong Kong–3.05%
AIA Group Ltd.	424,800	3,196,319
Henderson Land Development Co. Ltd.	121	789
		3,197,108

India–8.87%
Bajaj Finance Ltd.	83,463	2,321,070
Britannia Industries Ltd.	33,795	2,421,590
Eicher Motors Ltd.	3,724	1,853,928
Maruti Suzuki India Ltd.	21,270	2,697,452
		9,294,040

Indonesia–2.56%
PT Telekomunikasi Indonesia Persero Tbk	2,828,100	844,603
PT Unilever Indonesia Tbk	502,300	1,836,915
		2,681,518

Japan–41.63%
Aida Engineering, Ltd.	117,500	1,360,564
Daikin Industries, Ltd.	19,200	2,126,887
Daiwa House Industry Co., Ltd.	48,900	1,793,680
Fukushima Industries Corp.	44,600	1,724,411
H.I.S. Co., Ltd.	56,000	1,885,596
Hitachi High-Technologies Corp.	35,800	1,501,835
K’s Holdings Corp.	51,100	1,172,251
Kakaku.com, Inc.	94,200	1,295,133
Komatsu Ltd.	67,900	2,234,907
Konoike Transport Co., Ltd.	98,200	1,507,248
Mitsubishi Corp.	73,300	1,717,722
Nidec Corp.	16,200	2,144,648

	Shares	Value
Japan–(continued)
Nifco Inc.	29,000	$1,897,874
Omron Corp.	33,800	1,886,453
Otsuka Corp.	24,500	1,659,337
Paltac Corp.	33,400	1,320,547
Persol Holdings Co., Ltd.	37,600	926,688
Pilot Corp.	18,800	950,199
Resorttrust, Inc.	75,300	1,487,087
SCSK Corp.	26,600	1,149,447
Sekisui Chemical Co., Ltd.	83,800	1,690,835
Seria Co., Ltd.	13,200	750,040
Sompo Holdings, Inc.	47,600	1,903,098
Sumitomo Metal Mining Co., Ltd.	59,900	2,366,232
Tsubakimoto Chain Co.	190,000	1,632,903
Yamaha Motor Co., Ltd.	62,900	1,883,308
Yaskawa Electric Corp.	46,400	1,648,834
		43,617,764

Philippines–1.51%
Ayala Corp.	78,980	1,579,600

South Korea–10.95%
AMOREPACIFIC Group	13,299	1,700,751
BGFretail Co., Ltd.	17,214	1,215,370
NAVER Corp.	2,206	1,767,012
Nongshim Co., Ltd.	2,864	888,337
Ottogi Corp.	1,079	730,993
Samsung Electronics Co., Ltd.	2,102	5,174,483
		11,476,946

Taiwan–6.78%
Largan Precision Co., Ltd.	9,000	1,717,119
Taiwan Semiconductor Manufacturing Co. Ltd.	667,143	5,388,007
		7,105,126

Thailand–1.29%
Siam Cement PCL (The)	92,200	1,354,087
Total Common Stocks & Other Equity Interests (Cost $75,747,144)		102,186,474

Money Market Funds–3.21%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(d)	2,021,286	2,021,286
Invesco Treasury Portfolio–Institutional Class, 0.94%(d)	1,347,523	1,347,523
Total Money Market Funds (Cost $3,368,809)		3,368,809
TOTAL INVESTMENTS IN SECURITIES–100.73% (Cost $79,115,953)		105,555,283
OTHER ASSETS LESS LIABILITIES–(0.73)%		(768,593)
NET ASSETS–100.00%		$104,786,690

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Pacific Growth Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(c)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2017 represented less than 1% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Pacific Growth Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $75,747,144)	$102,186,474
Investments in affiliated money market funds, at value and cost	3,368,809
Foreign currencies, at value (Cost $908,155)	908,348
Receivable for:
Fund shares sold	231,058
Dividends	327,608
Investment for trustee deferred compensation and retirement plans	43,261
Other assets	46,490
Total assets	107,112,048

Liabilities:
Payable for:
Investments purchased	1,972,743
Fund shares reacquired	63,386
Accrued foreign taxes	63,634
Accrued fees to affiliates	58,809
Accrued trustees’ and officers’ fees and benefits	1,988
Accrued other operating expenses	70,091
Trustee deferred compensation and retirement plans	94,707
Total liabilities	2,325,358
Net assets applicable to shares outstanding	$104,786,690

Net assets consist of:
Shares of beneficial interest	$78,681,729
Undistributed net investment income (loss)	(303,338)
Undistributed net realized gain (loss)	(28,535)
Net unrealized appreciation	26,436,834
$104,786,690

Net Assets:
Class A	$80,319,108
Class B	$113,515
Class C	$5,535,246
Class R	$283,297
Class Y	$18,505,144
Class R5	$17,932
Class R6	$12,448

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,388,427
Class B	3,659
Class C	178,019
Class R	8,522
Class Y	540,467
Class R5	523
Class R6	363
Class A:
Net asset value per share	$33.63
Maximum offering price per share
(Net asset value of $33.63 ÷ 94.50%)	$35.59
Class B:
Net asset value and offering price per share	$31.02
Class C:
Net asset value and offering price per share	$31.09
Class R:
Net asset value and offering price per share	$33.24
Class Y:
Net asset value and offering price per share	$34.24
Class R5:
Net asset value and offering price per share	$34.29
Class R6:
Net asset value and offering price per share	$34.29

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Pacific Growth Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $132,816)	$1,145,765
Dividends from affiliated money market funds (includes securities lending income of $1,500)	16,650
Total investment income	1,162,415

Expenses:
Advisory fees	707,519
Administrative services fees	50,000
Custodian fees	63,954
Distribution fees:
Class A	165,091
Class B	1,175
Class C	45,681
Class R	1,216
Transfer agent fees — A, B, C, R and Y	148,631
Transfer agent fees — R5	15
Transfer agent fees — R6	6
Trustees’ and officers’ fees and benefits	21,740
Registration and filing fees	87,348
Reports to shareholders	51,511
Professional services fees	76,032
Other	16,073
Total expenses	1,435,992
Less: Fees waived and expense offset arrangement(s)	(2,770)
Net expenses	1,433,222
Net investment income (loss)	(270,807)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $4,105)	7,562,421
Foreign currencies	(104,541)
7,457,880
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $11,861)	14,011,232
Foreign currencies	7,793
14,019,025
Net realized and unrealized gain	21,476,905
Net increase in net assets resulting from operations	$21,206,098

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Pacific Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(270,807)	$114,377
Net realized gain (loss)	7,457,880	(1,027,017)
Change in net unrealized appreciation	14,019,025	8,105,866
Net increase in net assets resulting from operations	21,206,098	7,193,226

Distributions to shareholders from net investment income:
Class A	(127,208)	—
Class Y	(33,986)	—
Class R5	(79)	—
Total distributions from net investment income	(161,273)	—

Share transactions–net:
Class A	(1,865,239)	(7,698,132)
Class B	(39,194)	(162,410)
Class C	(95,579)	(764,548)
Class R	(18,654)	(20,547)
Class Y	5,284,080	6,323,559
Class R6	10,005	—
Net increase (decrease) in net assets resulting from share transactions	3,275,419	(2,322,078)
Net increase in net assets	24,320,244	4,871,148

Net assets:
Beginning of year	80,466,446	75,595,298
End of year (includes undistributed net investment income (loss) of $(303,338) and $43,531, respectively)	$104,786,690	$80,466,446

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Pacific Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not

14                         Invesco Pacific Growth Fund

listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

15                         Invesco Pacific Growth Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are charged to such class. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

16                         Invesco Pacific Growth Fund

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.87%
Next $1 billion	0.82%
Over $2 billion	0.77%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $1,929.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended October 31, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption

17                         Invesco Pacific Growth Fund

proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $4,332 in front-end sales commissions from the sale of Class A shares and $804 and $671 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the year ended October 31, 2017, there were transfers from Level 1 to Level 2 of $26,127,823 due to foreign fair value adjustments and security low volume trading and from Level 2 to Level 1 of $6,963,133 due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$2,171,427	$3,484,892	$—	$5,656,319
China	6,792,554	9,373,256	58,156	16,223,966
Hong Kong	3,197,108	—	—	3,197,108
India	9,294,040	—	—	9,294,040
Indonesia	1,836,915	844,603	—	2,681,518
Japan	7,812,694	35,805,070	—	43,617,764
Philippines	1,579,600	—	—	1,579,600
South Korea	1,619,330	9,857,616	—	11,476,946
Taiwan	—	7,105,126	—	7,105,126
Thailand	1,354,087	—	—	1,354,087
Money Market Funds	3,368,809	—	—	3,368,809
Total Investments	$39,026,564	$66,470,563	$58,156	$105,555,283

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $841.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

18                         Invesco Pacific Growth Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$161,273	$—

Tax Components of Net Assets at Period-End:

2017
Net unrealized appreciation — investments	$26,410,795
Net unrealized appreciation (depreciation) — foreign currencies	(2,496)
Temporary book/tax differences	(90,239)
Late-Year ordinary loss deferral	(213,099)
Shares of beneficial interest	78,681,729
Total net assets	$104,786,690

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2017.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $47,310,470 and $46,745,429, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$27,022,095
Aggregate unrealized (depreciation) of investments	(611,300)
Net unrealized appreciation of investments	$26,410,795

Cost of investments for tax purposes is $79,144,488.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on October 31, 2017, undistributed net investment income (loss) was increased by $85,211, undistributed net realized gain (loss) was increased by $8,200,215 and shares of beneficial interest was decreased by $8,285,426. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Pacific Growth Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	290,634	$8,440,185	279,894	$6,771,918
Class B	729	18,298	275	5,882
Class C	26,250	727,646	27,117	623,727
Class R	3,293	94,438	2,450	60,652
Class Y	511,747	15,124,117	366,237	9,295,285
Class R6(b)	363	10,005	—	—

Issued as reinvestment of dividends:
Class A	4,418	109,144	—	—
Class Y	1,176	29,500	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	1,408	40,737	4,452	112,008
Class B	(1,522)	(40,737)	(4,785)	(112,008)

Reacquired:
Class A	(382,697)	(10,455,305)	(581,521)	(14,582,058)
Class B	(716)	(16,755)	(2,418)	(56,284)
Class C	(31,304)	(823,225)	(60,951)	(1,388,275)
Class R	(4,061)	(113,092)	(3,457)	(81,199)
Class Y	(364,417)	(9,869,537)	(121,219)	(2,971,726)
Net increase (decrease) in share activity	55,301	$3,275,419	(93,926)	$(2,322,078)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

20                         Invesco Pacific Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net Investment Income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from Investment operations	Dividends from net investment income	Net asset value, end of period	Total Return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$26.31	$(0.09)	$7.46	$7.37	$(0.05)	$33.63	28.09%	$80,319	1.75	%(d)	1.75	%(d)	(0.32	)%(d)	59%
Year ended 10/31/16	24.03	0.04	2.24	2.28	—	26.31	9.49	65,107	1.64		1.64		0.17		31
Year ended 10/31/15	24.51	0.05	(0.50)	(0.45)	(0.03)	24.03	(1.84)	66,599	1.78		1.78		0.21		137
Year ended 10/31/14	23.90	0.14	0.82	0.96	(0.35)	24.51	4.10 (e)	73,457	1.77	(e)	1.77	(e)	0.60	(e)	63
Year ended 10/31/13	20.05	0.12	3.83	3.95	(0.10)	23.90	19.76	79,672	1.81		1.81		0.56		87
Class B
Year ended 10/31/17	24.40	(0.28)	6.90	6.62	—	31.02	27.13	114	2.50	(d)	2.50	(d)	(1.07	)(d)	59
Year ended 10/31/16	22.46	(0.13)	2.07	1.94	—	24.40	8.64	126	2.39		2.39		(0.58)		31
Year ended 10/31/15	23.05	(0.12)	(0.47)	(0.59)	—	22.46	(2.56)	272	2.53		2.53		(0.54)		137
Year ended 10/31/14	22.49	(0.04)	0.77	0.73	(0.17)	23.05	3.28	480	2.53		2.53		(0.16)		63
Year ended 10/31/13	18.92	(0.04)	3.61	3.57	—	22.49	18.87	889	2.56		2.56		(0.19)		87
Class C
Year ended 10/31/17	24.46	(0.28)	6.91	6.63	—	31.09	27.11 (f)	5,535	2.49	(d)(f)	2.49	(d)(f)	(1.06	)(d)(f)	59
Year ended 10/31/16	22.50	(0.13)	2.09	1.96	—	24.46	8.71 (f)	4,477	2.37	(f)	2.37	(f)	(0.56	)(f)	31
Year ended 10/31/15	23.09	(0.12)	(0.47)	(0.59)	—	22.50	(2.55)	4,880	2.53		2.53		(0.54)		137
Year ended 10/31/14	22.53	(0.03)	0.76	0.73	(0.17)	23.09	3.28 (f)	4,638	2.52	(f)	2.52	(f)	(0.15	)(f)	63
Year ended 10/31/13	18.95	(0.04)	3.62	3.58	—	22.53	18.89	5,049	2.56		2.56		(0.19)		87
Class R
Year ended 10/31/17	26.02	(0.16)	7.38	7.22	—	33.24	27.75	283	2.00	(d)	2.00	(d)	(0.57	)(d)	59
Year ended 10/31/16	23.82	(0.02)	2.22	2.20	—	26.02	9.24	242	1.89		1.89		(0.08)		31
Year ended 10/31/15	24.33	(0.01)	(0.50)	(0.51)	—	23.82	(2.10)	245	2.03		2.03		(0.04)		137
Year ended 10/31/14	23.74	0.08	0.80	0.88	(0.29)	24.33	3.78	344	2.03		2.03		0.34		63
Year ended 10/31/13	19.93	0.07	3.80	3.87	(0.06)	23.74	19.44	295	2.06		2.06		0.31		87
Class Y
Year ended 10/31/17	26.79	(0.02)	7.59	7.57	(0.12)	34.24	28.43	18,505	1.50	(d)	1.50	(d)	(0.07	)(d)	59
Year ended 10/31/16	24.41	0.11	2.27	2.38	—	26.79	9.75	10,501	1.39		1.39		0.42		31
Year ended 10/31/15	24.90	0.12	(0.52)	(0.40)	(0.09)	24.41	(1.59)	3,587	1.53		1.53		0.46		137
Year ended 10/31/14	24.28	0.20	0.82	1.02	(0.40)	24.90	4.34	2,944	1.53		1.53		0.84		63
Year ended 10/31/13	20.37	0.18	3.88	4.06	(0.15)	24.28	20.03	3,291	1.56		1.56		0.81		87
Class R5
Year ended 10/31/17	26.84	0.00	7.60	7.60	(0.15)	34.29	28.53	18	1.42	(d)	1.42	(d)	0.01	(d)	59
Year ended 10/31/16	24.42	0.13	2.29	2.42	—	26.84	9.91	14	1.28		1.28		0.53		31
Year ended 10/31/15	24.92	0.15	(0.52)	(0.37)	(0.13)	24.42	(1.47)	13	1.39		1.39		0.60		137
Year ended 10/31/14	24.30	0.24	0.82	1.06	(0.44)	24.92	4.48	13	1.37		1.37		1.00		63
Year ended 10/31/13	20.39	0.21	3.89	4.10	(0.19)	24.30	20.23	13	1.43		1.43		0.94		87
Class R6
Year ended 10/31/17(g)	27.48	0.00	6.81	6.81	—	34.29	24.78	12	1.39	(d)(h)	1.39	(d)(h)	0.04	(d)(h)	59

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $66,791, $117, $4,595, $243, $9,556, $15 and $11 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for Class A shares for the year ended October 31, 2014.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99%, 0.98% and 0.99% for Class C shares for the years ended October 31, 2017, 2016 and 2014, respectively.
(g)	Commencement date of April 4, 2017.
(h)	Annualized.

NOTE 12—Subsequent Event

On December 1, 2017, the Fund’s Board of Trustees approved the early conversion of the remaining assets in the Fund’s Class B shares into Class A shares to occur on or about January 26, 2018. At the close of business on or about January 26, 2018, (the “Conversion Date”) all outstanding Class B shares of the Fund will be converted to Class A shares of the Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Once the conversion is completed, Class B shares will be closed and become inactive. No contingent deferred sales charges will be payable in connection with this early conversion. The conversion of the Fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser.

21                         Invesco Pacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Pacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Pacific Growth Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

22                         Invesco Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,211.00	$9.47	$1,016.64	$8.64	1.70%
B	1,000.00	1,206.10	13.62	1,012.85	12.43	2.45
C	1,000.00	1,206.00	13.62	1,012.85	12.43	2.45
R	1,000.00	1,209.20	10.86	1,015.38	9.91	1.95
Y	1,000.00	1,212.50	8.09	1,017.90	7.38	1.45
R5	1,000.00	1,212.90	7.86	1,018.10	7.17	1.41
R6	1,000.00	1,212.90	7.86	1,018.10	7.17	1.41

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Pacific Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Pacific Growth Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management (Japan) Limited and Invesco Hong Kong Limited currently manage assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Pacific Region Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the third quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense

24                         Invesco Pacific Growth Fund

group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                         Invesco Pacific Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	15.73%
Corporate Dividends Received Deduction*	1.71%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Pacific Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Pacific Growth Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MS-PGRO-AR-1	12132017	1022

Annual Report to Shareholders October 31, 2017

Invesco Select Companies Fund

Nasdaq:
A: ATIAX ■ B: ATIBX ■ C: ATICX ■ R: ATIRX ■ Y: ATIYX ■ R5: ATIIX ■ R6: ATISX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
19	Financial Highlights
20	Auditor's Report
21	Fund Expenses
22	Approval of Investment Advisory and Sub-Advisory Contracts
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                          Invesco Select Companies Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

Bruce Crockett	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Select Companies Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco Select Companies Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Russell 2000 Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	25.71%
Class B Shares	24.80
Class C Shares	24.77
Class R Shares	25.45
Class Y Shares	26.00
Class R5 Shares	26.09
Class R6 Shares*	26.00
S&P 500 Index▼ (Broad Market Index)	23.63
Russell 2000 Index▼ (Style-Specific Index)	27.85
Lipper Small-Cap Core Funds Index∎ (Peer Group Index)	26.22
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc. *Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

Despite highly destructive hurricanes that threatened to derail a years-long recovery, the US economy continued to expand throughout the fiscal year ended October 31, 2017. Gross domestic product (GDP) – the value of all goods and services produced in the US – grew by 1.8% in the fourth quarter of 2016, by 1.2% in the first quarter and by 3.1% in the second quarter of 2017.1 Inflation remained subdued even as the labor market continued to strengthen. Unemployment continued its multiyear decline, hitting just 4.2% in September – a 16-year low.2

    Given signs of an improving economy, the US Federal Reserve (the Fed) raised interest rates three times during the reporting period, most recently in June 2017.3 The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.00% to 1.25% – up 75 basis points for the reporting period.3 (A basis point is 0.01%.)

    Despite the Fed’s actions, major US stock market indexes repeatedly hit all-time highs throughout the reporting period. The stock market rally began immediately following the outcome of the US presidential election in November 2016, based on investors’ hopes for reduced regulation, lowered corporate and personal tax rates and increased infrastructure spending. The stock market rally continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence – even as the prospect for health care and tax reform faded somewhat.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on an estimate of its future free cash flows.

    Our investment approach focuses on individual businesses rather than market sectors. Therefore, the Fund shares little in common with sector weightings of various market indexes. However, if we were to broadly categorize businesses with which we had the most success during the fiscal year, our investments in select financials and information technology (IT) stocks were the largest contributors to the Fund’s absolute performance.

    Relative to the Fund’s style-specific benchmark, security selection in the financials and telecommunication services sectors were beneficial to the Fund’s relative performance. Additionally, security selection in and underweight exposure to the real estate sector also helped the Fund’s relative performance. Conversely, security selection in the IT and industrials sectors detracted from the Fund’s relative performance. Additionally, cash holdings hurt the Fund’s relative performance, given strong equity performance during the fiscal year.

    Encore Capital Group, a financial company that buys consumer receivables from major banks and credit unions and works to collect as much of the outstanding debt as possible, was the top contributor to the Fund’s performance, given

Portfolio Composition
By sector	% of total net assets

Information Technology	31.6%
Industrials	16.2
Consumer Discretionary	10.9
Health Care	8.4
Materials	8.0
Energy	7.3
Financials	7.3
Real Estate	3.8
Money Market Funds Plus Other Assets Less Liabilities	6.5

Top 10 Equity Holdings*
	% of total net assets

1.	Encore Capital Group, Inc.	7.3%
2.	GasLog Ltd.	5.7
3.	Microsemi Corp.	5.4
4.	CommScope Holding Co., Inc.	5.3
5.	Charles River Laboratories International, Inc.	5.0
6.	Spirit Airlines Inc.	4.8
7.	Liberty Broadband Corp.- Class A	4.7
8.	Regal-Beloit Corp.	4.7
9.	John Wiley & Sons, Inc.-Class A	4.7
10.	Axalta Coating Systems Ltd.	4.7

Total Net Assets	$477.5 million
Total Number of Holdings*	24
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of October 31, 2017.

4                         Invesco Select Companies Fund

solid earnings and improved outlook for the market environment.

    Also among the Fund’s top contributors were General Communications and Liberty Broadband. During the reporting period, General Communications announced it would be acquired by Liberty Interactive (not a Fund holding), which owns Liberty Broadband, at a price that represented a significant premium to the previous day’s trading price and our original purchase price. We sold our position in General Communications during the reporting period because the Fund would participate in the new, combined company through its existing position in Liberty Broadband.

    Spirit Airlines, an ultra-low-cost US airline operator, was among the largest detractors from the Fund’s performance. The company’s stock price declined due to continued pricing pressure from increased competition. Despite the weakness during the reporting period, we believed Spirit would continue to gain market share with its unique operating model.

    In addition, Alere was also among the Fund’s top detractors during the fiscal year. We sold our remaining stake in the company, given our concerns that its acquisition by Abbott Laboratories (not a Fund holding) would be cancelled, and because we believed Alere’s intrinsic value was below the share price it was trading at.

    During the fiscal year, we made new investments in Siteone Landscape Supply, the largest wholesale distributor of landscape supplies in the US with a growing presence in Canada, and Sabre, a leading technology provider for the global travel industry. Generally, we sell Fund holdings when they reach full valuation; if new, relatively more attractive investment opportunities exist; or if new information changes our thesis on the future of a business. We sold Mitel Networks and Cubic during the reporting period.

    During the reporting period, we continued to focus on finding quality businesses we believed were trading at attractive values relative to their long-term prospects. In contrast, the market is often driven by short-term events or outlooks in both good times and bad. Market volatility allows us to take advantage of investment opportunities we believe may benefit the Fund in the long term. While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses – and we will continually strive to upgrade the quality of the Fund’s portfolio.

    As always, we thank you for your investment in Invesco Select Companies Fund and for sharing our long-term investment perspective.

1	Source: Bureau of Economic Analysis
2	Sources: Bureau of Labor Statistics, Bloomberg
3	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Rob Mikalachki Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Select Companies
Fund. He joined Invesco in 1999. Mr. Mikalachki earned a business degree from Wilfrid Laurier University.

Virginia Au Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Select Companies Fund. She joined Invesco in 2006. Ms. Au earned a Bachelor of Commerce degree in finance from The University of British Columbia.

Jason Whiting Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Select Companies Fund. He joined Invesco in 2003. Mr. Whiting earned a BBA from Wilfrid Laurier University.

5                          Invesco Select Companies Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/07

1	Source: Lipper Inc.
2	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                          Invesco Select Companies Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	10.01%
10 Years	7.50
5 Years	9.26
1 Year	18.82

Class B Shares
Inception (11/4/03)	9.99%
10 Years	7.46
5 Years	9.43
1 Year	19.80

Class C Shares
Inception (11/4/03)	9.64%
10 Years	7.29
5 Years	9.69
1 Year	23.77

Class R Shares
Inception (4/30/04)	10.14%
10 Years	7.84
5 Years	10.23
1 Year	25.45

Class Y Shares
10 Years	8.34%
5 Years	10.78
1 Year	26.00

Class R5 Shares
Inception (4/30/04)	10.84%
10 Years	8.52
5 Years	10.87
1 Year	26.09

Class R6 Shares
10 Years	8.13%
5 Years	10.56
1 Year	26.00

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	9.88%
10 Years	7.39
5 Years	8.41
1 Year	13.94

Class B Shares
Inception (11/4/03)	9.87%
10 Years	7.36
5 Years	8.58
1 Year	14.66

Class C Shares
Inception (11/4/03)	9.52%
10 Years	7.20
5 Years	8.84
1 Year	18.71

Class R Shares
Inception (4/30/04)	10.02%
10 Years	7.73
5 Years	9.37
1 Year	20.28

Class Y Shares
10 Years	8.24%
5 Years	9.92
1 Year	20.88

Class R5 Shares
Inception (4/30/04)	10.73%
10 Years	8.42
5 Years	10.02
1 Year	21.05

Class R6 Shares
10 Years	8.03%
5 Years	9.70
1 Year	20.84

the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.25%, 2.00%, 2.00%, 1.50%, 1.00%, 0.90% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.26%, 2.01%, 2.01%, 1.51%, 1.01%, 0.91% and 0.86%, respectively. The expense ratios presented above may vary from

7                          Invesco Select Companies Fund

Invesco Select Companies Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Limited number of holdings risk. Because the Fund may hold a more limited number of securities than other funds with a similar investment strategy, a change in the value of these securities could significantly affect the value of your investment in the Fund.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

continued on page 6

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                          Invesco Select Companies Fund

Schedule of Investments(a)

October 31, 2017

	Shares	Value
Common Stocks–93.50%
Airlines–4.83%
Spirit Airlines Inc.(b)	621,810	$23,062,933

Application Software–2.78%
Nuance Communications, Inc.(b)	899,784	13,262,816

Automotive Retail–1.57%
America's Car-Mart, Inc.(b)	175,394	7,515,633

Cable & Satellite–4.68%
Liberty Broadband Corp.–Class A(b)	259,076	22,334,942

Commodity Chemicals–3.32%
Chemtrade Logistics Income Fund (Canada)	1,045,784	15,855,775

Communications Equipment–5.29%
CommScope Holding Co., Inc.(b)	786,536	25,279,267

Consumer Finance–7.26%
Encore Capital Group, Inc.(b)	746,777	34,687,792

Data Processing & Outsourced Services–10.30%
Alliance Data Systems Corp.	66,801	14,945,388
Global Payments Inc.	192,765	20,037,922
Sabre Corp.	726,795	14,216,110
		49,199,420

Diversified Support Services–2.15%
Performant Financial Corp.(b)(c)	5,527,196	10,280,585

Electrical Components & Equipment–4.68%
Regal-Beloit Corp.	275,077	22,322,498

Health Care Supplies–3.40%
Cooper Cos., Inc. (The)	67,612	16,244,459

IT Consulting & Other Services–4.48%
Booz Allen Hamilton Holding Corp.	565,823	21,382,451

Life Sciences Tools & Services–5.00%
Charles River Laboratories International, Inc.(b)	205,310	23,875,500

	Shares	Value
Oil & Gas Equipment & Services–1.53%
ION Geophysical Corp.(b)(c)	938,485	$7,320,183

Oil & Gas Storage & Transportation–5.73%
GasLog Ltd. (Monaco)	1,585,397	27,348,098

Other Diversified Financial Services–0.00%
Brompton Corp. (Canada)(b)(d)	69,374	0

Publishing–4.66%
John Wiley & Sons, Inc.–Class A	407,525	22,271,241

Real Estate Services–3.85%
Colliers International Group Inc. (Canada)	313,971	18,401,168

Semiconductors–5.41%
Microsemi Corp.(b)	484,010	25,831,614

Specialty Chemicals–4.66%
Axalta Coating Systems Ltd.(b)	668,706	22,234,474

Systems Software–3.35%
TiVo Corp.	879,815	15,968,642

Trading Companies & Distributors–4.57%
SiteOne Landscape Supply, Inc.(b)	343,662	21,825,974
Total Common Stocks (Cost $379,813,546)		446,505,465

Money Market Funds–6.61%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(e)	18,928,268	18,928,268
Invesco Treasury Portfolio–Institutional Class, 0.94%(e)	12,618,846	12,618,846
Total Money Market Funds (Cost $31,547,114)		31,547,114
TOTAL INVESTMENTS IN SECURITIES–100.11% (Cost $411,360,660)		478,052,579
OTHER ASSETS LESS LIABILITIES–(0.11)%		(504,047)
NET ASSETS–100.00%		$477,548,532

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2017 was $17,600,768, which represented 3.69% of the Fund’s Net Assets. See Note 4.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Select Companies Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $255,739,424)	$428,904,697
Investments in affiliates, at value (Cost $155,621,236)	49,147,882
Foreign currencies, at value (Cost $69,338)	68,903
Receivable for:
Investments sold	2,007,009
Fund shares sold	491,923
Dividends	99,242
Investment for trustee deferred compensation and retirement plans	158,838
Other assets	57,394
Total assets	480,935,888

Liabilities:
Payable for:
Fund shares reacquired	2,782,168
Accrued fees to affiliates	381,003
Accrued trustees’ and officers’ fees and benefits	2,438
Accrued other operating expenses	46,358
Trustee deferred compensation and retirement plans	175,389
Total liabilities	3,387,356
Net assets applicable to shares outstanding	$477,548,532

Net assets consist of:
Shares of beneficial interest	$349,501,948
Undistributed net investment income (loss)	(690,920)
Undistributed net realized gain	62,058,642
Net unrealized appreciation	66,678,862
$477,548,532

Net Assets:
Class A	$250,619,360
Class B	$1,199,114
Class C	$95,456,878
Class R	$22,747,493
Class Y	$80,571,887
Class R5	$26,942,814
Class R6	$10,986

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,347,700
Class B	68,240
Class C	5,443,464
Class R	1,170,847
Class Y	3,882,594
Class R5	1,246,479
Class R6	508
Class A:
Net asset value per share	$20.30
Maximum offering price per share
(Net asset value of $20.30 ÷ 94.50%)	$21.48
Class B:
Net asset value and offering price per share	$17.57
Class C:
Net asset value and offering price per share	$17.54
Class R:
Net asset value and offering price per share	$19.43
Class Y:
Net asset value and offering price per share	$20.75
Class R5:
Net asset value and offering price per share	$21.62
Class R6:
Net asset value and offering price per share	$21.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Select Companies Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $150,082)	$4,398,865
Dividends from affiliates	292,687
Total investment income	4,691,552

Expenses:
Advisory fees	3,916,481
Administrative services fees	150,256
Custodian fees	16,904
Distribution fees:
Class A	707,458
Class B	18,873
Class C	1,045,971
Class R	135,249
Transfer agent fees — A, B, C, R and Y	1,011,749
Transfer agent fees — R5	31,823
Transfer agent fees — R6	1
Trustees’ and officers’ fees and benefits	28,746
Registration and filing fees	103,234
Reports to shareholders	132,884
Professional services fees	51,733
Other	16,756
Total expenses	7,368,118
Less: Fees waived and expense offset arrangement(s)	(54,415)
Net expenses	7,313,703
Net investment income (loss)	(2,622,151)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	67,410,052
Foreign currencies	(23,750)
67,386,302
Change in net unrealized appreciation (depreciation) of:
Investment securities	59,580,083
Foreign currencies	(12,773)
59,567,310
Net realized and unrealized gain	126,953,612
Net increase in net assets resulting from operations	$124,331,461

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Select Companies Fund

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(2,622,151)	$(3,817,407)
Net realized gain	67,386,302	22,461,203
Change in net unrealized appreciation (depreciation)	59,567,310	(2,473,372)
Net increase in net assets resulting from operations	124,331,461	16,170,424

Distributions to shareholders from net realized gains:
Class A	(11,477,261)	(90,607,514)
Class B	(93,782)	(852,464)
Class C	(4,283,225)	(27,331,498)
Class R	(1,126,806)	(9,286,133)
Class Y	(1,868,112)	(25,445,697)
Class R5	(1,176,563)	(9,411,972)
Total distributions from net realized gains	(20,025,749)	(162,935,278)

Share transactions–net:
Class A	(109,707,186)	(88,653,328)
Class B	(1,432,978)	(960,874)
Class C	(22,745,157)	(2,538,965)
Class R	(12,166,848)	(7,773,269)
Class Y	(18,922,200)	(43,089,014)
Class R5	(12,357,659)	(10,311,968)
Class R6	10,034	—
Net increase (decrease) in net assets resulting from share transactions	(177,321,994)	(153,327,418)
Net increase (decrease) in net assets	(73,016,282)	(300,092,272)

Net assets:
Beginning of year	550,564,814	850,657,086
End of year (includes undistributed net investment income (loss) of $(690,920) and $(3,138,618), respectively)	$477,548,532	$550,564,814

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Select Companies Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Effective April 4, 2017, the Fund began offering Class R6 shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

Effective the open of business on October 17, 2016, the Fund re-opened public sales of its shares to all investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

12                         Invesco Select Companies Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

13                         Invesco Select Companies Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the

14                         Invesco Select Companies Fund

Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund's average daily net assets (the “expense limits”). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees of $48,855.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $20,470 in front-end sales commissions from the sale of Class A shares and $5 and $1,563 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

15                         Invesco Select Companies Fund

For the year ended October 31, 2017, the fund incurred $2,893 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund's policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Common Stocks	$446,505,465	$—	$0	$446,505,465
Money Market Funds	31,547,114	—	—	31,547,114
Total Investments	$478,052,579	$—	$0	$478,052,579

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the year ended October 31, 2017.

	Value 10/31/16	Purchases at Cost		Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/17	Dividend Income
America’s Car-Mart, Inc.(a)	$26,875,338	$		$(20,000,665)	$(573,453)	$1,214,413	$7,515,633	$—
Encore Capital Group, Inc.(a)	31,706,504			(28,046,543)	41,427,463	(10,399,632)	34,687,792	—
Hampshire Group, Ltd.(a)	7,114			(1,184)	8,148,285	(8,154,215)	—	—
ION Geophysical Corp.	5,537,067			—	1,783,219	(103)	7,320,183	—
Performant Financial Corp.	16,526,316			—	(6,245,731)	—	10,280,585	—
Total	$80,652,339		$—	$(48,048,392)	$44,539,783	$(17,339,537)	$59,804,193	$—

(a)	As of October 31, 2017, this security is no longer considered as an affiliate of the Fund.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $5,560.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

16                         Invesco Select Companies Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Long-term capital gain	$20,025,749	$162,935,278

Tax Components of Net Assets at Period-End:

2017
Undistributed long-term gain	$62,256,197
Net unrealized appreciation — investments	66,494,365
Net unrealized appreciation (depreciation) — foreign currencies	(13,057)
Temporary book/tax differences	(162,371)
Late-Year ordinary loss deferral	(528,550)
Shares of beneficial interest	349,501,948
Total net assets	$477,548,532

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $77,725,729 and $283,322,642, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$179,722,019
Aggregate unrealized (depreciation) of investments	(113,227,654)
Net unrealized appreciation of investments	$66,494,365

Cost of investments for tax purposes is $411,558,214.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating loss, on October 31, 2017, undistributed net investment income (loss) was increased by $5,069,849 and undistributed net realized gain was decreased by $5,069,849. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Select Companies Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	1,845,496	$34,443,840	1,203,364	$19,243,385
Class B	2,943	48,034	1,546	21,378
Class C	408,324	6,540,411	69,465	978,040
Class R	253,977	4,586,806	378,007	5,747,730
Class Y	4,260,684	80,495,148	921,734	15,071,060
Class R5	331,743	6,615,166	446,188	7,561,416
Class R6(b)	508	10,034	—	—

Issued as reinvestment of dividends:
Class A	633,827	11,434,236	5,815,428	85,254,170
Class B	5,839	91,796	61,365	794,066
Class C	270,789	4,248,675	2,045,411	26,406,259
Class R	65,096	1,126,806	657,658	9,286,133
Class Y	99,489	1,831,586	1,568,201	23,381,875
Class R5	61,424	1,176,274	603,276	9,338,706

Automatic conversion of Class B shares to Class A shares:
Class A	55,745	1,070,373	71,499	1,143,484
Class B	(64,158)	(1,070,373)	(81,026)	(1,143,484)

Reacquired:
Class A	(8,433,372)	(156,655,635)	(12,105,276)	(194,294,367)
Class B	(30,697)	(502,435)	(44,170)	(632,834)
Class C	(2,032,569)	(33,534,243)	(2,101,670)	(29,923,264)
Class R	(992,218)	(17,880,460)	(1,485,324)	(22,807,132)
Class Y	(5,247,516)	(101,248,934)	(4,863,702)	(81,541,949)
Class R5	(1,010,295)	(20,149,099)	(1,608,274)	(27,212,090)
Net increase (decrease) in share activity	(9,514,941)	$(177,321,994)	(8,446,300)	$(153,327,418)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

18                         Invesco Select Companies Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$16.72	$(0.07)	$4.29	$4.22	$—	$(0.64)	$(0.64)	$20.30	25.71%	$250,619	1.27	%(d)	1.28	%(d)	(0.39	)%(d)	16%
Year ended 10/31/16	20.44	(0.08)	0.56	0.48	—	(4.20)	(4.20)	16.72	5.22	305,003	1.24		1.25		(0.53)		20
Year ended 10/31/15	25.47	(0.19)	(2.37)	(2.56)	—	(2.47)	(2.47)	20.44	(10.79)	475,536	1.17		1.20		(0.86)		14
Year ended 10/31/14	23.95	(0.06)	2.71	2.65	—	(1.13)	(1.13)	25.47	11.66	754,310	1.16		1.20		(0.28)		10
Year ended 10/31/13	20.57	(0.12)	4.95	4.83	(0.23)	(1.22)	(1.45)	23.95	25.11	883,072	1.16		1.20		(0.55)		19
Class B
Year ended 10/31/17	14.65	(0.19)	3.75	3.56	—	(0.64)	(0.64)	17.57	24.80	1,199	2.02	(d)	2.03	(d)	(1.14	)(d)	16
Year ended 10/31/16	18.59	(0.18)	0.44	0.26	—	(4.20)	(4.20)	14.65	4.36	2,261	1.99		2.00		(1.28)		20
Year ended 10/31/15	23.55	(0.33)	(2.16)	(2.49)	—	(2.47)	(2.47)	18.59	(11.44)	4,027	1.92		1.95		(1.61)		14
Year ended 10/31/14	22.40	(0.23)	2.51	2.28	—	(1.13)	(1.13)	23.55	10.77	9,039	1.91		1.95		(1.03)		10
Year ended 10/31/13	19.32	(0.26)	4.65	4.39	(0.09)	(1.22)	(1.31)	22.40	24.22	11,551	1.91		1.95		(1.30)		19
Class C
Year ended 10/31/17	14.63	(0.19)	3.74	3.55	—	(0.64)	(0.64)	17.54	24.77	95,457	2.02	(d)	2.03	(d)	(1.14	)(d)	16
Year ended 10/31/16	18.57	(0.18)	0.44	0.26	—	(4.20)	(4.20)	14.63	4.39	99,413	1.99		2.00		(1.28)		20
Year ended 10/31/15	23.53	(0.33)	(2.16)	(2.49)	—	(2.47)	(2.47)	18.57	(11.45)	125,947	1.92		1.95		(1.61)		14
Year ended 10/31/14	22.37	(0.23)	2.52	2.29	—	(1.13)	(1.13)	23.53	10.83	180,853	1.91		1.95		(1.03)		10
Year ended 10/31/13	19.30	(0.26)	4.64	4.38	(0.09)	(1.22)	(1.31)	22.37	24.19	182,221	1.91		1.95		(1.30)		19
Class R
Year ended 10/31/17	16.06	(0.11)	4.12	4.01	—	(0.64)	(0.64)	19.43	25.45	22,747	1.52	(d)	1.53	(d)	(0.64	)(d)	16
Year ended 10/31/16	19.86	(0.12)	0.52	0.40	—	(4.20)	(4.20)	16.06	4.90	29,623	1.49		1.50		(0.78)		20
Year ended 10/31/15	24.88	(0.24)	(2.31)	(2.55)	—	(2.47)	(2.47)	19.86	(11.03)	45,561	1.42		1.45		(1.11)		14
Year ended 10/31/14	23.48	(0.12)	2.65	2.53	—	(1.13)	(1.13)	24.88	11.37	70,177	1.41		1.45		(0.53)		10
Year ended 10/31/13	20.19	(0.17)	4.86	4.69	(0.18)	(1.22)	(1.40)	23.48	24.83	76,385	1.41		1.45		(0.80)		19
Class Y
Year ended 10/31/17	17.04	(0.01)	4.36	4.35	—	(0.64)	(0.64)	20.75	26.00	80,572	1.02	(d)	1.03	(d)	(0.14	)(d)	16
Year ended 10/31/16	20.71	(0.04)	0.57	0.53	—	(4.20)	(4.20)	17.04	5.44	81,269	0.99		1.00		(0.28)		20
Year ended 10/31/15	25.71	(0.13)	(2.40)	(2.53)	—	(2.47)	(2.47)	20.71	(10.56)	147,927	0.92		0.95		(0.61)		14
Year ended 10/31/14	24.11	(0.01)	2.74	2.73	—	(1.13)	(1.13)	25.71	11.92	304,629	0.91		0.95		(0.03)		10
Year ended 10/31/13	20.69	(0.06)	4.98	4.92	(0.28)	(1.22)	(1.50)	24.11	25.47	372,632	0.91		0.95		(0.30)		19
Class R5
Year ended 10/31/17	17.71	(0.01)	4.56	4.55	—	(0.64)	(0.64)	21.62	26.15	26,943	0.92	(d)	0.93	(d)	(0.04	)(d)	16
Year ended 10/31/16	21.33	(0.03)	0.61	0.58	—	(4.20)	(4.20)	17.71	5.54	32,996	0.89		0.90		(0.18)		20
Year ended 10/31/15	26.38	(0.12)	(2.46)	(2.58)	—	(2.47)	(2.47)	21.33	(10.47)	51,659	0.85		0.88		(0.54)		14
Year ended 10/31/14	24.69	0.01	2.81	2.82	—	(1.13)	(1.13)	26.38	12.01	66,042	0.84		0.88		0.04		10
Year ended 10/31/13	21.16	(0.05)	5.10	5.05	(0.30)	(1.22)	(1.52)	24.69	25.53	81,527	0.83		0.87		(0.22)		19
Class R6
Year ended 10/31/17(e)	20.05	0.01	1.57	1.58	—	—	—	21.63	7.88	11	0.84	(d)(f)	0.85	(d)(f)	0.04	(d)(f)	16

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000's omitted) of $282,983, $1,887, $104,597, $27,050, $83,643, $31,859 and $10 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of April 4, 2017.
(f)	Annualized.

NOTE 13—Subsequent Event

On December 1, 2017, the Fund’s Board of Trustees approved the early conversion of the remaining assets in the Fund’s Class B shares into Class A shares to occur on or about January 26, 2018. At the close of business on or about January 26, 2018, (the “Conversion Date”) all outstanding Class B shares of the Fund will be converted to Class A shares of the Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Once the conversion is completed, Class B shares will be closed and become inactive. No contingent deferred sales charges will be payable in connection with this early conversion. The conversion of the Fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser.

19                         Invesco Select Companies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Select Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Select Companies Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

20                         Invesco Select Companies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,056.70	$6.58	$1,018.80	$6.46	1.27%
B	1,000.00	1,052.70	10.45	1,015.02	10.26	2.02
C	1,000.00	1,052.80	10.45	1,015.02	10.26	2.02
R	1,000.00	1,055.40	7.87	1,017.54	7.73	1.52
Y	1,000.00	1,057.60	5.29	1,020.06	5.19	1.02
R5	1,000.00	1,058.30	4.88	1,020.47	4.79	0.94
R6	1,000.00	1,059.30	4.41	1,020.92	4.33	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                         Invesco Select Companies Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Select Companies Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Small-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the fourth quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual

22                         Invesco Select Companies Fund

management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the effective advisory fee rate of one off-shore advised by Invesco Advisers using a similar investment process. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one fund sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The

Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23                         Invesco Select Companies Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$20,025,749
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Select Companies Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Select Companies Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	SCO-AR-1	12112017	1040

Annual Report to Shareholders October 31, 2017

Invesco World Bond Fund

Nasdaq:
A: AUBAX ▪ B: AUBBX ▪ C: AUBCX ▪ Y: AUBYX ▪ R5: AUBIX ▪ R6: AUBFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
11	Schedule of Investments
18	Financial Statements
20	Notes to Financial Statements
31	Financial Highlights
32	Auditor's Report
33	Fund Expenses
34	Approval of Investment Advisory and Sub-Advisory Contracts
36	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    American voters went to the polls just days after the start of the reporting period, and their decisions quickly affected markets. The US stock market rallied strongly after the election, with major market indexes rising, and setting record highs, throughout the reporting period. Generally positive economic data, strong corporate earnings and hope for tax and regulatory reform contributed to the rally. US and global bond markets, as well as emerging market equities, sold off immediately following the election – with the US bond market eventually recovering most of its losses. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: first in December 2016, and then again in March and June 2017. Health care and tax reform proved to be more difficult than expected to enact, with little progress achieved by the end of the reporting period.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                          Invesco World Bond Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

Bruce Crockett	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco World Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2017, Class A shares of Invesco World Bond Fund (the Fund), at net asset value (NAV), outperformed the Fund’s broad market/ style-specific index, the Bloomberg Barclays Global Aggregate Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/16 to 10/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.63%
Class B Shares	1.80
Class C Shares	1.80
Class Y Shares	2.81
Class R5 Shares	2.81
Class R6 Shares	2.91
Bloomberg Barclays Global Aggregate Index▼ (Broad Market/Style-Specific Index)*	1.18
Bloomberg Barclays Global Aggregate ex-U.S. Index▼ (Former Broad Market/Style-Specific Index)*	1.26
Lipper Global Income Funds Index∎ (Peer Group Index)*	3.53
Lipper International Income Funds Index∎ (Former Peer Group Index)*	3.36

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

*The Fund has changed its broad market/style-specific index from the Bloomberg Barclays Global Aggregate ex-U.S. Index to the Bloomberg Barclays Global Aggregate Index. The Fund also has changed its peer group index from the Lipper International Income Funds Index to the Lipper Global Income Funds Index. These changes were made in connection with repositioning the Fund as a global fixed income fund.

Market conditions and your Fund

The reporting period began with a spike in government yields following the US presidential election. Investors believed that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. US Federal Reserve Board (the Fed) policy, as well as the Fed’s acknowledgement of a stronger US economy and a significantly improved employment picture, supported rising yields and a steepening yield curve. This was confirmed when the Fed hiked rates in December 2016, and indicated additional rate hikes were likely in 2017.

    The new year brought global economic growth, tightening financial conditions and political uncertainty. The bond market’s initial focus was the Fed and its March meeting to decide US interest rate policy. In late February, statements from Fed officials took on a more hawkish tone. This continued into March, and by the time of the Fed’s meeting on March 15, a 25 basis point hike was fully “priced in” to financial markets. (One basis point equals 0.01%.) The statement accompanying the 25 basis point increase and official Fed forecasts, however, suggested more gradual interest rate hikes than the tone of earlier communications had led the market to expect. This shift in tone helped ease pressure on US Treasuries, which subsequently drove other core government bond yields lower. Also early in 2017, numerous questions were raised about the Trump administration’s fiscal and tax plans, while uncertainty across Europe abated when the perceived market-friendly candidate, Emmanuel Macron, defeated far right candidate Marine le Pen in the French presidential election.

    Amid this backdrop, the US inflation rate remained stubbornly low during the reporting period despite an improving employment picture and an overall brighter outlook for the economy with respect to growth. Despite tame inflation numbers, the Fed raised the federal funds target rate another 25 basis points at its June meeting, stating that the US economy was strengthening and any weakness in inflation was transitory. By August, increasing geopolitical concerns surrounding the Korean peninsula raised market uncertainty along with market volatility. Global central banks also became increasingly hawkish as European Central Bank president Mario Draghi alluded to plans to reduce the amount of economic stimulus in 2018.

    In the final two months of the reporting period, global interest rates rose in reaction to stronger economic growth and higher inflation expectations, combined with increased expectations that the Fed would raise rates one more time in 2017. The 10-year US Treasury yield ended the reporting period at 2.38%, 54 basis points higher than at the beginning of the reporting period.1

    The broader global bond market, as represented by the Bloomberg Barclays Global Aggregate Index, gained 1.18% for the fiscal year. Rising interest rates weighed on global treasuries, which produced negative returns. However, all other bond sectors (government-related,

Portfolio Composition
By sector	% of total net assets

Sovereign Debt	27.6%
U.S. Treasury Securities	18.3
Financials	17.8
Energy	11.2
Materials	4.0
Information Technology	2.7
Utilities	2.4
Telecommunication Services	2.3
Consumer Discretionary	2.1
Other Sectors, Each Less than 2%	3.3
Money Market Funds
Plus Other Assets Less Liabilities	8.3

Top Five Debt Issuers*
	% of total net assets

1.	U.S. Treasury Securities	18.2%
2.	Indonesia Treasury Bond	3.7
3.	Japan Government Forty Year Bond	3.3
4.	Apple Inc.	2.7
5.	Italy Buoni Poliennali de Tesoro	2.6

Total Net Assets	$32.3 million

Total Number of Holdings*	74

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2017.

4                         Invesco World Bond Fund

corporate and securitized) posted positive returns for the fiscal year as strong global growth and stable inflation helped to drive returns. Global high yield and emerging market debt provided strong gains, supported by solid global economic growth and global demand for assets with adequate yield.

    The Fund generated positive returns for the reporting period and, at NAV, outperformed its broad market/style-specific benchmark, the Bloomberg Barclays Global Aggregate Bond Index. The Fund’s out of index exposure to high yield corporate credit denominated in US dollars was one of the most notable contributors to the Fund’s relative performance. Security selection within investment grade credit denominated in US dollars also added to Fund performance relative to the broad market/style-specific index. The Fund’s use of total return swaps and credit default swaps to hedge credit risk detracted from relative returns. With respect to foreign currencies, the Fund’s exposure to the Polish zloty, Turkish lira and Russian ruble contributed to relative performance, while exposure to the Taiwanese dollar, Colombian peso and Brazilian real detracted.

    During the reporting period, the Fund used active duration and yield curve positioning for risk management and for generating alpha versus its broad market/ style-specific index. Alpha is a measure of performance on a risk-adjusted basis. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk-return expectations. Duration and yield curve positioning across the various global yield curves contributed to Fund performance versus the Fund’s broad market/style-specific index during the reporting period. Duration was managed with cash bonds and futures positions. Buying and selling interest rate futures contracts across multiple global yield curves was an important tool we used to manage interest rate risk and maintain our targeted portfolio duration.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the reporting period entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco World Bond Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Avi Hooper Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco World Bond Fund. He joined Invesco in 2010. Mr. Hooper earned a BAS with a focus in accounting and finance from York University.

Josef Portelli Chartered Financial Analyst, Portfolio Manager, is manager of Invesco World Bond Fund. He joined
Invesco in 2012. Mr. Portelli earned a degree in accountancy and finance from the University of Malta.

Raymund Uy Chartered Financial Analyst, Portfolio Manager and Head of Currencies for Invesco Fixed Income, is
manager of Invesco World Bond Fund. He joined Invesco in 2012. Mr. Uy earned a BBA from Hofstra University.

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco World Bond Fund. He joined
Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5                          Invesco World Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/07

1 Source: Lipper Inc.

2 Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund changed its broad market/style-specific index from the Bloomberg Barclays Global Aggregate ex-U.S. Index to the Bloomberg Barclays Global Aggregate Index. The Fund also changed its peer group index from the Lipper International Income Funds Index to the Lipper Global Income Funds Index. These changes were made in connection with repositioning the Fund as a global fixed income fund.

Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                          Invesco World Bond Fund

Average Annual Total Returns
As of 10/31/17, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.16%
10 Years	2.15
5 Years	-0.44
1 Year	-1.70

Class B Shares
Inception (3/31/06)	3.01%
10 Years	1.98
5 Years	-0.71
1 Year	-3.20

Class C Shares
Inception (3/31/06)	2.76%
10 Years	1.82
5 Years	-0.34
1 Year	0.80

Class Y Shares
10 Years	2.82%
5 Years	0.66
1 Year	2.81

Class R5 Shares
Inception (3/31/06)	3.80%
10 Years	2.85
5 Years	0.66
1 Year	2.81

Class R6 Shares
10 Years	2.73%
5 Years	0.68
1 Year	2.91

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 9/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.19%
10 Years	2.34
5 Years	-0.51
1 Year	-5.20

Class B Shares
Inception (3/31/06)	3.04%
10 Years	2.17
5 Years	-0.76
1 Year	-6.57

Class C Shares
Inception (3/31/06)	2.79%
10 Years	2.02
5 Years	-0.38
1 Year	-2.71

Class Y Shares
10 Years	3.01%
5 Years	0.62
1 Year	-0.75

Class R5 Shares
Inception (3/31/06)	3.83%
10 Years	3.04
5 Years	0.60
1 Year	-0.76

Class R6 Shares
10 Years	2.92%
5 Years	0.62
1 Year	-0.66

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 0.94%, 1.69%, 1.69%, 0.69%, 0.69% and 0.69%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.84%, 2.59%, 2.59%, 1.59%, 1.30% and 1.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.

7                          Invesco World Bond Fund

Invesco World Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                           Invesco World Bond Fund

in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed continued on page 10

9                          Invesco World Bond Fund

continued from page 9

securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays Global Aggregate Index is an unmanaged index considered representative of global investment grade, fixed-income markets.
∎	The Lipper Global Income Funds Index is an unmanaged index considered representative of global income funds tracked by Lipper.
∎	The Bloomberg Barclays Global Aggregate ex-U.S. Index is an unmanaged index considered representative of bonds of foreign countries.
∎	The Lipper International Income Funds Index is an unmanaged index considered representative of international income funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10                          Invesco World Bond Fund

Schedule of Investments

October 31, 2017

	Principal Amount		Value
Non U.S. Dollar Denominated Bonds & Notes–44.35%(a)
Australia–2.23%
Australia Government Bond, Series TB136, REGS, Sr. Unsec. Bonds, 4.75%, 04/21/2027(b)	AUD	800,000	$720,989

Austria–1.49%
OMV AG, REGS, Jr. Unsec. Sub. Euro Bonds, 6.75%(b)(c)	EUR	400,000	480,464

Brazil–1.48%
Brazil Notas do Tesouro Nacional, Series F, Unsec. Notes, 10.00%, 01/01/2027	BRL	1,500,000	478,497

Canada–2.93%
City of Ottawa, Unsec. Bonds, 3.10%, 07/27/2048	CAD	500,000	373,494
Province of British Columbia, Unsec. Bonds, 2.80%, 06/18/2048	CAD	290,000	216,458
Province of Ontario, Unsec. Bonds, 3.45%, 06/02/2045	CAD	430,000	356,409
			946,361

France–1.68%
Orange S.A., REGS, Jr. Unsec. Sub. Euro Notes, 5.88%(b)(c)	GBP	200,000	297,176
TOTAL S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 2.63%(b)(c)	EUR	200,000	246,222
			543,398

Germany–0.59%
Volkswagen International Finance N.V., REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 3.88%(b)(c)	EUR	160,000	192,041

India–1.46%
Province of British Columbia, Sr. Unsec. Bonds, 6.60%, 01/09/2020(b)	INR	30,000,000	471,586

Indonesia–3.70%
Indonesia Treasury Bond, Series FR54, Sr. Unsec. Bonds, 9.50%, 07/15/2031	IDR	6,200,000,000	544,511
Series FR72, Sr. Unsec. Bonds, 8.25%, 05/15/2036	IDR	4,300,000,000	343,195
Series FR75, Sr. Unsec. Bonds, 7.50%, 05/15/2038	IDR	4,100,000,000	308,641
			1,196,347

Italy–2.58%
Italy Buoni Poliennali del Tesoro, REGS, Sr. Unsec. Euro Bonds, 2.80%, 03/01/2067(b)	EUR	800,000	834,520

	Principal Amount		Value
Ivory Coast–0.38%
Ivory Coast Government International Bond, Sr. Unsec. Bonds, 5.13%, 06/15/2025(b)	EUR	100,000	$123,401

Japan–3.28%
Japan Government Forty Year Bond, Series 9, Sr. Unsec. Bonds, 0.40%, 03/20/2056	JPY	150,000,000	1,059,744

Luxembourg–0.59%
SES S.A., REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 4.63%(b)(c)	EUR	150,000	189,478

Mexico–1.35%
Petróleos Mexicanos, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.75%, 04/21/2027(b)	EUR	400,000	438,075

Netherlands–3.27%
Achmea B.V., Series 1, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00%(c)	EUR	500,000	616,334
Coöperatieve Rabobank U.A., REGS, Jr. Unsec. Sub. Euro Bonds, 5.50%(b)(c)	EUR	200,000	256,132
IPD 3 B.V., Sr. Sec. Gtd. Notes, 4.50%, 07/15/2022(b)	EUR	150,000	184,433
			1,056,899

Peru–0.74%
Peru Government Bond, REGS, Sr. Unsec. Bonds, 6.15%, 08/12/2032(b)	PEN	737,000	238,187

Russia–1.15%
Russian Federal Bond — OFZ, Series 6218, Unsec. Bonds, 8.50%, 09/17/2031	RUB	20,000,000	370,928

Spain–2.44%
Spain Government Bond, REGS, Sr. Unsec. Euro Bonds, 3.45%, 07/30/2066(b)	EUR	615,000	788,741

Switzerland–0.84%
UBS Group AG, REGS, Jr. Unsec. Sub. Euro Bonds, 5.75%(b)(c)	EUR	200,000	271,494

United Kingdom–7.27%
Boparan Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 5.50%, 07/15/2021(b)	GBP	200,000	252,734
Coventry Building Society (The), REGS, Jr. Unsec. Sub. Euro Bonds, 6.38%(b)(c)	GBP	280,000	390,172
Direct Line Insurance Group PLC, REGS, Unsec. Gtd. Sub. Euro Notes, 9.25%, 04/27/2042(b)	GBP	280,000	478,433

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco World Bond Fund

	Principal Amount		Value
United Kingdom–(continued)
Nationwide Building Society, REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.88%(b)(c)	GBP	200,000	$281,295
NGG Finance PLC, REGS, Unsec. Gtd. Sub. Euro Notes, 5.63%, 06/18/2073(b)	GBP	250,000	379,399
Scottish Widows Ltd., REGS, Unsec. Sub. Euro Notes, 5.50%, 06/16/2023(b)	GBP	150,000	225,376
United Kingdom Gilt, REGS, Unsec. Bonds, 3.50%, 07/22/2068(b)	GBP	160,000	343,054
			2,350,463

United States–4.90%
Apple Inc., REGS, Sr. Unsec. Medium-Term Notes, 3.70%, 08/28/2022(b)	AUD	1,100,000	873,987
Goldman Sachs Group, Inc. (The), REGS, Sr. Unsec. Medium-Term DIP Notes, 5.00%, 08/08/2018(b)	AUD	600,000	468,946
Verizon Communications Inc., Sr. Unsec. Euro Bonds, 2.88%, 01/15/2038	EUR	200,000	240,397
			1,583,330
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $13,773,649)			14,334,943

U.S. Dollar Denominated Bonds & Notes–28.65%
Bahrain–2.00%
Bahrain Government International Bond, Sr. Unsec. Notes, 6.75%, 09/20/2029(b)		$200,000	199,424
Oil and Gas Holding Co. B.S.C.C. (The), Sr. Unsec. Notes, 7.50%, 10/25/2027(b)		429,000	446,169
			645,593

Brazil–2.73%
Braskem Netherlands Finance B.V., Sr. Unsec. Gtd. Notes, 4.50%, 01/10/2028(b)		398,000	396,269
Petrobras Global Finance B.V.
Sr. Unsec. Gtd. Global Notes,
7.38%, 01/17/2027		110,000	122,320
8.75%, 05/23/2026		300,000	364,125
			882,714

Cayman Islands–0.57%
SPARC EM SPC Panama Metro Line 2 S.P., Gtd. Sr. Sec. Notes, 0.00%, 12/05/2022(b)(d)		200,000	183,000

Colombia–0.63%
Avianca Holdings S.A./ Avianca Leasing LLC/ Grupo Taca Holdings, REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(b)		200,000	204,620

	Principal Amount	Value
Ecuador–0.67%
Ecuador Government International Bond, Sr. Unsec. Notes, 9.63%, 06/02/2027(b)	$200,000	$215,500

Ireland–0.90%
AerCap Global Aviation Trust, Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	267,000	292,365

Ivory Coast–0.59%
Ivory Coast Government International Bond, REGS, Sr. Unsec. Euro Bonds, 5.75%, 12/31/2032(b)(e)	193,000	190,817

Mexico–2.14%
Mexico City Airport Trust, Sr. Sec. Notes, 4.25%, 10/31/2026(b)	219,000	224,749
Petróleos Mexicanos, Sr. Unsec. Gtd. Notes, 6.50%, 03/13/2027(b)	233,000	254,587
SixSigma Networks México, S.A. de C.V., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 11/07/2021(b)	200,000	211,500
		690,836

Netherlands–1.02%
ING Groep N.V., Jr. Unsec. Sub. Global Notes, 6.50%(c)	300,000	330,030

Oman–0.92%
Oman Government International Bond, Sr. Unsec. Notes, 6.50%, 03/08/2047(b)	288,000	297,186

Turkey–4.42%
Finansbank A.S., Sr. Unsec. Notes, 4.88%, 05/19/2022(b)	515,000	509,484
Turkiye Garanti Bankasi A.S., Unsec. Sub. Notes, 6.13%, 05/24/2027(b)	200,000	198,100
Turkiye Is Bankasi A.S., Sr. Unsec. Notes, 6.13%, 04/25/2024(b)	380,000	379,736
Yapi ve Kredi Bankasi A.S., Sr. Unsec. Notes, 5.85%, 06/21/2024(b)	345,000	341,021
		1,428,341

Ukraine–1.42%
Ukraine Government International Bond,
Sr. Unsec. Notes, 7.38%, 09/25/2032(b)	251,000	247,949
REGS, Sr. Unsec. Euro Notes, 7.75%, 09/01/2024(b)	200,000	210,070
		458,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco World Bond Fund

	Principal Amount	Value
United Arab Emirates–0.79%
Abu Dhabi Crude Oil Pipeline LLC, Sr. Sec. Bonds, 4.60%, 11/02/2047(b)	$250,000	$255,852

United States–8.21%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	246,000	275,621
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	300,000	301,500
Enterprise Products Operating LLC, Series E, Jr. Unsec. Sub. Gtd. Deb., 5.25%, 08/16/2077	215,000	221,450
NGPL PipeCo. LLC,
Sr. Unsec. Bonds,
4.88%, 08/15/2027(b)	56,000	58,100
Sr. Unsec. Notes,
4.38%, 08/15/2022(b)	56,000	57,750
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	355,000	362,739
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	197,000	209,744
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	300,000	316,500
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	357,000	363,917
VEREIT Operating Partnership, L.P., Sr. Unsec. Gtd. Global Notes, 3.95%, 08/15/2027	150,000	150,086
Wells Fargo & Co., Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	300,000	335,775
		2,653,182

Zambia–1.64%
First Quantum Minerals Ltd.,
Sr. Unsec. Gtd. Notes,
7.25%, 04/01/2023(b)	200,000	212,500
7.50%, 04/01/2025(b)	300,000	318,750
		531,250
Total U.S. Dollar Denominated Bonds & Notes (Cost $8,869,943)		9,259,305

	Principal Amount		Value
U.S. Treasury Securities–18.26%
U.S. Treasury Inflation — Indexed Notes–6.24%
0.13%, 04/15/2022	$2,018,920	(f)	$2,015,802

U.S. Treasury Notes–12.02%
2.00%, 11/15/2026	4,000,000		3,885,234
Total U.S. Treasury Securities (Cost $5,883,778)			5,901,036

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.31%
United States–0.31%
Freddie Mac Multifamily Securitization, Series K038, Class X1, Variable Rate Pass Through Ctfs., 1.18%, 03/25/2024 (Cost $101,237)(g)	1,651,469		100,389

	Shares

Money Market Funds–2.14%
Invesco Government & Agency Portfolio–Institutional Class, 0.95%(h)	415,757		415,757
Invesco Treasury Portfolio–Institutional Class, 0.94%(h)	277,172		277,172
Total Money Market Funds (Cost $692,929)			692,929

Options Purchased–0.19%
(Cost $63,877)(i)	4,650,000		62,372
TOTAL INVESTMENTS IN SECURITIES–93.90% (Cost $29,385,413)			30,350,974
OTHER ASSETS LESS LIABILITIES–6.10%			1,971,718
NET ASSETS–100.00%			$32,322,692

Investment Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
Ctfs.	– Certificates
Deb.	– Debentures
DIP	– Debtor-in-possession
EUR	– Euro
GBP	– British Pound Sterling
Gtd.	– Guaranteed
IDR	– Indonesian Rupiah

INR	– Indian Rupee
JPY	– Japanese Yen
Jr.	– Junior
PEN	– Peruvian Sol
REGS	– Regulation S
RUB	– Russian Ruble
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco World Bond Fund

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2017 was $15,923,954, which represented 49.27% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Zero coupon bond issued at a discount.
(e)	Step coupon bond. Rate shown is the rate in effect on October 31, 2017.
(f)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(g)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect October 31, 2017.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2017.
(i)	The table below details options purchased. See Note 1M and 1N:

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
USD versus NOK	Call	Barclays Bank PLC	12/13/2017	NOK	8.10	USD	650,000	$9,619

AUD versus JPY	Put	Goldman Sachs International	11/06/2017	JPY	86.00	AUD	1,000,000	617
EUR versus USD	Put	Barclays Bank PLC	03/01/2018	USD	1.14	EUR	500,000	3,099
USD versus MXN	Put	Citibank, N.A.	07/17/2018	MXN	22.00	USD	1,000,000	15,183
Subtotal — Put								18,899
Subtotal Foreign Currency Options Purchased — Currency Risk								$28,518

	Open Over-The-Counter Interest Rate Swaptions Purchased — Interest Rate Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
10 Year Interest Rate Swap	Put	Morgan Stanley & Co. International PLC	2.25%	Pay	3 month USD LIBOR	Quarterly	03/26/2018	$1,500,000	$33,854
Total Options Purchased (Cost $63,877)									$62,372

Open Over-The-Counter Foreign Currency Options Written — Currency Risk
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price	Premiums Received	Notional Value	Value	Unrealized Appreciation
MXN versus USD	Call	Citibank, N.A.	07/17/2018	MXN 22.00	$(22,595)	USD 1,000,000	$(22,032)	$563

Open Futures Contracts(a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Euro-BTP	5	December-2017	$(813,042)	$(17,273)	$(17,273)
Euro-Buxl 30 Year Bonds	2	December-2017	(387,026)	(7,522)	(7,522)
U.S. Treasury 10 Year Treasury Notes	31	December-2017	(3,873,063)	(8,480)	(8,480)
U.S. Treasury Ultra Bonds	3	December-2017	(494,344)	(7,976)	(7,976)
Total Futures Contracts — Interest Rate Risk				$(41,251)	$(41,251)

(a)	Futures contracts collateralized by $68,759 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco World Bond Fund

Open Forward Foreign Currency Contracts
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive
11/03/2017	Morgan Stanley & Co. LLC	BRL	1,600,000	USD	505,529	$16,622
11/30/2017	Barclays Bank PLC	AUD	2,580,000	USD	2,039,780	65,842
11/30/2017	Barclays Bank PLC	CNY	2,100,000	USD	319,431	3,494
11/30/2017	Barclays Bank PLC	HUF	250,000,000	USD	959.097	22,434
11/30/2017	Barclays Bank PLC	JPY	40,000,000	USD	355,032	2,751
11/30/2017	Barclays Bank PLC	MXN	6,000,000	USD	330,996	19,742
11/30/2017	Barclays Bank PLC	RUB	20,000,000	USD	343,820	3,528
11/30/2017	Barclays Bank PLC	SEK	12,000,000	USD	1,472,070	36,015
11/30/2017	Barclays Bank PLC	TRY	4,400,000	USD	1,207,938	58,375
11/30/2017	Barclays Bank PLC	USD	366,850	RUB	22,000,000	7,471
11/30/2017	Barclays Bank PLC	ZAR	2,300,000	USD	171,067	9,272
11/30/2017	Citigroup Global Markets Inc.	CAD	1,400,000	USD	1,115,937	30,439
11/30/2017	Citigroup Global Markets Inc.	PLN	3,300,000	USD	908,140	1,470
11/30/2017	Citigroup Global Markets Inc.	RUB	60,000,000	USD	1,035,912	15,036
11/30/2017	Citigroup Global Markets Inc.	USD	398,307	GBP	300,000	546
11/30/2017	Citigroup Global Markets Inc.	USD	457,596	INR	30,000,000	4,707
11/30/2017	Citigroup Global Markets Inc.	USD	441,813	KRW	500,000,000	5,540
11/30/2017	Citigroup Global Markets Inc.	ZAR	18,450,000	USD	1,374,297	76,418
11/30/2017	Deutsche Bank Securities Inc.	AUD	500,000	USD	394,388	11,842
11/30/2017	Deutsche Bank Securities Inc.	HUF	90,000,000	USD	347,469	10,270
11/30/2017	Goldman Sachs International	AUD	400,000	USD	311,819	5,782
11/30/2017	Goldman Sachs International	CHF	770,000	USD	782,120	8,706
11/30/2017	Goldman Sachs International	CLP	300,000,000	USD	472,813	770
11/30/2017	Goldman Sachs International	CNY	3,200,000	USD	489,867	8,440
11/30/2017	Goldman Sachs International	COP	1,000,000,000	USD	329,489	1,683
11/30/2017	Goldman Sachs International	HUF	90,000,000	USD	347,966	10,767
11/30/2017	Goldman Sachs International	JPY	90,000,000	USD	811,277	18,647
11/30/2017	Goldman Sachs International	MXN	18,000,000	USD	960,498	26,738
11/30/2017	Goldman Sachs International	TRY	6,600,000	USD	1,785,594	61,249
11/30/2017	Goldman Sachs International	USD	902,618	CZK	20,000,000	6,672
11/30/2017	Goldman Sachs International	USD	333,209	RUB	20,000,000	7,082
11/30/2017	Goldman Sachs International	USD	323,031	ZAR	4,600,000	559
11/30/2017	Goldman Sachs International	ZAR	14,200,000	USD	1,041,395	42,485
11/30/2017	Merrill Lynch International	CLP	430,000,000	USD	691,986	15,391
11/30/2017	Merrill Lynch International	CNY	2,500,000	USD	377,725	1,610
11/30/2017	Merrill Lynch International	HUF	170,000,000	USD	644,477	7,546
11/30/2017	Merrill Lynch International	INR	55,000,000	USD	849,027	1,472
11/30/2017	Merrill Lynch International	USD	663,990	CLP	430,000,000	12,605
11/30/2017	Merrill Lynch International	USD	455,650	INR	30,000,000	6,653
11/30/2017	Morgan Stanley & Co. LLC	COP	1,000,000,000	USD	330,306	2,500
11/30/2017	Morgan Stanley & Co. LLC	IDR	11,100,000,000	USD	816,948	1,620
11/30/2017	Morgan Stanley & Co. LLC	MXN	6,000,000	USD	330,215	18,961
11/30/2017	Morgan Stanley & Co. LLC	PLN	2,500,000	USD	693,597	6,725
12/01/2017	Merrill Lynch International	PHP	55,000,000	USD	1,071,992	11,256
12/04/2017	Merrill Lynch International	BRL	1,200,000	USD	375,469	10,274
12/04/2017	Morgan Stanley & Co. LLC	BRL	2,100,000	USD	644,103	5,011
12/22/2017	Goldman Sachs International	USD	1,270,850	TWD	40,000,000	60,036
Subtotal — Appreciation						763,054

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco World Bond Fund

Open Forward Foreign Currency Contracts—(continued)
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive
11/03/2017	Morgan Stanley & Co. LLC	USD	493,961	BRL	1,600,000	$(5,054)
11/30/2017	Barclays Bank PLC	TWD	40,000,000	USD	1,326,260	(2,842)
11/30/2017	Barclays Bank PLC	USD	1,316,106	CLP	830,000,000	(10,119)
11/30/2017	Barclays Bank PLC	USD	382,611	HUF	100,000,000	(7,946)
11/30/2017	Barclays Bank PLC	USD	731,495	JPY	80,000,000	(26,934)
11/30/2017	Barclays Bank PLC	USD	753,534	RUB	43,500,000	(13,400)
11/30/2017	Barclays Bank PLC	USD	2,148,653	TRY	7,700,000	(136,918)
11/30/2017	Barclays Bank PLC	USD	1,346,121	TWD	40,000,000	(17,019)
11/30/2017	Barclays Bank PLC	USD	935,612	ZAR	12,800,000	(35,186)
11/30/2017	Citigroup Global Markets Inc.	GBP	1,080,000	USD	1,397,802	(38,067)
11/30/2017	Citigroup Global Markets Inc.	INR	35,000,000	USD	529,982	(9,372)
11/30/2017	Citigroup Global Markets Inc.	KRW	100,000,000	USD	88,468	(1,002)
11/30/2017	Citigroup Global Markets Inc.	USD	1,010,468	CAD	1,250,000	(41,273)
11/30/2017	Citigroup Global Markets Inc.	USD	912,825	PLN	3,300,000	(6,155)
11/30/2017	Citigroup Global Markets Inc.	USD	342,700	RUB	20,000,000	(2,409)
11/30/2017	Citigroup Global Markets Inc.	USD	889,158	ZAR	12,000,000	(45,009)
11/30/2017	Deutsche Bank Securities Inc.	USD	493,902	HUF	130,000,000	(6,838)
11/30/2017	Deutsche Bank Securities Inc.	USD	638,191	EUR	539,959	(8,176)
11/30/2017	Goldman Sachs International	CZK	10,000,000	USD	453,968	(677)
11/30/2017	Goldman Sachs International	MXN	8,000,000	USD	413,781	(1,223)
11/30/2017	Goldman Sachs International	TRY	1,200,000	USD	310,691	(2,826)
11/30/2017	Goldman Sachs International	USD	1,182,320	CNY	7,800,000	(8,840)
11/30/2017	Goldman Sachs International	USD	340,026	COP	1,000,000,000	(12,220)
11/30/2017	Goldman Sachs International	USD	602,085	EUR	500,000	(18,694)
11/30/2017	Goldman Sachs International	USD	327,467	HUF	85,000,000	(9,002)
11/30/2017	Goldman Sachs International	USD	4,765,913	JPY	519,611,320	(189,695)
11/30/2017	Goldman Sachs International	USD	1,308,702	MXN	24,000,000	(63,688)
11/30/2017	Goldman Sachs International	USD	1,489,937	SEK	12,000,000	(53,882)
11/30/2017	Goldman Sachs International	USD	572,041	TRY	2,100,000	(23,386)
11/30/2017	Morgan Stanley & Co. LLC	IDR	2,300,000,000	USD	168,560	(382)
11/30/2017	Morgan Stanley & Co. LLC	USD	341,297	COP	1,000,000,000	(13,491)
11/30/2017	Morgan Stanley & Co. LLC	USD	334,760	MXN	6,000,000	(23,506)
11/30/2017	Morgan Stanley & Co. LLC	USD	700944	PLN	2,500,000	(14,072)
11/30/2017	Morgan Stanley & Co. LLC	USD	172,741	RUB	10,000,000	(2,596)
12/04/2017	Morgan Stanley & Co. LLC	USD	304,739	BRL	1,000,000	(409)
12/22/2017	Goldman Sachs International	TWD	40,000,000	USD	1,242,236	(88,650)
Subtotal — Depreciation						(940,958)
Total Open Forward Foreign Currency Contracts — Currency Risk						$(177,904)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco World Bond Fund

Open Over-The-Counter Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid	Value	Unrealized Appreciation
Barclays Bank PLC	Republic of Turkey	Buy	1.00%	Quarterly	12/20/2022	1.84%	$(2,000,000)	$76,685	$79,236	$2,551
Goldman Sachs International	Republic of South Africa	Buy	1.00%	Quarterly	12/20/2022	1.83	(2,400,000)	82,881	94,393	11,512
Total Over-The-Counter Credit Default Swap Agreements — Credit Risk								$159,566	$173,629	$14,063

(a)	Implied credit spreads represent the current level, as of October 31, 2017, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(b)
Pay	Overnight Brazil DI Rate	Daily	8.51%	Daily	01/02/2018	BRL	27,000,000	$—	$15,864	$15,864
Pay	3 Month CBA	Quarterly	1.92	Semi-Annually	09/27/2019	CAD	7,500,000	—	17,196	17,196
Pay	3 Month USD LIBOR	Quarterly	2.49	Semi-Annually	03/28/2028	USD	142,000	—	1,143	1,143
Subtotal — Appreciation									34,203	34,203
Receive	Overnight Brazil DI Rate	Daily	8.38	Daily	01/02/2019	BRL	(8,000,000)	—	(27,032)	(27,032)
Pay	28-Day MXN TIIE	Monthly	6.72	Monthly	06/23/2022	MXN	50,000,000	—	(52,895)	(52,895)
Receive	3 Month CBA	Quarterly	2.39	Semi-Annually	09/27/2027	CAD	(1,400,000)	—	(9,139)	(9,139)
Pay	3 Month USD LIBOR	Quarterly	2.25	Semi-Annually	03/28/2028	USD	750,000	—	(10,373)	(10,373)
Pay	3 Month USD LIBOR	Quarterly	2.37	Semi-Annually	03/28/2028	USD	150,000	—	(364)	(364)
Receive	6 Month BUBOR	Semi-Annually	2.42	Semi-Annually	08/21/2027	HUF	(280,000,000)	—	(38,497)	(38,497)
Subtotal — Depreciation									(138,300)	(138,300)
Total Centrally Cleared Interest Rate Swap Agreements—Interest Rate Risk								$—	$(104,097)	$(104,097)

(a)	Centrally Cleared swap agreements collateralized by $137,000 cash held with Credit Suisse, the swaps commission merchant.
(b)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
BUBOR	– Budapest Interbank Offered Rate
CAD	– Canadian Dollar
CBA	– Canadian Bankers Acceptances
CHF	– Swiss Franc
CLP	– Chilean Peso
CNY	– Chinese Yuan
COP	– Colombian Peso
CZK	– Czech Koruna
DI	– Interbank Deposit
EUR	– Euro
GBP	– British Pound Sterling
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah

INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
NOK	– Norwegian Krone
PHP	– Philippine Peso
PLN	– Polish Zloty
RUB	– Russian Ruble
SEK	– Swedish Krona
TIIE	– Interbank Equilibrium Interest Rate
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– U.S. Dollar
ZAR	– South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco World Bond Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at value (Cost $28,692,484)	$29,658,045
Investments in affiliated money market funds, at value and cost	692,929
Other investments:
Variation margin receivable — centrally cleared swap agreements	4,543
Swaps receivable — centrally cleared	86
Swaps receivable — OTC	4,300
Premiums paid on swap agreements — OTC	159,566
Unrealized appreciation on forward foreign currency contracts outstanding	763,054
Unrealized appreciation on swap agreements — OTC (premiums paid $159,566)	14,063
Foreign currencies, at value (Cost $1,784,108)	1,764,145
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	68,759
Cash collateral — centrally cleared swap agreements	137,000
Receivable for:
Fund shares sold	2,611
Dividends and interest	391,691
Investment for trustee deferred compensation and retirement plans	39,633
Other assets	38,620
Total assets	33,739,045

Liabilities:
Other investments:
Options written, at value (premiums received $22,595)	22,032
Swaps payable — centrally cleared	85
Swaps payable — OTC	9,683
Variation margin payable — futures contracts	1,520
Unrealized depreciation on forward foreign currency contracts outstanding	940,958
Payable for:
Investments purchased	250,000
Fund shares reacquired	52,234
Accrued fees to affiliates	30,838
Accrued trustees’ and officers’ fees and benefits	2,344
Accrued other operating expenses	64,925
Trustee deferred compensation and retirement plans	41,734
Total liabilities	1,416,353
Net assets applicable to shares outstanding	$32,322,692

Net assets consist of:
Shares of beneficial interest	$32,779,291
Undistributed net investment income	48,176
Undistributed net realized gain (loss)	(1,143,174)
Net unrealized appreciation	638,399
$32,322,692

Net Assets:
Class A	$22,150,322
Class B	$217,345
Class C	$4,146,612
Class Y	$5,796,807
Class R5	$844
Class R6	$10,762

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,124,565
Class B	20,862
Class C	398,393
Class Y	556,412
Class R5	81
Class R6	1,032
Class A:
Net asset value per share	$10.43
Maximum offering price per share
(Net asset value of $10.43 ÷ 95.75%)	$10.89
Class B:
Net asset value and offering price per share	$10.42
Class C:
Net asset value and offering price per share	$10.41
Class Y:
Net asset value and offering price per share	$10.42
Class R5:
Net asset value and offering price per share	$10.42
Class R6:
Net asset value and offering price per share	$10.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco World Bond Fund

Statement of Operations

For the year ended October 31, 2017

Investment income:
Interest (net of foreign withholding taxes of $4,385)	$1,458,154
Dividends from affiliated money market funds	13,581
Total investment income	1,471,735

Expenses:
Advisory fees	229,531
Administrative services fees	50,000
Custodian fees	46,135
Distribution fees:
Class A	58,323
Class B	3,457
Class C	42,584
Transfer agent fees — A, B, C and Y	105,411
Transfer agent fees — R5	1
Transfer agent fees — R6	11
Trustees’ and officers’ fees and benefits	20,994
Registration and filing fees	83,563
Reports to shareholders	69,724
Professional services fees	70,484
Other	17,815
Total expenses	798,033
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(446,523)
Net expenses	351,510
Net investment income	1,120,225

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(736,175)
Foreign currencies	60,199
Forward foreign currency contracts	(996,032)
Futures contracts	33,685
Option contracts written	13,780
Swap agreements	(221,244)
(1,845,787)
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,257,352
Foreign currencies	(13,354)
Forward foreign currency contracts	(162,396)
Futures contracts	(94,274)
Option contracts written	563
Swap agreements	171,961
1,159,852
Net realized and unrealized gain (loss)	(685,935)
Net increase in net assets resulting from operations	$434,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco World Bond Fund

Statement of Changes in Net Assets

For the years ended October 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$1,120,225	$1,056,032
Net realized gain (loss)	(1,845,787)	(188,528)
Change in net unrealized appreciation	1,159,852	1,891,966
Net increase in net assets resulting from operations	434,290	2,759,470

Distributions to shareholders from net investment income:
Class A	(87,346)	(230,285)
Class B	(1,299)	(274)
Class C	(15,969)	(5,811)
Class Y	(27,636)	(75,009)
Class R5	(3)	(10)
Class R6	(39)	(30,564)
Total distributions from net investment income	(132,292)	(341,953)

Return of Capital:
Class A	(536,224)	(180,952)
Class B	(5,196)	(4,447)
Class C	(63,221)	(34,564)
Class Y	(188,272)	(38,737)
Class R5	(22)	(5)
Class R6	(272)	(42,369)
Total return of capital:	(793,207)	(301,074)

Share transactions–net:
Class A	(6,443,931)	853,114
Class B	(243,332)	(473,800)
Class C	(935,714)	(196,968)
Class Y	(4,540,530)	8,535,582
Class R5	9	—
Class R6	—	(19,308,820)
Net increase (decrease) in net assets resulting from share transactions	(12,163,498)	(10,590,892)
Net increase (decrease) in net assets	(12,654,707)	(8,474,449)

Net assets:
Beginning of year	44,977,399	53,451,848
End of year (includes undistributed net investment income of $48,176 and $(114,802), respectively)	$32,322,692	$44,977,399

Notes to Financial Statements

October 31, 2017

NOTE 1—Significant Accounting Policies

Invesco World Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares.

20                         Invesco World Bond Fund

Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

21                         Invesco World Bond Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

22                         Invesco World Bond Fund

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Call Options Purchased and Written — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

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Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

24                         Invesco World Bond Fund

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2017 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.65%
Next $250 million	0.59%
Next $500 million	0.565%
Next $1.5 billion	0.54%
Next $2.5 billion	0.515%
Next $5 billion	0.49%
Over $10 billion	0.465%

For the year ended October 31, 2017, the effective advisory fees incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective December 1, 2016, the Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 0.94%, 1.69%, 1.69%, 0.69%, 0.69% and 0.69%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to December 1, 2016, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 1.10%, 1.85%, 1.85%, 0.85%, 0.85% and 0.85%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2017, the Adviser waived advisory fees and reimbursed fund expenses of $341,101 and reimbursed class level expenses of $68,705, $1,018, $12,541, $21,698, $1 and $11 of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

25                         Invesco World Bond Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2017, IDI advised the Fund that IDI retained $1,912 in front-end sales commissions from the sale of Class A shares and $100, $20 and $61 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended October 31, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Non U.S. Denominated Bonds & Notes	$—	$14,334,943	$—	$14,334,943
U.S. Denominated Bonds & Notes	—	9,259,305	—	9,259,305
U.S. Treasury Securities	—	5,901,036	—	5,901,036
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	100,389	—	100,389
Money Market Funds	692,929	—	—	692,929
Options Purchased	—	62,372	—	62,372
	692,929	29,658,045	—	30,350,974
Forward Foreign Currency Contracts*	—	(177,904)	—	(177,904)
Futures Contracts*	(41,251)	—	—	(41,251)
Options Written*	—	(22,032)	—	(22,032)
Swap Agreements*	—	(90,034)	—	(90,034)
Total Investments	$651,678	$29,368,075	$—	$30,019,753

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

26                         Invesco World Bond Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2017:

	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on swap agreements — Centrally Cleared(a)	$—	$—	$34,203	$34,203
Unrealized appreciation on swap agreements — OTC	14,063	—	—	14,063
Options purchased, at value — OTC(b)	—	28,518	33,854	62,372
Unrealized appreciation on forward foreign currency contracts outstanding	—	763,054	—	763,054
Total Derivative Assets	14,063	791,572	68,057	873,692
Derivatives not subject to master netting agreements	—	—	(34,203)	(34,203)
Total Derivative Assets subject to master netting agreements	$14,063	$791,572	$33,854	$839,489

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$—	$(41,251)	$(41,251)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	—	—	(138,300)	(138,300)
Options written, at value — OTC	—	(22,032)	—	(22,032)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(940,958)	—	(940,958)
Total Derivative Liabilities	—	(962,990)	(179,551)	(1,142,541)
Derivatives not subject to master netting agreements	—	—	179,551	179,551
Total Derivative Liabilities subject to master netting agreements	$—	$(962,990)	$—	$(962,990)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$228,924	$12,718	$83,536	$325,178	$(250,364)	$—	$(6,883)	$(257,247)	$67,931	$—	$—	$67,931
Citibank, N.A.	—	15,183	—	15,183	—	(22,032)	—	(22,032)	(6,849)	—	—	(6,849)
Citigroup Global Markets Inc.	134,156	—	—	134,156	(143,287)	—	—	(143,287)	(9,131)	—	—	(9,131)
Deutsche Bank Securities Inc.	22,112	—	—	22,112	(15,014)	—	—	(15,014)	7,098	—	—	7,098
Goldman Sachs International	259,616	617	94,393	354,626	(472,783)	—	(2,800)	(475,583)	(120,957)	—	—	(120,957)
Merrill Lynch International	66,807	—	—	66,807	—	—	—	—	66,807	—	—	66,807
Morgan Stanley & Co. International PLC	—	33,854	—	33,854	—	—	—	—	33,854	—	—	33,854
Morgan Stanley & Co. LLC	51,439	—	—	51,439	(59,510)	—	—	(59,510)	(8,071)	—	—	(8,071)
Total	$763,054	$62,372	$177,929	$1,003,355	$(940,958)	$(22,032)	$(9,683)	$(972,673)	$30,682	$—	$—	$30,682

27                         Invesco World Bond Fund

Effect of Derivative Investments for the year ended October 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(996,032)	$—	$—	$(996,032)
Futures contracts	—	—	—	33,685	33,685
Options purchased(a)	—	(77,255)	—	(793)	(78,048)
Options written	969	12,811	—	—	13,780
Swap agreements	(225,362)	—	(32,079)	36,197	(221,244)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	(162,396)	—	—	(162,396)
Futures contracts	—	—	—	(94,274)	(94,274)
Options purchased(a)	—	(11,509)	—	10,004	(1,505)
Options written	—	563	—	—	563
Swap agreements	156,970	—	11,347	3,644	171,961
Total	$(67,423)	$(1,233,818)	$(20,732)	$(11,537)	$(1,333,510)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the twelve month average notional value of forward foreign currency contracts, futures contracts, options purchased and swap agreements and the six month average notional value of options written.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$57,496,652	$2,870,134	$62,703,212	$1,035,269	$17,811,283

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,448.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

28                         Invesco World Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2017 and 2016:

	2017	2016
Ordinary income	$132,292	$185,147
Long-term capital gain	—	156,806
Return of capital	793,207	301,074
Total distributions	$925,499	$643,027

Tax Components of Net Assets at Period-End:

2017
Net unrealized appreciation — investments	$744,243
Net unrealized appreciation (depreciation) — foreign currencies	(18,536)
Temporary book/tax differences	(37,664)
Capital loss carryforward	(1,144,642)
Shares of beneficial interest	32,779,291
Total net assets	$32,322,692

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to futures contracts, straddles and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2017 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$676,863	$467,779	$1,144,642

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2017 was $69,540,473 and $89,142,974, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $10,167,611 and $4,275,068, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,165,519
Aggregate unrealized (depreciation) of investments	(1,421,276)
Net unrealized appreciation of investments	$744,243

Cost of investments for tax purposes is $29,275,510.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, distributions and swap agreement income, on October 31, 2017, undistributed net investment income was decreased by $31,748, undistributed net realized gain (loss) was increased by $824,954 and shares of beneficial interest was decreased by $793,206. This reclassification had no effect on the net assets of the Fund.

29                         Invesco World Bond Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	386,135	$3,976,564	981,590	$10,283,740
Class B	2,297	22,928	5,051	51,039
Class C	88,362	906,574	215,278	2,170,817
Class Y	611,943	6,211,858	1,491,034	15,491,121
Class R5	2,567	27,121	—	—
Class R6	—	—	129,251	1,243,370

Issued as reinvestment of dividends:
Class A	56,789	577,805	36,686	380,582
Class B	600	6,090	425	4,396
Class C	6,981	70,996	3,461	36,065
Class Y	18,568	188,436	9,101	95,884
Class R6	—	—	7,558	72,784

Automatic conversion of Class B shares to Class A shares:
Class A	18,145	185,281	36,838	372,595
Class B	(18,156)	(185,281)	(36,896)	(372,595)

Reacquired:
Class A	(1,101,023)	(11,183,581)	(984,775)	(10,183,803)
Class B	(8,550)	(87,069)	(15,599)	(156,640)
Class C	(188,446)	(1,913,284)	(237,901)	(2,403,850)
Class Y	(1,081,055)	(10,940,824)	(668,294)	(7,051,423)
Class R5	(2,567)	(27,112)	—	—
Class R6(b)	—	—	(2,114,835)	(20,624,974)
Net increase (decrease) in share activity	(1,207,410)	$(12,163,498)	(1,142,027)	$(10,590,892)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	On February 18, 2016, 2,112,864 Class R6 shares valued at $20,600,421 were redeemed by affiliated mutual funds.

30                         Invesco World Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of Capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/17	$10.44	$0.33	$(0.07)	$0.26	$(0.04)	$—	$(0.23)	$(0.27)	$10.43	2.63%	$22,150	0.95	%(d)	2.21	%(d)	3.22	%(d)	245%
Year ended 10/31/16	9.81	0.25	0.54	0.79	(0.08)	—	(0.08)	(0.16)	10.44	8.02	28,870	1.10		1.84		2.36		246
Year ended 10/31/15	10.63	0.18	(0.74)	(0.56)	—	(0.14)	(0.12)	(0.26)	9.81	(5.38)	26,426	1.10		1.72		1.79		135
Year ended 10/31/14	11.07	0.20	(0.30)	(0.10)	(0.12)	(0.22)	—	(0.34)	10.63	(0.97)	32,668	1.10		1.68		1.83		237
Year ended 10/31/13	11.37	0.18	(0.37)	(0.19)	(0.11)	—	—	(0.11)	11.07	(1.68)	33,019	1.10		1.68		1.65		233
Class B
Year ended 10/31/17	10.43	0.25	(0.07)	0.18	(0.03)	—	(0.16)	(0.19)	10.42	1.80	217	1.70	(d)	2.96	(d)	2.47	(d)	245
Year ended 10/31/16	9.79	0.16	0.56	0.72	(0.05)	—	(0.03)	(0.08)	10.43	7.35	466	1.85		2.59		1.61		246
Year ended 10/31/15	10.62	0.10	(0.75)	(0.65)	—	(0.14)	(0.04)	(0.18)	9.79	(6.19)	898	1.85		2.47		1.04		135
Year ended 10/31/14	11.05	0.12	(0.30)	(0.18)	(0.03)	(0.22)	—	(0.25)	10.62	(1.63)	1,867	1.85		2.43		1.08		237
Year ended 10/31/13	11.36	0.10	(0.38)	(0.28)	(0.03)	—	—	(0.03)	11.05	(2.50)	2,850	1.85		2.43		0.90		233
Class C
Year ended 10/31/17	10.42	0.25	(0.07)	0.18	(0.03)	—	(0.16)	(0.19)	10.41	1.80	4,147	1.70	(d)	2.96	(d)	2.47	(d)	245
Year ended 10/31/16	9.79	0.17	0.54	0.71	(0.05)	—	(0.03)	(0.08)	10.42	7.24	5,121	1.85		2.59		1.61		246
Year ended 10/31/15	10.61	0.10	(0.74)	(0.64)	—	(0.14)	(0.04)	(0.18)	9.79	(6.10)	4,998	1.85		2.47		1.04		135
Year ended 10/31/14	11.04	0.12	(0.30)	(0.18)	(0.03)	(0.22)	—	(0.25)	10.61	(1.63)	6,441	1.85		2.43		1.08		237
Year ended 10/31/13	11.35	0.10	(0.38)	(0.28)	(0.03)	—	—	(0.03)	11.04	(2.50)	5,562	1.85		2.43		0.90		233
Class Y
Year ended 10/31/17	10.44	0.35	(0.07)	0.28	(0.04)	—	(0.26)	(0.30)	10.42	2.81	5,797	0.70	(d)	1.96	(d)	3.47	(d)	245
Year ended 10/31/16	9.80	0.27	0.55	0.82	(0.07)	—	(0.11)	(0.18)	10.44	8.40	10,509	0.85		1.59		2.61		246
Year ended 10/31/15	10.63	0.21	(0.76)	(0.55)	—	(0.14)	(0.14)	(0.28)	9.80	(5.23)	1,716	0.85		1.47		2.04		135
Year ended 10/31/14	11.06	0.23	(0.30)	(0.07)	(0.14)	(0.22)	—	(0.36)	10.63	(0.63)	4,989	0.85		1.43		2.08		237
Year ended 10/31/13	11.37	0.21	(0.39)	(0.18)	(0.13)	—	—	(0.13)	11.06	(1.52)	982	0.85		1.43		1.90		233
Class R5
Year ended 10/31/17	10.44	0.36	(0.08)	0.28	(0.04)	—	(0.26)	(0.30)	10.42	2.81	1	0.70	(d)	1.77	(d)	3.47	(d)	245
Year ended 10/31/16	9.81	0.27	0.54	0.81	(0.07)	—	(0.11)	(0.18)	10.44	8.29	1	0.85		1.30		2.61		246
Year ended 10/31/15	10.64	0.21	(0.76)	(0.55)	–	(0.14)	(0.14)	(0.28)	9.81	(5.23)	1	0.85		1.16		2.04		135
Year ended 10/31/14	11.07	0.23	(0.30)	(0.07)	(0.14)	(0.22)	—	(0.36)	10.64	(0.63)	118	0.85		1.15		2.08		237
Year ended 10/31/13	11.37	0.21	(0.38)	(0.17)	(0.13)	—	—	(0.13)	11.07	(1.43)	282	0.85		1.16		1.90		233
Class R6
Year ended 10/31/17	10.44	0.36	(0.07)	0.29	(0.04)	—	(0.26)	(0.30)	10.43	2.91	11	0.70	(d)	1.77	(d)	3.47	(d)	245
Year ended 10/31/16	9.81	0.25	0.56	0.81	(0.07)	—	(0.11)	(0.18)	10.44	8.29	11	0.85		1.30		2.61		246
Year ended 10/31/15	10.63	0.20	(0.74)	(0.54)	—	(0.14)	(0.14)	(0.28)	9.81	(5.14)	19,413	0.85		1.16		2.04		135
Year ended 10/31/14	11.07	0.23	(0.31)	(0.08)	(0.14)	(0.22)	—	(0.36)	10.63	(0.72)	12,637	0.85		1.14		2.08		237
Year ended 10/31/13	11.37	0.21	(0.38)	(0.17)	(0.13)	—	—	(0.13)	11.07	(1.43)	8,752	0.85		1.16		1.90		233

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $23,329, $346, $4,258, $7,368, $1 and $11 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.

NOTE 13—Subsequent Event

On December 1, 2017, the Fund’s Board of Trustees approved the early conversion of the remaining assets in the Fund’s Class B shares into Class A shares to occur on or about January 26, 2018. At the close of business on or about January 26, 2018, (the “Conversion Date”) all outstanding Class B shares of the Fund will be converted to Class A shares of the Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Once the conversion is completed, Class B shares will be closed and become inactive. No contingent deferred sales charges will be payable in connection with this early conversion. The conversion of the Fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser.

31                         Invesco World Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco World Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco World Bond Fund (one of the portfolios constituting the AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

December 21, 2017

32                         Invesco World Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,034.90	$4.82	$1,020.47	$4.79	0.94%
B	1,000.00	1,031.00	8.65	1,016.69	8.59	1.69
C	1,000.00	1,031.10	8.65	1,016.69	8.59	1.69
Y	1,000.00	1,036.20	3.54	1,021.73	3.52	0.69
R5	1,000.00	1,036.20	3.54	1,021.73	3.52	0.69
R6	1,000.00	1,036.20	3.54	1,021.73	3.52	0.69

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2017 through October 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

33                         Invesco World Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco World Bond Fund’s (formerly, Invesco International Total Return Fund) (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the

Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board noted that the name of the Fund was changed and the benchmark was changed to the Lipper Global Income Funds Index effective December 1, 2016. The Board compared the Fund’s investment performance during over multiple time periods ending December 31, 2106 to the performance of funds in the Broadridge performance universe and against the Lipper International Income Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. Invesco Advisers noted that the Fund has broader exposure to the U.S. Dollar effective with the name change. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

34                         Invesco World Bond Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2018 in an amount necessary to limit total annual operating expenses to a specificed percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

35                         Invesco World Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	4.65%
Corporate Dividends Received Deduction*	4.65%
U.S. Treasury Obligations*	5.59%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

36                         Invesco World Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco World Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	158	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente (healthcare consortium); Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation (aerospace and defense company)	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	158	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

T-2                         Invesco World Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco World Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco World Bond Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	WBD-AR-1	12202017	1436

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017	Fees Billed for Services Rendered to the Registrant for fiscal year end 2016
Audit Fees	$ 821,050	$ 931,700
Audit-Related Fees(1)	$ 13,500	$ 4,000
Tax Fees(2)	$ 488,039	$ 318,830
All Other Fees	$ 0	$ 0
Total Fees	$ 1,322,589	$ 1,254,530

(g) PWC billed the Registrant aggregate non-audit fees of $501,539 for the fiscal year ended 2017, and $322,830 for the fiscal year ended 2016, for non-audit services rendered to the Registrant.

(1)

Audit-Related fees for the fiscal year end 2017 include fees billed for reviewing regulatory filings. Audit-Related fees for the fiscal year end 2016 include fees billed for reviewing regulatory filings.

(2)

Tax fees for the fiscal year end October 31, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end October 31, 2016 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees	$ 662,000	$ 635,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 1,245,000	$ 2,193,000
Total Fees(1)	$ 1,907,000	$ 2,828,000

(1)

Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2017 include fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2016 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,890,000 for the fiscal year ended October 31, 2017, and $5,032,000 for the fiscal year ended October 31, 2016, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $22 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

1  Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of November 17, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 17, 2017, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 8, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 8, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 8, 2018

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.